                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03833

                          MAINSTAY VP SERIES FUND, INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E.H. Morrison, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 576-7000

Date of fiscal year end: 12/31

Date of reporting period: 07/01/07 - 12/31/07

                                   FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY VP SERIES FUND, INC.

                 NOT A PART OF THE
                 ANNUAL REPORT

                 MESSAGE FROM

                 THE PRESIDENT


The stock market generally advanced in 2007, but not without starts and stops along the way. In February, Asian stock markets dipped, creating concerns about the sustainability of emerging-market growth. Stock markets around the world followed suit but later recovered on positive corporate earnings reports.

As the year progressed, mortgage holders began to experience the effects of higher interest rates. As low "teaser" rates on adjustable-rate mortgages began to expire, many homeowners faced higher mortgage payments that they couldn't afford. Delinquencies rose, particularly among subprime mortgages.

To maintain orderly markets, the Federal Open Market Committee of the Federal Reserve lowered the discount rate, or the rate eligible depository institutions pay to borrow from the Federal Reserve. Later, the Federal Open Market Committee reduced the federal funds target rate three times, bringing it from 5.25% at the beginning of 2007 to 4.25% by the end of the year.

These moves helped relieve some of the pressure, but the subprime-mortgage market--and several financial firms that participated in it--faced substantial losses. A weaker housing market, tighter credit and reduced spending all took their toll on consumer discretionary stocks, especially home-improvement retailers.

During 2007, large-cap stocks outperformed smaller-capitalization names and growth stocks outperformed value equities at all capitalization levels. These market preferences reversed long-standing trends and underscored the value of diversification across various capitalizations and investment styles. International stocks were also strong in 2007. Of course, past performance is no guarantee of future results.

Rising credit concerns resulted in a "flight to quality," or a general movement toward lower-risk securities. U.S. Treasurys were particularly strong, and other high-grade bond sectors also advanced.

At MainStay VP Series Fund, Inc., we try to make the most of changing markets and shifting economic conditions. Our portfolio managers rely on time-tested investment principles and seek to apply them consistently over time. With the objectives and investment strategies of their respective Portfolios in mind, they seek to optimize performance across a wide range of economic and market environments.

The reports that follow provide additional details on the market events and portfolio management decisions that affected your MainStay VP Series Fund, Inc., investments during 2007. Wherever your investment journey may lead you, we hope to be with you every step of the way.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                          Not part of the Annual Report

                       This page intentionally left blank

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY VP SERIES FUND, INC.

                 MainStay VP Annual Report
                 December 31, 2007

                 The views expressed in this report and the information about each Portfolio's holdings are for the period covered by this report and are subject to change thereafter.

                       This page intentionally left blank

TABLE OF CONTENTS




INDEX DEFINITIONS                        M-2
--------------------------------------------

MAINSTAY VP BALANCED PORTFOLIO           M-4
--------------------------------------------

MAINSTAY VP BOND PORTFOLIO              M-22
--------------------------------------------

MAINSTAY VP CAPITAL APPRECIATION
PORTFOLIO                               M-40
--------------------------------------------

MAINSTAY VP CASH MANAGEMENT PORTFOLIO   M-52
--------------------------------------------

MAINSTAY VP COMMON STOCK PORTFOLIO      M-64
--------------------------------------------

MAINSTAY VP CONSERVATIVE ALLOCATION
PORTFOLIO                               M-80
--------------------------------------------

MAINSTAY VP CONVERTIBLE PORTFOLIO       M-90
--------------------------------------------

MAINSTAY VP DEVELOPING GROWTH
PORTFOLIO                              M-104
--------------------------------------------

MAINSTAY VP FLOATING RATE PORTFOLIO    M-118
--------------------------------------------

MAINSTAY VP GOVERNMENT PORTFOLIO       M-138
--------------------------------------------

MAINSTAY VP GROWTH ALLOCATION
PORTFOLIO                              M-152
--------------------------------------------

MAINSTAY VP HIGH YIELD CORPORATE BOND
PORTFOLIO                              M-162
--------------------------------------------

MAINSTAY VP ICAP SELECT EQUITY
PORTFOLIO                              M-182
--------------------------------------------

MAINSTAY VP INTERNATIONAL EQUITY
PORTFOLIO                              M-194
--------------------------------------------

MAINSTAY VP LARGE CAP GROWTH
PORTFOLIO                              M-210
--------------------------------------------

MAINSTAY VP MID CAP CORE PORTFOLIO     M-222
--------------------------------------------

MAINSTAY VP MID CAP GROWTH PORTFOLIO   M-238
--------------------------------------------

MAINSTAY VP MID CAP VALUE PORTFOLIO    M-252
--------------------------------------------

MAINSTAY VP MODERATE ALLOCATION
PORTFOLIO                              M-264
--------------------------------------------

MAINSTAY VP MODERATE GROWTH
ALLOCATION PORTFOLIO                   M-274
--------------------------------------------

MAINSTAY VP S&P 500 INDEX PORTFOLIO    M-284
--------------------------------------------

MAINSTAY VP SMALL CAP GROWTH
PORTFOLIO                              M-302
--------------------------------------------

MAINSTAY VP TOTAL RETURN PORTFOLIO     M-316
--------------------------------------------

MAINSTAY VP VALUE PORTFOLIO            M-342
--------------------------------------------

NOTES TO FINANCIAL STATEMENTS          M-356
--------------------------------------------

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                 M-385
--------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AND SUBADVISORY AGREEMENTS  M-386
--------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES   M-390
--------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                   M-390
--------------------------------------------

SPECIAL MEETING OF SHAREHOLDERS        M-391
--------------------------------------------

DIRECTORS AND OFFICERS                 M-392
--------------------------------------------






                                                      www.mainstayfunds.com  M-1

INDEX DEFINITIONS

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES, SERVICE PROVIDERS AND REFERENCE RATES CITED THROUGHOUT THE PORTFOLIO INVESTMENT AND PERFORMANCE COMPARISONS AND THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS SECTIONS THAT FOLLOW FROM PAGE M-4 THROUGH PAGE M-346. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT YOU CANNOT MAKE AN INVESTMENT DIRECTLY IN AN INDEX. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RESULTS FOR SECURITIES INDICES ASSUME REINVESTMENT OF ALL INCOME AND CAPITAL GAINS, BUT DO NOT REFLECT FEES, EXPENSES OR TAXES. SECURITIES IN EACH PORTFOLIO WILL NOT PRECISELY MATCH THOSE IN THE INDEX, AND AS A RESULT, PERFORMANCE OF THE PORTFOLIO WILL DIFFER.

BALANCED COMPOSITE INDEX is an unmanaged index that consists of the Russell Midcap(R) Value Index (60% weighted) and the Merrill Lynch Corporate and Government 1-10 Years Bond Index (40% weighted).

CONSERVATIVE ALLOCATION BENCHMARK is an unmanaged composite index that uses different weightings from three well-known indices which represent three asset classes. U.S. stocks (35% weighted) are represented by the S&P 500(R) Index; international stocks (5% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index; and U.S. bonds (60% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index.

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's.

CREDIT SUISSE LEVERAGED LOAN INDEX is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

GROWTH ALLOCATION BENCHMARK is an unmanaged composite index that uses different weightings from two well-known indices which represent two asset classes. U.S. stocks (80% weighted) are represented by the S&P 500(R) Index and international stocks (20% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX is an unmanaged index that contains the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $250 million.

LEHMAN BROTHERS(R) GOVERNMENT BOND INDEX is an unmanaged index that consists of U.S. government and agency issues as well as investment-grade fixed-rate debt securities.

LIBOR--LONDON INTERBANK OFFERED RATES are the rates that the most creditworthy international banks dealing in Eurodollars charge each other for large loans. These rates are widely used as reference rates in bank, corporate and government lending agreements.

LIPPER INC. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

LIPPER MONEY MARKET FUND INDEX tracks the performance of the 30 largest money market funds adjusted for the reinvestment of capital-gain and income distributions.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE (L-VIPPAS) ranks portfolios that invest in separate accounts of insurance companies. Rankings are based on total returns with dividends and capital gains reinvested. Results do not reflect any deduction of sales charges.

MERRILL LYNCH ALL US CONVERTIBLE SECURITIES INDEX is a market-capitalization-weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million.

MERRILL LYNCH CORPORATE & GOVERNMENT 1-10 YEARS BOND INDEX is a market-capitalization-weighted index that is made up of U.S. government and fixed-coupon domestic investment-grade corporate bonds.

MERRILL LYNCH CORPORATE & GOVERNMENT MASTER INDEX is an unmanaged index that consists of issues of the U.S. government and its agencies as well as investment-grade corporate securities.

MODERATE ALLOCATION BENCHMARK is an unmanaged composite index that uses different weightings from three well-known indices which represent three asset classes. U.S. stocks (50% weighted) are represented by the S&P 500(R) Index; international stocks (10% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index; and U.S. bonds (40% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index.

MODERATE GROWTH ALLOCATION BENCHMARK is an unmanaged composite index that uses different weightings from three well-known indices which represent three asset classes. U.S. stocks (65% weighted) are represented by the S&P 500(R) Index; international stocks (15% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R)

Index; and U.S. bonds (20% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX (MSCI EAFE(R) INDEX) is an unmanaged free float-adjusted market-capitalization index that is designed to measure developed-market equity performance, excluding the United States and Canada. As of June 2007, the MSCI EAFE(R) Index consisted of the following 21 developed-market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index based on total market capitalization.

RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000(R) INDEX is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index.

RUSSELL 2000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500(TM) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index.

RUSSELL 3000(R) INDEX is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index.

RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

RUSSELL MIDCAP(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

"S&P 500(R)" is a registered trademark of the McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell or promote the Portfolios in this report. The S&P 500(R) Index is an unman- aged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.

S&P 500/CITIGROUP VALUE INDEX is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500/Citigroup Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors.

S&P MIDCAP 400(R) INDEX is an unmanaged market-value weighted index that consists of 400 domestic common stocks chosen for market size, liquidity and industry-group representation and is generally considered representative of the market for domestic midcap stocks.

TOTAL RETURN CORE COMPOSITE INDEX is an unmanaged index that consists of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively.



                                                      www.mainstayfunds.com  M-3

MAINSTAY VP BALANCED PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          SINCE
TOTAL RETURNS                                  YEAR        INCEPTION
--------------------------------------------------------------------
After Portfolio operating
  expenses                                     2.80%         7.20%


                                            (After Portfolio operating expenses)

                                                               MERRILL LYNCH
                                                                CORPORATE &
                                                              GOVERNMENT 1-10
                      MAINSTAY VP       BALANCED COMPOSITE       YEAR BOND       RUSSELL MIDCAP    RUSSELL MIDCAP    S&P 500
                  BALANCED PORTFOLIO           INDEX               INDEX              INDEX          VALUE INDEX      INDEX
                  ------------------    ------------------    ---------------    --------------    --------------    -------
5/2/05                   10000                 10000               10000              10000             10000         10000
                         10581                 10930               10132              11665             11481         10929
                         11713                 12413               10547              13446             13802         12655
12/31/07                 12042                 12685               11325              14199             13606         13350






SERVICE CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          SINCE
TOTAL RETURNS                                  YEAR        INCEPTION
--------------------------------------------------------------------
After Portfolio operating
  expenses                                     2.55%         6.90%


                                            (After Portfolio operating expenses)

                                                                      MERRILL LYNCH
                                                                       CORPORATE &
                                                                     GOVERNMENT 1-10
                             MAINSTAY VP       BALANCED COMPOSITE       YEAR BOND       RUSSELL MIDCAP    RUSSELL MIDCAP    S&P 500
                         BALANCED PORTFOLIO           INDEX               INDEX             INDEX*          VALUE INDEX      INDEX
                         ------------------    ------------------    ---------------    --------------    --------------    -------
5/2/05                          10000                 10000               10000              10000             10000         10000
                                10555                 10930               10132              11665             11481         10929
                                11655                 12413               10547              13446             13802         12655
12/31/07                        11952                 12685               11325              14199             13606         13350






BENCHMARK PERFORMANCE                         ONE          SINCE
                                             YEAR        INCEPTION
------------------------------------------------------------------
Russell Midcap(R) Value Index*               -1.42%        12.24%
Merrill Lynch Corporate & Government 1-
10 Years Bond Index*                          7.37          4.78
Balanced Composite Index*                     2.19          9.31
Russell Midcap(R) Index*                      5.60         14.05
S&P 500(R) Index*                             5.49         11.44



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.



* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




M-4    MainStay VP Balanced Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BALANCED PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)
INITIAL CLASS                  $1,000.00        $989.80         $4.11          $1,020.90         $4.18
--------------------------------------------------------------------------------------------------------

SERVICE CLASS                  $1,000.00        $988.55         $5.36          $1,019.65         $5.45
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.82% for Initial Class and 1.07% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).





                                                    www.mainstayfunds.com    M-5

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

                        (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   59.4%
Corporate Bonds                                 39.4
Short-Term Investments (collateral from
  securities lending is 8.1%)                    8.4
Yankee Bond                                      0.3
Liabilities in Excess of Cash and Other
  Assets                                        (7.5)





See Portfolio of Investments on page M-9 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF DECEMBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)



  1.  Monsanto Co.
  2.  Apple, Inc.
  3.  Foster Wheeler, Ltd.
  4.  NVIDIA Corp.
  5.  Parker Hannifin Corp.
  6.  U.S. Bank N.A., 6.30%, due 2/4/14
  7.  Microsoft Corp.
  8.  SPX Corp.
  9.  Lehman Brothers Holdings, Inc., 7.875%, due 8/15/10
 10.  Pepsi Bottling Group, Inc. (The)







M-6    MainStay VP Balanced Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA AND JOAN M. SABELLA OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC.

HOW DID MAINSTAY VP BALANCED PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007, MainStay VP Balanced Portfolio returned 2.80% for Initial Class shares and 2.55% for Service Class shares. Both share classes underperformed the 6.76% return of the average Lipper* Variable Products Mixed-Asset Target Allocation Growth Portfolio over the same period. Both share classes outperformed the -1.42% return of the Russell Midcap(R) Value Index* and the 2.19% return of the Balanced Composite Index* for the 12 months ended December 31, 2007. The Russell Midcap(R) Value Index is the Portfolio's broad-based securities-market index.

WHAT ACCOUNTED FOR THE RELATIVE PERFORMANCE OF THE EQUITY PORTION OF THE PORTFOLIO IN 2007?

The Portfolio's relative performance resulted primarily from disappointing stock selection in the energy and consumer discretionary sectors.

DURING 2007, WHICH SECTORS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE PERFORMANCE OF THE EQUITY PORTION OF THE PORTFOLIO AND WHICH SECTORS WERE PARTICULARLY WEAK?

On an absolute basis, the Portfolio's strongest-performing sectors during 2007 were industrials, materials and utilities. The Portfolio's weakest-performing sectors were financials, consumer discretionary and telecommunication services.

WHICH INDIVIDUAL STOCKS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S EQUITY PERFORMANCE IN 2007 AND WHICH STOCKS WERE THE WEAKEST CONTRIBUTORS?

On an absolute basis, the strongest individual contributors to the Portfolio's equity performance were NRG Energy, Steel Dynamics and SPX. All three companies benefited from improving operations. SPX, a maker of transformers and industrial pumps, benefited from demand for its products among developing nations. Steel Dynamics, a steel producer, benefited from an acquisition during the year. NRG Energy, an independent power producer, benefited from higher electricity prices.

On an absolute basis, the weakest individual contributors to the Portfolio's equity performance were New Century Financial, Radian Group and MGIC Investment. New Century, a mortgage REIT, declared bankruptcy during the year. Radian and MGIC Investment, two issuers of financial guaranty insurance, declined because of the subprime-mortgage crisis.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES IN THE EQUITY PORTION OF THE PORTFOLIO DURING 2007?

The Portfolio looks for stocks that have attractive relative valuations and positive price trends. Among the stocks that fit the Portfolio's purchase criteria in 2007 were First Solar and Mosaic. Among the stocks that no longer fit the Portfolio's purchase criteria and were sold were Reliance Steel & Aluminum and Steel Dynamics.

HOW DID SECTOR WEIGHTINGS IN THE EQUITY PORTION OF THE PORTFOLIO CHANGE DURING 2007?

Weighting changes in the Portfolio result from a combination of stock performance and the Portfolio's proprietary quantitative security-selection process. During 2007, the Portfolio's sector weightings relative to the Russell Midcap(R) Value Index* substantially decreased in financials and moderately decreased in consumer staples. During the year, the Portfolio's weightings relative to the Index substantially increased in information technology and moderately increased in health care and materials.

HOW WAS THE EQUITY PORTION OF THE PORTFOLIO POSITIONED AT YEAR-END 2007?

As of December 31, 2007, the equity portion of the Portfolio was substantially overweight relative to the Russell Midcap(R) Value Index in health care, information technology and industrials. During the year, each of these positions helped relative returns. At year-end 2007, the equity portion of the Portfolio was substantially underweight in financials and utilities; and an

The Portfolio is subject to market, interest-rate, credit and maturity risks. The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of securities lending presents the risk of default by the borrower, which may also result in a loss to the Portfolio. See additional securities-lending disclosure in the Notes to Financial Statements (Note 2). The Portfolio invests in mid-cap stocks, which may be more volatile and less liquid than the securities of larger companies.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

                                                    www.mainstayfunds.com    M-7
underweight position in energy detracted from the Portfolio's relative returns.

WHAT FACTORS INFLUENCED THE FIXED-INCOME PORTION OF THE PORTFOLIO IN 2007?

The Federal Open Market Committee lowered the federal funds target rate from 5.25% to 4.25% during 2007, and the yield curve remained inverted for the first half of the year.

No significant decisions were made in the fixed-income portion of the Portfolio. The Portfolio maintained a duration of three to five years and a laddered maturity schedule. All bonds in this portion of the Portfolio were investment grade at the date of purchase. The fixed-income portion of the Portfolio underperformed the Merrill Lynch Corporate & Government 1-10 Years Bond Index,* which is the bond component of the Portfolio's Balanced Composite Index. With a shorter-than-benchmark duration, the fixed-income portion of the Portfolio underperformed as rates declined over the reporting period.



* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP BALANCED PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.


M-8    MainStay VP Balanced Portfolio

PORTFOLIO OF INVESTMENTS+++ DECEMBER 31, 2007




                                    SHARES          VALUE
COMMON STOCKS (59.4%)+
---------------------------------------------------------

AEROSPACE & DEFENSE (2.0%)
Lockheed Martin Corp.               12,805   $  1,347,854
Northrop Grumman Corp.              17,581      1,382,570
Raytheon Co.                        23,474      1,424,872
                                             ------------
                                                4,155,296
                                             ------------

AGRICULTURE (1.2%)
Altria Group, Inc.                  19,592      1,480,763
Bunge, Ltd.                            193         22,467
Loews Corp.--Carolina Group            310         26,443
Reynolds American, Inc. (a)         14,027        925,221
                                             ------------
                                                2,454,894
                                             ------------

AIRLINES (0.4%)
Delta Air Lines, Inc. (b)           15,882        236,483
UAL Corp. (a)(b)                    14,821        528,517
                                             ------------
                                                  765,000
                                             ------------

APPAREL (0.1%)
Crocs, Inc. (a)(b)                   7,550        277,916
                                             ------------


AUTO MANUFACTURERS (0.7%)
Ford Motor Co. (a)(b)              227,166      1,528,827
                                             ------------


AUTO PARTS & EQUIPMENT (0.6%)
Autoliv, Inc.                       18,729        987,206
BorgWarner, Inc.                     3,214        155,590
                                             ------------
                                                1,142,796
                                             ------------

BANKS (1.4%)
Bank of America Corp.               25,942      1,070,367
Huntington Bancshares, Inc.            691         10,199
KeyCorp                              5,541        129,936
UnionBanCal Corp.                   12,614        616,951
Wells Fargo & Co.                   36,889      1,113,679
                                             ------------
                                                2,941,132
                                             ------------

BEVERAGES (1.0%)
Coca-Cola Enterprises, Inc.          8,584        223,442
 vPepsi Bottling Group, Inc.
  (The)                             42,516      1,677,681
PepsiAmericas, Inc.                  1,901         63,341
                                             ------------
                                                1,964,464
                                             ------------

BIOTECHNOLOGY (0.5%)
Biogen Idec, Inc. (b)                1,258         71,605
Invitrogen Corp. (b)                 6,018        562,141
Vertex Pharmaceuticals, Inc.
  (b)                               12,998        301,944
                                             ------------
                                                  935,690
                                             ------------

CHEMICALS (2.0%)
Celanese Corp. Class A              21,929        928,035
 vMonsanto Co. (a)                  18,133      2,025,275
Mosaic Co. (The) (b)                12,915      1,218,401
                                             ------------
                                                4,171,711
                                             ------------

COMMERCIAL SERVICES (0.3%)
Apollo Group, Inc. Class A
  (b)                                8,293        581,754
                                             ------------


COMPUTERS (2.8%)
 vApple, Inc. (b)                    9,710      1,923,357
Computer Sciences Corp. (b)          4,384        216,876
DST Systems, Inc. (b)                4,502        371,640
EMC Corp. (b)                       32,718        606,265
Hewlett-Packard Co.                 26,047      1,314,853
International Business
  Machines Corp.                     8,232        889,879
Seagate Technology                   2,320         59,160
Western Digital Corp. (b)           11,408        344,636
                                             ------------
                                                5,726,666
                                             ------------

DISTRIBUTION & WHOLESALE (0.4%)
Tech Data Corp. (b)                 24,300        916,596
                                             ------------


DIVERSIFIED FINANCIAL SERVICES (2.1%)
BlackRock, Inc.                      1,514        328,235
Discover Financial Services
  (a)                               11,580        174,626
Goldman Sachs Group, Inc.
  (The)                              7,575      1,629,004
Janus Capital Group, Inc.            6,866        225,548
JPMorgan Chase & Co.                29,441      1,285,100
Nasdaq Stock Market, Inc.
  (The) (b)                         14,427        713,992
                                             ------------
                                                4,356,505
                                             ------------

ELECTRIC (2.6%)
Alliant Energy Corp.                26,792      1,090,166
FirstEnergy Corp.                   21,272      1,538,816
Mirant Corp. (a)(b)                 32,255      1,257,300
Northeast Utilities                  3,062         95,871
NRG Energy, Inc. (a)(b)             33,908      1,469,573
                                             ------------
                                                5,451,726
                                             ------------

ELECTRICAL COMPONENTS & EQUIPMENT (0.7%)
Emerson Electric Co.                25,274      1,432,025
                                             ------------


ELECTRONICS (0.5%)
Applera Corp.--Applied
  BioSystems Group                   6,376        216,274
Avnet, Inc. (b)                     12,436        434,887

 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. www.mainstayfunds.com   M-9


                                    SHARES          VALUE
COMMON STOCKS (CONTINUED)

ELECTRONICS (CONTINUED)
Garmin, Ltd.                         2,615   $    253,655
Tyco Electronics, Ltd.               1,091         40,509
                                             ------------
                                                  945,325
                                             ------------

ENERGY--ALTERNATE SOURCES (0.5%)
First Solar, Inc. (b)                3,743        999,905
                                             ------------


ENGINEERING & CONSTRUCTION (1.5%)
 vFoster Wheeler, Ltd. (b)          12,395      1,921,473
McDermott International, Inc.
  (b)                               13,279        783,859
Shaw Group, Inc. (The) (b)           6,193        374,305
                                             ------------
                                                3,079,637
                                             ------------

FOOD (1.2%)
H.J. Heinz Co.                      22,113      1,032,235
Hormel Foods Corp.                  24,053        973,665
Kroger Co. (The)                    20,405        545,018
                                             ------------
                                                2,550,918
                                             ------------

GAS (0.8%)
Energen Corp.                       25,397      1,631,249
                                             ------------


HAND & MACHINE TOOLS (0.5%)
Black & Decker Corp.                15,319      1,066,968
                                             ------------


HEALTH CARE--PRODUCTS (1.2%)
DENTSPLY International, Inc.         3,814        171,706
Intuitive Surgical, Inc.
  (a)(b)                             1,932        626,934
Johnson & Johnson                   22,771      1,518,826
Medtronic, Inc.                      1,591         79,980
                                             ------------
                                                2,397,446
                                             ------------

HEALTH CARE--SERVICES (1.9%)
Aetna, Inc.                         27,213      1,571,006
Health Net, Inc. (b)                15,107        729,668
Humana, Inc. (b)                     2,211        166,510
WellPoint, Inc. (b)                 17,379      1,524,660
                                             ------------
                                                3,991,844
                                             ------------

HOME BUILDERS (0.4%)
Centex Corp. (a)                    13,625        344,168
Pulte Homes, Inc.                   24,059        253,582
Thor Industries, Inc. (a)            5,755        218,748
                                             ------------
                                                  816,498
                                             ------------

HOUSEHOLD PRODUCTS & WARES (0.7%)
Kimberly-Clark Corp.                19,302      1,338,401
Scotts Miracle-Gro Co. (The)
  Class A (a)                        2,968        111,063
                                             ------------
                                                1,449,464
                                             ------------

INSURANCE (4.9%)
ACE, Ltd.                           23,075      1,425,574
Arch Capital Group, Ltd. (b)        19,512      1,372,669
Assurant, Inc. (a)                  12,657        846,753
Axis Capital Holdings, Ltd.         38,885      1,515,348
Chubb Corp. (The)                   26,214      1,430,760
CIGNA Corp.                         17,076        917,493
Everest Re Group, Ltd.               7,480        750,992
PartnerRe, Ltd.                        331         27,317
Transatlantic Holdings, Inc.         4,616        335,445
Travelers Cos., Inc. (The)          24,149      1,299,216
XL Capital, Ltd. Class A             1,811         91,111
                                             ------------
                                               10,012,678
                                             ------------

INTERNET (1.5%)
Amazon.com, Inc. (b)                12,662      1,173,008
Expedia, Inc. (b)                   11,711        370,302
Google, Inc. Class A (b)             2,355      1,628,435
                                             ------------
                                                3,171,745
                                             ------------

IRON & STEEL (0.7%)
AK Steel Holding Corp. (b)           4,145        191,671
United States Steel Corp.           10,988      1,328,559
                                             ------------
                                                1,520,230
                                             ------------

LODGING (0.4%)
Wynn Resorts, Ltd. (a)               8,176        916,775
                                             ------------


MACHINERY--DIVERSIFIED (0.5%)
Flowserve Corp.                      9,633        926,695
                                             ------------


MEDIA (1.9%)
CBS Corp. Class B                   24,028        654,763
Central European Media
  Enterprises, Ltd. Class A
  (b)                                6,528        757,117
Clear Channel Communications,
  Inc.                              29,326      1,012,334
Liberty Global, Inc. Class A
  (b)                               37,693      1,477,189
Walt Disney Co. (The) (a)            3,664        118,274
                                             ------------
                                                4,019,677
                                             ------------

METAL FABRICATE & HARDWARE (0.2%)
Commercial Metals Co.               10,593        310,905
                                             ------------


MINING (1.3%)
Freeport-McMoRan Copper &
  Gold, Inc. Class B                14,920      1,528,405
Southern Copper Corp. (a)           11,259      1,183,659
                                             ------------
                                                2,712,064
                                             ------------

MISCELLANEOUS--MANUFACTURING (3.1%)
3M Co.                                 491         41,401
Eaton Corp.                         16,106      1,561,477
Honeywell International, Inc.       17,281      1,063,991


M-10 MainStay VP Balanced Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES          VALUE
COMMON STOCKS (CONTINUED)

MISCELLANEOUS--MANUFACTURING (CONTINUED)
Illinois Tool Works, Inc.            2,797   $    149,751
Ingersoll-Rand Co., Ltd.
  Class A                            3,119        144,940
 vParker Hannifin Corp.             23,768      1,789,968
 vSPX Corp.                         16,635      1,710,910
                                             ------------
                                                6,462,438
                                             ------------

OFFICE & BUSINESS EQUIPMENT (0.3%)
Xerox Corp. (a)                     37,625        609,149
                                             ------------


OIL & GAS (3.6%)
Chevron Corp.                       15,730      1,468,081
ConocoPhillips                      13,294      1,173,860
ExxonMobil Corp.                    17,806      1,668,244
Marathon Oil Corp.                  26,287      1,599,827
Sunoco, Inc.                         3,692        267,448
Transocean, Inc.                       698         99,919
Valero Energy Corp.                 15,044      1,053,531
                                             ------------
                                                7,330,910
                                             ------------

OIL & GAS SERVICES (1.1%)
National Oilwell Varco, Inc.
  (b)                               21,357      1,568,885
Schlumberger, Ltd.                   7,815        768,762
                                             ------------
                                                2,337,647
                                             ------------

PHARMACEUTICALS (1.0%)
Allergan, Inc.                       5,138        330,065
AmerisourceBergen Corp.             28,570      1,281,936
Barr Pharmaceuticals, Inc.
  (b)                                  246         13,063
Gilead Sciences, Inc. (b)            3,028        139,318
Warner Chilcott, Ltd. Class A
  (b)                                2,784         49,360
Watson Pharmaceuticals, Inc.
  (b)                                9,886        268,306
                                             ------------
                                                2,082,048
                                             ------------

PIPELINES (0.7%)
Williams Cos., Inc.                 42,953      1,536,858
                                             ------------


REAL ESTATE INVESTMENT TRUSTS (1.7%)
Boston Properties, Inc.              8,824        810,131
Hospitality Properties Trust        21,886        705,167
ProLogis (a)                        26,050      1,651,049
Vornado Realty Trust                 4,335        381,263
                                             ------------
                                                3,547,610
                                             ------------

RETAIL (2.1%)
Dollar Tree Stores, Inc. (b)        10,302        267,028
Family Dollar Stores, Inc.          15,406        296,257
GameStop Corp. Class A (b)          15,975        992,207
Hanesbrands, Inc. (b)                3,106         84,390
Home Depot, Inc. (The)              33,759        909,467
Wal-Mart Stores, Inc.               31,146      1,480,369
Yum! Brands, Inc.                    6,172        236,202
                                             ------------
                                                4,265,920
                                             ------------

SAVINGS & LOANS (0.6%)
Hudson City Bancorp, Inc.           87,462      1,313,679
                                             ------------


SEMICONDUCTORS (2.0%)
Advanced Micro Devices, Inc.
  (a)(b)                            45,041        337,808
Intel Corp.                         57,014      1,519,993
Lam Research Corp. (b)               5,227        225,963
MEMC Electronic Materials,
  Inc. (b)                           1,435        126,983
 vNVIDIA Corp. (b)                  54,560      1,856,131
                                             ------------
                                                4,066,878
                                             ------------

SOFTWARE (0.9%)
Mastercard, Inc. Class A (a)           147         31,634
 vMicrosoft Corp.                   49,217      1,752,125
                                             ------------
                                                1,783,759
                                             ------------

TELECOMMUNICATIONS (2.4%)
AT&T, Inc.                          11,558        480,350
CenturyTel, Inc.                    30,207      1,252,382
Ciena Corp. (a)(b)                  11,338        386,739
Cisco Systems, Inc. (b)             15,785        427,300
Juniper Networks, Inc. (b)          30,286      1,005,495
Level 3 Communications, Inc.
  (a)(b)                            43,750        133,000
Qwest Communications
  International, Inc. (a)(b)        96,294        675,021
SBA Communications Corp.
  Class A (b)                        7,466        252,649
Telephone and Data Systems,
  Inc.                                 874         54,712
United States Cellular Corp.
  (b)                                  420         35,322
Verizon Communications, Inc.         5,553        242,611
                                             ------------
                                                4,945,581
                                             ------------

TOYS, GAMES & HOBBIES (0.5%)
Hasbro, Inc.                        24,889        636,661
Mattel, Inc.                        19,977        380,362
                                             ------------
                                                1,017,023
                                             ------------
Total Common Stocks
  (Cost $118,248,417)                         122,622,521(h)
                                             ------------

                                 PRINCIPAL
                                    AMOUNT
LONG-TERM BONDS (39.7%)
CORPORATE BONDS (39.4%)
---------------------------------------------------------

AEROSPACE & DEFENSE (1.0%)
Boeing Co.
  5.125%, due 2/15/13          $   500,000        510,838

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. www.mainstayfunds.com   M-11

                                 PRINCIPAL
                                    AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)

AEROSPACE & DEFENSE (CONTINUED)
General Dynamics Corp.
  4.25%, due 5/15/13           $   122,000   $    119,660
  5.375%, due 8/15/15              632,000        650,330
United Technologies Corp.
  6.10%, due 5/15/12               750,000        790,943
                                             ------------
                                                2,071,771
                                             ------------

AGRICULTURE (0.8%)
Altria Group, Inc.
  7.00%, due 11/4/13               950,000      1,062,420
UST, Inc.
  6.625%, due 7/15/12              650,000        686,947
                                             ------------
                                                1,749,367
                                             ------------

AUTO PARTS & EQUIPMENT (0.5%)
Johnson Controls, Inc.
  5.25%, due 1/15/11               950,000        952,681
                                             ------------


BANKS (5.5%)
Bank of America Corp.
  7.125%, due 10/15/11             550,000        590,875
  7.75%, due 8/15/15               650,000        733,643
Bank of New York Co., Inc.
  (The)
  7.30%, due 12/1/09               550,000        575,039
Bank One Corp.
  7.875%, due 8/1/10               847,000        913,629
Bankers Trust Corp.
  7.50%, due 11/15/15              247,000        278,970
First Union National Bank
  7.875%, due 2/15/10              900,000        957,724
HSBC Holdings PLC
  7.50%, due 7/15/09             1,300,000      1,349,241
SunTrust Banks, Inc.
  6.25%, due 6/1/08                200,000        200,531
  7.75%, due 5/1/10                600,000        640,279
U.S. Bank N.A.
  5.70%, due 12/15/08              700,000        708,754
 v  6.30%, due 2/4/14            1,675,000      1,781,681
Wachovia Bank N.A.
  7.80%, due 8/18/10               800,000        862,176
Wachovia Corp.
  6.375%, due 1/15/09              125,000        127,011
  6.375%, due 2/1/09                75,000         75,552
Wells Fargo Bank N.A.
  6.45%, due 2/1/11                100,000        105,795
  7.55%, due 6/21/10             1,350,000      1,442,889
                                             ------------
                                               11,343,789
                                             ------------

                                 PRINCIPAL
                                    AMOUNT          VALUE
BEVERAGES (1.7%)
Anheuser-Busch Cos., Inc.
  5.375%, due 9/15/08              100,000        100,382
  6.00%, due 4/15/11               700,000        733,354
  7.50%, due 3/15/12               500,000        551,717
  9.00%, due 12/1/09               600,000        653,266
Coca-Cola Co. (The)
  5.35%, due 11/15/17              500,000        512,271
  5.75%, due 3/15/11               125,000        131,016
PepsiCo., Inc.
  5.15%, due 5/15/12               800,000        830,622
                                             ------------
                                                3,512,628
                                             ------------

BUILDING MATERIALS (0.1%)
Masco Corp.
  5.75%, due 10/15/08              150,000        150,894
                                             ------------


CHEMICALS (0.9%)
Dow Chemical Co. (The)
  6.125%, due 2/1/11               350,000        363,126
E.I. du Pont de Nemours & Co.
  6.875%, due 10/15/09             925,000        966,716
Praxair, Inc.
  6.375%, due 4/1/12               500,000        535,493
                                             ------------
                                                1,865,335
                                             ------------

COMPUTERS (1.2%)
Computer Sciences Corp.
  7.375%, due 6/15/11              350,000        380,262
Hewlett-Packard Co.
  5.25%, due 3/1/12                400,000        409,713
International Business
  Machines Corp.
  7.50%, due 6/15/13             1,475,000      1,655,180
                                             ------------
                                                2,445,155
                                             ------------

COSMETICS & PERSONAL CARE (0.8%)
Avon Products, Inc.
  7.15%, due 11/15/09              650,000        686,230
Estee Lauder Cos., Inc. (The)
  5.55%, due 5/15/17               203,000        204,015
Procter & Gamble Co. (The)
  4.95%, due 8/15/14               575,000        582,678
  6.875%, due 9/15/09              250,000        261,752
                                             ------------
                                                1,734,675
                                             ------------

DIVERSIFIED FINANCIAL SERVICES (11.8%)
Bear Stearns Cos., Inc. (The)
  5.70%, due 11/15/14              912,000        864,848
  7.625%, due 12/7/09            1,100,000      1,130,773
Caterpillar Financial
  Services Corp.
  5.50%, due 3/15/16               250,000        251,531


M-12 MainStay VP Balanced Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)

DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
CIT Group, Inc.
  5.40%, due 3/7/13            $   800,000   $    726,816
  6.875%, due 11/1/09            1,100,000      1,107,723
  7.75%, due 4/2/12                800,000        804,169
Citicorp
  7.25%, due 9/1/08                300,000        304,763
Citigroup, Inc.
  6.50%, due 1/18/11             1,200,000      1,253,054
  7.25%, due 10/1/10               500,000        528,828
Countrywide Home Loans, Inc.
  6.25%, due 4/15/09               300,000        233,547
Credit Suisse First Boston
  USA, Inc.
  6.125%, due 11/15/11             100,000        104,054
  6.50%, due 6/1/08              1,089,000      1,094,704
General Electric Capital
  Corp.
  6.875%, due 11/15/10             500,000        533,027
  7.375%, due 1/19/10              725,000        768,465
  8.125%, due 4/1/08               300,000        302,588
Goldman Sachs Group, Inc.
  (The)
  5.70%, due 9/1/12                625,000        643,014
  6.875%, due 1/15/11              300,000        318,181
  7.35%, due 10/1/09             1,325,000      1,384,278
  Series B
  7.80%, due 1/28/10               125,000        131,998
Household Financial Corp.
  6.45%, due 2/1/09                200,000        202,419
HSBC Finance Corp.
  6.375%, due 8/1/10               125,000        128,464
  7.00%, due 5/15/12               600,000        628,657
John Deere Capital Corp.
  6.00%, due 2/15/09               500,000        506,497
  7.00%, due 3/15/12               950,000      1,034,441
JPMorgan Chase & Co.
  6.625%, due 3/15/12              350,000        369,067
  7.00%, due 11/15/09              390,000        406,471
  7.875%, due 6/15/10              375,000        403,351
Lehman Brothers Holdings,
  Inc.
  6.625%, due 1/18/12              525,000        545,264
  7.875%, due 11/1/09              150,000        156,337
 v7.875%, due 8/15/10            1,607,000      1,703,253
MBNA Corp.
  7.50%, due 3/15/12               700,000        763,503
Merrill Lynch & Co., Inc.
  Series C
  4.13%, due 3/24/09 (c)           300,000        285,000
  6.05%, due 5/16/16               575,000        564,978
  6.375%, due 10/15/08             350,000        353,124
  7.00%, due 4/27/08             1,150,000      1,150,882
Morgan Stanley
  5.375%, due 10/15/15             600,000        583,291
  6.75%, due 4/15/11               900,000        943,328
  8.00%, due 6/15/10               400,000        427,236
Pitney Bowes Credit Corp.
  5.75%, due 8/15/08               175,000        175,704
Prudential Funding LLC
  6.60%, due 5/15/08 (d)           550,000        552,041
                                             ------------
                                               24,369,669
                                             ------------

ELECTRIC (0.4%)
Consolidated Edison Co. of
  New York
  7.50%, due 9/1/10                760,000        815,908
                                             ------------


ELECTRICAL COMPONENTS & EQUIPMENT (0.6%)
Emerson Electric Co.
  7.125%, due 8/15/10            1,082,000      1,156,800
                                             ------------


FOOD (3.7%)
Campbell Soup Co.
  5.875%, due 10/1/08              450,000        454,401
  6.75%, due 2/15/11             1,000,000      1,062,151
H.J. Heinz Finance Co.
  6.625%, due 7/15/11              700,000        750,419
Hershey Co. (The)
  5.30%, due 9/1/11                450,000        465,399
Kellogg Co.
  Series B
  6.60%, due 4/1/11                750,000        794,746
Kraft Foods, Inc.
  6.25%, due 6/1/12              1,025,000      1,064,813
Kroger Co. (The)
  6.20%, due 6/15/12               500,000        521,016
Nabisco, Inc.
  7.55%, due 6/15/15             1,150,000      1,257,825
Sysco International Co.
  6.10%, due 6/1/12                125,000        133,271
Unilever Capital Corp.
  7.125%, due 11/1/10              650,000        697,088
Wm. Wrigley Jr. Co.
  4.65%, due 7/15/15               500,000        481,330
                                             ------------
                                                7,682,459
                                             ------------

HAND & MACHINE TOOLS (0.5%)
Black & Decker Corp.
  7.125%, due 6/1/11               950,000      1,029,335
                                             ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. www.mainstayfunds.com   M-13

                                 PRINCIPAL
                                    AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)

HOUSEHOLD PRODUCTS & WARES (0.7%)
Clorox Co. (The)
  6.125%, due 2/1/11           $   275,000   $    286,829
Kimberly-Clark Corp.
  5.00%, due 8/15/13             1,200,000      1,216,201
                                             ------------
                                                1,503,030
                                             ------------

INSURANCE (0.1%)
GE Global Insurance Holding
  Corp.
  7.50%, due 6/15/10               250,000        267,452
                                             ------------


MACHINERY--CONSTRUCTION & MINING (0.7%)
Caterpillar, Inc.
  6.55%, due 5/1/11                400,000        425,164
  7.25%, due 9/15/09               884,000        925,340
                                             ------------
                                                1,350,504
                                             ------------

MACHINERY--DIVERSIFIED (0.2%)
Deere & Co.
  7.85%, due 5/15/10               450,000        484,171
                                             ------------


MEDIA (0.4%)
Walt Disney Co. (The)
  6.375%, due 3/1/12               800,000        849,399
                                             ------------


MISCELLANEOUS--MANUFACTURING (0.6%)
Eaton Corp.
  5.30%, due 3/15/17               200,000        195,996
Honeywell International, Inc.
  6.125%, due 11/1/11              200,000        209,396
  7.50%, due 3/1/10 (a)            775,000        824,820
                                             ------------
                                                1,230,212
                                             ------------

OFFICE & BUSINESS EQUIPMENT (0.1%)
Pitney Bowes, Inc.
  4.875%, due 8/15/14              250,000        246,368
                                             ------------


OIL & GAS (0.7%)
ConocoPhillips
  8.75%, due 5/25/10               900,000        986,003
Vastar Resources, Inc.
  6.50%, due 4/1/09                350,000        359,003
                                             ------------
                                                1,345,006
                                             ------------

OIL & GAS SERVICES (0.1%)
Baker Hughes, Inc.
  6.00%, due 2/15/09               205,000        207,590
                                             ------------


PHARMACEUTICALS (1.6%)
Cardinal Health, Inc.
  6.75%, due 2/15/11               550,000        577,671
Eli Lilly & Co.
  6.00%, due 3/15/12               800,000        848,758
Merck & Co., Inc.
  4.375%, due 2/15/13              500,000        493,160
Pfizer, Inc.
  4.50%, due 2/15/14               400,000        395,530
Wyeth
  6.95%, due 3/15/11               950,000      1,012,235
                                             ------------
                                                3,327,354
                                             ------------

RETAIL (2.0%)
Home Depot, Inc.
  5.25%, due 12/16/13              500,000        486,408
J.C. Penney Co., Inc.
  8.00%, due 3/1/10                800,000        832,936
Lowe's Cos., Inc.
  5.60%, due 9/15/12               120,000        123,244
  8.25%, due 6/1/10                250,000        273,137
Nordstrom, Inc.
  5.625%, due 1/15/09              175,000        175,471
Target Corp.
  6.35%, due 1/15/11               200,000        209,518
  7.50%, due 8/15/10               900,000        963,138
Wal-Mart Stores, Inc.
  7.25%, due 6/1/13              1,000,000      1,117,160
                                             ------------
                                                4,181,012
                                             ------------

TELECOMMUNICATIONS (2.7%)
AT&T Corp.
  7.30%, due 11/15/11            1,200,000      1,300,208
BellSouth Capital Funding
  Corp.
  7.75%, due 2/15/10               850,000        904,556
Motorola, Inc.
  8.00%, due 11/1/11             1,000,000      1,077,962
New York Telephone Co.
  6.00%, due 4/15/08               175,000        175,249
Southwestern Bell Telephone
  Corp.
  7.00%, due 7/1/15                350,000        378,890
Verizon Global Funding Corp.
  7.25%, due 12/1/10             1,050,000      1,125,528
  7.375%, due 9/1/12               550,000        607,260
                                             ------------
                                                5,569,653
                                             ------------
Total Corporate Bonds
  (Cost $80,976,778)                           81,442,217
                                             ------------



M-14 MainStay VP Balanced Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT          VALUE
YANKEE BOND (0.3%) (E)
---------------------------------------------------------

BANKS (0.3%)
Barclays Bank PLC
  7.40%, due 12/15/09          $   450,000   $    476,072
                                             ------------
Total Yankee Bond
  (Cost $469,348)                                 476,072
                                             ------------
Total Long-Term Bonds
  (Cost $81,446,126)                           81,918,289
                                             ------------


                                    SHARES
SHORT-TERM INVESTMENTS (8.4%)
---------------------------------------------------------

INVESTMENT COMPANY (8.1%)
State Street Navigator
  Securities
  Lending Prime Portfolio (f)   16,732,578     16,732,578
                                             ------------
Total Investment Company
  (Cost $16,732,578)                           16,732,578
                                             ------------

                                 PRINCIPAL
                                    AMOUNT
U.S. GOVERNMENT (0.3%)
United States Treasury Bills
  3.203%, due 4/17/08          $   400,000        396,255
  3.204%, due 4/24/08 (g)          300,000        297,010
                                             ------------
Total U.S. Government
  (Cost $693,395)                                 693,265
                                             ------------
Total Short-Term Investments
  (Cost $17,425,973)                           17,425,843
                                             ------------
Total Investments
  (Cost $217,120,516) (j)            107.5%   221,966,653

Liabilities in Excess of
  Cash and Other Assets               (7.5)   (15,413,038)
                               -----------   ------------
Net Assets                           100.0%  $206,553,615
                               ===========   ============




                            CONTRACTS         UNREALIZED
                                 LONG   DEPRECIATION (i)
FUTURES CONTRACTS (-0.0%)
--------------------------------------------------------

Standard & Poor's 500
  Index
  Mini March 2008                   5            $(4,428)
                                                 -------
Total Futures Contracts
  (Settlement Value
  $369,300) (h)                                  $(4,428)
                                                 =======





*    Less than one-tenth of a percent.
+++ All of the Portfolio's liquid assets are "earmarked" to cover potential senior securities transactions which may include, but are not limited to, swaps, forwards, TBA's, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Portfolio's potential senior
     securities holdings to ensure proper
     coverage for these transactions.
(a)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $16,123,810; cash collateral of
     $16,732,578 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)  Non-income producing security.
(c) Floating rate. Rate shown is the rate in effect at December 31, 2007.
(d)  May be sold to institutional investors
     only under Rule 144a or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(e)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(f)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(g)  Represents a security, or a portion
     thereof, which is segregated or
     designated as collateral for futures
     contracts.
(h)  The combined market value of common
     stocks and settlement value of Standard &
     Poor's 500 Index futures contracts
     represents 59.4% of net assets.
(i)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at December 31, 2007.
(j)  At December 31, 2007, cost is
     $217,401,284 for federal income tax
     purposes and net unrealized appreciation is as follows:



     Gross unrealized appreciation    $11,278,367
     Gross unrealized depreciation     (6,712,998)
                                      -----------
     Net unrealized appreciation      $ 4,565,369
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. www.mainstayfunds.com   M-15

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in securities, at value
  (identified cost
  $217,120,516) including
  $16,123,810 market
  value of securities loaned         $221,966,653
Cash                                       25,724
Receivables:
  Dividends and interest                1,484,484
  Fund shares sold                        145,614
Other assets                                  339
                                     ------------
     Total assets                     223,622,814
                                     ------------

LIABILITIES:
Securities lending collateral          16,732,578
Payables:
  Manager (See Note 3)                    131,356
  Fund shares redeemed                     88,546
  NYLIFE Distributors (See Note 3)         41,707
  Professional fees                        31,239
  Shareholder communication                24,614
  Custodian                                12,226
  Variation margin on futures
     contracts                              2,075
  Directors                                    99
Accrued expenses                            4,759
                                     ------------
     Total liabilities                 17,069,199
                                     ------------
Net assets                           $206,553,615
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    190,150
Additional paid-in capital            201,275,507
                                     ------------
                                      201,465,657
Accumulated undistributed net
  investment income                        25,373
Accumulated undistributed net
  realized gain on investments and
  futures transactions                    220,876
Net unrealized appreciation on
  investments and futures contracts     4,841,709
                                     ------------
Net assets                           $206,553,615
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $  9,932,091
                                     ============
Shares of capital stock outstanding       912,289
                                     ============
Net asset value per share
  outstanding                        $      10.89
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $196,621,524
                                     ============
Shares of capital stock outstanding    18,102,744
                                     ============
Net asset value per share
  outstanding                        $      10.86
                                     ============







M-16 MainStay VP Balanced Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Interest                             $ 4,155,306
  Dividends                              2,144,645
  Income from securities loaned--net        27,260
                                       -----------
     Total income                        6,327,211
                                       -----------
EXPENSES:
  Manager (See Note 3)                   1,503,281
  Distribution and service--Service
     Class (See Note 3)                    476,795
  Professional fees                         55,235
  Shareholder communication                 38,313
  Custodian                                 32,689
  Directors                                 11,252
  Miscellaneous                              5,948
                                       -----------
     Total expenses                      2,123,513
                                       -----------
Net investment income                    4,203,698
                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                  7,899,190
  Futures transactions                    (130,660)
                                       -----------
Net realized gain on investments and
  futures transactions                   7,768,530
                                       -----------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions                 (7,336,847)
  Futures contracts                         (4,428)
                                       -----------
Net change in unrealized
  appreciation on investments and
  futures contracts                     (7,341,275)
                                       -----------
Net realized and unrealized gain on
  investments and futures
  transactions                             427,255
                                       -----------
Net increase in net assets resulting
  from operations                      $ 4,630,953
                                       ===========






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. www.mainstayfunds.com   M-17

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006



                                                   2007             2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income                     $  4,203,698     $  3,228,366
 Net realized gain on investments and
  futures transactions                        7,768,530        1,725,383
 Net change in unrealized appreciation
  (depreciation) on investments and
  futures contracts                          (7,341,275)      11,004,627
                                           -----------------------------
 Net increase in net assets resulting
  from operations                             4,630,953       15,958,376
                                           -----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                              (220,096)        (262,359)
    Service Class                            (3,941,686)      (3,033,416)
                                           -----------------------------
                                             (4,161,782)      (3,295,775)
                                           -----------------------------
 From net realized gain on investments:
    Initial Class                              (354,395)        (127,368)
    Service Class                            (7,114,528)      (1,650,445)
                                           -----------------------------
                                             (7,468,923)      (1,777,813)
                                           -----------------------------
 Total dividends and distributions to
  shareholders                              (11,630,705)      (5,073,588)
                                           -----------------------------

Capital share transactions:
 Net proceeds from sale of shares            48,016,557       75,241,393
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions                11,630,705        5,073,588
 Cost of shares redeemed                    (35,246,429)     (17,174,146)
                                           -----------------------------
    Increase in net assets derived from
     capital share transactions              24,400,833       63,140,835
                                           -----------------------------
    Net increase in net assets               17,401,081       74,025,623

NET ASSETS:
Beginning of year                           189,152,534      115,126,911
                                           -----------------------------
End of year                                $206,553,615     $189,152,534
                                           =============================
Accumulated undistributed net investment
 income at end of year                     $     25,373     $         --
                                           =============================








M-18 MainStay VP Balanced Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. www.mainstayfunds.com   M-19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                       INITIAL CLASS
                                                 ---------------------------------------------------------
                                                                                                 MAY 2,
                                                                                                 2005(a)
                                                                                                 THROUGH
                                                     YEAR ENDED DECEMBER 31,                  DECEMBER 31,
                                                 ---------------------------------------------------------

                                                  2007                    2006                    2005

Net asset value at beginning of period           $11.25                 $ 10.46                  $10.00
                                                 ------                 -------                  ------
Net investment income                              0.27(b)                 0.22                    0.11
Net realized and unrealized gain on investments    0.05                    0.90                    0.47
                                                 ------                 -------                  ------
Total from investment operations                   0.32                    1.12                    0.58
                                                 ------                 -------                  ------
Less dividends and distributions:
  From net investment income                      (0.26)                  (0.22)                  (0.08)
  From net realized gain on investments           (0.42)                  (0.11)                  (0.04)
                                                 ------                 -------                  ------
Total dividends and distributions                 (0.68)                  (0.33)                  (0.12)
                                                 ------                 -------                  ------
Net asset value at end of period                 $10.89                 $ 11.25                  $10.46
                                                 ======                 =======                  ======
Total investment return                            2.80%                  10.70%                   5.81%(c)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income                            2.31%                   2.26%                   2.05%+
  Net expenses                                     0.82%                   0.85%                   1.00%+
Portfolio turnover rate                              83%                     45%                     76%
Net assets at end of period (in 000's)           $9,932                 $13,577                  $9,707




(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
+    Annualized.





M-20 MainStay VP Balanced Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                 SERVICE CLASS
         ------------------------------------------------------------
                                                            MAY 2,
                                                            2005(a)
                                                            THROUGH
                    YEAR ENDED DECEMBER 31,              DECEMBER 31,
         ------------------------------------------------------------

                 2007                    2006                2005

               $  11.22                $  10.44            $  10.00
               --------                --------            --------
                   0.24(b)                 0.20                0.08
                   0.05                    0.89                0.48
               --------                --------            --------
                   0.29                    1.09                0.56
               --------                --------            --------

                  (0.23)                  (0.20)              (0.08)
                  (0.42)                  (0.11)              (0.04)
               --------                --------            --------
                  (0.65)                  (0.31)              (0.12)
               --------                --------            --------
               $  10.86                $  11.22            $  10.44
               ========                ========            ========
                   2.55%                  10.42%               5.55%(c)

                   2.09%                   2.01%               1.80%+
                   1.07%                   1.10%               1.25%+
                     83%                     45%                 76%
               $196,622                $175,576            $105,420




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. www.mainstayfunds.com   M-21

MAINSTAY VP BOND PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(1)      YEARS(1)
----------------------------------------------------------------------------------
After Portfolio operating
  expenses                                     6.52%         4.36%         5.74%



(After Portfolio operating expenses)




                                               MERRILL LYNCH
                                                CORPORATE &       LEHMAN BROTHERS
                             MAINSTAY VP     GOVERNMENT MASTER     AGGREGATE BOND
                           BOND PORTFOLIO          INDEX               INDEX
                           --------------    -----------------    ---------------
12/31/97                        10000              10000               10000
                                10912              10953               10869
                                10745              10728               10779
                                11800              12009               12033
                                12894              13021               13049
                                14116              14446               14387
                                14755              15102               14977
                                15358              15729               15627
                                15694              16125               16007
                                16408              16742               16700
12/31/07                        17478              17959               17864








SERVICE CLASS(2)                                                 AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(1)      YEARS(1)
----------------------------------------------------------------------------------
After Portfolio operating
  expenses                                     6.25%         4.10%         5.47%



(After Portfolio operating expenses)




                                  MERRILL LYNCH
                                   CORPORATE &       LEHMAN BROTHERS
                MAINSTAY VP     GOVERNMENT MASTER     AGGREGATE BOND
              BOND PORTFOLIO          INDEX               INDEX
              --------------    -----------------    ---------------
12/31/97           10000              10000               10000
                   10884              10953               10869
                   10690              10728               10779
                   11710              12009               12033
                   12763              13021               13049
                   13939              14446               14387
                   14534              15102               14977
                   15091              15729               15627
                   15376              16125               16007
                   16036              16742               16700
12/31/07           17039              17959               17864











BENCHMARK PERFORMANCE                         ONE          FIVE           TEN
                                             YEAR          YEARS         YEARS
--------------------------------------------------------------------------------
Merrill Lynch Corporate & Government
Master Index*                                7.27%         4.45%         6.03%
Lehman Brothers(R) Aggregate Bond Index*     6.97          4.42          5.97



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 4.34% and 5.73% for Initial Class shares and 4.08% and 5.47% for Service Class shares for the five-year and ten-year periods, respectively.

2. Performance for Service Class shares, first offered 6/4/03, includes the historical performance of Initial Class shares from 1/1/98 through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




M-22    MainStay VP Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BOND PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)
INITIAL CLASS                 $1,000.00       $1,055.70        $2.59          $1,022.50         $2.55
-------------------------------------------------------------------------------------------------------

SERVICE CLASS                 $1,000.00       $1,054.45        $3.88          $1,021.25         $3.82
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.50% for Initial Class and 0.75% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).


                                                   www.mainstayfunds.com    M-23

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies               56.9%
Corporate Bonds                                  23.3
Short-Term Investments (collateral from
  securities lending is 21.0%)                   21.5
Mortgage-Backed Securities                        8.4
Asset-Backed Securities                           7.2%
Foreign Bonds                                     2.4
Yankee Bonds                                      0.4
Liabilities in Excess of Cash and Other
  Assets                                        (20.1)





See Portfolio of Investments on page M-26 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  United States Treasury Note, 3.375%, due
        11/30/12
    2.  United States Treasury Note, 4.25%, due
        11/15/17
    3.  Federal Home Loan Mortgage Corporation,
        4.50%, due 1/15/14
    4.  United States Treasury Note, 3.125%, due
        11/30/09
    5.  Federal Home Loan Mortgage Corporation,
        4.75%, due 3/5/12
    6.  Federal National Mortgage Association,
        4.625%, due 12/15/09
    7.  Federal National Mortgage Association,
        4.375%, due 9/13/10
    8.  Government National Mortgage Association
        (Mortgage Pass-Through Security), 6.50%, due 7/15/37
    9.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Security), 5.50%, due 7/1/37
   10.  Chase Issuance Trust, Series 2007-A17,
        Class A, 5.12%, due 10/15/14







M-24    MainStay VP Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY DONALD F. SEREK AND THOMAS VOLPE, JR., OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC.

HOW DID MAINSTAY VP BOND PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007, MainStay VP Bond Portfolio returned 6.52% for Initial Class shares and 6.25% for Service Class shares. Both share classes outperformed the 5.12% return of the average Lipper* Variable Products Corporate Debt Funds A Rated Portfolio and underperformed the 6.97% return of the Lehman Brothers(R) Aggregate Bond Index* for the 12 months ended December 31, 2007. The Lehman Brothers(R) Aggregate Bond Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2007?

Throughout the year, the Portfolio had limited or no exposure to subprime mortgage-backed securities and collateralized debt obligations (CDOs). During the second half of 2007, the Portfolio was positioned to benefit from the "flight to quality," or the general movement toward higher-quality securities, that characterized the fixed-income markets.

WHAT WAS THE PORTFOLIO'S DURATION STRATEGY DURING 2007?

The Portfolio generally maintains a fairly neutral duration in relation to the Lehman Brothers(R) Aggregate Bond Index. At various times--especially in the second half of the year, when it became clearer that interest rates were poised to decline--the Portfolio maintained a slightly longer duration than that of the benchmark index. This strategy had a modest positive impact on performance as interest rates declined.

DURING THE YEAR, WHAT FACTORS PROMPTED SIGNIFICANT DECISIONS FOR THE PORTFOLIO?

Spreads(1) widened dramatically in all non-Treasury sectors of the fixed-income market, largely as a result of weakness in the housing market and the subprime-mortgage market. The ensuing "credit crunch" eventually led the Federal Open Market Committee to reduce the discount rate and the federal funds target rate.

The Portfolio benefited from trades that reduced exposure to non-Treasury securities, increased exposure to U.S. Treasurys and increased the duration of the Portfolio relative to its benchmark.

WHICH INVESTMENTS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE IN
2007?

The three most important investments by market segment were sales of commercial mortgage-backed securities to purchase U.S. Treasurys, sales of mortgage pass-through securities to purchase U.S. Treasurys, and sales of investment-grade corporate bonds to purchase U.S. Treasurys. In the case of corporate bonds, selling bank and finance paper proved very beneficial. These trades occurred during the second half of the year and generally added to relative performance as U.S. Treasurys outperformed non-Treasury securities.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE YEAR?

During 2007, we increased the Portfolio's exposure to U.S. Treasury securities with maturities ranging from 2 to 10 years. To make the purchases, we sold a combination of agencies, mortgage pass-through securities, commercial mortgage-backed securities and investment-grade corporate bonds. These moves were predicated on our belief that non-Treasury securities would continue to underperform U.S. Treasurys as long as spreads continued to widen.


Investments in bonds are subject to interest-rate, credit and inflation risk and can lose principal value when interest rates rise. A portion of income may be subject to state and local taxes or the alternative minimum tax. Investments in loan participation interests are subject to the risk that there may not be a readily available market, which in some cases could result in the Portfolio disposing of such securities at a substantial discount from face value or holding such securities until maturity. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.

1. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP BOND PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                   www.mainstayfunds.com    M-25

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2007



                                 PRINCIPAL
                                    AMOUNT           VALUE
LONG-TERM BONDS (98.6%)+
ASSET-BACKED SECURITIES (7.2%)
----------------------------------------------------------

AUTOMOBILES (0.3%)
Drive Auto Receivables Trust
  Series 2005-3, Class A4
  5.09%, due 6/17/13 (a)      $  1,000,000   $   1,004,758
Harley-Davidson Motorcycle
  Trust Series 2007-3, Class
  B
  6.04%, due 8/15/14             1,000,000       1,015,924
                                             -------------
                                                 2,020,682
                                             -------------

CREDIT CARDS (1.7%)
Chase Issuance Trust
  Series 2005, Class A-10
  4.65%, due 12/17/12            2,750,000       2,778,634
 v  Series 2007-A17, Class A
  5.12%, due 10/15/14            8,000,000       8,193,488
                                             -------------
                                                10,972,122
                                             -------------

HOME EQUITY (5.2%)
Ameriquest Mortgage
  Securities, Inc.
  Series 2003-13, Class AF6
  5.094%, due 1/25/34            1,977,000       1,936,168
Chase Funding Mortgage Loan
  Asset-Backed Certificates
  Series 2002-2, Class 1A5
  5.833%, due 4/25/32              621,619         620,003
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)        1,000,000         982,385
Citifinancial Mortgage
  Securities, Inc.
  Series 2003-3, Class AF5
  4.553%, due 8/25/33              969,463         916,354
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-WF2, Class A2C
  5.852%, due 5/25/36            1,000,000         972,875
Countrywide Asset-Backed
  Certificates
  Series 2006-S8, Class A3
  5.555%, due 4/25/36 (c)        2,000,000       1,887,526
  Series 2006-S5, Class A3
  5.762%, due 6/25/35            2,000,000       1,722,132
  Series 2007-S1, Class A3
  5.81%, due 11/25/36 (c)        1,000,000         918,916
Credit-Based Asset Servicing
  and Securitization LLC
  Series 2007-CB2, Class A2C
  5.623%, due 2/25/37            1,000,000         894,467
  Series 2007-CB4, Class A2B
  5.723%, due 4/25/37              500,000         460,888
Equity One ABS, Inc.
  Series 2003-4, Class AF6
  4.833%, due 10/25/34           1,500,000       1,467,045
JPMorgan Mortgage
  Acquisition Corp.
  Series 2007-CH1, Class AF3
  5.532%, due 11/25/36           1,000,000         957,245
  Series 2007-CH2, Class AF3
  5.552%, due 1/25/37            1,000,000         949,859
  Series 2006-WF1, Class A6
  6.24%, due 7/25/36             1,000,000         935,721
Marriott Vacation Club Owner
  Trust Series 2007-2A,
  Class A
  5.808%, due 10/20/29
  (a)(d)                         4,723,293       4,644,735
Morgan Stanley Mortgage Loan
  Trust Series 2006-17XS,
  Class A3A
  5.651%, due 10/25/46           2,000,000       1,864,324
Renaissance Home Equity Loan
  Trust Series 2006-1, Class
  AF4
  6.011%, due 5/25/36            5,000,000       4,532,201
Residential Asset Mortgage
  Products, Inc.
  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33               943,144         921,452
Residential Asset Securities
  Corp.
  Series 2003-KS9, Class AI6
  4.71%, due 11/25/33 (c)        1,100,166       1,054,294
Residential Funding Mortgage
  Securities II, Inc.
  Series 2007-HSA3, Class
  1A3
  6.03%, due 5/25/37 (c)         3,750,000       3,496,412
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  4.955%, due 6/25/33            1,357,771       1,247,838
                                             -------------
                                                33,382,840
                                             -------------
Total Asset-Backed
  Securities
  (Cost $47,978,021)                            46,375,644
                                             -------------




 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.


M-26    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT           VALUE
CORPORATE BONDS (23.3%)
----------------------------------------------------------

AEROSPACE & DEFENSE (0.4%)
Northrop Grumman Space &
  Mission Systems Corp.
  Series D
  6.38%, due 5/19/08          $  1,600,000   $   1,605,997
Raytheon Co.
  6.40%, due 12/15/18            1,175,000       1,270,283
                                             -------------
                                                 2,876,280
                                             -------------

AUTO MANUFACTURERS (0.2%)
DaimlerChrysler N.A. Holding
  Corp.
  8.00%, due 6/15/10             1,000,000       1,066,617
                                             -------------


BANKS (1.2%)
Bank of America Corp.
  5.42%, due 3/15/17             1,000,000         966,300
  5.75%, due 8/15/16             1,000,000       1,001,783
Mellon Financial Corp.
  6.40%, due 5/14/11             1,125,000       1,189,126
Mercantile-Safe Deposit &
  Trust Co.
  5.70%, due 11/15/11              750,000         788,216
National City Bank
  4.625%, due 5/1/13             1,000,000         933,565
National City Corp.
  3.20%, due 4/1/08              1,000,000         996,204
SunTrust Bank
  5.20%, due 1/17/17               875,000         830,554
Wells Fargo & Co.
  6.375%, due 8/1/11             1,000,000       1,045,281
Wells Fargo Bank N.A.
  5.95%, due 8/26/36               125,000         117,442
                                             -------------
                                                 7,868,471
                                             -------------

BEVERAGES (0.8%)
Coca-Cola Co. (The)
  5.35%, due 11/15/17            1,600,000       1,639,267
Coca-Cola Enterprises, Inc.
  6.75%, due 1/15/38             2,000,000       2,247,012
PepsiCo, Inc.
  4.65%, due 2/15/13             1,350,000       1,359,065
                                             -------------
                                                 5,245,344
                                             -------------

BUILDING MATERIALS (0.1%)
Masco Corp.
  5.75%, due 10/15/08              925,000         930,516
                                             -------------


COMMERCIAL SERVICES (0.1%)
McKesson Corp.
  5.25%, due 3/1/13                375,000         375,700
                                             -------------


DIVERSIFIED FINANCIAL SERVICES (4.7%)
American General Finance
  Corp.
  5.375%, due 9/1/09             1,000,000       1,014,809
  6.90%, due 12/15/17            3,250,000       3,253,250
Associates Corp. of North
  America
  6.95%, due 11/1/18             2,000,000       2,169,092
Capital One Bank
  4.25%, due 12/1/08             1,000,000         978,556
Caterpillar Financial
  Services Corp.
  4.85%, due 12/7/12             2,850,000       2,854,922
General Electric Capital
  Corp.
  5.625%, due 9/15/17 (e)          500,000         512,988
  6.00%, due 6/15/12             3,500,000       3,669,183
Goldman Sachs Group, Inc.
  (The)
  5.70%, due 9/1/12              2,000,000       2,057,644
HSBC Finance Corp.
  4.75%, due 7/15/13             4,750,000       4,578,444
JPMorgan Chase & Co.
  4.60%, due 1/17/11             2,000,000       1,994,186
Lehman Brothers Holdings,
  Inc.
  5.75%, due 7/18/11               725,000         730,422
  7.00%, due 9/27/27               500,000         507,477
Morgan Stanley
  Series E
  5.45%, due 1/9/17              1,300,000       1,261,092
  6.75%, due 4/15/11             2,000,000       2,096,284
Pricoa Global Funding I
  4.625%, due 6/25/12 (a)        2,700,000       2,717,334
                                             -------------
                                                30,395,683
                                             -------------

ELECTRIC (3.9%)
Arizona Public Service Co.
  5.50%, due 9/1/35              1,275,000       1,088,789
Carolina Power & Light Co.
  6.125%, due 9/15/33              500,000         510,596
Commonwealth Edison Co.
  5.95%, due 8/15/16               750,000         760,836
  6.15%, due 9/15/17             1,040,000       1,071,735
Consolidated Edison Co. of
  New York, Inc.
  3.85%, due 6/15/13             3,250,000       3,053,804
Consumers Energy Co.
  Series F
  4.00%, due 5/15/10             3,500,000       3,420,585
  Series C
  4.25%, due 4/15/08               210,000         209,295
Dominion Resources, Inc.
  Series D
  5.125%, due 12/15/09           4,225,000       4,264,588
Entergy Mississippi, Inc.
  5.15%, due 2/1/13                500,000         485,829

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                            M-27

                                 PRINCIPAL
                                    AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC (CONTINUED)
IES Utilities, Inc.
  Series B
  6.75%, due 3/15/11          $    500,000   $     526,280
Nevada Power Co.
  6.50%, due 4/15/12             3,500,000       3,624,905
Niagara Mohawk Power Corp.
  7.75%, due 10/1/08               750,000         764,939
Pacific Gas & Electric Co.
  5.625%, due 11/30/17           3,000,000       3,009,084
Pepco Holdings, Inc.
  6.45%, due 8/15/12             2,125,000       2,223,804
Public Service Co. of New
  Mexico
  4.40%, due 9/15/08               500,000         496,725
                                             -------------
                                                25,511,794
                                             -------------

FOOD (1.3%)
H.J. Heinz Finance Co.
  6.75%, due 3/15/32             2,000,000       2,070,248
Kellogg Co.
  Series B
  6.60%, due 4/1/11              2,000,000       2,119,322
Kroger Co. (The)
  7.70%, due 6/1/29              1,000,000       1,126,309
Safeway, Inc.
  6.35%, due 8/15/17               600,000         625,360
  6.50%, due 3/1/11              2,125,000       2,223,105
                                             -------------
                                                 8,164,344
                                             -------------

GAS (0.2%)
Atmos Energy Corp.
  4.00%, due 10/15/09            1,000,000         985,356
                                             -------------


HEALTH CARE--PRODUCTS (0.2%)
Baxter International, Inc.
  6.25%, due 12/1/37             1,500,000       1,539,075
                                             -------------


HOME BUILDERS (0.2%)
Pulte Homes, Inc.
  7.875%, due 8/1/11             1,100,000       1,058,270
                                             -------------


HOUSEHOLD PRODUCTS & WARES (0.1%)
Clorox Co.
  5.95%, due 10/15/17              800,000         796,973
                                             -------------


INSURANCE (1.5%)
CIGNA Corp.
  7.00%, due 1/15/11               500,000         530,756
Everest Reinsurance
  Holdings, Inc.
  8.75%, due 3/15/10             2,000,000       2,188,770
Hartford Financial Services
  Group, Inc. (The)
  5.55%, due 8/16/08             2,000,000       2,004,614
Lincoln National Corp.
  6.30%, due 10/9/37               500,000         486,205
Principal Life Income
  Funding Trust
  5.20%, due 11/15/10            1,000,000       1,021,653
  5.30%, due 12/14/12            3,600,000       3,608,456
                                             -------------
                                                 9,840,454
                                             -------------

LODGING (0.1%)
Harrah's Operating Co., Inc.
  5.625%, due 6/1/15             1,000,000         730,000
                                             -------------


MEDIA (1.4%)
Belo Corp.
  8.00%, due 11/1/08             3,000,000       3,026,841
Clear Channel
  Communications, Inc.
  4.625%, due 1/15/08            2,400,000       2,398,692
Comcast Cable Communications
  Holdings, Inc.
  8.375%, due 3/15/13            2,100,000       2,355,954
Time Warner Cable, Inc.
  6.55%, due 5/1/37              1,300,000       1,326,905
                                             -------------
                                                 9,108,392
                                             -------------

MINING (0.6%)
Vulcan Materials Co.
  6.00%, due 4/1/09              1,500,000       1,532,423
  7.15%, due 11/30/37            2,500,000       2,575,363
                                             -------------
                                                 4,107,786
                                             -------------

MISCELLANEOUS--MANUFACTURING (0.7%)
General Electric Co.
  5.25%, due 12/6/17             2,000,000       1,995,732
Parker Hannifin Corp.
  7.30%, due 5/15/11             2,000,000       2,233,206
                                             -------------
                                                 4,228,938
                                             -------------

OIL & GAS (0.1%)
Motiva Enterprises LLC
  5.20%, due 9/15/12 (a)           600,000         629,566
                                             -------------


PHARMACEUTICALS (1.0%)
Abbott Laboratories
  6.15%, due 11/30/37            2,200,000       2,321,372
Bristol-Myers Squibb Co.
  5.875%, due 11/15/36           2,000,000       1,987,450
Eli Lilly & Co.
  4.50%, due 3/15/18             1,500,000       1,432,637


M-28    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
PHARMACEUTICALS (CONTINUED)
Schering-Plough Corp.
  6.55%, due 9/15/37          $  1,000,000   $   1,059,555
                                             -------------
                                                 6,801,014
                                             -------------

REAL ESTATE (0.5%)
AMB Property, L.P.
  5.45%, due 12/1/10             2,175,000       2,218,805
Regency Centers, L.P.
  7.95%, due 1/15/11               750,000         819,488
                                             -------------
                                                 3,038,293
                                             -------------

REAL ESTATE INVESTMENT TRUSTS (1.3%)
AvalonBay Communities, Inc.
  6.625%, due 9/15/11            1,000,000       1,044,444
Federal Realty Investment
  Trust
  5.65%, due 6/1/16              1,000,000         962,622
Liberty Property, L.P.
  8.50%, due 8/1/10                500,000         540,572
New Plan Excel Realty Trust
  4.50%, due 2/1/11              2,000,000       1,815,472
  5.25%, due 9/15/15               500,000         378,727
ProLogis
  5.625%, due 11/15/16             500,000         463,669
Rouse Co. (The)
  3.625%, due 3/15/09            1,000,000         952,758
Weingarten Realty Investors
  7.00%, due 7/15/11             2,000,000       2,114,642
                                             -------------
                                                 8,272,906
                                             -------------

RETAIL (0.6%)
CVS Caremark Corp.
  6.25%, due 6/1/27              2,240,000       2,244,845
Federated Department Stores,
  Inc.
  6.30%, due 4/1/09              1,000,000       1,007,673
Home Depot, Inc.
  5.875%, due 12/16/36             350,000         295,365
J.C. Penney Co., Inc.
  8.00%, due 3/1/10                420,000         437,291
                                             -------------
                                                 3,985,174
                                             -------------

TELECOMMUNICATIONS (1.2%)
CenturyTel, Inc.
  Series F
  6.30%, due 1/15/08             3,092,000       3,092,878
Embarq Corp.
  7.995%, due 6/1/36               250,000         263,459
SBC Communications, Inc.
  5.10%, due 9/15/14             1,500,000       1,484,483
  5.875%, due 2/1/12             2,500,000       2,579,728
Sprint Capital Corp.
  8.75%, due 3/15/32               500,000         563,599
                                             -------------
                                                 7,984,147
                                             -------------

TRANSPORTATION (0.6%)
Burlington Northern Santa Fe
  Corp.
  6.15%, due 5/1/37              1,175,000       1,142,261
Union Pacific Corp.
  5.75%, due 11/15/17            2,585,000       2,575,185
                                             -------------
                                                 3,717,446
                                             -------------

TRUCKING & LEASING (0.3%)
TTX Co.
  5.00%, due 4/1/12 (a)          2,050,000       2,107,966
                                             -------------
Total Corporate Bonds
  (Cost $149,512,334)                          151,366,505
                                             -------------



FOREIGN BONDS (2.4%)
----------------------------------------------------------

BANKS (0.4%)
Barclays Bank PLC
  5.45%, due 9/12/12             2,000,000       2,049,970
Nordea Bank Sweden AB
  5.25%, due 11/30/12 (a)          800,000         796,580
                                             -------------
                                                 2,846,550
                                             -------------

BEVERAGES (0.4%)
Diageo Capital PLC
  5.125%, due 1/30/12            2,350,000       2,352,545
                                             -------------


INVESTMENT COMPANY (0.3%)
Temasek Financial I, Ltd.
  4.50%, due 9/21/15 (a)         1,750,000       1,702,736
                                             -------------


MEDIA (0.4%)
Thomson Corp. (The)
  5.70%, due 10/1/14             1,400,000       1,405,764
  5.75%, due 2/1/08              1,000,000         999,730
                                             -------------
                                                 2,405,494
                                             -------------

REAL ESTATE (0.3%)
Westfield Capital Corp.,
  Ltd./WT Finance Aust Pty,
  Ltd./WEA
  Finance LLC
  4.375%, due 11/15/10 (a)       2,000,000       1,951,374
                                             -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                            M-29

                                 PRINCIPAL
                                    AMOUNT           VALUE
FOREIGN BONDS (CONTINUED)
TELECOMMUNICATIONS (0.6%)
Telecom Italia Capital S.A.
  4.00%, due 1/15/10          $    375,000   $     367,288
  7.20%, due 7/18/36               250,000         275,641
Telefonica Emisones S.A.U
  7.045%, due 6/20/36              850,000         950,118
Telefonica Europe B.V.
  7.75%, due 9/15/10               500,000         535,177
Vodafone Group PLC
  7.75%, due 2/15/10             2,000,000       2,109,778
                                             -------------
                                                 4,238,002
                                             -------------
Total Foreign Bonds
  (Cost $15,413,503)                            15,496,701
                                             -------------



MORTGAGE-BACKED SECURITIES (8.4%)
----------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (8.4%)
Banc of America Commercial
  Mortgage, Inc.
  Series 2006-6, Class A2
  5.309%, due 10/10/45           3,500,000       3,513,782
  Series 2006-4, Class A3A
  5.60%, due 7/10/46             1,000,000       1,010,484
  Series 2006-2, Class AAB
  5.912%, due 5/10/45 (c)        2,000,000       2,050,972
Banc of America Funding
  Corp.
  Series 2006-7, Class T2A3
  5.695%, due 10/25/36           1,000,000       1,023,320
Bear Stearns Adjustable Rate
  Mortgage Trust
  Series 2005-8, Class A4
  5.098%, due 8/25/35 (a)(c)       500,000         482,002
Bear Stearns Commercial
  Mortgage Securities
  Series 2006-PW13, Class A3
  5.518%, due 9/11/41            1,000,000       1,006,198
  Series 2006-PW11, Class A3
  5.624%, due 3/11/39 (c)        1,000,000       1,006,368
  Series 2006-PW11, Class AM
  5.624%, due 3/11/39 (c)          500,000         496,876
  Series 2007-PW17, Class A3
  5.736%, due 6/11/50            1,000,000       1,014,619
  Series 2007-T28, Class A3
  5.793%, due 9/11/42            5,000,000       5,088,549
  Series 2006-PW12, Class
  AAB
  5.870%, due 9/11/38 (c)        1,000,000       1,024,223
Countrywide Home Loan
  Mortgage
  Pass-Through Trust
  Series 2007-HY3, Class 4A1
  5.998%, due 6/25/47 (c)        3,306,658       3,261,580
Credit Suisse Mortgage
  Capital Certificates
  Series 2006-C1, Class AM
  5.555%, due 2/15/39 (c)        5,000,000       4,988,599
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2006-CB16, Class
  A3B
  5.579%, due 5/12/45            1,000,000       1,006,899
  Series 2007-CB20, Class A3
  5.819%, due 2/12/51            1,000,000       1,019,139
  Series 2007-CIBC19, Class
  A3
  5.937%, due 2/12/49 (c)        6,000,000       6,183,587
  Series 2007-LD12, Class A3
  6.189%, due 2/15/51 (c)        1,000,000       1,031,370
LB-UBS Commercial Mortgage
  Trust
  Series 2007-C6, Class AAB
  5.855%, due 7/15/40            1,000,000       1,028,400
  Series 2006-C4, Class AAB
  5.858%, due 6/15/32 (c)        1,225,000       1,267,052
  Series 2007-C6, Class A3
  5.933%, due 7/15/40            1,000,000       1,026,215
Merrill Lynch Mortgage Trust
  Series 2005-LC1, Class A3
  5.289%, due 1/12/44 (c)        2,500,000       2,499,533
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  Series 2007-8, Class A2
  6.119%, due 8/12/49 (c)        1,000,000       1,029,177
Morgan Stanley Capital I
  Series 2007-IQ14, Class
  AAB
  5.654%, due 4/15/49 (c)        1,000,000       1,015,132
  Series 2006-HQ9, Class AM
  5.773%, due 7/12/44 (c)        1,000,000       1,003,038
Structured Adjustable Rate
  Mortgage Loan Trust
  Series 2006-8, Class 4A3
  5.736%, due 9/25/36 (c)        1,000,000         950,798
TBW Mortgage-Backed
  Pass-Through Certificates
  Series 2006-6, Class A2B
  5.66%, due 1/25/37             2,000,000       1,935,304
Wachovia Bank Commercial
  Mortgage Trust
  Series 2006-C29, Class AM
  5.339%, due 11/15/48           2,000,000       1,947,905


M-30    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT           VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
WaMu Mortgage
  Pass-Through Certificates
  Series 2006-AR12, Class
  2A1
  5.75%, due 10/25/36 (c)     $  5,910,025   $   5,869,575
                                             -------------
Total Mortgage-Backed
  Securities
  (Cost $54,619,479)                            54,780,696
                                             -------------



U.S. GOVERNMENT & FEDERAL AGENCIES (56.9%)
----------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (5.1%)
 v  4.50%, due 1/15/14          20,000,000      20,461,140
 v  4.75%, due 3/5/12           10,000,000      10,323,540
  6.25%, due 7/15/32             2,000,000       2,382,964
                                             -------------
                                                33,167,644
                                             -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (12.2%)
  4.00%, due 8/1/20              1,583,160       1,517,343
  4.00%, due 2/1/21                901,424         863,949
  4.50%, due 11/1/20                78,269          76,915
  4.50%, due 4/1/22              2,795,124       2,746,757
  4.50%, due 5/1/22              7,632,164       7,504,217
  4.50%, due 5/1/35                212,731         201,202
  4.50%, due 8/1/35                437,098         413,409
  4.50%, due 10/1/35               456,608         431,861
  5.00%, due 10/1/20             1,515,549       1,517,036
  5.00%, due 12/1/20             4,773,050       4,777,732
  5.00%, due 1/1/21                775,083         775,923
  5.00%, due 5/1/21              1,399,308       1,400,681
  5.00%, due 9/1/22              1,473,394       1,475,012
  5.00%, due 10/1/36               247,436         241,479
  5.00%, due 6/1/37              5,293,254       5,164,883
  5.433%, due 1/1/36 (c)         6,112,081       6,087,209
  5.50%, due 12/1/18             1,253,713       1,271,388
  5.50%, due 9/1/21              2,531,513       2,562,503
  5.50%, due 9/1/22              3,451,720       3,493,266
  5.50%, due 1/1/36                188,917         188,600
  5.50%, due 10/1/36               915,031         913,257
  5.50%, due 4/1/37              1,421,042       1,418,108
  5.50%, due 6/1/37                971,312         969,307
 v  5.50%, due 7/1/37            9,411,523       9,392,094
  5.50%, due 8/1/37              3,484,598       3,477,404
  5.50%, due 11/1/37             1,000,000         997,936
  5.608%, due 1/1/37 (c)         2,639,711       2,639,844
  6.00%, due 8/1/21              2,088,205       2,136,238
  6.00%, due 6/1/37              6,978,433       7,082,647
  6.073%, due 9/1/37 (c)         4,997,407       5,075,539
  6.50%, due 7/1/17                209,374         216,544
  6.50%, due 11/1/35               327,645         337,688
  7.00%, due 1/1/33              1,102,708       1,155,202
  7.00%, due 9/1/33                408,569         427,652
                                             -------------
                                                78,950,825
                                             -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.2%)
 v  4.375%, due 9/13/10 (e)     10,000,000      10,193,430
 v  4.625%, due 12/15/09        10,000,000      10,198,060
                                             -------------
                                                20,391,490
                                             -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (6.3%)
  4.00%, due 10/1/20                   920             881
  4.00%, due 3/1/22                483,704         463,678
  4.50%, due 12/1/19                11,593          11,402
  4.50%, due 9/1/20                110,980         109,123
  4.50%, due 9/1/35              2,676,270       2,534,343
  4.50%, due 10/1/36               989,221         926,153
  5.00%, due 1/1/21                291,536         291,822
  5.00%, due 10/1/21             2,870,129       2,873,220
  5.00%, due 1/1/22                541,639         542,234
  5.00%, due 4/1/22                 96,796          96,903
  5.00%, due 6/1/22                951,080         952,126
  5.00%, due 7/1/22              2,886,038       2,889,209
  5.00%, due 8/1/22              6,341,439       6,348,407
  5.00%, due 5/1/37              5,239,055       5,111,998
  5.00%, due 11/1/37               199,790         194,945
  5.386%, due 1/1/36 (c)         1,832,098       1,855,254
  5.50%, due 5/1/16                 96,357          97,821
  5.50%, due 7/1/22              1,746,325       1,768,981
  5.50%, due 7/1/35                651,230         650,833
  5.958%, due 7/1/36 (c)           970,242         978,845
  6.00%, due 2/1/14                329,989         338,222
  6.00%, due 1/1/36              1,136,333       1,154,166
  6.00%, due 6/1/36              2,462,761       2,501,410
  6.00%, due 7/1/36              1,908,765       1,938,721
  6.00%, due 6/1/37              1,972,115       2,002,799
  6.00%, due 7/1/37              1,976,849       2,007,606
  6.50%, due 11/1/09                88,123          88,625
  6.50%, due 10/1/37             1,497,411       1,539,242
  7.00%, due 10/1/37                43,646          45,403
  7.00%, due 11/1/37               549,549         571,666
  7.50%, due 7/1/28                136,228         145,753
                                             -------------
                                                41,031,791
                                             -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.1%)
  Series 2003-96, Class C
  4.396%, due 1/16/24            3,000,000       2,982,714
  Series 2005-87, Class B
  5.116%, due 1/16/28 (c)        5,000,000       5,038,420

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                            M-31

                                 PRINCIPAL
                                    AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES
  (CONTINUED)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
  Series 2002-35, Class D
  6.274%, due 1/16/27 (c)     $  5,000,000   $   5,225,087
                                             -------------
                                                13,246,221
                                             -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (6.1%)
  4.50%, due 9/15/35               486,577         466,027
  5.00%, due 12/15/37            2,500,000       2,463,764
  5.50%, due 7/15/35             1,425,567       1,436,421
  5.50%, due 8/15/35               671,258         676,369
  5.50%, due 5/15/36               868,344         874,769
  5.50%, due 7/15/36             2,865,112       2,886,309
  5.50%, due 11/15/36              985,528         992,819
  5.50%, due 5/15/37             1,282,814       1,292,282
  6.00%, due 1/15/36             2,194,699       2,247,396
  6.00%, due 4/15/36               923,731         945,910
  6.00%, due 10/15/36              896,401         917,924
  6.00%, due 4/15/37               476,234         487,637
  6.00%, due 9/15/37             5,988,123       6,131,497
  6.00%, due 10/15/37            1,997,083       2,044,899
  6.00%, due 11/15/37            1,997,967       2,045,805
  6.50%, due 1/15/36               801,138         827,576
  6.50%, due 3/15/36               441,148         455,706
  6.50%, due 6/15/36             1,709,051       1,765,451
  6.50%, due 9/15/36               451,171         466,061
 v  6.50%, due 7/15/37           9,670,599       9,988,627
  7.00%, due 7/15/31               137,108         145,339
                                             -------------
                                                39,558,588
                                             -------------

UNITED STATES TREASURY BOND (0.8%)
  4.75%, due 2/15/37 (e)         5,205,000       5,447,355
                                             -------------


UNITED STATES TREASURY NOTES (21.1%)
 v  3.125%, due 11/30/09 (e)    13,000,000      13,014,222
 v  3.375%, due 11/30/12 (e)    71,000,000      70,761,498
  3.875%, due 10/31/12 (e)       3,920,000       3,996,867
  4.25%, due 8/15/14             2,000,000       2,067,968
 v  4.25%, due 11/15/17 (e)     46,295,000      47,101,551
                                             -------------
                                               136,942,106
                                             -------------
Total U.S. Government &
  Federal Agencies
  (Cost $365,924,854)                          368,736,020
                                             -------------



YANKEE BONDS (0.4%) (F)
----------------------------------------------------------

BEVERAGES (0.2%)
Molson Coors Capital Finance
  ULC
  4.85%, due 9/22/10             1,500,000       1,507,928
                                             -------------


PIPELINES (0.1%)
TransCanada Pipelines, Ltd.
  4.00%, due 6/15/13               500,000         477,458
                                             -------------


TRANSPORTATION (0.1%)
Canadian National Railway
  Co.
  6.375%, due 11/15/37             660,000         675,376
                                             -------------
Total Yankee Bonds
  (Cost $2,613,656)                              2,660,762
                                             -------------
Total Long-Term Bonds
  (Cost $636,061,847)                          639,416,328
                                             -------------



SHORT-TERM INVESTMENTS (21.5%)
----------------------------------------------------------

FEDERAL AGENCY (0.5%)
Federal Farm Credit Bank
  (Discount Note)
  3.50%, due 1/7/08              3,375,000       3,373,031
                                             -------------
Total Federal Agency
  (Cost $3,373,031)                              3,373,031
                                             -------------


                                    SHARES
INVESTMENT COMPANY (21.0%)
State Street Navigator
  Securities Lending Prime
  Portfolio (g)                136,131,101     136,131,101
                                             -------------
Total Investment Company
  (Cost $136,131,101)                          136,131,101
                                             -------------
Total Short-Term Investments
  (Cost $139,504,132)                          139,504,132
                                             -------------
Total Investments
  (Cost $775,565,979) (h)            120.1%    778,920,460
Liabilities in Excess of
  Cash and Other Assets              (20.1)   (130,433,701)
                              ------------   -------------
Net Assets                           100.0%  $ 648,486,759
                              ============   =============







M-32    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

(a)  May be sold to institutional investors
     only under Rule 144a or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Subprime mortgage investment. The total
     market value of this security at December
     31, 2007 is $982,385 which represents
     0.2% of the Portfolio's net assets.
(c) Floating rate. Rate shown is the rate in effect at December 31, 2007.
(d) Illiquid security. The total market value of the security at December 31, 2007 is $4,644,735 which represents 0.7% of the Portfolio's net asset.
(e)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $133,381,292; cash collateral of
     $136,131,101 (included in liabilities)
     was received with which the Portfolio
     purchased highly liquid short-term
     investments.
(f)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(g)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(h)  At December 31, 2007, cost is
     $775,670,567 for federal income tax
     purposes and net unrealized appreciation is as follows:



    Gross unrealized appreciation     $ 6,925,329
    Gross unrealized depreciation      (3,675,436)
                                      -----------
    Net unrealized appreciation       $ 3,249,893
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                            M-33

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in securities, at value
  (identified cost
  $775,565,979) including
  $133,381,292 market
  value of securities loaned         $778,920,460
Cash                                       96,065
Receivables:
  Dividends and interest                5,144,491
  Fund shares sold                        812,307
  Investment securities sold               99,549
Other assets                                  932
                                     ------------
     Total assets                     785,073,804
                                     ------------

LIABILITIES:
Securities lending collateral         136,131,101
Payables:
  Adviser (See Note 3)                    135,573
  Administrator (See Note 3)              108,459
  Shareholder communication                73,258
  Fund shares redeemed                     50,277
  Professional fees                        36,290
  NYLIFE Distributors (See Note 3)         29,091
  Custodian                                20,222
  Directors                                   283
Accrued expenses                            2,491
                                     ------------
     Total liabilities                136,587,045
                                     ------------
Net assets                           $648,486,759
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share)
  200 million shares authorized      $    464,935
Additional paid-in capital            616,886,009
                                     ------------
                                      617,350,944
Accumulated undistributed net
  investment income                    27,691,417
Accumulated net realized gain on
  investments                              89,917
Net unrealized appreciation on
  investments                           3,354,481
                                     ------------
Net assets                           $648,486,759
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $508,891,629
                                     ============
Shares of capital stock outstanding    36,451,463
                                     ============
Net asset value per share
  outstanding                        $      13.96
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $139,595,130
                                     ============
Shares of capital stock outstanding    10,042,082
                                     ============
Net asset value per share
  outstanding                        $      13.90
                                     ============







M-34    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Interest                            $30,216,869
  Income from securities
     loaned--net                          455,565
                                      -----------
     Total income                      30,672,434
                                      -----------
EXPENSES:
  Advisory (See Note 3)                 1,422,785
  Administration (See Note 3)           1,138,228
  Distribution and service--Service
     Class (See Note 3)                   294,205
  Shareholder communication               110,434
  Professional fees                        82,690
  Custodian                                58,461
  Directors                                30,062
  Miscellaneous                            20,289
                                      -----------
     Total expenses                     3,157,154
                                      -----------
Net investment income                  27,515,280
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments        4,882,231
Net change in unrealized
  depreciation on investments           4,596,465
                                      -----------
Net realized and unrealized gain on
  investments                           9,478,696
                                      -----------
Net increase in net assets
  resulting from operations           $36,993,976
                                      ===========






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                            M-35

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006



                                       2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $ 27,515,280   $ 22,071,089
 Net realized gain (loss) on
  investments                     4,882,231     (2,377,123)
 Net change in unrealized
  depreciation on investments     4,596,465      1,948,426
                               ---------------------------
 Net increase in net assets
  resulting from operations      36,993,976     21,642,392
                               ---------------------------
Dividends to shareholders:
 From net investment income:
    Initial Class               (17,763,775)    (4,799,733)
    Service Class                (4,621,525)    (1,023,785)
                               ---------------------------
 Total dividends to
  shareholders                  (22,385,300)    (5,823,518)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        169,329,827    121,478,893
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      22,385,300      5,823,518
 Cost of shares redeemed        (71,328,989)   (97,628,630)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions         120,386,138     29,673,781
                               ---------------------------
    Net increase in net
     assets                     134,994,814     45,492,655

NET ASSETS:
Beginning of year               513,491,945    467,999,290
                               ---------------------------
End of year                    $648,486,759   $513,491,945
                               ===========================
Accumulated undistributed net
 investment income at end of
 year                          $ 27,691,417   $ 22,228,200
                               ===========================







M-36    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                            M-37

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                            --------------------------------------------------------



                                             YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------

                              2007        2006        2005        2004        2003

Net asset value at
  beginning of period       $  13.60    $  13.16    $  13.31    $  13.41    $  13.73
                            --------    --------    --------    --------    --------
Net investment income           0.53        0.58        0.53(b)     0.47        0.52(b)
Net realized and
  unrealized gain (loss)
  on investments                0.35        0.02       (0.24)       0.08        0.10
                            --------    --------    --------    --------    --------
Total from investment
  operations                    0.88        0.60        0.29        0.55        0.62
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.52)      (0.16)      (0.44)      (0.50)      (0.59)
  From net realized gain
     on investments               --          --          --       (0.15)      (0.35)
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (0.52)      (0.16)      (0.44)      (0.65)      (0.94)
                            --------    --------    --------    --------    --------
Net asset value at end of
  period                    $  13.96    $  13.60    $  13.16    $  13.31    $  13.41
                            ========    ========    ========    ========    ========
Total investment return         6.52%       4.55%       2.18%(d)    4.09%       4.52%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         4.89%       4.66%       3.96%       3.36%       3.75%
  Net expenses                  0.50%       0.52%       0.36%       0.54%       0.54%
  Expenses (before
     reimbursement)             0.50%       0.52%       0.51%       0.54%       0.54%
Portfolio turnover rate          265%(h)     166%(h)     277%(h)     335%        149%
Net assets at end of
  period (in 000's)         $508,892    $410,139    $377,607    $421,046    $485,033




(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.03% and 1.77% for the Initial Class and Service
     Class, respectively for the year ended December 31, 2005.
(e)  Total return is not annualized.
(f)  Less than one-tenth of a percent.
(g)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
(h)  The portfolio turnover not including mortgage dollar rolls is 256%, 147% and
     161% for the years ended December 31, 2007, 2006 and 2005, respectively.
+    Annualized.





M-38    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                             SERVICE CLASS
      ----------------------------------------------------------
                                                       JUNE 4,
                                                       2003(a)
                                                       THROUGH
                YEAR ENDED DECEMBER 31,             DECEMBER 31,
      ----------------------------------------------------------

        2007        2006        2005       2004         2003

      $  13.55    $  13.12    $ 13.29    $ 13.40       $ 14.33
      --------    --------    -------    -------       -------
          0.49        0.57       0.50(b)    0.46          0.28(b)
          0.35        0.00(c)   (0.25)      0.05         (0.28)
      --------    --------    -------    -------       -------
          0.84        0.57       0.25       0.51          0.00(c)
      --------    --------    -------    -------       -------

         (0.49)      (0.14)     (0.42)     (0.47)        (0.58)
            --          --         --      (0.15)        (0.35)
      --------    --------    -------    -------       -------
         (0.49)      (0.14)     (0.42)     (0.62)        (0.93)
      --------    --------    -------    -------       -------
      $  13.90    $  13.55    $ 13.12    $ 13.29       $ 13.40
      ========    ========    =======    =======       =======
          6.25%       4.29%      1.89%(d)   3.83%         0.00%(e)(f)

          4.64%       4.41%      3.71%      3.11%         3.50%+(g)
          0.75%       0.77%      0.61%      0.79%         0.79%+
          0.75%       0.77%      0.76%      0.79%         0.79%+
           265%(h)     166%(h)    277%(h)    335%          149%
      $139,595    $103,352    $90,392    $61,720       $19,603




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                            M-39

MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                 ONE       FIVE         TEN
TOTAL RETURNS                 YEAR     YEARS(1)    YEARS(1)
-----------------------------------------------------------
After Portfolio operating
  expenses                   12.39%     10.98%       3.29%




                                            (After Portfolio operating expenses)

                                MAINSTAY VP
                           CAPITAL APPRECIATION    S&P 500    RUSSELL 1000
                                 PORTFOLIO          INDEX     GROWTH INDEX
                           --------------------    -------    ------------
12/31/97                           10000            10000         10000
                                   13813            12858         13871
                                   17324            15563         18470
                                   15468            14146         14328
                                   11876            12465         11402
                                    8215             9710          8223
                                   10433            12495         10669
                                   10866            13855         11341
                                   11780            14536         11938
                                   12304            16832         13021
12/31/07                           13829            17756         14559






SERVICE CLASS(2)                                                 AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL
                              One       Five         TEN
Total Returns                 Year    Years(1)    YEARS(1)
----------------------------------------------------------
After Portfolio operating
  expenses                   12.11%     10.69%      3.03%




                                            (After Portfolio operating expenses)

                              MAINSTAY VP
                         CAPITAL APPRECIATION    S&P 500    RUSSELL 1000
                               PORTFOLIO          INDEX     GROWTH INDEX
                         --------------------    -------    ------------
12/31/97                         10000            10000         10000
                                 13778            12858         13871
                                 17233            15563         18470
                                 15343            14146         14328
                                 11751            12465         11402
                                  8108             9710          8223
                                 10272            12495         10669
                                 10672            13855         11341
                                 11537            14536         11938
                                 12020            16832         13021
12/31/07                         13476            17756         14559









 BENCHMARK PERFORMANCE    ONE      FIVE     TEN
                          YEAR    YEARS    YEARS
------------------------------------------------
Russell 1000(R) Growth
  Index*                 11.81%   12.11%    3.83%
S&P 500(R) Index*         5.49    12.83     5.91



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 10.91% and 3.27% for Initial Class shares and 10.65% and 3.01% for Service Class shares for the five-year and ten-year periods, respectively.


2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from 1/1/98 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




M-40    MainStay VP Capital Appreciation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)
INITIAL CLASS                  $1,000.00       $1,011.30        $3.04          $1,022.00         $3.06
--------------------------------------------------------------------------------------------------------

SERVICE CLASS                  $1,000.00       $1,010.05        $4.31          $1,020.75         $4.33
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.60% for Initial Class and 0.85% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).





                                                   www.mainstayfunds.com    M-41

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(COMPOSITION PIE CHART)

Common Stocks                                   98.8%
Short-Term Investments (collateral from
  securities lending is 7.6%)                    9.8
Liabilities in Excess of Cash and Other
  Assets                                        (8.6)





See Portfolio of Investments on page M-45 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  Microsoft Corp.
    2.  Apple, Inc.
    3.  Google, Inc., Class A
    4.  Southern Copper Corp.
    5.  MEMC Electronic Materials, Inc.
    6.  National Oilwell Varco, Inc.
    7.  Precision Castparts Corp.
    8.  Thermo Fisher Scientific, Inc.
    9.  Oracle Corp.
   10.  Hewlett-Packard Co.







M-42    MainStay VP Capital Appreciation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EDMUND C. SPELMAN AND ROBERT J. CENTRELLA, CFA, OF MACKAY SHIELDS LLC.

HOW DID MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007, MainStay VP Capital Appreciation Portfolio returned 12.39% for Initial Class shares and 12.11% for Service Class shares. Both share classes underperformed the 12.84% return of the average Lipper* Variable Products Large Cap Growth Portfolio but outperformed the 11.81% return of the Russell 1000(R) Growth Index(*) for the 12 months ended December 31, 2007. The Russell 1000(R) Growth Index is the Portfolio's broad-based securities-market index.

WERE THERE ANY CHANGES IN THE PORTFOLIO'S MANAGEMENT IN 2007?

Robert J. Centrella, CFA, began serving as a portfolio manager of the Portfolio effective August 1, 2007.

WHAT FACTORS ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE IN 2007?

Our investment strategy focuses on bottom-up research, rather than top-down sector selection. On the negative side, the Portfolio maintained overweight positions in consumer discretionary and financial stocks when the emerging credit crisis brought these stocks under pressure. On the positive side, we also maintained an overweight position in energy stocks, which worked in the Portfolio's favor throughout the year.

WHICH SECTORS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE IN 2007 AND WHICH SECTORS DETRACTED THE MOST?

The sectors that had the greatest positive impact on the Portfolio's performance were energy, materials and information technology. Of the three, materials produced the strongest absolute gain, followed closely by energy. Gains in materials were fueled by rising commodity prices and ongoing infrastructure construction around the globe. Metals prices remained strong, which helped stocks in the metals & mining industry advance. A substantial rise in the price of crude oil helped strengthen the fundamentals of energy stocks. Many information technology stocks also benefited from improving fundamentals.

The Portfolio's weakest sectors during 2007 were consumer discretionary, financials and health care. The Portfolio's consumer discretionary shares suffered in the second half of the year, when macroeconomic pressures began to affect consumer spending and retail sales. Financial stocks felt significant pressure in the second half of 2007 because of credit concerns that tightened the lending environment. The Portfolio's health care holdings managed a positive return, despite stock-specific issues that detracted from overall results.

WHICH INDIVIDUAL STOCKS MADE STRONG POSITIVE CONTRIBUTIONS DURING 2007 AND WHICH STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE?

Apple was a strong performer for the Portfolio in 2007. The company continued to introduce new industry-leading consumer electronics, including the iPod, the iPhone and a broad range of computers. Almost all of Apple's products seemed to be a hit with consumers. National Oilwell Varco benefited from robust drilling activity, which prompted strong demand for the company's oil-well machinery. Precision Castparts, a leading manufacturer of components and products for various industrial end markets, advanced on robust infrastructure construction during the year.

Among the stocks that detracted from the Portfolio's performance in 2007 were J.C. Penney, Merrill Lynch & Co. and Akamai Technologies. The slowdown in consumer spending hurt retailer J.C. Penney. Merrill Lynch was heavily affected by the subprime-mortgage crisis. Strong sales growth at Akamai Technologies began to decelerate and the stock declined as the company faced erosion in its gross margin.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING 2007?

The Portfolio added several new positions during 2007, including Southern Copper and IntercontinentalExchange. Both stocks advanced meaningfully during the year. Southern Copper's solid fundamentals and stock price gains were driven by global


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Investment in REITs carries many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

(*) Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

                                                   www.mainstayfunds.com    M-43
infrastructure construction and strong copper prices. IntercontinentalExchange manages an electronic trading platform for trading energy contracts, commodities contracts and derivatives. As the price of oil and most other commodities advanced, the company benefitted from substantial trading volume.

We sold the Portfolio's position in home improvement chain Lowe's early in 2007 when the housing market began to weaken significantly. We sold the Portfolio's position in off-price retailer Target when tightening credit conditions began to affect the company's core middle-income consumer. Both companies suffered from weakening traffic flows as the year progressed and consumer spending declined.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S SECTOR WEIGHTINGS DURING 2007?

During the year, the Portfolio's weightings relative to the Russell 1000(R) Growth Index increased in information technology, energy, materials, telecommunications services and utilities. Over the same period, we decreased the Portfolio's weightings relative to the benchmark in consumer discretionary, health care, industrials and financials.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2007?

As of December 31, 2007, the Portfolio was significantly overweight relative to the Russell 1000(R) Growth Index in information technology and energy. These overweight positions boosted the Portfolio's relative performance during the year. At year-end, the Portfolio was moderately overweight in the consumer discretionary sector, which detracted from relative performance.

As of December 31, 2007, the Portfolio was modestly underweight in industrials and health care. At year-end 2007, the Portfolio had no holdings in the consumer staples sector. These underweight positions detracted modestly from the Portfolio's relative performance.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.



M-44    MainStay VP Capital Appreciation Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2007




                                    SHARES          VALUE
COMMON STOCKS (98.8%)+
---------------------------------------------------------

AEROSPACE & DEFENSE (3.2%)
 vPrecision Castparts Corp.        142,700   $ 19,792,490
United Technologies Corp.           49,000      3,750,460
                                             ------------
                                               23,542,950
                                             ------------

AUTOMOBILES (0.7%)
Harley-Davidson, Inc.              109,000      5,091,390
                                             ------------


BIOTECHNOLOGY (2.4%)
Celgene Corp. (a)                  140,300      6,483,263
Genentech, Inc. (a)                175,000     11,737,250
                                             ------------
                                               18,220,513
                                             ------------

CAPITAL MARKETS (1.8%)
Goldman Sachs Group, Inc.
  (The)                             39,500      8,494,475
Merrill Lynch & Co., Inc.           89,800      4,820,464
                                             ------------
                                               13,314,939
                                             ------------

COMMERCIAL SERVICES & SUPPLIES (0.9%)
Manpower, Inc.                     114,100      6,492,290
                                             ------------


COMMUNICATIONS EQUIPMENT (3.1%)
Cisco Systems, Inc. (a)            653,100     17,679,417
Research In Motion, Ltd. (a)        49,800      5,647,320
                                             ------------
                                               23,326,737
                                             ------------

COMPUTERS & PERIPHERALS (8.0%)
 vApple, Inc. (a)                  141,900     28,107,552
EMC Corp. (a)                      306,800      5,685,004
 vHewlett-Packard Co.              362,300     18,288,904
Network Appliance, Inc.
  (a)(b)                           297,600      7,428,096
                                             ------------
                                               59,509,556
                                             ------------

DIVERSIFIED FINANCIAL SERVICES (2.3%)
IntercontinentalExchange,
  Inc. (a)(b)                       89,600     17,248,000
                                             ------------


DIVERSIFIED TELECOMMUNICATION SERVICES (2.3%)
AT&T, Inc.                         414,400     17,222,464
                                             ------------


ELECTRONIC EQUIPMENT & INSTRUMENTS (2.1%)
Amphenol Corp. Class A             337,400     15,645,238
                                             ------------


ENERGY EQUIPMENT & SERVICES (12.6%)
Baker Hughes, Inc.                 173,900     14,103,290
Cameron International Corp.
  (a)                              347,000     16,701,110
ENSCO International, Inc.           87,100      5,192,902
Halliburton Co.                    445,300     16,881,323
 vNational Oilwell Varco,
  Inc. (a)                         289,900     21,296,054
Smith International, Inc.          215,600     15,922,060
Transocean, Inc.                    27,500      3,936,625
                                             ------------
                                               94,033,364
                                             ------------

HEALTH CARE PROVIDERS & SERVICES (2.7%)
Humana, Inc. (a)                   191,600     14,429,396
Medco Health Solutions, Inc.
  (a)                               56,100      5,688,540
                                             ------------
                                               20,117,936
                                             ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (2.0%)
NRG Energy, Inc. (a)               347,600     15,064,984
                                             ------------


INSURANCE (1.8%)
Assurant, Inc.                     200,900     13,440,210
                                             ------------


INTERNET SOFTWARE & SERVICES (4.3%)
Akamai Technologies, Inc. (a)      269,400      9,321,240
 vGoogle, Inc. Class A (a)          32,600     22,542,248
                                             ------------
                                               31,863,488
                                             ------------

IT SERVICES (1.0%)
Cognizant Technology
  Solutions Corp. Class A
  (a)(b)                           228,600      7,758,684
                                             ------------


LIFE SCIENCES TOOLS & SERVICES (2.6%)
 vThermo Fisher Scientific,
  Inc. (a)                         336,000     19,380,480
                                             ------------


MEDIA (2.5%)
Comcast Corp. Class A (a)          288,450      5,267,097
DIRECTV Group, Inc. (The) (a)      568,600     13,146,032
                                             ------------
                                               18,413,129
                                             ------------

METALS & MINING (4.3%)
Allegheny Technologies, Inc.       124,900     10,791,360
 vSouthern Copper Corp. (b)        205,900     21,646,267
                                             ------------
                                               32,437,627
                                             ------------

MULTILINE RETAIL (2.4%)
J.C. Penney Co., Inc.              185,000      8,138,150
Kohl's Corp. (a)                   209,100      9,576,780
                                             ------------
                                               17,714,930
                                             ------------

MULTI-UTILITIES (1.4%)
CenterPoint Energy, Inc.           599,000     10,260,870
                                             ------------


OIL, GAS & CONSUMABLE FUELS (6.0%)
ExxonMobil Corp.                   106,300      9,959,247

 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                            M-45


                                    SHARES          VALUE
COMMON STOCKS (CONTINUED)
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Williams Cos., Inc.                486,800   $ 17,417,704
XTO Energy, Inc.                   333,625     17,134,980
                                             ------------
                                               44,511,931
                                             ------------

PHARMACEUTICALS (2.1%)
Schering-Plough Corp.              597,100     15,906,744
                                             ------------


ROAD & RAIL (1.9%)
Norfolk Southern Corp.             284,600     14,355,224
                                             ------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (7.6%)
Applied Materials, Inc. (b)        775,600     13,774,656
Intel Corp.                        210,500      5,611,930
 vMEMC Electronic Materials,
  Inc. (a)                         243,200     21,520,768
NVIDIA Corp. (a)                   468,850     15,950,277
                                             ------------
                                               56,857,631
                                             ------------

SOFTWARE (8.2%)
BMC Software, Inc. (a)             314,700     11,215,908
 vMicrosoft Corp.                  878,500     31,274,600
 vOracle Corp. (a)                 834,900     18,852,042
                                             ------------
                                               61,342,550
                                             ------------

SPECIALTY RETAIL (6.4%)
Abercrombie & Fitch Co. Class
  A                                139,700     11,171,809
American Eagle Outfitters,
  Inc.                             362,000      7,518,740
AutoZone, Inc. (a)                  87,400     10,480,134
Limited Brands, Inc. (b)           298,600      5,652,498
TJX Cos., Inc.                     449,200     12,905,516
                                             ------------
                                               47,728,697
                                             ------------

TEXTILES, APPAREL & LUXURY GOODS (2.2%)
Coach, Inc. (a)                    333,100     10,186,198
Polo Ralph Lauren Corp.            106,600      6,586,814
                                             ------------
                                               16,773,012
                                             ------------
Total Common Stocks
  (Cost $591,031,983)                         737,575,568
                                             ------------



                                 PRINCIPAL
                                    AMOUNT
SHORT-TERM INVESTMENTS (9.8%)
---------------------------------------------------------

COMMERCIAL PAPER (1.9%)
ING US Funding LLC
  4.50%, due 1/2/08            $ 7,000,000      6,999,125
Toyota Motor Credit Corp.
  4.18%, due 1/9/08              7,000,000      6,993,498
                                             ------------
Total Commercial Paper
  (Cost $13,992,623)                           13,992,623
                                             ------------

                                 PRINCIPAL
                                    AMOUNT          VALUE
FEDERAL AGENCY (0.3%)
Federal Home Loan Bank
  (Discount Note)
  3.10%, due 1/2/08              2,615,000      2,614,775
                                             ------------
Total Federal Agency
  (Cost $2,614,775)                             2,614,775
                                             ------------


                                    SHARES
INVESTMENT COMPANY (7.6%)
State Street Navigator
  Securities Lending
  Prime Portfolio (c)           56,493,922     56,493,922
                                             ------------
Total Investment Company
  (Cost $56,493,922)                           56,493,922
                                             ------------
Total Short-Term Investments
  (Cost $73,101,320)                           73,101,320
                                             ------------
Total Investments
  (Cost $664,133,303) (d)            108.6%   810,676,888
Liabilities in Excess of
  Cash and Other Assets               (8.6)   (64,290,043)
                               -----------   ------------
Net Assets                           100.0%  $746,386,845
                               ===========   ============





(a)  Non-income producing security.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $54,807,581; cash collateral of
     $56,493,922 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(d)  At December 31, 2007, cost is
     $664,133,303 for federal income tax
     purposes and net unrealized appreciation is as follows:



  Gross unrealized appreciation      $180,305,358
  Gross unrealized depreciation       (33,761,773)
                                     ------------
  Net unrealized appreciation        $146,543,585
                                     ============






M-46    MainStay VP Capital Appreciation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in securities, at value
  (identified cost
  $664,133,303) including
  $54,807,581 market
  value of securities loaned         $810,676,888
Cash                                       60,328
Receivables:
  Fund shares sold                        241,771
  Dividends and interest                  186,496
Other assets                                1,444
                                     ------------
     Total assets                     811,166,927
                                     ------------

LIABILITIES:
Securities lending collateral          56,493,922
Payables:
  Investment securities purchased       7,646,065
  Adviser (See Note 3)                    230,987
  Administrator (See Note 3)              128,326
  Fund shares redeemed                    126,734
  Shareholder communication                92,662
  Professional fees                        37,369
  NYLIFE Distributors (See Note 3)         13,894
  Custodian                                 7,332
  Directors                                   387
Accrued expenses                            2,404
                                     ------------
     Total liabilities                 64,780,082
                                     ------------
Net assets                           $746,386,845
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    274,268
Additional paid-in capital            642,473,199
                                     ------------
                                      642,747,467
Accumulated undistributed net
  investment income                     2,987,623
Accumulated net realized loss on
  investments                         (45,891,830)
Net unrealized appreciation on
  investments                         146,543,585
                                     ------------
Net assets                           $746,386,845
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $681,499,583
                                     ============
Shares of capital stock outstanding    25,029,390
                                     ============
Net asset value per share
  outstanding                        $      27.23
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 64,887,262
                                     ============
Shares of capital stock outstanding     2,397,450
                                     ============
Net asset value per share
  outstanding                        $      27.07
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                            M-47

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Dividends                           $  6,680,274
  Income from securities
     loaned--net                           736,115
  Interest                                 522,827
                                      ------------
     Total income                        7,939,216
                                      ------------
EXPENSES:
  Advisory (See Note 3)                  2,857,864
  Administration (See Note 3)            1,587,702
  Distribution and service--Service
     Class (See Note 3)                    161,661
  Shareholder communication                147,535
  Professional fees                         96,732
  Directors                                 43,801
  Custodian                                 22,497
  Miscellaneous                             29,424
                                      ------------
     Total expenses                      4,947,216
                                      ------------
Net investment income                    2,992,000
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments       155,651,887
Net change in unrealized
  appreciation on investments          (64,140,006)
                                      ------------
Net realized and unrealized gain on
  investments                           91,511,881
                                      ------------
Net increase in net assets
  resulting from operations           $ 94,503,881
                                      ============







M-48    MainStay VP Capital Appreciation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006



                                       2007            2006
DECREASE IN NET ASSETS:
Operations:
 Net investment income        $   2,992,000   $     946,504
 Net realized gain on
  investments                   155,651,887      38,084,005
 Net change in unrealized
  appreciation on
  investments                   (64,140,006)     (3,391,242)
                              -----------------------------
 Net increase in net assets
  resulting from operations      94,503,881      35,639,267
                              -----------------------------

Dividends to shareholders:
 From net investment
  income:
    Initial Class                  (950,025)     (2,776,284)
    Service Class                        --        (100,520)
                              -----------------------------
 Total dividends to
  shareholders                     (950,025)     (2,876,804)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         36,118,985      46,658,390
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends         950,025       2,876,804
 Cost of shares redeemed       (183,320,376)   (177,702,305)
                              -----------------------------
    Decrease in net assets
     derived from capital
     share transactions        (146,251,366)   (128,167,111)
                              -----------------------------
    Net decrease in net
     assets                     (52,697,510)    (95,404,648)

NET ASSETS:
Beginning of year               799,084,355     894,489,003
                              -----------------------------
End of year                   $ 746,386,845   $ 799,084,355
                              =============================
Accumulated undistributed
 net investment income at
 end of year                  $   2,987,623   $     945,648
                              =============================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                            M-49

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                   INITIAL CLASS
                            ----------------------------------------------------------



                                              YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------

                              2007        2006        2005        2004         2003

Net asset value at
  beginning of period       $  24.26    $  23.31    $  21.51    $  20.70    $    16.33
                            --------    --------    --------    --------    ----------
Net investment income
  (loss)                        0.13        0.05        0.07(b)     0.05          0.04(b)
Net realized and
  unrealized gain on
  investments                   2.88        0.99        1.73        0.81          4.37
                            --------    --------    --------    --------    ----------
Total from investment
  operations                    3.01        1.04        1.80        0.86          4.41
                            --------    --------    --------    --------    ----------
Less dividends:
  From net investment
     income                    (0.04)      (0.09)      (0.00)(c)   (0.05)        (0.04)
                            --------    --------    --------    --------    ----------
Net asset value at end of
  period                    $  27.23    $  24.26    $  23.31    $  21.51    $    20.70
                            ========    ========    ========    ========    ==========
Total investment return        12.39%       4.45%       8.41%(e)    4.16%        26.99%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                     0.40%       0.13%       0.33%       0.24%         0.20%
  Net expenses                  0.60%       0.62%       0.37%       0.65%         0.64%
  Expenses (before
     reimbursement)             0.60%       0.62%       0.60%       0.65%         0.64%
Portfolio turnover rate           85%         28%         22%         34%           26%
Net assets at end of
  period (in 000's)         $681,500    $738,278    $835,933    $929,227    $1,011,538




(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 8.16% and 7.88% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.





M-50    MainStay VP Capital Appreciation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            SERVICE CLASS
      --------------------------------------------------------
                                                     JUNE 5,
                                                     2003(a)
                                                     THROUGH
               YEAR ENDED DECEMBER 31,            DECEMBER 31,
      --------------------------------------------------------

        2007       2006       2005       2004         2003

      $ 24.14    $ 23.21    $ 21.47    $ 20.68       $ 18.43
      -------    -------    -------    -------       -------
         0.04      (0.03)      0.02(b)    0.02          0.01(b)
         2.89       1.00       1.72       0.79          2.27
      -------    -------    -------    -------       -------
         2.93       0.97       1.74       0.81          2.28
      -------    -------    -------    -------       -------

           --      (0.04)        --      (0.02)        (0.03)
      -------    -------    -------    -------       -------
      $ 27.07    $ 24.14    $ 23.21    $ 21.47       $ 20.68
      =======    =======    =======    =======       =======
        12.11%      4.19%      8.10%(e)   3.90%        12.36%(d)

         0.15%     (0.12%)     0.08%     (0.01%)       (0.05%)+(f)
         0.85%      0.87%      0.62%      0.90%         0.89%+
         0.85%      0.87%      0.85%      0.90%         0.89%+
           85%        28%        22%        34%           26%
      $64,887    $60,806    $58,556    $48,218       $15,582




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                            M-51

MAINSTAY VP CASH MANAGEMENT PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

                              ONE      FIVE         TEN
TOTAL RETURNS                YEAR    YEARS(1)    YEARS(1)
---------------------------------------------------------
After Portfolio operating
  expenses                   4.86%     2.77%       3.50%
7-DAY CURRENT YIELD: 4.29%(2)




(After Portfolio operating expenses)


                                   MAINSTAY VP      LIPPER MONEY
                                 CASH MANAGEMENT     MARKET FUND
                                    PORTFOLIO           INDEX
                                 ---------------    ------------
12/31/97                              10000             10000
                                      10518             10510
                                      11027             11008
                                      11695             11662
                                      12144             12105
                                      12308             12265
                                      12390             12341
                                      12495             12437
                                      12866             12768
                                      13454             13343
12/31/07                              14107             13980









 BENCHMARK PERFORMANCE                      ONE        FIVE       TEN
                                            YEAR      YEARS      YEARS
-----------------------------------------------------------------------
Lipper Money Market Fund Index*             4.77%      2.65%      3.41%



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 2.73% and 3.48% for Initial Class shares for the five-year and ten-year periods, respectively.


2. As of 12/31/07, MainStay VP Cash Management Portfolio had an effective 7-day yield of 4.39% and a current yield of 4.29%. The current yield is more reflective of the Portfolio's earnings than the total return.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




M-52    MainStay VP Cash Management Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)
INITIAL CLASS                  $1,000.00       $1,023.70        $2.55          $1,022.50         $2.55
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of 0.50% multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).





                                                   www.mainstayfunds.com    M-53

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Commercial Paper                                66.6%
Federal Agencies                                28.2
Corporate Bonds                                  4.5
Medium-Term Notes                                1.7
Liabilities in Excess of Cash and Other
  Assets                                        (1.0)





See Portfolio of Investments on page M-57 for specific holdings within these categories.



M-54    MainStay VP Cash Management Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER CLAUDE ATHAIDE, PH.D., CFA, OF MACKAY SHIELDS LLC.

HOW DID MAINSTAY VP CASH MANAGEMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the seven-day period ended December 31, 2007, Initial Class shares of MainStay VP Cash Management Portfolio provided a current yield of 4.29% and an effective yield of 4.39%. For the 12 months ended December 31, 2007, MainStay VP Cash Management Portfolio returned 4.86% for Initial Class shares. The Portfolio outperformed the 4.78% return of the average Lipper* Variable Products Money Market Portfolio and the 4.77% return of the Lipper Money Market Fund Index* for the 12 months ended December 31, 2007.

WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE DURING 2007?

The money market is affected by the state of the U.S. economy and by investors' perceptions of where the economy is headed. The recession in the housing market was a major story during 2007, as rising delinquencies caused the value of subprime-mortgage-backed securities to fall dramatically. The ensuing "flight to quality," or general movement toward higher-quality fixed-income securities, caused the yield on the two-year Treasury note to fall to 4.51% in early March.

After a sluggish first quarter, in which real gross domestic product (GDP) increased at an annualized rate of 0.6%, economic growth picked up in the spring, contributing to a rise in Treasury yields. The yield on the two-year Treasury note reached 5.1% in June. The rising trend in Treasury yields reversed in the middle of June as news of losses suffered by hedge funds investing in collateralized debt obligations sparked another flight to quality. From that time through the end of 2007, the markets were buffeted by negative headlines about losses suffered by a number of institutions on leveraged loans, subprime mortgages and other structured products.

DID DETERIORATION IN THE SUBPRIME-MORTGAGE SECTOR AFFECT OTHER FIXED-INCOME SECTORS IN 2007?

Yes, it did. Investment vehicles that funded their investments with commercial paper experienced difficulty rolling over maturing commercial paper as investors shied away from most types of securitized assets. The spread, or difference in yield, between 90-day asset-backed commercial paper and commercial paper issued by financial institutions increased to 93 basis points in December. (A basis point is one-hundredth of a percentage point.) This yield difference averaged about two basis points during 2006 and the first half of 2007.

The difference between three-month Treasury bill yields and three-month LIBOR, which serves as a measure of credit risk, rose to 240 basis points in August 2007. This spread averaged 38 basis points during the first half of 2007. Yields on one-month Treasury bills fell below 2% as buyers of asset-backed commercial paper sought the safety of Treasury bills. Since the end of July, the amount of asset-backed commercial paper outstanding declined by more than $400 billion, representing a contraction of about 34% in the size of the asset-backed commercial-paper market.

HOW DID FEDERAL RESERVE ACTION AFFECT THE MARKET IN 2007?

In August, the Federal Open Market Committee (FOMC) cut the primary discount rate by 50 basis points to 5.75%, seeking to alleviate increasingly illiquid conditions in the money markets. In the following weeks, the FOMC continued to encourage banks to use the discount window to fund assets and ease dislocations in the money markets. Beginning in September 2007, the FOMC lowered the federal funds target rate three times. In total, these easing moves lowered the federal funds target rate from 5.25% to 4.25%. These cuts were matched by further cuts in the discount rate, which brought the discount rate to 4.75% by year end.


An investment in the Portfolio is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio and may result in a loss to the Portfolio.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

                                                   www.mainstayfunds.com    M-55

The yield on the benchmark two-year Treasury note fell as low as 2.86% during the fourth quarter when losses at a number of large financial institutions sparked yet another flight to quality. The pressures faced by financial institutions in obtaining funding were reflected in the interbank lending market, where one-month and three-month LIBOR remained high relative to overnight rates. In December, the Federal Reserve announced a new term auction facility (TAF) for depository institutions looking for funds. The TAF was introduced to overcome the reluctance of banks to fund their assets at the discount window. Some $40 billion of loans were made in two auctions. The Federal Reserve announced that it would hold these auctions every two weeks for as long as necessary.


WHAT WAS THE AVERAGE MATURITY OF THE PORTFOLIO AT YEAR-END 2007?

As of December 31, 2007, the average maturity of the Portfolio was approximately 59 days.

HOW WAS THE PORTFOLIO POSITIONED DURING 2007?

The Portfolio invested in securities issued by U.S. government sponsored agencies, as well as Tier-1 rated securities issued by finance, insurance, brokerage and industrial companies, as well as banks and bank holding companies. To date, the Portfolio has not purchased asset-backed commercial paper issued by structured investment vehicles.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP CASH MANAGEMENT PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.


M-56    MainStay VP Cash Management Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2007



                                 PRINCIPAL      AMORTIZED
                                    AMOUNT           COST
SHORT-TERM INVESTMENTS (101.0%)+
---------------------------------------------------------

COMMERCIAL PAPER (66.6%)
Abbey National North America
  LLC
  4.615%, due 1/3/08           $ 5,575,000   $  5,573,570
  4.94%, due 1/2/08              4,450,000      4,449,389
  4.94%, due 1/9/08              1,850,000      1,847,969
Allianz Finance Corp.
  4.70%, due 1/16/08 (a)         1,400,000      1,397,258
  4.75%, due 2/26/08 (a)         5,500,000      5,459,361
  4.80%, due 2/26/08 (a)         3,000,000      2,977,600
American Express Credit Corp.
  4.71%, due 1/29/08             5,075,000      5,056,409
  4.72%, due 1/17/08             4,000,000      3,991,608
American General Finance
  Corp.
  4.65%, due 2/25/08             4,000,000      3,971,583
  4.70%, due 3/7/08              5,000,000      4,956,917
  4.89%, due 2/4/08                300,000        298,615
  5.10%, due 1/10/08             3,000,000      2,996,175
American Honda Finance Corp.
  4.48%, due 1/25/08             6,125,000      6,106,707
  4.49%, due 1/29/08             3,500,000      3,487,777
AstraZeneca PLC
  4.20%, due 4/7/08 (a)          5,000,000      4,943,417
  4.67%, due 2/28/08 (a)           700,000        694,734
  4.80%, due 2/21/08 (a)         5,000,000      4,966,000
Atlantis One Funding Corp.
  5.19%, due 1/7/08 (a)          2,700,000      2,697,665
Australia & New Zealand
  Banking Group, Ltd.
  4.54%, due 3/26/08 (a)         5,000,000      4,946,403
  4.86%, due 4/14/08 (a)         3,000,000      2,957,880
  4.97%, due 1/11/08 (a)         5,000,000      4,993,097
Bank of America Corp.
  5.28%, due 1/17/08             5,200,000      5,187,798
Bayerische Landesbank
  Girozentrale/New York
  4.56%, due 2/5/08              5,225,000      5,201,836
  5.11%, due 1/11/08             4,000,000      3,994,322
BNP Paribas Finance, Inc.
  4.693%, due 4/16/08            7,000,000      6,903,272
  4.70%, due 4/7/08              3,000,000      2,962,008
ChevronTexaco Funding Corp.
  4.27%, due 2/14/08             6,000,000      5,968,687
  4.35%, due 3/11/08             5,150,000      5,106,440
Deutsche Bank Financial LLC
  4.64%, due 2/1/08              6,200,000      6,175,227
Dexia Delaware LLC
  4.79%, due 1/7/08              5,000,000      4,996,008
  4.88%, due 3/19/08             4,000,000      3,957,707
Electricite de France
  4.35%, due 3/6/08              5,500,000      5,456,802
  4.78%, due 1/8/08              3,150,000      3,147,072
  5.215%, due 1/15/08            4,650,000      4,640,569
European Investment Bank
  4.40%, due 2/28/08             6,400,000      6,354,631
Export Development Canada
  4.29%, due 3/4/08              6,000,000      5,954,955
General Electric Capital
  Corp.
  4.39%, due 4/21/08             6,000,000      5,918,785
  5.12%, due 1/14/08             5,100,000      5,090,570
Goldman Sachs Group, Inc.
  4.67%, due 2/27/08             5,500,000      5,459,332
  4.77%, due 2/26/08             6,000,000      5,955,480
Greenwich Capital Holdings,
  Inc.
  4.95%, due 4/8/08              6,000,000      5,919,150
ING U.S. Funding LLC
  4.63%, due 4/9/08              3,275,000      3,233,301
  4.73%, due 5/2/08              6,000,000      5,903,823
  5.42%, due 1/8/08              2,750,000      2,747,102
JPMorgan Chase & Co.
  4.60%, due 4/17/08             4,900,000      4,833,006
KfW International Finance,
  Inc.
  4.23%, due 3/11/08 (a)         5,000,000      4,958,875
  5.13%, due 1/22/08 (a)         4,000,000      3,988,030
  5.13%, due 1/24/08 (a)         2,725,000      2,716,068
Lloyds TSB Bank PLC
  4.64%, due 2/6/08              4,000,000      3,981,440
  4.65%, due 4/28/08             6,000,000      5,908,550
Merrill Lynch & Co., Inc.
  4.70%, due 1/16/08             4,200,000      4,191,775
  4.77%, due 2/14/08             3,625,000      3,603,866
Metlife Funding, Inc.
  4.18%, due 2/25/08             4,525,000      4,496,103
Morgan Stanley
  4.69%, due 5/12/08             5,000,000      4,914,017
  5.48%, due 1/30/08               570,000        567,484
  5.60%, due 1/2/08              2,975,000      2,974,537
National Australia Funding
  Delaware, Inc.
  4.63%, due 1/31/08 (a)         6,000,000      5,976,850
Nationwide Building Society
  4.82%, due 4/24/08 (a)         5,500,000      5,416,052
  5.00%, due 2/28/08 (a)         1,505,000      1,492,876
  5.03%, due 3/18/08 (a)         5,000,000      4,946,207
Nestle Capital Corp.
  4.99%, due 3/10/08 (a)         3,050,000      3,020,829

 +  Percentages indicated are based on Portfolio net assets.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                            M-57

                                 PRINCIPAL      AMORTIZED
                                    AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
Pfizer, Inc.
  4.41%, due 5/14/08 (a)       $ 5,000,000   $  4,917,925
  4.43%, due 4/29/08 (a)         6,500,000      6,404,816
Presidents & Fellows of
  Harvard College
  5.085%, due 1/22/08            4,000,000      3,988,135
Private Export Funding Corp.
  4.47%, due 1/24/08 (a)         3,200,000      3,190,861
  4.73%, due 1/18/08 (a)         4,150,000      4,140,730
  4.74%, due 1/16/08 (a)         5,200,000      5,189,730
Prudential Funding LLC
  4.43%, due 4/4/08              6,000,000      5,930,596
Rabobank USA Finance Corp.
  4.70%, due 2/12/08             2,525,000      2,511,154
Royal Bank of Scotland
  4.84%, due 5/7/08              4,625,000      4,546,031
  4.88%, due 3/28/08             1,000,000        988,207
Shell International Finance
  B.V.
  4.47%, due 3/28/08 (a)         2,500,000      2,472,994
Societe Generale North
  America, Inc.
  4.88%, due 4/18/08             5,000,000      4,926,800
  4.92%, due 4/11/08             3,375,000      3,328,414
  5.09%, due 2/29/08             5,000,000      4,958,290
Svenska Handelsbanken, Inc.
  4.68%, due 2/7/08              5,250,000      5,224,748
  4.73%, due 2/11/08             5,500,000      5,470,372
Swedish Export Credit Corp.
  4.22%, due 3/20/08             3,000,000      2,972,218
  4.38%, due 3/12/08             5,000,000      4,956,808
  4.50%, due 1/31/08             3,000,000      2,988,750
  4.55%, due 1/24/08             3,575,000      3,564,608
Swiss RE Financial Products
  Corp.
  4.95%, due 1/7/08 (a)          2,850,000      2,847,649
  5.195%, due 1/25/08 (a)        4,500,000      4,484,416
  5.30%, due 1/28/08 (a)         4,325,000      4,307,809
Toyota Motor Credit Corp.
  4.60%, due 3/13/08             5,000,000      4,954,000
  4.75%, due 1/17/08             3,500,000      3,492,612
  5.18%, due 1/8/08              4,150,000      4,145,820
UBS Finance Delaware LLC
  4.75%, due 6/5/08              1,450,000      1,420,154
  5.11%, due 1/9/08              4,800,000      4,794,549
  5.195%, due 1/9/08             3,925,000      3,920,469
Unilever Capital Corp.
  4.22%, due 1/25/08 (a)         6,400,000      6,381,995
  4.24%, due 1/23/08 (a)         5,000,000      4,987,044
USAA Capital Corp.
  4.65%, due 2/15/08             5,000,000      4,970,937
Wal-Mart Stores, Inc.
  4.50%, due 1/29/08 (a)         3,000,000      2,989,500
  4.65%, due 1/23/08 (a)         2,400,000      2,393,180
  4.72%, due 1/23/08 (a)         1,225,000      1,221,466
                                             ------------
                                              402,975,363
                                             ------------

CORPORATE BONDS (4.5%)
Bank of America N.A.
  4.966%, due 12/18/08 (b)       6,375,000      6,369,160
Bank One N.A./Chicago, IL
  3.70%, due 1/15/08             4,000,000      3,997,709
International Business
  Machines Corp.
  5.273%, due 9/8/08 (a)(b)      4,600,000      4,598,267
Wachovia Bank N.A.
  5.20%, due 10/3/08 (b)         4,760,000      4,752,467
Wachovia Corp.
  3.50%, due 8/15/08             3,700,000      3,660,802
Wells Fargo & Co.
  4.125%, due 3/10/08            4,000,000      3,991,389
                                             ------------
                                               27,369,794
                                             ------------

FEDERAL AGENCIES (28.2%)
Federal Home Loan Bank
  4.50%, due 11/5/08             6,000,000      6,000,567
  4.674%, due 12/24/08 (b)       6,000,000      6,000,000
  5.062%, due 12/12/08 (b)       6,000,000      6,000,000
Federal Home Loan Bank
  (Discount Notes)
  3.90%, due 5/21/08               130,000        128,014
  4.155%, due 5/21/08            6,000,000      5,902,357
  4.16%, due 5/7/08              1,325,000      1,305,555
  4.23%, due 2/25/08             1,600,000      1,589,660
  4.256%, due 3/24/08            6,775,000      6,708,521
  4.26%, due 2/8/08              6,225,000      6,197,009
  4.26%, due 3/14/08             4,125,000      4,089,367
  4.28%, due 2/22/08             6,000,000      5,962,907
  4.30%, due 3/5/08              7,775,000      7,715,564
  4.305%, due 3/12/08            2,250,000      2,230,896
  4.43%, due 3/19/08             2,625,000      2,599,804
  4.45%, due 1/10/08             5,000,000      4,994,438
  4.46%, due 1/14/08             4,950,000      4,942,028
  4.48%, due 3/19/08               800,000        792,235
  4.53%, due 3/19/08               600,000        594,111
  4.55%, due 3/19/08             4,300,000      4,257,609
  4.755%, due 1/23/08            4,100,000      4,088,086
  4.845%, due 1/11/08            1,450,000      1,448,049
  4.85%, due 2/15/08             5,800,000      5,764,838
Federal Home Loan Mortgage
  Corporation (Discount
  Notes)
  4.11%, due 4/25/08             2,900,000      2,861,925
  4.13%, due 3/31/08             6,000,000      5,938,050
  4.18%, due 3/3/08              6,000,000      5,956,807


M-58    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL      AMORTIZED
                                    AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
FEDERAL AGENCIES (CONTINUED)
Federal Home Loan Mortgage Corporation
  (Discount Notes) (continued)
  4.295%, due 2/29/08          $ 5,950,000   $  5,908,118
  4.54%, due 2/4/08              5,075,000      5,053,239
  4.77%, due 1/7/08              4,500,000      4,496,423

Federal National Mortgage
  Association (Discount
  Notes)
  4.11%, due 5/19/08             5,875,000      5,781,769
  4.16%, due 4/22/08             5,050,000      4,984,642
  4.18%, due 4/10/08             5,000,000      4,941,944
  4.19%, due 3/17/08             1,700,000      1,684,963
  4.22%, due 4/30/08             6,150,000      6,063,490
  4.23%, due 3/5/08              2,000,000      1,984,960
  4.45%, due 1/11/08             3,200,000      3,196,045
  4.465%, due 2/6/08             3,900,000      3,882,587
  4.73%, due 1/4/08              4,000,000      3,998,424
  4.73%, due 2/13/08             4,000,000      3,977,402
  4.80%, due 1/30/08            10,496,000     10,455,416
                                             ------------
                                              170,477,819
                                             ------------

MEDIUM-TERM NOTES (1.7%)
American Honda Finance Corp.
  5.166%, due 9/18/08 (a)(b)     3,200,000      3,200,000
General Electric Capital
  Corp.
  5.29%, due 1/3/08 (b)          3,500,000      3,500,010
Morgan Stanley
  5.334%, due 1/18/08 (b)        3,500,000      3,500,241
                                             ------------
                                               10,200,251
                                             ------------
Total Short-Term Investments
  (Amortized Cost
  $611,023,227) (c)                  101.0%   611,023,227
Liabilities in Excess of
  Cash and Other Assets               (1.0)    (5,801,695)
                               -----------   ------------
Net Assets                           100.0%  $605,221,532
                               ===========   ============





(a)  May be sold to institutional investors
     only under Rule 144a or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b) Floating rate. Rate shown is the rate in effect at December 31, 2007.
(c)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes.



The table below sets forth the diversification of the Cash Management Portfolio investments by industry.

INDUSTRY DIVERSIFICATION

                                  AMORTIZED
                                       COST   PERCENT+
Banks                          $154,025,841      25.4%
Commercial Services               3,988,135       0.7
Computers                         4,598,261       0.8
Diversified Financial
  Services                       22,939,679       3.8
Electric                         13,244,443       2.2
Federal Agencies                170,477,819      28.2
Finance--Auto Loans              25,386,916       4.2
Finance--Consumer Loans          12,223,290       2.0
Finance--Credit Card              9,048,017       1.5
Finance--Investment
  Banker/Broker                  47,883,979       7.9
Finance--Mortgage Loan/Banker    11,855,135       2.0
Finance--Other Services          12,521,322       2.1
Holding
  Companies--Diversified          4,970,937       0.8
Insurance                        27,404,689       4.5
Multi-National                    6,354,631       1.0
Oil & Gas                        13,548,120       2.2
Pharmaceuticals                  21,926,892       3.6
Retail                            6,604,147       1.1
Sovereign                        20,437,339       3.4
Special Purpose Entity           21,583,635       3.6
                               ------------     -----
                                611,023,227     101.0
Liabilities in Excess of
  Cash and Other Assets          (5,801,695)     (1.0)
                               ------------     -----
Net Assets                     $605,221,532     100.0%
                               ============     =====





+    Percentages indicated are based on
     Portfolio net assets.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                            M-59

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in securities, at value
  (amortized cost $611,023,227)      $611,023,227
Cash                                       31,798
Receivables:
  Fund shares sold                      1,308,742
  Interest                                413,412
Other assets                                  681
                                     ------------
     Total assets                     612,777,860
                                     ------------

LIABILITIES:
Payables:
  Fund shares redeemed                  7,165,145
  Adviser (See Note 3)                    123,073
  Administrator (See Note 3)              101,837
  Shareholder communication                59,352
  Professional fees                        29,931
  Custodian                                 7,394
  Directors                                   246
Accrued expenses                            2,181
Dividend payable                           67,169
                                     ------------
     Total liabilities                  7,556,328
                                     ------------
Net assets                           $605,221,532
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 700 million shares
  authorized                         $  6,052,361
Additional paid-in capital            599,171,889
                                     ------------
                                      605,224,250
Accumulated undistributed net
  investment income                           205
Accumulated net realized loss on
  investments                              (2,923)
                                     ------------
Net assets applicable to
  outstanding shares                 $605,221,532
                                     ============
Shares of capital stock outstanding   605,236,136
                                     ============
Net asset value per share
  outstanding                        $       1.00
                                     ============







M-60    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Interest                            $23,593,603
                                      -----------
EXPENSES:
  Advisory (See Note 3)                 1,126,991
  Administration (See Note 3)             907,067
  Shareholder communication                87,731
  Professional fees                        67,737
  Custodian                                26,778
  Directors                                23,567
  Miscellaneous                            14,216
                                      -----------
     Total expenses                     2,254,087
                                      -----------
Net investment income                  21,339,516
                                      -----------

REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments            1,986
                                      -----------
Net increase in net assets
  resulting from operations           $21,341,502
                                      ===========






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                            M-61

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006



                                       2007            2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  21,339,516   $  15,352,521
 Net realized gain (loss)
  on investments                      1,986          (4,909)
                              -----------------------------
 Net increase in net assets
  resulting from operations      21,341,502      15,347,612
                              -----------------------------

Dividends to shareholders:
 From net investment income     (21,339,548)    (15,357,386)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        746,017,935     438,354,578
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      21,339,548      15,357,386
 Cost of shares redeemed       (513,890,573)   (408,850,006)
                              -----------------------------
    Increase in net assets
     derived from capital
     share transactions         253,466,910      44,861,958
                              -----------------------------
    Net increase in net
     assets                     253,468,864      44,852,184

NET ASSETS:
Beginning of year               351,752,668     306,900,484
                              -----------------------------
End of year                   $ 605,221,532   $ 351,752,668
                              =============================
Accumulated undistributed
 net investment income at
 end of year                  $         205   $         237
                              =============================







M-62    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS




                                             YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------

                              2007        2006        2005        2004        2003

Net asset value at
  beginning of year         $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                            --------    --------    --------    --------    --------
Net investment income           0.05        0.04        0.03        0.01        0.01
Net realized and
  unrealized gain (loss)
  on investments                0.00(a)    (0.00)(a)    0.00(a)     0.00(a)     0.00(a)
                            --------    --------    --------    --------    --------
Total from investment
  operations                    0.05        0.04        0.03        0.01        0.01
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.05)      (0.04)      (0.03)      (0.01)      (0.01)
  From net realized gain
     on investments               --          --          --       (0.00)(a)   (0.00)(a)
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (0.05)      (0.04)      (0.03)      (0.01)      (0.01)
                            --------    --------    --------    --------    --------
Net asset value at end of
  year                      $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                            ========    ========    ========    ========    ========
Total investment return         4.86%       4.57%       2.96%(b)    0.85%       0.67%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         4.71%       4.50%       2.91%       0.83%       0.67%
  Net expenses                  0.50%       0.52%       0.30%       0.55%       0.55%
  Expenses (before
     waiver/reimbursement)      0.50%       0.52%       0.50%       0.55%       0.55%
Net assets at end of year
  (in 000's)                $605,222    $351,753    $306,900    $308,660    $359,974




(a)  Less than one cent per share.
(b) Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                            M-63

MAINSTAY VP COMMON STOCK PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                     AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      FIVE         TEN
TOTAL RETURNS                YEAR    YEARS(1)    YEARS(1)
---------------------------------------------------------
After Portfolio operating
  expenses                   5.14%     13.07%      6.32%




                                            (After Portfolio operating expenses)

                             MAINSTAY VP
                            COMMON STOCK    RUSSELL 1000    S&P 500
                              PORTFOLIO         INDEX        INDEX
                            ------------    ------------    -------
12/31/97                        10000           10000        10000
                                12659           12702        12858
                                16453           15359        15563
                                15903           14162        14146
                                13186           12399        12465
                                 9988            9714         9710
                                12622           12618        12495
                                13997           14057        13855
                                15076           14938        14536
                                17558           17248        16832
12/31/07                        18461           18243        17756






SERVICE CLASS(2)                                                 AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      FIVE         TEN
TOTAL RETURNS                YEAR    YEARS(1)    YEARS(1)
---------------------------------------------------------
After Portfolio operating
  expenses                   4.88%     12.78%      6.06%




                                            (After Portfolio operating expenses)

                          MAINSTAY VP
                         COMMON STOCK    RUSSELL 1000    S&P 500
                           PORTFOLIO         INDEX        INDEX
                         ------------    ------------    -------
12/31/97                     10000           10000        10000
                             12629           12702        12858
                             16376           15359        15563
                             15792           14162        14146
                             13061           12399        12465
                              9868            9714         9710
                             12440           12618        12495
                             13762           14057        13855
                             14779           14938        14536
                             17170           17248        16832
12/31/07                     18008           18243        17756







 BENCHMARK PERFORMANCE     ONE              FIVE     TEN
                          YEAR             YEARS    YEARS
---------------------------------------------------------
S&P 500(R) Index*         5.49%            12.83%    5.91%
Russell 1000(R) Index*    5.77             13.43     6.20



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 13.04% and 6.31% for Initial Class shares and 12.77% and 6.05% for Service Class shares for the five-year and ten-year periods, respectively.


2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from 1/1/98 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.



M-64    MainStay VP Common Stock Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP COMMON STOCK PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)
INITIAL CLASS                  $1,000.00        $977.50         $2.49          $1,022.50         $2.55
--------------------------------------------------------------------------------------------------------

SERVICE CLASS                  $1,000.00        $976.25         $3.74          $1,021.25         $3.82
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.50% for Initial Class and 0.75% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).


                                                   www.mainstayfunds.com    M-65

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   98.9%
Short-Term Investment (collateral from
  securities lending is 1.7%)                    1.7*
Investment Company                               0.9
Liabilities in Excess of Cash and Other
  Assets                                        (1.5)





* Includes 1.7% of Short-Term Investment Company Securities.

See Portfolio of Investments on page M-69 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)



             1.  ExxonMobil Corp.
             2.  Microsoft Corp.
             3.  Procter & Gamble Co. (The)
             4.  General Electric Co.
             5.  Pfizer, Inc.
             6.  ConocoPhillips
             7.  International Business Machines Corp.
             8.  Verizon Communications, Inc.
             9.  Intel Corp.
            10.  JPMorgan Chase & Co.







M-66    MainStay VP Common Stock Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS HARVEY FRAM, CFA, AND MIGENE KIM, CFA, OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC.

HOW DID MAINSTAY VP COMMON STOCK PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007, MainStay VP Common Stock Portfolio returned 5.14% for Initial Class shares and 4.88% for Service Class shares. Both share classes underperformed the 5.78% return of the average Lipper* Variable Products Large-Cap Core Portfolio and the 5.49% return of the S&P 500(R) Index* for the 12 months ended December 31, 2007. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WERE THERE ANY CHANGES IN THE PORTFOLIO'S MANAGEMENT DURING THE REPORTING
PERIOD?

Yes. Migene Kim, CFA, who has been a part of the management team for MainStay VP Common Stock Portfolio since 2007, became a portfolio manager of the Portfolio effective December 14, 2007.

WHAT ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2007?

The Portfolio's relative performance for the year was significantly influenced by the subprime-mortgage crisis and the rising cost of commodities. The Portfolio benefited from stock selection in the financials and consumer discretionary sectors and from an overweight position in the energy sector. The major detractor from performance was the information technology sector, primarily because of underweight positions in Apple and Google.

WHICH SECTORS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS WERE THE WEAKEST CONTRIBUTORS?

The sectors that made the greatest positive contributions to the Portfolio's relative performance were financials, energy and consumer discretionary. The sectors that detracted most from the Portfolio's performance were information technology, industrials and consumer staples.

WHICH STOCKS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE DURING 2007 AND WHICH STOCKS WERE THE GREATEST DETRACTORS?

ExxonMobil, Freeport-McMoRan Copper & Gold and National Oilwell Varco were among the strongest positive contributors to the Portfolio's absolute performance during 2007. All of these stocks benefited from the strength of their respective commodity markets.

Although stock selection in the financials sector had a positive impact on relative performance, the stocks that detracted the most from the Portfolio's absolute performance during 2007 were Citigroup, Merrill Lynch and Capital One Financial. All of these financial stocks suffered from exposure to subprime mortgages.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE YEAR?

During the year, we bought stocks such as ConocoPhillips, an integrated oil & gas company, because of their relatively low valuation in a period when energy prices were continuing to climb. We also bought Caterpillar--a construction, farm equipment and heavy trucking company--because of its exposure to an increasingly strong agricultural sector.

In 2007, we sold a great deal of the Portfolio's position in Citigroup when the stock suffered from exposure to the subprime-mortgage crisis. We also sold most of the Portfolio's position in Cisco Systems when the shares became less attractive than other communications equipment industry stocks, such as Juniper Networks.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S SECTOR WEIGHTINGS RELATIVE TO THE BENCHMARK DURING 2007?

We increased the Portfolio's weight relative to the S&P 500(R) Index in the energy and industrials sectors. We monitored the upward trend in energy prices and increased the Portfolio's investments in energy stocks. Among industrial stocks, we increased exposure to aerospace & defense names and to holdings that we

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

                                                   www.mainstayfunds.com    M-67
felt might benefit from continued strength in agriculture.

We decreased the Portfolio's exposure to the consumer staples, consumer discretionary and financials sectors. Continued fallout from the subprime-mortgage crisis, a weak housing market and higher energy costs suggested that these stocks were expensive relative to their earnings prospects.

WERE THERE SPECIFIC STOCKS IN WHICH THE PORTFOLIO WAS OVERWEIGHT OR UNDERWEIGHT AT THE END OF 2007?

As of December 31, 2007, the Portfolio held overweight positions in Freeport-McMoRan Copper & Gold and Occidental Petroleum, two stocks that benefited from rising commodity prices during the year. At the end of 2007, the Portfolio was underweight Wachovia and Comcast. Wachovia's earnings and stock price were severely hurt by the subprime-mortgage crisis, and Comcast shares fell on stronger-than-anticipated competition in the company's core cable TV business.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP COMMON STOCK PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.


M-68    MainStay VP Common Stock Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2007




                                  SHARES            VALUE
COMMON STOCKS (98.9%)+
---------------------------------------------------------

AEROSPACE & DEFENSE (3.2%)
Boeing Co. (The)                 130,819   $   11,441,430
Goodrich Corp. (a)                21,583        1,523,976
Honeywell International,
  Inc.                            85,834        5,284,799
L-3 Communications Holdings,
  Inc.                            22,637        2,398,164
Lockheed Martin Corp.             89,307        9,400,455
Northrop Grumman Corp.            10,426          819,901
Raytheon Co.                      33,837        2,053,906
                                           --------------
                                               32,922,631
                                           --------------

AIR FREIGHT & LOGISTICS (0.8%)
FedEx Corp.                       89,856        8,012,460
                                           --------------


AIRLINES (0.3%)
Southwest Airlines Co.           289,656        3,533,803
                                           --------------


AUTO COMPONENTS (0.3%)
BorgWarner, Inc.                  29,682        1,436,906
Johnson Controls, Inc.            55,357        1,995,066
Lear Corp. (b)                     2,963           81,957
                                           --------------
                                                3,513,929
                                           --------------

BEVERAGES (1.6%)
Coca-Cola Co. (The)               62,676        3,846,426
Coca-Cola Enterprises, Inc.      110,926        2,887,404
Constellation Brands, Inc.
  Class A (b)                      8,477          200,396
Pepsi Bottling Group, Inc.
  (The)                           53,977        2,129,932
PepsiCo, Inc.                     90,701        6,884,206
                                           --------------
                                               15,948,364
                                           --------------

BIOTECHNOLOGY (0.5%)
Amgen, Inc. (b)                    3,747          174,011
Biogen Idec, Inc. (b)             69,681        3,966,243
Cephalon, Inc. (a)(b)             10,026          719,466
                                           --------------
                                                4,859,720
                                           --------------

BUILDING PRODUCTS (0.3%)
Masco Corp.                      125,262        2,706,912
Trane, Inc.                        1,693           79,080
                                           --------------
                                                2,785,992
                                           --------------

CAPITAL MARKETS (4.8%)
American Capital Strategies,
  Ltd.                             8,889          292,981
Ameriprise Financial, Inc.        91,514        5,043,337
Bank of New York Mellon
  Corp. (The)                    233,757       11,397,991
Charles Schwab Corp. (The)       357,615        9,137,063
Goldman Sachs Group, Inc.
  (The)                            1,689          363,219
Janus Capital Group, Inc.         39,427        1,295,177
Legg Mason, Inc.                  19,102        1,397,311
Merrill Lynch & Co., Inc.         49,123        2,636,923
Morgan Stanley (a)               193,982       10,302,384
Northern Trust Corp.              74,072        5,672,434
State Street Corp.                 9,695          787,234
Waddell & Reed Financial,
  Inc. Class A (a)                 5,747          207,409
                                           --------------
                                               48,533,463
                                           --------------

CHEMICALS (1.6%)
Albemarle Corp.                      177            7,301
Ashland, Inc.                     10,700          507,501
Cabot Corp.                        2,007           66,913
CF Industries Holdings, Inc.      10,577        1,164,105
Dow Chemical Co. (The)           110,795        4,367,539
Eastman Chemical Co.              16,531        1,009,879
Hercules, Inc.                        72            1,393
Lubrizol Corp. (The)              21,474        1,163,032
Monsanto Co.                      54,882        6,129,771
Terra Industries, Inc. (b)        36,444        1,740,565
                                           --------------
                                               16,157,999
                                           --------------

COMMERCIAL BANKS (0.6%)
City National Corp.                2,662          158,522
Cullen/Frost Bankers, Inc.        10,604          537,199
GB&T Bancshares, Inc.                794            7,432
KeyCorp                           10,375          243,294
PNC Financial Services
  Group, Inc.                      8,109          532,356
SunTrust Banks, Inc.              29,883        1,867,389
Wachovia Corp.                    12,994          494,162
Wells Fargo & Co.                 73,831        2,228,958
                                           --------------
                                                6,069,312
                                           --------------

COMMERCIAL SERVICES & SUPPLIES (0.7%)
Allied Waste Industries,
  Inc. (b)                       110,175        1,214,129
Brink's Co. (The)                  5,794          346,134
ChoicePoint, Inc. (b)             14,259          519,313
Dun & Bradstreet Corp. (The)       9,750          864,143
Manpower, Inc.                     9,518          541,574
Robert Half International,
  Inc.                            49,672        1,343,131
Waste Management, Inc.            58,577        1,913,711
                                           --------------
                                                6,742,135
                                           --------------

COMMUNICATIONS EQUIPMENT (1.5%)
Cisco Systems, Inc. (b)          270,166        7,313,394
Juniper Networks, Inc. (b)       179,996        5,975,867
QUALCOMM, Inc.                    38,073        1,498,173
Tellabs, Inc. (b)                  9,943           65,027
                                           --------------
                                               14,852,461
                                           --------------


 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                            M-69


                                  SHARES            VALUE
COMMON STOCKS (CONTINUED)
COMPUTERS & PERIPHERALS (5.9%)
Apple, Inc. (b)                   39,351   $    7,794,646
Dell, Inc. (b)                   149,688        3,668,853
EMC Corp. (b)                    463,172        8,582,577
Hewlett-Packard Co.              279,236       14,095,833
 vInternational Business
  Machines Corp.                 166,059       17,950,978
Lexmark International, Inc.
  Class A (b)                     35,636        1,242,271
Network Appliance, Inc.
  (a)(b)                         138,906        3,467,094
QLogic Corp. (b)                  41,381          587,610
SanDisk Corp. (b)                     75            2,488
Sun Microsystems, Inc.
  (a)(b)                          42,396          768,639
Western Digital Corp. (b)         68,320        2,063,947
                                           --------------
                                               60,224,936
                                           --------------

CONSTRUCTION & ENGINEERING (0.6%)
Fluor Corp.                       34,525        5,030,983
KBR, Inc. (b)                     37,794        1,466,407
                                           --------------
                                                6,497,390
                                           --------------

CONSUMER FINANCE (1.4%)
American Express Co.              96,542        5,022,115
Capital One Financial Corp.      145,412        6,872,171
Discover Financial Services
  (a)                            188,233        2,838,554
                                           --------------
                                               14,732,840
                                           --------------

CONTAINERS & PACKAGING (0.3%)
Ball Corp.                        24,225        1,090,125
Bemis Co., Inc. (a)                5,114          140,021
Packaging Corp. of America         2,636           74,335
Pactiv Corp. (b)                  50,865        1,354,535
Sonoco Products Co.                3,059           99,968
                                           --------------
                                                2,758,984
                                           --------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group, Inc. Class A
  (b)                             16,884        1,184,413
Sotheby's Holdings, Inc.
  Class A (a)                      7,454          283,997
                                           --------------
                                                1,468,410
                                           --------------

DIVERSIFIED FINANCIAL SERVICES (3.5%)
Bank of America Corp.            203,358        8,390,551
Citigroup, Inc.                  408,289       12,020,028
 vJPMorgan Chase & Co.           339,375       14,813,719
                                           --------------
                                               35,224,298
                                           --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.0%)
AT&T, Inc.                       311,726       12,955,333
CenturyTel, Inc. (a)              19,432          805,651
Qwest Communications
  International, Inc. (a)(b)      44,257          310,242
 vVerizon Communications,
  Inc.                           378,001       16,514,864
                                           --------------
                                               30,586,090
                                           --------------

ELECTRIC UTILITIES (0.8%)
Edison International             126,952        6,775,428
Entergy Corp.                     15,138        1,809,294
                                           --------------
                                                8,584,722
                                           --------------

ELECTRICAL EQUIPMENT (0.1%)
Thomas & Betts Corp. (b)          15,711          770,467
                                           --------------


ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
Arrow Electronics, Inc. (b)       38,248        1,502,381
Avnet, Inc. (b)                   36,854        1,288,784
Molex, Inc.                       35,142          959,377
Tyco Electronics, Ltd.           148,673        5,520,229
                                           --------------
                                                9,270,771
                                           --------------

ENERGY EQUIPMENT & SERVICES (2.9%)
ENSCO International, Inc.         57,354        3,419,445
Grant Prideco, Inc. (b)            5,464          303,307
Halliburton Co.                  119,441        4,528,008
Helmerich & Payne, Inc.            4,087          163,766
Nabors Industries, Ltd. (b)       26,868          735,915
National Oilwell Varco, Inc.
  (b)                             86,422        6,348,560
Patterson-UTI Energy, Inc.        48,740          951,405
Pride International, Inc.
  (b)                             51,619        1,749,884
Schlumberger, Ltd.                25,270        2,485,810
Tidewater, Inc.                   13,015          714,003
Transocean, Inc.                  55,897        8,001,656
                                           --------------
                                               29,401,759
                                           --------------

FOOD & STAPLES RETAILING (0.3%)
Costco Wholesale Corp.             7,965          555,638
Kroger Co. (The)                  11,033          294,691
Safeway, Inc.                        434           14,847
Wal-Mart Stores, Inc.             40,506        1,925,250
                                           --------------
                                                2,790,426
                                           --------------

FOOD PRODUCTS (0.8%)
ConAgra Foods, Inc.               23,773          565,560
Corn Products International,
  Inc.                            17,238          633,497
General Mills, Inc.               96,727        5,513,439
J.M. Smucker Co. (The)                10              514
Kellogg Co.                        1,834           96,157
Kraft Foods, Inc. Class A         19,888          648,945
Tyson Foods, Inc. Class A         70,975        1,088,047
                                           --------------
                                                8,546,159
                                           --------------

GAS UTILITIES (0.1%)
AGL Resources, Inc.                6,378          240,068
ONEOK, Inc.                       24,003        1,074,614
                                           --------------
                                                1,314,682
                                           --------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.2%)
Baxter International, Inc.        62,919        3,652,448
Covidien, Ltd.                    35,296        1,563,260


M-70    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                  SHARES            VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
DENTSPLY International, Inc.      39,967   $    1,799,314
Edwards Lifesciences Corp.
  (b)                             13,159          605,182
Medtronic, Inc.                   94,235        4,737,193
                                           --------------
                                               12,357,397
                                           --------------

HEALTH CARE PROVIDERS & SERVICES (5.3%)
Aetna, Inc.                      161,269        9,310,059
AmerisourceBergen Corp.           69,018        3,096,838
Cardinal Health, Inc.                731           42,215
Coventry Health Care, Inc.
  (b)                             59,173        3,506,000
Health Net, Inc. (b)              34,457        1,664,273
Humana, Inc. (b)                  65,684        4,946,662
Lincare Holdings, Inc. (b)        16,261          571,737
McKesson Corp.                   115,102        7,540,332
Medco Health Solutions, Inc.
  (b)                             65,566        6,648,392
Patterson Cos., Inc. (b)           7,113          241,486
UnitedHealth Group, Inc.         225,776       13,140,163
WellCare Health Plans, Inc.
  (a)(b)                           4,440          188,300
WellPoint, Inc. (b)               28,507        2,500,919
                                           --------------
                                               53,397,376
                                           --------------

HOTELS, RESTAURANTS & LEISURE (0.7%)
Brinker International, Inc.       15,792          308,892
Darden Restaurants, Inc.          41,020        1,136,664
Harrah's Entertainment, Inc.      10,914          968,618
McDonald's Corp.                  58,543        3,448,768
Wendy's International, Inc.       29,736          768,378
                                           --------------
                                                6,631,320
                                           --------------

HOUSEHOLD DURABLES (0.7%)
Black & Decker Corp.              22,141        1,542,121
Centex Corp. (a)                  26,392          666,662
D.R. Horton, Inc. (a)             39,536          520,689
KB Home (a)                       10,004          216,086
Leggett & Platt, Inc.             34,234          597,041
Lennar Corp. Class A (a)          53,814          962,732
Newell Rubbermaid, Inc.           84,351        2,183,004
NVR, Inc. (a)(b)                     620          324,880
Pulte Homes, Inc.                 20,504          216,112
                                           --------------
                                                7,229,327
                                           --------------

HOUSEHOLD PRODUCTS (3.3%)
Clorox Co. (The)                  14,843          967,318
Energizer Holdings, Inc. (b)       1,087          121,885
Kimberly-Clark Corp.             107,441        7,449,959
 vProcter & Gamble Co. (The)     336,289       24,690,338
                                           --------------
                                               33,229,500
                                           --------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.5%)
AES Corp. (The) (b)              252,386        5,398,537
                                           --------------


INDUSTRIAL CONGLOMERATES (3.1%)
 vGeneral Electric Co.           627,141       23,248,117
Teleflex, Inc.                     7,503          472,764
Tyco International, Ltd.         192,898        7,648,406
                                           --------------
                                               31,369,287
                                           --------------

INSURANCE (7.8%)
ACE, Ltd.                        128,051        7,910,991
Aflac, Inc.                      150,522        9,427,190
Allstate Corp. (The)             151,799        7,928,462
American International
  Group, Inc.                     90,452        5,273,352
Aon Corp.                         55,957        2,668,589
Arthur J. Gallagher & Co.          3,766           91,100
Assurant, Inc.                    18,609        1,244,942
First American Corp.               7,459          254,501
Genworth Financial, Inc.
  Class A                        109,192        2,778,936
Hartford Financial Services
  Group, Inc. (The)               35,890        3,129,249
HCC Insurance Holdings, Inc.      35,133        1,007,614
Lincoln National Corp.            97,070        5,651,415
Loews Corp.                       73,825        3,716,351
MetLife, Inc.                      1,760          108,451
Old Republic International
  Corp.                           42,645          657,159
Principal Financial Group,
  Inc. (a)                        99,008        6,815,711
Prudential Financial, Inc.        93,076        8,659,791
SAFECO Corp.                         504           28,063
Travelers Cos., Inc. (The)       111,653        6,006,931
Unum Group                        28,209          671,092
W.R. Berkley Corp.                51,414        1,532,651
XL Capital, Ltd. Class A          70,861        3,565,017
                                           --------------
                                               79,127,558
                                           --------------

INTERNET & CATALOG RETAIL (0.4%)
Amazon.com, Inc. (b)               1,980          183,427
Expedia, Inc. (b)                 59,292        1,874,813
IAC/InterActiveCorp. (b)          75,529        2,033,241
                                           --------------
                                                4,091,481
                                           --------------

INTERNET SOFTWARE & SERVICES (1.3%)
eBay, Inc. (b)                   175,473        5,823,949
Google, Inc. Class A (b)           8,718        6,028,323
VeriSign, Inc. (b)                31,508        1,185,016
                                           --------------
                                               13,037,288
                                           --------------

IT SERVICES (1.0%)
Affiliated Computer
  Services, Inc. Class A (b)      28,599        1,289,815
Computer Sciences Corp. (b)       67,816        3,354,858
Convergys Corp. (b)               25,955          427,219
DST Systems, Inc. (b)              8,022          662,216
Electronic Data Systems
  Corp.                          198,482        4,114,532
Fiserv, Inc. (b)                   9,011          500,020
                                           --------------
                                               10,348,660
                                           --------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                            M-71


                                  SHARES            VALUE
COMMON STOCKS (CONTINUED)
LEISURE EQUIPMENT & PRODUCTS (0.1%)
Brunswick Corp.                       29   $          494
Eastman Kodak Co. (a)             14,002          306,224
Hasbro, Inc.                      47,053        1,203,616
Mattel, Inc.                          88            1,676
                                           --------------
                                                1,512,010
                                           --------------

LIFE SCIENCES TOOLS & SERVICES (0.2%)
Applera Corp.-Applied
  BioSystems Group                 8,238          279,433
Invitrogen Corp. (b)              14,400        1,345,104
Ventana Medical Systems,
  Inc. (a)(b)                      1,189          103,716
                                           --------------
                                                1,728,253
                                           --------------

MACHINERY (1.9%)
AGCO Corp. (a)(b)                 28,455        1,934,371
Caterpillar, Inc.                139,695       10,136,269
Cummins, Inc. (a)                 10,755        1,369,864
Deere & Co.                       42,220        3,931,526
Joy Global, Inc.                   4,291          282,434
Kennametal, Inc.                      38            1,439
Oshkosh Truck Corp.                2,772          131,005
Parker Hannifin Corp.             14,444        1,087,778
SPX Corp.                          2,180          224,213
Timken Co. (The)                      47            1,544
                                           --------------
                                               19,100,443
                                           --------------

MEDIA (3.2%)
CBS Corp. Class B                119,978        3,269,401
Clear Channel
  Communications, Inc.            15,003          517,904
DIRECTV Group, Inc. (The)
  (b)                            218,119        5,042,911
McGraw-Hill Cos., Inc. (The)
  (a)                             23,826        1,043,817
Omnicom Group, Inc.              114,399        5,437,384
Time Warner, Inc.                304,209        5,022,491
Viacom, Inc. Class B (b)         161,795        7,106,036
Walt Disney Co. (The)            171,891        5,548,641
                                           --------------
                                               32,988,585
                                           --------------

METALS & MINING (1.2%)
Freeport-McMoRan Copper &
  Gold, Inc. Class B              94,636        9,694,512
Nucor Corp.                       12,839          760,326
United States Steel Corp.         11,986        1,449,227
                                           --------------
                                               11,904,065
                                           --------------

MULTILINE RETAIL (0.4%)
Big Lots, Inc. (a)(b)             34,426          550,472
Dollar Tree Stores, Inc. (b)      26,200          679,104
Family Dollar Stores, Inc.
  (a)                             56,452        1,085,572
Macy's, Inc.                      59,439        1,537,687
                                           --------------
                                                3,852,835
                                           --------------

MULTI-UTILITIES (0.7%)
Dominion Resources, Inc.          11,914          565,319
PG&E Corp.                        46,003        1,982,269
Public Service Enterprise
  Group, Inc.                      7,919          777,963
Sempra Energy                     54,026        3,343,129
                                           --------------
                                                6,668,680
                                           --------------

OFFICE ELECTRONICS (0.2%)
Xerox Corp. (a)                  129,271        2,092,897
                                           --------------


OIL, GAS & CONSUMABLE FUELS (11.4%)
Apache Corp.                      34,347        3,693,676
Chesapeake Energy Corp.          142,467        5,584,706
Chevron Corp.                    110,310       10,295,232
Cimarex Energy Co.                25,602        1,088,853
 vConocoPhillips                 205,843       18,175,937
Devon Energy Corp.               105,799        9,406,589
 vExxonMobil Corp.               394,406       36,951,898
Frontier Oil Corp.                18,527          751,826
Hess Corp.                        35,208        3,551,079
Marathon Oil Corp.                   789           48,019
Noble Energy, Inc.                21,854        1,737,830
Occidental Petroleum Corp.       161,164       12,408,016
Sunoco, Inc.                      17,191        1,245,316
Tesoro Corp.                      32,635        1,556,690
Valero Energy Corp.              139,581        9,774,857
                                           --------------
                                              116,270,524
                                           --------------

PERSONAL PRODUCTS (0.1%)
Estee Lauder Cos., Inc.
  (The) Class A                   14,119          615,730
                                           --------------


PHARMACEUTICALS (3.5%)
Abbott Laboratories                2,786          156,434
Endo Pharmaceuticals
  Holdings, Inc. (b)              41,908        1,117,686
Forest Laboratories, Inc.
  (b)                             25,140          916,353
Johnson & Johnson                131,079        8,742,969
King Pharmaceuticals, Inc.
  (b)                             94,651          969,226
Merck & Co., Inc.                 49,909        2,900,212
Perrigo Co.                        3,058          107,061
 vPfizer, Inc.                   818,578       18,606,278
Sepracor, Inc. (b)                 6,414          168,368
Watson Pharmaceuticals, Inc.
  (b)                             39,974        1,084,894
Wyeth                             11,339          501,070
                                           --------------
                                               35,270,551
                                           --------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
Jones Lang LaSalle, Inc. (a)      10,064          716,154
                                           --------------

ROAD & RAIL (0.2%)
CSX Corp.                         21,586          949,352
Norfolk Southern Corp.               495           24,968
Ryder System, Inc. (a)            23,055        1,083,816
                                           --------------
                                                2,058,136
                                           --------------



M-72    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                  SHARES            VALUE
COMMON STOCKS (CONTINUED)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.9%)
Analog Devices, Inc.             111,982   $    3,549,829
Applied Materials, Inc.          426,469        7,574,089
 vIntel Corp.                    585,454       15,608,204
KLA-Tencor Corp.                  13,759          662,633
Lam Research Corp. (b)            23,649        1,022,346
Micron Technology, Inc. (b)       37,222          269,860
National Semiconductor Corp.      45,928        1,039,810
Novellus Systems, Inc. (b)        47,217        1,301,773
NVIDIA Corp. (b)                  87,725        2,984,405
Teradyne, Inc. (b)                36,323          375,580
Texas Instruments, Inc.          153,285        5,119,719
                                           --------------
                                               39,508,248
                                           --------------

SOFTWARE (3.8%)
Autodesk, Inc. (b)                11,725          583,436
BMC Software, Inc. (b)            78,226        2,787,975
CA, Inc.                          70,275        1,753,361
Compuware Corp. (b)               20,309          180,344
Intuit, Inc. (b)                  10,324          326,342
 vMicrosoft Corp.                717,925       25,558,130
Novell, Inc. (b)                 136,090          934,938
Oracle Corp. (b)                   2,308           52,115
Symantec Corp. (b)               347,812        5,613,686
Synopsys, Inc. (b)                45,055        1,168,276
                                           --------------
                                               38,958,603
                                           --------------

SPECIALTY RETAIL (3.5%)
American Eagle Outfitters,
  Inc. (a)                        30,513          633,755
AutoZone, Inc. (b)                17,863        2,141,952
Best Buy Co., Inc.               126,558        6,663,279
GameStop Corp. Class A (b)         6,363          395,206
Gap, Inc. (The)                  184,071        3,917,031
Home Depot, Inc. (The)           349,613        9,418,574
Lowe's Cos., Inc.                214,581        4,853,822
RadioShack Corp. (a)              53,218          897,255
Sherwin-Williams Co. (The)
  (a)                             42,005        2,437,970
TJX Cos., Inc.                   140,678        4,041,679
                                           --------------
                                               35,400,523
                                           --------------

TEXTILES, APPAREL & LUXURY GOODS (0.6%)
Hanesbrands, Inc. (b)              3,857          104,795
Liz Claiborne, Inc. (a)            9,350          190,273
NIKE, Inc. Class B                72,209        4,638,706
Polo Ralph Lauren Corp.           23,352        1,442,920
                                           --------------
                                                6,376,694
                                           --------------

TOBACCO (0.9%)
Altria Group, Inc.                91,058        6,882,164
Reynolds American, Inc. (a)       33,952        2,239,474
                                           --------------
                                                9,121,638
                                           --------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Sprint Nextel Corp.              499,422        6,557,411
Telephone and Data Systems,
  Inc.                            33,044        2,068,554
                                           --------------
                                                8,625,965
                                           --------------
Total Common Stocks
  (Cost $948,910,822)                       1,005,092,468
                                           --------------



INVESTMENT COMPANY (0.9%)
---------------------------------------------------------

S&P 500 Index--SPDR Trust
  Series 1 (c)                    57,774        8,449,448
                                           --------------
Total Investment Company
  (Cost $8,478,680)                             8,449,448
                                           --------------

SHORT-TERM INVESTMENT (1.7%)
---------------------------------------------------------

INVESTMENT COMPANY (1.7%)
State Street Navigator
  Securities Lending
  Prime Portfolio (d)         17,521,506       17,521,506
                                           --------------
Total Short-Term Investment
  (Cost $17,521,506)                           17,521,506
                                           --------------
Total Investments
  (Cost $974,911,008) (e)          101.5%   1,031,063,422
Liabilities in Excess of
  Cash and Other Assets             (1.5)     (14,866,051)
                              ----------   --------------
Net Assets                         100.0%  $1,016,197,371
                              ==========   ==============





(a)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $16,868,014; cash collateral of
     $17,521,506 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)  Non-income producing security.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(e)  At December 31, 2007, cost is
     $984,408,328 for federal income tax
     purposes and net unrealized appreciation is as follows:



    Gross unrealized appreciation    $105,834,289
    Gross unrealized depreciation     (59,179,195)
                                     ------------
    Net unrealized appreciation      $ 46,655,094
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                            M-73

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in securities, at value
  (identified cost
  $974,911,008) including
  $16,868,014 market
  value of securities loaned        $1,031,063,422
Cash                                     2,301,977
Receivables:
  Investment securities sold            22,909,463
  Fund shares sold                       1,364,603
  Dividends and interest                 1,127,270
Other assets                                 1,856
                                    --------------
     Total assets                    1,058,768,591
                                    --------------

LIABILITIES:
Securities lending collateral           17,521,506
Payables:
  Investment securities purchased       24,253,247
  Adviser (See Note 3)                     217,016
  Administrator (See Note 3)               173,613
  Fund shares redeemed                     171,744
  Shareholder communication                144,307
  Professional fees                         40,421
  Custodian                                 28,956
  NYLIFE Distributors (See Note 3)          17,649
  Directors                                    510
Accrued expenses                             2,251
                                    --------------
     Total liabilities                  42,571,220
                                    --------------
Net assets                          $1,016,197,371
                                    ==============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                        $      430,814
Additional paid-in capital             838,670,652
                                    --------------
                                       839,101,466
Accumulated undistributed net
  investment income                     12,843,277
Accumulated undistributed net
  realized gain on investments         108,100,214
Net unrealized appreciation on
  investments                           56,152,414
                                    --------------
Net assets                          $1,016,197,371
                                    ==============
INITIAL CLASS
Net assets applicable to
  outstanding shares                $  932,918,417
                                    ==============
Shares of capital stock
  outstanding                           39,534,193
                                    ==============
Net asset value per share
  outstanding                       $        23.60
                                    ==============
SERVICE CLASS
Net assets applicable to
  outstanding shares                $   83,278,954
                                    ==============
Shares of capital stock
  outstanding                            3,547,183
                                    ==============
Net asset value per share
  outstanding                       $        23.48
                                    ==============







M-74    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Dividends                           $ 18,200,441
  Income from securities
     loaned--net                            73,301
  Interest                                  52,160
                                      ------------
     Total income                       18,325,902
                                      ------------
EXPENSES:
  Advisory (See Note 3)                  2,605,117
  Administration (See Note 3)            2,084,094
  Shareholder communication                214,166
  Distribution and service--Service
     Class (See Note 3)                    189,245
  Professional fees                        114,756
  Custodian                                 83,828
  Directors                                 56,490
  Miscellaneous                             35,732
                                      ------------
     Total expenses                      5,383,428
                                      ------------
Net investment income                   12,942,474
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments       116,430,328
Net change in unrealized
  appreciation on investments          (76,724,663)
                                      ------------
Net realized and unrealized gain on
  investments                           39,705,665
                                      ------------
Net increase in net assets
  resulting from operations           $ 52,648,139
                                      ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                            M-75

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006



                                                     2007               2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income                     $   12,942,474     $   12,699,321
 Net realized gain on investments             116,430,328         73,415,555
 Net change in unrealized appreciation
  on investments                              (76,724,663)        60,164,819
                                           ---------------------------------
 Net increase in net assets resulting
  from operations                              52,648,139        146,279,695
                                           ---------------------------------
Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                             (11,714,614)        (5,180,449)
    Service Class                                (881,846)          (257,581)
                                           ---------------------------------
                                              (12,596,460)        (5,438,030)
                                           ---------------------------------
 From net realized gain on investments:
    Initial Class                             (69,747,453)       (20,476,722)
    Service Class                              (6,069,433)        (1,408,786)
                                           ---------------------------------
                                              (75,816,886)       (21,885,508)
                                           ---------------------------------
 Total dividends and distributions to
  shareholders                                (88,413,346)       (27,323,538)
                                           ---------------------------------

Capital share transactions:
 Net proceeds from sale of shares              95,134,408        121,425,386
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions                  88,413,346         27,323,538
 Cost of shares redeemed                     (147,383,511)      (162,326,309)
                                           ---------------------------------
    Increase (decrease) in net assets
     derived from capital share
     transactions                              36,164,243        (13,577,385)
                                           ---------------------------------
    Net increase in net assets                    399,036        105,378,772

NET ASSETS:
Beginning of year                           1,015,798,335        910,419,563
                                           ---------------------------------
End of year                                $1,016,197,371     $1,015,798,335
                                           =================================
Accumulated undistributed net investment
 income at end of year                     $   12,843,277     $   12,600,818
                                           =================================








M-76    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                            M-77

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                            --------------------------------------------------------



                                             YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------

                              2007        2006        2005        2004        2003

Net asset value at
  beginning of period       $  24.51    $  21.62    $  20.52    $  18.75    $  14.98
                            --------    --------    --------    --------    --------
Net investment income           0.32(b)     0.31(b)     0.33(b)     0.28(c)     0.17(b)
Net realized and
  unrealized gain on
  investments                   1.01        3.26        1.25        1.77        3.78
                            --------    --------    --------    --------    --------
Total from investment
  operations                    1.33        3.57        1.58        2.05        3.95
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.32)      (0.14)      (0.22)      (0.28)      (0.18)
  From net realized gain
     on investments            (1.92)      (0.54)      (0.26)         --          --
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (2.24)      (0.68)      (0.48)      (0.28)      (0.18)
                            --------    --------    --------    --------    --------
Net asset value at end of
  period                    $  23.60    $  24.51    $  21.62    $  20.52    $  18.75
                            ========    ========    ========    ========    ========
Total investment return         5.14%      16.47%       7.70%(d)   10.90%      26.37%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         1.26%       1.35%       1.58%       1.44%(c)    1.05%
  Net expenses                  0.50%       0.52%       0.30%       0.53%       0.52%
  Expenses (before
     reimbursement)             0.50%       0.52%       0.50%       0.53%       0.52%
Portfolio turnover rate          105%         90%         83%        151%         72%
Net assets at end of
  period (in 000's)         $932,918    $950,660    $863,109    $923,660    $864,373




(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.27%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid
     $3.00 per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.49% and 7.22% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.





M-78    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            SERVICE CLASS
      --------------------------------------------------------
                                                     JUNE 5,
                                                     2003(a)
                                                     THROUGH
               YEAR ENDED DECEMBER 31,            DECEMBER 31,
      --------------------------------------------------------

        2007       2006       2005       2004         2003

      $ 24.41    $ 21.56    $ 20.49    $ 18.74       $ 16.45
      -------    -------    -------    -------       -------
         0.25(b)    0.25(b)    0.28(b)    0.24(c)       0.07(b)
         1.02       3.24       1.23       1.75          2.38
      -------    -------    -------    -------       -------
         1.27       3.49       1.51       1.99          2.45
      -------    -------    -------    -------       -------

        (0.28)     (0.10)     (0.18)     (0.24)        (0.16)
        (1.92)     (0.54)     (0.26)        --            --
      -------    -------    -------    -------       -------
        (2.20)     (0.64)     (0.44)     (0.24)        (0.16)
      -------    -------    -------    -------       -------
      $ 23.48    $ 24.41    $ 21.56    $ 20.49       $ 18.74
      =======    =======    =======    =======       =======
         4.88%     16.18%      7.39%(d)  10.62%        14.93%(e)

         1.01%      1.11%      1.33%      1.19%(c)      0.80%+(f)
         0.75%      0.77%      0.55%      0.78%         0.77%+
         0.75%      0.77%      0.75%      0.78%         0.77%+
          105%        90%        83%       151%           72%
      $83,279    $65,138    $47,311    $33,013       $10,146




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                            M-79

MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          SINCE
TOTAL RETURNS                                  YEAR        INCEPTION
--------------------------------------------------------------------
After Portfolio operating expenses             7.49%         8.36%




                                            (After Portfolio operating expenses)

                    MAINSTAY VP                                  LEHMAN BROTHERS
              CONSERVATIVE ALLOCATION    S&P 500    MSCI EAFE     AGGREGATE BOND    CONSERVATIVE ALLOCATION
                     PORTFOLIO            INDEX       INDEX           INDEX                BENCHMARK
              -----------------------    -------    ---------    ---------------    -----------------------
2/13/06                10000              10000       10000           10000                  10000
                       10820              11386       12152           10457                  10859
12/31/07               11631              12012       13509           11185                  11598






SERVICE CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          SINCE
TOTAL RETURNS                                  YEAR        INCEPTION
--------------------------------------------------------------------
After Portfolio operating expenses             7.23%         8.09%




                                            (After Portfolio operating expenses)

                    MAINSTAY VP                                  LEHMAN BROTHERS
              CONSERVATIVE ALLOCATION    S&P 500    MSCI EAFE     AGGREGATE BOND    CONSERVATIVE ALLOCATION
                     PORTFOLIO            INDEX       INDEX           INDEX                BENCHMARK
              -----------------------    -------    ---------    ---------------    -----------------------
2/13/06                10000              10000       10000           10000                  10000
                       10797              11386       12152           10457                  10859
12/31/07               11577              12012       13509           11185                  11598







BENCHMARK PERFORMANCE                         ONE          SINCE
                                             YEAR        INCEPTION
------------------------------------------------------------------
S&P 500(R) Index*                             5.49%        10.20%
Conservative Allocation Benchmark*            6.80          8.21
MSCI EAFE(R) Index*                          11.17         17.28
Lehman Brothers(R) Aggregate Bond Index*      6.97          6.11



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




M-80    MainStay VP Conservative Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)
INITIAL CLASS                  $1,000.00       $1,028.95        $0.46          $1,024.55         $0.46
--------------------------------------------------------------------------------------------------------

SERVICE CLASS                  $1,000.00       $1,027.60        $1.74          $1,023.30         $1.73
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.09% for Initial Class and 0.34% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). These net expenses do not include the expenses of the Underlying Portfolios/Funds in which the Portfolio invests.


                                                   www.mainstayfunds.com    M-81

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Fixed Income Funds                              60.0%
Equity Funds                                    39.9
Cash and Other Assets, Less Liabilities          0.1





See Portfolio of Investments on page M-85 for specific holdings within these categories.



M-82    MainStay VP Conservative Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER TONY H. ELAVIA OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC.

HOW DID MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007, MainStay VP Conservative Allocation Portfolio returned 7.49% for Initial Class shares and 7.23% for Service Class shares. Both share classes outperformed the 5.73% return of the average Lipper* Variable Products Mixed-Asset Target Allocation Conservative Portfolio, the 6.80% return of the Conservative Allocation Benchmark* and the 5.49% return of the S&P 500(R) Index* for the 12 months ended December 31, 2007. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2007?

We believe that the Portfolio's relative performance resulted primarily from the strong results of certain Underlying Portfolios, a bias toward growth-oriented Underlying Portfolios, and a tilt toward Underlying Portfolios that emphasized large-cap stocks rather than smaller-capitalization names.

HOW DID YOU POSITION THE PORTFOLIO IN 2007?

Throughout the year, the Portfolio was positioned to favor large-cap, growth-oriented stocks through its holdings in Underlying Portfolios. We believed that after several years of outperformance, small-cap stocks and value names had relative valuations that were decidedly skewed in relation to their historical norms. We anticipated a reversion in this trend, and during the second half of 2007, growth soundly outperformed value. Large-cap stocks generally outperformed small- and mid-cap stocks during the second half of the year as well.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S ALLOCATIONS DURING 2007?

The only noteworthy change was that we established--and later added to--a position in MainStay Growth Equity Fund as we sought to extend our bias toward growth-oriented stocks. The primary sources of fund-ing were through sales of holdings in MainStay VP S&P 500 Index Portfolio and MainStay VP Common Stock Portfolio. The change helped the Portfolio's relative performance when growth stocks began to outperform in the second half of 2007.

DURING 2007, WHICH PORTFOLIO HOLDINGS HAD THE HIGHEST TOTAL RETURNS AND WHICH HOLDINGS WERE PARTICULARLY WEAK?

The two best-performing Underlying Equity Portfolios in which the Portfolio invested were MainStay VP Large Cap Growth Portfolio and MainStay Growth Equity Fund. MainStay VP International Equity Portfolio and MainStay VP Common Stock Portfolio were the two lowest-returning Underlying Portfolios in which the Portfolio invested.

WHICH UNDERLYING EQUITY PORTFOLIOS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE DURING 2007 AND WHICH UNDERLYING EQUITY PORTFOLIOS DETRACTED THE MOST FROM THE PORTFOLIO'S PERFORMANCE?

MainStay VP Large Cap Growth Portfolio was the best-performing Underlying Portfolio and the largest equity position in the Portfolio during most of 2007, making it the most significant contributor to positive performance on both an absolute and relative basis. Positions in both MainStay ICAP Equity Fund and MainStay VP ICAP Select Equity Portfolio helped relative performance, since these Underlying Portfolios enjoyed excellent returns compared with those achieved by other value managers.

All of the Underlying Portfolios held by the Portfolio posted positive returns for 2007. The smallest positive contributions, however, came from MainStay VP International Equity Portfolio and MainStay VP S&P 500 Index Portfolio, both of which represented relatively small positions and earned comparatively low returns. The Portfolio sold its entire position in MainStay VP S&P 500 Index Portfolio in October 2007.

WHAT FACTORS INFLUENCED THE PERFORMANCE OF THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING 2007?

A strategic blend of Underlying Fixed-Income Portfolios was established at the Portfolio's inception and has been maintained ever since. Interest rates and corporate-bond spreads(1) experienced fairly substantial

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

1. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.


                                                   www.mainstayfunds.com    M-83
swings during 2007. Interest rates rose in the first part of the year on concerns about rebounding economic growth and rising inflationary pressures. Later in the year, interest rates declined in response to a summer liquidity crisis and Federal Reserve action to lower short-term interest rates. For the entire year, high-grade debt investments fared quite well. Returns were generally lower for securities with lower credit ratings.

WHICH UNDERLYING FIXED INCOME PORTFOLIOS WERE THE STRONGEST PERFORMERS FOR THE PORTFOLIO AND WHICH UNDERLYING FIXED INCOME PORTFOLIOS DETRACTED FROM PERFORMANCE?

MainStay VP Bond Portfolio was the Portfolio's best-performing Underlying Fixed-Income Portfolio in 2007. This Underlying Portfolio benefited from a "flight to quality," or a general movement toward higher-quality fixed-income securities, amid the turmoil in the mortgage market.

The Portfolio's worst-performing Underlying Fixed-Income Portfolio for the year was MainStay VP High Yield Corporate Bond Portfolio, which suffered as junk bonds struggled against mounting credit concerns, rising default expectations and sector-specific liquidity shortages.


MainStay VP Conservative Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds ("Underlying Portfolios"). The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix and related performance of the Underlying Portfolios. The Underlying Portfolios' performance may be lower than the performance of the asset class or classes the Underlying Portfolios were selected to represent. The Portfolio is indirectly subject to the investment risks of each Underlying Portfolio. Principal risks of the Underlying Portfolios are described below.

The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will directly bear the Portfolio's fees and expenses and will indirectly bear the fees and expenses charged by the Underlying Portfolios in which the Portfolio invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Portfolio may invest more than 25% of its assets in one Underlying Portfolio, which may significantly affect the Portfolio's net asset value.

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield securities carry higher risks, and some of the Underlying Portfolios' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have product lines that are more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Portfolios will generally rise.

- The Underlying Floating Rate Portfolio is generally considered to have speculative characteristics, including the risk of default on principal and interest and the risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- An investment in the Underlying Cash Management Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Underlying Cash Management Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in this Underlying Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Before making an investment in the Portfolio, you should consider all the risks associated with it.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.


M-84    MainStay VP Conservative Allocation Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2007




                                   SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES (99.9%)+
--------------------------------------------------------

EQUITY FUNDS (39.9%)
MainStay 130/30 International
  Fund Class I                     99,060   $    937,106
MainStay Growth Equity Fund
  Class I                         676,595      8,667,188
MainStay ICAP Equity Fund
  Class I                         306,350     12,734,951
MainStay ICAP International
  Fund Class I                    133,211      5,096,654
MainStay VP Common Stock
  Portfolio Initial Class         562,131     13,265,037
MainStay VP ICAP Select Equity
  Portfolio Initial Class (a)     894,602     12,717,658
MainStay VP International
  Equity Portfolio Initial
  Class                           177,255      3,241,742
MainStay VP Large Cap Growth
  Portfolio Initial Class (a)   1,094,976     16,464,508
                                            ------------
                                              73,124,844
                                            ------------

FIXED INCOME FUNDS (60.0%)
MainStay VP Bond Portfolio
  Initial Class (a)             5,908,519     82,487,651
MainStay VP Floating Rate
  Portfolio Initial Class (a)   1,454,679     13,775,656
MainStay VP High Yield
  Corporate Bond Portfolio
  Initial Class                 1,360,795     13,712,500
                                            ------------
                                             109,975,807
                                            ------------
Total Affiliated Investment
  Companies
  (Cost $181,934,975) (b)            99.9%   183,100,651
Cash and Other Assets,
  Less Liabilities                    0.1        225,433
                                ---------   ------------
Net Assets                          100.0%  $183,326,084
                                =========   ============





+    Percentages indicated are based on
     Portfolio net assets.
(a)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolio/Fund Share Class.
(b)  At December 31, 2007, cost is
     $182,002,360 for federal income tax
     purposes and net unrealized appreciation is as follows:



     Gross unrealized appreciation    $ 4,346,525
     Gross unrealized depreciation     (3,248,234)
                                      -----------
     Net unrealized appreciation      $ 1,098,291
                                      ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.mainstayfunds.com M-85

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in affiliated investment
  companies,  at value (identified
  cost $181,934,975)                 $183,100,651
Cash                                      240,918
Receivables:
  Fund shares sold                        362,920
  Interest                                  1,138
Other assets                                  142
                                     ------------
     Total assets                     183,705,769
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased         240,920
  Fund shares redeemed                     55,084
  NYLIFE Distributors (See Note 3)         37,063
  Professional fees                        22,528
  Shareholder communication                14,074
  Custodian                                 7,188
  Directors                                    66
Accrued expenses                            2,762
                                     ------------
     Total liabilities                    379,685
                                     ------------
Net assets                           $183,326,084
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    166,769
Additional paid-in capital            180,448,021
                                     ------------
                                      180,614,790
Accumulated undistributed net
  investment income                        15,340
Accumulated undistributed net
  realized gain on investments          1,530,278
Net unrealized appreciation on
  investments                           1,165,676
                                     ------------
Net assets                           $183,326,084
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $  2,644,344
                                     ============
Shares of capital stock outstanding       240,075
                                     ============
Net asset value per share
  outstanding                        $      11.01
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $180,681,740
                                     ============
Shares of capital stock outstanding    16,436,869
                                     ============
Net asset value per share
  outstanding                        $      10.99
                                     ============







M-86 MainStay VP Conservative Allocation Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment companies   $ 4,482,932
  Interest                                  13,395
                                       -----------
     Total income                        4,496,327
                                       -----------
EXPENSES:
  Distribution and service--Service
     Class
     (See Note 3)                          290,123
  Professional fees                         36,326
  Custodian                                 22,229
  Shareholder communication                 20,922
  Directors                                  5,948
  Offering (See Note 3)                      1,633
  Miscellaneous                              5,834
                                       -----------
     Total expenses before
       recoupment                          383,015
  Expense recoupment from Manager
     (See Note 3)                            8,917
                                       -----------
     Net expenses                          391,932
                                       -----------
Net investment income                    4,104,395
                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on:
  Affiliated investment company
     transactions                        1,498,047
  Capital gain distributions from
     affiliated investment companies     3,427,554
                                       -----------
Net realized gain on investments
  from affiliated investment
  companies                              4,925,601
                                       -----------
Net change in unrealized
  appreciation on investments           (1,190,899)
                                       -----------
Net realized and unrealized gain on
  investments                            3,734,702
                                       -----------
Net increase in net assets resulting
  from operations                      $ 7,839,097
                                       ===========






The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.mainstayfunds.com M-87

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2007 AND THE PERIOD FEBRUARY 13, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2006


                                                   2007             2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income                     $  4,104,395      $   550,893
 Net realized gain on investments             4,925,601          442,339
 Net change in unrealized appreciation
  on investments                             (1,190,899)       2,356,575
                                           -----------------------------
 Net increase in net assets resulting
  from operations                             7,839,097        3,349,807
                                           -----------------------------
Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                               (67,747)         (15,388)
    Service Class                            (4,400,658)        (601,944)
                                           -----------------------------
                                             (4,468,405)        (617,332)
                                           -----------------------------
 From net realized gain on investments:
    Initial Class                               (38,310)          (4,117)
    Service Class                            (2,652,481)        (179,391)
                                           -----------------------------
                                             (2,690,791)        (183,508)
                                           -----------------------------
 Total dividends and distributions to
  shareholders                               (7,159,196)        (800,840)
                                           -----------------------------

Capital share transactions:
 Net proceeds from sale of shares           124,139,893       68,029,584
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions                 7,159,196          800,840
 Cost of shares redeemed                    (14,775,153)      (5,257,144)
                                           -----------------------------
    Increase in net assets derived from
     capital share transactions             116,523,936       63,573,280
                                           -----------------------------
    Net increase in net assets              117,203,837       66,122,247

NET ASSETS:
Beginning of period                          66,122,247               --
                                           -----------------------------
End of period                              $183,326,084      $66,122,247
                                           =============================
Accumulated undistributed net investment
 income at end of period                   $     15,340      $     5,451
                                           =============================








M-88 MainStay VP Conservative Allocation Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                    INITIAL CLASS                   SERVICE CLASS
                            ----------------------------    ----------------------------
                                            FEBRUARY 13,                    FEBRUARY 13,
                                               2006(a)                         2006(a)
                             YEAR ENDED        THROUGH       YEAR ENDED        THROUGH
                            DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                            ------------------------------------------------------------

                                2007            2006            2007            2006

Net asset value at
  beginning of period          $10.68          $10.00         $  10.67         $ 10.00
                               ------          ------         --------         -------
Net investment income            0.30            0.19(b)          0.26            0.18(b)
Net realized and
  unrealized gain on
  investments                    0.50            0.63             0.51            0.62
                               ------          ------         --------         -------
Total from investment
  operations                     0.80            0.82             0.77            0.80
                               ------          ------         --------         -------
Less dividends and
  distributions:
  From net investment
     income                     (0.30)          (0.11)           (0.28)          (0.10)
  From net realized gain
     on investments             (0.17)          (0.03)           (0.17)          (0.03)
                               ------          ------         --------         -------
Total dividends and
  distributions                 (0.47)          (0.14)           (0.45)          (0.13)
                               ------          ------         --------         -------
Net asset value at end of
  period                       $11.01          $10.68         $  10.99         $ 10.67
                               ======          ======         ========         =======
Total investment return          7.49%           8.20%(c)         7.23%           7.97%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          3.28%           2.04%+           3.48%           1.96%+
  Net expenses                   0.09%           0.25%+           0.34%           0.50%+
  Expenses (before
     reimbursement/recoup-
     ment)                       0.08%           0.28%+           0.33%           0.53%+
Portfolio turnover rate            11%             23%              11%             23%
Net assets at end of
  period (in 000's)            $2,644          $1,480         $180,682         $64,642




(a)   Commencement of operations.
(b)   Per share based on average shares
      outstanding during the period.
(c)   Total return is not annualized.
+     Annualized.




The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.mainstayfunds.com M-89

MAINSTAY VP CONVERTIBLE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE       FIVE         TEN
TOTAL RETURNS                 YEAR    YEARS(1)    YEARS(1)
----------------------------------------------------------
After Portfolio operating
  expenses                   14.86%     11.89%      8.33%




                                            (After Portfolio operating expenses)

                                            MERRILL LYNCH
                                               ALL US
                   MAINSTAY VP         CONVERTIBLE SECURITIES
              CONVERTIBLE PORTFOLIO             INDEX
              ---------------------    ----------------------
12/31/97              10000                     10000
                      10449                     10893
                      14835                     15203
                      14091                     13682
                      13784                     13075
                      12694                     11952
                      15516                     15197
                      16464                     16658
                      17549                     16827
                      19381                     18986
12/31/07              22261                     19846






SERVICE CLASS(2)                                                 AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE       FIVE         TEN
TOTAL RETURNS                 YEAR    YEARS(1)    YEARS(1)
----------------------------------------------------------
After Portfolio operating
  expenses                   14.57%     11.61%      8.07%




                                            (After Portfolio operating expenses)

                                            MERRILL LYNCH
                                               ALL US
                   MAINSTAY VP         CONVERTIBLE SECURITIES
              CONVERTIBLE PORTFOLIO             INDEX
              ---------------------    ----------------------
12/31/97              10000                     10000
                      10424                     10893
                      14766                     15203
                      13993                     13682
                      13656                     13075
                      12546                     11952
                      15297                     15197
                      16192                     16658
                      17215                     16827
                      18964                     18986
12/31/07              21728                     19846







 BENCHMARK PERFORMANCE                                     ONE     FIVE     TEN
                                                          YEAR    YEARS    YEARS
--------------------------------------------------------------------------------
Merrill Lynch All US Convertible Securities Index*        4.53%   10.67%    7.09%



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 11.87% and 8.32% for Initial Class shares and 11.60% and 8.06% for Service Class shares for the five-year and ten-year periods, respectively.


2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from 1/1/98 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




M-90    MainStay VP Convertible Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CONVERTIBLE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)
INITIAL CLASS                  $1,000.00       $1,053.20        $3.21          $1,021.90         $3.16
--------------------------------------------------------------------------------------------------------

SERVICE CLASS                  $1,000.00       $1,051.95        $4.50          $1,020.65         $4.43
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.62% for Initial Class and 0.87% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).


                                                   www.mainstayfunds.com    M-91

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(COMPOSITION PIE CHART)

Convertible Bonds                                74.1%
Short-Term Investments (collateral from
  securities lending is 13.1%)                   14.8
Convertible Preferred Stocks                     13.1
Common Stocks                                    10.7
Liabilities in Excess of Cash and Other
  Assets                                        (12.7)





See Portfolio of Investments on page M-94 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  Transocean, Inc., Series C, 1.50%, due
        12/15/37
    2. Merrill Lynch & Co., Inc. (zero coupon), due 3/13/32
    3.  Halliburton Co., 3.125%, due 7/15/23
    4.  Covanta Holding Corp., 1.00%, due 2/1/27
    5.  Fisher Scientific International, Inc.,
        3.25%, due 3/1/24
    6.  Medtronic, Inc., 1.625%, due 4/15/13
    7.  Schlumberger, Ltd., 1.50%, due 6/1/23
    8.  Teva Pharmaceutical Finance LLC, Series
        A, 0.50%, due 2/1/24
    9.  Cameron International Corp., 2.50%, due
        6/15/26
   10.  Credit Suisse USA, Inc. (Hewlett-Packard
        Co.), 1.00%, due 3/23/11







M-92    MainStay VP Convertible Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER EDWARD SILVERSTEIN OF MACKAY SHIELDS
LLC.

HOW DID MAINSTAY VP CONVERTIBLE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007, MainStay VP Convertible Portfolio returned 14.86% for Initial Class shares and 14.57% for Service Class shares. Both share classes outperformed the 7.50% return of the average Lipper* Convertible Securities Fund and the 4.53% return of the Merrill Lynch All US Convertible Securities Index* for the 12 months ended December 31, 2007. The Merrill Lynch All US Convertible Securities Index is the Portfolio's broad-based securities-market index.

WHAT ACCOUNTED FOR THE RELATIVE PERFORMANCE OF THE EQUITY PORTION OF THE PORTFOLIO IN 2007?

The Portfolio's relative performance was primarily the result of overweight positions in strong-performing sectors, such as energy, and an underweight position in financials, which performed poorly. The Portfolio benefited from having no exposure to the real estate investment trust (REIT) subsector. Several substantial positions outside the energy sector also contributed positively to the Portfolio's relative performance.

WHICH SECTORS AND SECURITIES WERE STRONG PERFORMERS FOR THE PORTFOLIO IN 2007?

During 2007, the single best-performing group for the Portfolio in terms of absolute gain was oil services, where the Portfolio benefited from positions in the convertible bonds of Schlumberger, Cameron International and Transocean.

The Portfolio also did well in the metals and mining sectors with securities such as Freeport-McMoRan Copper & Gold and Vale Capital. Other positions that added meaningfully to the Portfolio's performance included laboratory equipment manufacturer Fisher Scientific, engineering company McDermott International, chemical company Celanese and retailer Costco Wholesale.

WHICH SECTORS AND SECURITIES DETRACTED FROM THE PORTFOLIO'S PERFORMANCE IN 2007?

Several of the Portfolio's investments in the financials and health care sectors, including convertible bonds of Merrill Lynch & Co., KKR Financial and Amgen, showed poor performance for 2007. Our decision to underweight the financials sector, however, helped limit the Portfolio's losses.


Issuers of convertible securities may not be as financially strong as--and may be more vulnerable to changes in the economy than--issuers of securities with higher credit ratings. If an issuer stops making interest payments, principal payments or both on its convertible securities, these securities may become worthless and the Portfolio could lose its entire investment in them. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. Portfolios that invest in bonds are subject to interest-rate risk, credit and inflation risk and can lose principal value when interest rates rise.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


INFORMATION ABOUT MAINSTAY VP CONVERTIBLE PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.


                                                   www.mainstayfunds.com    M-93

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2007



                                 PRINCIPAL
                                    AMOUNT          VALUE
CONVERTIBLE SECURITIES (87.2%)+
CONVERTIBLE BONDS (74.1%)
---------------------------------------------------------

ADVERTISING (0.8%)
Interpublic Group of Cos.,
  Inc.
  4.50%, due 3/15/23           $ 3,141,000   $  3,203,820
                                             ------------


AEROSPACE & DEFENSE (6.0%)
AAR Corp.
  1.75%, due 2/1/26              2,529,000      3,638,599
DRS Technologies, Inc.
  2.00%, due 2/1/26 (a)          5,278,000      5,759,618
L-3 Communications Corp.
  3.00%, due 8/1/35                658,000        798,648
  3.00%, due 8/1/35 (a)          4,360,000      5,291,950
Triumph Group, Inc.
  2.625%, due 10/1/26 (a)          694,000      1,135,558
  2.625%, due 10/1/26            4,507,000      7,374,579
                                             ------------
                                               23,998,952
                                             ------------

AIRLINES (1.0%)
AMR Corp.
  4.50%, due 2/15/24             3,855,000      4,014,019
                                             ------------


AUTO MANUFACTURERS (0.7%)
Ford Motor Co.
  4.25%, due 12/15/36            3,000,000      2,996,250
                                             ------------


AUTO PARTS & EQUIPMENT (0.2%)
ArvinMeritor, Inc.
  4.00%, due 2/15/27
  (zero coupon), beginning
  2/15/19 (a)(b)                 1,320,000        996,600
                                             ------------


BIOTECHNOLOGY (2.6%)
Amgen, Inc.
  0.125%, due 2/1/11 (a)         3,374,000      3,091,428
  0.125%, due 2/1/11             4,295,000      3,935,294
Citigroup Funding, Inc.
  (Genentech, Inc.)
  0.50%, due 2/3/11 (c)          3,720,000      3,395,616
                                             ------------
                                               10,422,338
                                             ------------

COMPUTERS (5.0%)
 vCredit Suisse USA, Inc.
  (Hewlett-Packard Co.)
  1.00%, due 3/23/11 (c)         7,360,000      9,559,904
EMC Corp.
  1.75%, due 12/1/11 (a)         5,393,000      7,314,256
  1.75%, due 12/1/11             2,198,000      2,981,038
                                             ------------
                                               19,855,198
                                             ------------

DIVERSIFIED FINANCIAL SERVICES (4.3%)
Countrywide Financial Corp.
  1.743%, due 4/15/37 (b)(d)     4,834,000      3,793,723
 vMerrill Lynch & Co., Inc.
  (zero coupon), due 3/13/32    12,277,000     13,341,416
                                             ------------
                                               17,135,139
                                             ------------

ELECTRICAL COMPONENTS & EQUIPMENT (1.4%)
General Cable Corp.
  1.00%, due 10/15/12 (a)        5,139,000      5,813,494
                                             ------------


ELECTRONICS (2.9%)
 vFisher Scientific
  International, Inc.
  3.25%, due 3/1/24 (b)          7,528,000     11,809,550
                                             ------------


ENERGY--ALTERNATE SOURCES (3.0%)
 vCovanta Holding Corp.
  1.00%, due 2/1/27             10,810,000     12,107,200
                                             ------------


ENVIRONMENTAL CONTROL (1.7%)
Waste Connections, Inc.
  3.75%, due 4/1/26 (a)          1,790,000      1,998,088
  3.75%, due 4/1/26 (b)          4,406,000      4,918,198
                                             ------------
                                                6,916,286
                                             ------------

FOOD (4.6%)
General Mills, Inc.
  5.168%, due 4/11/37 (b)(d)     5,147,000      5,159,868
Lehman Brothers Holdings,
  Inc.
  (Whole Foods Market, Inc.)
  Series WFMI
  1.25%, due 2/6/14 (c)          9,115,000      9,048,461
Spartan Stores, Inc.
  3.375%, due 5/15/27 (a)        4,469,000      4,105,894
                                             ------------
                                               18,314,223
                                             ------------

HEALTH CARE--PRODUCTS (4.9%)
Henry Schein, Inc.
  3.00%, due 8/15/34             2,087,000      2,992,236
Hologic, Inc.
  2.00%, due 12/15/37
  (zero coupon), beginning
  12/15/13                       3,879,000      4,213,564

 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.


M-94    MainStay VP Convertible Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT          VALUE
CONVERTIBLE BONDS (CONTINUED)
HEALTH CARE--PRODUCTS (CONTINUED)
Medtronic, Inc.
  1.625%, due 4/15/13 (a)      $ 1,260,000   $  1,351,350
 v  1.625%, due 4/15/13         10,182,000     10,920,195
                                             ------------
                                               19,477,345
                                             ------------

HOUSEHOLD PRODUCTS & WARES (1.6%)
Church & Dwight Co., Inc.
  5.25%, due 8/15/33             3,543,000      6,248,966
                                             ------------


INTERNET (0.1%)
At Home Corp.
  4.75%, due 12/19/08
  (e)(f)(g)(h)                   2,335,418        210,421
                                             ------------


MEDIA (2.3%)
Walt Disney Co. (The)
  2.125%, due 4/15/23            8,020,000      9,182,900
                                             ------------


MINING (0.6%)
Newmont Mining Corp.
  1.25%, due 7/15/14 (a)         1,039,000      1,306,543
  1.625%, due 7/15/17 (a)        1,039,000      1,297,451
                                             ------------
                                                2,603,994
                                             ------------

MISCELLANEOUS--MANUFACTURING (1.0%)
Eastman Kodak Co.
  3.375%, due 10/15/33           3,760,000      3,844,600
                                             ------------


OIL & GAS (7.3%)
Chesapeake Energy Corp.
  2.50%, due 5/15/37             7,172,000      8,005,745
Pride International, Inc.
  3.25%, due 5/1/33              3,623,000      4,900,108
 vTransocean, Inc.
  Series C
  1.50%, due 12/15/37           14,962,000     16,327,283
                                             ------------
                                               29,233,136
                                             ------------

OIL & GAS SERVICES (8.4%)
 vCameron International Corp.
  2.50%, due 6/15/26             6,669,000     10,303,605
 vHalliburton Co.
  3.125%, due 7/15/23            6,293,000     12,782,656
 vSchlumberger, Ltd.
  1.50%, due 6/1/23 (b)          3,949,000     10,741,280
                                             ------------
                                               33,827,541
                                             ------------

PHARMACEUTICALS (6.0%)
Teva Pharmaceutical Finance
  Co. B.V.
  Series D
  1.75%, due 2/1/26 (b)          3,817,000      4,255,955
 vTeva Pharmaceutical Finance
  LLC
  Series A
  0.50%, due 2/1/24 (b)          8,445,000     10,619,588
Watson Pharmaceuticals, Inc.
  1.75%, due 3/15/23             2,970,000      2,828,925
Wyeth
  4.886%, due 1/15/24 (b)(d)     5,893,000      6,246,816
                                             ------------
                                               23,951,284
                                             ------------

SEMICONDUCTORS (2.2%)
Intel Corp.
  2.95%, due 12/15/35            5,662,000      6,136,193
ON Semiconductor Corp.
  2.625%, due 12/15/26 (b)       2,515,000      2,741,350
                                             ------------
                                                8,877,543
                                             ------------

SOFTWARE (1.3%)
Sybase, Inc.
  1.75%, due 2/22/25             4,390,000      5,130,813
                                             ------------


TELECOMMUNICATIONS (4.2%)
Comtech Telecommunications
  Corp.
  2.00%, due 2/1/24
  (zero coupon), beginning
  2/1/11                         1,627,000      2,867,588
RF Micro Devices, Inc.
  0.75%, due 4/15/12             6,203,000      5,885,096
SBA Communications Corp.
  0.375%, due 12/1/10 (a)        5,683,000      6,414,686
  0.375%, due 12/1/10 (b)        1,376,000      1,553,160
                                             ------------
                                               16,720,530
                                             ------------
Total Convertible Bonds
  (Cost $274,524,200)                         296,892,142
                                             ------------




                                    SHARES
CONVERTIBLE PREFERRED STOCKS (13.1%)
---------------------------------------------------------

AUTO MANUFACTURERS (2.0%)
General Motors Corp.
  6.25% Series C (b)               403,900      7,904,323
                                             ------------


CHEMICALS (1.7%)
Celanese Corp.
  4.25%                            121,544      6,629,010
                                             ------------


DIVERSIFIED FINANCIAL SERVICES (1.1%)
Affiliated Managers Group,
  Inc.
  5.10%                             86,100      4,541,775
                                             ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                            M-95


                                    SHARES          VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
INSURANCE (1.9%)
MetLife, Inc.
  6.375%                           249,400   $  7,629,146
                                             ------------


INVESTMENT COMPANIES (0.9%)
Vale Capital, Ltd.
  5.50% Series RIO                  57,600      3,727,872
                                             ------------


MINING (1.2%)
Freeport-McMoRan Copper &
  Gold, Inc.
  6.75%                             32,400      4,884,300
                                             ------------


PHARMACEUTICALS (1.7%)
Schering-Plough Corp.
  6.00%                             28,700      6,968,647
                                             ------------


SAVINGS & LOANS (0.9%)
Washington Mutual, Inc.
  7.75% Series R (b)                 3,877      3,431,145
                                             ------------


TELECOMMUNICATIONS (1.7%)
Crown Castle International
  Corp.
  6.25%                            109,200      6,647,550
                                             ------------
Total Convertible Preferred
  Stocks
  (Cost $49,946,121)                           52,363,768
                                             ------------
Total Convertible Securities
  (Cost $324,470,321)                         349,255,910
                                             ------------



COMMON STOCKS (10.7%)
---------------------------------------------------------

AEROSPACE & DEFENSE (0.2%)
Argon ST, Inc. (i)                  41,800        775,808
                                             ------------


ELECTRONICS (0.2%)
Axsys Technologies, Inc. (i)        21,800        798,970
                                             ------------


ENGINEERING & CONSTRUCTION (0.9%)
McDermott International, Inc.
  (i)                               65,700      3,878,271
                                             ------------


HEALTH CARE--PRODUCTS (2.2%)
Boston Scientific Corp. (i)        214,700      2,496,961
Johnson & Johnson                   94,900      6,329,830
                                             ------------
                                                8,826,791
                                             ------------

OIL & GAS (1.7%)
Frontier Oil Corp.                  30,400      1,233,632
Hess Corp.                          55,800      5,627,988
                                             ------------
                                                6,861,620
                                             ------------


                                    SHARES          VALUE
OIL & GAS SERVICES (1.1%)
Baker Hughes, Inc.                  19,700      1,597,670
Gulf Island Fabrication, Inc.       13,100        415,401
ION Geophysical Corp. (i)          149,000      2,351,220
                                             ------------
                                                4,364,291
                                             ------------

RETAIL (2.2%)
Costco Wholesale Corp.             124,492      8,684,554
                                             ------------


SOFTWARE (1.8%)
Microsoft Corp.                    201,700      7,180,520
                                             ------------


TRANSPORTATION (0.4%)
Tidewater, Inc.                     29,600      1,623,856
                                             ------------
Total Common Stocks
  (Cost $33,379,433)                           42,994,681
                                             ------------



                                 PRINCIPAL
                                    AMOUNT
SHORT-TERM INVESTMENTS (14.8%)
---------------------------------------------------------

COMMERCIAL PAPER (0.8%)
BNP Paribas Finance, Inc.
  4.895%, due 1/3/08           $ 3,000,000      2,999,184
                                             ------------
Total Commercial Paper
  (Cost $2,999,184)                             2,999,184
                                             ------------

FEDERAL AGENCY (0.9%)
Federal Home Loan Bank
  (Discount Note)
  3.10%, due 1/2/08              3,745,000      3,744,678
                                             ------------
Total Federal Agency
  (Cost $3,744,678)                             3,744,678
                                             ------------



                                    SHARES
INVESTMENT COMPANY (13.1%)
State Street Navigator
  Securities
  Lending Prime Portfolio (j)   52,522,913     52,522,913
                                             ------------
Total Investment Company
  (Cost $52,522,913)                           52,522,913
                                             ------------
Total Short-Term Investments
  (Cost $59,266,775)                           59,266,775
                                             ------------
Total Investments
  (Cost $417,116,529) (k)            112.7%   451,517,366
Liabilities in Excess of
  Cash and Other Assets              (12.7)   (51,027,657)
                               -----------   ------------
Net Assets                           100.0%  $400,489,709
                               ===========   ============






M-96    MainStay VP Convertible Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)  May be sold to institutional investors
     only under Rule 144a or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $50,869,531; cash collateral of
     $52,522,913 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)  Synthetic Convertible--An equity-linked
     security issued by an entity other than
     the issuer of the underlying equity
     instrument.
(d) Floating rate. Rate shown is the rate in effect at December 31, 2007.
(e) Illiquid security. The total market value of the security at December 31, 2007 is $210,421, which represents 0.1% of the Portfolio's net assets.
(f)  Restricted security.
(g)  Fair valued security. The total market
     value of the security at December 31,
     2007 is $210,421, which represents 0.1%
     of the Portfolio's net assets.
(h)  Issue in default.
(i)  Non-income producing security.
(j)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(k)  At December 31, 2007, cost is
     $420,252,425 for federal income tax
     purposes and net unrealized appreciation is as follows:



     Gross unrealized appreciation   $ 41,399,798
     Gross unrealized depreciation    (10,134,857)
                                     ------------
     Net unrealized appreciation     $ 31,264,941
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                            M-97

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in securities, at value
  (identified cost $417,116,529)
  including $50,869,531 market
  value of securities loaned         $451,517,366
Cash                                        8,081
Receivables:
  Dividends and interest                1,641,014
  Investment securities sold            1,065,496
  Fund shares sold                        460,138
Other assets                                  666
                                     ------------
     Total assets                     454,692,761
                                     ------------

LIABILITIES:
Securities lending collateral          52,522,913
Payables:
  Investment securities purchased       1,278,980
  Adviser (See Note 3)                    122,092
  Fund shares redeemed                     87,252
  Administrator (See Note 3)               67,829
  Shareholder communication                44,661
  Professional fees                        36,978
  NYLIFE Distributors (See Note 3)         32,957
  Custodian                                 6,576
  Directors                                   187
Accrued expenses                            2,627
                                     ------------
     Total liabilities                 54,203,052
                                     ------------
Net assets                           $400,489,709
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    287,004
Additional paid-in capital            317,711,408
                                     ------------
                                      317,998,412
Accumulated undistributed net
  investment income                     5,010,790
Accumulated undistributed net
  realized gain on investments         43,079,670
Net unrealized appreciation on
  investments                          34,400,837
                                     ------------
Net assets                           $400,489,709
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $242,925,105
                                     ============
Shares of capital stock outstanding    17,380,584
                                     ============
Net asset value per share
  outstanding                        $      13.98
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $157,564,604
                                     ============
Shares of capital stock outstanding    11,319,820
                                     ============
Net asset value per share
  outstanding                        $      13.92
                                     ============






M-98    MainStay VP Convertible Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Interest                            $ 5,503,128
  Dividends                             2,964,159
  Income from securities
     loaned--net                          140,649
                                      -----------
     Total income                       8,607,936
                                      -----------
EXPENSES:
  Advisory (See Note 3)                 1,373,239
  Administration (See Note 3)             762,911
  Distribution and service--Service
     Class
     (See Note 3)                         340,821
  Professional fees                        85,715
  Shareholder communication                70,507
  Directors                                20,911
  Custodian                                19,487
  Miscellaneous                            15,953
                                      -----------
     Total expenses                     2,689,544
                                      -----------
Net investment income                   5,918,392
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments       46,684,748
Net change in unrealized
  appreciation on investments            (602,060)
                                      -----------
Net realized and unrealized gain on
  investments                          46,082,688
                                      -----------
Net increase in net assets
  resulting from operations           $52,001,080
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                            M-99

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006



                                                   2007             2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income                     $  5,918,392     $  6,284,650
 Net realized gain on investments            46,684,748       15,143,809
 Net change in unrealized appreciation
  on investments                               (602,060)      14,501,524
                                           -----------------------------
 Net increase in net assets resulting
  from operations                            52,001,080       35,929,983
                                           -----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                            (5,388,922)      (5,809,661)
    Service Class                            (3,023,112)      (2,642,254)
                                           -----------------------------
                                             (8,412,034)      (8,451,915)
                                           -----------------------------
 From net realized gain on investments:
    Initial Class                            (6,034,987)              --
    Service Class                            (3,693,427)              --
                                           -----------------------------
                                             (9,728,414)              --
                                           -----------------------------
 Total dividends and distributions to
     shareholders                           (18,140,448)      (8,451,915)
                                           -----------------------------

Capital share transactions:
 Net proceeds from sale of shares            37,656,250       27,894,910
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions                18,140,448        8,451,915
 Cost of shares redeemed                    (55,862,028)     (57,268,118)
                                           -----------------------------
    Decrease in net assets derived from
     capital share transactions                 (65,330)     (20,921,293)
                                           -----------------------------
    Net increase in net assets               33,795,302        6,556,775

NET ASSETS:
Beginning of year                           366,694,407      360,137,632
                                           -----------------------------
End of year                                $400,489,709     $366,694,407
                                           =============================
Accumulated undistributed net investment
 income at end of year                     $  5,010,790     $  6,386,131
                                           =============================








M-100    MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-101

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                            --------------------------------------------------------



                                             YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------

                              2007        2006        2005        2004        2003

Net asset value at
  beginning of period       $  12.75    $  11.82    $  11.26    $  10.82    $   9.04
                            --------    --------    --------    --------    --------
Net investment income           0.28        0.22(b)     0.21(b)     0.21        0.27(b)
Net realized and
  unrealized gain on
  investments                   1.63        1.02        0.53        0.45        1.74
                            --------    --------    --------    --------    --------
Total from investment
  operations                    1.91        1.24        0.74        0.66        2.01
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.32)      (0.31)      (0.18)      (0.22)      (0.23)
  From net realized gain
     on investments            (0.36)         --          --          --          --
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (0.68)      (0.31)      (0.18)      (0.22)      (0.23)
                            --------    --------    --------    --------    --------
Net asset value at end of
  period                    $  13.98    $  12.75    $  11.82    $  11.26    $  10.82
                            ========    ========    ========    ========    ========
Total investment return        14.86%      10.44%       6.59%(c)    6.11%      22.23%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         1.64%       1.80%       1.87%       1.94%       2.71%
  Net expenses                  0.62%       0.63%       0.53%       0.66%       0.67%
  Expenses (before
     reimbursement)             0.62%       0.63%       0.62%       0.66%       0.67%
Portfolio turnover rate          119%         76%        100%        108%         76%
Net assets at end of
  period (in 000's)         $242,925    $246,179    $262,352    $291,995    $292,043




(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.50% and 6.24% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.





M-102    MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                             SERVICE CLASS
      ----------------------------------------------------------
                                                       JUNE 5,
                                                       2003(a)
                                                       THROUGH
                YEAR ENDED DECEMBER 31,             DECEMBER 31,
      ----------------------------------------------------------

        2007        2006        2005       2004         2003

      $  12.71    $  11.80    $ 11.24    $ 10.81       $  9.95
      --------    --------    -------    -------       -------
          0.18        0.19(b)    0.19(b)    0.20          0.14(b)
          1.68        1.00       0.53       0.43          0.94
      --------    --------    -------    -------       -------
          1.86        1.19       0.72       0.63          1.08
      --------    --------    -------    -------       -------

         (0.29)      (0.28)     (0.16)     (0.20)        (0.22)
         (0.36)         --         --         --            --
      --------    --------    -------    -------       -------
         (0.65)      (0.28)     (0.16)     (0.20)        (0.22)
      --------    --------    -------    -------       -------
      $  13.92    $  12.71    $ 11.80    $ 11.24       $ 10.81
      ========    ========    =======    =======       =======
         14.57%      10.16%      6.32%(c)   5.85%        10.84%(d)


          1.39%       1.55%      1.62%      1.69%         2.46%+(e)
          0.87%       0.88%      0.78%      0.91%         0.92%+
          0.87%       0.88%      0.87%      0.91%         0.92%+
           119%         76%       100%       108%           76%
      $157,565    $120,515    $97,786    $76,052       $23,672




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-103

MAINSTAY VP DEVELOPING GROWTH PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE       FIVE          SINCE
TOTAL RETURNS                 YEAR    YEARS(1)    INCEPTION(1)
--------------------------------------------------------------
After Portfolio operating
  expenses                   36.10%     20.29%        5.20%




                                            (After Portfolio operating expenses)

                              MAINSTAY VP
                           DEVELOPING GROWTH    RUSSELL 2000    S&P 500
                               PORTFOLIO        GROWTH INDEX     INDEX
                           -----------------    ------------    -------
5/1/98                           10000              10000        10000
                                  9210               8993        11171
                                 12176              12868        13522
                                  9852               9982        12291
                                  9130               9061        10830
                                  6484               6319         8437
                                  8979               9386        10857
                                  9506              10729        12038
                                 10651              11174        12629
                                 11997              12666        14624
12/31/07                         16327              13558        15427






SERVICE CLASS(2)                                                 AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE       FIVE          SINCE
TOTAL RETURNS                 YEAR    YEARS(1)    INCEPTION(1)
--------------------------------------------------------------
After Portfolio operating
  expenses                   35.76%     19.98%        4.93%




                                            (After Portfolio operating expenses)

                            MAINSTAY VP
                         DEVELOPING GROWTH    RUSSELL 2000    S&P 500
                             PORTFOLIO        GROWTH INDEX     INDEX
                         -----------------    ------------    -------
5/1/98                         10000              10000        10000
                                9195               8993        11171
                               12123              12868        13522
                                9783               9982        12291
                                9043               9061        10830
                                6406               6319         8437
                                8850               9386        10857
                                9345              10729        12038
                               10441              11174        12629
                               11732              12666        14624
12/31/07                       15927              13558        15427







 BENCHMARK PERFORMANCE    ONE     FIVE      SINCE
                         YEAR    YEARS    INCEPTION
---------------------------------------------------
S&P 500(R) Index*        5.49%   12.83%      4.59%
Russell 2000(R) Growth
  Index*                 7.05    16.50       3.20



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and since-inception periods ended 12/31/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 20.27% and 5.19% for Initial Class shares and 19.97% and 4.92% for Service Class shares for the five-year and since-inception periods, respectively.

2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from inception (5/1/98) through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




M-104    MainStay VP Developing Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP DEVELOPING GROWTH
PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)
INITIAL CLASS                  $1,000.00       $1,146.60        $4.98          $1,020.40         $4.69
--------------------------------------------------------------------------------------------------------

SERVICE CLASS                  $1,000.00       $1,145.35        $6.33          $1,019.15         $5.95
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.92% for Initial Class and 1.17% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).


                                                  www.mainstayfunds.com    M-105

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(COMPOSITION PIE CHART)

Common Stocks                                    94.5%
Short-Term Investments (collateral from
  securities lending is 29.8%)                   29.8
Liabilities in Excess of Cash and Other
  Assets                                        (24.3)






See Portfolio of Investments on page M-109 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  FTI Consulting, Inc.
    2.  Onyx Pharmaceuticals, Inc.
    3.  Equinix, Inc.
    4.  Immucor, Inc.
    5.  FCStone Group, Inc.
    6.  Cepheid, Inc.
    7.  NETGEAR, Inc.
    8.  Priceline.com, Inc.
    9.  eHealth, Inc.
   10.  Atheros Communications, Inc.







M-106    MainStay VP Developing Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY F. THOMAS O'HALLORAN, CFA, OF LORD, ABBETT & CO. LLC.

HOW DID MAINSTAY VP DEVELOPING GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007, MainStay VP Developing Growth Portfolio returned 36.10% for Initial Class shares and 35.76% for Service Class shares. Both share classes outperformed the 9.09% return of the average Lipper* Variable Products Small-Cap Growth Portfolio and the 7.05% return of the Russell 2000(R) Growth Index* for the 12 months ended December 31, 2007. The Russell 2000(R) Growth Index is the Portfolio's broad-based securities-market index.

WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE RELATIVE TO ITS BENCHMARK IN 2007?

Stock selection in the consumer discretionary sector was the largest positive contributor to the portfolio's performance relative to the Russell 2000(R) Growth Index. The Portfolio benefited from its position in Priceline.com, an Internet travel-services company that performed impressively during the year and experienced rapid growth in its European business. Stock selection in the information technology sector helped relative performance. The share price of aQuantive nearly doubled upon the announcement that Microsoft would acquire the digital marketing company. Stock selection in the industrials sector also contributed positively to the Portfolio's relative performance. Solar cell manufacturers First Solar and SunPower outperformed, as global demand for alternative energy solutions remained strong.

Stock selection in telecommunication services detracted from the Portfolio's relative performance. Aruba Networks, a wireless networking company, declined as venture capital investors distributed their shares. Neustar, an Internet data-services provider, also underperformed. The Portfolio's underweight position in utilities also modestly hurt relative performance, as this sector held up well during the volatile market period.

WHICH SECTORS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE IN 2007?

The utilities sector had the strongest absolute performance for the year ended December 31, 2007. This sector, which tends to be more defensive, held up well in the broad market decline during the second half of the year. In terms of absolute performance, the materials sector followed closely behind. Energy also outperformed on an absolute basis, as the price of crude oil pushed above $90 a barrel.

The financials sector was the most significant underperformer on an absolute basis, as the sector was heavily burdened by the subprime-mortgage market and related credit issues. The consumer discretionary sector also underperformed on an absolute basis, as weakening consumer confidence hurt stock performance. Although the telecommunication services sector posted a positive return, it was the third weakest sector.

WHICH INDIVIDUAL STOCKS WERE STRONG ABSOLUTE CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE DURING 2007 AND WHICH ONES WERE WEAK CONTRIBUTORS?

During 2007, the Portfolio's strongest performers on the basis of total return were First Solar, SunPower and Capella Education. First Solar and SunPower, both solar cell manufacturers, benefited from strong demand in a year marked by increased interest in alternative energy solutions. Capella Education, a provider of online education services, advanced nicely during 2007, as increased enrollment allowed the company to outperform investors' expectations.

The Portfolio's most significant underperforming positions were Isilon Systems, Compellent Technologies and Ulta Salon Cosmetics & Fragrance. Isilon, a producer of storage systems for digital content, reported a first-quarter loss and missed analysts' expectations. Compellent Technologies, a network-storage-solutions company, was affected by pressures from its larger competitors. Shares of Ulta Salon declined when the cosmetics and fragrance retailer reported increased inventory levels and higher expenses.


Because the Portfolio is actively managed, its holdings and the weightings of particular issuers or particular sectors as a percentage of Portfolio assets are subject to change. Sectors may include many industries. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                  www.mainstayfunds.com    M-107

WERE THERE OTHER SIGNIFICANT HOLDINGS DURING THE YEAR?

In addition to outperforming stocks already mentioned, Mercadolibre was a significant contributor on both a relative- and an absolute-return basis. Mercadolibre is an Argentine online marketplace partly owned by eBay. The company benefited from increased e-commerce in Latin America and limited competition throughout the region.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING 2007?

The Portfolio's most significant purchases were FTI Consulting and Onyx Pharmaceuticals. FTI Consulting was attractive because the company's management team successfully increased utilization rates and pricing across its consulting divisions and expanded the company's global footprint. Positive news surrounding Onyx Pharmaceuticals' kidney cancer drug, Nexavar, and 2007 FDA approval for the drug's use in treating patients with a form of inoperable liver cancer made this stock attractive.

The most significant sales were Nuance Commu-nications and TeleTech Holdings. Nuance Communi-cations, a provider of speech and imaging solutions, presented a profit-taking opportunity and was sold from the Portfolio. Although TeleTech, a business process outsourcing services company, outperformed early in 2007, the shares became unattractive after concerns surfaced over the company's accounting practices.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S SECTOR WEIGHTINGS DURING 2007?

We added selectively to the financials sector, in light of subprime-mortgage issues. Nearly all of the Portfolio's financial exposure was concentrated in services companies. We also added to the energy sector, and by the end of 2007, the Portfolio was overweight relative to the Russell 2000(R) Growth Index.

We decreased exposure to the consumer discretionary sector to an equal weight relative to the Index. Within consumer discretionary, our focus in the business services and education industries was offset by our underweight positions in consumer-related industries. During the year, we slightly decreased the Portfolio's exposure to utilities.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2007?

In terms of equity positions, the Portfolio was actively overweight relative to the Russell 2000(R) Growth Index in FCStone Group and Ctrip.com International. FCStone Group helped relative performance, as the company's commodity-risk-management business benefited from volatile commodities markets. Ctrip.com, an online travel-services company in China, also contributed positively to relative performance, with strong growth in hotel-reservation booking and airline ticketing. The most significant active underweights were in Hologic and Terra Industries, positions that the Portfolio does not currently hold.

Although the Portfolio was slightly overweight in the financials sector, exposure primarily to services companies helped avoid subprime-mortgage issues. The Portfolio remained overweight in the information technology sector, a traditional growth sector. Although the Portfolio remained underweight in energy, materials and producer durables as a group, the Portfolio was overweight in energy by the end of 2007.



* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Information provided in this report should not be considered a recommendation to purchase or sell securities.

INFORMATION ABOUT MAINSTAY VP DEVELOPING GROWTH PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.


M-108    MainStay VP Developing Growth Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2007




                                   SHARES          VALUE
COMMON STOCKS (94.5%)+
--------------------------------------------------------

AEROSPACE & DEFENSE (1.0%)
BE Aerospace, Inc. (a)             18,500   $    978,650
                                            ------------


AIRLINES (1.0%)
Allegiant Travel Co. (a)(b)        30,742        988,048
                                            ------------


BEVERAGES (1.0%)
Central European Distribution
  Corp. (a)                        16,799        975,686
                                            ------------


BIOTECHNOLOGY (6.1%)
Alexion Pharmaceuticals, Inc.
  (a)                              15,600      1,170,468
BioMarin Pharmaceuticals,
  Inc. (a)                         33,600      1,189,440
 vCepheid, Inc. (a)(b)             49,000      1,291,150
 vOnyx Pharmaceuticals, Inc.
  (a)                              27,300      1,518,426
United Therapeutics Corp.
  (a)(b)                            8,100        790,965
                                            ------------
                                               5,960,449
                                            ------------

CAPITAL MARKETS (3.0%)
Cohen & Steers, Inc. (b)           12,600        377,622
 vFCStone Group, Inc. (a)          29,599      1,362,442
GFI Group, Inc. (a)                 8,600        823,192
Jefferies Group, Inc.              14,900        343,445
                                            ------------
                                               2,906,701
                                            ------------

CHEMICALS (0.9%)
Calgon Carbon Corp. (a)(b)          7,400        117,586
Zoltek Cos., Inc. (a)(b)           18,900        810,243
                                            ------------
                                                 927,829
                                            ------------

COMMERCIAL SERVICES & SUPPLIES (2.3%)
 vFTI Consulting, Inc. (a)         25,200      1,553,328
Geo Group, Inc. (The) (a)          26,600        744,800
                                            ------------
                                               2,298,128
                                            ------------

COMMUNICATIONS EQUIPMENT (4.5%)
Aruba Networks, Inc. (a)(b)        60,400        900,564
Infinera Corp. (a)(b)              49,522        734,906
 vNETGEAR, Inc. (a)                36,000      1,284,120
Neutral Tandem, Inc. (a)           21,335        405,792
ShorTel, Inc. (a)(b)               39,600        553,212
Starent Networks Corp. (a)(b)      28,503        520,180
                                            ------------
                                               4,398,774
                                            ------------

COMPUTERS & PERIPHERALS (1.8%)
3PAR, Inc. (a)(b)                  21,700        277,760
Data Domain, Inc. (a)(b)           22,237        585,723
Synaptics, Inc. (a)                22,816        939,107
                                            ------------
                                               1,802,590
                                            ------------

CONSTRUCTION & ENGINEERING (0.8%)
Empresas ICA SAB de C.V.,
  Sponsored ADR (a)(c)             28,200        744,480
                                            ------------


CONSUMER FINANCE (0.7%)
Dollar Financial Corp. (a)         23,800        730,422
                                            ------------


DISTRIBUTORS (0.9%)
LKQ Corp. (a)                      44,300        931,186
                                            ------------


DIVERSIFIED CONSUMER SERVICES (3.8%)
Capella Education Co. (a)          10,900        713,514
INVESTools, Inc. (a)               28,600        507,364
K12, Inc. (a)                       6,658        172,309
New Oriental Education &
  Technology Group, Inc., ADR
  (a)(c)                           14,900      1,200,791
Strayer Education, Inc. (b)         6,800      1,159,944
                                            ------------
                                               3,753,922
                                            ------------

DIVERSIFIED FINANCIAL SERVICES (0.9%)
MSCI, Inc.-Class A (a)             22,500        864,000
                                            ------------


DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
Cbeyond, Inc. (a)                  25,500        994,245
                                            ------------


ELECTRICAL EQUIPMENT (1.1%)
Baldor Electric Co.                11,700        393,822
SunPower Corp. Class A (a)(b)       5,552        723,925
                                            ------------
                                               1,117,747
                                            ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
Anixter International, Inc.
  (a)                               3,900        242,853
Daktronics, Inc. (b)               27,400        618,418
                                            ------------
                                                 861,271
                                            ------------

ENERGY EQUIPMENT & SERVICES (3.0%)
Cal Dive International, Inc.
  (a)(b)                           36,700        485,908
Core Laboratories N.V. (a)          5,400        673,488
Dril-Quip, Inc. (a)                15,000        834,900
Oceaneering International,
  Inc. (a)                          7,800        525,330
Superior Energy Services,
  Inc. (a)                         12,100        416,482
                                            ------------
                                               2,936,108
                                            ------------

FOOD & STAPLES RETAILING (0.6%)
China Nepstar Chain
  Drugstore, Ltd., Sponsored
  ADR (a)(b)(c)                    35,000        615,300
                                            ------------


HEALTH CARE EQUIPMENT & SUPPLIES (6.0%)
Align Technology, Inc. (a)(b)      35,600        593,808

 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-109


                                   SHARES          VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
 vImmucor, Inc. (a)                43,000   $  1,461,570
Masimo Corp. (a)                   19,294        761,148
NuVasive, Inc. (a)(b)              25,207        996,181
Thoratec Corp. (a)                 36,000        654,840
TomoTherapy, Inc. (a)(b)           38,593        754,879
Wright Medical Group, Inc.
  (a)                              25,000        729,250
                                            ------------
                                               5,951,676
                                            ------------

HEALTH CARE PROVIDERS & SERVICES (2.5%)
athenahealth, Inc. (a)(b)          13,764        495,504
Bio-Reference Laboratories,
  Inc. (a)                         22,100        722,228
HMS Holdings Corp. (a)             20,500        680,805
Skilled Healthcare Group,
  Inc. Class A (a)                 40,752        596,202
                                            ------------
                                               2,494,739
                                            ------------

HEALTH CARE TECHNOLOGY (2.2%)
MedAssets, Inc. (a)                28,800        689,472
Omnicell, Inc. (a)                 12,000        323,160
Phase Forward, Inc. (a)            53,396      1,161,363
                                            ------------
                                               2,173,995
                                            ------------

HOTELS, RESTAURANTS & LEISURE (2.6%)
Chipotle Mexican Grill, Inc.
  Class A (a)(b)                    4,000        588,280
Ctrip.com International,
  Ltd., ADR (c)                    21,700      1,247,099
Home Inns & Hotels
  Management, Inc. ADR
  (a)(b)(c)                        20,600        734,184
                                            ------------
                                               2,569,563
                                            ------------

HOUSEHOLD DURABLES (1.3%)
Desarrolladora Homex S.A. de
  C.V., ADR (a)(b)(c)              12,400        613,180
Tempur-Pedic International,
  Inc. (b)                         25,400        659,638
                                            ------------
                                               1,272,818
                                            ------------

INSURANCE (1.3%)
 veHealth, Inc. (a)                39,200      1,258,712
                                            ------------


INTERNET & CATALOG RETAIL (1.9%)
GSI Commerce, Inc. (a)(b)          32,700        637,650
 vPriceline.com, Inc. (a)(b)       11,100      1,274,946
                                            ------------
                                               1,912,596
                                            ------------

INTERNET SOFTWARE & SERVICES (9.9%)
Ariba, Inc. (a)                    51,200        570,880
Art Technology Group, Inc.
  (a)                             115,200        497,664
Bankrate, Inc. (a)(b)              16,400        788,676
comScore, Inc. (a)(b)              22,847        745,498
Constant Contact, Inc. (a)(b)      36,679        788,599
DealerTrack Holdings, Inc.
  (a)                              20,731        693,867
 vEquinix, Inc. (a)(b)             14,700      1,485,729
Knot, Inc. (The) (a)(b)            47,900        763,526
Mercadolibre, Inc. (a)(b)          12,495        923,131
Omniture, Inc. (a)(b)              19,000        632,510
SINA Corp. (a)                     20,500        908,355
Vocus, Inc. (a)                    28,100        970,293
                                            ------------
                                               9,768,728
                                            ------------

IT SERVICES (3.0%)
Cybersource Corp. (a)              40,300        716,131
Deltek, Inc. (a)                   16,345        248,934
EnerNOC, Inc. (a)(b)               20,071        985,486
Syntel, Inc. (b)                   25,500        982,260
                                            ------------
                                               2,932,811
                                            ------------

LIFE SCIENCES TOOLS & SERVICES (1.6%)
AMAG Pharmaceuticals, Inc.
  (a)                               9,800        589,272
Illumina, Inc. (a)(b)              16,900      1,001,494
                                            ------------
                                               1,590,766
                                            ------------

MACHINERY (3.9%)
Barnes Group, Inc.                 22,700        757,953
Bucyrus International, Inc.
  Class A (b)                      10,400      1,033,656
Kaydon Corp. (b)                   16,600        905,364
Middleby Corp. (The) (a)(b)        14,400      1,103,328
                                            ------------
                                               3,800,301
                                            ------------

MEDIA (1.1%)
Morningstar, Inc. (a)              14,040      1,091,610
                                            ------------


METALS & MINING (1.5%)
Century Aluminum Co. (a)           13,600        733,584
Cleveland-Cliffs, Inc. (b)          7,600        766,080
                                            ------------
                                               1,499,664
                                            ------------

OIL, GAS & CONSUMABLE FUELS (2.8%)
Alpha Natural Resources, Inc.
  (a)                              33,900      1,101,072
Carrizo Oil & Gas, Inc. (a)        16,600        908,850
Foundation Coal Holdings,
  Inc.                             14,100        740,250
                                            ------------
                                               2,750,172
                                            ------------

PHARMACEUTICALS (1.4%)
KV Pharmaceutical Co. Class A
  (a)(b)                           31,800        907,572
Medicis Pharmaceutical Corp.
  Class A (b)                      17,400        451,878
                                            ------------
                                               1,359,450
                                            ------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.4%)
Xinyuan Real Estate Co.,
  Ltd.,
  Sponsored ADR (a)(c)             26,236        373,338
                                            ------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.1%)
 vAtheros Communications,
  Inc. (a)                         41,067      1,254,186
Cavium Networks, Inc. (a)(b)       26,000        598,520


M-110    MainStay VP Developing Growth Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES          VALUE
COMMON STOCKS (CONTINUED)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Netlogic Microsystems, Inc.
  (a)(b)                           21,000   $    676,200
Power Integrations, Inc. (a)       15,500        533,665
                                            ------------
                                               3,062,571
                                            ------------

SOFTWARE (7.0%)
Blackboard, Inc. (a)               17,300        696,325
BladeLogic, Inc. (a)               15,500        458,335
Concur Technologies, Inc. (a)      30,691      1,111,321
FactSet Research Systems,
  Inc.                              5,500        306,350
NetSuite, Inc. (a)(b)              28,100      1,100,958
PROS Holdings, Inc. (a)            42,200        827,964
Shanda Interactive
  Entertainment, Ltd., ADR
  (a)(c)                           25,668        855,771
Synchronoss Technologies,
  Inc. (a)(b)                      21,800        772,592
Taleo Corp. Class A (a)            26,000        774,280
                                            ------------
                                               6,903,896
                                            ------------

SPECIALTY RETAIL (2.6%)
Dick's Sporting Goods, Inc.
  (a)                              35,600        988,256
J. Crew Group, Inc. (a)            12,800        617,088
Ulta Salon Cosmetics &
  Fragrance, Inc. (a)              24,400        418,460
Zumiez, Inc. (a)(b)                22,952        559,111
                                            ------------
                                               2,582,915
                                            ------------

TEXTILES, APPAREL & LUXURY GOODS (3.1%)
Deckers Outdoor Corp. (a)           7,679      1,190,706
Fossil, Inc. (a)                   21,500        902,570
Under Armour, Inc. Class A
  (a)(b)                           22,400        978,208
                                            ------------
                                               3,071,484
                                            ------------
Total Common Stocks
  (Cost $82,044,490)                          93,207,341
                                            ------------



SHORT-TERM INVESTMENT (29.8%)
--------------------------------------------------------

INVESTMENT COMPANY (29.8%)
State Street Navigator
  Securities Lending
  Prime Portfolio (d)          29,358,232     29,358,232
                                            ------------
Total Short-Term Investment
  (Cost $29,358,232)                          29,358,232
                                            ------------
Total Investments
  (Cost $111,402,722) (e)           124.3%   122,565,573
Liabilities in Excess of
  Cash and Other Assets             (24.3)   (23,958,802)
                               ----------   ------------
Net Assets                          100.0%  $ 98,606,771
                               ==========   ============





(a)  Non-income producing security.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $28,376,737; cash collateral of
     $29,358,232 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)  ADR--American Depositary Receipt.
(d)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(e)  At December 31, 2007, cost is
     $111,592,525 for federal income tax
     purposes and net unrealized appreciation is as follows:



     Gross unrealized appreciation    $14,696,445
     Gross unrealized depreciation     (3,723,397)
                                      -----------
     Net unrealized appreciation      $10,973,048
                                      ===========






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-111

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in securities, at value
  (identified cost
  $111,402,722) including
  $28,376,737 market
  value of securities loaned         $122,565,573
Cash                                    4,957,369
Receivables:
  Investment securities sold            1,246,299
  Fund shares sold                        529,338
  Dividends and interest                   56,701
Other assets                                  113
                                     ------------
     Total assets                     129,355,393
                                     ------------

LIABILITIES:
Securities lending collateral          29,358,232
Payables:
  Investment securities purchased       1,264,822
  Adviser (See Note 3)                     49,079
  Professional fees                        21,714
  Administrator (See Note 3)               16,360
  NYLIFE Distributors (See Note 3)         12,731
  Custodian                                 9,244
  Shareholder communication                 9,059
  Fund shares redeemed                      4,537
  Directors                                    39
Accrued expenses                            2,805
                                     ------------
     Total liabilities                 30,748,622
                                     ------------
Net assets                           $ 98,606,771
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $     66,345
Additional paid-in capital             70,366,430
                                     ------------
                                       70,432,775
Accumulated undistributed net
  realized gain on investments         17,011,145
Net unrealized appreciation on
  investments                          11,162,851
                                     ------------
Net assets                           $ 98,606,771
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 36,128,291
                                     ============
Shares of capital stock outstanding     2,412,050
                                     ============
Net asset value per share
  outstanding                        $      14.98
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 62,478,480
                                     ============
Shares of capital stock outstanding     4,222,438
                                     ============
Net asset value per share
  outstanding                        $      14.80
                                     ============







M-112    MainStay VP Developing Growth Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Income from securities
     loaned--net                      $   259,726
  Dividends (a)                           134,096
  Interest                                124,814
                                      -----------
     Total income                         518,636
                                      -----------
EXPENSES:
  Advisory (See Note 3)                   450,647
  Administration (See Note 3)             150,216
  Distribution and service--Service
     Class (See Note 3)                   108,110
  Professional fees                        39,766
  Custodian                                28,576
  Shareholder communication                13,582
  Directors                                 4,403
  Miscellaneous                             6,470
                                      -----------
     Total expenses                       801,770
                                      -----------
Net investment loss                      (283,134)
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments       17,765,659
Net change in unrealized
  appreciation on investments           4,791,992
                                      -----------
Net realized and unrealized gain on
  investments                          22,557,651
                                      -----------
Net increase in net assets
  resulting from operations           $22,274,517
                                      ===========





(a)  Dividends recorded net of foreign
     withholding taxes in the amount of $232.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-113

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006



                                                   2007             2006
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                       $   (283,134)    $   (278,071)
 Net realized gain on investments            17,765,659        6,490,812
 Net change in unrealized appreciation
  on investments                              4,791,992         (496,617)
                                           -----------------------------
 Net increase in net assets resulting
  from operations                            22,274,517        5,716,124
                                           -----------------------------
Distributions to shareholders:
 From net realized gain on investments:
    Initial Class                            (1,444,335)              --
    Service Class                            (2,260,581)              --
                                           -----------------------------
 Total distributions to shareholders         (3,704,916)              --
                                           -----------------------------

Capital share transactions:
 Net proceeds from sale of shares            31,687,898       21,699,491
 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions                               3,704,916               --
 Cost of shares redeemed                    (14,932,968)     (18,447,317)
                                           -----------------------------
    Increase in net assets derived from
     capital share transactions              20,459,846        3,252,174
                                           -----------------------------
    Net increase in net assets               39,029,447        8,968,298

NET ASSETS:
Beginning of year                            59,577,324       50,609,026
                                           -----------------------------
End of year                                $ 98,606,771     $ 59,577,324
                                           =============================








M-114    MainStay VP Developing Growth Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-115

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                               INITIAL CLASS
                            ---------------------------------------------------



                                          YEAR ENDED DECEMBER 31,
                            ---------------------------------------------------

                              2007       2006       2005       2004       2003

Net asset value at
  beginning of period       $ 11.45    $ 10.17    $  9.07    $  8.57    $  6.19
                            -------    -------    -------    -------    -------
Net investment loss (b)       (0.03)     (0.04)     (0.05)     (0.07)     (0.07)
Net realized and
  unrealized gain on
  investments                  4.18       1.32       1.15       0.57       2.45
                            -------    -------    -------    -------    -------
Total from investment
  operations                   4.15       1.28       1.10       0.50       2.38
                            -------    -------    -------    -------    -------
Less distributions:
  From net realized gain
     on investments           (0.62)        --         --         --         --
                            -------    -------    -------    -------    -------
Net asset value at end of
  period                    $ 14.98    $ 11.45    $ 10.17    $  9.07    $  8.57
                            =======    =======    =======    =======    =======
Total investment return       36.10%     12.64%     12.04%(d)   5.86%     38.49%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss         (0.23%)    (0.34%)    (0.59%)    (0.88%)    (1.01%)
  Net expenses                 0.92%      0.96%#     0.90%#     1.08%#     1.19%
  Expenses (before
     reimbursement)            0.92%      0.97%#     1.03%#     1.09%#     1.19%
Portfolio turnover rate         179%       228%       130%       129%       103%
Net assets at end of
  period (in 000's)         $36,128    $27,772    $27,614    $36,604    $38,146




(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 11.94% and 11.64% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
#    Includes fees paid indirectly which amounted to 0.01%, 0.02% and 0.01% of average net assets for the years ended December 31, 2006, 2005 and 2004, respectively.
+    Annualized.





M-116    MainStay VP Developing Growth Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            SERVICE CLASS
      --------------------------------------------------------
                                                     JUNE 5,
                                                     2003(a)
                                                     THROUGH
               YEAR ENDED DECEMBER 31,            DECEMBER 31,
      --------------------------------------------------------

        2007       2006       2005       2004         2003

      $ 11.35    $ 10.10    $  9.04    $  8.56       $ 7.20
      -------    -------    -------    -------       ------
        (0.07)     (0.07)     (0.08)     (0.09)       (0.06)
         4.14       1.32       1.14       0.57         1.42
      -------    -------    -------    -------       ------
         4.07       1.25       1.06       0.48         1.36
      -------    -------    -------    -------       ------

        (0.62)        --         --         --           --
      -------    -------    -------    -------       ------
      $ 14.80    $ 11.35    $ 10.10    $  9.04       $ 8.56
      =======    =======    =======    =======       ======
        35.76%     12.36%     11.73%(d)   5.60%       18.83%(c)

        (0.48%)    (0.59%)    (0.84%)    (1.13%)      (1.26%)+(e)
         1.17%      1.21%#     1.15%#     1.33%#       1.44%+
         1.17%      1.22%#     1.28%#     1.34%#       1.44%+
          179%       228%       130%       129%         103%
      $62,478    $31,805    $22,995    $16,098       $4,441




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-117

MAINSTAY VP FLOATING RATE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      SINCE
TOTAL RETURNS                YEAR    INCEPTION
----------------------------------------------
After Portfolio operating
  expenses                   2.60%     3.99%



                                            (After Portfolio operating expenses)


                                   MAINSTAY VP      CREDIT SUISSE
                                  FLOATING RATE    LEVERAGED LOAN
                                    PORTFOLIO           INDEX
                                  -------------    --------------
05/02/05                              10000             10000
                                      10210             10392
                                      10822             11154
12/31/07                              11103             11364






SERVICE CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      SINCE
TOTAL RETURNS                YEAR    INCEPTION
----------------------------------------------
After Portfolio operating
  expenses                   2.34%     3.73%



                                            (After Portfolio operating expenses)


                          MAINSTAY VP      CREDIT SUISSE
                         FLOATING RATE    LEVERAGED LOAN
                           PORTFOLIO           INDEX
                         -------------    --------------
05/02/05                     10000             10000
                             10191             10392
                             10775             11154
12/31/07                     11027             11364








 BENCHMARK PERFORMANCE           ONE      SINCE
                                YEAR    INCEPTION
-------------------------------------------------

Credit Suisse Leveraged Loan
Index*                          1.88%      4.90%



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




M-118    MainStay VP Floating Rate Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP FLOATING RATE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)
INITIAL CLASS                  $1,000.00        $994.55         $3.37          $1,021.65         $3.41
--------------------------------------------------------------------------------------------------------

SERVICE CLASS                  $1,000.00        $993.30         $4.62          $1,020.40         $4.69
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.67% for Initial Class and 0.92% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).





                                                  www.mainstayfunds.com    M-119

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(COMPOSITION PIE CHART)

Floating Rate Loans                             86.3%
Short-Term Investments                           8.1
Foreign Floating Rate Loans                      3.6
Cash and Other Assets, Less Liabilities          1.9
Corporate Bond                                   0.1





See Portfolio of Investments on page M-123 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  DaVita, Inc., Tranche B1 Term Loan, 6.555%, due
        10/5/12
    2.  Aramark Corp., Term Loan, 6.83%, due 1/27/14
    3.  Idearc, Inc., Term Loan B, 6.83%, due 11/17/14
    4.  Univision Communications, Inc., Initial Term
        Loan, 7.207%, due 9/29/14
    5.  Kinder Morgan, Inc., Term Loan B, 6.35%, due
        5/30/14
    6.  Discovery Communications Holdings LLC, Term Loan
        B, 6.83%, due 5/14/14
    7.  DaimlerChrysler Financial Services Americas LLC,
        Term Loan, 9.00%, due 8/3/12
    8. LodgeNet Entertainment Corp., Term Loan, 6.83%, due 4/4/14
    9.  Flowserve Corp., Term Loan B, 6.403%, due
        8/10/12
   10. MetroPCS Wireless, Inc., Term Loan B, 7.165%, due 11/4/13







M-120    MainStay VP Floating Rate Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER ROBERT DIAL OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC.

HOW DID MAINSTAY VP FLOATING RATE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007, MainStay VP Floating Rate Portfolio returned 2.60% for Initial Class shares and 2.34% for Service Class shares. Both share classes outperformed the 1.22% return of the average Lipper* Loan Participation Fund and the 1.88% return of the Credit Suisse Leveraged Loan Index* for the 12 months ended December 31, 2007. The Credit Suisse Leveraged Loan Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2007?

The Portfolio benefited from strong performance during the third and fourth quarters of 2007, when many floating-rate loans experienced significant price declines. The declines were triggered by a combination of factors. Record new issuance in the first half of 2007 created more-than-ample supply. As the year progressed, a number of hedge funds were forced to sell their loan positions to generate liquidity to offset other portfolio losses. Since hedge funds were believed to be the major buyers of aggressively structured products, the hedge funds' sell-off not only increased supply but also dried up demand for these products. The well-publicized difficulties of hedge funds cast a pall over the structured finance market, including collateralized loan obligations. The loan market felt the effects when collateralized loan obligations had less capital available to invest in bank loans.


Although prices for most of the Portfolio's loans also declined, the impact relative to the market as a whole was softened because during the second half of 2007, the Portfolio held an average cash position of 10% and remained underweight in riskier assets. Specifically, the Portfolio was underweight loans rated CCC and below1 and unrated loans, as well as so-called "covenant lite" loans, or loans that lack traditional covenant protections. In general, lower rated loans traded down by larger magnitudes than higher rated loans, and covenant lite loans traded down by larger magnitudes than loans with traditional covenant protections.

WHAT WERE SOME CHARACTERISTICS OF THE LOANS IN THE PORTFOLIO DURING 2007?

The Portfolio invested in floating-rate loans that had a weighted effective duration of less than three months. These floating-rate loans may have final maturities of seven to nine years, but the loans' underlying interest-rate contracts, which are typically linked to LIBOR,2 customarily reset every 30, 60, 90 or 180 days. At year-end 2007, the weighted average reset figure for the Portfolio was 52 days. This means that if short-term interest rates were to rise (or fall), the Portfolio would "catch up" within 52 days and thus increase (or decrease) the yield it pays to investors.


Floating-rate funds are generally considered to have speculative characteristics that involve default risk of principal and interest, collateral impairment, borrower industry concentration, and limited liquidity. The Portfolio may invest in foreign securities. U.S. dollar-denominated securities of foreign issuers can be subject to different risks than U.S. investments, including less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in U.S. or foreign tax or currency laws and monetary policy. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise.

1. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the loans and bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
2. London interbank offer rates (LIBOR) are interest rates that are widely used as reference rates in bank, corporate and government lending agreements.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

                                                  www.mainstayfunds.com    M-121

HOW WAS THE PORTFOLIO POSITIONED AT YEAR-END?

As of December 31, 2007, the Portfolio's largest industry concentrations, based on par values, were diversified media, health care, utilities and chemicals. Among these industries, the Portfolio was overweight relative to the Credit Suisse Leveraged Loan Index in chemicals and utilities--market segments characterized by significant collateral, recurring revenue streams and consistent free cash flow profiles. As of the same date, the Portfolio was modestly underweight relative to the Credit Suisse Leveraged Loan Index in diversified media and health care.

Throughout the year, the Portfolio remained significantly underweight in loans rated CCC and below as well as covenant lite loans. This positioning contributed positively to the Portfolio's performance relative to the Credit Suisse Leveraged Loan Index.




THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP FLOATING RATE PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.


M-122    MainStay VP Floating Rate Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2007



                                PRINCIPAL
                                   AMOUNT          VALUE
LONG-TERM INVESTMENTS (90.0%)+
CORPORATE BOND (0.1%)
--------------------------------------------------------

PACKAGING & CONTAINERS (0.1%)
Berry Plastics Holding Corp.
  8.875%, due 9/15/14          $  500,000   $    475,000
                                            ------------
Total Corporate Bond
  (Cost $500,000)                                475,000
                                            ------------



FLOATING RATE LOANS (86.3%) (A)
--------------------------------------------------------

AEROSPACE & DEFENSE (2.1%)
Hexcel Corp.
  Tranche B Term Loan
  6.511%, due 3/1/12              777,333        761,786
Oshkosh Truck Corp.
  Term Loan B
  6.90%, due 12/6/13            1,975,000      1,893,306
Spirit Aerosystems, Inc.
  Term Loan B
  6.901%, due 9/30/13           1,676,595      1,655,637
Transdigm, Inc.
  Term Loan
  7.20%, due 6/23/13            2,000,000      1,946,250
Vought Aircraft Industries,
  Inc.
  Term Loan
  7.34%, due 12/22/11             983,333        963,667
                                            ------------
                                               7,220,646
                                            ------------

AUTOMOBILE (4.4%)
Allison Transmission, Inc.
  Term Loan B
  7.965%, due 8/7/14            2,000,000      1,866,072
 vDaimlerChrysler Financial
  Services Americas LLC
  Term Loan
  9.00%, due 8/3/12             2,992,500      2,872,121
Delphi Corp.
  New DIP Term Loan C
  9.125%, due 7/1/08            2,000,000      1,992,916
Ford Motor Co.
  Term Loan
  8.00%, due 12/16/13           1,732,500      1,600,988
Goodyear Tire & Rubber Co.
  (The)
  2nd Lien Term Loan
  6.43%, due 4/30/14            2,500,000      2,339,845
Key Safety Systems, Inc.
  1st Lien Term Loan
  7.203%, due 3/8/14            1,488,750      1,356,623
Tenneco, Inc.
  Tranche B Credit-Linked
  Deposit
  6.746%, due 3/17/14           1,250,000      1,187,500
Tower Automotive
  Term Loan
  9.065%, due 7/31/13 (b)       1,281,886      1,192,154
TRW Automotive, Inc.
  Term Loan B1
  6.688%, due 2/9/14              338,300        329,279
                                            ------------
                                              14,737,498
                                            ------------

BEVERAGE, FOOD & TOBACCO (3.3%)
American Seafoods Group LLC
  Term Loan A
  6.58%, due 9/30/11 (b)          739,900        713,079
BF Bolthouse Holdco LLC
  1st Lien Term Loan
  7.50%, due 12/17/12             835,125        811,115
  2nd Lien Term Loan
  10.33%, due 12/16/13            170,000        168,087
Constellation Brands, Inc.
  New Term Loan B
  6.596%, due 6/5/13            1,931,200      1,877,287
Dean Foods Co.
  Tranche B Term Loan
  6.58%, due 4/2/14             2,481,250      2,337,732
Del Monte Corp.
  Term Loan B
  6.493%, due 2/8/12              985,000        972,687
Dole Food Co., Inc.
  Credit Link Deposit
  5.16%, due 4/12/13              139,535        128,983
  Tranche B Term Loan
  7.162%, due 4/12/13             308,459        285,132
  Tranche C Term Loan
  7.219%, due 4/12/13           1,028,198        950,440
Michael Foods, Inc.
  Term Loan B1
  6.849%, due 11/21/10          1,582,593      1,550,941
Reddy Ice Group, Inc.
  Term Loan
  6.998%, due 8/12/12           1,500,000      1,455,000
                                            ------------
                                              11,250,483
                                            ------------

BROADCASTING & ENTERTAINMENT (7.5%)
Charter Communications
  Operating LLC
  Existing Term Loan
  6.99%, due 3/6/14             3,000,000      2,800,386

 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-123

                                PRINCIPAL
                                   AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
BROADCASTING & ENTERTAINMENT (CONTINUED)
CSC Holdings, Inc.
  Incremental Term Loan
  6.896%, due 3/29/13          $1,967,469   $  1,856,623
DirectTV Holdings LLC
  Term Loan B
  6.355%, due 4/13/13           1,239,539      1,224,390
 vDiscovery Communications
  Holdings LLC
  Term Loan B
  6.83%, due 5/14/14            2,985,000      2,886,495
Entravision Communications
  Corp.
  Term Loan
  6.73%, due 3/29/13              964,824        910,955
Gray Television, Inc.
  Delayed Draw Term Loan
  6.73%, due 12/31/14           2,000,000      1,857,500
Insight Midwest Holdings LLC
  Initial Term Loan
  7.00%, due 4/7/14             1,988,763      1,916,670
 vLodgeNet Entertainment
  Corp.
  Term Loan
  6.83%, due 4/4/14             2,977,519      2,864,001
Mediacom Broadband Group (FKA
  MCC Iowa)
  Tranche D1 Term Loan
  6.69%, due 1/31/15            1,980,000      1,827,964
Nexstar Broadcasting, Inc.
  Mission Term Loan B
  6.58%, due 10/1/12            1,013,854        968,230
  Nexstar Term Loan B
  6.58%, due 10/1/12              959,984        916,785
 vUnivision Communications,
  Inc.
  Initial Term Loan
  7.207%, due 9/29/14           3,382,550      3,079,531
UPC Broadband Holding B.V.
  Term Loan N1
  7.13%, due 12/31/14           2,000,000      1,890,626
                                            ------------
                                              25,000,156
                                            ------------

BUILDINGS & REAL ESTATE (2.1%)
Armstrong World Industries,
  Inc.
  Term Loan
  6.715%, due 10/2/13             391,020        385,644
CB Richard Ellis Services,
  Inc.
  Term Loan B
  6.452%, due 12/20/13          2,618,182      2,480,727
Central Parking Corp.
  Term Loan
  7.403%, due 5/22/14             302,888        285,851
  Letter of Credit Term Loan
  7.438%, due 5/22/14              94,828         89,494
General Growth Properties,
  Inc.
  Tranche A1 Term Loan
  6.50%, due 2/24/10            1,394,737      1,325,290
LNR Property Corp.
  Initial Tranche B Term Loan
  7.63%, due 7/12/11              500,000        475,937
Macerich Partnership, L.P.
  Term Loan
  6.75%, due 4/26/10            1,000,000        985,000
Stile Acquisition Corp.
  Canadian Term Loan
  7.03%, due 4/6/13               484,615        439,284
  U.S. Term Loan
  7.03%, due 4/6/13               485,441        440,032
                                            ------------
                                               6,907,259
                                            ------------

CHEMICALS, PLASTICS & RUBBER (5.8%)
Celanese U.S. Holdings LLC
  Synthetic Letter of Credit
  5.225%, due 4/2/14              571,429        550,555
  Dollar Term Loan
  6.979%, due 4/2/14            1,401,428      1,350,236
Gentek, Inc.
  1st Lien Term Loan
  7.162%, due 2/28/11           1,817,772      1,776,872
Hercules, Inc.
  Term Loan B
  6.714%, due 10/8/10           1,001,279        994,395
Hexion Specialty Chemicals,
  Inc.
  Term Loan C2
  7.125%, due 5/5/13              351,569        339,045
  Term Loan C1
  7.50%, due 5/5/13             1,622,538      1,564,736
Huntsman International LLC
  New Term Loan B
  6.615%, due 4/21/14           1,963,667      1,925,486
Ineos US Finance LLC
  Tranche A4 Term Loan
  7.357%, due 12/17/12            768,077        727,753
  Tranche B2 Term Loan
  7.357%, due 12/16/13            237,873        230,241
  Tranche C2 Term Loan
  7.857%, due 12/16/14            237,808        230,178
ISP Chemco, Inc.
  Term Loan B
  6.78%, due 6/4/14             2,112,031      2,005,902
MacDermid, Inc.
  Term Loan B
  6.83%, due 4/12/14              832,042        788,360
Mosaic Co. (The)
  New Term Loan B
  6.625%, due 12/1/13             160,389        159,301


M-124    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
CHEMICALS, PLASTICS & RUBBER (CONTINUED)
Nalco Co.
  Term Loan B
  6.917%, due 11/4/10          $  820,527   $    805,371
Polymer Group, Inc.
  Term Loan
  7.093%, due 11/22/12            954,337        930,479
Rockwood Specialties Group,
  Inc.
  Tranche E Term Loan
  6.46%, due 7/30/12            1,964,748      1,891,616
Texas Petrochemicals L.P.
  Letter of Credit
  7.375%, due 6/27/13             311,719        298,666
  Term Loan B
  7.448%, due 6/27/13             923,525        884,852
Univar, Inc.
  Opco Term Loan
  7.887%, due 10/11/14          2,000,000      1,964,166
                                            ------------
                                              19,418,210
                                            ------------

CONTAINERS, PACKAGING & GLASS (3.4%)
Altivity Packaging LLC
  1st Lien Term Loan
  7.084%, due 6/30/13             852,920        844,036
  Delayed Draw 1st Lien Term
  Loan
  7.085%, due 6/30/13             255,205        252,546
  2nd Lien Term Loan
  9.981%, due 12/30/13            284,091        284,268
  Delayed Draw 2nd Lien
  9.981%, due 12/30/13             90,909         90,966
Berry Plastics Corp.
  Term Loan C
  7.16%, due 4/3/15             1,786,500      1,666,408
Crown Americas LLC
  Term B Dollar Loan
  6.619%, due 11/15/12          1,960,000      1,911,000
Graham Packaging Holdings Co.
  1st Lien Term Loan
  7.497%, due 10/7/11           2,684,737      2,575,670
Graphic Packaging
  International, Inc.
  Term Loan B
  7.096%, due 5/16/14           1,919,503      1,844,855
Smurfit-Stone Container
  Enterprises, Inc.
  Deposit Fund Commitment
  5.024%, due 11/1/10             443,125        432,785
  Tranche B Term Loan
  7.058%, due 11/1/11             367,734        359,153
  Tranche C Term Loan
  7.154%, due 11/1/11             600,472        586,774
  Tranche C1 Term Loan
  7.25%, due 11/1/11              139,180        136,005
Solo Cup Co.
  Term Loan B1
  8.484%, due 2/27/11             398,725        393,990
                                            ------------
                                              11,378,456
                                            ------------

DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS &
  MINERALS (1.0%)
Georgia-Pacific Corp.
  New Term Loan B
  6.836%, due 12/20/12            495,000        471,178
  Term Loan B
  6.866%, due 12/20/12          2,952,355      2,810,273
                                            ------------
                                               3,281,451
                                            ------------

DIVERSIFIED/CONGLOMERATE MANUFACTURING (2.9%)
Aearo Technologies, Inc.
  1st Lien Term Loan B
  7.08%, due 6/1/14             1,990,000      1,971,344
EnerSys Capital, Inc.
  Term Loan
  6.741%, due 3/17/11             984,949        955,401
Goodyear Engineered Products
  Delayed Draw Term Loan
  7.35%, due 7/31/14              124,687        119,180
  Term Loan B
  7.46%, due 7/31/14              872,813        834,263
Invensys International
  Holdings, Ltd.
  Term A Bonding
  6.898%, due 12/15/10          1,064,891      1,032,057
  Tranche A Term Loan
  7.244%, due 1/15/11           1,185,109      1,173,258
Mueller Water Products, Inc.
  Term Loan
  6.727%, due 5/24/14           2,404,004      2,267,777
Walter Industries, Inc.
  Term Loan
  6.73%, due 10/3/12            1,477,980      1,428,098
                                            ------------
                                               9,781,378
                                            ------------

DIVERSIFIED/CONGLOMERATE SERVICE (3.6%)
Affiliated Computer Services,
  Inc.
  Term Loan B
  6.865%, due 3/20/13           1,472,462      1,429,209
  1st Securities Repurchase
  Increase
  7.044%, due 3/20/13             744,332        722,468
Dealer Computer Services,
  Inc.
  1st Lien Term Loan
  6.843%, due 10/26/12          2,552,598      2,466,448
  2nd Lien Term Loan
  10.343%, due 10/26/13           250,000        246,250
First Data Corp.
  Term Loan B1
  7.63%, due 9/24/14            2,992,500      2,837,079

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-125

                                PRINCIPAL
                                   AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
DIVERSIFIED/CONGLOMERATE SERVICE (CONTINUED)
Sungard Data Systems, Inc.
  Term Loan
  6.898%, due 2/28/14          $2,948,935   $  2,844,186
VeriFone, Inc.
  Term Loan B
  6.71%, due 10/31/13             705,000        683,850
Verint Systems, Inc.
  Term Loan B
  7.975%, due 5/25/14             938,462        893,885
                                            ------------
                                              12,123,375
                                            ------------

ECOLOGICAL (1.7%)
Allied Waste Industries, Inc.
  Tranche A Credit-Linked
  Deposit
  5.50%, due 3/28/14              524,324        500,968
  Term Loan B
  6.586%, due 3/28/14             872,083        833,236
Big Dumpster Merger Sub, Inc.
  Delayed Draw Term Loan B
  7.08%, due 2/5/13 (b)           287,280        264,298
  Term Loan B
  7.08%, due 2/5/13 (b)           682,290        627,707
Duratek, Inc.
  Term Loan B
  7.099%, due 6/7/13              247,581        239,844
EnergySolutions LLC
  Term Loan
  7.099%, due 6/7/13              515,900        499,778
  Synthetic Letter of Credit
  7.215%, due 6/7/13               31,447         30,464
IESI Corp.
  Term Loan
  6.61%, due 1/20/12            2,000,000      1,915,000
Synagro Technologies, Inc.
  Term Loan B
  6.889%, due 3/31/14             995,000        957,687
                                            ------------
                                               5,868,982
                                            ------------

ELECTRONICS (1.3%)
Flextronics International,
  Ltd.
  Term Loan
  7.455%, due 10/1/12             997,500        972,562
Freescale Semiconductor, Inc.
  Term Loan B
  6.975%, due 11/29/13          1,486,241      1,374,153
Sensata Technologies Finance
  Co. LLC
  Term Loan
  6.761%, due 4/26/13           1,970,000      1,867,278
                                            ------------
                                               4,213,993
                                            ------------

FINANCE (2.1%)
Hertz Corp. (The)
  Letter of Credit
  4.91%, due 12/21/12             374,271        366,030
  Tranche B Term Loan
  6.894%, due 12/21/12          2,075,035      2,029,344
Rental Services Corp.
  1st Lien Term Loan
  6.988%, due 11/30/12          2,473,712      2,424,238
  2nd Lien Term Loan
  8.75%, due 11/30/13             397,920        369,403
United Rentals, Inc.
  Tranche B Credit-Linked
  Deposit
  5.322%, due 2/14/11             598,583        581,374
  Initial Term Loan
  7.11%, due 2/14/11            1,419,325      1,378,520
                                            ------------
                                               7,148,909
                                            ------------

GROCERY (1.6%)
Giant Eagle, Inc.
  Term Loan
  6.679%, due 11/7/12             434,010        431,840
Roundy's Supermarkets, Inc.
  Tranche B Term Loan
  7.91%, due 11/3/11            2,472,531      2,419,218
Supervalu, Inc.
  Term Loan B
  6.396%, due 6/1/12            2,459,962      2,406,320
                                            ------------
                                               5,257,378
                                            ------------

HEALTHCARE, EDUCATION & CHILDCARE (9.1%)
Accellent, Inc.
  Term Loan
  7.79%, due 11/22/12             478,810        426,141
Advanced Medical Optics, Inc.
  Term Loan B
  6.95%, due 4/2/14               992,500        925,506
AGA Medical Corp.
  Tranche B Term Loan
  7.211%, due 4/28/13             916,105        870,299
Alliance Imaging, Inc.
  Tranche C1 Term Loan
  7.52%, due 12/29/11           1,405,851      1,377,734
AMR HoldCo, Inc.
  Term Loan
  7.145%, due 2/10/12             902,989        877,593
Bausch and Lomb, Inc.
  Term Loan
  8.08%, due 4/24/15              800,000        796,000
Biomet, Inc.
  Term Loan B
  7.858%, due 3/25/15           1,995,000      1,971,196


M-126    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
HEALTHCARE, EDUCATION & CHILDCARE (CONTINUED)
Community Health Systems,
  Inc.
  New Term Loan B
  7.331%, due 7/25/14          $2,767,982   $  2,660,434
 vDaVita, Inc.
  Tranche B1 Term Loan
  6.555%, due 10/5/12           3,767,981      3,622,835
Fresenius Medical Care
  Holdings, Inc.
  Term Loan
  6.272%, due 3/31/13           1,808,126      1,738,707
Gentiva Health Services, Inc.
  Term Loan B
  7.006%, due 3/31/13             842,391        811,855
HCA, Inc.
  Term Loan A
  6.83%, due 11/16/12             959,091        908,647
  Term Loan B
  7.08%, due 11/18/13             990,000        952,627
Health Management Associates,
  Inc.
  Term Loan B
  6.58%, due 2/28/14            2,977,500      2,772,383
HealthSouth Corp.
  Term Loan B
  7.748%, due 3/10/13           1,167,899      1,113,008
LifePoint Hospitals, Inc.
  Term Loan B
  6.715%, due 4/15/12             721,238        685,949
Quintiles Transnational Corp.
  Term Loan B
  6.83%, due 3/31/13              982,500        944,838
Rural/Metro Operating Co. LLC
  LC Facility Deposits
  4.80%, due 3/4/11               411,765        405,588
Select Medical Corp.
  Term Loan B
  6.996%, due 2/24/12             970,057        913,066
Sun Healthcare Group, Inc.
  Synthetic Letter of Credit
  4.83%, due 4/19/14              275,862        263,448
  Delayed Draw Term Loan B
  6.973%, due 4/19/14             177,340        169,360
  Term Loan B
  7.128%, due 4/19/14           1,215,398      1,160,705
US Oncology, Inc.
  Term Loan B
  7.696%, due 8/20/11           1,963,411      1,906,963
Vanguard Health Holding Co.
  LLC
  Replacement Term Loan
  7.083%, due 9/23/11             977,724        943,503
Warner Chilcott Corp.
  Tranche C Term Loan
  6.832%, due 1/18/12             268,593        259,696
  Tranche B Term Loan
  6.846%, due 1/18/12             999,213        966,115
                                            ------------
                                              30,444,196
                                            ------------

HOME & OFFICE FURNISHINGS, HOUSEWARES, & DURABLE
  CONSUMER PRODUCTS (1.2%)
Jarden Corp.
  Term Loan B2
  6.58%, due 1/24/12              729,989        703,629
Sealy Mattress Co.
  Term Loan E
  6.359%, due 8/25/12             750,000        735,000
Simmons Bedding Co.
  Tranche D Term Loan
  7.108%, due 12/19/11          2,764,482      2,622,802
                                            ------------
                                               4,061,431
                                            ------------

HOTELS, MOTELS, INNS & GAMING (1.2%)
Penn National Gaming, Inc.
  Term Loan B
  6.71%, due 10/3/12            2,456,074      2,421,961
Venetian Casino Resort
  LLC/Las Vegas
  Sands, Inc.
  Term Loan B
  6.58%, due 5/23/14            1,592,000      1,489,967
                                            ------------
                                               3,911,928
                                            ------------

LEISURE, AMUSEMENT, MOTION PICTURES,
  ENTERTAINMENT (4.1%)
Affinity Group, Inc.
  Term Loan
  7.455%, due 6/24/09 (b)         478,170        468,009
AMC Entertainment, Inc.
  Term Loan
  6.615%, due 1/26/13             980,000        936,665
Bombardier Recreational
  Products, Inc.
  Term Loan
  7.701%, due 6/28/13           1,367,089      1,311,266
Cedar Fair, L.P.
  U.S. Term Loan
  6.845%, due 8/30/12           1,970,000      1,862,389
Cinemark USA, Inc.
  Term Loan
  6.668%, due 10/5/13           1,967,297      1,858,173
Easton-Bell Sports, Inc.
  Tranche B Term Loan
  6.851%, due 3/16/12           1,965,000      1,876,575

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-127

                                PRINCIPAL
                                   AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
LEISURE, AMUSEMENT, MOTION PICTURES,
  ENTERTAINMENT (CONTINUED)
Metro-Goldwyn-Mayer Studios,
  Inc.
  Tranche B Term Loan
  8.108%, due 4/8/12           $  982,500   $    908,589
Regal Cinemas Corp.
  Term Loan
  6.33%, due 10/27/13           2,440,508      2,313,213
Six Flags Theme Parks, Inc.
  Tranche B Term Loan
  7.25%, due 4/30/15              995,000        910,978
Wimar Opco LLC
  Term Loan B
  8.50%, due 1/3/12               551,968        548,978
WMG Acquisition Corp.
  Term Loan
  7.071%, due 2/28/11             976,313        931,769
                                            ------------
                                              13,926,604
                                            ------------

MACHINERY (2.5%)
Baldor Electric Co.
  Term Loan B
  6.963%, due 1/31/14           2,728,225      2,674,798
Colfax Corp.
  New Term Loan B
  7.021%, due 12/19/11            492,507        483,888
 vFlowserve Corp.
  Term Loan B
  6.403%, due 8/10/12           2,940,675      2,854,904
Gleason Corp.
  1st Lien Term Loan
  6.848%, due 6/30/13             920,750        872,411
RBS Global, Inc.
  Term Loan B2
  7.401%, due 7/21/13             557,048        539,640
  Term Loan B
  7.583%, due 7/19/13             934,426        905,225
                                            ------------
                                               8,330,866
                                            ------------

MINING, STEEL, IRON & NON-PRECIOUS METALS (1.8%)
Aleris International, Inc.
  New Term Loan B
  7.00%, due 12/19/13           1,980,006      1,796,856
Magnum Coal Co.
  Funded Letter of Credit
  8.10%, due 3/21/13               90,909         81,818
  Term Loan
  8.10%, due 3/21/13              893,182        803,864
Novelis, Inc.
  New CAD Term Loan
  6.83%, due 7/6/14             1,161,422      1,088,833
  New U.S. Term Loan
  6.83%, due 7/6/14             1,316,103      1,233,847
Tube City IMS Corp.
  Synthetic Letter of Credit
  4.73%, due 1/25/14              108,108        103,964
  Term Loan
  7.08%, due 1/25/14              885,203        851,270
                                            ------------
                                               5,960,452
                                            ------------

OIL & GAS (1.8%)
Dresser, Inc.
  Term Loan
  7.446%, due 5/4/14              407,578        389,644
Energy Transfer Equity, L.P.
  Term Loan B
  6.648%, due 11/1/12           2,000,000      1,958,500
 vKinder Morgan, Inc.
  Term Loan B
  6.35%, due 5/30/14            2,934,394      2,913,304
Targa Resources, Inc.
  Synthetic Letter of Credit
  4.705%, due 10/31/12            291,106        283,974
  Term Loan
  6.903%, due 10/31/12            518,824        506,113
                                            ------------
                                               6,051,535
                                            ------------

PERSONAL & NONDURABLE CONSUMER PRODUCTS (1.4%)
ACCO Brands Corp.
  U.S. Term Loan
  6.792%, due 8/17/12             757,263        726,026
Chattem, Inc.
  Term Loan B
  6.974%, due 1/2/13              482,500        475,263
JohnsonDiversey, Inc.
  New Term Loan B
  6.878%, due 12/16/11          1,473,506      1,440,352
Mega Bloks, Inc.
  Term Loan B
  7.25%, due 7/26/12              977,500        879,750
Visant Corp.
  Term Loan C
  6.718%, due 12/21/11          1,197,540      1,172,092
                                            ------------
                                               4,693,483
                                            ------------

PERSONAL TRANSPORTATION (0.4%)
United Airlines, Inc.
  Term Loan B
  7.125%, due 2/1/14            1,427,272      1,330,138
                                            ------------



M-128    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
PERSONAL, FOOD & MISCELLANEOUS SERVICES (1.1%)
Aramark Corp.
  Synthetic Letter of Credit
  5.198%, due 1/27/14          $  249,973   $    237,381
 v  Term Loan
  6.83%, due 1/27/14            3,538,345      3,360,101
                                            ------------
                                               3,597,482
                                            ------------

PRINTING & PUBLISHING (5.0%)
Cenveo Corp.
  Delayed Draw Term Loan
  6.66%, due 6/21/13               27,379         26,113
  Term Loan C
  6.66%, due 6/21/13            1,814,104      1,730,202
Dex Media East LLC
  Replacement Term Loan
  7.02%, due 10/24/14             815,000        807,020
Dex Media West LLC
  Tranche B1 Term Loan
  6.378%, due 3/9/10              926,606        904,599
Hanley Wood LLC
  New Term Loan B
  7.488%, due 3/8/14            1,923,427      1,533,933
 vIdearc, Inc.
  Term Loan B
  6.83%, due 11/17/14           3,469,975      3,301,209
MediaNews Group, Inc.
  Term Loan C
  7.08%, due 8/2/13               492,500        458,025
Merrill Communications LLC
  Term Loan
  7.086%, due 5/15/11           1,967,462      1,888,764
New Publishing Acquisition,
  Inc.
  Tranche B Term Loan
  7.13%, due 8/5/12             1,115,625      1,026,375
Nielsen Finance LLC
  Dollar Term Loan
  7.276%, due 8/9/13            2,473,720      2,342,133
Penton Media, Inc.
  Term Loan B
  7.234%, due 2/1/13            1,240,625      1,119,664
R.H. Donnelley, Inc.
  Tranche D2 Term Loan
  6.514%, due 6/30/11             987,022        954,203
Tribune Co.
  Term Loan B
  7.91%, due 5/19/14              995,000        843,511
                                            ------------
                                              16,935,751
                                            ------------

RETAIL STORE (2.8%)
Eye Care Centers of America,
  Inc.
  Term Loan B
  7.605%, due 3/1/12              991,419        966,634
Michaels Stores, Inc.
  New Term Loan B
  7.614%, due 10/31/13          2,238,693      2,052,474
Neiman Marcus Group, Inc.
  (The)
  Term Loan B
  6.939%, due 4/6/13            2,564,565      2,463,052
Pantry, Inc. (The)
  Term Loan B
  6.60%, due 5/15/14              773,889        719,717
Petco Animal Supplies, Inc.
  Term Loan B
  7.328%, due 10/25/13          2,069,890      1,978,902
Yankee Candle Co., Inc. (The)
  Term Loan B
  6.86%, due 2/6/14             1,384,904      1,290,557
                                            ------------
                                               9,471,336
                                            ------------

TELECOMMUNICATIONS (3.3%)
Alltel Communications, Inc.
  Term Loan B3
  7.778%, due 5/15/15           1,995,000      1,919,910
Centennial Cellular
  Operating, Co. LLC
  Term Loan
  6.848%, due 2/9/11            1,930,632      1,877,138
 vMetroPCS Wireless, Inc.
  Term Loan B
  7.165%, due 11/4/13           2,974,950      2,854,298
PanAmSat Corp.
  Term Loan B2
  7.225%, due 1/3/14            1,485,000      1,454,504
Telesat
  U.S. Delayed Draw Term Loan
  1.933%, due 10/31/14 (c)          5,249          5,115
  U.S. Term Loan B
  7.948%, due 10/31/14            921,260        897,653
Windstream Corp.
  Tranche B1 Term Loan
  6.714%, due 7/17/13           1,990,000      1,950,510
                                            ------------
                                              10,959,128
                                            ------------

TEXTILES & LEATHER (0.6%)
Springs Windows Fashions LLC
  Term Loan B
  7.625%, due 12/31/12 (b)        468,483        433,346
St. Johns Knits
  International, Inc.
  Term Loan B
  7.843%, due 3/23/12           1,047,422      1,026,473

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-129

                                PRINCIPAL
                                   AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
TEXTILES & LEATHER (CONTINUED)
William Carter Co. (The)
  Term Loan
  6.431%, due 7/14/12          $  738,626   $    712,774
                                            ------------
                                               2,172,593
                                            ------------

UTILITIES (7.2%)
AES Corp.
  Term Loan
  7.095%, due 8/10/11           1,000,000        986,250
Boston Generating LLC
  Revolving Credit Commitment
  5.198%, due 12/20/13            120,784        116,104
  Synthetic Letter of Credit
  5.198%, due 12/20/13            431,371        414,655
  1st Lien Term Loan
  7.448%, due 12/20/13          1,480,299      1,422,938
Coleto Creek Power, L.P.
  Synthetic Letter of Credit
  5.098%, due 6/28/13             579,618        554,984
  Term Loan
  7.58%, due 6/28/13            1,138,732      1,090,336
Covanta Energy Corp.
  Funded Letter of Credit
  4.603%, due 2/10/14             494,845        469,691
  Term Loan B
  6.707%, due 2/10/14             997,616        946,904
Dynegy Holdings, Inc.
  Synthetic Letter of Credit
  6.355%, due 4/2/13            2,425,532      2,272,925
  Term Loan B
  6.752%, due 4/2/13               74,282         69,608
InfrastruX Group, Inc.
  Delayed Draw Term Loan
  9.345%, due 11/5/12             777,752        723,309
KGen LLC
  1st Lien Term Loan
  6.625%, due 2/8/14              464,063        431,578
  Synthetic Letter of Credit
  6.625%, due 2/8/14              281,250        261,562
LS Power Acquisition Co.
  Term Loan B
  6.85%, due 5/1/14               393,771        389,341
Mackinaw Power Holdings LLC
  Term Loan B
  6.411%, due 6/22/15           1,500,000      1,428,750
Mirant North America LLC
  Term Loan
  6.595%, due 1/3/13            2,022,617      1,933,043
NRG Energy, Inc.
  Synthetic Letter of Credit
  6.48%, due 2/1/13               966,379        920,839
  Term Loan B
  6.573%, due 2/1/13            2,093,108      1,994,470
TPF Generation Holdings LLC
  Synthetic Revolver
  5.098%, due 12/16/11             94,479         90,729
  Synthetic Letter of Credit
  5.098%, due 12/16/13            301,388        289,427
  Term Loan B
  6.83%, due 12/15/13           1,527,480      1,466,858
  2nd Lien Term Loan C
  9.08%, due 12/15/14             500,000        469,375
TPF II LC LLC
  Term Loan B
  7.949%, due 10/15/14          1,000,000        990,000
TXU Corp.
  Term Loan B2
  8.396%, due 10/10/14          2,000,000      1,962,502
  Term Loan B3
  8.396%, due 10/10/14            997,500        979,760
USPF Holdings LLC
  Synthetic Letter of Credit
  6.58%, due 4/11/14              300,000        280,500
  Term Loan
  6.963%, due 4/11/14           1,194,000      1,116,390
                                            ------------
                                              24,072,828
                                            ------------
Total Floating Rate Loans
  (Cost $302,533,913)                        289,507,925
                                            ------------



FOREIGN FLOATING RATE LOANS (3.6%) (a)
--------------------------------------------------------

CHEMICALS, PLASTICS & RUBBER (1.4%)
Brenntag Holding GmbH and Co.
  Acquisition Term Loan
  7.387%, due 1/20/14             392,727        373,746
  Term Loan B2
  7.387%, due 1/20/14           1,607,273      1,529,588
Invista B.V.
  Tranche B1 Term Loan
  6.33%, due 4/29/11            1,307,939      1,264,886
  Tranche B2 Term Loan
  6.33%, due 4/29/11              601,033        581,249
Lucite International US
  Finco, Ltd.
  Delayed Draw Term Loan B2
  7.10%, due 7/8/13               258,244        246,462
  Term Loan B1
  7.10%, due 7/8/13               729,351        696,074
                                            ------------
                                               4,692,005
                                            ------------



M-130    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT          VALUE
FOREIGN FLOATING RATE LOANS (CONTINUED)
FINANCE (0.4%)
Ashtead Group PLC
  Term Loan
  6.688%, due 8/31/11          $1,485,000   $  1,418,175
                                            ------------


HOME & OFFICE FURNISHINGS, HOUSEWARES, & DURABLE
  CONSUMER PRODUCTS (0.1%)
Sunbeam Corp. (Canada), Ltd.
  Term Loan
  6.58%, due 1/24/12              324,544        314,808
                                            ------------


PRINTING & PUBLISHING (0.7%)
Yell Group PLC
  Term Loan B1
  6.845%, due 10/27/12          2,500,000      2,390,235
                                            ------------


RETAIL STORE (0.4%)
Dollarama Group, L.P.
  Replacement Term Loan B
  6.71%, due 11/18/11           1,473,833      1,427,776
                                            ------------


TELECOMMUNICATIONS (0.6%)
Intelsat Subsidiary Holding
  Co.
  Tranche B Term Loan
  7.225%, due 7/3/13            1,973,759      1,953,035
                                            ------------
Total Foreign Floating Rate
  Loans
  (Cost $12,697,732)                          12,196,034
                                            ------------
Total Long-Term Investments
  (Cost $315,731,645)                        302,178,959
                                            ------------



SHORT-TERM INVESTMENTS (8.1%)
--------------------------------------------------------

COMMERCIAL PAPER (2.6%)
Florida Power & Light Co.
  4.27%, due 1/10/08            2,800,000      2,797,011
Praxair, Inc.
  4.50%, due 1/3/08             3,000,000      2,999,250
Washington Gas Light Co.
  4.30%, due 1/4/08             3,000,000      2,998,925
                                            ------------
Total Commercial Paper
  (Cost $8,795,186)                            8,795,186
                                            ------------

FEDERAL AGENCIES (2.7%)
Farmer Mac (Discount Note)
  4.20%, due 1/11/08            3,000,000      2,996,500
Federal Home Loan (Discount
  Notes)
  4.24%, due 1/7/08             3,000,000      2,997,880
  4.31%, due 1/16/08            3,000,000      2,994,612
                                            ------------
Total Federal Agencies
  (Cost $8,988,992)                            8,988,992
                                            ------------

REPURCHASE AGREEMENT (2.8%)
Wachovia Capital Markets LLC
  4.30%, dated 12/31/07
  due 1/2/07
  Proceeds at Maturity
  $9,262,212 (Collateralized
  by various U.S. Government
  agencies with rates between
  3.25%-5.99% and maturity
  dates between
  9/26/08-4/17/25, with a
  Principal Amount of
  $9,114,000 and a Market
  Value of $9,445,664)          9,260,000      9,260,000
                                            ------------
Total Repurchase Agreement
  (Cost $9,260,000)                            9,260,000
                                            ------------
Total Short-Term Investments
  (Cost $27,044,178)                          27,044,178
                                            ------------




Total Investments
  (Cost $342,775,823) (d)          98.1%   329,223,137
Cash and Other Assets,
  Less Liabilities                  1.9      6,309,111
                                  -----   ------------
Net Assets                        100.0%  $335,532,248
                                  =====   ============





(a)  Floating Rate Loan--generally pays
     interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at December 31, 2007. Floating Rate Loans are generally considered restrictive in that the
     Portfolio is ordinarily contractually
     obligated to receive consent from the
     Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan.
(b) Illiquid security. The total market value of these securities at December 31, 2007 is $3,698,593, which represents 1.1% of the Portfolio's net assets.
(c) This security has additional commitments and contingencies. Principal amount and value exclude unfunded commitment.
(d)  At December 31, 2007, cost is
     $342,775,823 for federal income tax
     purposes and net unrealized depreciation is as follows:



Gross unrealized appreciation       $      3,978
Gross unrealized depreciation        (13,556,664)
                                    ------------
Net unrealized depreciation         $(13,552,686)
                                    ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-131

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in securities, at value
  (identified cost $342,775,823)     $329,223,137
Cash                                    3,080,625
Receivables:
  Interest                              2,226,270
  Fund shares sold                        722,762
  Investment securities sold              685,930
Other assets                                  586
                                     ------------
     Total assets                     335,939,310
                                     ------------
LIABILITIES:
Unrealized depreciation on unfunded
  commitments                              55,500
Payables:
  Manager (See Note 3)                    170,025
  NYLIFE Distributors (See Note 3)         59,413
  Professional fees                        55,692
  Shareholder communication                40,106
  Custodian                                 7,257
  Directors                                   162
  Fund shares redeemed                          3
Accrued expenses                           18,904
                                     ------------
     Total liabilities                    407,062
                                     ------------
Net assets                           $335,532,248
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    354,312
Additional paid-in capital            349,970,643
                                     ------------
                                      350,324,955
Accumulated undistributed net
  investment income                           455
Accumulated net realized loss on
  investments                          (1,184,976)
Net unrealized depreciation on
  investments                         (13,552,686)
Net unrealized depreciation on
  unfunded commitments                    (55,500)
                                     ------------
Net assets                           $335,532,248
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 55,132,467
                                     ============
Shares of capital stock outstanding     5,821,866
                                     ============
Net asset value per share
  outstanding                        $       9.47
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $280,399,781
                                     ============
Shares of capital stock outstanding    29,609,292
                                     ============
Net asset value per share
  outstanding                        $       9.47
                                     ============







M-132    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Interest                            $ 22,970,205
                                      ------------
EXPENSES:
  Manager (See Note 3)                   1,905,002
  Distribution and service--Service
     Class
     (See Note 3)                          678,875
  Professional fees                        100,080
  Shareholder communication                 61,406
  Directors                                 17,227
  Custodian                                  5,304
  Miscellaneous                             43,028
                                      ------------
     Total expenses                      2,810,922
                                      ------------
Net investment income                   20,159,283
                                      ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments          (638,593)
Net change in unrealized
  depreciation on investments and
  unfunded commitments                 (13,149,078)
                                      ------------
Net realized and unrealized loss on
  investments                          (13,787,671)
                                      ------------
Net increase in net assets
  resulting from operations           $  6,371,612
                                      ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-133

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006



                                                   2007             2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income                     $ 20,159,283     $ 12,612,313
 Net realized loss on investments              (638,593)        (254,589)
 Net change in unrealized depreciation
  on investments and unfunded
  commitments                               (13,149,078)        (607,065)
                                           -----------------------------
 Net increase in net assets resulting
  from operations                             6,371,612       11,750,659
                                           -----------------------------
Dividends to shareholders:
 From net investment income:
    Initial Class                            (3,019,947)      (2,353,230)
    Service Class                           (17,143,136)     (10,254,828)
                                           -----------------------------
 Total dividends to shareholders            (20,163,083)     (12,608,058)
                                           -----------------------------

Capital share transactions:
 Net proceeds from sale of shares           175,585,654      193,147,326
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends                                  20,163,083       12,607,143
 Cost of shares redeemed                    (130,849,6-
                                                     32)     (38,060,020)
                                           -----------------------------
    Increase in net assets derived from
     capital share transactions              64,899,105      167,694,449
                                           -----------------------------
    Net increase in net assets               51,107,634      166,837,050

NET ASSETS:
Beginning of year                           284,424,614      117,587,564
                                           -----------------------------
End of year                                $335,532,248     $284,424,614
                                           =============================
Accumulated undistributed net investment
 income at end of year                     $        455     $      4,255
                                           =============================








M-134    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-135

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                              INITIAL CLASS
                                   ----------------------------------
                                                            MAY 2,
                                                            2005(a)
                                       YEAR ENDED           THROUGH
                                      DECEMBER 31,       DECEMBER 31,
                                   ----------------------------------

                                     2007       2006         2005

Net asset value at beginning of
  period                           $  9.86    $  9.91       $ 10.00
                                   -------    -------       -------
Net investment income                 0.64       0.62          0.32
Net realized and unrealized loss
  on investments                     (0.39)     (0.05)        (0.09)
                                   -------    -------       -------
Total from investment operations      0.25       0.57          0.23
                                   -------    -------       -------
Less dividends:
  From net investment income         (0.64)     (0.62)        (0.32)
                                   -------    -------       -------
Net asset value at end of period   $  9.47    $  9.86       $  9.91
                                   =======    =======       =======
Total investment return               2.60%      5.99%         2.10%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income               6.57%      6.37%         4.76%+
  Net expenses                        0.67%      0.70%         0.84%+
Portfolio turnover rate                  9%         6%           11%
Net assets at end of period (in
  000's)                           $55,132    $51,569       $25,060




(a)  Commencement of operations.
(b)  Total return is not annualized.
+    Annualized.





M-136    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            SERVICE CLASS
         --------------------------------------------------
                                                  MAY 2,
                                                  2005(a)
                                                  THROUGH
               YEAR ENDED DECEMBER 31,         DECEMBER 31,
         --------------------------------------------------

                 2007               2006           2005

               $   9.86           $   9.91        $ 10.00
               --------           --------        -------
                   0.61               0.60           0.31
                  (0.39)             (0.05)         (0.09)
               --------           --------        -------
                   0.22               0.55           0.22
               --------           --------        -------

                  (0.61)             (0.60)         (0.31)
               --------           --------        -------
               $   9.47           $   9.86        $  9.91
               ========           ========        =======
                   2.34%              5.73%          1.91%(b)

                   6.32%              6.12%          4.51%+
                   0.92%              0.95%          1.09%+
                      9%                 6%            11%
               $280,400           $232,856        $92,528




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-137

MAINSTAY VP GOVERNMENT PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      FIVE         TEN
TOTAL RETURNS                YEAR    YEARS(1)    YEARS(1)
---------------------------------------------------------
After Portfolio operating
  expenses                   6.69%     3.65%       5.35%




                                            (After Portfolio operating expenses)

                                                         LEHMAN BROTHERS
                                      MAINSTAY VP        GOVERNMENT BOND
                                 GOVERNMENT PORTFOLIO         INDEX
                                 --------------------    ---------------
12/31/97                                 10000                10000
                                         10900                10985
                                         10710                10740
                                         12019                12162
                                         12817                13042
                                         14079                14541
                                         14345                14883
                                         14822                15401
                                         15174                15809
                                         15790                16359
12/31/07                                 16846                17775






SERVICE CLASS(2)                                                 AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      FIVE         TEN
TOTAL RETURNS                YEAR    YEARS(1)    YEARS(1)
---------------------------------------------------------
After Portfolio operating
  expenses                   6.42%     3.39%       5.09%



                                            (After Portfolio operating expenses)


                                                 LEHMAN BROTHERS
                              MAINSTAY VP        GOVERNMENT BOND
                         GOVERNMENT PORTFOLIO         INDEX
                         --------------------    ---------------
12/31/97                         10000                10000
                                 10872                10985
                                 10657                10740
                                 11929                12162
                                 12690                13042
                                 13905                14541
                                 14132                14883
                                 14566                15401
                                 14870                15809
                                 15435                16359
12/31/07                         16426                17775







 BENCHMARK PERFORMANCE          ONE              FIVE     TEN
                               YEAR             YEARS    YEARS
--------------------------------------------------------------
Lehman Brothers(R) Government
  Bond Index*                  8.66%             4.10%    5.92%



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 3.61% and 5.33% for Initial Class shares and 3.37% and 5.08% for Service Class shares for the five-year and ten-year periods, respectively.

2. Performance for Service Class shares, first offered 6/4/03, includes the historical performance of Initial Class shares from 1/1/98 through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




M-138    MainStay VP Government Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)
INITIAL CLASS                  $1,000.00       $1,059.90        $2.91          $1,022.20         $2.85
--------------------------------------------------------------------------------------------------------

SERVICE CLASS                  $1,000.00       $1,058.65        $4.20          $1,020.95         $4.13
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.56% for Initial Class and 0.81% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).


                                                  www.mainstayfunds.com    M-139

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies              88.1%
Short-Term Investments (collateral from
  securities lending is 3.1%)                    5.7
Mortgage-Backed Securities                       4.2
Asset-Backed Securities                          2.4%
Corporate Bonds                                  1.5
Municipal Bond                                   0.5
Liabilities in Excess of Cash and Other
  Assets                                        (2.4)





See Portfolio of Investments on page M-143 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  United States Treasury Note, 4.375%, due
        11/15/08
    2.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Security), 5.50%, due 1/1/33
    3.  Federal National Mortgage Association
        (Mortgage Pass-Through Security), 4.50%, due 7/1/18
    4.  Federal National Mortgage Association
        (Mortgage Pass-Through Security), 5.50%, due 6/1/33
    5.  United States Treasury Bond, 6.25%, due
        5/15/30
    6.  United States Treasury Note, 4.125%, due
        8/31/12
    7.  Federal National Mortgage Association
        (Mortgage Pass-Through Security), 4.50%, due 11/1/18
    8.  United States Treasury Bond, 6.875%, due
        8/15/25
    9.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Security), 5.00%, due 6/1/33
   10.  Federal National Mortgage Association
        (Mortgage Pass-Through Security), 5.00%, due 11/1/17







M-140    MainStay VP Government Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JOSEPH PORTERA AND GARY GOODENOUGH OF MACKAY
SHIELDS LLC.

HOW DID MAINSTAY VP GOVERNMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007, MainStay VP Government Portfolio returned 6.69% for Initial Class shares and 6.42% for Service Class shares. Over the same period, both share classes underperformed the 7.24% return of the average Lipper* Variable Products General U.S. Government Portfolio and the 8.66% return of the Lehman Brothers(R) Government Bond Index.* The Lehman Brothers(R) Government Bond Index is the Portfolio's broad-based securities-market index.

DURING THE REPORTING PERIOD, HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO ITS PEERS?

In an effort to maximize yield per unit of duration in the Portfolio,(1) we de-emphasized Treasury securities relative to our assessment of holdings in the median Lipper peer portfolio. Instead, we placed greater emphasis on single- and multifamily residential mortgage-backed securities and debentures issued or guaranteed by government housing enterprises. These overweight positions helped the Portfolio maintain a yield advantage relative to its peers. We invested around the core with no more than a 10% allocation to non-government-related securities, diversified among asset-backed securities, commercial mortgage-backed securities and corporate bonds. These noncore allocations helped diversify the Portfolio and provided additional sources of incremental yield.

During 2007, we held the Portfolio's duration close to our estimate of the duration of the median Lipper peer portfolio. By doing so, we sought to neutralize the impact of changing Treasury yields on the Portfolio's peer ranking.

The Portfolio held a relatively modest allocation to Treasury Inflation-Protected Securities (TIPS) during 2007. This positioning detracted from the Portfolio's performance relative to peer portfolios with higher TIPS allocations. As the price of crude oil rose, TIPS traded higher and outperformed nominal Treasurys.

HOW DID YOU SEEK TO ENHANCE THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

Trading activity was modest during the reporting period. During the first half of 2007, most trades involved the reinvestment of principal prepayments back into the sector to maintain a stable allocation to mortgage-backed securities. As rates rose and volatility increased in the second half, we began to trim our mortgage-backed security allocation by allowing prepayments to run off into cash. We also sold several of the Portfolio's positions in asset-backed securities when we saw little opportunity for further spread contraction.(2)

Our tactical trades during 2007, such as expanding the Portfolio's exposure to callable agency debentures, capitalized on the steeper yield curve and the shift toward lower yields.

Yields declined across the yield curve in 2007. The larger changes were among shorter-dated U.S. Treasury securities, while declines on longer-term Treasurys were more modest. This combination caused a steepening in the Treasury yield curve as investors in longer-maturity Treasurys demanded greater compensation when buying duration, while short-maturity buyers tried to anticipate Federal Open Market Committee cuts in the targeted federal funds rate.

During the reporting period, the Portfolio's callable agency debentures served their intended purpose as higher-yielding substitutes for short-duration Treasurys. The Portfolio's allocation to Treasury securities, on the other hand, provided a measure of stability during periods of market choppiness.


Investments in the Portfolio are not guaranteed, even though some of the Portfolio's holdings are guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio may invest in derivatives, such as mortgage-related and asset-backed securities, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls and when-issued transactions also presents certain risks.

1. Duration is a measure of the price sensitivity of fixed-income investments to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

                                                  www.mainstayfunds.com    M-141

WHAT OTHER STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD AND HOW DID THEY AFFECT PORTFOLIO PERFORMANCE?

The Portfolio was overweight mortgage-backed securities that were backed by 15-year term loans and had cash-flow profiles amenable to a steeper yield curve. The Portfolio had a lighter allocation to higher-coupon mortgage-backed securities than its peers, and this positioning may have detracted from results during 2007.

Homeowners had fewer refinancing options during 2007. Tighter underwriting standards and slower home equity growth led to a moderation in turnover of residential properties. Declining prepayment rates proved favorable for the Portfolio's interest-only mortgage-backed securities, which tend to rise in value as their principal base is preserved. The Portfolio also benefited from modest direct exposure to securitizations of subprime residential mortgages. The impact on the Portfolio was minimal.



THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP GOVERNMENT PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.


M-142    MainStay VP Government Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2007



                                PRINCIPAL
                                   AMOUNT          VALUE
LONG-TERM BONDS (96.7%)+
ASSET-BACKED SECURITIES (2.4%)
--------------------------------------------------------

CONSUMER LOANS (0.6%)
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23         $ 1,650,000   $  1,628,735
                                            ------------


CREDIT CARDS (0.3%)
Chase Issuance Trust
  Series 2006-C4, Class C4
  5.318%, due 1/15/14 (a)         855,000        804,361
                                            ------------


DIVERSIFIED FINANCIAL SERVICES (0.8%)
Massachusetts RRB Special
  Purpose Trust
  Series 2001-1, Class A
  6.53%, due 6/1/15             1,818,562      1,912,188
                                            ------------


ELECTRIC (0.1%)
Public Service New Hampshire
  Funding LLC Pass-Through
  Certificates
  Series 2002-1, Class A
  4.58%, due 2/1/10               101,294        101,313
                                            ------------


HOME EQUITY (0.6%)
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (b)         665,000        636,253
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)       1,025,000      1,006,945
                                            ------------
                                               1,643,198
                                            ------------
Total Asset-Backed
  Securities
  (Cost $6,112,501)                            6,089,795
                                            ------------



CORPORATE BONDS (1.5%)
--------------------------------------------------------

INSURANCE (0.4%)
Fund American Cos., Inc.
  5.875%, due 5/15/13           1,000,000      1,002,158
                                            ------------


MEDIA (1.1%)
TCI Communications, Inc.
  8.75%, due 8/1/15             2,560,000      2,977,805
                                            ------------
Total Corporate Bonds
  (Cost $4,024,505)                            3,979,963
                                            ------------



MORTGAGE-BACKED SECURITIES (4.2%)
--------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (4.2%)
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45          1,630,000      1,627,198
Citigroup Commercial
  Mortgage Trust
  Series 2005-EMG, Class A1
  4.154%, due 9/20/51 (c)         335,730        332,518
  Series 2004-C2, Class A5
  4.733%, due 10/15/41          3,000,000      2,945,456
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-AR6, Class 1A1
  6.059%, due 8/25/36 (a)       1,616,543      1,634,233
Commercial Mortgage
  Pass-Through Certificates
  Series 2006-C7, Class A4
  5.961%, due 6/10/46 (a)         530,000        548,944
Credit Suisse Mortgage
  Capital Certificates
  Series 2006-C4, Class AJ
  5.538%, due 9/15/39 (a)       1,320,000      1,248,220
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (c)        530,000        517,173
GS Mortgage Securities Corp.
  II
  Series 2001-ROCK, Class A1
  6.22%, due 5/3/18 (c)         1,202,677      1,232,901
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  4.51%, due 2/25/42
  (a)(c)(d)                       910,000        870,761
                                            ------------
Total Mortgage-Backed
  Securities
  (Cost $11,121,129)                          10,957,404
                                            ------------




 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-143

                                PRINCIPAL
                                   AMOUNT          VALUE
MUNICIPAL BOND (0.5%)
--------------------------------------------------------

TEXAS (0.5%)
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)      $ 1,280,000   $  1,303,974
                                            ------------
Total Municipal Bond
  (Cost $1,287,537)                            1,303,974
                                            ------------



U.S. GOVERNMENT & FEDERAL AGENCIES (88.1%)
--------------------------------------------------------

FANNIE MAE
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.7%)
  Series 2006-B1, Class AB
  6.00%, due 6/25/16            1,817,882      1,844,125
                                            ------------

FANNIE MAE GRANTOR TRUST
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.4%)
  Series 2003-T1, Class B
  4.491%, due 11/25/12          2,660,000      2,658,727
  Series 1998-M6, Class A2
  6.32%, due 8/15/08 (e)          898,492        898,902
                                            ------------
                                               3,557,629
                                            ------------

FANNIE MAE STRIP
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.2%)
  Series 360, Class 2, IO
  5.00%, due 8/1/35 (f)         2,056,290        503,341
  Series 361, Class 2, IO
  6.00%, due 10/1/35 (f)          388,019         85,375
                                            ------------
                                                 588,716
                                            ------------

FEDERAL HOME LOAN BANK (3.5%)
  5.125%, due 8/14/13           3,725,000      3,926,444
  5.50%, due 7/15/36            4,600,000      5,036,683
                                            ------------
                                               8,963,127
                                            ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (4.5%)
  3.625%, due 9/15/08           3,530,000      3,514,493
  4.75%, due 11/17/15           1,395,000      1,437,854
  5.40%, due 7/16/09            5,000,000      5,041,815
  6.00%, due 6/5/17             1,500,000      1,512,150
                                            ------------
                                              11,506,312
                                            ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (12.1%)
  3.00%, due 8/1/10             1,748,766      1,695,093
  4.304%, due 3/1/35 (a)          152,268        150,762
  5.00%, due 1/1/20             3,172,156      3,177,927
 v  5.00%, due 6/1/33           6,601,805      6,456,600
  5.00%, due 8/1/33             3,212,882      3,139,603
  5.00%, due 5/1/36             2,534,673      2,473,647
  5.50%, due 1/1/21             2,516,494      2,547,565
 v  5.50%, due 1/1/33          10,125,325     10,122,427
  5.66%, due 2/1/37 (a)           903,926        914,463
  6.50%, due 4/1/37               737,921        758,535
                                            ------------
                                              31,436,622
                                            ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.0%)
  5.50%, due 1/18/12            1,300,000      1,300,961
  6.50%, due 2/1/38             1,323,000      1,358,761
                                            ------------
                                               2,659,722
                                            ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (34.6%)
 v  4.50%, due 7/1/18           9,583,821      9,429,743
 v  4.50%, due 11/1/18          7,094,002      6,979,952
 v  5.00%, due 11/1/17          5,741,782      5,755,606
  5.00%, due 9/1/20               683,941        684,611
  5.00%, due 1/1/36             5,273,790      5,148,656
  5.00%, due 2/1/36             2,071,457      2,022,306
  5.00%, due 5/1/36             1,409,435      1,375,992
  5.00%, due 6/1/36               729,589        712,037
  5.284%, due 4/1/34 (a)        1,054,103      1,065,795
  5.50%, due 11/1/17            3,773,357      3,830,408
  5.50%, due 6/1/19             2,166,340      2,196,666
  5.50%, due 11/1/19            2,178,811      2,209,311
  5.50%, due 4/1/21             4,922,281      4,987,959
  5.50%, due 6/1/21             1,049,277      1,063,010
 v  5.50%, due 6/1/33           9,047,996      9,054,705
  5.50%, due 12/1/33            4,257,290      4,260,447
  5.50%, due 6/1/34             2,252,716      2,252,840
  5.50%, due 4/1/36             1,007,190      1,006,575
  5.50%, due 7/1/37               932,706        931,655
  6.00%, due 12/1/16              249,889        256,120
  6.00%, due 1/1/33             1,364,951      1,390,597
  6.00%, due 3/1/33             1,451,805      1,477,197
  6.00%, due 9/1/34               190,264        193,472
  6.00%, due 9/1/35             3,210,964      3,262,879
  6.00%, due 10/1/35              456,544        463,874
  6.00%, due 4/1/36             4,777,797      4,854,505
  6.00%, due 6/1/36             5,458,491      5,544,155
  6.00%, due 11/1/36            3,553,537      3,609,305
  6.00%, due 4/1/37             1,203,699      1,212,316
  6.50%, due 10/1/31              439,301        454,274
  6.50%, due 7/1/32               207,293        214,301
  6.50%, due 2/1/37               960,734        987,573
  6.50%, due 8/1/47 (d)           863,602        877,368
                                            ------------
                                              89,766,210
                                            ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATION) (1.2%)
  Series 2006-32, Class A
  5.079%, due 1/16/30           3,139,157      3,159,932
                                            ------------



M-144    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (3.6%)
  5.00%, due 4/15/34          $ 5,583,515   $  5,503,709
  6.00%, due 8/15/32              971,739        997,087
  6.00%, due 10/15/32           1,481,446      1,519,453
  6.50%, due 7/15/28              162,684        168,873
  6.50%, due 8/15/28              226,761        235,482
  6.50%, due 7/15/32              923,538        957,497
                                            ------------
                                               9,382,101
                                            ------------

HVIDE VAN OMMEREN TANKERS LLC (1.8%)
  Series I
  7.54%, due 12/14/23 (g)       2,160,000      2,357,402
  Series II
  7.54%, due 12/14/23 (g)       2,141,000      2,336,666
                                            ------------
                                               4,694,068
                                            ------------

OVERSEAS PRIVATE INVESTMENT CORPORATION (1.3%)
  5.142%, due 12/15/23 (g)      3,100,000      3,253,481
                                            ------------

TENNESSEE VALLEY AUTHORITY (1.6%)
  4.65%, due 6/15/35 (g)        4,395,000      4,222,342
                                            ------------


UNITED STATES TREASURY BONDS (7.0%)
 v  6.25%, due 5/15/30 (h)      6,660,000      8,311,474
 v  6.875%, due 8/15/25         5,305,000      6,821,068
  8.75%, due 8/15/20 (h)        2,160,000      3,075,468
                                            ------------
                                              18,208,010
                                            ------------

UNITED STATES TREASURY NOTES (13.6%)
  2.00%, due 7/15/14 T.I.P.
     (i)                        3,325,080      3,435,483
 v  4.125%, due 8/31/12         6,990,000      7,196,967
 v  4.375%, due 11/15/08       21,235,000     21,402,565
  4.75%, due 5/31/12            2,700,000      2,849,556
  4.75%, due 8/15/17 (h)          480,000        506,963
                                            ------------
                                              35,391,534
                                            ------------
Total U.S. Government &
  Federal Agencies
  (Cost $225,401,383)                        228,633,931
                                            ------------
Total Long-Term Bonds
  (Cost $247,947,055)                        250,965,067
                                            ------------



SHORT-TERM INVESTMENTS (5.7%)
--------------------------------------------------------

FEDERAL AGENCIES (2.6%)
Federal Home Loan Bank
  (Discount Note)
  3.10%, due 1/2/08             2,865,000      2,864,753
Federal Home Loan Mortgage
  Corporation (Discount
  Note)
  4.30%, due 1/10/08            4,000,000      3,995,700
                                            ------------
Total Federal Agencies
  (Cost $6,860,453)                            6,860,453
                                            ------------


                                   SHARES
INVESTMENT COMPANY (3.1%)
State Street Navigator
  Securities Lending
  Prime Portfolio (j)           8,007,968      8,007,968
                                            ------------
Total Investment Company
  (Cost $8,007,968)                            8,007,968
                                            ------------
Total Short-Term Investments
  (Cost $14,868,421)                          14,868,421
                                            ------------
Total Investments
  (Cost $262,815,476) (k)           102.4%   265,833,488
Liabilities in Excess of
  Cash and Other Assets              (2.4)    (6,185,165)
                              -----------   ------------
Net Assets                          100.0%  $259,648,323
                              ===========   ============





(a) Floating rate. Rate shown is the rate in effect at December 31, 2007.
(b)  Subprime mortgage investment. The total
     market value of these securities at
     December 31, 2007 is $1,643,198, which
     represents 0.6% of the Portfolio's net
     assets.
(c)  May be sold to institutional investors
     only under Rule 144a or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d)  Fair valued security. The total market
     value of these securities at December 31, 2007 is $1,748,129, which represents 0.7%
     of the Portfolio's net assets.
(e)  ACES--Alternative Credit Enhancement
     Structure.
(f)  Collateralized Mortgage Obligation
     Interest Only Strip--Pays a fixed or
     variable rate of interest based on
     mortgage loans or mortgage pass-through
     securities. The principal amount of the
     underlying pool represents the notional
     amount on which the current interest is
     calculated. The value of these stripped
     securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(g)  United States Government Guaranteed
     Security.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-145

(h)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $7,796,025; cash collateral of
     $8,007,968 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(i)  Treasury Inflation Protected
     Security--Pays a fixed rate of interest
     on a principal amount that is
     continuously adjusted for inflation based on the Consumer Price Index-Urban
     Consumers.
(j)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(k)  At December 31, 2007, cost is
     $262,815,476 for federal income tax
     purposes and net unrealized appreciation is as follows:



    Gross unrealized appreciation     $ 4,166,048
    Gross unrealized depreciation      (1,148,036)
                                      -----------
    Net unrealized appreciation       $ 3,018,012
                                      ===========






M-146    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in securities, at value
  (identified cost
  $262,815,476) including
  $7,796,025 market
  value of securities loaned         $265,833,488
Cash                                       14,088
Receivables:
  Dividends and interest                1,790,254
  Investment securities sold            1,316,593
  Fund shares sold                        304,065
Other assets                                  451
                                     ------------
     Total assets                     269,258,939
                                     ------------

LIABILITIES:
Securities lending collateral           8,007,968
Payables:
  Investment securities purchased       1,357,109
  Adviser (See Note 3)                     65,802
  Fund shares redeemed                     47,833
  Administrator (See Note 3)               43,868
  Professional fees                        31,303
  Shareholder communication                28,254
  NYLIFE Distributors (See Note 3)         18,649
  Custodian                                 7,002
  Directors                                   121
Accrued expenses                            2,707
                                     ------------
     Total liabilities                  9,610,616
                                     ------------
Net assets                           $259,648,323
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    236,033
Additional paid-in capital            251,407,828
                                     ------------
                                      251,643,861
Accumulated undistributed net
  investment income                    11,632,068
Accumulated net realized loss on
  investments                          (6,645,618)
Net unrealized appreciation on
  investments                           3,018,012
                                     ------------
Net assets                           $259,648,323
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $170,115,005
                                     ============
Shares of capital stock outstanding    15,441,678
                                     ============
Net asset value per share
  outstanding                        $      11.02
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 89,533,318
                                     ============
Shares of capital stock outstanding     8,161,600
                                     ============
Net asset value per share
  outstanding                        $      10.97
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-147

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Interest                            $13,018,617
  Income from securities
     loaned--net                           76,808
                                      -----------
     Total income                      13,095,425
                                      -----------
EXPENSES:
  Advisory (See Note 3)                   760,092
  Administration (See Note 3)             506,728
  Distribution and service--Service
     Class
     (See Note 3)                         193,294
  Professional fees                        59,218
  Shareholder communication                45,547
  Custodian                                21,359
  Directors                                14,364
  Miscellaneous                            12,106
                                      -----------
     Total expenses                     1,612,708
                                      -----------
Net investment income                  11,482,717
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments         (237,964)
Net change in unrealized
  depreciation on investments           4,997,111
                                      -----------
Net realized and unrealized gain on
  investments                           4,759,147
                                      -----------
Net increase in net assets
  resulting from operations           $16,241,864
                                      ===========







M-148    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006



                                       2007           2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $ 11,482,717   $ 11,927,755
 Net realized loss on
  investments                      (237,964)    (1,337,433)
 Net change in unrealized
  appreciation (depreciation)
  on investments                  4,997,111       (202,229)
                               ---------------------------
 Net increase in net assets
  resulting from operations      16,241,864     10,388,093
                               ---------------------------
Dividends to shareholders:
 From net investment income:
    Initial Class                (8,209,965)    (1,954,291)
    Service Class                (3,933,719)      (591,701)
                               ---------------------------
 Total dividends to
  shareholders                  (12,143,684)    (2,545,992)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         35,950,191     24,160,750
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      12,143,684      2,545,992
 Cost of shares redeemed        (50,883,026)   (65,961,733)
                               ---------------------------
    Decrease in net assets
     derived from capital
     share transactions          (2,789,151)   (39,254,991)
                               ---------------------------
    Net increase (decrease)
     in net assets                1,309,029    (31,412,890)

NET ASSETS:
Beginning of year               258,339,294    289,752,184
                               ---------------------------
End of year                    $259,648,323   $258,339,294
                               ===========================
Accumulated undistributed net
 investment income at end of
 year                          $ 11,632,068   $ 12,142,051
                               ===========================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-149

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                            --------------------------------------------------------



                                             YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------

                              2007        2006        2005        2004        2003

Net asset value at
  beginning of period       $  10.85    $  10.53    $  10.63    $  10.73    $  11.05
                            --------    --------    --------    --------    --------
Net investment income           0.51(b)     0.47(b)     0.40(b)     0.45        0.36(b)
Net realized and
  unrealized gain (loss)
  on investments                0.21       (0.04)      (0.15)      (0.09)      (0.15)
                            --------    --------    --------    --------    --------
Total from investment
  operations                    0.72        0.43        0.25        0.36        0.21
                            --------    --------    --------    --------    --------
Less dividends:
  From net investment
     income                    (0.55)      (0.11)      (0.35)      (0.46)      (0.53)
                            --------    --------    --------    --------    --------
Net asset value at end of
  period                    $  11.02    $  10.85    $  10.53    $  10.63    $  10.73
                            ========    ========    ========    ========    ========
Total investment return         6.69%       4.06%       2.38%(d)    3.33%       1.88%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         4.61%       4.45%       3.75%       3.63%       3.25%
  Net expenses                  0.56%       0.57%       0.43%       0.59%       0.59%
  Expenses (before
     reimbursement)             0.56%       0.57%       0.56%       0.59%       0.59%
Portfolio turnover rate           15%         83%(f)     171%(f)     113%        106%
Net assets at end of
  period (in 000's)         $170,115    $189,235    $231,485    $275,674    $359,332




(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.23% and 1.97% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  Represents income earned for the year by the Class share less service fee of
     0.25%.
(f)  The portfolio turnover rate not including dollar rolls is 46% and 50% for the year ended December 31, 2006 and the year ended December 31, 2005, respectively.
+    Annualized.





M-150    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            SERVICE CLASS
      --------------------------------------------------------
                                                     JUNE 4,
                                                     2003(a)
                                                     THROUGH
               YEAR ENDED DECEMBER 31,            DECEMBER 31,
      --------------------------------------------------------

        2007       2006       2005       2004         2003

      $ 10.81    $ 10.50    $ 10.61    $ 10.72       $ 11.42
      -------    -------    -------    -------       -------
         0.48(b)    0.45(b)    0.38(b)    0.44          0.21(b)
         0.20      (0.05)     (0.16)     (0.11)        (0.39)
      -------    -------    -------    -------       -------
         0.68       0.40       0.22       0.33         (0.18)
      -------    -------    -------    -------       -------

        (0.52)     (0.09)     (0.33)     (0.44)        (0.52)
      -------    -------    -------    -------       -------
      $ 10.97    $ 10.81    $ 10.50    $ 10.61       $ 10.72
      =======    =======    =======    =======       =======
         6.42%      3.80%      2.08%(d)   3.07%        (1.63%)(c)

         4.36%      4.20%      3.50%      3.38%         3.00%+(e)
         0.81%      0.82%      0.68%      0.84%         0.84%+
         0.81%      0.82%      0.81%      0.84%         0.84%+
           15%        83%(f)    171%(f)    113%          106%
      $89,533    $69,104    $58,267    $40,085       $13,521





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-151

MAINSTAY VP GROWTH ALLOCATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE       SINCE
TOTAL RETURNS                 YEAR    INCEPTION
-----------------------------------------------
After Portfolio operating
  expenses                   10.41%     12.17%




                                            (After Portfolio operating expenses)
(Performance Graph)

                           MAINSTAY VP
                        GROWTH ALLOCATION    S&P 500    MSCI EAFE    GROWTH ALLOCATION
                            PORTFOLIO         INDEX       INDEX          BENCHMARK
                        -----------------    -------    ---------    -----------------
2/13/06                       10000           10000       10000            10000
12/31/06                      11242           11386       12152            11538
12/31/07                      12412           12012       13509            12304






SERVICE CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE       SINCE
TOTAL RETURNS                 YEAR    INCEPTION
-----------------------------------------------
After Portfolio operating
  expenses                   10.14%     11.89%




                                            (After Portfolio operating expenses)
(Performance Graph)

                 MAINSTAY VP
              GROWTH ALLOCATION    S&P 500    MSCI EAFE    GROWTH ALLOCATION
                  PORTFOLIO         INDEX       INDEX          BENCHMARK
              -----------------    -------    ---------    -----------------
2/13/06             10000           10000       10000            10000
12/31/06            11218           11386       12152            11538
12/31/07            12355           12012       13509            12304







 BENCHMARK PERFORMANCE                        ONE          SINCE
                                             YEAR        INCEPTION
------------------------------------------------------------------
S&P 500(R) Index*                             5.49%        10.20%
Growth Allocation Benchmark*                  6.64         11.66
MSCI EAFE(R) Index*                          11.17         17.28



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




M-152    MainStay VP Growth Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GROWTH ALLOCATION
PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)
INITIAL CLASS                  $1,000.00       $1,011.85        $0.35          $1,024.65         $0.36
--------------------------------------------------------------------------------------------------------

SERVICE CLASS                  $1,000.00       $1,010.60        $1.62          $1,023.40         $1.63
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.07% for Initial Class and 0.32% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). These net expenses do not include the expenses of the Underlying Portfolios/Funds in which the Portfolio invests.


                                                  www.mainstayfunds.com    M-153

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007



(COMPOSITION PIE CHART)

Equity Funds                                    99.5%
Cash and Other Assets, Less Liabilities          0.5





See Portfolio of Investments on page M-157 for specific holdings within these categories.



M-154    MainStay VP Growth Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER TONY H. ELAVIA OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC.

HOW DID MAINSTAY VP GROWTH ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007, MainStay VP Growth Allocation Portfolio returned 10.41% for Initial Class shares and 10.14% for Service Class shares. Both share classes outperformed the 6.23% return of the average Lipper* Variable Products Multi-Cap Core Portfolio, the 6.64% return of the Growth Allocation Benchmark* and the 5.49% return of the S&P 500(R) Index* for the 12 months ended December 31, 2007. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2007?

We believe that the Portfolio's relative performance resulted primarily from the strong results of certain Underlying Portfolios, a bias toward growth-oriented Underlying Portfolios, and a tilt toward Underlying Portfolios that emphasized large-cap stocks rather than smaller-capitalization names.

HOW DID YOU POSITION THE PORTFOLIO IN 2007?

Throughout the year, the Portfolio was positioned to favor large-cap, growth-oriented stocks through its holdings in Underlying Portfolios. We believed that after several years of outperformance, small-cap stocks and value names had relative valuations that were decidedly skewed in relation to their historical norms. We anticipated a reversion in this trend, and during the second half of 2007, growth soundly outperformed value. Large-cap stocks generally outperformed small- and mid-cap stocks during the second half of the year as well.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S ALLOCATIONS DURING 2007?

The only noteworthy change was that we substantially increased the Portfolio's position in MainStay Growth Equity Fund as we sought to extend our bias toward growth-oriented stocks. The primary sources of funding were through sales of holdings in MainStay VP S&P 500 Index Portfolio and MainStay VP Common Stock Portfolio. The change helped the Portfolio's relative performance when growth stocks began to outperform in the second half of 2007.

DURING 2007, WHICH PORTFOLIO HOLDINGS HAD THE HIGHEST TOTAL RETURNS AND WHICH HOLDINGS WERE PARTICULARLY WEAK?

The two best-performing Underlying Equity Portfolios in which the Portfolio invested were MainStay VP Large Cap Growth Portfolio and MainStay Growth Equity Fund. MainStay VP International Equity Portfolio and MainStay VP Common Stock Portfolio were the two lowest-returning Underlying Portfolios in which the Portfolio invested.

WHICH UNDERLYING PORTFOLIOS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE DURING 2007 AND WHICH UNDERLYING PORTFOLIOS DETRACTED THE MOST FROM THE PORTFOLIO'S PERFORMANCE?

MainStay VP Large Cap Growth Portfolio was the best-performing Underlying Portfolio and the largest equity position in the Portfolio during much of 2007, making it the most significant contributor to positive performance on both an absolute and relative basis. Positions in both MainStay ICAP Equity Fund and MainStay VP ICAP Select Equity Portfolio helped relative performance, since these Underlying Portfolios enjoyed excellent returns compared with the results achieved by other value managers.

All of the Underlying Portfolios held by the Portfolio posted positive returns for 2007. The smallest positive contributions, however, came from MainStay VP International Equity Portfolio and MainStay VP S&P 500 Index Portfolio, both of which earned comparatively low returns. The Portfolio sold its entire position in MainStay VP S&P 500 Index Portfolio in October 2007.



THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

                                                  www.mainstayfunds.com    M-155

MainStay VP Growth Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds ("Underlying Portfolios"). The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix and related performance of the Underlying Portfolios. The Underlying Portfolios' performance may be lower than the performance of the asset class or classes the Underlying Portfolios were selected to represent. The Portfolio is indirectly subject to the investment risks of each Underlying Portfolio. Principal risks of the Underlying Portfolios are described below.

The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will directly bear the Portfolio's fees and expenses and will indirectly bear the fees and expenses charged by the Underlying Portfolios in which the Portfolio invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Portfolio may invest more than 25% of its assets in one Underlying Portfolio, which may significantly affect the Portfolio's net asset value.

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Portfolios' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have product lines that are more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy.

- The Underlying Floating-Rate Portfolio is generally considered to have speculative characteristics, including the risk of default on principal and interest and the risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- An investment in the Underlying Cash Management Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Underlying Cash Management Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in this Underlying Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Before making an investment in the Portfolio, you should consider all the risks associated with it.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP GROWTH ALLOCATION PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.



M-156    MainStay VP Growth Allocation Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2007




                                   SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES (99.5%)+
--------------------------------------------------------

EQUITY FUNDS (99.5%)
MainStay 130/30 Growth Fund
  Class I (a)(b)                  140,432   $  1,474,533
MainStay 130/30 International
  Fund
  Class I (b)                     391,755      3,706,006
MainStay Growth Equity Fund
  Class I (b)                   1,727,940     22,134,916
MainStay ICAP Equity Fund
  Class I                         635,599     26,421,854
MainStay ICAP International
  Fund Class I                    533,294     20,403,845
MainStay VP Common Stock
  Portfolio
  Initial Class                 1,429,445     33,731,699
MainStay VP ICAP Select Equity
  Portfolio Initial Class (b)   1,856,070     26,385,885
MainStay VP International
  Equity Portfolio Initial
  Class                           713,277     13,044,805
MainStay VP Large Cap Growth
  Portfolio Initial Class (b)   2,497,845     37,558,628
                                            ------------
Total Affiliated Investment
  Companies
  (Cost $181,938,143) (c)            99.5%   184,862,171
Cash and Other Assets,
  Less Liabilities                    0.5        937,179
                                ---------   ------------

Net Assets                          100.0%  $185,799,350
                                =========   ============





+    Percentages indicated are based on
     Portfolio net assets.
(a)  Non-income producing Underlying Fund.
(b)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolio/Fund Share Class.
(c)  At December 31, 2007, cost is
     $182,233,295 for federal income tax
     purposes and net unrealized appreciation is as follows:



    Gross unrealized appreciation     $ 8,510,852
    Gross unrealized depreciation      (5,881,976)
                                      -----------
    Net unrealized appreciation       $ 2,628,876
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-157

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in affiliated investment
  companies,
  at value (identified cost
  $181,938,143)                      $184,862,171
Cash                                    2,184,985
Receivables:
  Fund shares sold                      1,035,649
  Reimbursement from Manager               33,114
  Interest                                    617
Other assets                                  178
                                     ------------
     Total assets                     188,116,714
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased       2,184,986
  NYLIFE Distributors (See Note 3)         34,382
  Excise tax                               33,114
  Professional fees                        22,772
  Shareholder communication                17,098
  Fund shares redeemed                     15,259
  Custodian                                 6,921
  Directors                                    74
Accrued expenses                            2,758
                                     ------------
     Total liabilities                  2,317,364
                                     ------------
Net assets                           $185,799,350
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share)
  200 million shares authorized      $    159,211
Additional paid-in capital            178,026,061
                                     ------------
                                      178,185,272
Accumulated undistributed net
  investment income                     1,026,179
Accumulated undistributed net
  realized gain
  on investments                        3,663,871
Net unrealized appreciation on
  investments                           2,924,028
                                     ------------
Net assets                           $185,799,350
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 17,160,017
                                     ============
Shares of capital stock outstanding     1,467,928
                                     ============
Net asset value per share
  outstanding                        $      11.69
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $168,639,333
                                     ============
Shares of capital stock outstanding    14,453,171
                                     ============
Net asset value per share
  outstanding                        $      11.67
                                     ============







M-158    MainStay VP Growth Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated
     investment companies             $ 1,120,250
  Interest                                  7,150
                                      -----------
     Total income                       1,127,400
                                      -----------
EXPENSES:
  Distribution and service--Service
     Class (See Note 3)                   304,657
  Professional fees                        37,831
  Excise tax                               33,114
  Shareholder communication                25,482
  Custodian                                21,594
  Directors                                 6,896
  Offering (See Note 3)                     1,633
  Miscellaneous                             6,207
                                      -----------
     Total expenses before
       reimbursement                      437,414
Expense reimbursement from Manager
  (See Note 3)                            (33,114)
                                      -----------
  Net expenses                            404,300
                                      -----------
Net investment income                     723,100
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on:
  Affiliated investment company
     transactions                       3,375,079
  Capital gain distributions from
     affiliated investment
     companies                          8,901,667
                                      -----------
Net realized gain on investments
  from affiliated investment
  companies                            12,276,746
                                      -----------
Net change in unrealized
  appreciation on investments          (1,638,131)
                                      -----------
Net realized and unrealized gain on
  investments                          10,638,615
                                      -----------
Net increase in net assets
  resulting from operations           $11,361,715
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-159

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2007 AND THE PERIOD FEBRUARY 13, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2006


                                                   2007             2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income                     $    723,100      $   247,693
 Net realized gain on investments            12,276,746        1,297,941
 Net change in unrealized appreciation
  on investments                             (1,638,131)       4,562,159
                                           -----------------------------
 Net increase in net assets resulting
  from operations                            11,361,715        6,107,793
                                           -----------------------------
Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                              (190,751)         (52,032)
    Service Class                            (1,520,765)        (450,441)
                                           -----------------------------
                                             (1,711,516)        (502,473)
                                           -----------------------------
 From net realized gain on investments:
    Initial Class                              (623,976)         (42,861)
    Service Class                            (5,970,454)        (433,977)
                                           -----------------------------
                                             (6,594,430)        (476,838)
                                           -----------------------------
 Total dividends and distributions to
  shareholders                               (8,305,946)        (979,311)
                                           -----------------------------

Capital share transactions:
 Net proceeds from sale of shares           105,007,558       78,429,999
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions                 8,305,946          979,311
 Cost of shares redeemed                    (12,476,144)      (2,631,571)
                                           -----------------------------
    Increase in net assets derived from
     capital share transactions             100,837,360       76,777,739
                                           -----------------------------
    Net increase in net assets              103,893,129       81,906,221

NET ASSETS:
Beginning of period                          81,906,221               --
                                           -----------------------------
End of period                              $185,799,350      $81,906,221
                                           =============================
Accumulated undistributed net investment
 income at end of period                   $  1,026,179      $     5,818
                                           =============================







M-160    MainStay VP Growth Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                    INITIAL CLASS                   SERVICE CLASS
                            ----------------------------    ----------------------------
                                            FEBRUARY 13,                    FEBRUARY 13,
                                YEAR           2006(a)          YEAR           2006(a)
                                ENDED          THROUGH          ENDED          THROUGH
                            DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                            ------------------------------------------------------------

                                2007            2006            2007            2006

Net asset value at
  beginning of period          $ 11.10         $10.00         $  11.08         $ 10.00
                               -------         ------         --------         -------
Net investment income             0.07           0.08(b)          0.05            0.07(b)
Net realized and
  unrealized gain on
  investments                     1.11           1.17             1.10            1.15
                               -------         ------         --------         -------
Total from investment
  operations                      1.18           1.25             1.15            1.22
                               -------         ------         --------         -------
Less dividends and
  distributions:
  From net investment
     income                      (0.14)         (0.08)           (0.11)          (0.07)
  From net realized gain
     on investments              (0.45)         (0.07)           (0.45)          (0.07)
                               -------         ------         --------         -------
Total dividends and
  distributions                  (0.59)         (0.15)           (0.56)          (0.14)
                               -------         ------         --------         -------
Net asset value at end of
  period                       $ 11.69         $11.10         $  11.67         $ 11.08
                               =======         ======         ========         =======
Total investment return          10.41%         12.42%(c)        10.14%          12.18%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           0.75%          0.90%+           0.52%           0.72%+
  Net expenses                    0.07%          0.24%+           0.32%           0.49%+
  Expenses (before
     reimbursement)               0.09%          0.24%+           0.34%           0.49%+
Portfolio turnover rate             16%            61%              16%             61%
Net assets at end of
  period (in 000's)            $17,160         $7,312         $168,639         $74,594




(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
+    Annualized.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-161

MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------


AVERAGE ANNUAL                ONE      FIVE         TEN
TOTAL RETURNS                YEAR    YEARS(1)    YEARS(1)
---------------------------------------------------------
After Portfolio operating
  expenses                   2.31%     12.65%      7.79%




                                            (After Portfolio operating expenses)
(Performance Graph)

                                    MAINSTAY VP
                                    HIGH YIELD      CREDIT SUISSE
                                  CORPORATE BOND      HIGH YIELD
                                     PORTFOLIO          INDEX
                                  --------------    -------------
12/31/97                               10000            10000
                                       10266            10058
                                       11585            10388
                                       10906             9847
                                       11441            10418
                                       11676            10742
                                       15923            13743
                                       17948            15385
                                       18476            15733
                                       20701            17608
12/31/07                               21179            18074






SERVICE CLASS(2)                                                 AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      FIVE         TEN
TOTAL RETURNS                YEAR    YEARS(1)    YEARS(1)
---------------------------------------------------------
After Portfolio operating
  expenses                   2.05%     12.36%      7.53%




                                            (After Portfolio operating expenses)
(Performance Graph)

                           MAINSTAY VP
                           HIGH YIELD      CREDIT SUISSE
                         CORPORATE BOND      HIGH YIELD
                            PORTFOLIO          INDEX
                         --------------    -------------
12/31/97                      10000            10000
                              10242            10058
                              11531            10388
                              10830             9847
                              11336            10418
                              11543            10742
                              15703            13743
                              17658            15385
                              18127            15733
                              20259            17608
12/31/07                      20675            18074







 BENCHMARK PERFORMANCE             ONE     FIVE     TEN
                                  YEAR    YEARS    YEARS
--------------------------------------------------------
Credit Suisse High Yield
  Index*                          2.65%   10.97%    6.10%



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 12.62% and 7.78% for Initial Class shares and 12.35% and 7.53% for Service Class shares for the five-year and ten-year periods, respectively.


2. Performance for Service Class shares, first offered 6/4/03, includes the historical performance of Initial Class shares from 1/1/98 through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




M-162    MainStay VP High Yield Corporate Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)
INITIAL CLASS                  $1,000.00        $996.15         $2.77          $1,022.25         $2.80
--------------------------------------------------------------------------------------------------------

SERVICE CLASS                  $1,000.00        $994.90         $4.02          $1,021.00         $4.08
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.55% for Initial Class and 0.80% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).


                                                  www.mainstayfunds.com    M-163

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                 65.7%
Short-Term Investments  (collateral from
  securities lending is 5.7%)                   14.6
Loan Assignments & Participations                9.4
Foreign Bonds                                    8.6
Common Stocks                                    2.2
Convertible Bonds                                1.1%
Yankee Bonds                                     1.1
Preferred Stocks                                 0.8
Convertible Preferred Stock                      0.4
Asset-Backed Security                            0.1
Warrants                                         0.0*
Liabilities in Excess of Cash and Other
  Assets                                        (4.0)





* Less than one-tenth of a percent.

See Portfolio of Investments on page M-166 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  Calpine
        Corp.,
        8.50%, due
        7/15/10
    2.  General
        Motors
        Acceptance
        Corp. LLC,
        6.75%, due
        12/1/14
    3.  INVISTA,
        9.25%, due
        5/1/12
    4.  Lucent
        Technolo-
        gies, Inc.,
        6.45%, due
        3/15/29
    5.  Goodyear
        Tire &
        Rubber Co.
        (The),
        11.25%, due
        3/1/11
    6.  Northwest
        Airlines,
        Inc.
    7.  American
        Real Estate
        Partners,
        L.P./Ameri-
        can Real
        Estate
        Finance
        Corp.,
        7.125%, due
        2/15/13
    8.  NXP
        B.V./NXP
        Funding
        LLC,
        7.875%, due
        10/15/14
    9.  Sovereign
        Real Estate
        Investment
        Corp.,
        12.00%
   10.  Crum &
        Forster
        Holdings
        Corp.,
        7.75%, due
        5/1/17







M-164    MainStay VP High Yield Corporate Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY J. MATTHEW PHILO, CFA, OF MACKAY SHIELDS LLC.

HOW DID MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007, MainStay VP High Yield Corporate Bond Portfolio returned 2.31% for Initial Class shares and 2.05% for Service Class shares. Both share classes underperformed the 2.55% return of the average Lipper* Variable Products High Current Yield Portfolio and the 2.65% return of the Credit Suisse High Yield Index* for the 12 months ended December 31, 2007. The Credit Suisse High Yield Index is the Portfolio's broad-based securities-market index.

HOW WAS THE PORTFOLIO POSITIONED DURING 2007?

Throughout the year, the Portfolio remained underweight in credit risk relative to the broad market. This positioning caused the Portfolio to lag the market in the first half of 2007, particularly when spreads1 to U.S. Treasury securities reached historically tight levels in May. The Portfolio's conservative positioning, however, helped performance during the second half of the year as spreads widened and the Portfolio outperformed the broad market.

Since high-yield bonds reflect risks and rewards that are similar to those of equities, traditional fixed-income strategies (such as yield curve positioning, maturity structure and duration management) are not the focal point of our investment process. As a result of our bottom-up credit selection--rather than anticipation of interest-rate movements--the Portfolio's duration was somewhat short in relation to the broad market during 2007. However, we do not consider Portfolio duration as a meaningful determinant of performance.

WHICH POSITIONS HELPED THE PORTFOLIO'S PERFORMANCE DURING 2007 AND WHICH POSITIONS DETRACTED?

The Portfolio benefited by not owning any home-building bonds during 2007 and by holding an underweight position in retail bonds. The Portfolio's two airline stocks, both of which had gone through bankruptcy restructuring, were a significant drag on performance, largely because of high fuel prices.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING 2007?

We added to positions in the health care and energy sectors throughout the year. We reduced exposure to GMAC in response to problems in the residential subprime-mortgage market.

HOW WAS THE PORTFOLIO POSITIONED AT YEAR-END?

At year-end 2007, the Portfolio remained underweight in retail bonds and continued to hold no bonds of homebuilders. At the same time, the Portfolio was overweight relative to the Credit Suisse High Yield Index in the health care sector. These positions helped the Portfolio's performance during the year.




High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. Investments in loan participation interests are subject to the risk that there may not be a readily available market, which in some cases could result in the Portfolio disposing of such securities at a substantial discount from face value or holding such securities until maturity. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.


1. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY HIGH YIELD CORPORATE BOND PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                  www.mainstayfunds.com    M-165

PORTFOLIO OF INVESTMENTS+++ DECEMBER 31, 2007



                                 PRINCIPAL
                                    AMOUNT            VALUE
LONG-TERM BONDS (86.0%)+
ASSET-BACKED SECURITY (0.1%)
-----------------------------------------------------------

ENTERTAINMENT (0.1%)
United Artists Theatre
  Circuit, Inc.
  Series 1995-A
  9.30%, due 7/1/15 (a)(b)   $     841,164   $      757,048
                                             --------------
Total Asset-Backed Security
  (Cost $646,922)                                   757,048
                                             --------------



CONVERTIBLE BONDS (1.1%)
-----------------------------------------------------------

INSURANCE (0.1%)
Conseco, Inc.
  3.50%, due 9/30/35
  (zero coupon), beginning
  9/30/10 (c)                      950,000          834,813
  3.50%, due 9/30/35
  (zero coupon), beginning
  9/30/10                        1,670,000        1,467,513
                                             --------------
                                                  2,302,326
                                             --------------

INTERNET (0.1%)
At Home Corp.
  0.525%, due 12/28/18
  (a)(b)(d)                      1,869,975           91,255
  4.75%, due 12/19/08
     (a)(b)(d)(e)                9,032,054          813,788
                                             --------------
                                                    905,043
                                             --------------

MEDIA (0.3%)
Sinclair Broadcast Group,
  Inc.
  3.00%, due 5/15/27             5,560,000        5,004,000
                                             --------------


TELECOMMUNICATIONS (0.6%)
CIENA Corp.
  3.75%, due 2/1/08              4,440,000        4,440,000
Nortel Networks Corp.
  4.25%, due 9/1/08              4,245,000        4,186,631
                                             --------------
                                                  8,626,631
                                             --------------
Total Convertible Bonds
  (Cost $16,585,190)                             16,838,000
                                             --------------



CORPORATE BONDS (65.7%)
-----------------------------------------------------------

ADVERTISING (0.7%)
Lamar Media Corp. Class B
  6.625%, due 8/15/15            1,945,000        1,891,513
R.H. Donnelley, Inc.
  8.875%, due 10/15/17 (c)       5,230,000        4,837,750
Vertis, Inc.
  9.75%, due 4/1/09 (f)          3,065,000        2,819,800
                                             --------------
                                                  9,549,063
                                             --------------

AGRICULTURE (0.5%)
Reynolds American, Inc.
  7.625%, due 6/1/16             3,475,000        3,693,911
  7.75%, due 6/1/18              3,505,000        3,741,027
                                             --------------
                                                  7,434,938
                                             --------------

AIRLINES (0.5%)
DAE Aviation Holdings, Inc.
  11.25%, due 8/1/15 (c)         5,610,000        5,918,550
Delta Air Lines, Inc.
  2.875%, due 2/6/24 (e)         2,325,000          110,438
  2.875%, due 2/18/24
     (c)(e)                      1,355,000           64,363
  8.00%, due 6/3/23 (e)          5,935,000          281,913
  8.30%, due 12/15/29 (e)        3,660,000          173,850
  9.25%, due 12/27/07 (e)        3,395,000          152,775
  9.25%, due 3/15/22 (e)         2,450,000          110,250
  9.75%, due 5/15/21 (e)           350,000           16,625
  10.00%, due 8/15/08 (e)        2,630,000          118,350
  10.375%, due 2/1/11 (e)        5,180,000          233,100
  10.375%, due 12/15/22 (e)      3,275,000          147,375
Northwest Airlines, Inc.
  7.625%, due 11/15/23 (e)       3,847,600          163,523
  7.875%, due 3/15/08 (e)        6,249,900          205,950
  8.875%, due 6/1/08 (e)         1,996,000           64,870
  10.00%, due 2/1/09 (e)         7,315,600          237,757
                                             --------------
                                                  7,999,689
                                             --------------

APPAREL (0.5%)
Quiksilver, Inc.
  6.875%, due 4/15/15            2,835,000        2,431,013
Unifi, Inc.
  11.50%, due 5/15/14            5,890,000        4,829,800
                                             --------------
                                                  7,260,813
                                             --------------

AUTO PARTS & EQUIPMENT (2.7%)
American Tire Distributors,
  Inc.
  10.75%, due 4/1/13 (f)         1,855,000        1,808,625
  11.481%, due 4/1/12 (g)          775,000          751,750
FleetPride Corp.
  11.50%, due 10/1/14 (c)        5,665,000        5,551,700
Goodyear Tire & Rubber Co.
  (The)
  6.375%, due 3/15/08            5,057,000        5,067,114
 v  11.25%, due 3/1/11          12,845,000       13,647,813
Lear Corp.
  Series B
  8.50%, due 12/1/13 (f)         2,725,000        2,534,250
  8.75%, due 12/1/16             4,330,000        3,940,300

 +  Percentages indicated are based on Portfolio net assets.
v Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.


M-166    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
AUTO PARTS & EQUIPMENT (CONTINUED)
Tenneco Automotive, Inc.
  8.625%, due 11/15/14 (f)   $   5,290,000   $    5,197,425
  10.25%, due 7/15/13            1,065,000        1,134,225
                                             --------------
                                                 39,633,202
                                             --------------

BEVERAGES (0.3%)
Constellation Brands, Inc.
  7.25%, due 5/15/17 (c)         4,220,000        3,903,500
                                             --------------


BUILDING MATERIALS (0.5%)
Compression Polymers Corp.
  10.50%, due 7/1/13             1,760,000        1,663,200
Dayton Superior Corp.
  10.75%, due 9/15/08            2,930,000        3,006,913
Panolam Industries
  International, Inc.
  10.75%, due 10/1/13 (f)        3,725,000        3,240,750
                                             --------------
                                                  7,910,863
                                             --------------

CHEMICALS (1.1%)
Equistar Chemicals, L.P.
  7.55%, due 2/15/26             2,400,000        1,944,000
MacDermid, Inc.
  9.50%, due 4/15/17 (c)         3,975,000        3,736,500
Millennium America, Inc.
  7.625%, due 11/15/26           3,150,000        2,551,500
Mosaic Global Holdings,
  Inc.
  7.875%, due 12/1/16
  (c)(f)                         1,640,000        1,771,200
Phibro Animal Health Corp.
  10.00%, due 8/1/13 (c)         3,610,000        3,610,000
Reichhold Industries, Inc.
  9.00%, due 8/15/14 (c)           460,000          457,700
Tronox Worldwide LLC/Tronox
  Finance Corp.
  9.50%, due 12/1/12             2,325,000        2,243,625
                                             --------------
                                                 16,314,525
                                             --------------

COAL (0.2%)
Peabody Energy Corp.
  7.375%, due 11/1/16              845,000          866,125
  7.875%, due 11/1/26            2,235,000        2,268,525
                                             --------------
                                                  3,134,650
                                             --------------

COMMERCIAL SERVICES (3.1%)
Cardtronics, Inc.
  9.25%, due 8/15/13             4,765,000        4,645,875
  9.25%, due 8/15/13 (c)         2,610,000        2,544,750
Great Lakes Dredge & Dock
  Corp.
  7.75%, due 12/15/13            4,854,000        4,538,490
iPayment, Inc.
  9.75%, due 5/15/14             6,280,000        5,871,800
Knowledge Learning Corp.,
  Inc.
  7.75%, due 2/1/15 (c)          7,845,000        7,472,363
Language Line, Inc.
  11.125%, due 6/15/12           5,005,000        5,230,225
Phoenix Color Corp.
  13.00%, due 2/1/09             2,475,000        2,459,531
Protection One Alarm
  Monitoring, Inc.
  Series B
  8.125%, due 1/15/09            4,945,000        4,914,094
Rural/Metro Corp.
  9.875%, due 3/15/15            4,120,000        3,996,400
Service Corp. International
  7.375%, due 10/1/14            2,145,000        2,169,131
  7.625%, due 10/1/18            2,210,000        2,221,050
                                             --------------
                                                 46,063,709
                                             --------------

COMPUTERS (0.8%)
SunGard Data Systems, Inc.
  3.75%, due 1/15/09             3,475,000        3,370,750
  4.875%, due 1/15/14            1,030,000          903,825
  9.125%, due 8/15/13            6,825,000        6,944,438
                                             --------------
                                                 11,219,013
                                             --------------

DISTRIBUTION & WHOLESALE (0.4%)
Varietal Distribution
  Merger Sub, Inc.
  10.25%, due 7/15/15
  (c)(h)                         6,840,000        6,515,100
                                             --------------


DIVERSIFIED FINANCIAL SERVICES (8.0%)
American Real Estate
  Partners, L.P./American
  Real Estate Finance Corp.
 v  7.125%, due 2/15/13         13,150,000       12,361,000
  8.125%, due 6/1/12             7,680,000        7,440,000
AmeriCredit Corp.
  8.50%, due 7/1/15 (c)(f)       6,955,000        5,303,188
Cedar Brakes II LLC
  9.875%, due 9/1/13 (c)         5,086,897        5,767,677
Chukchansi Economic
  Development Authority
  8.00%, due 11/15/13 (c)        2,105,000        2,052,375
El Comandante Capital Corp.
  (Escrow Shares)
  11.75%, due 12/15/03
  (a)(b)(e)(i)                   2,412,000          173,664
Ford Motor Credit Co. LLC
  7.375%, due 10/28/09           5,355,000        5,040,372
  7.875%, due 6/15/10              790,000          728,907
General Motors Acceptance
  Corp. LLC
 v  6.75%, due 12/1/14          21,740,000       17,534,375
  8.00%, due 11/1/31             2,115,000        1,774,221

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-167

                                 PRINCIPAL
                                    AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Hawker Beechcraft
  Acquisition Co.
  LLC/Hawker Beechcraft Co.
  8.50%, due 4/1/15 (c)(f)   $   2,695,000   $    2,695,000
  9.75%, due 4/1/17 (c)(f)       2,935,000        2,920,325
Idearc, Inc.
  8.00%, due 11/15/16            5,920,000        5,431,600
KAR Holdings, Inc.
  8.75%, due 5/1/14 (c)          1,790,000        1,646,800
  10.00%, due 5/1/15 (c)         4,660,000        4,159,050
LaBranche & Co., Inc.
  9.50%, due 5/15/09             5,555,000        5,534,169
  11.00%, due 5/15/12            6,135,000        6,004,631
MXEnergy Holdings, Inc.
  12.813%, due 8/1/11 (g)        4,140,000        3,933,000
NSG Holdings LLC/NSG
  Holdings, Inc.
  7.75%, due 12/15/25 (c)        1,435,000        1,438,588
Pinnacle Foods Finance
  LLC/Pinnacle Foods
  Finance Corp.
  9.25%, due 4/1/15 (c)            405,000          369,563
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (c)          2,940,000        3,024,525
  10.375%, due 9/1/14 (c)        9,450,000       10,241,438
Regency Energy
  Partners/Regency Energy
  Finance Corp.
  8.375%, due 12/15/13           3,481,000        3,585,430
Ucar Finance, Inc.
  10.25%, due 2/15/12            1,922,000        1,982,063
Vanguard Health Holding Co.
  II LLC
  9.00%, due 10/1/14             6,595,000        6,347,688
                                             --------------
                                                117,489,649
                                             --------------

ELECTRIC (3.7%)
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17              7,351,286        7,957,767
Calpine Corp.
 v  8.50%, due 7/15/10 (c)      19,027,000       20,358,890
  9.875%, due 12/1/11 (c)        2,255,000        2,356,475
Energy Future Holdings
  10.875%, due 11/1/17 (c)       5,015,000        5,040,075
NRG Energy, Inc.
  7.25%, due 2/1/14              4,775,000        4,655,625
  7.375%, due 2/1/16               345,000          336,375
PSE&G Energy Holdings LLC
  8.625%, due 2/15/08              941,000          942,753
Reliant Energy Mid-Atlantic
  Power Holdings LLC
  Series C
  9.681%, due 7/2/26             1,190,000        1,292,638
Reliant Energy, Inc.
  7.625%, due 6/15/14            1,700,000        1,683,000
  7.875%, due 6/15/17 (f)        8,180,000        8,098,200
Western Resources, Inc.
  7.125%, due 8/1/09               855,000          878,220
                                             --------------
                                                 53,600,018
                                             --------------

ENERGY--ALTERNATE SOURCES (0.3%)
Salton Sea Funding Corp.
  Series E
  8.30%, due 5/30/11 (a)             2,429            2,697
VeraSun Energy Corp.
  9.375%, due 6/1/17 (c)         5,620,000        4,903,450
                                             --------------
                                                  4,906,147
                                             --------------

ENTERTAINMENT (2.3%)
Gaylord Entertainment Co.
  6.75%, due 11/15/14            4,410,000        4,156,425
  8.00%, due 11/15/13            4,890,000        4,865,550
Isle of Capri Casinos, Inc.
  7.00%, due 3/1/14              3,445,000        2,824,900
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14             5,050,000        4,696,500
Mohegan Tribal Gaming
  Authority
  6.375%, due 7/15/09            2,720,000        2,720,000
  7.125%, due 8/15/14              910,000          880,425
  8.00%, due 4/1/12              3,590,000        3,643,850
Penn National Gaming, Inc.
  6.75%, due 3/1/15              4,875,000        4,942,031
  6.875%, due 12/1/11            3,200,000        3,232,000
Shingle Springs Tribal
  Gaming Authority
  9.375%, due 6/15/15 (c)        1,835,000        1,779,950
                                             --------------
                                                 33,741,631
                                             --------------

ENVIRONMENTAL CONTROL (0.5%)
Geo Sub Corp.
  11.00%, due 5/15/12            8,045,000        7,924,325
                                             --------------


FOOD (1.0%)
Chiquita Brands
  International, Inc.
  7.50%, due 11/1/14             3,315,000        2,908,913
Dole Food Co., Inc.
  8.625%, due 5/1/09             2,100,000        2,026,500
Pilgrims Pride Corp.
  7.625%, due 5/1/15               860,000          844,950
  8.375%, due 5/1/17 (f)         1,350,000        1,323,000
Smithfield Foods, Inc.
  7.75%, due 7/1/17              3,005,000        2,907,338
Stater Brothers Holdings
  7.75%, due 4/15/15             4,415,000        4,260,475
                                             --------------
                                                 14,271,176
                                             --------------



M-168    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
FOREST PRODUCTS & PAPER (2.0%)
Bowater, Inc.
  9.375%, due 12/15/21       $   6,984,700   $    5,308,372
  9.50%, due 10/15/12               90,000           74,700
Georgia-Pacific Corp.
  7.00%, due 1/15/15 (c)         1,615,000        1,570,588
  7.125%, due 1/15/17 (c)        3,880,000        3,773,300
  7.25%, due 6/1/28              4,180,000        3,678,400
  7.375%, due 12/1/25            1,310,000        1,152,800
  7.75%, due 11/15/29               64,000           58,560
  8.00%, due 1/15/24             4,295,000        3,994,350
  8.875%, due 5/15/31            6,895,000        6,653,675
NewPage Corp.
  10.00%, due 5/1/12 (c)         3,685,000        3,703,425
                                             --------------
                                                 29,968,170
                                             --------------

HAND & MACHINE TOOLS (0.3%)
Baldor Electric Co.
  8.625%, due 2/15/17            2,985,000        3,074,550
Thermadyne Holdings Corp.
  10.50%, due 2/1/14             1,590,000        1,446,900
                                             --------------
                                                  4,521,450
                                             --------------

HEALTH CARE-PRODUCTS (2.8%)
Cooper Cos., Inc. (The)
  7.125%, due 2/15/15            2,980,000        2,898,050
Hanger Orthopedic Group,
  Inc.
  10.25%, due 6/1/14             4,885,000        5,007,125
Invacare Corp.
  9.75%, due 2/15/15             4,890,000        4,951,125
LVB Acquisition Merger
  10.00%, due 10/15/17 (c)       4,835,000        4,931,700
  10.375%, due 10/15/17
     (c)(h)                      2,100,000        2,094,750
  11.625%, due 10/15/17 (c)      3,360,000        3,309,600
PTS Acquisition Corp.
  9.50%, due 4/15/15 (c)(h)      6,245,000        5,792,238
ReAble Therapeutics Finance
  LLC/ReAble Therapeutics
  Finance Corp.
  10.875%, due 11/15/14 (c)      7,440,000        7,309,800
  11.75%, due 11/15/14           4,770,000        4,340,700
                                             --------------
                                                 40,635,088
                                             --------------

HEALTH CARE-SERVICES (2.3%)
Alliance Imaging, Inc.
  7.25%, due 12/15/12            2,440,000        2,318,000
  7.25%, due 12/15/12 (c)        7,490,000        7,115,500
Centene Corp.
  7.25%, due 4/1/14              4,135,000        4,031,625
Community Health Systems,
  Inc.
  8.875%, due 7/15/15            6,105,000        6,219,469
HCA, Inc.
  6.30%, due 10/1/12               410,000          364,900
  6.75%, due 7/15/13             2,440,000        2,171,600
  8.75%, due 9/1/10              1,200,000        1,210,500
  9.25%, due 11/15/16            4,730,000        4,966,500
Psychiatric Solutions, Inc.
  7.75%, due 7/15/15             4,025,000        4,014,938
Skilled Healthcare Group,
  Inc.
  11.00%, due 1/15/14            1,904,000        2,037,280
                                             --------------
                                                 34,450,312
                                             --------------

HOLDING COMPANIES--DIVERSIFIED (0.7%)
ESI Tractebel Acquisition
  Corp.
  Class B
  7.99%, due 12/30/11            1,099,000        1,110,409
Leucadia National Corp.
  7.125%, due 3/15/17            1,440,000        1,332,000
  8.125%, due 9/15/15            4,480,000        4,480,000
Susser Holdings LLC
  10.625%, due 12/15/13 (c)      2,915,000        3,017,025
                                             --------------
                                                  9,939,434
                                             --------------

HOUSEHOLD PRODUCTS & WARES (0.6%)
ACCO Brands Corp.
  7.625%, due 8/15/15            6,575,000        5,868,188
Jarden Corp.
  7.50%, due 5/1/17              3,190,000        2,743,400
                                             --------------
                                                  8,611,588
                                             --------------

HOUSEWARES (0.3%)
Libbey Glass, Inc.
  11.913%, due 6/1/11 (g)        3,500,000        3,688,125
                                             --------------


INSURANCE (1.7%)
 vCrum & Forster Holdings
  Corp.
  7.75%, due 5/1/17             11,475,000       11,259,844
HUB International Holdings,
  Inc.
  9.00%, due 12/15/14 (c)        9,160,000        8,175,300
Lumbermens Mutual Casualty
  8.45%, due 7/1/26 (c)(e)      12,235,000          107,056
  9.15%, due 12/1/97 (c)(e)        555,000            4,856
USI Holdings Corp.
  8.744%, due 11/15/14
  (c)(g)                         2,080,000        1,778,400
  9.75%, due 5/15/15 (c)         3,675,000        2,958,375
                                             --------------
                                                 24,283,831
                                             --------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-169

                                 PRINCIPAL
                                    AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
IRON & STEEL (0.3%)
Allegheny Ludlum Corp.
  6.95%, due 12/15/25        $   4,420,000   $    4,530,500
Allegheny Technologies,
  Inc.
  8.375%, due 12/15/11              85,000           90,525
                                             --------------
                                                  4,621,025
                                             --------------

LEISURE TIME (0.4%)
Town Sports International,
  Inc.
  (zero coupon), due 2/1/14
  11.00%, beginning 2/1/09       6,830,000        6,488,500
                                             --------------


LODGING (2.9%)
Boyd Gaming Corp.
  6.75%, due 4/15/14               725,000          690,563
  7.125%, due 2/1/16             1,180,000        1,115,100
  7.75%, due 12/15/12            5,500,000        5,568,750
Mandalay Resort Group
  9.50%, due 8/1/08              2,965,000        3,024,300
MGM Mirage, Inc.
  7.50%, due 6/1/16              2,045,000        2,024,550
  8.50%, due 9/15/10             2,826,000        2,931,975
MTR Gaming Group, Inc.
  Series B
  9.00%, due 6/1/12              4,205,000        3,952,700
  9.75%, due 4/1/10              3,035,000        3,035,000
Park Place Entertainment
  Corp.
  7.00%, due 4/15/13             6,490,000        7,424,956
  7.50%, due 9/1/09                270,000          286,862
  8.875%, due 9/15/08            3,470,000        3,588,261
San Pasqual Casino
  8.00%, due 9/15/13 (c)         1,815,000        1,787,775
Seminole Hard Rock
  Entertainment,
  Inc./Seminole Hard Rock
  International LLC
  7.491%, due 3/15/14
  (c)(g)                         3,760,000        3,590,800
Wynn Las Vegas Capital
  Corp.
  6.625%, due 12/1/14 (c)        3,085,000        3,031,013
                                             --------------
                                                 42,052,605
                                             --------------

MEDIA (1.8%)
LBI Media, Inc.
  8.50%, due 8/1/17 (c)          3,730,000        3,594,788
MediaNews Group, Inc.
  6.875%, due 10/1/13            1,615,000        1,009,375
Morris Publishing Group LLC
  7.00%, due 8/1/13              5,825,000        4,230,406
Paxson Communications Corp.
  8.493%, due 1/15/12
  (c)(g)                         5,310,000        5,170,613
  11.493%, due 1/15/13
     (c)(g)                      9,055,000        8,907,856
Ziff Davis Media, Inc.
  10.913%, due 5/1/12 (g)        4,035,000        3,772,725
                                             --------------
                                                 26,685,763
                                             --------------

METAL FABRICATE & HARDWARE (0.4%)
Metals USA, Inc.
  11.125%, due 12/1/15           2,125,000        2,199,375
Neenah Foundary Co.
  9.50%, due 1/1/17              5,355,000        4,310,775
                                             --------------
                                                  6,510,150
                                             --------------

MINING (0.6%)
Freeport-McMoRan Copper &
  Gold, Inc.
  8.25%, due 4/1/15              2,295,000        2,432,700
  8.375%, due 4/1/17             5,585,000        5,989,913
                                             --------------
                                                  8,422,613
                                             --------------

MISCELLANEOUS--MANUFACTURING (1.3%)
Actuant Corp.
  6.875%, due 6/15/17 (c)        3,695,000        3,658,050
RBS Global, Inc./Rexnord
  Corp.
  9.50%, due 8/1/14              8,280,000        8,197,200
Sally Holdings LLC
  9.25%, due 11/15/14 (f)        2,450,000        2,425,500
SPX Corp.
  7.625%, due 12/15/14 (c)       4,425,000        4,513,500
                                             --------------
                                                 18,794,250
                                             --------------

OIL & GAS (6.3%)
Chaparral Energy, Inc.
  8.50%, due 12/1/15             5,480,000        4,932,000
  8.875%, due 2/1/17 (c)         6,530,000        5,893,325
Chesapeake Energy Corp.
  6.50%, due 8/15/17            11,390,000       10,991,350
  6.625%, due 1/15/16            2,440,000        2,385,100
  6.875%, due 11/15/20           1,355,000        1,300,800
Energy Partners, Ltd.
  10.368%, due 4/15/13 (g)       3,910,000        3,851,350
Forest Oil Corp.
  7.25%, due 6/15/19 (c)         5,255,000        5,281,275
  8.00%, due 12/15/11            3,685,000        3,832,400
Hilcorp Energy I,
  L.P./Hilcorp
  Finance Co.
  7.75%, due 11/1/15 (c)         3,730,000        3,664,725
  9.00%, due 6/1/16 (c)          2,895,000        2,996,325
Mariner Energy, Inc.
  7.50%, due 4/15/13             5,585,000        5,375,563
  8.00%, due 5/15/17             1,870,000        1,778,838


M-170    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
OIL & GAS (CONTINUED)
Newfield Exploration Co.
  6.625%, due 4/15/16        $   4,785,000   $    4,689,300
Parker Drilling Co.
  9.625%, due 10/1/13            6,770,000        7,193,125
Petroquest Energy, Inc.
  10.375%, due 5/15/12           4,870,000        5,016,100
Pride International, Inc.
  7.375%, due 7/15/14            2,770,000        2,846,175
Stone Energy Corp.
  6.75%, due 12/15/14            5,750,000        5,333,125
  8.25%, due 12/15/11              755,000          755,000
United Refining Co.
  10.50%, due 8/15/12            2,315,000        2,338,150
Venoco, Inc.
  8.75%, due 12/15/11            2,050,000        2,029,500
W&T Offshore, Inc.
  8.25%, due 6/15/14 (c)         3,155,000        2,957,813
Whiting Petroleum Corp.
  7.00%, due 2/1/14              4,995,000        4,945,050
  7.25%, due 5/1/13              1,855,000        1,827,175
                                             --------------
                                                 92,213,564
                                             --------------

OIL & GAS SERVICES (1.1%)
Allis-Chalmers Energy, Inc.
  8.50%, due 3/1/17              6,580,000        6,283,900
  9.00%, due 1/15/14             3,835,000        3,777,475
Complete Production
  Services, Inc.
  8.00%, due 12/15/16            3,815,000        3,691,013
Helix Energy Solutions
  Group, Inc.
  9.50%, due 1/15/16 (c)         2,945,000        2,996,538
                                             --------------
                                                 16,748,926
                                             --------------

PACKAGING & CONTAINERS (0.1%)
Owens-Brockway Glass
  Container, Inc.
  8.25%, due 5/15/13             1,200,000        1,245,000
  8.875%, due 2/15/09              690,000          692,588
                                             --------------
                                                  1,937,588
                                             --------------

PIPELINES (2.2%)
ANR Pipeline Co.
  7.375%, due 2/15/24              395,000          447,834
  9.625%, due 11/1/21            7,515,000       10,020,050
Copano Energy LLC
  8.125%, due 3/1/16             2,260,000        2,276,950
El Paso Natural Gas Co.
  7.50%, due 11/15/26            1,435,000        1,507,470
  7.625%, due 8/1/10             3,975,000        4,062,271
MarkWest Energy Partners,
  L.P./MarkWest Energy
  Finance Corp.
  Series B
  6.875%, due 11/1/14            4,050,000        3,857,625
  8.50%, due 7/15/16             6,065,000        6,095,325
Northwest Pipeline Corp.
  7.125%, due 12/1/25            2,195,000        2,271,825
Southern Natural Gas Co.
  7.35%, due 2/15/31             1,190,000        1,242,553
Tennessee Gas Pipeline Co.
  7.625%, due 4/1/37             1,005,000        1,080,984
                                             --------------
                                                 32,862,887
                                             --------------

REAL ESTATE (1.3%)
Host Hotels & Resorts, L.P.
  6.875%, due 11/1/14            2,145,000        2,134,275
Host Marriott, L.P.
  Series Q
  6.75%, due 6/1/16              3,795,000        3,738,075
Omega Healthcare Investors,
  Inc.
  7.00%, due 4/1/14              6,225,000        6,162,750
Trustreet Properties, Inc.
  7.50%, due 4/1/15              6,700,000        7,207,538
                                             --------------
                                                 19,242,638
                                             --------------

RETAIL (2.9%)
Burlington Coat Factory
  Warehouse Corp.
  11.125%, due 4/15/14 (f)       2,640,000        2,118,600
Harry & David Holdings,
  Inc.
  9.00%, due 3/1/13              2,675,000        2,461,000
Rite Aid Corp.
  7.50%, due 1/15/15             6,265,000        5,669,825
  7.50%, due 3/1/17              3,865,000        3,406,031
  8.125%, due 5/1/10               725,000          710,500
  8.625%, due 3/1/15             8,235,000        6,639,469
  9.375%, due 12/15/15             805,000          668,150
  9.50%, due 6/15/17             3,080,000        2,548,700
Sbarro, Inc.
  10.375%, due 2/1/15 (f)        5,235,000        4,606,800
Star Gas Partners,
  L.P./Star Gas
  Finance Co.
  Series B
  10.25%, due 2/15/13            7,720,000        8,028,800
Toys "R" Us, Inc.
  7.625%, due 8/1/11             7,300,000        6,150,250
                                             --------------
                                                 43,008,125
                                             --------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-171

                                 PRINCIPAL
                                    AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
SAVINGS & LOANS (0.2%)
Washington Mutual, Inc.
  7.25%, due 11/1/17         $   2,560,000   $    2,254,679
                                             --------------


SOFTWARE (0.7%)
Open Solutions, Inc.
  9.75%, due 2/1/15 (c)          4,745,000        4,323,881
SS&C Technologies, Inc.
  11.75%, due 12/1/13            5,405,000        5,837,400
                                             --------------
                                                 10,161,281
                                             --------------

TELECOMMUNICATIONS (3.7%)
Centennial Cellular
  Operating Co./Centennial
  Communications Corp.
  10.125%, due 6/15/13           5,765,000        6,053,250
GCI, Inc.
  7.25%, due 2/15/14             2,040,000        1,848,750
Intelsat Corp.
  9.00%, due 6/15/16             3,660,000        3,687,450
iPCS, Inc.
  7.036%, due 5/1/13 (g)         1,525,000        1,437,313
Lucent Technologies, Inc.
  5.50%, due 11/15/08 (f)        1,745,000        1,729,731
 v  6.45%, due 3/15/29          17,470,000       14,434,588
  6.50%, due 1/15/28             3,410,000        2,817,513
PanAmSat Corp.
  9.00%, due 8/15/14             1,880,000        1,889,400
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11             1,265,000        1,265,000
  Series B
  7.50%, due 2/15/14             8,560,000        8,538,600
Qwest Corp.
  7.20%, due 11/10/26            1,645,000        1,550,413
  7.25%, due 9/15/25               920,000          864,800
  7.50%, due 10/1/14             1,655,000        1,679,825
  8.875%, due 3/15/12            4,820,000        5,157,400
Windstream Regatta
  Holdings, Inc.
  11.00%, due 12/1/17 (c)        1,865,000        1,846,350
                                             --------------
                                                 54,800,383
                                             --------------

TEXTILES (1.0%)
 vINVISTA
  9.25%, due 5/1/12 (c)         14,065,000       14,557,275
                                             --------------


TRANSPORTATION (0.4%)
Atlantic Express
  Transportation Corp.
  12.455%, due 4/15/12 (g)       4,140,000        3,446,550
St. Acquisition Corp.
  12.50%, due 5/15/17
  (c)(f)                         3,490,000        1,801,713
                                             --------------
                                                  5,248,263
                                             --------------

TRUCKING & LEASING (0.3%)
Greenbrier Cos., Inc.
  8.375%, due 5/15/15            4,090,000        3,905,950
                                             --------------
Total Corporate Bonds
  (Cost $986,136,660)                           965,486,474
                                             --------------



FOREIGN BONDS (8.6%)
-----------------------------------------------------------

CHEMICALS (0.1%)
Nova Chemicals Corp.
  7.863%, due 11/15/13 (g)       2,195,000        2,052,325
                                             --------------


COMMERCIAL SERVICES (0.4%)
Quebecor World, Inc.
  9.75%, due 1/15/15 (c)         7,305,000        5,487,881
                                             --------------


DIVERSIFIED FINANCIAL SERVICES (0.7%)
CEVA Group PLC
  10.00%, due 9/1/14 (c)         3,370,000        3,462,675
Digicel, Ltd.
  9.25%, due 9/1/12 (c)          3,910,000        3,983,508
Galaxy Entertainment
  Finance Co., Ltd.
  9.875%, due 12/15/12 (c)       2,695,000        2,843,225
                                             --------------
                                                 10,289,408
                                             --------------

ELECTRIC (0.7%)
Intergen N.V.
  9.00%, due 6/30/17 (c)         9,365,000        9,856,663
                                             --------------


ELECTRONICS (1.0%)
NXP B.V./NXP Funding LLC
 v  7.875%, due 10/15/14        12,880,000       12,236,000
  9.50%, due 10/15/15 (f)        2,690,000        2,464,713
                                             --------------
                                                 14,700,713
                                             --------------

FOREST PRODUCTS & PAPER (0.3%)
Bowater Canada Finance
  7.95%, due 11/15/11              755,000          609,663
Catalyst Paper Corp.
  7.375%, due 3/1/14             3,481,000        2,628,155
  Series D
  8.625%, due 6/15/11            1,930,000        1,601,900
                                             --------------
                                                  4,839,718
                                             --------------



M-172    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT            VALUE
FOREIGN BONDS (CONTINUED)
HEALTH CARE-PRODUCTS (0.6%)
FMC Finance III S.A.
  6.875%, due 7/15/17 (c)    $   9,170,000   $    9,170,000
                                             --------------


MEDIA (1.9%)
CanWest MediaWorks, Inc.
  8.00%, due 9/15/12             4,671,920        4,409,125
CanWest MediaWorks, L.P.
  9.25%, due 8/1/15 (c)          5,190,000        5,079,713
Quebecor Media, Inc.
  7.75%, due 3/15/16             7,185,000        6,897,600
  7.75%, due 3/15/16 (c)         4,060,000        3,897,600
Shaw Communications, Inc.
  7.50%, due 11/20/13        C$  5,470,000        5,891,371
Sun Media Corp.
  7.625%, due 2/15/13        $   2,330,000        2,268,838
                                             --------------
                                                 28,444,247
                                             --------------

PHARMACEUTICALS (0.2%)
Angiotech Pharmaceuticals,
  Inc.
  8.874%, due 12/1/13 (g)        3,165,000        3,006,750
                                             --------------


TELECOMMUNICATIONS (2.6%)
Inmarsat Finance PLC
  (zero coupon), due
     11/15/12
  10.375%, beginning
     11/15/08                    6,585,000        6,395,681
Intelsat Subsidiary Holding
  Co., Ltd.
  8.25%, due 1/15/13             6,000,000        6,030,000
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13            8,365,000        8,908,725
Nortel Networks, Ltd.
  10.75%, due 7/15/16 (c)        5,795,000        6,084,750
Rogers Wireless, Inc.
  8.00%, due 12/15/12            2,510,000        2,618,703
  9.625%, due 5/1/11             4,250,000        4,837,907
Satelites Mexicanos S.A. de
  C.V.
  13.431%, due 11/30/11 (g)      2,800,000        2,863,000
                                             --------------
                                                 37,738,766
                                             --------------

TRANSPORTATION (0.1%)
Kansas City Southern de
  Mexico
  S.A. de C.V.
  7.375%, due 6/1/14 (c)         1,380,000        1,342,050
                                             --------------
Total Foreign Bonds
  (Cost $128,009,337)                           126,928,521
                                             --------------



LOAN ASSIGNMENTS & PARTICIPATIONS (9.4%) (J)
-----------------------------------------------------------

AEROSPACE & DEFENSE (0.4%)
DAE Aviation Holdings
  Asset Sale Term Loan
  7.803%, due 7/31/09            2,000,000        1,995,000
  Tranche B1 Term Loan
  8.738%, due 7/31/14            2,583,024        2,567,688
  Tranche B2 Term Loan
  8.748%, due 7/31/14            1,955,601        1,943,991
                                             --------------
                                                  6,506,679
                                             --------------

AUTOMOBILE (1.2%)
DaimlerChrysler Financial
  Services Americas LLC
  2nd Lien Term Loan
  11.50%, due 8/3/13            10,195,000        8,979,246
Navistar International
  Corp.
  Term Loan B
  8.234%, due 1/19/12            6,600,000        6,342,600
  Revolver
  8.272%, due 1/19/12            2,400,000        2,306,400
                                             --------------
                                                 17,628,246
                                             --------------

BROADCASTING (0.6%)
Nielsen Finance LLC
  Dollar Term Loan
  7.276%, due 8/9/13             9,593,591        9,083,269
                                             --------------


BUILDINGS & REAL ESTATE (0.7%)
Building Materials Corp. of
  America
  2nd Lien Term Loan
  10.688%, due 9/15/14           3,775,000        2,714,855
LNR Property Corp.
  Term Loan A1
  7.63%, due 7/12/09               915,000          869,250
  Initial Tranche B Term
  Loan
  7.63%, due 7/12/11             6,940,000        6,606,013
                                             --------------
                                                 10,190,118
                                             --------------

DIVERSIFIED/CONGLOMERATE SERVICE (0.8%)
Rental Services Corp.
  2nd Lien Term Loan
  8.75%, due 11/30/13            2,861,047        2,656,005
SunGard Data Systems, Inc.
  Term Loan
  6.898%, due 2/28/14            8,044,146        7,758,410
Transfirst Holdings, Inc.
  Term Loan B
  9.00%, due 6/14/14             1,198,975        1,116,545
                                             --------------
                                                 11,530,960
                                             --------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-173

                                 PRINCIPAL
                                    AMOUNT            VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
HEALTHCARE, EDUCATION & CHILDCARE (2.3%)
Community Health Systems,
  Inc.
  New Term Loan B
  7.331%, due 7/25/14        $  11,354,646   $   10,913,472
Fresenius Medical Care
  Holdings, Inc.
  Term Loan
  6.272%, due 3/31/13              400,000          384,643
HCA, Inc.
  Term Loan A
  6.83%, due 9/12/17             2,711,090        2,568,498
  Term Loan B
  7.08%, due 11/18/13           10,122,750        9,740,616
Talecris Biotherapeutics,
  Inc.
  1st Lien Term Loan
  8.38%, due 12/6/13             2,395,800        2,372,841
  2nd Lien Term Loan
  11.38%, due 12/6/14            4,845,000        4,811,691
Warner Chilcott Corp.
  Tranche B Term Loan
  6.832%, due 1/18/12            2,241,424        2,167,177
  Tranche C Term Loan
  6.847%, due 1/18/12              770,957          745,419
                                             --------------
                                                 33,704,357
                                             --------------

HOTELS, MOTELS, INNS & GAMING (0.1%)
Fontainebleau Las Vegas
  Resorts LLC
  Term Loan B
  8.40%, due 6/5/14              2,323,333        2,166,508
                                             --------------


LEISURE, AMUSEMENT, MOTION PICTURES, ENTERTAINMENT (0.2%)
Town Sports International,
  Inc.
  Term Loan
  6.938%, due 2/27/14            2,987,425        2,748,431
                                             --------------


MACHINERY (0.3%)
BHM Technologies LLC
  1st Lien Term Loan
  11.133%, due 7/21/13           7,013,553        5,049,758
                                             --------------


RETAIL STORE (0.8%)
Michaels Stores, Inc.
  New Term Loan B
  7.614%, due 10/31/13           2,110,879        1,935,292
Neiman Marcus Group, Inc.
  (The)
  Term Loan B
  6.939%, due 4/6/13             4,113,924        3,951,083
Toys "R" Us (Delaware),
  Inc.
  Term Loan
  10.243%, due 1/19/13           5,870,000        5,756,791
                                             --------------
                                                 11,643,166
                                             --------------

TELECOMMUNICATIONS (1.0%)
Alltel Corp.
  Term Loan B3
  7.778%, due 5/15/15            7,077,263        6,810,881
Qwest Corp.
  Term Loan B
  6.95%, due 6/30/10             4,250,000        4,299,585
Trilogy International
  Partners LLC
  Term Loan
  8.33%, due 6/29/12             3,085,000        2,961,600
                                             --------------
                                                 14,072,066
                                             --------------

UTILITIES (1.0%)
Texas Competitive Electric
  Holdings Co.
  Term Loan B2
  8.396%, due 10/31/14          10,638,338       10,438,879
  Term Loan B3
  8.396%, due 10/31/14           3,880,275        3,811,268
                                             --------------
                                                 14,250,147
                                             --------------
Total Loan Assignments &
  Participations
  (Cost $145,788,755)                           138,573,705
                                             --------------



YANKEE BONDS (1.1%) (K)
-----------------------------------------------------------

FOREST PRODUCTS & PAPER (0.6%)
Abitibi-Consolidated, Inc.
  8.85%, due 8/1/30              2,665,000        1,825,525
Smurfit Capital Funding PLC
  7.50%, due 11/20/25            7,145,000        6,752,025
                                             --------------
                                                  8,577,550
                                             --------------

INSURANCE (0.5%)
Fairfax Financial Holdings,
  Ltd.
  7.375%, due 4/15/18 (f)        3,015,000        2,822,794
  7.75%, due 7/15/37 (f)           135,000          123,694
  8.30%, due 4/15/26 (f)         4,645,000        4,441,781
                                             --------------
                                                  7,388,269
                                             --------------
Total Yankee Bonds
  (Cost $15,413,678)                             15,965,819
                                             --------------
Total Long-Term Bonds
  (Cost $1,292,580,542)                       1,264,549,567
                                             --------------





M-174    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES            VALUE

COMMON STOCKS (2.2%)
-----------------------------------------------------------

AGRICULTURE (0.0%)*
North Atlantic Trading Co.,
  Inc. (a)(b)(d)(i)                  2,418   $           24
                                             --------------


AIRLINES (1.1%)
Delta Air Lines, Inc. (i)          148,499        2,211,150
 vNorthwest Airlines, Inc.
  (i)                              901,135       13,075,469
                                             --------------
                                                 15,286,619
                                             --------------

COMMERCIAL SERVICES (0.0%)++
Dinewise, Inc. (a)(b)(i)         1,627,396           16,274
                                             --------------


MEDIA (0.7%)
Adelphia Contingent Value
  Vehicle (a)(b)(e)(i)           2,207,279           22,073
Belo Corp. Class A                 139,200        2,427,648
CBS Corp. Class B (f)               63,200        1,722,200
Gannett Co., Inc.                   68,200        2,659,800
Haights Cross
  Communications, Inc.
  (a)(b)(i)                        409,133        3,948,113
                                             --------------
                                                 10,779,834
                                             --------------

RETAIL (0.2%)
Star Gas Partners, L.P. (i)        857,680        3,404,990
                                             --------------


SOFTWARE (0.1%)
QuadraMed Corp. (a)(i)             343,778          649,740
QuadraMed Corp. (a)(i)             106,427          201,147
                                             --------------
                                                    850,887
                                             --------------

TELECOMMUNICATIONS (0.1%)
Loral Space &
  Communications, Ltd. (i)          43,194        1,479,395
Remote Dynamics, Inc. (i)            1,450               37
                                             --------------
                                                  1,479,432
                                             --------------
Total Common Stocks
  (Cost $47,447,866)                             31,818,060
                                             --------------



CONVERTIBLE PREFERRED STOCK (0.4%)
-----------------------------------------------------------

SOFTWARE (0.4%)
QuadraMed Corp.
  5.50% (a)(c)(d)                  278,000        5,977,000
                                             --------------
Total Convertible Preferred
  Stock
  (Cost $6,646,200)                               5,977,000
                                             --------------



PREFERRED STOCKS (0.8%)
-----------------------------------------------------------

MEDIA (0.0%)++
Ziff Davis Holdings, Inc.
  10.00% (a)                           674           10,110
                                             --------------

REAL ESTATE INVESTMENT TRUSTS (0.8%)
 vSovereign Real Estate
  Investment Corp.
  12.00% (a)(c)                      9,000       11,767,500
                                             --------------
Total Preferred Stocks
  (Cost $10,153,838)                             11,777,610
                                             --------------


                                 NUMBER OF
                                  WARRANTS
WARRANTS (0.0%)++
-----------------------------------------------------------

INTERNET (0.0%)++
Ziff Davis Holdings, Inc.
  Strike Price $0.001
  Expire 8/12/12 (b)(i)            123,640            1,236
                                             --------------


MEDIA (0.0%)++
Haights Cross
  Communications, Inc.
  Strike Price $0.001
  Expire 7/31/08
     (a)(b)(d)(i)                    3,304           31,851
                                             --------------
Total Warrants
  (Cost $2,139)                                      33,087
                                             --------------




                                    SHARES
SHORT-TERM INVESTMENTS (14.6%)
-----------------------------------------------------------

INVESTMENT COMPANY (5.7%)
State Street Navigator
  Securities Lending Prime
  Portfolio (l)                 83,830,990       83,830,990
                                             --------------
Total Investment Company
  (Cost $83,830,990)                             83,830,990
                                             --------------

                                 PRINCIPAL
                                    AMOUNT
U.S. GOVERNMENT (8.9%)
United States Treasury
  Bills
  2.192%, due 1/17/08        $   3,625,000        3,621,468
  2.32%, due 1/17/08            52,270,000       52,216,104
  2.50%, due 1/10/08            19,185,000       19,173,009
  2.56%, due 1/10/08            14,020,000       14,011,027
  2.576%, due 1/10/08              370,000          369,762

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-175

                                 PRINCIPAL
                                    AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. GOVERNMENT (CONTINUED)
United States Treasury Bills (continued)
  2.69%, due 1/10/08         $     280,000   $      279,812
  2.821%, due 1/24/08 (f)       41,065,000       40,990,989
                                             --------------
Total U.S. Government
  (Cost $130,662,171)                           130,662,171
                                             --------------
Total Short-Term
  Investments
  (Cost $214,493,161)                           214,493,161
                                             --------------
Total Investments
  (Cost $1,571,323,746) (m)          104.0%   1,528,648,485
Liabilities in Excess of
  Cash and Other Assets               (4.0)     (58,589,422)
                             -------------   --------------
Net Assets                           100.0%  $1,470,059,063
                             =============   ==============





++   Less than one-tenth of a percent.
+++  All of the Portfolio's liquid assets are
     "earmarked" to cover potential senior
     securities transactions which may
     include, but are not limited to, swaps,
     forwards, TBAs, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Portfolio's potential senior
     securities holdings to ensure proper
     coverage for these transactions.
(a)  Illiquid security. The total market value
     of these securities at December 31, 2007
     is $24,462,284, which represents 1.7% of
     the Portfolio's net assets.
(b)  Fair valued security. The total market
     value of these securities at December 31,
     2007 is $5,855,326, which represents 0.4%
     of the Portfolio's net assets.
(c)  May be sold to institutional investors
     only under Rule 144a or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d)  Restricted security.
(e)  Issue in default.
(f)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $81,890,944; cash collateral of
     $83,830,990 (included in liabilities) was
     received with which the Portfolio
     purchased highly liquid short-term
     investments.
(g)  Floating rate. Rate shown is the rate in
     effect at December 31, 2007.
(h)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.
(i)  Non-income producing security.
(j)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London Inter-Bank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at December 31,
     2007. Floating Rate Loans are generally
     considered restrictive in that the
     Portfolio is ordinarily contractually
     obligated to receive consent from the
     Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan.
(k)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(l)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(m)  At December 31, 2007, cost is
     $1,572,016,835 for federal income tax
     purposes and net unrealized depreciation
     is as follows:



     Gross unrealized appreciation   $ 32,086,780
     Gross unrealized depreciation    (75,455,130)
                                     ------------
     Net unrealized depreciation     $(43,368,350)
                                     ============



The following abbreviation is used in the above portfolio:

C$   --Canadian Dollar






M-176    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in securities, at value
  (identified cost
  $1,571,323,746) including
  $81,890,944 market
  value of securities loaned        $1,528,648,485
Cash                                       798,882
Receivables:
  Dividends and interest                24,958,448
  Fund shares sold                         783,248
  Investment securities sold               646,088
Other assets                                 2,670
                                    --------------
     Total assets                    1,555,837,821
                                    --------------

LIABILITIES:
Securities lending collateral           83,830,990
Unrealized depreciation on
  unfunded commitments                     140,948
Payables:
  Investment securities purchased          409,589
  Adviser (See Note 3)                     374,848
  Fund shares redeemed                     296,258
  Administrator (See Note 3)               249,918
  Shareholder communication                176,367
  Professional fees                        150,796
  NYLIFE Distributors (See Note 3)         127,622
  Custodian                                 18,709
  Directors                                    725
Accrued expenses                             1,988
                                    --------------
     Total liabilities                  85,778,758
                                    --------------
Net assets                          $1,470,059,063
                                    ==============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 300 million shares
  authorized                        $    1,461,709
Additional paid-in capital           1,478,841,808
                                    --------------
                                     1,480,303,517
Accumulated undistributed net
  investment income                    108,703,528
Accumulated net realized loss on
  investments                          (76,140,741)
Net unrealized depreciation on
  investments                          (42,675,261)
Net unrealized depreciation on
  unfunded commitments                    (140,948)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign
  currencies and foreign currency
  forward contracts                          8,968
                                    --------------
Net assets                          $1,470,059,063
                                    ==============
INITIAL CLASS
Net assets applicable to
  outstanding shares                $  866,746,994
                                    ==============
Shares of capital stock
  outstanding                           86,015,444
                                    ==============
Net asset value per share
  outstanding                       $        10.08
                                    ==============
SERVICE CLASS
Net assets applicable to
  outstanding shares                $  603,312,069
                                    ==============
Shares of capital stock
  outstanding                           60,155,491
                                    ==============
Net asset value per share
  outstanding                       $        10.03
                                    ==============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-177

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Interest                            $119,670,537
  Dividends (a)                          1,601,151
  Income from securities
     loaned--net                           365,557
                                      ------------
     Total income                      121,637,245
                                      ------------
EXPENSES:
  Advisory (See Note 3)                  4,517,751
  Administration (See Note 3)            3,011,834
  Distribution and service--Service
     Class
     (See Note 3)                        1,428,040
  Shareholder communication                284,103
  Professional fees                        228,845
  Directors                                 81,444
  Custodian                                 54,812
  Miscellaneous                             43,232
                                      ------------
     Total expenses                      9,650,061
                                      ------------
Net investment income                  111,987,184
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                 14,867,503
  Foreign currency transactions           (390,569)
                                      ------------
Net realized gain on investments
  and foreign currency transactions     14,476,934
                                      ------------
Net change in unrealized
  appreciation on:
  Security transactions and
     unfunded commitments              (94,925,517)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts            (39,570)
                                      ------------
Net change in unrealized
  appreciation on investments,
  unfunded commitments and foreign
  currency transactions                (94,965,087)
                                      ------------
Net realized and unrealized loss on
  investments, foreign currency
  transactions and unfunded
  commitments                          (80,488,153)
                                      ------------
Net increase in net assets
  resulting from operations           $ 31,499,031
                                      ============




(a) Dividends recorded net of foreign withholding taxes in the amount of $634.



M-178    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006



                                       2007             2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income       $  111,987,184   $  100,240,751
 Net realized gain on
  investments and foreign
  currency transactions          14,476,934        5,618,847
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, unfunded
  commitments and foreign
  currency transactions         (94,965,087)      54,341,573
                             -------------------------------
 Net increase in net
  assets resulting from
  operations                     31,499,031      160,201,171
                             -------------------------------

Dividends to shareholders:
 From net investment income:
    Initial Class               (59,471,886)     (18,078,649)
    Service Class               (39,108,471)      (8,667,497)
                             -------------------------------
 Total dividends to
  shareholders                  (98,580,357)     (26,746,146)
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        195,136,141      146,804,599
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      98,580,357       26,746,146
 Cost of shares redeemed       (236,403,261)    (250,198,031)
                             -------------------------------
    Increase (decrease) in
     net assets derived
     from capital share
     transactions                57,313,237      (76,647,286)
                             -------------------------------
    Net increase (decrease)
     in net assets               (9,768,089)      56,807,739

NET ASSETS:
Beginning of year             1,479,827,152    1,423,019,413
                             -------------------------------
End of year                  $1,470,059,063   $1,479,827,152
                             ===============================
Accumulated undistributed
 net investment income at
 end of year                 $  108,703,528   $   96,599,048
                             ===============================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-179

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                     INITIAL CLASS
                            --------------------------------------------------------------



                                                YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------------

                              2007        2006         2005          2004          2003

Net asset value at
  beginning of period       $  10.55    $   9.59    $     9.90    $     9.41    $     7.39
                            --------    --------    ----------    ----------    ----------
Net investment income           0.80(b)     0.72(b)       0.73(b)       0.70          0.75(b)
Net realized and
  unrealized gain (loss)
  on investments               (0.55)       0.44         (0.46)         0.47          1.93
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                 (0.00)(c)   (0.00)(c)      0.02          0.02          0.01
                            --------    --------    ----------    ----------    ----------
Total from investment
  operations                    0.25        1.16          0.29          1.19          2.69
                            --------    --------    ----------    ----------    ----------
Less dividends:
  From net investment
     income                    (0.72)      (0.20)        (0.60)        (0.70)        (0.67)
                            --------    --------    ----------    ----------    ----------
Net asset value at end of
  period                    $  10.08    $  10.55    $     9.59    $     9.90    $     9.41
                            ========    ========    ==========    ==========    ==========
Total investment return         2.31%      12.04%         2.94%(d)     12.72%        36.37%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         7.53%       7.20%         7.39%         7.40%         8.51%
  Net expenses                  0.55%       0.56%         0.45%         0.59%         0.60%
  Expenses (before
     reimbursement)             0.55%       0.56%         0.55%         0.59%         0.60%
Portfolio turnover rate           45%         48%           45%           39%           43%
Net assets at end of
  period (in 000's)         $866,747    $969,910    $1,022,911    $1,167,527    $1,114,766




(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.85% and 2.58% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.





M-180    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                              SERVICE CLASS
      ------------------------------------------------------------
                                                         JUNE 4,
                                                         2003(a)
                                                         THROUGH
                 YEAR ENDED DECEMBER 31,              DECEMBER 31,
      ------------------------------------------------------------

        2007        2006        2005        2004          2003

      $  10.51    $   9.56    $   9.88    $   9.40       $  8.69
      --------    --------    --------    --------       -------
          0.77(b)     0.69(b)     0.71(b)     0.68          0.44(b)
         (0.55)       0.44       (0.47)       0.47          0.92

         (0.00)(c)   (0.00)(c)    0.02        0.02          0.00(c)
      --------    --------    --------    --------       -------
          0.22        1.13        0.26        1.17          1.36
      --------    --------    --------    --------       -------

         (0.70)      (0.18)      (0.58)      (0.69)        (0.65)
      --------    --------    --------    --------       -------
      $  10.03    $  10.51    $   9.56    $   9.88       $  9.40
      ========    ========    ========    ========       =======
          2.05%      11.76%       2.66%(d)   12.44%        15.66%(e)

          7.28%       6.95%       7.14%       7.15%         8.26%+(f)
          0.80%       0.81%       0.70%       0.84%         0.85%+
          0.80%       0.81%       0.80%       0.84%         0.85%+
            45%         48%         45%         39%           43%
      $603,312    $509,917    $400,109    $276,241       $79,608




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-181

MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE       FIVE          SINCE
TOTAL RETURNS                 YEAR    YEARS(1)    INCEPTION(1)
--------------------------------------------------------------
After Portfolio operating
  expenses                   6.86%     13.88%         5.32%




                                            (After Portfolio operating expenses)

                              MAINSTAY VP
                              ICAP SELECT      S&P 500/CITIGROUP
                           EQUITY PORTFOLIO       VALUE INDEX       S&P 500
                           ----------------    -----------------    -------
5/1/98                           10000               10000           10000
                                 10283               10160           11171
                                 10975               11452           13522
                                 11698               12149           12291
                                 11171               10726           10830
                                  8618                8489            8437
                                 11026               11188           10857
                                 12279               12945           12038
                                 12947               13699           12629
                                 15447               16548           14624
12/31/07                         16506               16878           15427






SERVICE CLASS(2)                                                 AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE       FIVE          SINCE
TOTAL RETURNS                 YEAR    YEARS(1)    INCEPTION(1)
--------------------------------------------------------------
After Portfolio operating
  expenses                   6.59%     13.61%         5.06%




                                            (After Portfolio operating expenses)

                            MAINSTAY VP
                            ICAP SELECT      S&P 500/CITIGROUP
                         EQUITY PORTFOLIO       VALUE INDEX       S&P 500
                         ----------------    -----------------    -------
5/1/98                         10000               10000           10000
                               10266               10160           11171
                               10929               11452           13522
                               11621               12149           12291
                               11069               10726           10830
                                8518                8489            8437
                               10872               11188           10857
                               12078               12945           12038
                               12707               13699           12629
                               15122               16548           14624
12/31/07                       16119               16878           15427







 BENCHMARK PERFORMANCE    ONE     FIVE      SINCE
                         YEAR    YEARS    INCEPTION
---------------------------------------------------
S&P 500(R) Index(3)      5.49%   12.83%      4.59%
S&P 500/Citigroup Value
Index*                   1.99    14.73       5.56



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and since-inception periods ended 12/31/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 13.88% and 5.31% for Initial Class shares and 13.60% and 5.06% for Service Class shares for the five-year and since-inception periods, respectively.
2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from inception (5/1/98) through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.
3. The Portfolio has selected the S&P 500(R) Index as its primary benchmark index in replacement of the S&P 500/Citigroup Value Index. The Portfolio selected the S&P 500(R) Index because it believes that this index is more reflective of the Portfolio's investment style.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




M-182    MainStay VP ICAP Select Equity Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP ICAP SELECT EQUITY
PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)

INITIAL CLASS                  $1,000.00        $974.70         $3.98          $1,021.00         $4.08
--------------------------------------------------------------------------------------------------------

SERVICE CLASS                  $1,000.00        $973.45         $5.22          $1,019.75         $5.35
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.80% for Initial Class and 1.05% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).


                                                  www.mainstayfunds.com    M-183

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(COMPOSITION PIE CHART)

Common Stocks                                   97.5%
Cash and Other Assets, Less Liabilities          2.5





See Portfolio of Investments on page M-187 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  Novartis A.G., ADR
    2.  General Electric Co.
    3.  Procter & Gamble Co. (The)
    4.  AT&T, Inc.
    5.  Merck & Co., Inc.
    6.  JPMorgan Chase & Co.
    7.  Occidental Petroleum Corp.
    8.  Cisco Systems, Inc.
    9.  Wyeth
   10.  Total S.A., Sponsored ADR







M-184    MainStay VP ICAP Select Equity Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF INSTITUTIONAL CAPITAL LLC (ICAP).

HOW DID MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007, MainStay VP ICAP Select Equity Portfolio returned 6.86% for Initial Class shares and 6.59% for Service Class shares. Both share classes outperformed the 1.69% return of the average Lipper* Variable Products Large-Cap Value Portfolio and the 5.49% return of the S&P 500(R) Index* for the 12 months ended December 31, 2007. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WERE THERE ANY CHANGES IN THE MANAGEMENT OR MAKEUP OF MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO DURING 2007?

The Portfolio's investment approach did not change. When lead portfolio manager Robert H. Lyon died in July, however, Thomas R. Wenzel, CFA, was appointed to serve as co-portfolio manager with Jerrold K. Senser, CFA.

During 2007, MainStay VP Income & Growth Portfolio was reorganized with and into MainStay VP ICAP Select Equity Portfolio. This Portfolio merger increased the Portfolio's assets under management.

WHAT FACTORS ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE IN 2007?

The Portfolio's performance relative to its peers and its benchmark was principally due to favorable sector weightings, but positive contributions also came from superior stock selection.

WHICH SECTORS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE DURING 2007 AND WHICH SECTORS DETRACTED THE MOST?

On an absolute basis, energy, consumer staples and industrials were the sectors that provided the greatest positive contributions to the Portfolio's performance in 2007. Sectors that detracted from the Portfolio's performance included financials and consumer discretionary. Utilities, which had the smallest positive return, was also a weak contributor.

WHICH INDIVIDUAL STOCKS WERE STRONG CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH STOCKS WERE WEAK CONTRIBUTORS?

Occidental Petroleum, Textron and Hess were the strongest contributors to the Portfolio's absolute performance, while Citigroup, Office Depot and Capital One Financial were the weakest performers.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING 2007?

During the year, the Portfolio added Merck & Co. to benefit from its new product profile, and Occidental Petroleum to take advantage of strong industry pricing. We believed that new product growth and cost-cutting measures at Merck & Co. presented an attractive opportunity. In our opinion, Occidental Petroleum also presented favorable potential for earnings surprises over time based on our forecast of oil prices. Among the stocks eliminated from the Portfolio during 2007 were Citigroup and Office Depot, both because the companies no longer exhibited the catalysts our investment thesis required.

WERE THERE ANY SIGNIFICANT SECTOR-WEIGHTING CHANGES DURING 2007?

During 2007, the Portfolio increased its weightings in telecommunication services, health care and information technology. Over the same period, the Portfolio decreased its exposure relative to the benchmark in the utilities, energy and financials sectors.



The principal risk of investing in value stocks is that they may never reach what the Portfolio Manager believes is their full value or they may even go down in value. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio may purchase securities that are made available in IPOs (initial public offerings). The securities purchased in IPOs can be very volatile, and the effect on the Portfolio's performance depends on a variety of factors. The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

                                                  www.mainstayfunds.com    M-185

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2007?

As of December 31, 2007, the sectors in which the Portfolio was most significantly overweight relative to the S&P 500(R) Index were health care and telecommunication services. As of the same date, the sectors in which the Portfolio was most significantly underweight relative to the Index were consumer discretionary and information technology.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.


M-186    MainStay VP ICAP Select Equity Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2007




                                 SHARES           VALUE
COMMON STOCKS (97.5%)+
-------------------------------------------------------

BEVERAGES (3.1%)
Coca-Cola Co. (The)             207,971   $  12,763,180
                                          -------------


BUILDING PRODUCTS (1.7%)
Masco Corp.                     313,038       6,764,751
                                          -------------


CAPITAL MARKETS (2.2%)
Morgan Stanley                  170,345       9,047,023
                                          -------------


CHEMICALS (3.9%)
E.I. du Pont de Nemours & Co.   364,484      16,070,100
                                          -------------


COMMERCIAL BANKS (2.7%)
Wells Fargo & Co.               373,100      11,263,889
                                          -------------


COMMUNICATIONS EQUIPMENT (7.1%)
 vCisco Systems, Inc. (a)       623,287      16,872,379
Motorola, Inc.                  754,116      12,096,021
                                          -------------
                                             28,968,400
                                          -------------

CONSUMER FINANCE (1.8%)
Capital One Financial Corp.     152,670       7,215,184
                                          -------------


DIVERSIFIED FINANCIAL SERVICES (4.5%)
 vJPMorgan Chase & Co.          418,139      18,251,767
                                          -------------


DIVERSIFIED TELECOMMUNICATION SERVICES (4.9%)
 vAT&T, Inc.                    478,266      19,876,735
                                          -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS (2.0%)
Tyco Electronics, Ltd.          225,500       8,372,815
                                          -------------


FOOD & STAPLES RETAILING (3.7%)
CVS Caremark Corp.              377,558      15,007,931
                                          -------------


HOTELS, RESTAURANTS & LEISURE (1.5%)
InterContinental Hotels Group
  PLC, ADR (b)                  362,938       6,315,121
                                          -------------


HOUSEHOLD PRODUCTS (4.9%)
 vProcter & Gamble Co. (The)    273,606      20,088,153
                                          -------------


INDUSTRIAL CONGLOMERATES (7.8%)
 vGeneral Electric Co.          559,811      20,752,194
Textron, Inc.                   154,300      11,001,590
                                          -------------
                                             31,753,784
                                          -------------

INSURANCE (4.2%)
ACE, Ltd.                        44,800       2,767,744
American International Group,
  Inc.                          244,650      14,263,095
                                          -------------
                                             17,030,839
                                          -------------

MULTILINE RETAIL (2.5%)
Target Corp.                    206,355      10,317,750
                                          -------------


OIL, GAS & CONSUMABLE FUELS (11.1%)
 vOccidental Petroleum Corp.    224,080      17,251,919
 vTotal S.A., Sponsored ADR
  (b)                           195,400      16,140,040
XTO Energy, Inc.                233,127      11,973,403
                                          -------------
                                             45,365,362
                                          -------------

PHARMACEUTICALS (16.8%)
Bristol-Myers Squibb Co.        311,681       8,265,780
 vMerck & Co., Inc.             339,297      19,716,549
 vNovartis A.G., ADR (b)        406,590      22,081,902
Schering-Plough Corp.            85,500       2,277,720
 vWyeth                         373,250      16,493,918
                                          -------------
                                             68,835,869
                                          -------------

ROAD & RAIL (3.9%)
Norfolk Southern Corp.          316,335      15,955,937
                                          -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.5%)
Texas Instruments, Inc.         432,300      14,438,820
                                          -------------


WIRELESS TELECOMMUNICATION SERVICES (3.7%)
Vodafone Group PLC, ADR (b)     401,150      14,970,918
                                          -------------
Total Investments
  (Cost $399,087,978) (c)          97.5%    398,674,328
Cash and Other Assets,
  Less Liabilities                  2.5      10,393,086
                                -------   -------------

Net Assets                        100.0%   $409,067,414
                                =======   =============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At December 31, 2007, cost is
     $399,757,927 for federal income tax
     purposes and net unrealized depreciation is as follows:



    Gross unrealized appreciation    $ 21,033,567
    Gross unrealized depreciation     (22,117,166)
                                     ------------
    Net unrealized depreciation      $ (1,083,599)
                                     ============





 +  Percentages indicated are based on Portfolio net assets.
v Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-187

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in securities, at value
  (identified cost $399,087,978)     $398,674,328
Cash                                   13,454,660
Receivables:
  Investment securities sold            2,356,057
  Fund shares sold                      1,312,860
  Dividends and interest                  657,101
Other assets                                  587
                                     ------------
     Total assets                     416,455,593
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       7,007,962
  Adviser (See Note 3)                    183,318
  Administrator (See Note 3)               69,082
  NYLIFE Distributors (See Note 3)         33,015
  Shareholder communication                32,564
  Professional fees                        30,142
  Fund shares redeemed                     17,988
  Custodian                                10,774
  Directors                                   191
Accrued expenses                            3,143
                                     ------------
     Total liabilities                  7,388,179
                                     ------------
Net assets                           $409,067,414
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    288,342
Additional paid-in capital            374,645,479
                                     ------------
                                      374,933,821
Accumulated undistributed net
  investment  income                    4,019,224
Accumulated undistributed net
  realized gain on investments         30,528,019
Net unrealized depreciation on
  investments                            (413,650)
                                     ------------
Net assets                           $409,067,414
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $250,236,867
                                     ============
Shares of capital stock outstanding    17,602,486
                                     ============
Net asset value per share
  outstanding                        $      14.22
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $158,830,547
                                     ============
Shares of capital stock outstanding    11,231,687
                                     ============
Net asset value per share
  outstanding                        $      14.14
                                     ============







M-188    MainStay VP ICAP Select Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Dividends (a)                       $  6,295,165
  Interest                                 297,027
  Income from securities
     loaned--net                            22,104
                                      ------------
     Total income                        6,614,296
                                      ------------
EXPENSES:
  Advisory (See Note 3)                  1,742,337
  Administration (See Note 3)              590,953
  Distribution and service--Service
     Class (See Note 3)                    237,742
  Shareholder communication                 61,271
  Professional fees                         60,278
  Custodian                                 21,905
  Directors                                 15,786
  Miscellaneous                             11,658
                                      ------------
     Total expenses before waiver        2,741,930
  Expense waiver from Manager  (See
     Note 3)                              (147,738)
                                      ------------
     Net expenses                        2,594,192
                                      ------------
Net investment income                    4,020,104
                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments        30,780,007
Net change in unrealized
  appreciation on investments          (20,103,208)
                                      ------------
Net realized and unrealized gain on
  investments                           10,676,799
                                      ------------
Net increase in net assets
  resulting from operations           $ 14,696,903
                                      ============





(a)  Dividends recorded net of foreign
     withholding taxes in the amount of
     $33,597.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-189

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006



                                                   2007             2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income                     $  4,020,104     $  1,693,077
 Net realized gain on investments            30,780,007       11,561,105
 Net change in unrealized appreciation
  on investments                            (20,103,208)      10,123,381
                                           -----------------------------
 Net increase in net assets resulting
  from operations                            14,696,903       23,377,563
                                           -----------------------------
Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                            (1,118,754)        (343,871)
    Service Class                              (574,236)         (52,831)
                                           -----------------------------
                                             (1,692,990)        (396,702)
                                           -----------------------------
 From net realized gain on investments:
    Initial Class                            (7,391,829)        (628,453)
    Service Class                            (4,340,753)        (212,661)
                                           -----------------------------
                                            (11,732,582)        (841,114)
                                           -----------------------------
 Total dividends and distributions to
  shareholders                              (13,425,572)      (1,237,816)
                                           -----------------------------

Capital share transactions:
 Net proceeds from sale of shares           130,586,644       82,715,133
 Net asset value of shares issued in
  connection with the acquisition of VP
  Income & Growth Portfolio                 109,836,195               --
 Net asset value of shares issued
  to shareholders in reinvestment of
  dividends and distributions                13,425,572        1,237,816
 Cost of shares redeemed                    (29,591,831)     (17,841,983)
                                           -----------------------------
    Increase in net assets derived from
     capital share transactions             224,256,580       66,110,966
                                           -----------------------------
    Net increase in net assets              225,527,911       88,250,713

NET ASSETS:
Beginning of year                           183,539,503       95,288,790
                                           -----------------------------
End of year                                $409,067,414     $183,539,503
                                           =============================
Accumulated undistributed net investment
 income at end of year                     $  4,019,224     $  1,692,110
                                           =============================








M-190    MainStay VP ICAP Select Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-191

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                INITIAL CLASS
                            -----------------------------------------------------



                                           YEAR ENDED DECEMBER 31,
                            -----------------------------------------------------

                              2007        2006        2005       2004       2003

Net asset value at
  beginning of period       $  13.75    $  11.61    $ 11.23    $ 10.18    $  8.01
                            --------    --------    -------    -------    -------
Net investment income           0.11        0.19(b)    0.15(b)    0.11       0.07(b)
Net realized and
  unrealized gain on
  investments                   0.87        2.04       0.46       1.04       2.17
                            --------    --------    -------    -------    -------
Total from investment
  operations                    0.98        2.23       0.61       1.15       2.24
                            --------    --------    -------    -------    -------
Less dividends and
  distributions:
  From net investment
     income                    (0.07)      (0.03)     (0.11)     (0.10)     (0.07)
  From net realized gain
     on investments            (0.44)      (0.06)     (0.12)        --         --
                            --------    --------    -------    -------    -------
Total dividends and
  distributions                (0.51)      (0.09)     (0.23)     (0.10)     (0.07)
                            --------    --------    -------    -------    -------
Net asset value at end of
  period                    $  14.22    $  13.75    $ 11.61    $ 11.23    $ 10.18
                            ========    ========    =======    =======    =======
Total investment return         6.86%      19.31%      5.44%(e)  11.37%     27.95%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         1.45%       1.50%      1.35%      1.04%      0.87%
  Net expenses                  0.80%       0.88%#     0.77%#     0.96%      0.99%
  Expenses (before
     waiver/reimbursement)      0.85%       0.94%#     0.91%#     0.96%      0.99%
Portfolio turnover rate          117%        130%        55%        75%        73%
Net assets at end of
  period (in 000's)         $250,237    $137,191    $66,657    $71,543    $62,229




(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 5.36% and 5.14% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
#    Includes fees paid indirectly which amounted to less than 0.01% and 0.01% of the average net assets for the years ended December 31, 2006 and 2005, respectively.
+    Annualized.





M-192    MainStay VP ICAP Select Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            SERVICE CLASS
      ---------------------------------------------------------
                                                      JUNE 5,
                                                      2003(a)
                                                      THROUGH
               YEAR ENDED DECEMBER 31,             DECEMBER 31,
      ---------------------------------------------------------

        2007        2006       2005       2004         2003

      $  13.71    $ 11.59    $ 11.21    $ 10.17       $ 8.97
      --------    -------    -------    -------       ------
          0.03       0.15(b)    0.13(b)    0.09         0.03(b)
          0.90       2.05       0.46       1.04         1.24
      --------    -------    -------    -------       ------
          0.93       2.20       0.59       1.13         1.27
      --------    -------    -------    -------       ------

         (0.06)     (0.02)     (0.09)     (0.09)       (0.07)
         (0.44)     (0.06)     (0.12)        --           --
      --------    -------    -------    -------       ------
         (0.50)     (0.08)     (0.21)     (0.09)       (0.07)
      --------    -------    -------    -------       ------
      $  14.14    $ 13.71    $ 11.59    $ 11.21       $10.17
      ========    =======    =======    =======       ======
          6.59%     19.00%      5.21%(e)  11.09%       14.13%(c)

          1.18%      1.23%      1.10%      0.79%        0.62%+(d)
          1.05%      1.13%#     1.02%#     1.21%        1.24%+
          1.10%      1.19%#     1.16%#     1.21%        1.24%+
           117%       130%        55%        75%          73%
      $158,831    $46,349    $28,632    $22,474       $6,033




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-193

MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE       FIVE         TEN
TOTAL RETURNS                 YEAR    YEARS(1)    YEARS(1)
----------------------------------------------------------
After Portfolio operating
  expenses                   4.93%     17.82%       9.19%




                                            (After Portfolio operating expenses)

                                      MAINSTAY VP
                                 INTERNATIONAL EQUITY    MSCI EAFE(R)
                                       PORTFOLIO             INDEX
                                 --------------------    ------------
12/31/97                                 10000               10000
                                         12311               12000
                                         15765               15235
                                         12917               13077
                                         11106               10273
                                         10616                8635
                                         13800               11967
                                         16194               14390
                                         17488               16338
                                         22967               20642
12/31/07                                 24100               22947






SERVICE CLASS(2)                                                 AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE       FIVE         TEN
TOTAL RETURNS                 YEAR    YEARS(1)    YEARS(1)
----------------------------------------------------------
After Portfolio operating
  expenses                   4.67%     17.53%       8.93%




                                            (After Portfolio operating expenses)

                   MAINSTAY VP
              INTERNATIONAL EQUITY    MSCI EAFE(R)
                    PORTFOLIO             INDEX
              --------------------    ------------
12/31/97              10000               10000
                      12281               12000
                      15688               15235
                      12825               13077
                      10999               10273
                      10487                8635
                      13600               11967
                      15920               14390
                      17152               16338
                      22470               20642
12/31/07              23520               22947







 BENCHMARK PERFORMANCE          ONE      FIVE     TEN
                                YEAR    YEARS    YEARS
------------------------------------------------------
MSCI EAFE(R) Index*            11.17%   21.59%    8.66%



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 17.81% and 9.19% for Initial Class shares and 17.53% and 8.93% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from 1/1/98 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




M-194    MainStay VP International Equity Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)

INITIAL CLASS                  $1,000.00        $983.25         $4.45          $1,020.55         $4.53
--------------------------------------------------------------------------------------------------------

SERVICE CLASS                  $1,000.00        $982.00         $5.70          $1,019.30         $5.80
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.89% for Initial Class and 1.14% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).


                                                  www.mainstayfunds.com    M-195

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(COMPOSITION PIE CHART)

Common Stocks                                   92.0%
Short-Term Investments (collateral from
  securities lending is 8.5%)                   11.0**
Warrants                                         2.2
Investment Company                               1.1
Purchased Put Options                            0.0*
Written Options                                 (0.1)
Liabilities in Excess of Cash and Other
  Assets                                        (6.2)





*  Less than one-tenth of a percent.

** Includes 8.5% of Short-Term Investment Company Securities.

See Portfolio of Investments on page M-199 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  Tesco PLC
    2.  MediaSet S.p.A.
    3.  Reed Elsevier N.V.
    4.  TNT N.V.
    5.  Snam Rete Gas S.p.A.
    6.  Nestle S.A.
    7.  Diageo PLC+
    8.  Roche Holding A.G. Genusscheine+
    9.  OPAP S.A.
   10.  Novartis A.G.+




+ Security trades on more than one exchange.



M-196    MainStay VP International Equity Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER RUPAL J. BHANSALI OF MACKAY SHIELDS LLC.

HOW DID MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007, MainStay VP International Equity Portfolio returned 4.93% for Initial Class shares and 4.67% for Service Class shares. Both share classes underperformed the 12.63% return of the average Lipper* Variable Products International Core Portfolio and the 11.17% return of the Morgan Stanley Capital International EAFE(R) Index* for the 12 months ended December 31, 2007. The MSCI EAFE(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2007?

We remained focused on the analysis of individual business models and attempted to invest in quality companies at reasonable valuations. Our bottom-up security-selection process is based on reasonable valuations rather than market perceptions. This approach directed the Portfolio toward transportation, media and technology hardware & equipment companies at the expense of capital goods, materials and banks.

We attribute the Portfolio's relative performance to multiple factors. Although materials was among the best-performing sectors in the MSCI EAFE(R) Index, the Portfolio had no exposure to materials stocks because we felt that they were overvalued.(1) Overweight positions in the media industry and in specific media stocks that we felt were undervalued also detracted from the Portfolio's relative performance.

WHICH MARKET SEGMENTS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S RELATIVE PERFORMANCE IN 2007 AND WHICH MARKET SEGMENTS WERE PARTICULARLY WEAK?

Financials and automobiles were the largest positive contributors to the Portfolio's relative performance in 2007 as a result of underweight positions in these market segments and good security selection. The Portfolio suffered when a number of the companies in which it invested issued unanticipated profit warnings.

We began 2007 underweight in financials because we felt that the market's appetite for risk had become excessive and that valuations failed to adequately reflect this appetite. The technology hardware & equipment industry group detracted from performance, mainly because of an overweight position in Telefonaktiebolaget LM Ericsson, the Sweden-based wireless equipment company.

DURING 2007, WHICH STOCKS WERE STRONG POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH STOCKS WERE PARTICULARLY WEAK?

One of the strongest contributors to the Portfolio's performance in 2007 was Tesco, a leading food retailer based in the United Kingdom. The shares performed well because the company's expansion plans in the United States proceeded better than the market had anticipated. Nestle, the largest food manufacturer in the world, was also a positive contributor, when the company's major transformation began to bear fruit with expanding margins and growing revenues. Aflac, a leading low-cost provider of supplemental insurance to individuals in Japan and the United States, was also a strong performer. The company recently guided 2008 earnings higher and confirmed that its balance sheet remained strong, with no material impact from the turmoil in the financials sector.

As previously mentioned, Ericsson was one of the biggest detractors from the Portfolio's performance. Late in the reporting period the company unexpectedly warned that earnings would miss targets. The CFO, who had affirmed guidance a few weeks earlier, resigned. Another weak performer was C&C Group, an Ireland-based beverage company with a growing presence internationally in cider. We feel that C&C's natural cider concept has strong barriers to entry because the cider is not made from concentrate. Management warned that earnings would miss previous targets, and they did. Cool and wet summer weather was blamed for slow sales. A third detractor

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

1. Information about sectors, industry groups and regional exposure is for informational purposes only. The Portfolio uses a bottom-up stock selection process that evaluates each stock on its individual merits. Decisions are not driven by top-down macroeconomic, regional or industry-group evaluations.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

                                                  www.mainstayfunds.com    M-197
was Bank of Ireland, which suffered from margin erosion and turmoil in the financials sector. We believe that as markets normalize, these difficulties will pass.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING 2007?

We added to the Portfolio's telecommunication services exposure by buying NTT DoCoMo in Japan and Telecom Italia in Italy. The telecommunication services sector had underperformed for many years, and we decided to invest when the outlook and valuations became more compelling.

Another name the Portfolio added during 2007 was Neopost, a worldwide provider of mailing and shipping solutions. We were attracted to Neopost for several reasons. Their products and services increase efficiency for businesses; the company has a large recurring revenue base because customers typically sign four- to five-year rental/lease agreements; and the company may be positioned for margin expansion. The shares fell at year-end 2007, when some orders--mostly in the United States--were deferred to the following year. During the first quarter of 2007, Puma shares underperformed, and we took advantage of compelling valuations to establish a position in the company. The stock advanced when Puma was approached as a takeover candidate.

We either sold or trimmed a number of Portfolio positions when we felt that the shares had reached their intrinsic value and had become stretched on a valuation basis. Among these names were Takeda Pharmaceutical, a Japan-based pharmaceutical concern whose pipeline was not keeping up with valuations; Cognos, a software company based in Canada; and Royal Bank of Scotland in the United Kingdom. Hong Kong Electric, the supplier of electricity to Hong Kong, was eliminated from the Portfolio ahead of a challenging regulatory review set for the end of 2007.

HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO THE MSCI EAFE(R) INDEX AT THE END OF 2007?

As of December 31, 2007, the Portfolio was overweight in such industry groups as transportation, technology hardware & equipment, media and food & staples retailing. On the same date, the Portfolio was underweight in such industry groups as banks, capital goods and materials. At year-end, the Portfolio was approximately market weight in pharmaceuticals, biotechnology & life sciences, utilities and energy. The energy industry group includes major oil companies.

WHERE DID YOU FIND THE MOST COMPELLING INVESTMENT OPPORTUNITIES?

Our investment process uses bottom-up, stock-by-stock evaluations. Regional weightings, which result from this process, are presented only for informational purposes. During 2007, we found fewer compelling opportunities in Japan than we did in Europe and the rest of Asia. As a result, the Portfolio remained underweight in Japan.


THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.


M-198    MainStay VP International Equity Portfolio

PORTFOLIO OF INVESTMENTS+++ DECEMBER 31, 2007




                                   SHARES          VALUE
COMMON STOCKS (92.0%)+
--------------------------------------------------------

AUSTRIA (0.2%)
Telekom Austria A.G.
  (diversified
  telecommunication
  services)                        59,400   $  1,649,679
                                            ------------


BELGIUM (0.7%)
Barco N.V. (electronic
  equipment & instruments)         19,097      1,454,822
Fortis N.V. (diversified
  financial services)             121,200      3,185,596
                                            ------------
                                               4,640,418
                                            ------------

CANADA (0.2%)
Loblaw Cos., Ltd. (food &
  staples retailing)               39,300      1,343,620
                                            ------------


FINLAND (0.9%)
TietoEnator OYJ (IT
  Services)                       258,425      5,792,954
                                            ------------


FRANCE (4.8%)
M6-Metropole Television
  (media) (a)                     175,000      4,597,110
Neopost S.A. (office
  electronics)                     44,454      4,573,121
Societe Television Francaise
  1 (media)                       434,961     11,616,512
Total S.A. (oil, gas &
  consumable fuels)               121,700     10,093,518
Vivendi S.A. (media)               15,400        705,258
                                            ------------
                                              31,585,519
                                            ------------

GERMANY (7.5%)
AWD Holding A.G. (capital
  markets)                         62,185      2,669,947
Bayerische Motoren Werke
  A.G. (automobiles) (h)           80,929      5,001,865
Hannover Rueckversicherung
  A.G. (insurance)                348,295     16,036,919
MLP A.G. (capital markets)
  (a)                             157,211      2,466,413
Puma A.G. Rudolf Dassler
  Sport (textiles, apparel &
  luxury goods)                    40,042     15,953,381
Rational A.G. (household
  durables)                         1,444        295,032
Rheinmetall A.G. (industrial
  conglomerates)                   62,151      4,932,438
Siemens A.G. (industrial
  conglomerates)                   16,300      2,589,586
                                            ------------
                                              49,945,581
                                            ------------

GREECE (2.8%)
 vOPAP S.A. (hotels,
  restaurants & leisure)          469,163     18,774,378
                                            ------------


HONG KONG (0.6%)
Esprit Holdings, Ltd.
  (specialty retail)              204,000      3,034,741
Yue Yuen Industrial
  Holdings, Ltd. (textiles,
  apparel & luxury goods)         175,000        628,390
                                            ------------
                                               3,663,131
                                            ------------

INDIA (0.4%)
Infosys Technologies, Ltd.,
  Sponsored ADR (IT
  Services) (b)                    55,300      2,508,408
                                            ------------


IRELAND (1.9%)
Bank of Ireland (commercial
  banks)                          552,772      8,196,229
C&C Group PLC (beverages)         720,760      4,312,696
                                            ------------
                                              12,508,925
                                            ------------

ITALY (14.0%)
Assicurazioni Generali
  S.p.A. (insurance) (h)          129,000      5,836,141
Banco Popolare S.p.A.
  (commercial banks) (c)           30,000        663,735
Enel S.p.A. (electric
  utilities) (h)                1,064,250     12,635,009
ENI S.p.A. (oil, gas &
  consumable fuels)               245,000      8,956,703
Fondiaria-Sai S.p.A.
  (insurance)                      26,700      1,098,841
 vMediaSet S.p.A. (media)       2,733,068     27,541,555
 vSnam Rete Gas S.p.A. (gas
  utilities) (a) (h)            3,607,065     23,004,338
Telecom Italia S.p.A.
  (diversified
  telecommunication
  services)                     4,109,400      9,751,542
Terna S.p.A. (electric
  utilities)                      854,292      3,437,923
                                            ------------
                                              92,925,787
                                            ------------

JAPAN (10.4%)
ASKUL Corp. (internet &
  catalog retail) (a)              45,900      1,234,756
Canon, Inc. (office
  electronics)                    248,150     11,570,839
Canon, Inc., Sponsored ADR
  (office electronics) (b)         33,900      1,553,637
FamilyMart Co., Ltd. (food &
  staples retailing)               51,400      1,608,555
Hoya Pentax HD Corp.
  (electronic equipment &
  instruments)                     75,000      2,394,189
Keyence Corp. (electronic
  equipment & instruments)         12,200      3,016,087
Mabuchi Motor Co., Ltd.
  (electronic equipment &
  instruments) (a)                 20,300      1,226,883
MISUMI Group, Inc. (trading
  companies & distributors)
  (a)                             207,100      3,621,279
Nippon Television Network
  Corp. (media)                    12,700      1,707,075
Nitto Denko Corp.
  (chemicals)                      12,700        674,175
NTT DoCoMo, Inc. (wireless
  telecommunication
  services)                         5,463      9,111,532

 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, excluding short-term investments. One of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-199


                                   SHARES          VALUE
COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
NTT DoCoMo, Inc., Sponsored
  ADR (wireless
  telecommunication
  services) (b)                    56,600   $    928,240
OBIC Co., Ltd. (IT Services)       27,960      5,179,821
Otsuka Corp. (IT Services)         32,700      2,811,989
RICOH Co., Ltd. (office
  electronics)                    580,700     10,752,739
ROHM Co., Ltd.
  (semiconductors &
  semiconductor equipment)         17,800      1,556,223
Ryohin Keikaku Co., Ltd.
  (multiline retail)               94,100      5,695,615
Takeda Pharmaceutical Co.,
  Ltd.
  (pharmaceuticals)                38,600      2,274,050
Tokyo Gas Co., Ltd. (gas
  utilities)                      180,800        847,905
Toyota Motor Corp.
  (automobiles)                    17,700        958,644
                                            ------------
                                              68,724,233
                                            ------------

NETHERLANDS (9.0%)
ING Groep N.V. (diversified
  financial services)             129,900      5,071,160
Randstad Holdings N.V.
  (commercial services &
  supplies) (a) (h)               134,195      5,291,710
 vReed Elsevier N.V. (media)
  (a)                           1,287,155     25,641,170
 vTNT N.V. (air freight &
  logistics) (h)                  572,842     23,617,159
                                            ------------
                                              59,621,199
                                            ------------

SINGAPORE (1.2%)
DBS Group Holdings, Ltd.
  (commercial banks)              328,000      4,716,965
Venture Corp., Ltd.
  (electronic equipment &
  instruments)                    385,700      3,429,874
                                            ------------
                                               8,146,839
                                            ------------

SPAIN (2.1%)
Antena 3 de Television S.A.
  (media) (a)                     435,478      6,666,779
Banco Popular Espanol S.A.
  (commercial banks) (a) (h)      251,730      4,298,285
Indra Sistemas S.A. (IT
  Services)                        96,068      2,604,946
                                            ------------
                                              13,570,010
                                            ------------

SWEDEN (3.3%)
Assa Abloy AB Class B
  (building products)             204,400      4,101,942
Svenska Handelsbanken Class
  A (commercial banks)            140,100      4,485,488
Telefonaktiebolaget LM
  Ericsson Class B
  (communications equipment)    4,629,800     10,870,143
Telefonaktiebolaget LM
  Ericsson, Sponsored ADR
  (communications equipment)
  (b)                              94,300      2,201,905
                                            ------------
                                              21,659,478
                                            ------------

SWITZERLAND (10.8%)
Actelion, Ltd. Registered
  (biotechnology) (c)              21,977      1,009,307
Alcon, Inc. (health care
  equipment & supplies)             4,720        675,149
Geberit A.G. (building
  products)                        20,217      2,773,838
Logitech International S.A.
  Registered (computers &
  peripherals) (c)                 69,900      2,561,136
 vNestle S.A. Registered
  (food products) (h)              48,171     22,101,566
 vNovartis A.G. Registered
  (pharmaceuticals)               192,080     10,524,653
 vNovartis A.G., ADR
  (pharmaceuticals) (b)           135,400      7,353,574
 vRoche Holding A.G.
  Genusscheine
  (pharmaceuticals)               120,966     20,876,909
 vRoche Holdings A.G.,
  Sponsored ADR
  (pharmaceuticals) (b)            14,500      1,252,572
Swiss Reinsurance Registered
  (insurance)                      14,840      1,053,402
Temenos Group A.G.
  (software) (c)                   53,733      1,325,125
                                            ------------
                                              71,507,231
                                            ------------

UNITED KINGDOM (18.6%)
ARM Holdings PLC
  (semiconductors &
  semiconductor equipment)        252,000        620,868
BP PLC, Sponsored ADR (oil,
  gas & consumable fuels)
  (b)                             240,600     17,604,702
Burberry Group PLC
  (textiles, apparel &
  luxury goods)                   143,450      1,623,198
Cobham PLC (aerospace &
  defense)                        548,600      2,278,134
 vDiageo PLC (beverages) (h)      897,529     19,259,692
 vDiageo PLC, Sponsored ADR
  (beverages) (b)                  30,678      2,633,093
Lloyds TSB Group PLC
  (commercial banks) (h)          890,657      8,352,752
Marks & Spencer Group PLC
  (multiline retail)              266,400      2,964,144
Michael Page International
  PLC (commercial services &
  supplies)                       272,200      1,557,606
Provident Financial PLC
  (consumer finance)              345,822      5,727,107
Rolls-Royce Group PLC
  (aerospace & defense) (c)       706,230      7,661,537
Royal Dutch Shell PLC Class
  A, ADR (oil, gas &
  consumable fuels) (b)            90,800      7,645,360
Scottish & Southern Energy
  PLC (electric utilities)         23,260        757,008
 vTesco PLC (food & staples
  retailing) (h)                3,302,399     31,315,012
Ultra Electronics Holdings
  (aerospace & defense)             5,560        151,899
Vodafone Group PLC, ADR
  (wireless
  telecommunication
  services) (b)                   344,624     12,861,368
                                            ------------
                                             123,013,480
                                            ------------



M-200    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES          VALUE
COMMON STOCKS (CONTINUED)
UNITED STATES (2.6%)
Aflac, Inc. (insurance)           267,243   $ 16,737,431
Synthes, Inc. (health care
  equipment & supplies)             3,900        483,820
                                            ------------
                                              17,221,251
                                            ------------
Total Common Stocks
  (Cost $545,740,339)                        608,802,121
                                            ------------



INVESTMENT COMPANY (1.1%)
--------------------------------------------------------

UNITED STATES (1.1%)
  iShares MSCI EAFE Index
     Fund (capital markets)
     (d)(e)                        92,000      7,226,600
                                            ------------
Total Investment Company
  (Cost $7,301,560)                            7,226,600
                                            ------------


                                NUMBER OF
                                CONTRACTS
PURCHASED PUT OPTIONS (0.0%)*
--------------------------------------------------------

GERMANY (0.0%)*
MLP A.G.
  Strike Price $10.00
  Expire 2/15/08 (capital
     markets)                          46          2,685
                                            ------------

SPAIN (0.0%)*
Banco Popular Espanol S.A.
  Strike Price $11.50
  Expire 3/20/08 (commercial
     banks)                           954         65,437
                                            ------------

SWITZERLAND (0.0%)*
Nestle S.A. Registered
  Strike Price $520.00
  Expire 1/18/08 (food
     products)                        680         49,259
                                            ------------

UNITED KINGDOM (0.0%)*
Tesco PLC
  Strike Price $470.00
  Expire 1/18/08 (food &
     staples retailing)               166         21,439
  Strike Price $470.00
  Expire 2/15/08 (food &
     staples retailing)               164         39,917
                                            ------------
                                                  61,356
                                            ------------

UNITED STATES (0.0%)*
Aflac, Inc.
  Strike Price $60.00
  Expire 2/16/08 (insurance)          266         39,900
                                            ------------
Total Purchased Put Options
  (Cost $290,298)                                218,637
                                            ------------



                                NUMBER OF
                                 WARRANTS          VALUE
WARRANTS (2.2%)
--------------------------------------------------------

IRELAND (2.2%)
Ryanair Holdings PLC
  Strike Price E0.000001
  Expire 3/21/08 (airlines)
     (c)(f)                     2,087,602   $ 14,383,217
                                            ------------
Total Warrants
  (Cost $10,540,882)                          14,383,217
                                            ------------



                                PRINCIPAL
                                   AMOUNT
SHORT-TERM INVESTMENTS (11.0%)
--------------------------------------------------------

COMMERCIAL PAPER (0.8%)

UNITED STATES (0.8%)
BNP Paribas Finance, Inc.
  4.895%, due 1/3/08
  (capital markets)           $ 5,000,000      4,998,640
                                            ------------
Total Commercial Paper
  (Cost $4,998,640)                            4,998,640
                                            ------------

FEDERAL AGENCY (1.7%)

UNITED STATES (1.7%)
Federal Home Loan Bank
  (Discount Note)
  3.10%, due 1/2/08
  (capital markets)            11,530,000     11,529,007
                                            ------------
Total Federal Agency
  (Cost $11,529,007)                          11,529,007
                                            ------------


                                   SHARES
INVESTMENT COMPANY (8.5%)
UNITED STATES (8.5%)
State Street Navigator
  Securities Lending Prime
  Portfolio (capital
  markets) (g)                 56,387,095     56,387,095
                                            ------------
Total Investment Company
  (Cost $56,387,095)                          56,387,095
                                            ------------
Total Short-Term Investments
  (Cost $72,914,742)                          72,914,742
                                            ------------
Total Investments
  (Cost $636,787,821) (i)           106.3%   703,545,317
Liabilities in Excess of
  Cash and Other Assets              (6.3)   (41,610,667)
                              -----------   ------------
Net Assets                          100.0%  $661,934,650
                              ===========   ============

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-201

                                NUMBER OF
                                CONTRACTS          VALUE
WRITTEN OPTIONS (-0.1%)
WRITTEN CALL OPTIONS (-0.1%)
--------------------------------------------------------

GERMANY (0.0%)*
Bayerische Motoren Werke
  A.G.
  Strike Price $46.00
  Expire 2/15/08
  (automobiles)                      (277)  $    (18,596)
MLP A.G.
  Strike Price $11.50
  Expire 2/15/08 (capital
  markets)                            (46)        (3,088)
                                            ------------
                                                 (21,684)
                                            ------------

ITALY (0.0%)*
Assicurazoni Generali S.p.A.
  Strike Price $37.00
  Expire 1/18/08 (insurance)         (378)          (668)
Enel S.p.A.
  Strike Price $8.80
  Expire 1/18/08 (electric
  utilities)                         (274)          (520)
Snam Rete Gas S.p.A.
  Strike Price $4.80
  Expire 1/18/08 (gas
  utilities)                         (269)           (39)
  Strike Price $4.80
  Expire 2/15/08 (gas
  utilities)                         (258)        (2,447)
Terna S.p.A.
  Strike Price $2.90
  Expire 1/18/08 (electric
  utilities)                          (84)        (5,149)
                                            ------------
                                                  (8,823)
                                            ------------

NETHERLANDS (0.0%)*
Randstad Holding N.V.
  Strike Price $30.00
  Expire 1/18/08 (commercial
  services & supplies)               (446)       (13,018)
TNT N.V.
  Strike Price $34.00
  Expire 2/15/08 (air
  freight & logistics)               (393)        (2,868)
                                            ------------
                                                 (15,886)
                                            ------------

SPAIN (0.0%)*
Banco Popular Espanol S.A.
  Strike Price $12.50
  Expire 3/20/08 (commercial
  banks)                             (954)       (33,414)
                                            ------------

SWEDEN (0.0%)*
Assa Abloy AB Class B
  Strike Price $150.00
  Expire 2/15/08 (building
  products)                          (801)       (19,822)
Svenska Handelsbanken Class
  A
  Strike Price $220.00
  Expire 1/18/08 (commercial
  banks)                             (532)       (11,108)
                                            ------------
                                                 (30,930)
                                            ------------

                                NUMBER OF
                                CONTRACTS          VALUE
SWITZERLAND (0.0%)*
Nestle S.A. Registered
  Strike Price $600.00
  Expire 1/18/08 (food
  products)                          (340)           (30)
  Strike Price $580.00
  Expire 1/18/08 (food
  products)                        (1,125)          (199)
                                            ------------
                                                    (229)
                                            ------------

UNITED KINGDOM (0.0%)*
BP PLC, Sponsored ADR
  Strike Price $75.00
  Expire 1/19/08 (oil, gas &
  consumable fuels) (b)              (310)       (21,700)
  Strike Price $80.00
  Expire 1/19/08 (oil, gas &
  consumable fuels) (b)              (221)        (3,315)
  Strike Price $85.00
  Expire 1/19/08 (oil, gas &
  consumable fuels) (b)              (665)        (3,325)
Diageo PLC
  Strike Price $1,150.00
  Expire 2/15/08 (beverages)          (76)       (14,345)
Lloyds TSB Group PLC
  Strike Price $560.00
  Expire 1/18/08 (commercial
  banks)                             (169)          (839)
Tesco PLC
  Strike Price $520.00
  Expire 1/18/08 (food &
  staples retailing)                 (855)        (8,494)
  Strike Price $520.00
  Expire 2/15/08 (food &
  staples retailing)                 (164)       (12,220)
  Strike Price $560.00
  Expire 1/18/08 (food &
  staples retailing)                 (166)          (825)
Vodafone Group PLC, ADR
  Strike Price $40.00
  Expire 1/19/08
  (financials) (b)                   (469)       (14,070)
                                            ------------
                                                 (79,133)
                                            ------------

UNITED STATES (-0.1%)
Aflac, Inc.
  Strike Price $60.00
  Expire 1/19/08
  (financials)                       (394)      (137,900)
  Strike Price $65.00
  Expire 1/19/08
  (financials)                       (567)       (45,360)
  Strike Price $65.00
  Expire 2/16/08
  (financials)                       (543)       (89,595)
                                            ------------
                                                (272,855)
                                            ------------
Total Written Call Options
  (Premiums Received
  $780,860)                                     (462,954)
                                            ------------








M-202    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

*    Less than one-tenth of a percent.
+++ All of the Portfolio's liquid assets are "earmarked" to cover potential senior securities transactions which may include, but are not limited to, swaps, forwards, TBA's, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Portfolio's potential senior
     securities holdings to ensure proper
     coverage for these transactions.
(a)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $53,542,146; cash collateral of
     $56,387,095 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)  ADR--American Depositary Receipt.
(c)  Non-income producing security.
(d) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(e)  The Morgan Stanley Capital International
     Europe, Australasia, and Far East Index
     (MSCI EAFE) is an unmanaged index that is considered to be representative of the international stock market.
(f)  May be sold to institutional investors
     only under Rule 144a or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(g)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(h)  All or a portion of this security is
     segregated with the broker as collateral for open option contracts.
(i)  At December 31, 2007, cost is
     $640,064,955 for federal income tax
     purposes and net unrealized appreciation is as follows:




     Gross unrealized appreciation   $ 88,862,095
     Gross unrealized depreciation    (25,381,733)
                                     ------------
     Net unrealized appreciation     $ 63,480,362
                                     ============



     The following abbreviation is used in the above portfolio:
     E--Euro


The table below sets forth the diversification of MainStay VP International Equity Portfolio investments by industry.

INDUSTRY DIVERSIFICATION


                                       Value    Percent+
Aerospace & Defense             $ 10,091,570        1.5%
Air Freight & Logistics           23,617,159        3.6
Airlines                          14,383,217        2.2
Automobiles                        5,960,509        0.9
Beverages                         26,205,481        4.0
Biotechnology                      1,009,307        0.2
Building Products                  6,875,780        1.0
Capital Markets                   85,280,387       12.9
Chemicals                            674,175        0.1
Commercial Banks                  30,778,891        4.6
Commercial Services &
  Supplies                         6,849,316        1.0
Communications Equipment          13,072,048        2.0
Computers & Peripherals            2,561,136        0.4
Consumer Finance                   5,727,107        0.9
Diversified Financial
  Services                         8,256,756        1.2
Diversified Telecommunication
  Services                        11,401,221        1.7
Electric Utilities                16,829,940        2.5
Electronic Equipment &
  Instruments                     11,521,855        1.7
Food & Staples Retailing          34,328,543        5.2
Food Products                     22,150,825        3.3
Gas Utilities                     23,852,243        3.6
Health Care Equipment &
  Supplies                         1,158,969        0.2
Hotels, Restaurants & Leisure     18,774,378        2.8
Household Durables                   295,032        0.0*
Industrial Conglomerates           7,522,024        1.1
Insurance                         40,802,634        6.2
Internet & Catalog Retail          1,234,756        0.2
IT Services                       18,898,118        2.9
Media                             78,475,459       11.9
Multiline Retail                   8,659,759        1.3
Office Electronics                28,450,336        4.3
Oil, Gas & Consumable Fuels       44,300,283        6.7
Pharmaceuticals                   42,281,758        6.4
Semiconductors &
  Semiconductor Equipment          2,177,091        0.3
Software                           1,325,125        0.2
Specialty Retail                   3,034,741        0.5
Textiles, Apparel & Luxury
  Goods                           18,204,969        2.8
Trading Companies &
  Distributors                     3,621,279        0.5
Wireless Telecommunication
  Services                        22,901,140        3.5
                                ------------      =====
                                 703,545,317      106.3
Liabilities in Excess of
  Cash and Other Assets          (41,610,667)      (6.3)
                                ------------      -----
Net Assets                      $661,934,650      100.0%
                                ============      =====




+ Percentages indicated are based on Portfolio net assets.

* Less than one-tenth of a percent.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-203

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in securities, at value
  (identified cost
  $636,787,821) including
  $53,542,146 market
  value of securities loaned         $703,545,317
Cash denominated in foreign
  currencies (identified cost
  $29,542,656)                         29,695,755
Cash                                       51,760
Receivables:
  Dividends and interest                1,354,970
  Investment securities sold            1,042,195
  Fund shares sold                        782,669
  Premium on written options              234,613
Other assets                                1,087
Unrealized appreciation on foreign
  currency forward contracts              195,151
                                     ------------
     Total assets                     736,903,517
                                     ------------
LIABILITIES:
Securities lending collateral          56,387,095
Written options, at value
  (premiums received $780,860)            462,954
Payables:
  Investment securities purchased      15,791,181
  Adviser (See Note 3)                    335,060
  Fund shares redeemed                    116,018
  Administrator (See Note 3)              111,686
  Custodian                               103,442
  Shareholder communication                77,786
  NYLIFE Distributors (See Note 3)         63,706
  Professional fees                        38,135
  Directors                                   319
Accrued expenses                            2,468
Unrealized depreciation on foreign
  currency forward contracts            1,479,017
                                     ------------
     Total liabilities                 74,968,867
                                     ------------
Net assets                           $661,934,650
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    363,008
Additional paid-in capital            521,789,797
                                     ------------
                                      522,152,805
Accumulated undistributed net
  investment income                     8,852,753
Accumulated undistributed net
  realized gain on investments,
  written option transactions and
  foreign currency transactions        64,983,289
Net unrealized appreciation on
  investments and written option
  contracts                            67,075,402
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                            (1,129,599)
                                     ------------
Net assets                           $661,934,650
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $358,292,459
                                     ============
Shares of capital stock outstanding    19,591,081
                                     ============
Net asset value per share
  outstanding                        $      18.29
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $303,642,191
                                     ============
Shares of capital stock outstanding    16,709,713
                                     ============
Net asset value per share
  outstanding                        $      18.17
                                     ============







M-204    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Dividends (a)                       $ 17,323,140
  Income from securities
     loaned--net                           693,852
  Interest                                 289,688
                                      ------------
     Total income                       18,306,680
                                      ------------
EXPENSES:
  Advisory (See Note 3)                  3,847,211
  Administration (See Note 3)            1,282,404
  Distribution and service--Service
     Class (See Note 3)                    678,812
  Custodian                                316,568
  Shareholder communication                123,667
  Professional fees                         91,156
  Directors                                 34,021
  Miscellaneous                             35,004
                                      ------------
     Total expenses                      6,408,843
                                      ------------
Net investment income                   11,897,837
                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                 64,627,304
  Written option transactions            1,098,201
  Foreign currency transactions         (3,342,622)
                                      ------------
Net realized gain on investments,
  written option transactions and
  foreign currency transactions         62,382,883
                                      ------------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions                (47,468,024)
  Written option contracts                 317,906
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts            927,708
                                      ------------
Net change in unrealized
  appreciation on investments,
  written option transactions and
  foreign currency transactions        (46,222,410)
                                      ------------
Net realized and unrealized gain on
  investments, written option
  transactions and foreign currency
  transactions                          16,160,473
                                      ------------
Net increase in net assets
  resulting from operations           $ 28,058,310
                                      ============





(a)  Dividends recorded net of foreign
     withholding taxes in the amount of
     $1,710,386.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-205

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006



                                                   2007             2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income                     $ 11,897,837     $  7,285,397
 Net realized gain on investments,
  written option transactions and
  foreign currency transactions              62,382,883       38,866,454
 Net change in unrealized appreciation
  on investments, written option
  transactions and foreign currency
  transactions                              (46,222,410)      73,218,987
                                           -----------------------------
 Net increase in net assets resulting
  from operations                            28,058,310      119,370,838
                                           -----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                            (2,456,298)        (916,099)
    Service Class                            (1,627,516)        (373,431)
                                           -----------------------------
                                             (4,083,814)      (1,289,530)
                                           -----------------------------
 From net realized gain on investments:
    Initial Class                           (22,787,857)      (3,251,402)
    Service Class                           (18,603,856)      (1,996,239)
                                           -----------------------------
                                            (41,391,713)      (5,247,641)
                                           -----------------------------
 Total dividends and distributions to
  shareholders                              (45,475,527)      (6,537,171)
                                           -----------------------------

Capital share transactions:
 Net proceeds from sale of shares           171,102,638      184,328,114
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions                45,475,527        6,537,171
 Cost of shares redeemed                    (110,119,4-
                                                     66)     (55,774,500)
                                           -----------------------------
    Increase in net assets derived from
     capital share transactions             106,458,699      135,090,785
                                           -----------------------------
    Net increase in net assets               89,041,482      247,924,452

NET ASSETS:
Beginning of year                           572,893,168      324,968,716
                                           -----------------------------
End of year                                $661,934,650     $572,893,168
                                           =============================
Accumulated undistributed net investment
 income at end of year                     $  8,852,753     $  4,239,574
                                           =============================








M-206    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-207

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                 INITIAL CLASS
                            -------------------------------------------------------



                                            YEAR ENDED DECEMBER 31,
                            -------------------------------------------------------

                              2007        2006        2005        2004        2003

Net asset value at
  beginning of period       $  18.68    $  14.39    $  14.11    $  12.13    $  9.48
                            --------    --------    --------    --------    -------
Net investment income (b)       0.39        0.29        0.36        0.19       0.17
Net realized and
  unrealized gain on
  investments                   0.62        4.38        0.90        1.84       2.61
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                 (0.04)      (0.16)      (0.13)       0.07       0.06
                            --------    --------    --------    --------    -------
Total from investment
  operations                    0.97        4.51        1.13        2.10       2.84
                            --------    --------    --------    --------    -------
Less dividends and
  distributions:
  From net investment
     income                    (0.13)      (0.05)      (0.24)      (0.12)     (0.19)
  From net realized gain
     on investments            (1.23)      (0.17)      (0.61)         --         --
                            --------    --------    --------    --------    -------
Total dividends and
  distributions                (1.36)      (0.22)      (0.85)      (0.12)     (0.19)
                            --------    --------    --------    --------    -------
Net asset value at end of
  period                    $  18.29    $  18.68    $  14.39    $  14.11    $ 12.13
                            ========    ========    ========    ========    =======
Total investment return         4.93%      31.33%       7.99%(d)   17.34%     30.00%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         1.99%       1.79%       2.52%       1.53%      1.67%
  Net expenses                  0.89%       0.92%       0.87%       0.99%      1.07%
  Expenses (before
     reimbursement)             0.89%       0.92%       0.91%       0.99%      1.07%
Portfolio turnover rate           54%         44%         54%         49%       105%
Net assets at end of
  period (in 000's)         $358,292    $355,382    $219,867    $175,172    $95,754




(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.95% and 7.71% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
+    Annualized.





M-208    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                             SERVICE CLASS
      -----------------------------------------------------------
                                                        JUNE 5,
                                                        2003(a)
                                                        THROUGH
                YEAR ENDED DECEMBER 31,              DECEMBER 31,
      -----------------------------------------------------------

        2007        2006        2005        2004         2003

      $  18.59    $  14.35    $  14.08    $ 12.12       $10.40
      --------    --------    --------    -------       ------
          0.32        0.25        0.33       0.15         0.00(c)
          0.63        4.35        0.90       1.84         1.85

         (0.03)      (0.16)      (0.13)      0.07         0.06
      --------    --------    --------    -------       ------
          0.92        4.44        1.10       2.06         1.91
      --------    --------    --------    -------       ------

         (0.11)      (0.03)      (0.22)     (0.10)       (0.19)
         (1.23)      (0.17)      (0.61)        --           --
      --------    --------    --------    -------       ------
         (1.34)      (0.20)      (0.83)     (0.10)       (0.19)
      --------    --------    --------    -------       ------
      $  18.17    $  18.59    $  14.35    $ 14.08       $12.12
      ========    ========    ========    =======       ======
          4.67%      31.00%       7.74%(d)  17.05%       18.31%(e)

          1.68%       1.50%       2.27%      1.28%        1.42%+(f)
          1.14%       1.17%       1.12%      1.24%        1.32%+
          1.14%       1.17%       1.16%      1.24%        1.32%+
            54%         44%         54%        49%         105%
      $303,642    $217,511    $105,102    $51,408       $9,146




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-209

MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                 ONE       FIVE          SINCE
TOTAL RETURNS                 YEAR     YEARS(1)    INCEPTION(1)
---------------------------------------------------------------
After Portfolio operating
  expenses                   21.35%     11.18%         6.18%




                                            (After Portfolio operating expenses)

                              MAINSTAY VP
                               LARGE CAP       RUSSELL 1000(R)    S&P 500(R)
                           GROWTH PORTFOLIO      GROWTH INDEX        INDEX
                           ----------------    ---------------    ----------
5/1/98                           10000              10000            10000
                                 11785              11881            11171
                                 19504              15821            13522
                                 17561              12273            12291
                                 14653               9766            10830
                                 10520               7043             8437
                                 13471               9138            10857
                                 13158               9714            12038
                                 13731              10225            12629
                                 14725              11153            14624
12/31/07                         17868              12471            15427






SERVICE CLASS(2)                                                 AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                 ONE       FIVE          SINCE
TOTAL RETURNS                 YEAR     YEARS(1)    INCEPTION(1)
---------------------------------------------------------------
After Portfolio operating
  expenses                   21.05%     10.90%         5.91%




                                            (After Portfolio operating expenses)

                            MAINSTAY VP
                             LARGE CAP       RUSSELL 1000(R)    S&P 500(R)
                         GROWTH PORTFOLIO      GROWTH INDEX        INDEX
                         ----------------    ---------------    ----------
5/1/98                         10000              10000            10000
                               11765              11881            11171
                               19416              15821            13522
                               17426              12273            12291
                               14504               9766            10830
                               10387               7043             8437
                               13269               9138            10857
                               12928               9714            12038
                               13459              10225            12629
                               14398              11153            14624
12/31/07                       17428              12471            15427







 BENCHMARK PERFORMANCE    ONE      FIVE      SINCE
                          YEAR    YEARS    INCEPTION
----------------------------------------------------
Russell 1000(R) Growth
Index*                   11.81%   12.11%      2.31%
S&P 500(R) Index*         5.49    12.83       4.59



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and since-inception periods ended 12/31/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 11.16% and 6.18% for Initial Class shares and 10.90% and 5.90% for Service Class shares for the five-year and since-inception periods, respectively.
2. Performance for Service Class shares, first offered 6/6/03, includes the historical performance of Initial Class shares from inception (5/1/98) through 6/5/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




M-210    MainStay VP Large Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)

INITIAL CLASS                  $1,000.00       $1,096.90        $3.70          $1,021.50         $3.57
--------------------------------------------------------------------------------------------------------

SERVICE CLASS                  $1,000.00       $1,095.65        $5.02          $1,020.25         $4.84
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.70% for Initial Class and 0.95% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).


                                                  www.mainstayfunds.com    M-211

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(COMPOSITION PIE CHART)

Common Stocks                                   97.6%
Short-Term Investment (collateral from
  securities lending is 5.7%)                    5.7
Liabilities in Excess of Cash and Other
  Assets                                        (3.3)





See Portfolio of Investments on page M-215 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  Google, Inc., Class A
    2.  Microsoft Corp.
    3.  Cisco Systems, Inc.
    4.  Medco Health Solutions, Inc.
    5.  Apple, Inc.
    6.  America Movil SAB de C.V., Series L, ADR
    7.  United Technologies Corp.
    8.  Danaher Corp.
    9.  QUALCOMM, Inc.
   10.  Suncor Energy, Inc.







M-212    MainStay VP Large Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS CLARK J. WINSLOW, JUSTIN H. KELLY AND
R. BART WEAR OF WINSLOW CAPITAL MANAGEMENT INC.

HOW DID MAINSTAY VP LARGE CAP GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007, MainStay VP Large Cap Growth Portfolio returned 21.35% for Initial Class shares and 21.05% for Service Class shares. Both share classes outperformed the 12.84% return of the average Lipper* Variable Products Large-Cap Growth Portfolio and the 11.81% return of the Russell 1000(R) Growth Index* for the 12 months ended December 31, 2007. The Russell 1000(R) Growth Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2007?

Our stock selection, which focused on a combination of financial quality, favorable earnings growth and valuation, produced solid returns for the Portfolio in 2007. Many of the companies in which the Portfolio invests have a good portion of their business in faster-growing international markets.

WHICH PORTFOLIO SECTORS PROVIDED THE STRONGEST ABSOLUTE PERFORMANCE DURING 2007 AND WHICH SECTORS WERE THE WEAKEST.

The market sector that made the greatest positive contribution to the absolute return of the Portfolio was information technology. Health care was next, followed equally by industrials and energy. Consumer discretionary holdings detracted from the Portfolio's performance, with negative returns that were below those of sector-related stocks in the benchmark. Fortunately, the Portfolio was underweighted in consumer discretionary stocks, which proved beneficial in terms of relative performance.

WHICH INDIVIDUAL STOCKS WERE PARTICULARLY STRONG PERFORMERS IN 2007?

The strongest positive contributors to absolute performance were Apple and Research In Motion, both of which advanced on the global growth of Internet usage and communications. Intuitive Surgical more than tripled in value, driven by the rapid acceptance of the company's da Vinci(R) robotic surgery tool.

Other strong information technology names included Google, Salesforce.com and Nokia Oyj. In health care, Medco Health Solutions, one of the Portfolio's largest holdings, set the pace in the pharmacy benefit management segment. Alcon and Gilead Sciences were also strong performers.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING 2007?

We purchased Southwestern Energy at the beginning of 2007. The stock was not well-followed by Wall Street analysts, but we saw accelerating natural gas production and made the stock one of the Portfolio's largest holdings. The stock was an outstanding performer during the portion of 2007 that it was held in the Portfolio.

We also purchased Priceline.com during 2007. While the company's U.S. business was solid, the stock advanced on particularly strong results and accelerating margins in Europe.

To take advantage of opportunities in generic drugs and health care delivery to consumers, we added Teva Pharmaceutical Industries and Medco Health Solutions during 2007.

Significant sales during 2007 included Merrill Lynch and Kohl's. While most of Merrill Lynch's business was doing well, severe losses in the credit markets and continuing uncertainty led us to sell the Portfolio's position. Increasing headwinds for the consumer, along with some concerns about Kohl's product positioning, led us to sell the retailer's shares.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING 2007?

Our sector weights are principally driven by individual stock selection. In Information Technology, however, two important themes affected our decision to increase from a market weight to an overweight position--continuing global growth of the Internet and the fact that most major large-cap technology companies have substantial international business, which is growing faster than their business in the United States.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

                                                  www.mainstayfunds.com    M-213

The Portfolio moved from underweight to overweight in health care. We continued to avoid major pharmaceutical companies, but we found opportunities in generic drugs and health care delivery.

Anticipating difficulties for the consumer early in the year, we remained underweight in the consumer discretionary sector. As the housing market weakened and energy prices continued to rise, we further reduced the Portfolio's consumer discretionary weighting, which helped relative performance.

Financials was the sector with the worst performance and the most widely publicized problems. The Portfolio had only a small investment in companies that extended credit as part of their business mix. The sales of Merrill Lynch and Student Loan Marketing reduced the Portfolio's overall weight in financials. During 2007, we emphasized service companies, asset managers and electronic exchanges.

HOW WAS THE PORTFOLIO AFFECTED BY STOCK-SPECIFIC WEIGHTING DECISIONS?

We anticipated that Apple would see better revenue growth and margin expansion than Street estimates, and our weighting was nearly twice that of the benchmark. The overweight added to relative performance. Our decision to hold more than 1% of the Portfolio's assets in Intuitive Surgical was also beneficial when the stock more than tripled in value. Although we generally do not hold underweight positions, we remained price sensitive in building our position in Microsoft, which left the stock underweight on average during 2007.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP LARGE CAP GROWTH PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.


M-214    MainStay VP Large Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2007




                                   SHARES          VALUE
COMMON STOCKS (97.6%)+
--------------------------------------------------------

AEROSPACE & DEFENSE (5.4%)
Precision Castparts Corp.          31,900   $  4,424,530
Rockwell Collins, Inc.             53,200      3,828,804
 vUnited Technologies Corp.       133,100     10,187,474
                                            ------------
                                              18,440,808
                                            ------------

AIR FREIGHT & LOGISTICS (1.1%)
C.H. Robinson Worldwide, Inc.      68,500      3,707,220
                                            ------------


BIOTECHNOLOGY (4.4%)
Genentech, Inc. (a)                79,100      5,305,237
Genzyme Corp. (a)                  83,400      6,208,296
Gilead Sciences, Inc. (a)          75,000      3,450,750
                                            ------------
                                              14,964,283
                                            ------------

CAPITAL MARKETS (4.8%)
Franklin Resources, Inc.           56,900      6,511,067
Goldman Sachs Group, Inc.
  (The)                            30,200      6,494,510
T. Rowe Price Group, Inc.          54,000      3,287,520
                                            ------------
                                              16,293,097
                                            ------------

CHEMICALS (2.3%)
Ecolab, Inc.                       73,600      3,769,056
Monsanto Co.                       36,200      4,043,178
                                            ------------
                                               7,812,234
                                            ------------

COMMUNICATIONS EQUIPMENT (9.9%)
 vCisco Systems, Inc. (a)         469,000     12,695,830
Corning, Inc.                     143,900      3,452,161
Nokia OYJ, Sponsored ADR (b)      138,900      5,332,371
 vQUALCOMM, Inc.                  230,600      9,074,110
Research In Motion, Ltd. (a)       28,000      3,175,200
                                            ------------
                                              33,729,672
                                            ------------

COMPUTERS & PERIPHERALS (6.2%)
 vApple, Inc. (a)                  54,700     10,834,976
EMC Corp. (a)                     264,900      4,908,597
Hewlett-Packard Co.               109,400      5,522,512
                                            ------------
                                              21,266,085
                                            ------------

CONSUMER FINANCE (1.3%)
American Express Co.               88,300      4,593,366
                                            ------------


DIVERSIFIED FINANCIAL SERVICES (3.2%)
CME Group, Inc.                     8,000      5,488,000
IntercontinentalExchange,
  Inc. (a)(c)                      28,200      5,428,500
                                            ------------
                                              10,916,500
                                            ------------

ENERGY EQUIPMENT & SERVICES (4.0%)
Schlumberger, Ltd.                 49,900      4,908,663
Transocean, Inc.                   35,700      5,110,455
Weatherford International,
  Ltd. (a)                         51,900      3,560,340
                                            ------------
                                              13,579,458
                                            ------------

FOOD & STAPLES RETAILING (2.1%)
CVS Caremark Corp.                181,600      7,218,600
                                            ------------


HEALTH CARE EQUIPMENT & SUPPLIES (5.4%)
Alcon, Inc.                        46,500      6,651,360
Intuitive Surgical, Inc. (a)       14,000      4,543,000
Mindray Medical
  International, Ltd., ADR
  (b)                              91,500      3,931,755
St. Jude Medical, Inc. (a)         83,000      3,373,120
                                            ------------
                                              18,499,235
                                            ------------

HEALTH CARE PROVIDERS & SERVICES (3.6%)
 vMedco Health Solutions,
  Inc. (a)                        122,300     12,401,220
                                            ------------


HOUSEHOLD DURABLES (1.2%)
Garmin, Ltd.                       44,100      4,277,700
                                            ------------


HOUSEHOLD PRODUCTS (1.1%)
Procter & Gamble Co. (The)         49,800      3,656,316
                                            ------------


INDUSTRIAL CONGLOMERATES (1.0%)
General Electric Co.               90,100      3,340,007
                                            ------------


INTERNET & CATALOG RETAIL (1.6%)
Priceline.com, Inc. (a)(c)         48,600      5,582,196
                                            ------------


INTERNET SOFTWARE & SERVICES (5.0%)
Equinix, Inc. (a)(c)               41,300      4,174,191
 vGoogle, Inc. Class A (a)         18,710     12,937,591
                                            ------------
                                              17,111,782
                                            ------------

IT SERVICES (2.0%)
Mastercard, Inc. Class A (c)       16,300      3,507,760
Paychex, Inc.                      88,700      3,212,714
                                            ------------
                                               6,720,474
                                            ------------

LIFE SCIENCES TOOLS & SERVICES (2.0%)
Thermo Fisher Scientific,
  Inc. (a)                        116,700      6,731,256
                                            ------------


MACHINERY (4.6%)
 vDanaher Corp.                   113,000      9,914,620
Deere & Co.                        63,700      5,931,744
                                            ------------
                                              15,846,364
                                            ------------


 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-215


                                   SHARES          VALUE
COMMON STOCKS (CONTINUED)
OIL, GAS & CONSUMABLE FUELS (4.7%)
Peabody Energy Corp.               41,100   $  2,533,404
Southwestern Energy Co. (a)       111,300      6,201,636
 vSuncor Energy, Inc.              69,200      7,524,116
                                            ------------
                                              16,259,156
                                            ------------

PHARMACEUTICALS (4.9%)
Allergan, Inc.                     85,000      5,460,400
Schering-Plough Corp.             178,200      4,747,248
Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (b)                         141,900      6,595,512
                                            ------------
                                              16,803,160
                                            ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.0%)
Applied Materials, Inc.            93,200      1,655,232
MEMC Electronic Materials,
  Inc. (a)                         58,800      5,203,212
                                            ------------
                                               6,858,444
                                            ------------

SOFTWARE (7.1%)
Autodesk, Inc. (a)                 80,200      3,990,752
 vMicrosoft Corp.                 357,500     12,727,000
Oracle Corp. (a)                  166,900      3,768,602
Salesforce.com, Inc. (a)(c)        61,100      3,830,359
                                            ------------
                                              24,316,713
                                            ------------

SPECIALTY RETAIL (0.6%)
Dick's Sporting Goods, Inc.
  (a)                              68,500      1,901,560
                                            ------------


TEXTILES, APPAREL & LUXURY GOODS (1.2%)
Coach, Inc. (a)                   138,100      4,223,098
                                            ------------


TRADING COMPANIES & DISTRIBUTORS (0.9%)
Fastenal Co. (c)                   72,800      2,942,576
                                            ------------


WIRELESS TELECOMMUNICATION SERVICES (4.0%)
 vAmerica Movil SAB de C.V.,
  Series L, ADR (b)               169,100     10,381,049
China Mobile, Ltd., Sponsored
  ADR (b)                          37,500      3,257,625
                                            ------------
                                              13,638,674
                                            ------------
Total Common Stocks
  (Cost $273,763,546)                        333,631,254
                                            ------------



SHORT-TERM INVESTMENT (5.7%)
--------------------------------------------------------

INVESTMENT COMPANY (5.7%)
State Street Navigator
  Securities Lending Prime
  Portfolio (d)                19,626,871     19,626,871
                                            ------------
Total Short-Term Investment
  (Cost $19,626,871)                          19,626,871
                                            ------------

Total Investments
  (Cost $293,390,417) (e)           103.3%   353,258,125
Liabilities in Excess of
  Cash and Other Assets              (3.3)   (11,382,763)
                               ----------   ------------
Net Assets                          100.0%  $341,875,362
                               ==========   ============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $19,122,954; cash collateral of
     $19,626,871 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(d)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(e)  At December 31, 2007, cost is
     $294,289,361 for federal income tax
     purposes and net unrealized appreciation is as follows:



    Gross unrealized appreciation    $62,518,741
    Gross unrealized depreciation     (3,549,977)
                                     -----------
    Net unrealized appreciation      $58,968,764
                                     ===========






M-216    MainStay VP Large Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in securities, at value
  (identified cost
  $293,390,417) including
  $19,122,954 market
  value of securities loaned          $353,258,125
Cash                                     5,722,369
Receivables:
  Investment securities sold             2,816,864
  Fund shares sold                       1,473,885
  Dividends and interest                   174,464
Other assets                                   438
                                      ------------
     Total assets                      363,446,145
                                      ------------
LIABILITIES:
Securities lending collateral           19,626,871
Payables:
  Investment securities purchased        1,651,788
  Adviser (See Note 3)                     126,097
  Administrator (See Note 3)                57,216
  Shareholder communication                 33,829
  Professional fees                         27,701
  Fund shares redeemed                      24,049
  NYLIFE Distributors (See Note 3)          15,605
  Custodian                                  4,813
  Directors                                    145
Accrued expenses                             2,669
                                      ------------
     Total liabilities                  21,570,783
                                      ------------
Net assets                            $341,875,362
                                      ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                          $    227,736
Additional paid-in capital             377,703,894
                                      ------------
                                       377,931,630
Accumulated undistributed net
  investment income                        175,170
Accumulated net realized loss on
  investments and foreign currency
  transactions                         (96,099,146)
Net unrealized appreciation on
  investments                           59,867,708
                                      ------------
Net assets                            $341,875,362
                                      ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                  $266,472,566
                                      ============
Shares of capital stock outstanding     17,721,821
                                      ============
Net asset value per share
  outstanding                         $      15.04
                                      ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                  $ 75,402,796
                                      ============
Shares of capital stock outstanding      5,051,795
                                      ============
Net asset value per share
  outstanding                         $      14.93
                                      ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-217

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Dividends (a)                       $ 1,966,421
  Interest                                221,862
  Income from securities
     loaned--net                           82,737
                                      -----------
     Total income                       2,271,020
                                      -----------
EXPENSES:
  Advisory (See Note 3)                 1,316,878
  Administration (See Note 3)             559,455
  Distribution and service--Service
     Class (See Note 3)                   133,230
  Professional fees                        54,468
  Shareholder communication                51,941
  Directors                                14,594
  Custodian                                14,246
  Miscellaneous                            11,582
                                      -----------
     Total expenses before waiver       2,156,394
  Expense waiver from Manager (See
     Note 3)                              (62,177)
                                      -----------
     Net expenses                       2,094,217
                                      -----------
Net investment income                     176,803
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                17,291,866
  Foreign currency transactions               (12)
                                      -----------
Net realized gain on investments
  and foreign currency transactions    17,291,854
                                      -----------
Net change in unrealized
  appreciation on investments          36,564,299
                                      -----------
Net realized and unrealized gain on
  investments                          53,856,153
                                      -----------
Net increase in net assets
  resulting from operations           $54,032,956
                                      ===========





(a)  Dividends recorded net of foreign
     withholding taxes in the amount of
     $29,579.





M-218    MainStay VP Large Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006



                                       2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $    176,803   $     45,654
 Net realized gain (loss) on
  investments and foreign
  currency transactions          17,291,854     (1,230,431)
 Net change in unrealized
  appreciation on investments    36,564,299     13,315,626
                               ---------------------------
 Net increase in net assets
  resulting from operations      54,032,956     12,130,849
                               ---------------------------
Dividends to shareholders:
 From net investment income:
    Initial Class                   (47,191)      (249,423)
    Service Class                        --         (6,707)
                               ---------------------------
 Total dividends to
  shareholders                      (47,191)      (256,130)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        105,159,197    122,786,866
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends          47,191        256,130
 Cost of shares redeemed        (38,565,183)   (45,296,881)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          66,641,205     77,746,115
                               ---------------------------
    Net increase in net
     assets                     120,626,970     89,620,834
NET ASSETS:
Beginning of year               221,248,392    131,627,558
                               ---------------------------
End of year                    $341,875,362   $221,248,392
                               ===========================
Accumulated undistributed net
 investment income at end of
 year                          $    175,170   $     45,570
                               ===========================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-219

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                            --------------------------------------------------------



                                             YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------

                              2007        2006        2005        2004        2003

Net asset value at
  beginning of period       $  12.39    $  11.57    $  11.09    $  11.38    $   8.90
                            --------    --------    --------    --------    --------
Net investment income
  (loss)                        0.02(c)     0.01(c)     0.02(c)     0.02        0.02(c)
Net realized and
  unrealized gain (loss)
  on investments                2.63        0.83        0.46       (0.29)       2.48
                            --------    --------    --------    --------    --------
Total from investment
  operations                    2.65        0.84        0.48       (0.27)       2.50
                            --------    --------    --------    --------    --------
Less dividends:
  From net investment
     income                    (0.00)(b)   (0.02)      (0.00)(b)   (0.02)      (0.02)
                            --------    --------    --------    --------    --------
Net asset value at end of
  period                    $  15.04    $  12.39    $  11.57    $  11.09    $  11.38
                            ========    ========    ========    ========    ========
Total investment return        21.35%       7.24%       4.35%(d)   (2.32%)     28.05%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                     0.11%       0.07%       0.28%       0.22%       0.17%
  Net expenses                  0.70%       0.79%#      0.64%#      0.85%#      0.83%
  Expenses (before
     waiver/reimbursement)      0.72%       0.81%#      0.79%#      0.88%#      0.83%
Portfolio turnover rate           82%         96%        205%        117%        160%
Net assets at end of
  period (in 000's)         $266,473    $181,657    $108,635    $130,091    $154,082




(a)  Commencement of operations.
(b)  Less than one cent per share.
(c)  Per share data based on average shares during the period.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.20% and 3.98% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
#    Includes fees paid indirectly which amounted to 0.01%, less than 0.01% and
     0.03% of average net assets for the years ended December 31, 2006, 2005 and
     2004, respectively.
+    Annualized.





M-220    MainStay VP Large Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            SERVICE CLASS
      --------------------------------------------------------
                                                     JUNE 6,
                                                     2003(a)
                                                     THROUGH
               YEAR ENDED DECEMBER 31,            DECEMBER 31,
      --------------------------------------------------------

        2007       2006       2005       2004         2003

      $ 12.33    $ 11.53    $ 11.07    $ 11.37       $10.18
      -------    -------    -------    -------       ------
        (0.02)(c)  (0.02)(c)   0.00(b)(c) 0.00(b)     (0.00)(b)(c)
         2.62       0.82       0.46      (0.30)        1.20
      -------    -------    -------    -------       ------
         2.60       0.80       0.46      (0.30)        1.20
      -------    -------    -------    -------       ------

           --      (0.00)(b)     --      (0.00)(b)    (0.01)
      -------    -------    -------    -------       ------
      $ 14.93    $ 12.33    $ 11.53    $ 11.07       $11.37
      =======    =======    =======    =======       ======
        21.05%      6.97%      4.10%(d)  (2.57%)      11.83%(e)

        (0.13%)    (0.18%)     0.03%     (0.03%)      (0.08%)(f)
         0.95%      1.04%#     0.89%#     1.10%#       1.08%+
         0.97%      1.06%#     1.04%#     1.13%#       1.08%+
           82%        96%       205%       117%         160%
      $75,403    $39,592    $22,993    $18,500       $7,455




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-221

MAINSTAY VP MID CAP CORE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      FIVE       SINCE
TOTAL RETURNS                 YEAR     YEARS    INCEPTION
---------------------------------------------------------
After Portfolio operating
  expenses                   5.03%    18.29%      10.36%




                                            (After Portfolio operating expenses)

                                    MAINSTAY VP
                                      MID CAP       RUSSELL MIDCAP
                                  CORE PORTFOLIO         INDEX
                                  --------------    --------------
7/2/01                                 10000             10000
                                        9414              9626
                                        8197              8068
                                       11102             11300
                                       13574             13585
                                       15726             15304
                                       18079             17640
12/31/07                               18988             18627






SERVICE CLASS(1)                                                 AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      FIVE       SINCE
TOTAL RETURNS                 YEAR     YEARS    INCEPTION
---------------------------------------------------------
After Portfolio operating
  expenses                   4.77%    18.00%      10.08%




                                            (After Portfolio operating expenses)

                           MAINSTAY VP
                             MID CAP       RUSSELL MIDCAP
                         CORE PORTFOLIO         INDEX
                         --------------    --------------
7/2/01                        10000             10000
                               9402              9626
                               8167              8068
                              11032             11300
                              13456             13585
                              15550             15304
                              17832             17640
12/31/07                      18682             18627







 BENCHMARK PERFORMANCE           ONE     FIVE      SINCE
                                YEAR    YEARS    INCEPTION
----------------------------------------------------------
Russell Midcap(R) Index*        5.60%   18.21%     10.04%



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from inception (7/2/01) through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




M-222    MainStay VP Mid Cap Core Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP CORE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)

INITIAL CLASS                  $1,000.00        $937.65         $4.44          $1,020.45         $4.63
--------------------------------------------------------------------------------------------------------

SERVICE CLASS                  $1,000.00        $936.30         $5.66          $1,019.20         $5.90
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.91% for Initial Class and 1.16% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).


                                                  www.mainstayfunds.com    M-223

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(COMPOSITION PIE CHART)

Common Stocks                                    99.3%
Short-Term Investment (collateral from
  securities lending is 10.6%)                   10.6*
Investment Companies                              0.4
Liabilities in Excess of Cash and Other
  Assets                                        (10.3)





* Includes 10.6% of Short-Term Investment Company Securities.

See Portfolio of Investments on page M-227 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  National Oilwell Varco, Inc.
    2.  Mastercard, Inc., Class A
    3.  Principal Financial Group, Inc.
    4.  Northern Trust Corp.
    5.  Edison International
    6.  Aon Corp.
    7.  Cummins, Inc.
    8.  Humana, Inc.
    9.  L-3 Communications Holdings, Inc.
   10.  GameStop Corp. Class A







M-224    MainStay VP Mid Cap Core Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY HARVEY FRAM, CFA, OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC.

HOW DID MAINSTAY VP MID CAP CORE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007, MainStay VP Mid Cap Core Portfolio returned 5.03% for Initial Class shares and 4.77% for Service Class shares. Both share classes outperformed the 4.54% return of the average Lipper* Variable Products Mid Cap Core Portfolio and underperformed the 5.60% return of the Russell Midcap(R) Index* for the 12 months ended December 31, 2007. The Russell Mid-cap(R) Index* is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2007?

For the year, energy was the best-performing sector in the Russell Midcap(R) Index, advancing on higher energy prices. Unfortunately, the Portfolio was underweight in energy, which detracted from relative performance. The worst-performing sector for the year was financials, and the Portfolio's relative performance was significantly affected by the subprime-mortgage crisis. Even so, the Portfolio benefited from stock selection in financials. The materials sector advanced as commodity prices rose, and the Portfolio benefited from an overweight in materials. The major detractor from relative performance was health care. The Portfolio held an overweight position in Wellcare Health Plans when a report of possible fraud led to a federal investigation.

DURING 2007, WHICH SECTORS WERE THE PORTFOLIO'S STRONGEST POSITIVE CONTRIBUTORS TO RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED THE MOST?

Relative to the benchmark, the Portfolio's strongest-performing sectors were financials, materials and telecommunication services. In the financials sector, the Portfolio generally held underweight positions in the stocks that had the greatest exposure to the subprime-mortgage crisis, such as CIT Group and MBIA. In the materials sector, the Portfolio benefited by being overweight in stocks with exposure to rising commodity prices. In telecommunication services, the Portfolio's relative performance was enhanced by being underweight in such stocks as Level 3 Communications, NII Holdings and Qwest Communication International, all of which declined over the course of 2007.

On a relative basis, the Portfolio's weakest-performing sectors were health care, consumer discretionary and industrials. An overweight position in Wellcare Health Plans hurt relative results when the stock price tumbled and managed only a modest recovery. The Portfolio's overweight position in consumer discretionary stocks hurt relative results in the wake of the subprime-mortgage crisis. In the industrials sector, overweight positions in Continental Airlines, AMR and UAL detracted when rising oil prices hurt the airlines industry.

WHICH STOCKS MADE SUBSTANTIAL POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE DURING 2007 AND WHICH STOCKS DETRACTED FROM PERFORMANCE?

Freeport-McMoRan Copper & Gold, National Oilwell Varco and Cummins made large positive contributions to returns. Freeport-McMoRan, a copper and gold mining company, benefited from the rising price of copper. When the company no longer fit the mid-cap profile, we sold the Portfolio's position at a profit. National Oilwell Varco, an energy equipment & services company, benefited as the rising price of oil caused demand for its products to soar. Cummins, a manufacturer of machinery and engines, saw its stock price rise as the company's clean diesel technology catapulted Cummins into a leadership position in its industry.

An underweight position in Mosaic detracted from the Portfolio's relative performance as the company benefited from the rising demand for corn-based ethanol. An overweight position in Wellcare Health Plans hurt the Portfolio when a federal fraud investigation was launched. An overweight position in Lexmark International hurt the Portfolio's performance when the company suffered from aggressive competition.


Mid-cap companies are generally less established than larger companies and their securities may be more volatile and less liquid than the securities of larger companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

                                                  www.mainstayfunds.com    M-225

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING 2007?

During the year, we purchased stocks such as National Oilwell Varco and GameStop, as these stocks were reasonably valued and continued to benefit from momentum. Among the stocks we sold during 2007 were Harley-Davidson and J.C. Penney, since our model moved away from consumer-related stocks.

WERE THERE ANY SIGNIFICANT SECTOR WEIGHTING CHANGES DURING THE YEAR?

During 2007, we reduced the Portfolio's weightings fairly substantially in the consumer staples and consumer discretionary sectors. Over the course of the year, we increased the Portfolio's weightings in energy and industrials.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2007?

As of December 31, 2007, the Portfolio held reasonably substantial overweight positions in stocks that continued to score well on our price- and earnings-momentum factors. Mastercard was an example. The Portfolio was also overweight in National Oilwell Varco, an oil services company that continued to benefit from higher oil prices.

At year-end 2007, the Portfolio held underweight positions in Yum Brands, which was hurt by a slowdown in consumer spending. The Portfolio was also underweight in CSX, a road & rail company that was affected by higher oil prices.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP MID CAP CORE PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.




M-226    MainStay VP Mid Cap Core Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2007




                                   SHARES          VALUE
COMMON STOCKS (99.3%)+
--------------------------------------------------------

AEROSPACE & DEFENSE (1.8%)
DRS Technologies, Inc.                232   $     12,591
Goodrich Corp. (a)                 28,637      2,022,058
 vL-3 Communications
  Holdings, Inc.                   34,284      3,632,047
Precision Castparts Corp.           6,733        933,867
                                            ------------
                                               6,600,563
                                            ------------

AIR FREIGHT & LOGISTICS (0.0%)*
UTI Worldwide, Inc.                 6,547        128,321
                                            ------------


AIRLINES (1.0%)
AMR Corp. (a)(b)                   16,147        226,542
Continental Airlines, Inc.
  Class B (b)                      42,611        948,095
Copa Holdings S.A. Class A            211          7,927
Northwest Airlines, Inc. (b)       14,083        204,344
UAL Corp. (a)(b)                   59,821      2,133,217
                                            ------------
                                               3,520,125
                                            ------------

AUTO COMPONENTS (1.0%)
Autoliv, Inc.                      29,958      1,579,086
BorgWarner, Inc.                   43,243      2,093,394
TRW Automotive Holdings Corp.
  (b)                               7,050        147,345
WABCO Holdings, Inc.                  305         15,277
                                            ------------
                                               3,835,102
                                            ------------

AUTOMOBILES (0.2%)
Thor Industries, Inc. (a)          15,364        583,986
                                            ------------


BEVERAGES (1.7%)
Coca-Cola Enterprises, Inc.       111,213      2,894,874
Constellation Brands, Inc.
  Class A (b)                       4,759        112,503
Molson Coors Brewing Co.
  Class B                           1,028         53,065
Pepsi Bottling Group, Inc.
  (The)                            55,192      2,177,876
PepsiAmericas, Inc.                30,299      1,009,563
                                            ------------
                                               6,247,881
                                            ------------

BIOTECHNOLOGY (0.1%)
Cephalon, Inc. (a)(b)               3,546        254,461
                                            ------------


BUILDING PRODUCTS (1.1%)
Lennox International, Inc.         20,501        849,151
Masco Corp.                       137,968      2,981,488
Trane, Inc.                         2,794        130,508
                                            ------------
                                               3,961,147
                                            ------------

CAPITAL MARKETS (3.8%)
Ameriprise Financial, Inc.         61,623      3,396,043
BlackRock, Inc.                     4,381        949,801
Federated Investors, Inc.
  Class B                          23,248        956,888
GLG Partners, Inc. (a)(b)          10,556        143,562
Invesco, Ltd.                      15,023        471,422
Investment Technology Group,
  Inc. (b)                         19,942        949,040
Janus Capital Group, Inc.          53,250      1,749,262
Legg Mason, Inc.                      455         33,283
 vNorthern Trust Corp.             52,357      4,009,499
TD Ameritrade Holding Corp.
  (b)                              78,011      1,564,901
                                            ------------
                                              14,223,701
                                            ------------

CHEMICALS (1.9%)
Albemarle Corp.                     9,148        377,355
Ashland, Inc.                      14,406        683,277
Cabot Corp.                        12,367        412,316
Celanese Corp. Class A             32,933      1,393,725
Eastman Chemical Co.               27,647      1,688,955
FMC Corp.                           4,924        268,604
Huntsman Corp.                      4,717        121,227
Lubrizol Corp. (The)               35,953      1,947,214
Nalco Holding Co.                   5,942        143,678
                                            ------------
                                               7,036,351
                                            ------------

COMMERCIAL BANKS (0.0%)*
Bank of Hawaii Corp.                  284         14,524
City National Corp.                    77          4,585
UnionBanCal Corp.                     366         17,901
                                            ------------
                                                  37,010
                                            ------------

COMMERCIAL SERVICES & SUPPLIES (2.3%)
Allied Waste Industries, Inc.
  (b)                             104,156      1,147,799
Brink's Co. (The)                   8,723        521,112
ChoicePoint, Inc. (b)              38,923      1,417,575
Dun & Bradstreet Corp. (The)       22,414      1,986,553
HNI Corp. (a)                      21,307        747,023
Manpower, Inc.                     10,953        623,226
Republic Services, Inc.            20,708        649,196
Robert Half International,
  Inc.                             28,420        768,477
Steelcase, Inc. Class A            42,709        677,792
                                            ------------
                                               8,538,753
                                            ------------

COMMUNICATIONS EQUIPMENT (0.9%)
CommScope, Inc. (b)                15,373        756,505
Juniper Networks, Inc. (b)         78,273      2,598,664
                                            ------------
                                               3,355,169
                                            ------------

COMPUTERS & PERIPHERALS (2.2%)
Lexmark International, Inc.
  Class A (b)                      12,644        440,770
NCR Corp. (b)                         783         19,653
Network Appliance, Inc.
  (a)(b)                           75,122      1,875,045
QLogic Corp. (b)                   38,522        547,012
Seagate Technology                 87,359      2,227,655

 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-227


                                   SHARES          VALUE
COMMON STOCKS (CONTINUED)
COMPUTERS & PERIPHERALS (CONTINUED)
Teradata Corp. (b)                    783   $     21,462
Western Digital Corp. (b)         105,678      3,192,532
                                            ------------
                                               8,324,129
                                            ------------

CONSTRUCTION & ENGINEERING (2.5%)
Fluor Corp.                        24,213      3,528,318
Foster Wheeler, Ltd. (b)               83         12,867
Jacobs Engineering Group,
  Inc. (b)                         15,848      1,515,227
KBR, Inc. (b)                      75,770      2,939,876
Quanta Services, Inc. (a)(b)        2,049         53,766
Shaw Group, Inc. (The) (b)         20,208      1,221,372
                                            ------------
                                               9,271,426
                                            ------------

CONSTRUCTION MATERIALS (0.1%)
Eagle Materials, Inc. (a)           3,288        116,658
Martin Marietta Materials,
  Inc. (a)                            651         86,323
                                            ------------
                                                 202,981
                                            ------------

CONSUMER FINANCE (0.1%)
AmeriCredit Corp. (a)(b)            9,289        118,806
First Marblehead Corp. (The)
  (a)                              11,982        183,325
                                            ------------
                                                 302,131
                                            ------------

CONTAINERS & PACKAGING (1.3%)
Ball Corp.                         51,691      2,326,095
Owens-Illinois, Inc. (a)(b)        42,119      2,084,890
Packaging Corp. of America          5,828        164,350
Pactiv Corp. (b)                    4,666        124,256
Sonoco Products Co.                   333         10,882
Temple-Inland, Inc.                   801         16,701
                                            ------------
                                               4,727,174
                                            ------------

DIVERSIFIED CONSUMER SERVICES (0.3%)
Apollo Group, Inc. Class A
  (b)                              12,042        844,746
Career Education Corp. (b)          7,318        183,975
Service Corp. International           354          4,974
                                            ------------
                                               1,033,695
                                            ------------

DIVERSIFIED FINANCIAL SERVICES (0.8%)
Guaranty Financial Group,
  Inc. (b)                            267          4,272
Nasdaq Stock Market, Inc.
  (The) (b)                        57,205      2,831,075
                                            ------------
                                               2,835,347
                                            ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
CenturyTel, Inc.                   12,413        514,643
Citizens Communications Co.         2,679         34,104
Embarq Corp.                          878         43,487
                                            ------------
                                                 592,234
                                            ------------

ELECTRIC UTILITIES (1.9%)
 vEdison International             72,678      3,878,825
Reliant Energy, Inc. (b)          123,380      3,237,491
                                            ------------
                                               7,116,316
                                            ------------

ELECTRICAL EQUIPMENT (0.4%)
Rockwell Automation, Inc.           1,379         95,096
Thomas & Betts Corp. (b)           30,228      1,482,381
                                            ------------
                                               1,577,477
                                            ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.1%)
Agilent Technologies, Inc.
  (b)                              37,306      1,370,622
Arrow Electronics, Inc. (b)        62,860      2,469,141
Avnet, Inc. (b)                    76,377      2,670,904
AVX Corp. (a)                      22,612        303,453
Molex, Inc.                        27,261        744,225
National Instruments Corp.          1,026         34,197
Vishay Intertechnology, Inc.
  (b)                               2,030         23,162
                                            ------------
                                               7,615,704
                                            ------------

ENERGY EQUIPMENT & SERVICES (6.6%)
Cameron International Corp.
  (b)                              45,664      2,197,808
Diamond Offshore Drilling,
  Inc.                                336         47,712
Dresser-Rand Group, Inc. (b)       44,620      1,742,411
ENSCO International, Inc. (a)      56,912      3,393,093
FMC Technologies, Inc. (b)         20,551      1,165,242
Global Industries, Ltd. (b)        47,787      1,023,598
Grant Prideco, Inc. (b)            15,839        879,223
Helmerich & Payne, Inc.            11,988        480,359
 vNational Oilwell Varco,
  Inc. (b)                         65,668      4,823,971
Noble Corp.                           262         14,806
Patterson-UTI Energy, Inc.         80,227      1,566,031
Pride International, Inc. (b)      71,811      2,434,393
SEACOR Holdings, Inc. (b)          12,376      1,147,750
Superior Energy Services,
  Inc. (b)                            170          5,851
Tidewater, Inc.                    29,235      1,603,832
Transocean, Inc.                   13,674      1,957,433
Unit Corp. (b)                        254         11,748
                                            ------------
                                              24,495,261
                                            ------------

FOOD & STAPLES RETAILING (0.3%)
BJ's Wholesale Club, Inc. (b)      28,958        979,649
Safeway, Inc.                       4,842        165,645
                                            ------------
                                               1,145,294
                                            ------------

FOOD PRODUCTS (0.4%)
Corn Products International,
  Inc.                             37,680      1,384,740
Dean Foods Co.                      1,751         45,281
J.M. Smucker Co. (The)                551         28,343
Tyson Foods, Inc. Class A              35            537
                                            ------------
                                               1,458,901
                                            ------------



M-228    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES          VALUE
COMMON STOCKS (CONTINUED)
GAS UTILITIES (0.9%)
AGL Resources, Inc.                15,301   $    575,930
Atmos Energy Corp.                 11,994        336,312
Energen Corp.                       6,488        416,724
ONEOK, Inc.                        46,918      2,100,519
                                            ------------
                                               3,429,485
                                            ------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.1%)
Advanced Medical Optics, Inc.
  (a)(b)                            1,069         26,223
DENTSPLY International, Inc.       47,662      2,145,743
Edwards Lifesciences Corp.
  (b)                              22,309      1,025,991
IDEXX Laboratories, Inc. (b)        4,104        240,618
Kinetic Concepts, Inc. (b)            249         13,336
Respironics, Inc. (b)                 852         55,789
Varian Medical Systems, Inc.
  (b)                               7,530        392,765
                                            ------------
                                               3,900,465
                                            ------------

HEALTH CARE PROVIDERS & SERVICES (5.1%)
AmerisourceBergen Corp.            70,197      3,149,739
CIGNA Corp.                        36,099      1,939,599
Coventry Health Care, Inc.
  (b)                              55,896      3,311,838
Express Scripts, Inc. (b)           8,232        600,936
Health Net, Inc. (b)               57,686      2,786,234
Henry Schein, Inc. (a)(b)           4,681        287,413
 vHumana, Inc. (b)                 48,740      3,670,609
Laboratory Corp. of America
  Holdings (b)                      6,436        486,111
Lincare Holdings, Inc. (b)         43,577      1,532,167
Patterson Cos., Inc. (b)            8,939        303,479
Sierra Health Services, Inc.
  (b)                               4,337        181,981
WellCare Health Plans, Inc.
  (a)(b)                           10,497        445,178
                                            ------------
                                              18,695,284
                                            ------------

HEALTH CARE TECHNOLOGY (0.0%)*
HLTH Corp. (a)(b)                     965         12,931
                                            ------------


HOTELS, RESTAURANTS & LEISURE (1.1%)
Brinker International, Inc.        38,744        757,833
Darden Restaurants, Inc.           45,146      1,250,996
Harrah's Entertainment, Inc.       11,979      1,063,136
Penn National Gaming, Inc.
  (b)                               2,424        144,349
Wendy's International, Inc.        27,911        721,220
                                            ------------
                                               3,937,534
                                            ------------

HOUSEHOLD DURABLES (1.2%)
Black & Decker Corp.               33,599      2,340,170
Garmin, Ltd.                        6,124        594,028
Harman International
  Industries, Inc.                    192         14,152
Jarden Corp. (a)(b)                 3,697         87,286
KB Home (a)                         5,344        115,430
Leggett & Platt, Inc.              11,734        204,641
Lennar Corp. Class A (a)           10,001        178,918
M.D.C. Holdings, Inc.              18,151        673,947
Mohawk Industries, Inc.
  (a)(b)                              816         60,710
NVR, Inc. (a)(b)                      552        289,248
                                            ------------
                                               4,558,530
                                            ------------

HOUSEHOLD PRODUCTS (0.2%)
Energizer Holdings, Inc. (b)        6,072        680,853
                                            ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.5%)
AES Corp. (The) (b)               106,020      2,267,768
Mirant Corp. (a)(b)                84,095      3,278,023
                                            ------------
                                               5,545,791
                                            ------------

INDUSTRIAL CONGLOMERATES (1.4%)
McDermott International, Inc.
  (b)                              50,125      2,958,879
Teleflex, Inc.                     20,347      1,282,064
Textron, Inc.                      14,650      1,044,545
                                            ------------
                                               5,285,488
                                            ------------

INSURANCE (11.0%)
Alleghany Corp. (b)                    70         28,140
Allied World Assurance
  Holdings, Ltd./Bermuda           31,384      1,574,535
American Financial Group,
  Inc.                             17,586        507,884
 vAon Corp.                        78,900      3,762,741
Arch Capital Group, Ltd. (b)       26,001      1,829,170
Arthur J. Gallagher & Co.          50,061      1,210,976
Assurant, Inc.                     26,578      1,778,068
Axis Capital Holdings, Ltd.        76,966      2,999,365
Brown & Brown, Inc.                42,736      1,004,296
CNA Financial Corp.                 7,569        255,227
Conseco, Inc. (b)                  51,144        642,369
Endurance Specialty Holdings,
  Ltd.                             25,924      1,081,809
Genworth Financial, Inc.
  Class A                         128,086      3,259,789
HCC Insurance Holdings, Inc.       58,273      1,671,270
Nationwide Financial
  Services, Inc. Class A           27,502      1,237,865
Old Republic International
  Corp.                             5,689         87,667
PartnerRe, Ltd. (a)                29,525      2,436,698
 vPrincipal Financial Group,
  Inc. (a)                         61,656      4,244,399
Protective Life Corp.                  80          3,282
Reinsurance Group of America,
  Inc.                             15,264        801,055
RenaissanceRe Holdings, Ltd.       37,553      2,262,193
StanCorp Financial Group,
  Inc.                              8,556        431,051
Transatlantic Holdings, Inc.       13,922      1,011,712
Unum Group                         79,725      1,896,658
W.R. Berkley Corp.                 85,185      2,539,365
XL Capital, Ltd. Class A           43,425      2,184,712
                                            ------------
                                              40,742,296
                                            ------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-229


                                   SHARES          VALUE
COMMON STOCKS (CONTINUED)
INTERNET & CATALOG RETAIL (1.3%)
Expedia, Inc. (b)                  95,484   $  3,019,204
IAC/InterActiveCorp. (b)           52,887      1,423,718
NutriSystem, Inc. (a)(b)            8,278        223,340
                                            ------------
                                               4,666,262
                                            ------------

INTERNET SOFTWARE & SERVICES (0.3%)
VeriSign, Inc. (b)                 31,307      1,177,456
                                            ------------


IT SERVICES (4.9%)
Acxiom Corp.                       11,669        136,877
Affiliated Computer Services,
  Inc. Class A (b)                 27,983      1,262,033
Alliance Data Systems Corp.
  (a)(b)                            5,106        382,899
Computer Sciences Corp. (b)        60,579      2,996,843
Convergys Corp. (b)                 2,112         34,764
DST Systems, Inc. (b)              16,420      1,355,471
Electronic Data Systems Corp.     158,797      3,291,862
Fiserv, Inc. (b)                   21,994      1,220,447
Global Payments, Inc.               5,312        247,114
Hewitt Associates, Inc. Class
  A (b)                            41,621      1,593,668
 vMastercard, Inc. Class A
  (a)                              21,308      4,585,482
Metavante Technologies, Inc.
  (b)                               6,005        140,037
NeuStar, Inc. Class A (b)          10,273        294,630
Total System Services, Inc.
  (a)                              19,060        533,680
                                            ------------
                                              18,075,807
                                            ------------

LEISURE EQUIPMENT & PRODUCTS (0.5%)
Brunswick Corp.                     1,414         24,109
Eastman Kodak Co. (a)               1,900         41,553
Hasbro, Inc.                       60,658      1,551,632
Mattel, Inc.                        3,424         65,193
                                            ------------
                                               1,682,487
                                            ------------

LIFE SCIENCES TOOLS & SERVICES (0.8%)
Covance, Inc. (b)                   8,467        733,412
Invitrogen Corp. (b)               24,014      2,243,148
                                            ------------
                                               2,976,560
                                            ------------

MACHINERY (4.8%)
AGCO Corp. (a)(b)                  46,192      3,140,132
 vCummins, Inc. (a)                29,140      3,711,562
Flowserve Corp.                     3,774        363,059
Gardner Denver, Inc. (b)           16,707        551,331
ITT Corp.                             586         38,699
Joy Global, Inc.                   51,485      3,388,743
Manitowoc Co., Inc. (The)          22,777      1,112,201
Parker Hannifin Corp.              46,213      3,480,301
SPX Corp.                          13,806      1,419,947
Timken Co. (The)                    6,499        213,492
Toro Co. (The) (a)                  9,074        493,989
                                            ------------
                                              17,913,456
                                            ------------

MEDIA (1.9%)
Cablevision Systems Corp.
  Class A (b)                       2,668         65,366
EchoStar Communications Corp.
  Class A (b)                      65,204      2,459,495
Getty Images, Inc. (b)                822         23,838
John Wiley & Sons, Inc. Class
  A                                    97          4,155
Liberty Global, Inc. Class A
  (b)                              12,455        488,111
Meredith Corp.                     18,176        999,316
R.H. Donnelley Corp. (a)(b)           416         15,176
Regal Entertainment Group
  Class A (a)                      40,675        734,997
Virgin Media, Inc.                124,209      2,128,942
                                            ------------
                                               6,919,396
                                            ------------

METALS & MINING (1.5%)
AK Steel Holding Corp. (b)         56,265      2,601,694
Carpenter Technology Corp.          5,920        445,006
Cleveland-Cliffs, Inc.              8,798        886,838
Reliance Steel & Aluminum Co.      10,633        576,309
Steel Dynamics, Inc.                  180         10,723
United States Steel Corp.           9,232      1,116,241
                                            ------------
                                               5,636,811
                                            ------------

MULTILINE RETAIL (0.8%)
Big Lots, Inc. (a)(b)              41,127        657,621
Dollar Tree Stores, Inc. (b)       44,237      1,146,623
Family Dollar Stores, Inc.         59,676      1,147,569
                                            ------------
                                               2,951,813
                                            ------------

MULTI-UTILITIES (0.4%)
Energy East Corp.                  13,623        370,682
MDU Resources Group, Inc.             340          9,387
Puget Energy, Inc.                  5,121        140,469
Sempra Energy                      18,519      1,145,956
                                            ------------
                                               1,666,494
                                            ------------

OFFICE ELECTRONICS (0.2%)
Xerox Corp.                        56,306        911,594
                                            ------------


OIL, GAS & CONSUMABLE FUELS (5.8%)
Cimarex Energy Co.                 42,634      1,813,224
CONSOL Energy, Inc.                 6,587        471,102
Continental Resources, Inc.
  (b)                               7,785        203,422
Foundation Coal Holdings,
  Inc.                              8,786        461,265
Frontier Oil Corp.                 49,624      2,013,742
Frontline, Ltd. (a)                25,193      1,209,264
Hess Corp.                         27,541      2,777,785
Holly Corp.                         8,636        439,486
Massey Energy Co.                  34,602      1,237,022
Murphy Oil Corp.                   35,601      3,020,389
Newfield Exploration Co. (b)       23,876      1,258,265
Noble Energy, Inc.                  1,566        124,528
Overseas Shipholding Group,
  Inc.                              8,534        635,186
Plains Exploration &
  Production Co. (b)                4,636        250,344
Sunoco, Inc.                       39,476      2,859,641


M-230    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES          VALUE
COMMON STOCKS (CONTINUED)
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Tesoro Corp. (a)                   54,021   $  2,576,802
W&T Offshore, Inc.                  9,204        275,752
Western Refining, Inc.                199          4,818
                                            ------------
                                              21,632,037
                                            ------------

PERSONAL PRODUCTS (0.2%)
Alberto-Culver Co.                    650         15,951
Herbalife, Ltd.                     9,159        368,925
NBTY, Inc. (b)                      6,841        187,443
                                            ------------
                                                 572,319
                                            ------------

PHARMACEUTICALS (1.1%)
Endo Pharmaceuticals
  Holdings, Inc. (b)               69,540      1,854,632
King Pharmaceuticals, Inc.
  (b)                              30,214        309,391
Warner Chilcott, Ltd. Class A
  (b)                              45,970        815,048
Watson Pharmaceuticals, Inc.
  (b)                              40,455      1,097,949
                                            ------------
                                               4,077,020
                                            ------------

REAL ESTATE INVESTMENT TRUSTS (1.6%)
Camden Property Trust               6,929        333,631
Colonial Properties Trust (a)      23,519        532,235
Host Hotels & Resorts, Inc.
  (a)                             138,469      2,359,512
HRPT Properties Trust              11,207         86,630
Macerich Co. (The) (a)             16,655      1,183,504
Plum Creek Timber Co., Inc.
  (a)                                 308         14,180
Taubman Centers, Inc.              27,871      1,370,974
                                            ------------
                                               5,880,666
                                            ------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.3%)
CB Richard Ellis Group, Inc.
  Class A (a)(b)                      347          7,478
Forestar Real Estate Group,
  Inc. (b)                            267          6,299
Jones Lang LaSalle, Inc. (a)       16,197      1,152,579
                                            ------------
                                               1,166,356
                                            ------------

ROAD & RAIL (1.3%)
Avis Budget Group, Inc. (b)         1,581         20,553
Con-Way, Inc.                      20,768        862,703
CSX Corp.                           1,018         44,772
Hertz Global Holdings, Inc.
  (b)                              84,400      1,341,116
Kansas City Southern (a)(b)         4,253        146,005
Landstar System, Inc.              25,107      1,058,260
Ryder System, Inc. (a)             30,483      1,433,006
YRC Worldwide, Inc. (a)(b)          3,787         64,720
                                            ------------
                                               4,971,135
                                            ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.1%)
Analog Devices, Inc.               88,737      2,812,963
Atmel Corp. (b)                       838          3,620
Integrated Device Technology,
  Inc. (b)                         26,839        303,549
Intersil Corp. Class A             16,367        400,664
KLA-Tencor Corp.                   32,928      1,585,812
Lam Research Corp. (b)             37,357      1,614,943
MEMC Electronic Materials,
  Inc. (b)                         12,454      1,102,054
National Semiconductor Corp.       79,981      1,810,770
Novellus Systems, Inc. (b)         59,532      1,641,297
NVIDIA Corp. (b)                  103,630      3,525,493
Teradyne, Inc. (b)                 48,280        499,215
                                            ------------
                                              15,300,380
                                            ------------

SOFTWARE (2.8%)
Autodesk, Inc. (b)                 28,494      1,417,861
BEA Systems, Inc. (b)              31,657        499,547
BMC Software, Inc. (b)             92,388      3,292,708
CA, Inc.                           19,941        497,528
Cadence Design Systems, Inc.
  (b)                               1,984         33,748
Citrix Systems, Inc. (b)           19,360        735,874
Compuware Corp. (b)                28,384        252,050
NAVTEQ Corp. (b)                    6,445        487,242
Novell, Inc. (b)                  180,167      1,237,747
Synopsys, Inc. (b)                 75,222      1,950,506
                                            ------------
                                              10,404,811
                                            ------------

SPECIALTY RETAIL (4.5%)
American Eagle Outfitters,
  Inc.                             25,181        523,009
AnnTaylor Stores Corp. (b)         12,870        328,957
AutoZone, Inc. (b)                 23,982      2,875,682
Barnes & Noble, Inc.               23,654        814,880
Foot Locker, Inc.                     516          7,049
 vGameStop Corp. Class A (b)       57,410      3,565,735
Gap, Inc. (The)                    79,753      1,697,144
RadioShack Corp. (a)               42,952        724,171
Sherwin-Williams Co. (The)
  (a)                              58,683      3,405,961
TJX Cos., Inc.                     95,404      2,740,957
                                            ------------
                                              16,683,545
                                            ------------

TEXTILES, APPAREL & LUXURY GOODS (0.7%)
Hanesbrands, Inc. (b)              19,274        523,675
Polo Ralph Lauren Corp.            31,565      1,950,401
                                            ------------
                                               2,474,076
                                            ------------

THRIFTS & MORTGAGE FINANCE (0.0%)*
New York Community Bancorp,
  Inc. (a)                            601         10,566
People's United Financial,
  Inc.                              7,339        130,634
                                            ------------
                                                 141,200
                                            ------------

TOBACCO (0.0%)*
Loews Corp.- Carolina Group         1,475        125,818
                                            ------------


TRADING COMPANIES & DISTRIBUTORS (0.1%)
United Rentals, Inc. (b)           16,441        301,857
                                            ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-231


                                   SHARES          VALUE
COMMON STOCKS (CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
Telephone and Data Systems,
  Inc.                             46,852   $  2,932,935
United States Cellular Corp.
  (b)                               5,311        446,655
                                            ------------
                                               3,379,590
                                            ------------
Total Common Stocks
  (Cost $347,121,702)                        367,498,243
                                            ------------



INVESTMENT COMPANIES (0.4%)
--------------------------------------------------------

S&P 500 Index--SPDR Trust
  Series 1 (c)                      5,174        756,698
S&P MidCap 400 Index--MidCap
  SPDR Trust Series 1 (c)           4,893        758,219
                                            ------------
Total Investment Companies
  (Cost $1,510,333)                            1,514,917
                                            ------------

SHORT-TERM INVESTMENT (10.6%)
--------------------------------------------------------

INVESTMENT COMPANY (10.6%)
State Street Navigator
  Securities Lending Prime
  Portfolio (d)                39,286,359     39,286,359
                                            ------------
Total Short-Term Investment
  (Cost $39,286,359)                          39,286,359
                                            ------------
Total Investments
  (Cost $387,918,394) (e)           110.3%   408,299,519
Liabilities in Excess of
  Cash and Other Assets             (10.3)   (38,250,184)
                               ----------   ------------
Net Assets                          100.0%  $370,049,335
                               ==========   ============





*    Less than one-tenth of a percent.
(a)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $38,062,076; cash collateral of
     $39,286,359 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)  Non-income producing security.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(e)  At December 31, 2007, cost is
     $389,932,423 for federal income tax
     purposes and net unrealized appreciation is as follows:



    Gross unrealized appreciation    $ 38,795,141
    Gross unrealized depreciation     (20,428,045)
                                     ------------
    Net unrealized appreciation      $ 18,367,096
                                     ============






M-232    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in securities, at value
  (identified cost
  $387,918,394) including
  $38,062,076 market
  value of securities loaned         $408,299,519
Cash                                    1,500,939
Receivables:
  Investment securities sold           18,203,472
  Dividends and interest                  360,116
  Fund shares sold                        325,555
Other assets                                  632
                                     ------------
     Total assets                     428,690,233
                                     ------------

LIABILITIES:
Securities lending collateral          39,286,359
Payables:
  Investment securities purchased      18,935,639
  Manager (See Note 3)                    268,835
  Shareholder communication                45,700
  NYLIFE Distributors (See Note 3)         35,550
  Professional fees                        26,179
  Fund shares redeemed                     23,342
  Custodian                                16,499
  Directors                                   184
Accrued expenses                            2,611
                                     ------------
     Total liabilities                 58,640,898
                                     ------------
Net assets                           $370,049,335
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    249,877
Additional paid-in capital            315,308,653
                                     ------------
                                      315,558,530
Accumulated undistributed net
  investment income                       575,185
Accumulated undistributed net
  realized gain on investments         33,534,495
Net unrealized appreciation on
  investments                          20,381,125
                                     ------------
Net assets                           $370,049,335
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $202,965,957
                                     ============
Shares of capital stock outstanding    13,660,856
                                     ============
Net asset value per share
  outstanding                        $      14.86
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $167,083,378
                                     ============
Shares of capital stock outstanding    11,326,821
                                     ============
Net asset value per share
  outstanding                        $      14.75
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-233

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Dividends                           $  4,108,026
  Income from securities
     loaned--net                           115,057
  Interest                                  43,662
                                      ------------
     Total income                        4,266,745
                                      ------------
EXPENSES:
  Manager (See Note 3)                   3,128,253
  Distribution and service--Service
     Class
     (See Note 3)                          394,320
  Shareholder communication                 71,656
  Professional fees                         52,046
  Custodian                                 44,739
  Directors                                 20,015
  Miscellaneous                             15,037
                                      ------------
     Total expenses                      3,726,066
                                      ------------
Net investment income                      540,679
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments        34,190,119
Net change in unrealized
  appreciation on investments          (19,597,496)
                                      ------------
Net realized and unrealized gain on
  investments                           14,592,623
                                      ------------
Net increase in net assets
  resulting from operations           $ 15,133,302
                                      ============







M-234    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006



                                       2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $    540,679   $  1,217,201
 Net realized gain on
  investments                    34,190,119     35,766,638
 Net change in unrealized
  appreciation on investments   (19,597,496)     3,681,577
                               ---------------------------
 Net increase in net assets
  resulting from operations      15,133,302     40,665,416
                               ---------------------------

Dividends and distributions
 to shareholders:
 From net investment income:
    Initial Class                  (822,052)            --
    Service Class                  (384,460)            --
                               ---------------------------
                                 (1,206,512)            --
                               ---------------------------
 From net realized gain on
  investments:
    Initial Class               (19,970,506)    (1,206,053)
    Service Class               (16,119,221)      (802,200)
                               ---------------------------
                                (36,089,727)    (2,008,253)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                  (37,296,239)    (2,008,253)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         71,948,352     90,164,699
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              37,296,239      2,008,253
 Cost of shares redeemed        (48,628,299)   (48,987,499)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          60,616,292     43,185,453
                               ---------------------------
    Net increase in net
     assets                      38,453,355     81,842,616

NET ASSETS:
Beginning of year               331,595,980    249,753,364
                               ---------------------------
End of year                    $370,049,335   $331,595,980
                               ===========================
Accumulated undistributed net
 investment income at end of
 year                          $    575,185   $  1,218,318
                               ===========================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-235

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                 INITIAL CLASS
                            -------------------------------------------------------



                                            YEAR ENDED DECEMBER 31,
                            -------------------------------------------------------

                              2007        2006        2005        2004        2003

Net asset value at
  beginning of period       $  15.68    $  13.72    $  13.12    $  11.01    $  8.16
                            --------    --------    --------    --------    -------
Net investment income           0.04        0.07        0.07        0.06       0.05(b)
Net realized and
  unrealized gain on
  investments                   0.82        1.99        2.02        2.39       2.84
                            --------    --------    --------    --------    -------
Total from investment
  operations                    0.86        2.06        2.09        2.45       2.89
                            --------    --------    --------    --------    -------
Less dividends and
  distributions:
  From net investment
     income                    (0.07)         --       (0.08)      (0.06)     (0.04)
  From net realized gain
     on investments            (1.61)      (0.10)      (1.41)      (0.28)        --
                            --------    --------    --------    --------    -------
Total dividends and
  distributions                (1.68)      (0.10)      (1.49)      (0.34)     (0.04)
                            --------    --------    --------    --------    -------
Net asset value at end of
  period                    $  14.86    $  15.68    $  13.72    $  13.12    $ 11.01
                            ========    ========    ========    ========    =======
Total investment return         5.03%      14.96%      15.86%      22.27%     35.43%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         0.25%       0.51%       0.54%       0.70%      0.55%
  Net expenses                  0.91%       0.93%       0.94%       0.98%      0.98%
  Expenses (before
     waiver/reimbursement)      0.91%       0.93%       0.94%       1.04%      1.18%
Portfolio turnover rate          166%        166%        159%        185%       202%
Net assets at end of
  period (in 000's)         $202,966    $199,356    $159,762    $128,178    $55,351




(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one-tenth of a percent.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service of 0.25%.
+    Annualized.





M-236    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                             SERVICE CLASS
      ----------------------------------------------------------
                                                       JUNE 5,
                                                       2003(a)
                                                       THROUGH
                YEAR ENDED DECEMBER 31,             DECEMBER 31,
      ----------------------------------------------------------

        2007        2006        2005       2004         2003

      $  15.59    $  13.68    $ 13.10    $ 11.00       $ 9.28
      --------    --------    -------    -------       ------
          0.00(c)     0.04       0.04       0.04         0.03(b)
          0.81        1.97       2.00       2.38         1.72
      --------    --------    -------    -------       ------
          0.81        2.01       2.04       2.42         1.75
      --------    --------    -------    -------       ------

         (0.04)         --      (0.05)     (0.04)       (0.03)
         (1.61)      (0.10)     (1.41)     (0.28)          --
      --------    --------    -------    -------       ------
         (1.65)      (0.10)     (1.46)     (0.32)       (0.03)
      --------    --------    -------    -------       ------
      $  14.75    $  15.59    $ 13.68    $ 13.10       $11.00
      ========    ========    =======    =======       ======
          4.77%      14.67%     15.57%     21.96%       18.89%(d)

          0.01%       0.26%      0.37%      0.45%        0.30%+(e)
          1.16%       1.18%      1.19%      1.23%        1.23%+
          1.16%       1.18%      1.19%      1.29%        1.43%+
           166%        166%       159%       185%         202%
      $167,083    $132,240    $89,991    $42,662       $8,930




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-237

MAINSTAY VP MID CAP GROWTH PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE       FIVE          SINCE
TOTAL RETURNS                 YEAR    YEARS(1)    INCEPTION(1)
--------------------------------------------------------------
After Portfolio operating
  expenses                   15.79%     21.33%        8.68%




                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                           MAINSTAY VP
                             MID CAP        S&P MIDCAP    RUSSELL 2500    RUSSELL MIDCAP
                        GROWTH PORTFOLIO     400 INDEX    GROWTH INDEX     GROWTH INDEX
                        ----------------    ----------    ------------    --------------
7/2/01                        10000            10000          10000            10000
                               9157             9844           9181             9174
                               6538             8416           6510             6660
                               9466            11413           9525             9505
                              11607            13295          10915            10976
                              13592            14964          11807            12304
                              14847            16508          13255            13615
12/31/07                      17191            17825          14539            15170






SERVICE CLASS(2)                                                 AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE       FIVE          SINCE
TOTAL RETURNS                 YEAR    YEARS(1)    INCEPTION(1)
--------------------------------------------------------------
After Portfolio operating
  expenses                   15.50%     21.03%        8.41%




                                            (After Portfolio operating expenses)

                            MAINSTAY VP
                              MID CAP        S&P MIDCAP    RUSSELL 2500    RUSSELL MIDCAP
                         GROWTH PORTFOLIO     400 INDEX    GROWTH INDEX     GROWTH INDEX
                         ----------------    ----------    ------------    --------------
7/2/01                         10000            10000          10000            10000
                                9145             9844           9181             9174
                                6514             8416           6510             6660
                                9408            11413           9525             9505
                               11506            13295          10915            10976
                               13439            14964          11807            12304
                               14645            16508          13255            13615
12/31/07                       16914            17825          14539            15170









 BENCHMARK
PERFORMANCE              ONE      FIVE      SINCE
                         YEAR    YEARS    INCEPTION
---------------------------------------------------
Russell Midcap(R)
  Growth Index*         11.43%   17.90%      6.62%
Russell 2500(R)
Growth Index*            9.69    17.43       5.93
S&P MidCap 400(R)
Index*                   7.98    16.20       9.30



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and since-inception periods ended 12/31/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 21.33% and 8.68% for Initial Class shares and 21.02% and 8.41% for Service Class shares for the five-year and since-inception periods, respectively.

2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from inception (7/2/01) through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




M-238    MainStay VP Mid Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)
INITIAL CLASS                  $1,000.00        $996.90         $4.03          $1,021.00         $4.08
--------------------------------------------------------------------------------------------------------

SERVICE CLASS                  $1,000.00        $995.65         $5.28          $1,019.75         $5.35
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.80% for Initial Class and 1.05% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).


                                                  www.mainstayfunds.com    M-239

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(COMPOSITION PIE CHART)

Common Stocks                                    93.7%
Short-Term Investments (collateral from
  securities lending is 18.2%)                   24.3*
Investment Company                                2.4
Liabilities in Excess of Cash and Other
  Assets                                        (20.4)





* Includes 18.2% of Short-Term Investment Company Securities.

See Portfolio of Investments on page M-243 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  National Oilwell Varco, Inc.
    2.  Atwood Oceanics, Inc.
    3.  Fluor Corp.
    4.  Alliant Techsystems, Inc.
    5.  Precision Castparts Corp.
    6.  Hologic, Inc.
    7.  MEMC Electronic Materials, Inc.
    8.  iShares Russell Midcap Growth Index Fund
    9.  Amphenol Corp., Class A
   10.  Thermo Fisher Scientific, Inc.







M-240    MainStay VP Mid Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY EDMUND C. SPELMAN AND ROBERT J. CENTRELLA, CFA, OF MACKAY SHIELDS LLC.

HOW DID MAINSTAY VP MID CAP GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007, MainStay VP Mid Cap Growth Portfolio returned 15.79% for Initial Class shares and 15.50% for Service Class shares. Both share classes underperformed the 16.46% return of the average Lipper* Variable Products Mid Cap Growth Portfolio but outperformed the 11.43% return of the Russell Midcap(R) Growth Index* for the 12 months ended December 31, 2007. The Russell Midcap(R) Growth Index is the Portfolio's broad-based securities-market index.

WERE THERE ANY CHANGES IN THE PORTFOLIO'S MANAGEMENT DURING 2007?

Robert J. Centrella, CFA, was added as a portfolio manager effective August 1, 2007.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2007?

The Portfolio's performance relative to the Russell Midcap(R) Growth Index resulted primarily from stock selection and overweight positions in the energy and industrials sectors, despite weak performance among many of the Portfolio's telecommunication services holdings.

WHICH SECTORS PROVIDED THE STRONGEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S RELATIVE PERFORMANCE IN 2007 AND WHICH SECTORS WERE WEAK CONTRIBUTORS?

During 2007, energy was the sector that made the strongest contribution to the Portfolio's performance relative to the Russell Midcap(R) Growth Index. The Portfolio's energy stocks were supported by high oil prices and continuing demand from emerging economies. The industrials and health care sectors were also strong contributors on a relative basis.

Relative to the Index, the weakest sector contributions in 2007 came from telecommunication services. The Portfolio did not have a position in the utilities sector, which detracted from the Portfolio's relative performance. Consumer discretionary stocks underperformed on an absolute basis, but the Portfolio's underweight position contributed positively on a relative basis.

DURING 2007, WHICH STOCKS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS WERE PARTICULARLY WEAK?

On an absolute basis, the strongest positive individual contributors to the Portfolio's performance in 2007 were National Oilwell Varco, Atwood Oceanics and MEMC Electronic Materials, all of which benefited from strong operating results. National Oilwell Varco and Atwood Oceanics both benefited from rising oil prices, and MEMC Electronic Materials saw increased demand for semiconductors, mainly from the solar industry.

Major detractors included American Eagle Outfitters, which declined on softening consumer demand; NII Holdings, which experienced weak subscription growth; and Leap Wireless International, which suffered when the company released preliminary restated financial statements for more than three fiscal years. The Portfolio sold Leap Wireless in November 2007.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING 2007?

In 2007, the Portfolio initiated new health care positions, including Respironics, which is a major supplier of the sleep apnea market worldwide, and Hologic, a leading mammography producer. In our opinion, both of these stocks were attractively priced and had strong earnings records in recent quarters.

In addition to Leap Wireless, we sold the Portfolio's positions in NII Holdings, QLogic and WESCO International in 2007. NII Holdings suffered from weak subscriber growth; QLogic fell on shrinking profits and underwhelming guidance; and WESCO declined on slowing demand in some of the company's key end markets.


Mid-cap companies are generally less established than larger companies, and their securities may be more volatile and less liquid than the securities of larger companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

                                                  www.mainstayfunds.com    M-241

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S SECTOR WEIGHTINGS DURING 2007?

During the year, the Portfolio increased its weightings relative to the Russell Midcap(R) Growth Index in health care, industrials and energy. We decreased the Portfolio's weightings relative to the benchmark in information technology, consumer discretionary and financials.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2007?

As of December 31, 2007, the Portfolio was overweight relative to the Russell Midcap(R) Growth Index in health care, industrials and energy. Over the course of the year, these overweight positions helped performance.

At year-end 2007, the Portfolio was underweight in information technology, consumer discretionary and financials. Being underweight in information technology and consumer discretionary stocks was beneficial, but having no position in the utilities sector detracted slightly from the Portfolio's performance.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP MID CAP GROWTH PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.


M-242    MainStay VP Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2007




                                    SHARES          VALUE
COMMON STOCKS (93.7%)+
---------------------------------------------------------

AEROSPACE & DEFENSE (6.8%)
 vAlliant Techsystems, Inc.
  (a)                               88,900   $ 10,113,264
L-3 Communications Holdings,
  Inc.                              63,800      6,758,972
 vPrecision Castparts Corp.         68,000      9,431,600
                                             ------------
                                               26,303,836
                                             ------------

BIOTECHNOLOGY (1.2%)
Cephalon, Inc. (a)(b)               65,900      4,728,984
                                             ------------


BUILDING PRODUCTS (1.2%)
Lennox International, Inc.         113,600      4,705,312
                                             ------------


CAPITAL MARKETS (2.6%)
Affiliated Managers Group,
  Inc. (a)(b)                       70,450      8,275,057
Ameriprise Financial, Inc.          32,100      1,769,031
                                             ------------
                                               10,044,088
                                             ------------

CHEMICALS (0.7%)
Mosaic Co. (The) (a)                30,500      2,877,370
                                             ------------


COMMUNICATIONS EQUIPMENT (1.2%)
Harris Corp.                        75,500      4,732,340
                                             ------------


CONSTRUCTION & ENGINEERING (3.6%)
 v Fluor Corp.                      70,800     10,316,976
Quanta Services, Inc. (a)(b)       137,500      3,608,000
                                             ------------
                                               13,924,976
                                             ------------

CONTAINERS & PACKAGING (1.1%)
Crown Holdings, Inc. (a)           162,300      4,162,995
                                             ------------


DISTRIBUTORS (1.0%)
LKQ Corp. (a)                      182,600      3,838,252
                                             ------------


DIVERSIFIED FINANCIAL SERVICES (1.7%)
IntercontinentalExchange,
  Inc. (a)(b)                       33,900      6,525,750
                                             ------------


DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
NTELOS Holdings Corp.               10,600        314,714
                                             ------------


ELECTRICAL EQUIPMENT (3.4%)
General Cable Corp. (a)             78,800      5,774,464
Roper Industries, Inc. (b)         114,900      7,185,846
                                             ------------
                                               12,960,310
                                             ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (4.4%)
 v Amphenol Corp. Class A          195,400      9,060,698
Anixter International, Inc.
  (a)                               59,200      3,686,384
Avnet, Inc. (a)                    120,900      4,227,873
                                             ------------
                                               16,974,955
                                             ------------

ENERGY EQUIPMENT & SERVICES (8.4%)
 v Atwood Oceanics, Inc.
  (a)(b)                           115,000     11,527,600
ENSCO International, Inc.           51,800      3,088,316
FMC Technologies, Inc. (a)          23,100      1,309,770
 v National Oilwell Varco,
  Inc. (a)                         163,000     11,973,980
Weatherford International,
  Ltd. (a)                          66,900      4,589,340
                                             ------------
                                               32,489,006
                                             ------------

HEALTH CARE EQUIPMENT & SUPPLIES (7.5%)
ArthroCare Corp. (a)                28,100      1,350,205
Becton, Dickinson & Co.             67,300      5,624,934
Gen-Probe, Inc. (a)                 30,300      1,906,779
 v Hologic, Inc. (a)(b)            135,172      9,278,206
Inverness Medical
  Innovations, Inc. (a)(b)          57,400      3,224,732
Respironics, Inc. (a)              116,100      7,602,228
                                             ------------
                                               28,987,084
                                             ------------

HEALTH CARE PROVIDERS & SERVICES (5.8%)
Coventry Health Care, Inc.
  (a)                               85,850      5,086,613
DaVita, Inc. (a)                    50,300      2,834,405
Health Net, Inc. (a)                53,200      2,569,560
Henry Schein, Inc. (a)(b)          114,600      7,036,440
Medco Health Solutions, Inc.
  (a)                               48,300      4,897,620
                                             ------------
                                               22,424,638
                                             ------------

HOTELS, RESTAURANTS & LEISURE (2.3%)
International Game Technology      106,400      4,674,152
Las Vegas Sands Corp. (a)           23,600      2,431,980
Scientific Games Corp. Class
  A (a)                             57,700      1,918,525
                                             ------------
                                                9,024,657
                                             ------------

HOUSEHOLD DURABLES (0.6%)
Garmin, Ltd. (b)                    24,900      2,415,300
                                             ------------


INTERNET SOFTWARE & SERVICES (2.2%)
Akamai Technologies, Inc.
  (a)(b)                            88,300      3,055,180
Equinix, Inc. (a)(b)                52,400      5,296,068
                                             ------------
                                                8,351,248
                                             ------------

IT SERVICES (0.4%)
NeuStar, Inc. Class A (a)(b)        57,500      1,649,100
                                             ------------


LIFE SCIENCES TOOLS & SERVICES (6.0%)
Icon PLC, Sponsored ADR
  (a)(c)                            67,000      4,144,620
Millipore Corp. (a)                 72,600      5,312,868

 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.mainstayfunds.com M-243


                                    SHARES          VALUE
COMMON STOCKS (CONTINUED)
LIFE SCIENCES TOOLS & SERVICES (CONTINUED)
Pharmaceutical Product
  Development, Inc.                120,100   $  4,848,437
 v Thermo Fisher Scientific,
  Inc. (a)                         150,400      8,675,072
                                             ------------
                                               22,980,997
                                             ------------

MACHINERY (5.6%)
Actuant Corp. Class A               39,300      1,336,593
Joy Global, Inc.                   111,800      7,358,676
Oshkosh Truck Corp.                109,100      5,156,066
Terex Corp. (a)                    120,900      7,927,413
                                             ------------
                                               21,778,748
                                             ------------

MEDIA (0.9%)
Cablevision Systems Corp.
  Class A (a)                      134,600      3,297,700
                                             ------------


METALS & MINING (4.1%)
Allegheny Technologies, Inc.        97,400      8,415,360
Carpenter Technology Corp.          18,100      1,360,577
Commercial Metals Co.              124,500      3,654,075
Steel Dynamics, Inc.                41,900      2,495,983
                                             ------------
                                               15,925,995
                                             ------------

OIL, GAS & CONSUMABLE FUELS (5.9%)
Holly Corp.                         72,900      3,709,881
Newfield Exploration Co. (a)       126,100      6,645,470
Patriot Coal Corp. (a)(b)            4,370        182,404
Peabody Energy Corp.                58,800      3,624,432
Tesoro Corp.                       177,800      8,481,060
                                             ------------
                                               22,643,247
                                             ------------

PERSONAL PRODUCTS (1.7%)
Avon Products, Inc.                 48,000      1,897,440
Chattem, Inc. (a)(b)                64,000      4,834,560
                                             ------------
                                                6,732,000
                                             ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.8%)
 v MEMC Electronic Materials,
  Inc. (a)                         104,700      9,264,903
Skyworks Solutions, Inc. (a)       325,800      2,769,300
Varian Semiconductor
  Equipment Associates, Inc.
  (a)                               72,700      2,689,900
                                             ------------
                                               14,724,103
                                             ------------

SOFTWARE (3.4%)
Autodesk, Inc. (a)                 127,100      6,324,496
FactSet Research Systems,
  Inc.                              70,600      3,932,420
MICROS Systems, Inc. (a)            19,200      1,347,072
Progress Software Corp. (a)         40,900      1,377,512
                                             ------------
                                               12,981,500
                                             ------------

SPECIALTY RETAIL (2.4%)
American Eagle Outfitters,
  Inc.                             201,350      4,182,040
Dick's Sporting Goods, Inc.
  (a)                              123,000      3,414,480
Guess?, Inc.                        41,200      1,561,068
                                             ------------
                                                9,157,588
                                             ------------

TEXTILES, APPAREL & LUXURY GOODS (1.8%)
Coach, Inc. (a)                    152,400      4,660,392
Crocs, Inc. (a)(b)                  20,600        758,286
Phillips-Van Heusen Corp. (b)       44,300      1,632,898
                                             ------------
                                                7,051,576
                                             ------------

WIRELESS TELECOMMUNICATION SERVICES (1.9%)
NII Holdings, Inc. (a)              39,300      1,898,976
SBA Communications Corp.
  Class A (a)(b)                   159,300      5,390,712
                                             ------------
                                                7,289,688
                                             ------------
Total Common Stocks
  (Cost $260,003,001)                         361,998,057
                                             ------------



INVESTMENT COMPANY (2.4%)
---------------------------------------------------------

 v iShares Russell Midcap
  Growth
  Index Fund (b)(d)                 80,600      9,181,952
                                             ------------
Total Investment Company
  (Cost $8,728,622)                             9,181,952
                                             ------------

                                 PRINCIPAL
                                    AMOUNT
SHORT-TERM INVESTMENTS (24.3%)
---------------------------------------------------------

COMMERCIAL PAPER (4.7%)
Abbey National North America
  LLC
  4.58%, due 1/4/08            $ 3,000,000      2,998,855
BNP Paribas Finance, Inc.
  4.895%, due 1/3/08             4,000,000      3,998,912
ING US Funding LLC
  4.50%, due 1/2/08              3,000,000      2,999,625
Societe Generale North
  America, Inc.
  4.46%, due 1/3/08              4,000,000      3,999,009
Toyota Motor Credit Corp.
  4.18%, due 1/9/08              4,000,000      3,996,284
                                             ------------
Total Commercial Paper
  (Cost $17,992,685)                           17,992,685
                                             ------------

FEDERAL AGENCY (1.4%)
Federal Home Loan Bank
  (Discount Note)
  3.10%, due 1/2/08              5,275,000      5,274,546
                                             ------------
Total Federal Agency
  (Cost $5,274,546)                             5,274,546
                                             ------------




M-244    MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
INVESTMENT COMPANY (18.2%)
State Street Navigator
  Securities Lending Prime
  Portfolio (e)                 70,427,691   $ 70,427,691
                                             ------------
Total Investment Company
  (Cost $70,427,691)                           70,427,691
                                             ------------
Total Short-Term Investments
  (Cost $93,694,922)                           93,694,922
                                             ------------
Total Investments
  (Cost $362,426,545) (f)            120.4%   464,874,931
Liabilities in Excess of
  Cash and Other Assets              (20.4)   (78,814,318)
                               -----------   ------------
Net Assets                           100.0%  $386,060,613
                               ===========   ============





(a)  Non-income producing security.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $68,585,424; cash collateral of
     $70,427,691 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)  ADR--American Depositary Receipt.
(d) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(e)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(f)  At December 31, 2007, cost is
     $362,445,345 for federal income tax
     purposes and net unrealized appreciation is as follows:



Gross unrealized appreciation      $107,476,574
Gross unrealized depreciation        (5,046,988)
                                   ------------
Net unrealized appreciation        $102,429,586
                                   ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.mainstayfunds.com M-245

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in securities, at value
  (identified cost
  $362,426,545) including
  $68,585,424 market
  value of securities loaned         $464,874,931
Cash                                       15,809
Receivables:
  Fund shares sold                        358,980
  Dividends and interest                  144,890
Other assets                                  633
                                     ------------
     Total assets                     465,395,243
                                     ------------
LIABILITIES:
Securities lending collateral          70,427,691
Payables:
  Investment securities purchased       8,422,922
  Manager (See Note 3)                    245,955
  Fund shares redeemed                    114,062
  Shareholder communication                45,030
  NYLIFE Distributors (See Note 3)         44,114
  Professional fees                        26,294
  Custodian                                 5,772
  Directors                                   188
Accrued expenses                            2,602
                                     ------------
     Total liabilities                 79,334,630
                                     ------------
Net assets                           $386,060,613
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    246,226
Additional paid-in capital            255,396,590
                                     ------------
                                      255,642,816
Accumulated undistributed net
  realized gain on investments         27,969,411
Net unrealized appreciation on
  investments                         102,448,386
                                     ------------
Net assets                           $386,060,613
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $177,799,114
                                     ============
Shares of capital stock outstanding    11,264,286
                                     ============
Net asset value per share
  outstanding                        $      15.78
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $208,261,499
                                     ============
Shares of capital stock outstanding    13,358,282
                                     ============
Net asset value per share
  outstanding                        $      15.59
                                     ============







M-246    MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Dividends                           $ 2,192,366
  Interest                              1,089,177
  Income from securities
     loaned--net                          171,388
                                      -----------
     Total income                       3,452,931
                                      -----------
EXPENSES:
  Manager (See Note 3)                  2,795,326
  Distribution and service--Service
     Class  (See Note 3)                  481,481
  Shareholder communication                70,532
  Professional fees                        52,051
  Directors                                20,350
  Custodian                                16,152
  Miscellaneous                            15,558
                                      -----------
     Total expenses                     3,451,450
                                      -----------
Net investment income                       1,481
                                      -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments       28,260,202
Net change in unrealized
  appreciation on investments          23,286,544
                                      -----------
Net realized and unrealized gain on
  investments                          51,546,746
                                      -----------
Net increase in net assets
  resulting from operations           $51,548,227
                                      ===========






The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.mainstayfunds.com M-247

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006



                                       2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income
  (loss)                       $      1,481   $   (367,953)
 Net realized gain on
  investments                    28,260,202     26,178,179
 Net change in unrealized
  appreciation on investments    23,286,544        911,157
                               ---------------------------
 Net increase in net assets
  resulting from operations      51,548,227     26,721,383
                               ---------------------------

Distributions to
 shareholders:
 From net realized gain on
  investments:
    Initial Class               (12,122,863)    (3,048,439)
    Service Class               (13,940,414)    (2,947,839)
                               ---------------------------
 Total distributions to
  shareholders                  (26,063,277)    (5,996,278)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         53,486,030     78,548,528
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions                  26,063,277      5,996,278
 Cost of shares redeemed        (58,548,885)   (62,525,523)
                               ---------------------------
    Increase in net assets
     derived from
     capital share
     transactions                21,000,422     22,019,283
                               ---------------------------
    Net increase in net
     assets                      46,485,372     42,744,388

NET ASSETS:
Beginning of year               339,575,241    296,830,853
                               ---------------------------
End of year                    $386,060,613   $339,575,241
                               ===========================








M-248    MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.mainstayfunds.com M-249

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                 INITIAL CLASS
                            -------------------------------------------------------



                                            YEAR ENDED DECEMBER 31,
                            -------------------------------------------------------

                              2007        2006        2005        2004        2003

Net asset value at
  beginning of period       $  14.58    $  13.59    $  11.61    $   9.47    $  6.54
                            --------    --------    --------    --------    -------
Net investment income
  (loss)                        0.02        0.00(b)    (0.03)(c)   (0.03)(c)  (0.04)(c)
Net realized and
  unrealized gain on
  investments                   2.31        1.25        2.02        2.17       2.97
                            --------    --------    --------    --------    -------
Total from investment
  operations                    2.33        1.25        1.99        2.14       2.93
                            --------    --------    --------    --------    -------
Less distributions:
  From net realized gain
     on investments            (1.13)      (0.26)      (0.01)         --         --
                            --------    --------    --------    --------    -------
Net asset value at end of
  period                    $  15.78    $  14.58    $  13.59    $  11.61    $  9.47
                            ========    ========    ========    ========    =======
Total investment return        15.79%       9.24%      17.10%(f)   22.61%     44.78%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                     0.14%       0.01%      (0.21%)     (0.32%)    (0.57%)
  Net expenses                  0.80%       0.82%       0.79%       0.88%      0.97%
  Expenses (before
     reimbursement)             0.80%       0.82%       0.81%       0.88%      0.97%
Portfolio turnover rate           46%         51%         26%         50%        38%
Net assets at end of
  period (in 000's)         $177,799    $173,108    $163,514    $127,345    $83,839




(a)  Commencement of operations.
(b)  Less than one cent per share.
(c)  Per share data based on average shares outstanding during the period.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
(f)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 17.07% and 16.78% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
+    Annualized.





M-250    MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                             SERVICE CLASS
      -----------------------------------------------------------
                                                        JUNE 5,
                                                        2003(a)
                                                        THROUGH
                YEAR ENDED DECEMBER 31,              DECEMBER 31,
      -----------------------------------------------------------

        2007        2006        2005        2004         2003

      $  14.45    $  13.50    $  11.56    $  9.45       $  7.77
      --------    --------    --------    -------       -------
         (0.02)      (0.03)      (0.06)(c)  (0.05)(c)     (0.03)(c)
          2.29        1.24        2.01       2.16          1.71
      --------    --------    --------    -------       -------
          2.27        1.21        1.95       2.11          1.68
      --------    --------    --------    -------       -------

         (1.13)      (0.26)      (0.01)        --            --
      --------    --------    --------    -------       -------
      $  15.59    $  14.45    $  13.50    $ 11.56       $  9.45
      ========    ========    ========    =======       =======
         15.50%       8.97%      16.80%(f)  22.30%        21.71%(d)

         (0.13%)     (0.24%)     (0.46%)    (0.57%)       (0.82%)+(e)
          1.05%       1.07%       1.04%      1.13%         1.22%+
          1.05%       1.07%       1.06%      1.13%         1.22%+
            46%         51%         26%        50%           38%
      $208,261    $166,468    $133,317    $69,651       $16,783




The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.mainstayfunds.com M-251

MAINSTAY VP MID CAP VALUE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE       FIVE          SINCE
TOTAL RETURNS                 YEAR    YEARS(1)    INCEPTION(1)
--------------------------------------------------------------
After Portfolio operating
  expenses                   -1.14%     12.56%        6.73%




                                            (After Portfolio operating expenses)

                             MAINSTAY VP
                               MID CAP        RUSSELL 1000    RUSSELL MIDCAP
                           VALUE PORTFOLIO     VALUE INDEX      VALUE INDEX
                           ---------------    ------------    --------------
7/2/01                          10000             10000            10000
                                 9897              9561             9909
                                 8455              8077             8953
                                10904             10503            12362
                                12817             12235            15292
                                13548             13098            17226
                                15452             16012            20708
12/31/07                        15275             15984            20414






SERVICE CLASS(2)                                                 AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE       FIVE          SINCE
TOTAL RETURNS                 YEAR    YEARS(1)    INCEPTION(1)
--------------------------------------------------------------
After Portfolio operating
  expenses                   -1.39%     12.28%        6.46%




                                            (After Portfolio operating expenses)

                MAINSTAY VP
                  MID CAP        RUSSELL 1000    RUSSELL MIDCAP
              VALUE PORTFOLIO     VALUE INDEX      VALUE INDEX
              ---------------    ------------    --------------
7/2/01             10000             10000            10000
                    9885              9561             9909
                    8424              8077             8953
                   10837             10503            12362
                   12706             12235            15292
                   13396             13098            17226
                   15241             16012            20708
12/31/07           15029             15984            20414







 BENCHMARK PERFORMANCE    ONE      FIVE      SINCE
                          YEAR    YEARS    INCEPTION
----------------------------------------------------
Russell Midcap(R) Value
  Index*                 -1.42%   17.92%     11.60%
Russell 1000(R) Value
Index*                   -0.17    14.63       7.48



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and since-inception periods ended 12/31/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 12.55% and 6.73% for Initial Class shares and 12.27% and 6.46% for Service Class shares for the five-year and since-inception periods, respectively.

2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from inception (7/2/01) through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




M-252    MainStay VP Mid Cap Value Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)
INITIAL CLASS                  $1,000.00        $895.25         $3.58          $1,021.25         $3.82
--------------------------------------------------------------------------------------------------------

SERVICE CLASS                  $1,000.00        $894.00         $4.77          $1,020.00         $5.09
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.75% for Initial Class and 1.00% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).


                                                  www.mainstayfunds.com    M-253

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(COMPOSITION PIE CHART)

Common Stocks                                    94.1%
Short-Term Investments (collateral from
  securities lending is 11.4%)                   15.4**
Investment Company                                2.0
Purchased Call Option                             0.0*
Written Call Option                               0.0*
Liabilities in Excess of Cash and Other
  Assets                                        (11.5)





*  Less than one-tenth of a percent.

** Includes 11.4% of Short-Term Investment Company Securities.

See Portfolio of Investments on page M-256 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  Edison International
    2.  Genworth Financial, Inc., Class A
    3.  Kroger Co. (The)
    4.  Teva Pharmaceutical Industries, Ltd.
        Sponsored ADR
    5.  Barr Pharmaceuticals, Inc.
    6.  TJX Cos., Inc.
    7.  PNC Financial Services Group, Inc.
    8.  Hess Corp.
    9.  Quest Diagnostics, Inc.
   10.  Raytheon Co.







M-254    MainStay VP Mid Cap Value Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY RICHARD A. ROSEN AND MARK T. SPELLMAN OF MCKAYSHIELDS LLC.

HOW DID MAINSTAY VP MID CAP VALUE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007, MainStay VP Mid Cap Value Portfolio returned -1.14% for Initial Class shares and -1.39% for Service Class shares. Both share classes underperformed the 2.84% return of the average Lipper* Variable Products Mid-Cap Value Portfolio and outperformed the -1.42% return of the Russell Midcap(R) Value Index* for the 12 months ended December 31, 2007. The Russell Midcap(R) Value Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE IN 2007?

Surging oil prices helped the Portfolio's energy sector holdings, and an overweight position in the health care sector contributed positively to the Portfolio's performance. The Portfolio's financial stocks, on the other hand, suffered substantial setbacks as difficulties in the subprime-mortgage market unfolded. Consumer discretionary sector holdings were basically neutral for the Portfolio in 2007.

WHICH OF THE PORTFOLIO'S INDIVIDUAL STOCKS WERE STRONG PERFORMERS IN 2007?

Integrated oil and gas company Hess more than doubled in price on strong earnings news. The company also announced a large oil discovery and a new drilling project off the coast of Brazil. Diamond Offshore Drilling advanced substantially as day rates for the company's drilling services continued to rise. Shares of generic drug manufacturer Teva Pharmaceutical Industries advanced on new drug introductions and market-share gains.

WHICH INDIVIDUAL HOLDINGS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE?

The biggest detractor from the Portfolio's performance in 2007 was insurer PMI Group. The value of the company's shares continued to decline on persistent worries over the state of the housing and mortgage markets. We purchased a position in E*Trade Financial for the Portfolio in late February, but we clearly underestimated the impact of the company's deteriorating mortgage portfolio. We eliminated the position in October, which was fortunate, since the stock continued to decline through year-end.

In January, the Portfolio purchased shares of Idearc, a provider of white- and yellow-pages directories in print, on the Internet and via mobile-phone applications. The stock detracted when concerns about weakness in the local advertising market gained traction as the general economy softened.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING 2007?

Late in the year, we initiated positions in several retailers that we felt offered good entry points based on valuation. Among them were Nordstrom, Kohl's and American Eagle Outfitters. We sold shares of Tribune, Compass Bancshares and Trane after each of these companies agreed to takeout offers at premiums.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2007?

As of December 31, 2007, the Portfolio was overweight relative to the Russell Midcap(R) Value Index in health care, energy and industrials. As of the same date, the Portfolio was underweight relative to the Index in utilities, financials, consumer staples and telecommunication services.



Mid-cap companies are generally less established than larger companies and their securities may be more volatile and less liquid than the securities of larger companies. The principal risk of investing in value stock is that they may never reach what the portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions. Therefore, the Portfolio's performance may be lower or higher than that of Funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP MID CAP VALUE PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                  www.mainstayfunds.com    M-255

PORTFOLIO OF INVESTMENTS+++ DECEMBER 31, 2007




                                   SHARES          VALUE
COMMON STOCKS (94.1%)+
--------------------------------------------------------

AEROSPACE & DEFENSE (2.2%)
 v Raytheon Co.                   167,100   $ 10,142,970
                                            ------------


AIRLINES (0.4%)
Delta Air Lines, Inc. (a)         128,300      1,910,387
                                            ------------


CAPITAL MARKETS (1.5%)
Investment Technology Group,
  Inc. (a)                        142,400      6,776,816
                                            ------------


CHEMICALS (2.9%)
Arch Chemicals, Inc.               83,500      3,068,625
Chemtura Corp.                    698,900      5,451,420
Olin Corp.                        229,275      4,431,886
                                            ------------
                                              12,951,931
                                            ------------

COMMERCIAL BANKS (4.9%)
KeyCorp                           213,200      4,999,540
Marshall & Ilsley Corp. (b)       246,273      6,521,309
 v PNC Financial Services
  Group, Inc.                     165,000     10,832,250
                                            ------------
                                              22,353,099
                                            ------------

COMMERCIAL SERVICES & SUPPLIES (3.3%)
Avery Dennison Corp.              129,100      6,860,374
Pitney Bowes, Inc.                217,800      8,285,112
                                            ------------
                                              15,145,486
                                            ------------

COMPUTERS & PERIPHERALS (0.9%)
Emulex Corp. (a)                  255,700      4,173,024
                                            ------------


CONSUMER FINANCE (0.5%)
SLM Corp.                         115,500      2,326,170
                                            ------------


CONTAINERS & PACKAGING (1.3%)
Ball Corp.                        135,300      6,088,500
                                            ------------


DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Windstream Corp.                   51,903        675,777
                                            ------------


ELECTRIC UTILITIES (5.6%)
American Electric Power Co.,
  Inc.                             95,200      4,432,512
 v Edison International           239,400     12,776,778
Pepco Holdings, Inc.              278,200      8,159,606
                                            ------------
                                              25,368,896
                                            ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.9%)
Ingram Micro, Inc. Class A
  (a)                             122,400      2,208,096
Molex, Inc. Class A               243,400      6,394,118
                                            ------------
                                               8,602,214
                                            ------------

ENERGY EQUIPMENT & SERVICES (5.1%)
BJ Services Co.                   384,600      9,330,396
Diamond Offshore Drilling,
  Inc. (b)                         42,800      6,077,600
Tidewater, Inc.                    41,900      2,298,634
Transocean, Inc.                   39,340      5,631,521
                                            ------------
                                              23,338,151
                                            ------------

FOOD & STAPLES RETAILING (2.6%)
 v Kroger Co. (The)               441,000     11,779,110
                                            ------------


FOOD PRODUCTS (1.9%)
General Mills, Inc.               134,900      7,689,300
J.M. Smucker Co. (The)             15,800        812,752
                                            ------------
                                               8,502,052
                                            ------------

HEALTH CARE PROVIDERS & SERVICES (3.9%)
Coventry Health Care, Inc.
  (a)                             119,600      7,086,300
 v Quest Diagnostics, Inc.        198,400     10,495,360
                                            ------------
                                              17,581,660
                                            ------------

INSURANCE (8.7%)
Aspen Insurance Holdings,
  Ltd.                            319,800      9,223,032
 v Genworth Financial, Inc.
  Class A                         490,800     12,490,860
Lincoln National Corp.             39,400      2,293,868
PartnerRe, Ltd. (b)               115,700      9,548,721
SAFECO Corp.                      102,900      5,729,472
                                            ------------
                                              39,285,953
                                            ------------

IT SERVICES (2.5%)
Affiliated Computer
  Services, Inc. Class A (a)      151,000      6,810,100
Computer Sciences Corp. (a)        87,200      4,313,784
                                            ------------
                                              11,123,884
                                            ------------

MACHINERY (3.5%)
Joy Global, Inc.                   77,800      5,120,796
Pentair, Inc.                     237,100      8,253,451
Timken Co. (The)                   77,200      2,536,020
                                            ------------
                                              15,910,267
                                            ------------

MEDIA (4.6%)
Cinemark Holdings, Inc. (b)       143,500      2,439,500
Gannett Co., Inc.                 185,700      7,242,300
Getty Images, Inc. (a)            201,000      5,829,000
Idearc, Inc.                      301,800      5,299,608
                                            ------------
                                              20,810,408
                                            ------------


 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.


M-256    MainStay VP Mid Cap Value Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES          VALUE
COMMON STOCKS (CONTINUED)
METALS & MINING (2.7%)
Nucor Corp.                        46,500   $  2,753,730
Teck Cominco, Ltd. Class B        265,400      9,477,434
                                            ------------
                                              12,231,164
                                            ------------

MULTILINE RETAIL (0.9%)
Kohl's Corp. (a)                   39,900      1,827,420
Nordstrom, Inc.                    64,000      2,350,720
                                            ------------
                                               4,178,140
                                            ------------

MULTI-UTILITIES (2.9%)
Ameren Corp.                      128,600      6,971,406
PG&E Corp.                        142,594      6,144,375
                                            ------------
                                              13,115,781
                                            ------------

OIL, GAS & CONSUMABLE FUELS (6.0%)
Frontier Oil Corp.                164,600      6,679,468
 v Hess Corp.                     106,100     10,701,246
Spectra Energy Corp. (b)          381,200      9,842,584
                                            ------------
                                              27,223,298
                                            ------------

PHARMACEUTICALS (7.1%)
 v Barr Pharmaceuticals,
  Inc. (a)                        205,700     10,922,670
Forest Laboratories, Inc.
  (a)                             265,300      9,670,185
 v Teva Pharmaceutical
  Industries, Ltd. Sponsored
  ADR (c)                         253,200     11,768,736
                                            ------------
                                              32,361,591
                                            ------------

REAL ESTATE INVESTMENT TRUSTS (2.5%)
Douglas Emmett, Inc.              163,800      3,703,518
General Growth Properties,
  Inc. (b)                         79,000      3,253,220
Highwoods Properties, Inc.
  (b)                             140,900      4,139,643
                                            ------------
                                              11,096,381
                                            ------------

ROAD & RAIL (1.9%)
CSX Corp.                         120,300      5,290,794
Werner Enterprises, Inc. (b)      185,000      3,150,550
                                            ------------
                                               8,441,344
                                            ------------

SPECIALTY RETAIL (7.7%)
American Eagle Outfitters,
  Inc.                            105,900      2,199,543
Bed Bath & Beyond, Inc. (a)       191,000      5,613,490
Gap, Inc. (The)                   416,900      8,871,632
 v TJX Cos., Inc.                 378,800     10,882,924
Williams-Sonoma, Inc. (b)         288,200      7,464,380
                                            ------------
                                              35,031,969
                                            ------------

THRIFTS & MORTGAGE FINANCE (3.2%)
NewAlliance Bancshares, Inc.
  (b)                             572,000      6,589,440
PMI Group, Inc. (The) (b)         400,600      5,319,968
Sovereign Bancorp, Inc. (b)       245,918      2,803,465
                                            ------------
                                              14,712,873
                                            ------------

TRADING COMPANIES & DISTRIBUTORS (0.8%)
WESCO International, Inc.
  (a)                              86,300      3,420,932
                                            ------------
Total Common Stocks
  (Cost $425,914,447)                        426,660,228
                                            ------------



INVESTMENT COMPANY (2.0%)
--------------------------------------------------------

iShares Russell Midcap Value
  Index Fund (d)                   65,500      9,230,915
                                            ------------
Total Investment Company
  (Cost $8,451,379)                            9,230,915
                                            ------------

                                NUMBER OF
                                CONTRACTS

PURCHASED CALL OPTION (0.0%)*
--------------------------------------------------------

PHARMACEUTICALS (0.0%)*
Forest Laboratories, Inc.
  Strike Price $35.00
  Expire 1/19/08                      352         26,400
                                            ------------
Total Purchased Call Option
  (Premium $124,256)                              26,400
                                            ------------

                                PRINCIPAL
                                   AMOUNT
SHORT-TERM INVESTMENTS (15.4%)
--------------------------------------------------------

COMMERCIAL PAPER (2.9%)
Abbey National North America
  LLC
  4.58%, due 1/4/08           $ 5,000,000      4,998,092
BNP Paribas Finance, Inc.
  4.895%, due 1/3/08            4,000,000      3,998,912
Societe Generale North
  America, Inc.
  4.46%, due 1/3/08             4,000,000      3,999,009
                                            ------------
Total Commercial Paper
  (Cost $12,996,013)                          12,996,013
                                            ------------

FEDERAL AGENCY (1.1%)
Federal Home Loan Bank
  (Discount Note)
  3.10%, due 1/2/08             5,250,000      5,249,548
                                            ------------
Total Federal Agency
  (Cost $5,249,548)                            5,249,548
                                            ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-257


                                   SHARES          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
INVESTMENT COMPANY (11.4%)
State Street Navigator
  Securities Lending
  Prime Portfolio (e)          51,780,050   $ 51,780,050
                                            ------------
Total Investment Company
  (Cost $51,780,005)                          51,780,050
                                            ------------
Total Short-Term Investments
  (Cost $70,025,611)                          70,025,611
                                            ------------
Total Investments
  (Cost $504,515,693) (f)           111.5%   505,943,154
Liabilities in Excess of
  Cash and Other Assets             (11.5)   (52,351,793)
                              -----------   ------------
Net Assets                          100.0%  $453,591,361
                              ===========   ============

                                NUMBER OF
                                CONTRACTS

WRITTEN CALL OPTION (0.0%)*
CSX Corp.
  Strike Price $45.00
  Expire 1/19/08                     (600)  $    (67,200)
                                            ------------
Total Written Call Option
  (Premiums Received
  $133,198)                                 $    (67,200)
                                            ============






*    Less than one-tenth of a percent.
+++ All of the Portfolio's liquid assets are "earmarked" to cover potential senior securities transactions which may include, but are not limited to, swaps, forwards, TBA's, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Portfolio's potential senior
     securities holdings to ensure proper
     coverage for these transactions.
(a)  Non-income producing security.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $49,865,727; cash collateral of
     $51,780,050 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)  ADR--American Depositary Receipt.
(d) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(e)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(f)  At December 31, 2007, cost is
     $504,546,305 for federal income tax
     purposes and net unrealized appreciation is as follows:



     Gross unrealized appreciation   $ 49,158,370
     Gross unrealized depreciation    (47,761,521)
                                     ------------
     Net unrealized appreciation     $  1,396,849
                                     ============






M-258    MainStay VP Mid Cap Value Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in securities, at value
  (identified cost
  $504,515,693) including
  $49,865,727 market
  value of securities loaned         $505,943,154
Cash                                       18,495
Receivables:
  Dividends and interest                  615,645
  Fund shares sold                        241,390
Other assets                                  900
                                     ------------
     Total assets                     506,819,584
                                     ------------

LIABILITIES:
Securities lending collateral          51,780,050
Written options, at value
  (premiums received $133,198)             67,200
Payables:
  Investment securities purchased         821,116
  Manager (See Note 3)                    272,668
  Fund shares redeemed                    142,071
  Shareholder communication                61,487
  NYLIFE Distributors (See Note 3)         43,092
  Professional fees                        31,435
  Custodian                                 6,282
  Directors                                   242
Accrued expenses                            2,580
                                     ------------
     Total liabilities                 53,228,223
                                     ------------
Net assets                           $453,591,361
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share)
  200 million shares authorized      $    365,680
Additional paid-in capital            395,639,019
                                     ------------
                                      396,004,699
Accumulated undistributed net
  investment
  income                                5,384,468
Accumulated undistributed net
  realized gain on investments,
  written option transactions and
  foreign currency transactions        50,707,733
Net unrealized appreciation on
  investments and written option
  contracts                             1,493,459
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies         1,002
                                     ------------
Net assets                           $453,591,361
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $252,066,939
                                     ============
Shares of capital stock outstanding    20,273,087
                                     ============
Net asset value per share
  outstanding                        $      12.43
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $201,524,422
                                     ============
Shares of capital stock outstanding    16,294,872
                                     ============
Net asset value per share
  outstanding                        $      12.37
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-259

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Dividends (a)                       $  8,033,600
  Interest                               1,472,721
  Income from securities
     loaned--net                           110,300
                                      ------------
     Total income                        9,616,621
                                      ------------
EXPENSES:
  Manager (See Note 3)                   3,470,998
  Distribution and service--Service
     Class (See Note 3)                    523,841
  Shareholder communication                 97,116
  Professional fees                         72,515
  Directors                                 27,403
  Custodian                                 18,571
  Miscellaneous                             19,647
                                      ------------
     Total expenses                      4,230,091
                                      ------------
Net investment income                    5,386,530
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gain on:
  Security transactions                 50,812,480
  Written option transactions              285,505
  Foreign currency transactions                 60
                                      ------------
Net realized gain on investments,
  written option transactions and
  foreign currency transactions         51,098,045
                                      ------------
Net change in unrealized
  appreciation on:
  Security transactions                (61,680,532)
  Written option contracts                  65,998
  Translation of other assets and
     liabilities in foreign
     currencies                              1,002
                                      ------------
Net change in unrealized
  appreciation on investments,
  written option transactions and
  foreign currency transactions        (61,613,532)
                                      ------------
Net realized and unrealized loss on
  investments, written option
  transactions and foreign currency
  transactions                         (10,515,487)
                                      ------------
Net decrease in net assets
  resulting from operations           $ (5,128,957)
                                      ============





(a)  Dividends recorded net of foreign
     withholding taxes in the amount of
     $52,265.





M-260    MainStay VP Mid Cap Value Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006



                                       2007           2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  5,386,530   $  4,524,729
 Net realized gain on
  investments, written option
  transactions and foreign
  currency transactions          51,098,045     40,127,352
 Net change in unrealized
  appreciation on
  investments, written option
  transactions and foreign
  currency transactions         (61,613,532)    14,486,445
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     (5,128,957)    59,138,526
                               ---------------------------

Dividends and distributions
 to shareholders:
 From net investment income:
    Initial Class                (2,771,749)      (270,708)
    Service Class                (1,751,223)            --
                               ---------------------------
                                 (4,522,972)      (270,708)
                               ---------------------------
 From net realized gain on
  investments:
    Initial Class               (22,527,751)    (3,606,729)
    Service Class               (17,707,465)    (2,419,421)
                               ---------------------------
                                (40,235,216)    (6,026,150)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                  (44,758,188)    (6,296,858)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         44,116,812     42,293,015
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              44,758,188      6,296,858
 Cost of shares redeemed        (62,589,665)   (53,963,291)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                26,285,335     (5,373,418)
                               ---------------------------
    Net increase (decrease)
     in net assets              (23,601,810)    47,468,250

NET ASSETS:
Beginning of year               477,193,171    429,724,921
                               ---------------------------
End of year                    $453,591,361   $477,193,171
                               ===========================
Accumulated undistributed net
 investment income at end of
 year                          $  5,384,468   $  4,520,850
                               ===========================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-261

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                            --------------------------------------------------------



                                             YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------

                              2007        2006        2005        2004        2003

Net asset value at
  beginning of period       $  13.87    $  12.33    $  12.31    $  10.65    $   8.33
                            --------    --------    --------    --------    --------
Net investment income           0.18        0.15        0.11(b)     0.10        0.11(b)
Net realized and
  unrealized gain (loss)
  on investments               (0.27)       1.58        0.60        1.77        2.30
                            --------    --------    --------    --------    --------
Total from investment
  operations                   (0.09)       1.73        0.71        1.87        2.41
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.15)      (0.01)      (0.10)      (0.10)      (0.09)
  From net realized gain
     on investments            (1.20)      (0.18)      (0.59)      (0.11)         --
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (1.35)      (0.19)      (0.69)      (0.21)      (0.09)
                            --------    --------    --------    --------    --------
Net asset value at end of
  period                    $  12.43    $  13.87    $  12.33    $  12.31    $  10.65
                            ========    ========    ========    ========    ========
Total investment return        (1.14%)     14.05%       5.70%(c)(d)17.54%      28.97%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         1.19%       1.09%       0.89%       1.08%       1.21%
  Net expenses                  0.75%       0.76%       0.72%       0.81%       0.84%
  Expenses (before
     reimbursement)             0.75%       0.76%       0.75%       0.81%       0.84%
Portfolio turnover rate           48%         52%         37%         29%         34%
Net assets at end of
  period (in 000's)         $252,067    $285,826    $279,251    $255,129    $141,877




(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing cost. If these nonrecurring reimbursements had not been made, the total return would have been 5.67% and 5.40% for the Initial Class and Service Class,
     respectively, for the year ended December 31, 2005.
(d)  The effect of losses resulting from compliance violations and the subadviser reimbursement of such losses were less than 0.01%.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.





M-262    MainStay VP Mid Cap Value Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                               SERVICE CLASS
      --------------------------------------------------------------
                                                           JUNE 5,
                                                           2003(a)
                                                           THROUGH
                  YEAR ENDED DECEMBER 31,               DECEMBER 31,
      --------------------------------------------------------------

        2007        2006        2005           2004         2003

      $  13.81    $  12.29    $  12.29       $ 10.64       $  9.18
      --------    --------    --------       -------       -------
          0.12        0.11        0.08(b)       0.08          0.05(b)
         (0.24)       1.59        0.58          1.76          1.50
      --------    --------    --------       -------       -------
         (0.12)       1.70        0.66          1.84          1.55
      --------    --------    --------       -------       -------

         (0.12)         --       (0.07)        (0.08)        (0.09)
         (1.20)      (0.18)      (0.59)        (0.11)           --
      --------    --------    --------       -------       -------
         (1.32)      (0.18)      (0.66)        (0.19)        (0.09)
      --------    --------    --------       -------       -------
      $  12.37    $  13.81    $  12.29       $ 12.29       $ 10.64
      ========    ========    ========       =======       =======
         (1.39%)     13.77%       5.43%(c)(d)  17.25%        16.89%(e)

          0.95%       0.85%       0.64%         0.83%         0.96%+(f)
          1.00%       1.01%       0.97%         1.06%         1.09%+
          1.00%       1.01%       1.00%         1.06%         1.09%+
            48%         52%         37%           29%           34%
      $201,524    $191,368    $150,474       $79,813       $17,384




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-263

MAINSTAY VP MODERATE ALLOCATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      SINCE
TOTAL RETURNS                YEAR    INCEPTION
----------------------------------------------
After Portfolio operating
  expenses                   8.73%      9.94%




                                            (After Portfolio operating expenses)

                        MAINSTAY VP        LEHMAN BROTHERS(R)
                    MODERATE ALLOCATION      AGGREGATE BOND      MSCI EAFE(R)    S&P 500(R)    MODERATE ALLOCATION
                         PORTFOLIO                INDEX              INDEX          INDEX           BENCHMARK
                    -------------------    ------------------    ------------    ----------    -------------------
2/13/06                    10000                  10000              10000          10000             10000
                           10993                  10457              12152          11386             11083
12/31/07                   11953                  11185              13509          12012             11835






SERVICE CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      SINCE
TOTAL RETURNS                YEAR    INCEPTION
----------------------------------------------
After Portfolio operating
  expenses                   8.46%      9.67%




                                            (After Portfolio operating expenses)

                  MAINSTAY VP        LEHMAN BROTHERS(R)
              MODERATE ALLOCATION      AGGREGATE BOND      MSCI EAFE(R)    S&P 500(R)    MODERATE ALLOCATION
                   PORTFOLIO                INDEX              INDEX          INDEX           BENCHMARK
              -------------------    ------------------    ------------    ----------    -------------------
2/13/06              10000                  10000              10000          10000             10000
                     10969                  10457              12152          11386             11083
12/31/07             11897                  11185              13509          12012             11835







 BENCHMARK PERFORMANCE                        ONE          SINCE
                                             YEAR        INCEPTION
------------------------------------------------------------------
S&P 500(R) Index*                             5.49%        10.20%
Moderate Allocation Benchmark*                6.79          9.38
MSCI EAFE(R) Index*                          11.17         17.28
Lehman Brothers(R) Aggregate Bond Index*      6.97          6.11



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




M-264    MainStay VP Moderate Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MODERATE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)
INITIAL CLASS                  $1,000.00       $1,025.40        $0.31          $1,024.70         $0.31
--------------------------------------------------------------------------------------------------------

SERVICE CLASS                  $1,000.00       $1,024.15        $1.58          $1,023.45         $1.58
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.06% for Initial Class and 0.31% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). These net expenses do not include the expenses of the Underlying Portfolios/Funds in which the Portfolio invests.


                                                  www.mainstayfunds.com    M-265

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(COMPOSITION PIE CHART)

Equity Funds                                    59.6%
Fixed Income Funds                              40.1
Cash and Other Assets, Less Liabilities          0.3





See Portfolio of Investments on page M-269 for specific holdings within these categories.



M-266    MainStay VP Moderate Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER TONY H. ELAVIA OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC.

HOW DID MAINSTAY VP MODERATE ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007, MainStay VP Moderate Allocation Portfolio returned 8.73% for Initial Class shares and 8.46% for Service Class shares. Both share classes outperformed the 6.15% return of the average Lipper* Variable Products Mixed-Asset Target Allocation Moderate Portfolio, the 6.79% return of the Moderate Allocation Benchmark* and the 5.49% return of the S&P 500(R) Index* for the 12 months ended December 31, 2007. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2007?

We believe that the Portfolio's relative performance resulted primarily from the strong results of certain Underlying Portfolios, a bias toward growth-oriented Underlying Portfolios, and a tilt toward Underlying Portfolios that emphasized large-cap stocks rather than smaller-capitalization names.

HOW DID YOU POSITION THE PORTFOLIO IN 2007?

Throughout the year, the Portfolio was positioned to favor large-cap, growth-oriented stocks through its holdings in Underlying Portfolios. We believed that after several years of outperformance, small-cap stocks and value names had relative valuations that were decidedly skewed in relation to their historical norms. We anticipated a reversion in this trend, and during the second half of 2007, growth soundly outperformed value. Large-cap stocks generally outperformed small- and mid-cap stocks during the second half of the year as well.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S ALLOCATIONS DURING 2007?

The only noteworthy change was that we substantially increased the Portfolio's position in MainStay Growth Equity Fund as we sought to extend our bias toward growth-oriented stocks. A portion of the funding came from sales of the Portfolio's holdings in MainStay VP S&P 500 Index Portfolio. The change helped the Portfolio's relative performance when growth stocks began to outperform in the second half of 2007.

DURING 2007, WHICH PORTFOLIO HOLDINGS HAD THE HIGHEST TOTAL RETURNS AND WHICH HOLDINGS WERE PARTICULARLY WEAK?

The two best-performing Underlying Equity Portfolios in which the Portfolio invested were MainStay VP Large Cap Growth Portfolio and MainStay Growth Equity Fund. MainStay VP International Equity Portfolio and MainStay VP Common Stock Portfolio were the two lowest-returning Underlying Portfolios in which the Portfolio invested.

WHICH UNDERLYING EQUITY PORTFOLIOS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE DURING 2007 AND WHICH UNDERLYING EQUITY PORTFOLIOS DETRACTED THE MOST FROM THE PORTFOLIO'S PERFORMANCE?

MainStay VP Large Cap Growth Portfolio was the best-performing Underlying Portfolio and the largest equity position in the Portfolio during 2007, making it the most significant contributor to positive performance on both an absolute and relative basis. Positions in both MainStay ICAP Equity Fund and MainStay VP ICAP Select Equity Portfolio helped relative performance, since these Underlying Portfolios enjoyed excellent returns compared with the results achieved by other value managers.

All of the Underlying Portfolios held by the Portfolio posted positive returns for 2007. The smallest positive contributions, however, came from MainStay VP International Equity Portfolio and MainStay VP S&P 500 Index Portfolio, both of which earned comparatively low returns. The Portfolio sold its entire position in MainStay VP S&P 500 Index Portfolio in October 2007.

WHAT FACTORS INFLUENCED THE PERFORMANCE OF THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING 2007?

A strategic blend of Underlying Fixed-Income Funds was established at the Portfolio's inception and has been maintained ever since. Interest rates and corporate-bond spreads(1) experienced fairly substantial swings during 2007. Interest rates rose in the first part

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

1. THE TERMS "SPREAD" AND "YIELD SPREAD" MAY REFER TO THE DIFFERENCE IN YIELD BETWEEN A SECURITY OR TYPE OF SECURITY AND COMPARABLE U.S. TREASURY ISSUES. THE TERMS MAY ALSO REFER TO THE DIFFERENCE IN YIELD BETWEEN TWO SPECIFIC SECURITIES OR TYPES OF SECURITIES AT A GIVEN TIME.

NOT ALL MAINSTAY VP PORTFOLIOS AND/OR SHARE CLASSES ARE AVAILABLE UNDER ALL POLICIES.

* PLEASE REFER TO PAGES M-2 AND M-3 FOR ADDITIONAL EXPLANATIONS AND DISCLOSURE REGARDING THE PORTFOLIOS, THEIR BENCHMARK INDICES AND OTHER INDICES AND SERVICE PROVIDERS MENTIONED IN THE REPORTS.

                                                  www.mainstayfunds.com    M-267
of the year on concerns about rebounding economic growth and rising inflationary pressures. Later in the year, interest rates declined in response to a summer liquidity crisis and Federal Reserve action to lower short-term interest rates. For the entire year, high-grade debt investments fared quite well. Returns were generally lower for securities with lower credit ratings.

WHICH UNDERLYING FIXED INCOME PORTFOLIOS WERE THE STRONGEST PERFORMERS FOR THE PORTFOLIO AND WHICH UNDERLYING FIXED INCOME PORTFOLIOS DETRACTED FROM PERFORMANCE?

MainStay VP Bond Portfolio was the Portfolio's best-performing Underlying Fixed-Income Portfolio in 2007. This Underlying Portfolio benefited from a "flight to quality," or a general movement toward higher-quality fixed-income securities amid the turmoil in the mortgage market.

The Portfolio's worst-performing Underlying Fixed-Income Portfolio for the year was MainStay VP High Yield Corporate Bond Portfolio, which suffered as junk bonds struggled against mounting credit concerns, rising default expectations and sector-specific liquidity shortages.


The MainStay VP Moderate Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds ("Underlying Portfolios"). The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix and related performance of the Underlying Portfolios. The Underlying Portfolios' performance may be lower than the performance of the asset class or classes the Underlying Portfolios were selected to represent. The Portfolio is indirectly subject to the investment risks of each Underlying Portfolio. Principal risks of the Underlying Portfolios are described below.

The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will directly bear the Portfolio's fees and expenses and will indirectly bear the fees and expenses charged by the Underlying Portfolios in which the Portfolio invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Portfolio may invest more than 25% of its assets in one Underlying Portfolio, which may significantly affect the Portfolio's net asset value.

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield securities carry higher risks, and some of the Underlying Portfolios' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have product lines that are more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Portfolios will generally rise.

- The Underlying Floating Rate Portfolio is generally considered to have speculative characteristics, including the risk of default on principal and interest and the risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- An investment in the Underlying Cash Management Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Underlying Cash Management Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in this Underlying Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Before making an investment in the Portfolio, you should consider all the risks associated with it.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP MODERATE ALLOCATION PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.


M-268    MainStay VP Moderate Allocation Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2007




                                   SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES (99.7%)+
---------------------------------------------------------

EQUITY FUNDS (59.6%)
MainStay 130/30 International
  Fund Class I (a)                310,797    $  2,940,138
MainStay Growth Equity Fund
  Class I (a)                   1,705,204      21,843,661
MainStay ICAP Equity Fund
  Class I                         647,507      26,916,863
MainStay ICAP International
  Fund Class I                    422,677      16,171,619
MainStay VP Common Stock
  Portfolio Initial Class       1,341,741      31,662,080
MainStay VP ICAP Select
  Equity Portfolio Initial
  Class (a)                     1,890,818      26,879,861
MainStay VP International
  Equity Portfolio Initial
  Class                           563,745      10,310,072
MainStay VP Large Cap Growth
  Portfolio Initial Class (a)   2,558,160      38,465,548
                                             ------------
                                              175,189,842
                                             ------------

FIXED INCOME FUNDS (40.1%)
MainStay VP Bond Portfolio
  Initial Class (a)             6,338,134      88,485,430
MainStay VP Floating Rate
  Portfolio Initial Class (a)   1,550,360      14,681,746
MainStay VP High Yield
  Corporate Bond Portfolio
  Initial Class                 1,450,238      14,613,802
                                             ------------
                                              117,780,978
                                             ------------
Total Affiliated Investment
  Companies
  (Cost $286,845,952) (b)            99.7%    292,970,820
Cash and Other Assets,
  Less Liabilities                    0.3         926,730
                                ---------    ------------

Net Assets                          100.0%   $293,897,550
                                =========    ============





+    Percentages indicated are based on
     Portfolio net assets.
(a)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolio/Fund Share Class.
(b)  At December 31, 2007, cost is
     $287,096,556 for federal income tax
     purposes and net unrealized appreciation is as follows:



    Gross unrealized appreciation     $11,465,988
    Gross unrealized depreciation      (5,591,724)
                                      -----------
    Net unrealized appreciation       $ 5,874,264
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-269

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $286,845,952)                 $292,970,820
Cash                                      576,499
Receivables:
  Fund shares sold                      1,093,280
  Reimbursement from Manager               22,372
  Interest                                  1,173
Other assets                                  288
                                     ------------
     Total assets                     294,664,432
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased         576,502
  NYLIFE Distributors (See Note 3)         58,233
  Fund shares redeemed                     49,753
  Shareholder communication                26,081
  Professional fees                        24,024
  Excise tax                               22,372
  Custodian                                 7,102
  Directors                                   115
Accrued expenses                            2,700
                                     ------------
     Total liabilities                    766,882
                                     ------------
Net assets                           $293,897,550
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    260,050
Additional paid-in capital            283,254,953
                                     ------------
                                      283,515,003
Accumulated undistributed net
  investment income                       820,555
Accumulated undistributed net
  realized gain on investments          3,437,124
Net unrealized appreciation on
  investments                           6,124,868
                                     ------------
Net assets                           $293,897,550
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 11,749,765
                                     ============
Shares of capital stock outstanding     1,037,869
                                     ============
Net asset value per share
  outstanding                        $      11.32
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $282,147,785
                                     ============
Shares of capital stock outstanding    24,967,176
                                     ============
Net asset value per share
  outstanding                        $      11.30
                                     ============







M-270    MainStay VP Moderate Allocation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment
     companies                        $ 5,501,316
  Interest                                 13,378
                                      -----------
     Total income                       5,514,694
                                      -----------
EXPENSES:
  Distribution and service--Service
     Class (See Note 3)                   509,605
  Professional fees                        43,595
  Shareholder communication                39,047
  Custodian                                22,796
  Excise tax                               22,372
  Directors                                10,592
  Offering (See Note 3)                     1,633
  Miscellaneous                             7,476
                                      -----------
     Total expenses before
       reimbursement                      657,116
Expense reimbursement from Manager
  (See Note 3)                            (22,372)
                                      -----------
     Net expenses                         634,744
                                      -----------
Net investment income                   4,879,950
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on:
  Affiliated investment company
     transactions                       3,241,928
  Capital gain distributions from
     affiliated investment
     companies                          8,150,706
                                      -----------
Net realized gain on investments
  from affiliated investment
  companies                            11,392,634
                                      -----------
Net change in unrealized
  appreciation on investments            (259,270)
                                      -----------
Net realized and unrealized gain on
  investments                          11,133,364
                                      -----------
Net increase in net assets
  resulting from operations           $16,013,314
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-271

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2007 AND THE PERIOD FEBRUARY 13, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2006


                                                   2007             2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income                     $  4,879,950     $    964,333
 Net realized gain on affiliated
  investment company transactions            11,392,634          835,415
 Net change in unrealized appreciation
  on investments                               (259,270)       6,384,138
                                           -----------------------------
 Net increase in net assets resulting
  from operations                            16,013,314        8,183,886
                                           -----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                              (251,970)         (51,473)
    Service Class                            (5,519,091)      (1,124,377)
                                           -----------------------------
                                             (5,771,061)      (1,175,850)
                                           -----------------------------
 From net realized gain on investments:
    Initial Class                              (236,136)         (15,237)
    Service Class                            (5,649,715)        (376,805)
                                           -----------------------------
                                             (5,885,851)        (392,042)
                                           -----------------------------
 Total dividends and distributions to
  shareholders                              (11,656,912)      (1,567,892)
                                           -----------------------------

Capital share transactions:
 Net proceeds from sale of shares           158,164,389      159,474,426
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions                11,656,912        1,567,892
 Cost of shares redeemed                    (18,615,041)     (29,323,424)
                                           -----------------------------
    Increase in net assets derived from
     capital share transactions             151,206,260      131,718,894
                                           -----------------------------
    Net increase in net assets              155,562,662      138,334,888

NET ASSETS:
Beginning of period                         138,334,888               --
                                           -----------------------------
End of period                              $293,897,550     $138,334,888
                                           =============================
Accumulated undistributed net investment
 income at end of period                   $    820,555     $     18,442
                                           =============================







M-272    MainStay VP Moderate Allocation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                    INITIAL CLASS                   SERVICE CLASS
                            ----------------------------    ----------------------------
                                            FEBRUARY 13,                    FEBRUARY 13,
                                               2006(a)                         2006(a)
                             YEAR ENDED        THROUGH       YEAR ENDED        THROUGH
                            DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                            ------------------------------------------------------------

                                2007            2006            2007            2006

Net asset value at
  beginning of period          $ 10.86         $10.00         $  10.85        $  10.00
                               -------         ------         --------        --------
Net investment income             0.22           0.18(b)          0.20            0.14(b)
Net realized and
  unrealized gain on
  investments                     0.74           0.82             0.72            0.83
                               -------         ------         --------        --------
Total from investment
  operations                      0.96           1.00             0.92            0.97
                               -------         ------         --------        --------
Less dividends and
  distributions:
  From net investment
     income                      (0.26)         (0.11)           (0.23)          (0.09)
  From net realized gain
     on investments              (0.24)         (0.03)           (0.24)          (0.03)
                               -------         ------         --------        --------
Total dividends and
  distributions                  (0.50)         (0.14)           (0.47)          (0.12)
                               -------         ------         --------        --------
Net asset value at end of
  period                       $ 11.32         $10.86         $  11.30        $  10.85
                               =======         ======         ========        ========
Total investment return           8.73%          9.93%(c)         8.46%           9.69%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           2.50%          1.96%+           2.29%           1.55%+
  Net expenses                    0.06%          0.15%+           0.31%           0.40%+
  Expenses (before
     reimbursement)               0.07%          0.15%+           0.32%           0.40%+
Portfolio turnover rate             10%            62%              10%             62%
Net assets at end of
  period (in 000's)            $11,750         $5,370         $282,148        $132,965




(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
+    Annualized.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-273

MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      SINCE
TOTAL RETURNS                YEAR    INCEPTION
----------------------------------------------
After Portfolio operating
  expenses                   9.40%     11.36%




                                            (After Portfolio operating expenses)

                          MAINSTAY VP                                LEHMAN BROTHERS
                        MODERATE GROWTH      S&P 500    MSCI EAFE     AGGREGATE BOND       MODERATE GROWTH
                     ALLOCATION PORTFOLIO     INDEX       INDEX           INDEX         ALLOCATION BENCHMARK
                     --------------------    -------    ---------    ---------------    --------------------
2/13/06                      10000            10000       10000           10000                 10000
                             11192            11386       12152           10457                 11309
12/31/07                     12245            12012       13509           11185                 12071






SERVICE CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      SINCE
TOTAL RETURNS                YEAR    INCEPTION
----------------------------------------------
After Portfolio operating
  expenses                   9.13%     11.09%




                                            (After Portfolio operating expenses)

                              MAINSTAY VP                                LEHMAN BROTHERS
                            MODERATE GROWTH      S&P 500    MSCI EAFE     AGGREGATE BOND       MODERATE GROWTH
                         ALLOCATION PORTFOLIO     INDEX       INDEX           INDEX         ALLOCATION BENCHMARK
                         --------------------    -------    ---------    ---------------    --------------------
2/13/06                          10000            10000       10000           10000                 10000
                                 11169            11386       12152           10457                 11309
12/31/07                         12191            12012       13509           11185                 12071







 BENCHMARK
PERFORMANCE               ONE          SINCE
                         YEAR        INCEPTION
----------------------------------------------
S&P 500(R) Index*         5.49%        10.20%
Moderate Growth
Allocation
Benchmark*                6.74         10.53
MSCI EAFE(R) Index*      11.17         17.28
Lehman Brothers(R)
Aggregate Bond
Index*                    6.97          6.11



Performance tables and graphs do not reflect any deduction of sales charges mortality and expense charges, contract charges, or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




M-274    MainStay VP Moderate Growth Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)
INITIAL CLASS                  $1,000.00       $1,015.85        $0.25          $1,024.75         $0.26
--------------------------------------------------------------------------------------------------------

SERVICE CLASS                  $1,000.00       $1,014.60        $1.52          $1,023.50         $1.53
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.05% for Initial Class and 0.30% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). These net expenses do not include the expenses of the Underlying Portfolios/Funds in which the Portfolio invests.





                                                  www.mainstayfunds.com    M-275

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(COMPOSITION PIE CHART)

Equity Funds                                    79.6%
Fixed Income Funds                              20.2
Cash and Other Assets, Less Liabilities          0.2





See Portfolio of Investments on page M-279 for specific holdings within these categories.



M-276    MainStay VP Moderate Growth Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER TONY H. ELAVIA OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC.

HOW DID MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007, MainStay VP Moderate Growth Allocation Portfolio returned 9.40% for Initial Class shares and 9.13% for Service Class shares. Both share classes outperformed the 6.76% return of the average Lipper* Variable Products Mixed-Asset Target Allocation Growth Portfolio, the 6.74% return of the Moderate Growth Allocation Benchmark* and the 5.49% return of the S&P 500(R) Index* for the 12 months ended December 31, 2007. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2007?

We believe that the Portfolio's relative performance resulted primarily from the strong results of certain Underlying Portfolios, a bias toward growth-oriented Underlying Portfolios, and a tilt toward Underlying Portfolios that emphasized large-cap stocks rather than smaller-capitalization names.

HOW DID YOU POSITION THE PORTFOLIO IN 2007?

Throughout the year, the Portfolio was positioned to favor large-cap, growth-oriented stocks through its holdings in Underlying Portfolios. We believed that after several years of outperformance, small-cap stocks and value names had relative valuations that were decidedly skewed in relation to their historical norms. We anticipated a reversion in this trend, and during the second half of 2007, growth soundly outperformed value. Large-cap stocks generally outperformed small- and mid-cap stocks during second half of the year as well.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S ALLOCATIONS DURING 2007?

The only noteworthy change was that we established--and later added to--a position in MainStay Growth Equity Fund as we sought to extend our bias toward growth-oriented stocks. The primary sources of funding were through sales of holdings in MainStay VP S&P 500 Index Portfolio and MainStay VP Common Stock Portfolio. The change helped the Portfolio's relative performance when growth stocks began to outperform in the second half of 2007.

DURING 2007, WHICH PORTFOLIO HOLDINGS HAD THE HIGHEST TOTAL RETURNS AND WHICH HOLDINGS WERE PARTICULARLY WEAK?

The two best-performing Underlying Equity Portfolios in which the Portfolio invested were MainStay VP Large Cap Growth Portfolio and MainStay Growth Equity Fund. MainStay VP International Equity Portfolio and MainStay VP Common Stock Portfolio were the two lowest-returning Underlying Portfolios in which the Portfolio invested.

WHICH UNDERLYING EQUITY PORTFOLIOS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE DURING 2007 AND WHICH UNDERLYING EQUITY PORTFOLIOS DETRACTED THE MOST FROM THE PORTFOLIO'S PERFORMANCE?

MainStay VP Large Cap Growth Portfolio was the best-performing Underlying Portfolio and the largest equity position in the Portfolio during 2007, making it the most significant contributor to positive performance on both an absolute and relative basis. Positions in both MainStay ICAP Equity Fund and MainStay VP ICAP Select Equity Portfolio helped relative performance, since these Underlying Portfolios enjoyed excellent returns compared with the results achieved by other value managers.

All of the Underlying Portfolios held by the Portfolio posted positive returns for 2007. The smallest positive contributions, however, came from MainStay VP International Equity Portfolio and MainStay VP S&P 500 Index Portfolio, both of which earned comparatively low returns. The Portfolio sold its entire position in MainStay VP S&P 500 Index Portfolio in October 2007.

WHAT FACTORS INFLUENCED THE PERFORMANCE OF THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING 2007?

A strategic blend of Underlying Fixed-Income Funds was established at the Portfolio's inception and has been maintained ever since. Interest rates and corporate-bond spreads(1) experienced fairly substantial swings during 2007. Interest rates rose in the first part

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

1. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

                                                  www.mainstayfunds.com    M-277
of the year on concerns about rebounding economic growth and rising inflationary pressures. Later in the year, interest rates declined in response to a summer liquidity crisis and Federal Reserve action to lower short-term interest rates. For the entire year, high-grade debt investments fared quite well. Returns were generally lower for securities with lower credit ratings.

WHICH UNDERLYING FIXED INCOME PORTFOLIOS WERE THE STRONGEST PERFORMERS FOR THE PORTFOLIO AND WHICH UNDERLYING FIXED INCOME PORTFOLIOS DETRACTED FROM PERFORMANCE?

MainStay VP Bond Portfolio was the Portfolio's best-performing Underlying Fixed-Income Portfolio in 2007. This Underlying Portfolio benefited from a "flight to quality," or a general movement toward higher-quality fixed-income securities amid the turmoil in the mortgage market.

The Portfolio's worst-performing Underlying Fixed-Income Portfolio for the year was MainStay VP High Yield Corporate Bond Portfolio, which suffered as junk bonds struggled against mounting credit concerns, rising default expectations and sector-specific liquidity shortages.



The MainStay VP Moderate Growth Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds ("Underlying Portfolios"). The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix and related performance of the Underlying Portfolios. The Underlying Portfolios' performance may be lower than the performance of the asset class or classes the Underlying Portfolios were selected to represent. The Portfolio is indirectly subject to the investment risks of each Underlying Portfolio. Principal risks of the Underlying Portfolios are described below.

The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will directly bear the Portfolio's fees and expenses and will indirectly bear the fees and expenses charged by the Underlying Portfolios in which the Portfolio invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Portfolio may invest more than 25% of its assets in one Underlying Portfolio, which may significantly affect the Portfolio's net asset value.

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Portfolios' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have product lines that are more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Portfolios will generally rise.

- The Underlying Floating Rate Portfolio is generally considered to have speculative characteristics, including the risk of default on principal and interest and the risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- An investment in the Underlying Cash Management Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Underlying Cash Management Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in this Underlying Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Before making an investment in the Portfolio, you should consider all the risks associated with it.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.


M-278    MainStay VP Moderate Growth Allocation Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2007




                                   SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES (99.8%)+
--------------------------------------------------------

EQUITY FUNDS (79.6%)
MainStay 130/30 Growth Fund
  Class I (a)(b)                  624,927   $  6,561,734
MainStay 130/30 International
  Fund Class I (b)                585,267      5,536,631
MainStay Growth Equity Fund
  Class I (b)                   2,757,057     35,317,903
MainStay ICAP Equity Fund
  Class I                         932,647     38,770,143
MainStay ICAP International
  Fund Class I                    791,816     30,294,879
MainStay VP Common Stock
  Portfolio
  Initial Class (b)             2,255,598     53,227,069
MainStay VP ICAP Select
  Equity Portfolio Initial
  Class (b)                     2,855,861     40,598,908
MainStay VP International
  Equity Portfolio
  Initial Class (b)             1,058,733     19,362,686
MainStay VP Large Cap Growth
  Portfolio Initial Class (b)   4,074,860     61,271,260
                                            ------------
                                             290,941,213
                                            ------------

FIXED INCOME FUNDS (20.2%)
MainStay VP Bond Portfolio
  Initial Class (b)             2,651,623     37,018,784
MainStay VP Floating Rate
  Portfolio
  Initial Class (b)             1,940,685     18,378,091
MainStay VP High Yield
  Corporate Bond
  Portfolio Initial Class       1,817,186     18,311,468
                                            ------------
                                              73,708,343
                                            ------------
Total Affiliated Investment
  Companies
  (Cost $358,041,066) (c)            99.8%   364,649,556
Cash and Other Assets,
  Less Liabilities                    0.2        809,811
                                ---------   ------------

Net Assets                          100.0%  $365,459,367
                                =========   ============





+    Percentages indicated are based on
     Portfolio net assets.
(a)  Non-income producing Underlying Fund.
(b)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolio/Fund Share Class.
(c)  At December 31, 2007, cost is
     $358,484,512 for federal income tax
     purposes and net unrealized appreciation is as follows:




    Gross unrealized appreciation     $14,816,187
    Gross unrealized depreciation      (8,651,143)
                                      -----------
    Net unrealized appreciation       $ 6,165,044
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-279

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $358,041,066)                 $364,649,556
Cash                                    1,331,364
Receivables:
  Fund shares sold                        968,011
  Reimbursement from Manager               53,382
  Interest                                  1,138
Other assets                                  375
                                     ------------
     Total assets                     367,003,826
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased       1,331,366
  NYLIFE Distributors (See Note 3)         71,060
  Excise Tax                               53,382
  Shareholder communication                33,882
  Professional fees                        25,045
  Fund shares redeemed                     19,195
  Custodian                                 7,723
  Directors                                   148
Accrued expenses                            2,658
                                     ------------
     Total liabilities                  1,544,459
                                     ------------
Net assets                           $365,459,367
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    317,970
Additional paid-in capital            351,394,290
                                     ------------
                                      351,712,260
Accumulated undistributed net
  investment income                     1,714,821
Accumulated undistributed net
  realized gain on investments          5,423,796
Net unrealized appreciation on
  investments                           6,608,490
                                     ------------
Net assets                           $365,459,367
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 21,771,936
                                     ============
Shares of capital stock outstanding     1,891,133
                                     ============
Net asset value per share
  outstanding                        $      11.51
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $343,687,431
                                     ============
Shares of capital stock outstanding    29,905,900
                                     ============
Net asset value per share
  outstanding                        $      11.49
                                     ============







M-280    MainStay VP Moderate Growth Allocation Portfolio       The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment
     companies                        $ 5,001,602
  Interest                                 14,741
                                      -----------
     Total income                       5,016,343
                                      -----------
EXPENSES:
  Distribution and service--Service
     Class (See Note 3)                   639,904
  Excise tax                               53,382
  Shareholder communication                51,175
  Professional fees                        48,353
  Custodian                                23,854
  Directors                                13,426
  Offering (See Note 3)                     1,633
  Miscellaneous                             8,855
                                      -----------
     Total expenses before
       reimbursement                      840,582
Expense reimbursement from Manager
  (See Note 3)                            (53,382)
                                      -----------
     Net expenses                         787,200
                                      -----------
Net investment income                   4,229,143
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on:
  Affiliated investment company
     transactions                       5,747,317
  Capital gain distributions from
     affiliated investment
     companies                         13,467,058
                                      -----------
Net realized gain on investments
  from affiliated investment
  companies                            19,214,375
                                      -----------
Net change in unrealized
  appreciation on investments          (1,864,708)
                                      -----------
Net realized and unrealized gain on
  investments                          17,349,667
                                      -----------
Net increase in net assets
  resulting from operations           $21,578,810
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-281

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2007 AND THE PERIOD FEBRUARY 13, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2006


                                                             2007             2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income                               $  4,229,143     $  1,003,125
 Net realized gain from affiliated investment
  company transactions                                 19,214,375        2,209,289
 Net change in unrealized appreciation on
  investments                                          (1,864,708)       8,473,198
                                                     -----------------------------
 Net increase in net assets resulting from
  operations                                           21,578,810       11,685,612
                                                     -----------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Initial Class                                        (378,690)         (92,839)
    Service Class                                      (5,397,316)      (1,277,194)
                                                     -----------------------------
                                                       (5,776,006)      (1,370,033)
                                                     -----------------------------
 From net realized gain on investments:
    Initial Class                                        (641,371)         (50,851)
    Service Class                                     (10,224,431)        (791,889)
                                                     -----------------------------
                                                      (10,865,802)        (842,740)
                                                     -----------------------------
 Total dividends and distributions to
  shareholders                                        (16,641,808)      (2,212,773)
                                                     -----------------------------

Capital share transactions:
 Net proceeds from sale of shares                     186,234,208      169,213,721
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions       16,641,808        2,212,773
 Cost of shares redeemed                              (16,575,681)      (6,677,303)
                                                     -----------------------------
    Increase in net assets derived from capital
     share transactions                               186,300,335      164,749,191
                                                     -----------------------------
    Net increase in net assets                        191,237,337      174,222,030

NET ASSETS:
Beginning of period                                   174,222,030               --
                                                     -----------------------------
End of period                                        $365,459,367     $174,222,030
                                                     =============================
Accumulated undistributed net investment income at
 end of period                                       $  1,714,821     $     27,249
                                                     =============================







M-282    MainStay VP Moderate Growth Allocation Portfolio       The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                    INITIAL CLASS                   SERVICE CLASS
                            ----------------------------    ----------------------------
                                            FEBRUARY 13,                    FEBRUARY 13,
                                YEAR           2006(A)          YEAR           2006(A)
                                ENDED          THROUGH          ENDED          THROUGH
                            DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                            ------------------------------------------------------------

                                2007            2006            2007            2006

Net asset value at
  beginning of period          $ 11.04         $ 10.00        $  11.03        $  10.00
                               -------         -------        --------        --------
Net investment income             0.17            0.16(b)         0.14            0.13(b)
Net realized and
  unrealized gain on
  investments                     0.88            1.03            0.87            1.04
                               -------         -------        --------        --------
Total from investment
  operations                      1.05            1.19            1.01            1.17
                               -------         -------        --------        --------
Less dividends and
  distributions:
  From net investment
     income                      (0.22)          (0.10)          (0.19)          (0.09)
  From net realized gain
     on investments              (0.36)          (0.05)          (0.36)          (0.05)
                               -------         -------        --------        --------
Total dividends and
  distributions                  (0.58)          (0.15)          (0.55)          (0.14)
                               -------         -------        --------        --------
Net asset value at end of
  period                       $ 11.51         $ 11.04        $  11.49        $  11.03
                               =======         =======        ========        ========
Total investment return           9.40%          11.92%(c)        9.13%          11.69%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           1.78%           1.70%+          1.54%           1.39%+
  Net expenses                    0.05%           0.13%+          0.30%           0.38%+
  Expenses (before
     reimbursement)               0.07%           0.13%+          0.32%           0.38%+
Portfolio turnover rate             15%             46%             15%             46%
Net assets at end of
  period (in 000's)            $21,772         $10,468        $343,687        $163,754




(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
+    Annualized.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-283

MAINSTAY VP S&P 500 INDEX PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      FIVE         TEN
TOTAL RETURNS                YEAR    YEARS(1)    YEARS(1)
---------------------------------------------------------
After Portfolio operating
  expenses                   5.22%     12.51%      5.65%




                                            (After Portfolio operating expenses)

                                    MAINSTAY VP
                                      S&P 500        S&P 500(R)
                                  INDEX PORTFOLIO       INDEX
                                  ---------------    ----------
12/31/97                               10000            10000
                                       12849            12858
                                       15508            15563
                                       14063            14146
                                       12360            12465
                                        9614             9710
                                       12324            12495
                                       13618            13855
                                       14267            14536
                                       16472            16832
12/31/07                               17332            17756






SERVICE CLASS(2)                                                 AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      FIVE         TEN
TOTAL RETURNS                YEAR    YEARS(1)    YEARS(1)
---------------------------------------------------------
After Portfolio operating
  expenses                   4.96%     12.22%      5.39%




                                            (After Portfolio operating expenses)

                           MAINSTAY VP
                             S&P 500        S&P 500(R)
                         INDEX PORTFOLIO       INDEX
                         ---------------    ----------
12/31/97                      10000            10000
                              12816            12858
                              15431            15563
                              13959            14146
                              12238            12465
                               9495             9710
                              12143            12495
                              13384            13855
                              13983            14536
                              16103            16832
12/31/07                      16899            17756







 BENCHMARK PERFORMANCE           ONE     FIVE     TEN
                                YEAR    YEARS    YEARS
------------------------------------------------------
S&P 500(R) Index*               5.49%   12.83%    5.91%



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 12.48% and 5.65% for Initial Class shares and 12.21% and 5.39% for Service Class shares for the five-year and ten-year periods, respectively.

2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from 1/1/98 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




M-284    MainStay VP S&P 500 Index Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)
INITIAL CLASS                  $1,000.00        $985.50         $1.40          $1,023.60         $1.43
--------------------------------------------------------------------------------------------------------

SERVICE CLASS                  $1,000.00        $984.25         $2.65          $1,022.35         $2.70
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.28% for Initial Class and 0.53% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).


                                                  www.mainstayfunds.com    M-285

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(COMPOSITION PIE CHART)

Common Stocks                                   99.1%
Short-Term Investments (collateral from
  securities lending is 3.2%)                      4
Futures Contracts                               (0.0)*
Liabilities in Excess of Cash and Other
  Assets                                        (3.1)





* Less than one-tenth of a percent.

See Portfolio of Investments on page M-288 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  ExxonMobil Corp.
    2.  General Electric Co.
    3.  Microsoft Corp.
    4.  AT&T, Inc.
    5.  Procter & Gamble Co. (The)
    6.  Chevron Corp.
    7.  Johnson & Johnson
    8.  Bank of America Corp.
    9.  Apple, Inc.
   10.  Cisco Systems, Inc.







M-286    MainStay VP S&P 500 Index Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER FRANCIS J. OK OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC.

HOW DID MAINSTAY VP S&P 500 INDEX PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007, MainStay VP S&P 500 Index Portfolio returned 5.22% for Initial Class shares and 4.96% for Service Class shares. Over the same period Initial Class shares outperformed--and Service Class shares underperformed--the 5.12% return of the average Lipper* Variable Products S&P 500 Index Objective Portfolio. Both share classes underperformed the 5.49% return of the S&P 500(R) Index,* the Portfolio's broad-based securities-market index, for the 12 months ended December 31, 2007.

DURING 2007, WHICH S&P 500(R) INDEX SECTORS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH SECTORS WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the greatest positive contributions to the Portfolio's performance during 2007 were energy, information technology and consumer staples. Over the same period, the sectors that were the greatest detractors from the Portfolio's performance were financials, consumer discretionary and telecommunication services.

WHICH S&P 500(R) INDEX SECTORS HAD THE HIGHEST TOTAL RETURNS DURING 2007 AND WHICH SECTORS HAD THE LOWEST TOTAL RETURNS?

During 2007, the strongest-performing sectors on the basis of total return alone were energy, materials and utilities. The sectors with the lowest total returns for the year were financials, consumer discretionary and health care.

WHICH INDIVIDUAL STOCKS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE DURING 2007 AND WHICH STOCKS WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into account, ExxonMobil made the greatest positive contribution to the Portfolio's performance in 2007, followed by Apple and Google. The weakest individual contribution to the Portfolio's performance during 2007 came from Citigroup, followed by Bank of America, and Merrill Lynch & Co.

DURING 2007, WHICH STOCKS HAD THE HIGHEST TOTAL RETURNS AND WHICH INDEX STOCKS HAD THE LOWEST TOTAL RETURNS?

For the 12 months ended December 31, 2007, National Oilwell Varco had the highest total return of any stock in the S&P 500(R) Index. Amazon.com was next, followed by Jacobs Engineering Group. Over the same period, the S&P 500(R) Index stock with the lowest total return was E*TRADE Financial, followed by Countrywide Financial and Circuit City Stores.

WERE THERE ANY CHANGES TO THE S&P 500(R) INDEX* DURING 2007?

During the year, there were 41 additions to and 41 deletions from the S&P 500(R) Index. Significant additions to the Index included NYSE Euronext and American Tower. Bellsouth and Compass Bancshares were both acquired in 2007 and as a result, both stocks were deleted from the Index.



Index portfolios generally seek to reflect the performance of an index or an allocation among indices, unlike other portfolios, whose objectives may in some cases involve seeking to outperform an index or other benchmark. The Portfolio seeks to track the performance and weightings of the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization or face financial difficulties. In addition, Standard & Poor's may occasionally adjust the Index to better reflect the companies that Standard & Poor's believes are most representative of the makeup of the U.S. economy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP S&P 500 INDEX PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                  www.mainstayfunds.com    M-287

PORTFOLIO OF INVESTMENTS+++ DECEMBER 31, 2007




                                   SHARES            VALUE
COMMON STOCKS (99.1%)+
----------------------------------------------------------

AEROSPACE & DEFENSE (2.8%)
Boeing Co. (The)                   85,714   $    7,496,546
General Dynamics Corp.             44,709        3,978,654
Goodrich Corp. (a)                 13,522          954,788
Honeywell International,
  Inc.                             82,368        5,071,398
L-3 Communications Holdings,
  Inc.                             13,643        1,445,339
Lockheed Martin Corp.              38,182        4,019,037
Northrop Grumman Corp.             37,859        2,977,232
Precision Castparts Corp.          15,183        2,105,882
Raytheon Co.                       47,523        2,884,646
Rockwell Collins, Inc.             18,189        1,309,062
United Technologies Corp.         109,295        8,365,439
                                            --------------
                                                40,608,023
                                            --------------

AIR FREIGHT & LOGISTICS (0.9%)
C.H. Robinson Worldwide,
  Inc.                             19,206        1,039,429
Expeditors International of
  Washington, Inc.                 23,401        1,045,557
FedEx Corp.                        34,026        3,034,098
United Parcel Service, Inc.
  Class B                         116,203        8,217,876
                                            --------------
                                                13,336,960
                                            --------------

AIRLINES (0.1%)
Southwest Airlines Co.             82,293        1,003,975
                                            --------------


AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber Co.
  (The) (b)                        26,575          749,946
Johnson Controls, Inc.             65,475        2,359,719
                                            --------------
                                                 3,109,665
                                            --------------

AUTOMOBILES (0.3%)
Ford Motor Co. (a)(b)             231,299        1,556,642
General Motors Corp. (a)           62,386        1,552,788
Harley-Davidson, Inc.              26,665        1,245,522
                                            --------------
                                                 4,354,952
                                            --------------

BEVERAGES (2.4%)
Anheuser-Busch Cos., Inc.          81,274        4,253,881
Brown-Forman Corp. Class B          9,548          707,602
Coca-Cola Co. (The)               219,825       13,490,660
Coca-Cola Enterprises, Inc.        31,361          816,327
Constellation Brands, Inc.
  Class A (b)                      21,230          501,877
Molson Coors Brewing Co.
  Class B                          15,018          775,229
Pepsi Bottling Group, Inc.
  (The)                            15,448          609,578
PepsiCo, Inc.                     178,040       13,513,236
                                            --------------
                                                34,668,390
                                            --------------

BIOTECHNOLOGY (1.1%)
Amgen, Inc. (b)                   120,300        5,586,732
Biogen Idec, Inc. (b)              32,471        1,848,249
Celgene Corp. (b)                  42,152        1,947,844
Genzyme Corp. (b)                  29,460        2,193,002
Gilead Sciences, Inc. (b)         102,449        4,713,678
                                            --------------
                                                16,289,505
                                            --------------

BUILDING PRODUCTS (0.1%)
Masco Corp.                        40,431          873,714
Trane, Inc.                        18,883          882,025
                                            --------------
                                                 1,755,739
                                            --------------

CAPITAL MARKETS (3.3%)
American Capital Strategies,
  Ltd. (a)                         20,695          682,107
Ameriprise Financial, Inc.         25,906        1,427,680
Bank of New York Mellon
  Corp. (The)                     125,264        6,107,873
Bear Stearns Cos., Inc.
  (The) (a)                        12,806        1,130,130
Charles Schwab Corp. (The)        103,533        2,645,268
E*TRADE Financial Corp.
  (a)(b)                           46,451          164,901
Federated Investors, Inc.
  Class B                           9,920          408,307
Franklin Resources, Inc.           17,869        2,044,750
Goldman Sachs Group, Inc.
  (The)                            44,078        9,478,974
Janus Capital Group, Inc.          17,429          572,543
Legg Mason, Inc.                   14,638        1,070,770
Lehman Brothers Holdings,
  Inc.                             58,580        3,833,475
Merrill Lynch & Co., Inc.          95,011        5,100,190
Morgan Stanley (a)                117,544        6,242,762
Northern Trust Corp.               21,126        1,617,829
State Street Corp.                 42,913        3,484,536
T. Rowe Price Group, Inc.          29,044        1,768,199
                                            --------------
                                                47,780,294
                                            --------------

CHEMICALS (1.8%)
Air Products & Chemicals,
  Inc.                             23,717        2,339,208
Ashland, Inc.                       6,228          295,394
Dow Chemical Co. (The)            104,573        4,122,268
E.I. du Pont de Nemours &
  Co.                              99,507        4,387,264
Eastman Chemical Co.                9,215          562,944
Ecolab, Inc.                       19,427          994,857
Hercules, Inc.                     11,859          229,472
International Flavors &
  Fragrances, Inc.                  8,988          432,592
Monsanto Co.                       60,522        6,759,702
PPG Industries, Inc.               17,999        1,264,070
Praxair, Inc.                      35,171        3,120,019
Rohm & Haas Co.                    13,946          740,114
Sigma-Aldrich Corp.                14,512          792,355
                                            --------------
                                                26,040,259
                                            --------------


 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.


M-288    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES            VALUE
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (3.0%)
BB&T Corp.                         60,840   $    1,865,963
Comerica, Inc.                     17,266          751,589
Commerce Bancorp, Inc. (a)         20,979          800,139
Fifth Third Bancorp                58,958        1,481,615
First Horizon National Corp.
  (a)                              13,427          243,700
Huntington Bancshares, Inc.        40,047          591,094
KeyCorp                            43,380        1,017,261
M&T Bank Corp.                      8,500          693,345
Marshall & Ilsley Corp.            29,399          778,485
National City Corp. (a)            69,735        1,147,838
PNC Financial Services
  Group, Inc.                      38,659        2,537,963
Regions Financial Corp. (a)        77,462        1,831,976
SunTrust Banks, Inc.               38,490        2,405,240
Synovus Financial Corp.            36,104          869,384
U.S. Bancorp                      190,209        6,037,234
Wachovia Corp.                    218,725        8,318,112
Wells Fargo & Co.                 373,310       11,270,229
Zions Bancorp. (a)                 12,062          563,175
                                            --------------
                                                43,204,342
                                            --------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Allied Waste Industries,
  Inc. (b)                         31,785          350,271
Avery Dennison Corp.               11,741          623,917
Cintas Corp.                       14,818          498,181
Equifax, Inc.                      14,488          526,784
Monster Worldwide, Inc. (b)        14,600          473,040
Pitney Bowes, Inc.                 24,060          915,242
R.R. Donnelley & Sons Co.          24,481          923,913
Robert Half International,
  Inc.                             18,620          503,485
Waste Management, Inc.             56,932        1,859,968
                                            --------------
                                                 6,674,801
                                            --------------

COMMUNICATIONS EQUIPMENT (2.5%)
Ciena Corp. (a)(b)                  9,179          313,096
 v Cisco Systems, Inc. (b)        670,240       18,143,397
Corning, Inc.                     173,297        4,157,395
JDS Uniphase Corp. (b)             22,897          304,530
Juniper Networks, Inc. (b)         57,685        1,915,142
Motorola, Inc.                    254,639        4,084,410
QUALCOMM, Inc.                    181,198        7,130,141
Tellabs, Inc. (b)                  48,749          318,818
                                            --------------
                                                36,366,929
                                            --------------

COMPUTERS & PERIPHERALS (4.5%)
 v Apple, Inc. (b)                 96,973       19,208,412
Dell, Inc. (b)                    247,942        6,077,058
EMC Corp. (b)                     230,865        4,277,928
Hewlett-Packard Co.               285,440       14,409,011
International Business
  Machines Corp.                  152,627       16,498,979
Lexmark International, Inc.
  Class A (b)                      10,474          365,124
Network Appliance, Inc. (b)        39,225          979,056
QLogic Corp. (b)                   15,072          214,022
SanDisk Corp. (b)                  25,047          830,809
Sun Microsystems, Inc. (b)         91,246        1,654,290
Teradata Corp. (b)                 19,342          530,164
                                            --------------
                                                65,044,853
                                            --------------

CONSTRUCTION & ENGINEERING (0.2%)
Fluor Corp.                         9,682        1,410,861
Jacobs Engineering Group,
  Inc. (b)                         13,100        1,252,491
                                            --------------
                                                 2,663,352
                                            --------------

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co.               11,940          944,335
                                            --------------


CONSUMER FINANCE (0.7%)
American Express Co.              129,362        6,729,411
Capital One Financial Corp.        43,320        2,047,303
Discover Financial Services        52,556          792,544
SLM Corp. (a)                      45,103          908,374
                                            --------------
                                                10,477,632
                                            --------------

CONTAINERS & PACKAGING (0.1%)
Ball Corp.                         11,333          509,985
Bemis Co., Inc. (a)                11,409          312,378
Pactiv Corp. (b)                   14,251          379,504
Sealed Air Corp.                   17,673          408,953
Temple-Inland, Inc.                11,475          239,254
                                            --------------
                                                 1,850,074
                                            --------------

DISTRIBUTORS (0.1%)
Genuine Parts Co.                  18,701          865,856
                                            --------------


DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group, Inc. Class A
  (b)                              15,677        1,099,741
H&R Block, Inc.                    34,976          649,504
                                            --------------
                                                 1,749,245
                                            --------------

DIVERSIFIED FINANCIAL SERVICES (4.4%)
 v Bank of America Corp.          491,478       20,278,382
CIT Group, Inc.                    21,152          508,283
Citigroup, Inc.                   551,513       16,236,543
CME Group, Inc.                     6,071        4,164,706
Guaranty Financial Group,
  Inc. (b)                              1               16
IntercontinentalExchange,
  Inc. (b)                          7,640        1,470,700
JPMorgan Chase & Co.              371,582       16,219,554
Leucadia National Corp.            18,082          851,662
Moody's Corp. (a)                  24,050          858,585
NYSE Euronext                      29,100        2,554,107
                                            --------------
                                                63,142,538
                                            --------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-289


                                   SHARES            VALUE
COMMON STOCKS (CONTINUED)
DIVERSIFIED TELECOMMUNICATION SERVICES (3.2%)
 v AT&T, Inc.                     671,557   $   27,909,909
CenturyTel, Inc.                   12,145          503,532
Citizens Communications Co.        37,099          472,270
Embarq Corp.                       16,600          822,198
Qwest Communications
  International, Inc. (a)(b)      175,999        1,233,753
Verizon Communications, Inc.      319,775       13,970,970
Windstream Corp.                   51,519          670,777
                                            --------------
                                                45,583,409
                                            --------------

ELECTRIC UTILITIES (2.1%)
Allegheny Energy, Inc.             18,281        1,162,854
American Electric Power Co.,
  Inc.                             43,999        2,048,593
Duke Energy Corp.                 138,188        2,787,252
Edison International               35,506        1,894,955
Entergy Corp.                      21,549        2,575,536
Exelon Corp.                       73,072        5,965,598
FirstEnergy Corp.                  33,524        2,425,126
FPL Group, Inc.                    44,830        3,033,646
Pepco Holdings, Inc.               21,100          618,863
Pinnacle West Capital Corp.        10,873          461,124
PPL Corp.                          41,211        2,146,681
Progress Energy, Inc.              28,164        1,363,983
Southern Co. (The)                 83,354        3,229,968
                                            --------------
                                                29,714,179
                                            --------------

ELECTRICAL EQUIPMENT (0.5%)
Cooper Industries, Ltd.
  Class A                          20,134        1,064,686
Emerson Electric Co.               87,513        4,958,487
Rockwell Automation, Inc.          16,804        1,158,804
                                            --------------
                                                 7,181,977
                                            --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc.
  (b)                              42,609        1,565,455
Jabil Circuit, Inc.                22,832          348,645
Molex, Inc.                        15,408          420,638
Tyco Electronics, Ltd.             54,469        2,022,434
                                            --------------
                                                 4,357,172
                                            --------------

ENERGY EQUIPMENT & SERVICES (2.5%)
Baker Hughes, Inc.                 34,962        2,835,418
BJ Services Co.                    32,404          786,121
ENSCO International, Inc.          16,484          982,776
Halliburton Co.                    97,993        3,714,915
Nabors Industries, Ltd. (b)        30,938          847,392
National Oilwell Varco, Inc.
  (b)                              39,153        2,876,179
Noble Corp.                        29,378        1,660,151
Rowan Cos., Inc.                   11,896          469,416
Schlumberger, Ltd.                132,421       13,026,254
Smith International, Inc.          21,801        1,610,004
Transocean, Inc.                   35,169        5,034,442
Weatherford International,
  Ltd. (b)                         37,042        2,541,081
                                            --------------
                                                36,384,149
                                            --------------

FOOD & STAPLES RETAILING (2.4%)
Costco Wholesale Corp.             48,242        3,365,362
CVS Caremark Corp.                163,081        6,482,470
Kroger Co. (The)                   75,308        2,011,477
Safeway, Inc.                      48,359        1,654,361
SUPERVALU, Inc.                    23,046          864,686
Sysco Corp.                        67,268        2,099,434
Walgreen Co.                      109,656        4,175,700
Wal-Mart Stores, Inc.             261,618       12,434,704
Whole Foods Market, Inc. (a)       15,409          628,687
                                            --------------
                                                33,716,881
                                            --------------

FOOD PRODUCTS (1.5%)
Archer-Daniels-Midland Co.         71,391        3,314,684
Campbell Soup Co.                  24,790          885,747
ConAgra Foods, Inc.                54,621        1,299,434
Dean Foods Co.                     14,543          376,082
General Mills, Inc.                37,320        2,127,240
H.J. Heinz Co.                     35,556        1,659,754
Hershey Co. (The)                  18,647          734,692
Kellogg Co.                        29,615        1,552,714
Kraft Foods, Inc. Class A         171,340        5,590,824
McCormick & Co., Inc.              14,344          543,781
Sara Lee Corp.                     79,787        1,281,379
Tyson Foods, Inc. Class A          30,277          464,146
Wm. Wrigley Jr. Co.                23,868        1,397,471
                                            --------------
                                                21,227,948
                                            --------------

GAS UTILITIES (0.1%)
Nicor, Inc. (a)                     4,869          206,202
Questar Corp.                      18,712        1,012,319
                                            --------------
                                                 1,218,521
                                            --------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.7%)
Baxter International, Inc.         70,098        4,069,189
Becton, Dickinson & Co.            26,897        2,248,051
Boston Scientific Corp. (b)       147,610        1,716,704
C.R. Bard, Inc.                    11,277        1,069,060
Covidien, Ltd.                     54,469        2,412,432
Hospira, Inc. (b)                  17,097          729,016
Medtronic, Inc.                   124,878        6,277,617
St. Jude Medical, Inc. (b)         37,082        1,507,012
Stryker Corp.                      26,131        1,952,508
Varian Medical Systems, Inc.
  (b)                              13,945          727,371
Zimmer Holdings, Inc. (b)          26,026        1,721,620
                                            --------------
                                                24,430,580
                                            --------------



M-290    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES            VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (2.4%)
Aetna, Inc.                        55,350   $    3,195,356
AmerisourceBergen Corp.            18,535          831,665
Cardinal Health, Inc.              40,105        2,316,064
CIGNA Corp.                        30,833        1,656,657
Coventry Health Care, Inc.
  (b)                              17,304        1,025,262
Express Scripts, Inc. (b)          28,336        2,068,528
Humana, Inc. (b)                   18,447        1,389,244
Laboratory Corp. of America
  Holdings (b)                     12,888          973,431
McKesson Corp.                     32,534        2,131,302
Medco Health Solutions, Inc.
  (b)                              29,821        3,023,849
Patterson Cos., Inc. (b)           14,913          506,296
Quest Diagnostics, Inc.            17,245          912,261
Tenet Healthcare Corp. (b)         51,278          260,492
UnitedHealth Group, Inc.          143,079        8,327,198
WellPoint, Inc. (b)                62,934        5,521,200
                                            --------------
                                                34,138,805
                                            --------------

HEALTH CARE TECHNOLOGY (0.0%)*
IMS Health, Inc.                   21,742          500,936
                                            --------------


HOTELS, RESTAURANTS & LEISURE (1.4%)
Carnival Corp.                     48,032        2,136,944
Darden Restaurants, Inc.           15,901          440,617
Harrah's Entertainment, Inc.       20,533        1,822,304
International Game
  Technology                       34,968        1,536,144
Marriott International, Inc.
  Class A                          35,189        1,202,760
McDonald's Corp.                  130,875        7,709,846
Starbucks Corp. (b)                82,146        1,681,529
Starwood Hotels & Resorts
  Worldwide, Inc.                  21,902          964,345
Wendy's International, Inc.         9,522          246,048
Wyndham Worldwide Corp.            20,068          472,802
Yum! Brands, Inc.                  56,267        2,153,338
                                            --------------
                                                20,366,677
                                            --------------

HOUSEHOLD DURABLES (0.4%)
Black & Decker Corp.                7,137          497,092
Centex Corp.                       12,925          326,486
D.R. Horton, Inc. (a)              29,729          391,531
Fortune Brands, Inc.               16,666        1,205,952
Harman International
  Industries, Inc.                  7,111          524,152
KB Home (a)                         8,466          182,866
Leggett & Platt, Inc.              19,692          343,428
Lennar Corp. Class A (a)           14,931          267,116
Newell Rubbermaid, Inc.            30,149          780,256
Pulte Homes, Inc.                  23,041          242,852
Snap-on, Inc.                       6,168          297,544
Stanley Works (The)                 9,205          446,258
Whirlpool Corp.                     8,477          691,978
                                            --------------
                                                 6,197,511
                                            --------------

HOUSEHOLD PRODUCTS (2.4%)
Clorox Co. (The)                   15,257          994,299
Colgate-Palmolive Co.              56,238        4,384,314
Kimberly-Clark Corp.               46,814        3,246,083
 v Procter & Gamble Co.
  (The)                           343,425       25,214,264
                                            --------------
                                                33,838,960
                                            --------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
AES Corp. (The) (b)                73,234        1,566,475
Constellation Energy Group,
  Inc.                             19,751        2,025,070
Dynegy, Inc. Class A (b)           54,605          389,880
                                            --------------
                                                 3,981,425
                                            --------------

INDUSTRIAL CONGLOMERATES (3.6%)
3M Co.                             78,985        6,660,015
 v General Electric Co.         1,117,900       41,440,553
Textron, Inc.                      27,525        1,962,533
Tyco International, Ltd.           54,469        2,159,696
                                            --------------
                                                52,222,797
                                            --------------

INSURANCE (4.3%)
ACE, Ltd.                          36,271        2,240,822
Aflac, Inc.                        54,031        3,383,962
Allstate Corp. (The)               63,100        3,295,713
Ambac Financial Group, Inc.
  (a)                              11,257          290,093
American International
  Group, Inc.                     280,864       16,374,371
Aon Corp.                          32,665        1,557,794
Assurant, Inc.                     10,962          733,358
Chubb Corp. (The)                  42,418        2,315,174
Cincinnati Financial Corp.         18,861          745,764
Genworth Financial, Inc.
  Class A                          48,560        1,235,852
Hartford Financial Services
  Group, Inc. (The)                35,040        3,055,138
Lincoln National Corp.             29,810        1,735,538
Loews Corp.                        48,875        2,460,368
Marsh & McLennan Cos., Inc.        57,543        1,523,163
MBIA, Inc. (a)                     13,987          260,578
MetLife, Inc.                      81,576        5,026,713
Principal Financial Group,
  Inc.                             29,259        2,014,190
Progressive Corp. (The)            77,241        1,479,938
Prudential Financial, Inc.         50,513        4,699,730
SAFECO Corp.                       10,438          581,188
Torchmark Corp.                    10,461          633,204
Travelers Cos., Inc. (The)         71,329        3,837,500
Unum Group                         39,549          940,871
XL Capital, Ltd. Class A           20,063        1,009,370
                                            --------------
                                                61,430,392
                                            --------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-291


                                   SHARES            VALUE
COMMON STOCKS (CONTINUED)
INTERNET & CATALOG RETAIL (0.3%)
Amazon.com, Inc. (b)               33,656   $    3,117,892
Expedia, Inc. (b)                  22,733          718,817
IAC/InterActiveCorp. (b)           21,072          567,258
                                            --------------
                                                 4,403,967
                                            --------------

INTERNET SOFTWARE & SERVICES (1.9%)
Akamai Technologies, Inc.
  (a)(b)                           18,079          625,533
eBay, Inc. (b)                    125,739        4,173,277
Google, Inc. Class A (b)           25,628       17,721,249
VeriSign, Inc. (b)                 24,342          915,503
Yahoo!, Inc. (b)                  148,392        3,451,598
                                            --------------
                                                26,887,160
                                            --------------

IT SERVICES (0.8%)
Affiliated Computer
  Services, Inc. Class A (b)       10,735          484,149
Automatic Data Processing,
  Inc.                             58,459        2,603,179
Cognizant Technology
  Solutions Corp. Class A
  (a)(b)                           31,853        1,081,091
Computer Sciences Corp. (b)        18,961          938,001
Convergys Corp. (b)                15,209          250,340
Electronic Data Systems
  Corp.                            56,354        1,168,218
Fidelity National
  Information Services, Inc.       18,756          780,062
Fiserv, Inc. (b)                   18,443        1,023,402
Paychex, Inc.                      37,522        1,359,047
Unisys Corp. (b)                   37,372          176,770
Western Union Co. (The)            84,511        2,051,927
                                            --------------
                                                11,916,186
                                            --------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Brunswick Corp.                    10,348          176,433
Eastman Kodak Co. (a)              31,436          687,505
Hasbro, Inc.                       16,207          414,575
Mattel, Inc.                       40,398          769,178
                                            --------------
                                                 2,047,691
                                            --------------

LIFE SCIENCES TOOLS & SERVICES (0.4%)
Applera Corp.-Applied
  BioSystems Group                 18,612          631,319
Millipore Corp. (b)                 5,946          435,128
PerkinElmer, Inc.                  13,802          359,128
Thermo Fisher Scientific,
  Inc. (b)                         47,001        2,711,018
Waters Corp. (b)                   11,164          882,737
                                            --------------
                                                 5,019,330
                                            --------------

MACHINERY (1.9%)
Caterpillar, Inc.                  70,211        5,094,510
Cummins, Inc. (a)                  11,481        1,462,335
Danaher Corp.                      28,071        2,462,950
Deere & Co.                        48,918        4,555,244
Dover Corp.                        22,567        1,040,113
Eaton Corp.                        16,038        1,554,884
Illinois Tool Works, Inc.          46,176        2,472,263
Ingersoll-Rand Co., Ltd.
  Class A                          30,177        1,402,325
ITT Corp.                          20,216        1,335,065
Manitowoc Co., Inc. (The)          13,900          678,737
PACCAR, Inc.                       40,947        2,230,793
Pall Corp.                         13,638          549,884
Parker Hannifin Corp.              18,563        1,397,980
Terex Corp. (b)                    11,137          730,253
                                            --------------
                                                26,967,336
                                            --------------

MEDIA (2.8%)
CBS Corp. Class B                  75,507        2,057,566
Clear Channel
  Communications, Inc.             54,895        1,894,975
Comcast Corp. Class A (b)         340,139        6,210,938
DIRECTV Group, Inc. (The)
  (b)                              79,045        1,827,520
E.W. Scripps Co. (The) Class
  A                                 9,895          445,374
Gannett Co., Inc.                  25,694        1,002,066
Interpublic Group of Cos.,
  Inc. (The) (b)                   51,268          415,783
McGraw-Hill Cos., Inc. (The)       36,418        1,595,473
Meredith Corp.                      4,213          231,631
New York Times Co. (The)
  Class A (a)                      15,593          273,345
News Corp. Class A                255,112        5,227,245
Omnicom Group, Inc.                36,528        1,736,176
Time Warner, Inc.                 400,217        6,607,583
Viacom, Inc. Class B (b)           72,641        3,190,393
Walt Disney Co. (The)             210,725        6,802,203
Washington Post Co. Class B           317          250,883
                                            --------------
                                                39,769,154
                                            --------------

METALS & MINING (1.0%)
Alcoa, Inc.                        93,910        3,432,411
Allegheny Technologies, Inc.       11,153          963,619
Freeport-McMoRan Copper &
  Gold, Inc. Class B               42,015        4,304,017
Newmont Mining Corp.               49,954        2,439,254
Nucor Corp.                        31,728        1,878,932
Titanium Metals Corp. (a)           9,600          253,920
United States Steel Corp.          12,945        1,565,180
                                            --------------
                                                14,837,333
                                            --------------

MULTILINE RETAIL (0.8%)
Big Lots, Inc. (a)(b)              11,259          180,031
Dillard's, Inc. Class A (a)         6,760          126,953
Family Dollar Stores, Inc.
  (a)                              16,556          318,372
J.C. Penney Co., Inc.              24,670        1,085,233
Kohl's Corp. (b)                   34,970        1,601,626
Macy's, Inc.                       47,756        1,235,448
Nordstrom, Inc.                    20,808          764,278


M-292    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES            VALUE
COMMON STOCKS (CONTINUED)
MULTILINE RETAIL (CONTINUED)
Sears Holdings Corp. (a)(b)         8,302   $      847,219
Target Corp.                       92,021        4,601,050
                                            --------------
                                                10,760,210
                                            --------------

MULTI-UTILITIES (1.1%)
Ameren Corp.                       22,842        1,238,265
CenterPoint Energy, Inc.           35,043          600,287
CMS Energy Corp. (a)               24,109          419,014
Consolidated Edison, Inc.          29,729        1,452,262
Dominion Resources, Inc.           64,254        3,048,852
DTE Energy Co.                     18,786          825,833
Integrys Energy Group, Inc.         8,254          426,649
NiSource, Inc.                     29,669          560,447
PG&E Corp.                         38,915        1,676,847
Public Service Enterprise
  Group, Inc.                      28,039        2,754,551
Sempra Energy                      29,045        1,797,305
TECO Energy, Inc. (a)              22,712          390,874
Xcel Energy, Inc.                  46,229        1,043,389
                                            --------------
                                                16,234,575
                                            --------------

OFFICE ELECTRONICS (0.1%)
Xerox Corp.                       102,753        1,663,571
                                            --------------


OIL, GAS & CONSUMABLE FUELS (10.2%)
Anadarko Petroleum Corp.           51,087        3,355,905
Apache Corp.                       36,595        3,935,426
Chesapeake Energy Corp. (a)        50,240        1,969,408
 v Chevron Corp.                  233,812       21,821,674
ConocoPhillips                    177,098       15,637,753
CONSOL Energy, Inc.                20,041        1,433,332
Devon Energy Corp.                 49,175        4,372,149
El Paso Corp.                      75,862        1,307,861
EOG Resources, Inc.                27,229        2,430,188
 v ExxonMobil Corp.               604,369       56,623,332
Hess Corp.                         30,441        3,070,279
Marathon Oil Corp.                 78,753        4,792,908
Murphy Oil Corp.                   20,692        1,755,509
Noble Energy, Inc.                 18,858        1,499,588
Occidental Petroleum Corp.         91,409        7,037,579
Peabody Energy Corp.               28,813        1,776,033
Range Resources Corp.              13,100          672,816
Spectra Energy Corp.               69,639        1,798,079
Sunoco, Inc.                       13,434          973,159
Tesoro Corp.                       15,086          719,602
Valero Energy Corp.                60,974        4,270,009
Williams Cos., Inc.                65,690        2,350,388
XTO Energy, Inc.                   53,160        2,730,298
                                            --------------
                                               146,333,275
                                            --------------

PAPER & FOREST PRODUCTS (0.3%)
International Paper Co. (a)        47,246        1,529,825
MeadWestvaco Corp.                 19,650          615,045
Weyerhaeuser Co.                   23,218        1,712,095
                                            --------------
                                                 3,856,965
                                            --------------

PERSONAL PRODUCTS (0.2%)
Avon Products, Inc.                47,589        1,881,193
Estee Lauder Cos., Inc.
  (The) Class A                    12,773          557,031
                                            --------------
                                                 2,438,224
                                            --------------

PHARMACEUTICALS (6.3%)
Abbott Laboratories               170,962        9,599,516
Allergan, Inc.                     33,596        2,158,207
Barr Pharmaceuticals, Inc.
  (b)                              12,041          639,377
Bristol-Myers Squibb Co.          217,883        5,778,257
Eli Lilly & Co.                   108,730        5,805,095
Forest Laboratories, Inc.
  (b)                              34,623        1,262,008
 v Johnson & Johnson              316,910       21,137,897
King Pharmaceuticals, Inc.
  (b)                              26,401          270,346
Merck & Co., Inc.                 240,980       14,003,348
Mylan, Inc. (a)                    33,310          468,339
Pfizer, Inc.                      756,287       17,190,404
Schering-Plough Corp.             178,474        4,754,547
Watson Pharmaceuticals, Inc.
  (b)                              11,130          302,068
Wyeth                             148,195        6,548,737
                                            --------------
                                                89,918,146
                                            --------------

REAL ESTATE INVESTMENT TRUSTS (1.0%)
Apartment Investment &
  Management Co. Class A (a)       10,540          366,054
AvalonBay Communities, Inc.
  (a)                               8,806          828,997
Boston Properties, Inc. (a)        13,011        1,194,540
Developers Diversified
  Realty Corp.                     14,063          538,472
Equity Residential (a)             30,485        1,111,788
General Growth Properties,
  Inc. (a)                         26,878        1,106,836
Host Hotels & Resorts, Inc.
  (a)                              56,892          969,440
Kimco Realty Corp. (a)             27,789        1,011,520
Plum Creek Timber Co., Inc.
  (a)                              19,536          899,437
ProLogis (a)                       28,007        1,775,084
Public Storage                     13,719        1,007,112
Simon Property Group, Inc.         24,596        2,136,409
Vornado Realty Trust               14,730        1,295,504
                                            --------------
                                                14,241,193
                                            --------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%)*
CB Richard Ellis Group, Inc.
  Class A (a)(b)                   21,764          469,014
Forestar Real Estate Group,
  Inc. (b)                              1               24
                                            --------------
                                                   469,038
                                            --------------

ROAD & RAIL (0.8%)
Burlington Northern Santa Fe
  Corp.                            33,142        2,758,409
CSX Corp.                          46,485        2,044,410
Norfolk Southern Corp.             43,329        2,185,515

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-293


                                   SHARES            VALUE
COMMON STOCKS (CONTINUED)
ROAD & RAIL (CONTINUED)
Ryder System, Inc.                  6,828   $      320,984
Union Pacific Corp.                29,091        3,654,411
                                            --------------
                                                10,963,729
                                            --------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.7%)
Advanced Micro Devices, Inc.
  (a)(b)                           65,979          494,843
Altera Corp.                       36,967          714,202
Analog Devices, Inc.               34,295        1,087,152
Applied Materials, Inc.           151,520        2,690,995
Broadcom Corp. Class A (b)         51,709        1,351,673
Intel Corp.                       647,389       17,259,391
KLA-Tencor Corp.                   20,086          967,342
Linear Technology Corp. (a)        24,483          779,294
LSI Corp. (b)                      78,580          417,260
MEMC Electronic Materials,
  Inc. (b)                         25,355        2,243,664
Microchip Technology, Inc.
  (a)                              24,084          756,719
Micron Technology, Inc. (b)        82,237          596,218
National Semiconductor Corp.       26,379          597,221
Novellus Systems, Inc. (b)         13,416          369,879
NVIDIA Corp. (b)                   61,436        2,090,053
Teradyne, Inc. (b)                 21,456          221,855
Texas Instruments, Inc.           154,774        5,169,452
Xilinx, Inc.                       32,781          716,920
                                            --------------
                                                38,524,133
                                            --------------

SOFTWARE (3.7%)
Adobe Systems, Inc. (b)            63,466        2,711,902
Autodesk, Inc. (b)                 25,144        1,251,165
BMC Software, Inc. (b)             22,318          795,414
CA, Inc.                           42,778        1,067,311
Citrix Systems, Inc. (b)           20,989          797,792
Compuware Corp. (b)                33,061          293,582
Electronic Arts, Inc. (b)          34,301        2,003,521
Intuit, Inc. (b)                   37,256        1,177,662
 v Microsoft Corp.                890,906       31,716,254
Novell, Inc. (b)                   36,857          253,208
Oracle Corp. (b)                  436,187        9,849,102
Symantec Corp. (b)                 95,889        1,547,648
                                            --------------
                                                53,464,561
                                            --------------

SPECIALTY RETAIL (1.5%)
Abercrombie & Fitch Co.
  Class A                           9,545          763,314
AutoNation, Inc. (b)               16,648          260,708
AutoZone, Inc. (b)                  5,010          600,749
Bed Bath & Beyond, Inc. (b)        30,060          883,463
Best Buy Co., Inc.                 38,622        2,033,448
Circuit City Stores, Inc.
  (a)                              18,614           78,179
GameStop Corp. Class A (b)         20,000        1,242,200
Gap, Inc. (The)                    51,551        1,097,005
Home Depot, Inc. (The)            185,894        5,007,984
Limited Brands, Inc. (a)           35,149          665,371
Lowe's Cos., Inc.                 162,846        3,683,577
Office Depot, Inc. (b)             30,868          429,374
OfficeMax, Inc.                     8,095          167,243
RadioShack Corp. (a)               14,572          245,684
Sherwin-Williams Co. (The)
  (a)                              11,984          695,551
Staples, Inc.                      79,059        1,823,891
Tiffany & Co.                      15,031          691,877
TJX Cos., Inc.                     48,905        1,405,041
                                            --------------
                                                21,774,659
                                            --------------

TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach, Inc. (b)                    41,151        1,258,398
Jones Apparel Group, Inc.          10,309          164,841
Liz Claiborne, Inc. (a)            11,242          228,775
NIKE, Inc. Class B                 42,604        2,736,881
Polo Ralph Lauren Corp.             6,550          404,725
VF Corp.                            9,915          680,764
                                            --------------
                                                 5,474,384
                                            --------------

THRIFTS & MORTGAGE FINANCE (0.7%)
Countrywide Financial Corp.
  (a)                              64,599          577,515
Fannie Mae                        108,213        4,326,356
Freddie Mac                        73,140        2,491,880
Hudson City Bancorp, Inc.          58,252          874,945
MGIC Investment Corp. (a)           9,178          205,863
Sovereign Bancorp, Inc. (a)        39,031          444,953
Washington Mutual, Inc. (a)        96,526        1,313,719
                                            --------------
                                                10,235,231
                                            --------------

TOBACCO (1.4%)
Altria Group, Inc.                233,245       17,628,657
Reynolds American, Inc. (a)        18,619        1,228,109
UST, Inc. (a)                      17,510          959,548
                                            --------------
                                                19,816,314
                                            --------------

TRADING COMPANIES & DISTRIBUTORS (0.0%)*
W.W. Grainger, Inc.                 7,463          653,162
                                            --------------


WIRELESS TELECOMMUNICATION SERVICES (0.4%)
American Tower Corp. Class A
  (a)(b)                           45,000        1,917,000
Sprint Nextel Corp.               313,419        4,115,192
                                            --------------
                                                 6,032,192
                                            --------------
Total Common Stocks
  (Cost $880,999,646)                        1,423,125,757(e)
                                            --------------





M-294    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES            VALUE
SHORT-TERM INVESTMENTS (4.0%)
----------------------------------------------------------

INVESTMENT COMPANY (3.2%)
State Street Navigator
  Securities Lending Prime
  Portfolio (c)                46,313,536   $   46,313,536
                                            --------------
Total Investment Company
  (Cost $46,313,536)                            46,313,536
                                            --------------

                                PRINCIPAL
                                   AMOUNT
U.S. GOVERNMENT (0.8%)
United States Treasury Bills
  3.215%, due 4/24/08 (d)     $ 2,320,000        2,296,879
  3.216%, due 4/17/08           8,800,000        8,717,606
                                            --------------
Total U.S. Government
  (Cost $11,022,844)                            11,014,485
                                            --------------
Total Short-Term Investments
  (Cost $57,336,380)                            57,328,021
                                            --------------
Total Investments
  (Cost $938,336,026) (g)           103.1%   1,480,453,778

Liabilities in Excess of
  Cash and Other Assets              (3.1)     (44,943,336)
                              -----------   --------------
Net Assets                          100.0%  $1,435,510,442
                              ===========   ==============




                            CONTRACTS         UNREALIZED
                                 LONG   DEPRECIATION (f)
FUTURES CONTRACTS (-0.0%)*
--------------------------------------------------------

Standard & Poor's 500
  Index
  Mini March 2008                 144          $(195,020)
                                               ---------
Total Futures Contracts
  (Settlement Value
  $10,635,840) (e)                             $(195,020)
                                               =========






*    Less than one-tenth of a percent.
+++ All of the Portfolio's liquid assets are "earmarked" to cover potential senior securities transactions which may include, but are not limited to, swaps, forwards, TBA's, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Portfolio's potential senior
     securities holdings to ensure proper
     coverage for these transactions.
(a)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $44,472,009; cash collateral of
     $46,313,536 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)  Non-income producing security.
(c)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(d)  Segregated as collateral for futures
     contracts.
(e)  The combined market value of common
     stocks and settlement value of Standard &
     Poor's 500 Index futures contracts
     represents 99.9% of net assets.
(f)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at December 31, 2007.
(g)  At December 31, 2007, cost is
     $961,171,348 for federal income tax
     purposes and net unrealized appreciation is as follows:



    Gross unrealized appreciation    $589,394,933
    Gross unrealized depreciation     (70,112,503)
                                     ------------
    Net unrealized appreciation      $519,282,430
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-295

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in securities, at value
  (identified cost
  $938,336,026) including
  $44,472,009 market
  value of securities loaned        $1,480,453,778
Cash                                        47,235
Receivables:
  Investment securities sold             2,237,466
  Dividends and interest                 2,102,440
  Fund shares sold                         293,841
Other assets                                 2,751
                                    --------------
     Total assets                    1,485,137,511
                                    --------------

LIABILITIES:
Securities lending collateral           46,313,536
Payables:
  Investment securities purchased        2,103,052
  Fund shares redeemed                     520,930
  Administrator (See Note 3)               246,871
  Shareholder communication                183,741
  NYLIFE Distributors (See Note 3)          64,309
  Variation margin on futures
     contracts                              61,252
  Professional fees                         53,522
  Adviser (See Note 3)                      52,091
  Custodian                                 17,436
Accrued expenses                            10,329
                                    --------------
     Total liabilities                  49,627,069
                                    --------------
Net assets                          $1,435,510,442
                                    ==============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                        $      478,221
Additional paid-in capital           1,004,869,483
                                    --------------
                                     1,005,347,704
Accumulated undistributed net
  investment income                     25,346,958
Accumulated net realized loss on
  investments and futures
  transactions                        (137,106,952)
Net unrealized appreciation on
  investments and futures
  contracts                            541,922,732
                                    --------------
Net assets                          $1,435,510,442
                                    ==============
INITIAL CLASS
Net assets applicable to
  outstanding shares                $1,134,325,323
                                    ==============
Shares of capital stock
  outstanding                           37,752,903
                                    ==============
Net asset value per share
  outstanding                       $        30.05
                                    ==============
SERVICE CLASS
Net assets applicable to
  outstanding shares                $  301,185,119
                                    ==============
Shares of capital stock
  outstanding                           10,069,149
                                    ==============
Net asset value per share
  outstanding                       $        29.91
                                    ==============







M-296    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Dividends                           $29,290,883
  Interest                              1,312,567
  Income from securities
     loaned--net                          151,992
                                      -----------
     Total income                      30,755,442
                                      -----------
EXPENSES:
  Administration (See Note 3)           3,048,978
  Advisory (See Note 3)                 1,393,367
  Distribution and service--Service
     Class
     (See Note 3)                         741,099
  Shareholder communication               289,110
  Professional fees                       161,557
  Directors                                81,924
  Custodian                                49,614
  Miscellaneous                            65,789
                                      -----------
     Total expenses before waiver       5,831,438
  Expense waiver from Manager (See
     Note 3)                             (762,245)
                                      -----------
     Net expenses                       5,069,193
                                      -----------
Net investment income                  25,686,249
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                21,584,498
  Futures transactions                   (274,054)
                                      -----------
Net realized gain on investments
  and futures transactions             21,310,444
                                      -----------
Net change in unrealized
  appreciation on:
  Security transactions                32,015,430
  Futures contracts                      (218,057)
                                      -----------
Net change in unrealized
  appreciation on investments and
  futures contracts                    31,797,373
                                      -----------
Net realized and unrealized gain on
  investments and futures
  transactions                         53,107,817
                                      -----------
Net increase in net assets
  resulting from operations           $78,794,066
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-297

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006



                                       2007             2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income       $   25,686,249   $   23,413,955
 Net realized gain (loss)
  on investments and
  futures transactions           21,310,444      (25,912,307)
 Net change in unrealized
  appreciation on
  investments and futures
  contracts                      31,797,373      210,393,891
                             -------------------------------
 Net increase in net
  assets resulting from
  operations                     78,794,066      207,895,539
                             -------------------------------

Dividends to shareholders:
 From net investment income:
    Initial Class               (18,818,225)      (6,263,748)
    Service Class                (4,290,898)        (944,308)
                             -------------------------------
 Total dividends to
  shareholders                  (23,109,123)      (7,208,056)
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         97,322,390      100,588,969
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      23,109,123        7,208,056
 Cost of shares redeemed       (256,587,460)    (233,904,083)
                             -------------------------------
    Decrease in net assets
     derived from capital
     share transactions        (136,155,947)    (126,107,058)
                             -------------------------------
    Net increase (decrease)
     in net assets              (80,471,004)      74,580,425

NET ASSETS:
Beginning of year             1,515,981,446    1,441,401,021
                             -------------------------------
End of year                  $1,435,510,442   $1,515,981,446
                             ===============================
Accumulated undistributed
 net investment income at
 end of year                 $   25,346,958   $   23,131,898
                             ===============================








M-298    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-299

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       INITIAL CLASS
                            ------------------------------------------------------------------



                                                  YEAR ENDED DECEMBER 31,
                            ------------------------------------------------------------------

                               2007          2006          2005          2004          2003

Net asset value at
  beginning of period       $    29.01    $    25.25    $    24.38    $    22.40    $    17.68
                            ----------    ----------    ----------    ----------    ----------
Net investment income (b)         0.53          0.44          0.41          0.37(c)       0.27
Net realized and
  unrealized gain on
  investments                     1.00          3.47          0.76          1.98          4.72
                            ----------    ----------    ----------    ----------    ----------
Total from investment
  operations                      1.53          3.91          1.17          2.35          4.99
                            ----------    ----------    ----------    ----------    ----------
Less dividends and
  distributions:
  From net investment
     income                      (0.49)        (0.15)        (0.30)        (0.37)        (0.27)
  Return of capital                 --            --            --            --         (0.00)(d)
                            ----------    ----------    ----------    ----------    ----------
Total dividends and
  distributions                  (0.49)        (0.15)        (0.30)        (0.37)        (0.27)
                            ----------    ----------    ----------    ----------    ----------
Net asset value at end of
  period                    $    30.05    $    29.01    $    25.25    $    24.38    $    22.40
                            ==========    ==========    ==========    ==========    ==========
Total investment return           5.22%        15.45%         4.77%(e)     10.49%        28.19%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           1.73%         1.66%         1.68%         1.64%(c)      1.40%
  Net expenses                    0.28%         0.35%         0.19%         0.39%         0.39%
  Expenses (before
     waiver/reimbursement)        0.33%         0.35%         0.34%         0.39%         0.39%
Portfolio turnover rate              4%            5%            5%            3%            3%
Net assets at end of
  period (in 000's)         $1,134,325    $1,241,402    $1,227,193    $1,322,061    $1,239,412




(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per share and 0.32%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid
     $3.00 per share.
(d)  Less than one cent per share.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.62% and 4.35% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(f)  Total return is not annualized.
(g)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.





M-300    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                              SERVICE CLASS
      ------------------------------------------------------------
                                                         JUNE 5,
                                                         2003(A)
                                                         THROUGH
                 YEAR ENDED DECEMBER 31,              DECEMBER 31,
      ------------------------------------------------------------

        2007        2006        2005        2004          2003

      $  28.90    $  25.18    $  24.34    $  22.38       $ 19.95
      --------    --------    --------    --------       -------
          0.45        0.38        0.35        0.34(c)       0.12
          0.99        3.44        0.74        1.95          2.56
      --------    --------    --------    --------       -------
          1.44        3.82        1.09        2.29          2.68
      --------    --------    --------    --------       -------

         (0.43)      (0.10)      (0.25)      (0.33)        (0.25)
            --          --          --          --         (0.00)(d)
      --------    --------    --------    --------       -------
         (0.43)      (0.10)      (0.25)      (0.33)        (0.25)
      --------    --------    --------    --------       -------
      $  29.91    $  28.90    $  25.18    $  24.34       $ 22.38
      ========    ========    ========    ========       =======
          4.96%      15.16%       4.47%(e)   10.22%        13.50%(f)

          1.49%       1.41%       1.43%       1.39%(c)      1.15%+(g)
          0.53%       0.60%       0.44%       0.64%         0.64%+
          0.58%       0.60%       0.59%       0.64%         0.64%+
             4%          5%          5%          3%            3%
      $301,185    $274,579    $214,208    $147,699       $39,440




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-301

MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      FIVE      SINCE
TOTAL RETURNS                 YEAR    YEARS    INCEPTION
--------------------------------------------------------
After Portfolio operating
  expenses                   -3.19%   10.67%      2.40%




                                            (After Portfolio operating expenses)

                              MAINSTAY VP
                               SMALL CAP       RUSSELL 2000    RUSSELL 2000
                           GROWTH PORTFOLIO        INDEX       GROWTH INDEX
                           ----------------    ------------    ------------
7/2/01                           10000             10000           10000
                                  9548              9591            9074
                                  7027              7627            6328
                                  9956             11231            9400
                                 10892             13289           10744
                                 11334             13894           11191
                                 12051             16446           12684
12/31/07                         11667             16189           13578






SERVICE CLASS(1)                                                 AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      FIVE      SINCE
TOTAL RETURNS                 YEAR    YEARS    INCEPTION
--------------------------------------------------------
After Portfolio operating
  expenses                   -3.43%   10.40%      2.14%




                                            (After Portfolio operating expenses)

                            MAINSTAY VP
                             SMALL CAP       RUSSELL 2000    RUSSELL 2000
                         GROWTH PORTFOLIO        INDEX       GROWTH INDEX
                         ----------------    ------------    ------------
7/2/01                         10000             10000           10000
                                9536              9591            9074
                                7000              7627            6328
                                9894             11231            9400
                               10798             13289           10744
                               11209             13894           11191
                               11888             16446           12684
12/31/07                       11480             16189           13578







 BENCHMARK PERFORMANCE    ONE      FIVE      SINCE
                          YEAR    YEARS    INCEPTION
----------------------------------------------------
Russell 2000(R) Growth
  Index*                  7.05%   16.50%      4.82%
Russell 2000(R) Index*   -1.57%   16.25%      7.69%



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from inception (7/2/01) through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




M-302    MainStay VP Small Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)
INITIAL CLASS                  $1,000.00        $912.50         $4.63          $1,020.20         $4.89
--------------------------------------------------------------------------------------------------------

SERVICE CLASS                  $1,000.00        $911.25         $5.83          $1,018.95         $6.16
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.96% for Initial Class and 1.21% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).


                                                  www.mainstayfunds.com    M-303

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(COMPOSITION PIE CHART)

Common Stocks                                    94.9%
Short-Term Investments (collateral from
  securities lending is 24.2%)                   31.6
Liabilities in Excess of Cash and Other
  Assets                                        (26.5)





See Portfolio of Investments on page M-307 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  Central European Distribution Corp.
    2.  PAREXEL International Corp.
    3.  Atwood Oceanics, Inc.
    4.  Triumph Group, Inc.
    5.  Dawson Geophysical Co.
    6.  optionsXpress Holdings, Inc.
    7.  Hittite Microwave Corp.
    8.  Amedisys, Inc.
    9.  Layne Christensen Co.
   10.  NETGEAR, Inc.







M-304    MainStay VP Small Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY EDMUND C. SPELMAN AND DENISE E. HIGGINS, CFA, OF MACKAY SHIELDS LLC.

HOW DID MAINSTAY VP SMALL CAP GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007, MainStay VP Small Cap Growth Portfolio returned -3.19% for Initial Class shares and -3.43% for Service Class shares. Both share classes underperformed the 9.09% return of the average Lipper* Variable Products Small-Cap Growth Portfolio and the 7.05% return of the Russell 2000(R) Growth Index* for the 12 months ended December 31, 2007. The Russell 2000(R) Growth Index is the Portfolio's broad-based securities-market index.

WERE THERE ANY CHANGES IN THE PORTFOLIO'S MANAGEMENT DURING 2007?

Denise E. Higgins, CFA, began serving as a portfolio manager of the Portfolio effective August 1, 2007.

WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO'S RELATIVE PERFORMANCE IN 2007?

Unfavorable stock selection in information technology, consumer discretionary and industrials detracted from the Portfolio's relative performance during the year, as did an underweight position in health care. Favorable stock selection in the energy and consumer staples sectors helped the Portfolio's relative performance. An overweight position in the energy sector also helped the Portfolio's relative results, as did an underweight position in consumer discretionary stocks.

WHAT WERE SOME OF THE PORTFOLIO'S STOCK-SPECIFIC SUCCESS STORIES DURING 2007 AND WHICH STOCKS LOST GROUND?

Top performers during the year included Central European Distribution, Atwood Oceanics, Dawson Geophysical, PAREXEL International and NATCO Group. The shares of Central European Distribution, an international distributor of alcoholic beverages, rose in response to strong growth in Poland and other European countries and because of the company's continuing capacity expansion. High energy prices resulted in strong demand for the products and services of offshore contract driller Atwood Oceanics, seismic data services provider Dawson Geophysical, and oil, gas and water-separation equipment provider NATCO Group. Contract research organization PAREXEL International benefited from outsourcing trends by pharmaceutical customers. The company has experienced strong growth in revenues and earnings.

The Portfolio's weakest performers included integrated-circuit manufacturer Trident Microsystems, regional retailer Bon-Ton Stores, cosmetic laser manufacturer Palomar Medical Technologies and specialty retailers Children's Place Retail Stores and Casual Male Retail Group. Each of these companies reported weaker-than-expected earnings growth during 2007. Trident Microsystems faced competition from lower-priced competitors; Palomar Medical suffered from slower-than-expected demand for its laser products; and Bon-Ton Stores, Children's Place and Casual Male Retail Group all declined on weakness in retail sales.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING 2007?

Central European Distribution and NATCO Group were both new purchases during the year. The Portfolio also established positions in aerospace supplier Triumph Group and home health care provider Amedisys and recycled/after-market auto parts supplier LKQ Corp. Each of these purchases contributed positively to the Portfolio's performance in 2007.

We eliminated several of the Portfolio's poor performers, including Trident Microsystems, Palomar Medical Technologies, Bon-Ton Stores and Casual Male Retail Group. We also sold the Portfolio's positions in oil services firm Hydril and technology supplier Novatel, both of which received takeover offers during the year.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING 2007?

During the year, we increased the Portfolio's weightings in the consumer staples, energy, industrials, telecommunication services, materials and health care sectors. We decreased the Portfolio's weightings in consumer discretionary, information technology and financials.



Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.


                                                  www.mainstayfunds.com    M-305

HOW WAS THE PORTFOLIO POSITIONED AT YEAR-END 2007?

As of December 31, 2007, the Portfolio was overweight relative to the Russell 2000(R) Growth Index in energy, consumer staples, industrials and telecommunications services. On the same date, the Portfolio was underweight in consumer discretionary, health care, information technology, materials and financials. The Portfolio had no holdings in the utilities sector. Overall, the Portfolio's relative sector positioning had a modestly negative effect on performance for the year.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP SMALL CAP GROWTH PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.




M-306    MainStay VP Small Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2007




                                    SHARES          VALUE
COMMON STOCKS (94.9%)+
---------------------------------------------------------

AEROSPACE & DEFENSE (5.7%)
AAR Corp. (a)(b)                    73,400   $  2,791,402
Alliant Techsystems, Inc. (a)       10,400      1,183,104
Ceradyne, Inc. (a)                  37,850      1,776,301
 v Triumph Group, Inc. (b)          40,800      3,359,880
                                             ------------
                                                9,110,687
                                             ------------

AIR FREIGHT & LOGISTICS (1.2%)
HUB Group, Inc. Class A (a)         72,100      1,916,418
                                             ------------


AIRLINES (1.5%)
Republic Airways Holdings,
  Inc. (a)                         120,900      2,368,431
                                             ------------


BEVERAGES (2.6%)
 v Central European
  Distribution Corp. (a)            72,100      4,187,568
                                             ------------


BIOTECHNOLOGY (1.5%)
Alexion Pharmaceuticals, Inc.
  (a)                               10,600        795,318
BioMarin Pharmaceuticals,
  Inc. (a)                          22,600        800,040
LifeCell Corp. (a)                  17,700        763,047
                                             ------------
                                                2,358,405
                                             ------------

CAPITAL MARKETS (3.5%)
Affiliated Managers Group,
  Inc. (a)(b)                        6,900        810,474
Cohen & Steers, Inc. (b)            52,100      1,561,437
 v optionsXpress Holdings,
  Inc. (b)                          94,400      3,192,608
                                             ------------
                                                5,564,519
                                             ------------

CHEMICALS (1.3%)
CF Industries Holdings, Inc.         7,400        814,444
Zoltek Cos., Inc. (a)               28,100      1,204,647
                                             ------------
                                                2,019,091
                                             ------------

COMMERCIAL BANKS (0.5%)
Frontier Financial Corp. (b)        41,800        776,226
                                             ------------


COMMERCIAL SERVICES & SUPPLIES (4.8%)
FTI Consulting, Inc. (a)            19,900      1,226,636
Interface, Inc. Class A            111,750      1,823,760
Knoll, Inc.                         95,000      1,560,850
 v Layne Christensen Co. (a)        61,500      3,026,415
                                             ------------
                                                7,637,661
                                             ------------

COMMUNICATIONS EQUIPMENT (1.8%)
 v NETGEAR, Inc. (a)(b)             81,600      2,910,672
                                             ------------


COMPUTERS & PERIPHERALS (0.2%)
STEC, Inc. (a)(b)                   29,700        259,578
                                             ------------


CONSTRUCTION & ENGINEERING (0.9%)
Quanta Services, Inc. (a)           56,100      1,472,064
                                             ------------


CONSUMER FINANCE (1.1%)
Cash America International,
  Inc.                              14,900        481,270
EZCORP, Inc. Class A (a)            64,400        727,076
World Acceptance Corp. (a)(b)       22,200        598,956
                                             ------------
                                                1,807,302
                                             ------------

DISTRIBUTORS (0.8%)
LKQ Corp. (a)                       63,600      1,336,872
                                             ------------


DIVERSIFIED CONSUMER SERVICES (0.7%)
Capella Education Co. (a)           17,100      1,119,366
                                             ------------


DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)
NTELOS Holdings Corp.               70,000      2,078,300
                                             ------------


ELECTRICAL EQUIPMENT (1.4%)
II-VI, Inc. (a)                     74,800      2,285,140
                                             ------------


ELECTRONIC EQUIPMENT & INSTRUMENTS (4.1%)
Benchmark Electronics, Inc.
  (a)                               44,800        794,304
FLIR Systems, Inc. (a)              25,600        801,280
OYO Geospace Corp. (a)(b)           28,800      2,170,368
Rogers Corp. (a)                    17,900        776,323
Technitrol, Inc.                    70,000      2,000,600
                                             ------------
                                                6,542,875
                                             ------------

ENERGY EQUIPMENT & SERVICES (13.3%)
 v Atwood Oceanics, Inc.
  (a)(b)                            34,200      3,428,208
 v Dawson Geophysical Co. (a)       46,000      3,287,160
Dril-Quip, Inc. (a)                 42,700      2,376,682
Gulf Island Fabrication, Inc.       45,400      1,439,634
Gulfmark Offshore, Inc. (a)         44,700      2,091,513
Hornbeck Offshore Services,
  Inc. (a)(b)                       46,800      2,103,660
Lufkin Industries, Inc.             28,800      1,649,952
NATCO Group, Inc. Class A (a)       52,600      2,848,290
W-H Energy Services, Inc. (a)       34,400      1,933,624
                                             ------------
                                               21,158,723
                                             ------------

FOOD PRODUCTS (1.1%)
Sanderson Farms, Inc. (b)           50,000      1,689,000
                                             ------------



 +  Percentages indicated are based on Portfolio net assets.
v Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-307


                                    SHARES          VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE EQUIPMENT & SUPPLIES (3.6%)
Gen-Probe, Inc. (a)                 19,000   $  1,195,670
Hologic, Inc. (a)                   11,600        796,224
Immucor, Inc. (a)                   73,400      2,494,866
Inverness Medical
  Innovations, Inc. (a)             22,100      1,241,578
                                             ------------
                                                5,728,338
                                             ------------

HEALTH CARE PROVIDERS & SERVICES (5.3%)
 v Amedisys, Inc. (a)(b)            65,200      3,163,504
AMERIGROUP Corp. (a)(b)             45,100      1,643,895
Bio-Reference Laboratories,
  Inc. (a)                          53,300      1,741,844
Healthspring, Inc. (a)             102,800      1,958,340
                                             ------------
                                                8,507,583
                                             ------------

HOTELS, RESTAURANTS & LEISURE (0.8%)
WMS Industries, Inc. (a)            34,700      1,271,408
                                             ------------


HOUSEHOLD DURABLES (1.0%)
Tempur-Pedic International,
  Inc. (b)                          59,400      1,542,618
                                             ------------


INSURANCE (1.4%)
Tower Group, Inc.                   67,200      2,244,480
                                             ------------


INTERNET & CATALOG RETAIL (0.8%)
Priceline.com, Inc. (a)             10,300      1,183,058
                                             ------------


INTERNET SOFTWARE & SERVICES (1.3%)
Equinix, Inc. (a)(b)                19,600      1,980,972
                                             ------------


IT SERVICES (1.8%)
CyberSource Corp. (a)               44,000        781,880
Ness Technologies, Inc. (a)         38,700        357,201
Sykes Enterprises, Inc. (a)         97,300      1,751,400
                                             ------------
                                                2,890,481
                                             ------------

LIFE SCIENCES TOOLS & SERVICES (2.8%)
ICON PLC, Sponsored ADR
  (a)(c)                            15,200        940,272
 v PAREXEL International
  Corp. (a)                         74,000      3,574,200
                                             ------------
                                                4,514,472
                                             ------------

MACHINERY (1.8%)
Bucyrus International, Inc.
  Class A                            8,000        795,120
Gardner Denver, Inc. (a)            26,400        871,200
Middleby Corp. (The) (a)            16,200      1,241,244
                                             ------------
                                                2,907,564
                                             ------------

METALS & MINING (1.2%)
RTI International Metals,
  Inc. (a)                          27,400      1,888,682
                                             ------------


MISCELLANEOUS--MANUFACTURING (0.8%)
Actuant Corp. Class A               36,600      1,244,766
                                             ------------


OIL, GAS & CONSUMABLE FUELS (1.5%)
Mariner Energy, Inc. (a)            35,200        805,376
Swift Energy Co. (a)                37,300      1,645,303
                                             ------------
                                                2,450,679
                                             ------------

PERSONAL PRODUCTS (2.2%)
American Oriental
  Bioengineering, Inc. (a)(b)      143,600      1,591,088
Chattem, Inc. (a)(b)                26,200      1,979,148
                                             ------------
                                                3,570,236
                                             ------------

PHARMACEUTICALS (2.5%)
Par Pharmaceutical Cos., Inc.
  (a)                               89,100      2,138,400
Sciele Pharma, Inc. (a)(b)          87,200      1,783,240
                                             ------------
                                                3,921,640
                                             ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (8.0%)
Diodes, Inc. (a)(b)                 90,674      2,726,567
 v Hittite Microwave Corp.
  (a)                               66,300      3,166,488
Skyworks Solutions, Inc. (a)       303,000      2,575,500
Supertex, Inc. (a)(b)               20,500        641,445
Tessera Technologies, Inc.
  (a)                               51,900      2,159,040
Ultra Clean Holdings, Inc.
  (a)                               21,000        256,200
Varian Semiconductor
  Equipment Associates, Inc.
  (a)                               33,500      1,239,500
                                             ------------
                                               12,764,740
                                             ------------

SOFTWARE (2.4%)
Mentor Graphics Corp. (a)          116,100      1,251,558
MICROS Systems, Inc. (a)            16,900      1,185,704
Quality Systems, Inc. (b)           45,200      1,378,148
                                             ------------
                                                3,815,410
                                             ------------

SPECIALTY RETAIL (3.4%)
Aeropostale, Inc. (a)               90,100      2,387,650
Children's Place Retail
  Stores, Inc. (The) (a)(b)         32,900        853,097
Gymboree Corp. (The) (a)            39,600      1,206,216
Tween Brands, Inc. (a)(b)           36,600        969,168
                                             ------------
                                                5,416,131
                                             ------------

TEXTILES, APPAREL & LUXURY GOODS (1.0%)
Warnaco Group, Inc. (The) (a)       45,600      1,586,880
                                             ------------


TRADING COMPANIES & DISTRIBUTORS (1.0%)
Interline Brands, Inc. (a)          70,900      1,553,419
                                             ------------


WIRELESS TELECOMMUNICATION SERVICES (1.0%)
SBA Communications Corp.
  Class A (a)                       48,400      1,637,856
                                             ------------
Total Common Stocks
  (Cost $134,539,872)                         151,220,311
                                             ------------




M-308    MainStay VP Small Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT          VALUE
SHORT-TERM INVESTMENTS (31.6%)
---------------------------------------------------------

COMMERCIAL PAPER (5.6%)
Abbey National North America
  LLC
  4.58%, due 1/4/08            $ 1,000,000   $    999,618
BNP Paribas Finance, Inc.
  4.895%, due 1/3/08             3,000,000      2,999,184
Societe Generale North
  America, Inc.
  4.46%, due 1/3/08              2,000,000      1,999,504
Toyota Motor Credit Corp.
  4.18%, due 1/9/08              3,000,000      2,997,213
                                             ------------
Total Commercial Paper
  (Cost $8,995,519)                             8,995,519
                                             ------------

FEDERAL AGENCY (1.8%)
Federal Home Loan Bank
  (Discount Note)
  3.10%, due 1/2/08              2,850,000      2,849,755
                                             ------------
Total Federal Agency
  (Cost $2,849,755)                             2,849,755
                                             ------------


                                    SHARES
INVESTMENT COMPANY (24.2%)
State Street Navigator
  Securities Lending
  Prime Portfolio (d)           38,578,443     38,578,443
                                             ------------
Total Investment Company
  (Cost $38,578,443)                           38,578,443
                                             ------------
Total Short-Term Investments
  (Cost $50,423,717)                           50,423,717
                                             ------------
Total Investments
  (Cost $184,963,589) (e)            126.5%   201,644,028
Liabilities in Excess of
  Cash and Other Assets              (26.5)   (42,238,463)
                               -----------   ------------
Net Assets                           100.0%  $159,405,565
                               ===========   ============






(a)  Non-income producing security.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $37,199,854; cash collateral of
     $38,578,443 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)  ADR--American Depositary Receipt.
(d)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(e)  At December 31, 2007, cost is
     $184,985,826 for federal income tax
     purposes and net unrealized appreciation is as follows:



    Gross unrealized appreciation     $24,925,574
    Gross unrealized depreciation      (8,267,372)
                                      -----------
    Net unrealized appreciation       $16,658,202
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-309

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in securities, at value
  (identified cost
  $184,963,589) including
  $37,199,854 market
  value of securities loaned         $201,644,028
Cash                                       10,563
Receivables:
  Investment securities sold           10,385,113
  Fund shares sold                         81,459
  Dividends and interest                   27,835
Other assets                                  323
                                     ------------
     Total assets                     212,149,321
                                     ------------

LIABILITIES:
Securities lending collateral          38,578,443
Payables:
  Investment securities purchased      13,937,351
  Manager (See Note 3)                    123,123
  Fund shares redeemed                     35,573
  Professional fees                        23,127
  Shareholder communication                21,492
  NYLIFE Distributors (See Note 3)         18,193
  Custodian                                 3,609
  Directors                                    85
Accrued expenses                            2,760
                                     ------------
     Total liabilities                 52,743,756
                                     ------------
Net assets                           $159,405,565
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    150,664
Additional paid-in capital            133,285,311
                                     ------------
                                      133,435,975
Accumulated undistributed net
  realized gain on investments          9,289,151
Net unrealized appreciation on
  investments                          16,680,439
                                     ------------
Net assets                           $159,405,565
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 74,217,586
                                     ============
Shares of capital stock outstanding     6,968,943
                                     ============
Net asset value per share
  outstanding                        $      10.65
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 85,187,979
                                     ============
Shares of capital stock outstanding     8,097,413
                                     ============
Net asset value per share
  outstanding                        $      10.52
                                     ============







M-310    MainStay VP Small Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Dividends                           $    449,587
  Interest                                 205,707
  Income from securities
     loaned--net                           132,248
                                      ------------
     Total income                          787,542
                                      ------------
EXPENSES:
  Manager (See Note 3)                   1,582,202
  Distribution and service--Service
     Class
     (See Note 3)                          225,719
  Professional fees                         38,353
  Shareholder communication                 34,009
  Custodian                                 15,169
  Directors                                 10,394
  Miscellaneous                              9,911
                                      ------------
     Total expenses                      1,915,757
                                      ------------
Net investment loss                     (1,128,215)
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments        10,506,863
Net change in unrealized
  appreciation on investments          (14,481,943)
                                      ------------
Net realized and unrealized loss on
  investments                           (3,975,080)
                                      ------------
Net decrease in net assets
  resulting from operations           $ (5,103,295)
                                      ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-311

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006



                                                   2007             2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss                       $ (1,128,215)    $ (1,169,218)
 Net realized gain on investments            10,506,863       14,087,125
 Net change in unrealized appreciation
  on investments                            (14,481,943)      (2,317,336)
                                           -----------------------------
 Net increase (decrease) in net assets
  resulting from operations                  (5,103,295)      10,600,571
                                           -----------------------------

Distributions to shareholders:
 From net realized gain on investments:
    Initial Class                            (5,829,966)            (784)
    Service Class                            (6,524,494)            (760)
                                           -----------------------------
 Total distributions to shareholders        (12,354,460)          (1,544)
                                           -----------------------------

Capital share transactions:
 Net proceeds from sale of shares            15,835,106       32,038,968
 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions                              12,354,460            1,544
 Cost of shares redeemed                    (33,591,913)     (35,543,087)
                                           -----------------------------
    Decrease in net assets derived from
     capital share transactions              (5,402,347)      (3,502,575)
                                           -----------------------------
    Net increase (decrease) in net
     assets                                 (22,860,102)       7,096,452

NET ASSETS:
Beginning of year                           182,265,667      175,169,215
                                           -----------------------------
End of year                                $159,405,565     $182,265,667
                                           =============================








M-312    MainStay VP Small Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-313

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                INITIAL CLASS
                            ----------------------------------------------------



                                           YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------

                              2007       2006       2005       2004        2003

Net asset value at
  beginning of period       $ 11.84    $ 11.14    $ 10.89    $   9.96    $  7.03
                            -------    -------    -------    --------    -------
Net investment loss (b)       (0.06)     (0.06)     (0.03)      (0.06)     (0.06)
Net realized and
  unrealized gain (loss)
  on investments              (0.26)      0.76       0.48        0.99       2.99
                            -------    -------    -------    --------    -------
Total from investment
  operations                  (0.32)      0.70       0.45        0.93       2.93
                            -------    -------    -------    --------    -------
Less distributions:
  From net realized gain
     on investments           (0.87)     (0.00)(c)  (0.20)         --         --
                            -------    -------    -------    --------    -------
Net asset value at end of
  period                    $ 10.65    $ 11.84    $ 11.14    $  10.89    $  9.96
                            =======    =======    =======    ========    =======
Total investment return       (3.19%)     6.32%      4.06%       9.40%     41.69%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss         (0.51%)    (0.52%)    (0.26%)     (0.61%)    (0.73%)
  Net expenses                 0.96%      0.98%      0.95%       0.95%      0.95%
  Expenses (before
     reimbursement)            0.96%      0.98%      0.98%       1.14%      1.21%
Portfolio turnover rate          81%        60%        41%        108%        65%
Net assets at end of
  period (in 000's)         $74,218    $92,819    $94,855    $105,650    $90,085




(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.





M-314    MainStay VP Small Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            SERVICE CLASS
      --------------------------------------------------------
                                                     JUNE 5,
                                                     2003(a)
                                                     THROUGH
               YEAR ENDED DECEMBER 31,            DECEMBER 31,
      --------------------------------------------------------

        2007       2006       2005       2004         2003

      $ 11.74    $ 11.07    $ 10.85    $  9.94       $  8.06
      -------    -------    -------    -------       -------
        (0.09)     (0.09)     (0.06)     (0.08)        (0.04)
        (0.26)      0.76       0.48       0.99          1.92
      -------    -------    -------    -------       -------
        (0.35)      0.67       0.42       0.91          1.88
      -------    -------    -------    -------       -------

        (0.87)     (0.00)(c)  (0.20)        --            --
      -------    -------    -------    -------       -------
      $ 10.52    $ 11.74    $ 11.07    $ 10.85       $  9.94
      =======    =======    =======    =======       =======
        (3.43%)     6.06%      3.81%      9.13%        23.37%(d)

        (0.76%)    (0.77%)    (0.51%)    (0.86%)       (0.98%)+(e)
         1.21%      1.23%      1.20%      1.20%         1.20%+
         1.21%      1.23%      1.23%      1.39%         1.46%+
           81%        60%        41%       108%           65%
      $85,188    $89,447    $80,314    $56,037       $14,398




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-315

MAINSTAY VP TOTAL RETURN PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      FIVE         TEN
TOTAL RETURNS                YEAR    YEARS(1)    YEARS(1)
---------------------------------------------------------
After Portfolio operating
  expenses                   7.51%     9.80%       5.40%




                                            (After Portfolio operating expenses)

                      MAINSTAY VP                TOTAL RETURN     LEHMAN BROTHERS
                     TOTAL RETURN    S&P 500    CORE COMPOSITE     AGGREGATE BOND    RUSSELL 1000
                       PORTFOLIO      INDEX          INDEX             INDEX             INDEX
                     ------------    -------    --------------    ---------------    ------------
12/31/97                 10000        10000          10000             10000             10000
                         12713        12858          12014             10985             12702
                         14876        15563          13448             10740             15359
                         14228        14146          13431             12162             14162
                         12707        12465          12886             13042             12399
                         10602         9710          11658             14541              9714
                         12688        12495          13890             14883             12618
                         13496        13855          15086             15401             14057
                         14374        14536          15812             15809             14938
                         15738        16832          17540             16359             17248
12/31/07                 16921        17864          18662             17775             18243






SERVICE CLASS(2)                                                 AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      FIVE         TEN
TOTAL RETURNS                YEAR    YEARS(1)    YEARS(1)
---------------------------------------------------------
After Portfolio operating
  expenses                   7.24%     9.52%       5.13%




                                            (After Portfolio operating expenses)

                          MAINSTAY VP                TOTAL RETURN     LEHMAN BROTHERS
                         TOTAL RETURN    S&P 500    CORE COMPOSITE     AGGREGATE BOND    RUSSELL 1000
                           PORTFOLIO      INDEX          INDEX             INDEX             INDEX
                         ------------    -------    --------------    ---------------    ------------
12/31/97                     10000        10000          10000             10000             10000
                             12680        12858          12014             10985             12702
                             14800        15563          13448             10740             15359
                             14118        14146          13431             12162             14162
                             12577        12465          12886             13042             12399
                             10468         9710          11658             14541              9714
                             12498        12495          13890             14883             12618
                             13260        13855          15086             15401             14057
                             14081        14536          15812             15809             14938
                             15380        16832          17540             16359             17248
12/31/07                     16494        17864          18662             17775             18243







 BENCHMARK PERFORMANCE   ONE     FIVE     TEN
                        YEAR    YEARS    YEARS
----------------------------------------------
Russell 1000(R) Index   5.77%   13.43%    6.20%
Total Return Core
Composite Index*        6.39     9.87     6.44
S&P 500(R) Index*       5.49    12.83     5.91
Lehman Brothers(R)
Aggregate Bond Index*   6.97     4.42     5.97



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non- recurring reimbursements had not been made, the total returns would have been 9.75% and 5.40% for Initial Class shares and 9.49% and 5.13% for Service Class shares for the five-year and ten-year periods, respectively.

2. Performance for Service Class shares, first offered 6/4/03, includes the historical performance of Initial Class shares from 1/1/98 through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




M-316    MainStay VP Total Return Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)
INITIAL CLASS                  $1,000.00       $1,009.10        $2.94          $1,022.10         $2.96
--------------------------------------------------------------------------------------------------------

SERVICE CLASS                  $1,000.00       $1,007.85        $4.20          $1,020.85         $4.23
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.58% for Initial Class and 0.83% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).


                                                  www.mainstayfunds.com    M-317

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(COMPOSITION PIE CHART)

Common Stocks                                   59.5%
U.S. Government & Federal Agencies              22.6
Short-Term Investments (collateral from
  securities lending is 6.9%)                    9.9**
Corporate Bonds                                  6.5
Foreign Bonds                                    3.0
Mortgage-Backed Securities                       2.4
Asset-Backed Securities                          1.6
Preferred Stock                                  0.2
Loan Assignments & Participations                0.2
Municipal Bonds                                  0.2
Investment Companies                             0.2
Convertible Bonds                                0.1
Warrants                                         0.1
Yankee Bonds                                     0.1
Convertible Preferred Stock                      0.0*
Liabilities in Excess of Cash and Other
  Assets                                        (6.6)





*  Less than one-tenth of a percent.

** Includes 6.9% of Short-Term Investment Company Securities.

See Portfolio of Investments on page M-322 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  Apple, Inc.
    2.  Microsoft Corp.
    3.  United States Treasury Note, 3.875%, due
        2/15/13
    4.  United States Treasury Note, 4.75%, due
        5/31/12
    5.  United States Treasury Bond, 6.25%, due
        5/15/30
    6.  MEMC Electronic Materials, Inc.
    7.  Google, Inc. Class A
    8.  United States Treasury Note, 4.125%, due
        8/31/12
    9.  AT&T, Inc.
   10.  Intel Corp.







M-318    MainStay VP Total Return Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS GARY GOODENOUGH, JOSEPH PORTERA, RICHARD A. ROSEN, CFA, AND EDMUND C. SPELMAN OF MACKAY SHIELDS LLC.

HOW DID MAINSTAY VP TOTAL RETURN PORTFOLIO
PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007,
MainStay VP Total Return Portfolio returned 7.51% for Initial Class shares and 7.24% for Service Class shares. Both share classes outperformed the 6.76% return of the average Lipper* Variable Products Mixed-Asset Target Allocation Growth Portfolio and the 5.77% return of the Russell 1000(R) Index* for the 12 months ended December 31, 2007. The Russell 1000(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2007?

Energy prices continued to move higher throughout most of 2007, and the Portfolio's relative performance was helped by an overweight position in the energy sector in relation to the Russell 1000(R) Index.

WHICH EQUITY SECTORS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S RELATIVE PERFOR-MANCE IN 2007 AND WHICH EQUITY SECTORS WERE
PARTICULARLY WEAK?

During 2007, the Portfolio's strongest-performing sectors relative to the Russell 1000(R) Index were energy, information technology and financials. An overweight position and good stock selection in the energy sector helped performance. An underweight position in financials had a positive impact on relative performance, particularly during the credit crisis that developed in the second half of 2007.

Consumer discretionary was the Portfolio's weakest sector relative to the Russell 1000(R) Index, followed by consumer staples and industrials. An overweight consumer discretionary position hurt the Portfolio's performance when consumer spending slowed.


WHICH INDIVIDUAL STOCKS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE IN 2007 AND WHICH STOCKS DETRACTED THE MOST?

The most significant positive contributions to the Portfolio's performance came from Apple, National Oilwell Varco and MEMC Electronic Materials. Apple was a strong performer for the Portfolio in 2007. The company continued to introduce new industry-leading consumer electronics, including the iPod, the iPhone and a broad range of computers. Almost all of Apple's products seemed to be a hit with consumers. National Oilwell Varco benefited from robust drilling activity, which prompted strong demand for the company's oil-well machinery. Semiconductor company MEMC Electronic advanced on strong demand from solar companies, which resulted in positive earnings surprises.

Among the stocks that detracted from the Portfolio's performance were J.C. Penney, Merrill Lynch & Co. and Akamai Technologies. The slowdown in consumer spending hurt retailer J.C. Penney. Merrill Lynch was heavily affected by the subprime-mortgage crisis. Strong sales growth at Akamai Technologies began to decelerate, and the stock declined as the company faced erosion in its gross margins.

DID THE EQUITY PORTION OF THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING 2007?

The Portfolio added several new positions during 2007, including Southern Copper and IntercontinentalExchange. Both stocks advanced meaningfully during the year. Southern Copper's solid fundamentals and stock price gains were driven by global infrastructure construction and strong copper prices. IntercontinentalExchange manages an electronic trading platform for trading energy contracts, commodities contracts and derivatives. As the price of oil and most other commodities advanced, the company benefited from strong trading volume.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.


                                                  www.mainstayfunds.com    M-319

During 2007, Advanced Micro Devices suffered from accelerating price competition with rival Intel. With price and margin erosion, Advance Micro Devices began to lose market share. Since we no longer felt that the company presented an attractive risk/reward proposition, we eliminated the Portfolio's position in the stock.

HOW DID SECTOR WEIGHTINGS IN THE EQUITY PORTION OF THE PORTFOLIO CHANGE DURING 2007?

The Portfolio's equity sector weightings result primarily from our bottom-up security selection process, rather than from top-down macroeconomic analysis. During 2007, we increased the Portfolio's equity weightings relative to the Russell 1000(R) Index in information technology and energy. We decreased the Portfolio's equity weightings relative to the benchmark in consumer discretionary and financials.

HOW WAS THE EQUITY PORTION OF THE PORTFOLIO POSITIONED AT YEAR-END 2007?

As of December 31, 2007, the Portfolio was overweight relative to the benchmark in energy and information technology. Both of these overweight positions contributed positively to the Portfolio's performance. On the same date, the Portfolio was underweight in industrials and consumer staples. These weightings, along with poor stock selection in these sectors, detracted from the Portfolio's relative performance.

WHAT FACTORS AFFECTED THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING 2007?

During 2007, difficulties in the subprime mortgage market and growing credit concerns led to a major liquidity squeeze. To maintain orderly financial markets, the Federal Open Market Committee lowered the discount rate (the rate at which qualifying financial institutions can borrow from the Federal Reserve) by 150 basis points and the federal funds target rate by 100 basis points during the year. (A basis point is one-hundredth of a percentage point.)

HOW DID THE BOND PORTION OF THE PORTFOLIO PERFORM DURING 2007?

The Portfolio's exposure to entities such as Residential Capital and Washington Mutual slowed performance during 2007. These issuers derive revenue from originating, bundling, structuring, trading or insuring subprime residential loans, and they suffered when credit spreads(1) widened in sympathy with the upheaval in subprime lending. Fortunately, the Portfolio was able to compensate with gains from positions in emerging-market credits in Argentina and Mexico and bonds of Brazilian mining conglomerate Vale Oversees, Ltd.

Exposure to securitizations of subprime residential mortgages was modest and had a minimal impact on Portfolio performance. The Portfolio was overweight mortgage-backed securities that were backed by 15-year term loans and had cash-flow profiles amenable to a steeper yield curve. The bond portion of the Portfolio had a lighter allocation to higher-coupon mortgage-backed securities than its benchmark, and this tilt slowed performance during the year.

In the corporate-bond market, Portfolio holdings in sectors (supermarkets, retailers and airlines) and credits (Kroger and Southwest Airlines) that were subject to rumors about leveraged-buyouts or recapitalizations were sluggish performers.

During the first half of 2007, the Portfolio was active in convertible bonds. These securities are a conduit through which improving corporate profitability, typically reflected in rising stock prices, can flow to bond investors. Investment-grade credit started the year with relatively tight spreads, affording little room to reflect stronger corporate earnings. As a result, convertible holdings were among the best value-added positions in the bond portion of the Portfolio. We sold the convertible positions in July when the equity market appeared to have peaked.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT BOND REALLOCATIONS DURING 2007?

During 2007 we purchased Treasury securities with proceeds from the sale of corporate bonds and mortgage-backed securities. This trade better positioned the bond portion of the Portfolio for the "flight-to-quality," or the movement toward lower-risk securities, that materialized as the year unfolded. The trade also buffered the Portfolio against the impact of tighter risk tolerances.


1. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS PAGE AND THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.



M-320    MainStay VP Total Return Portfolio

Sector reallocations can also occur as a result of benchmark changes that are not reflected in the Portfolio. A 3% allocation to mortgage-backed securities backed by hybrid adjustable-rate loans(2) was introduced into the Lehman Brothers(R) Aggregate Bond Index(3,)* during 2007, and all of the Index's other allocations declined proportionately. The Portfolio's relative weighting in residential mortgage-backed securities fell when we did not commit to an index-weighting in hybrid adjustable-rate mortgages. Similarly, although a burst of supply caused the Lehman Brothers(R) Aggregate Bond Index weighting in commercial mortgage-backed securities to increase 1%, we did not follow suit by raising our sector allocation.



2. Hybrid adjustable-rate loans are mortgages with a three- to ten-year fixed-rate period followed by a floating-rate period for the balance of the loan term.

3. The Lehman Brothers(R) Aggregate Bond Index is the bond component of the Portfolio's Total Return Composite Index.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

THE DISCLOSURE AND FOOTNOTES ON THE TWO PRECEDING PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

INFORMATION ABOUT MAINSTAY VP TOTAL RETURN PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                  www.mainstayfunds.com    M-321

PORTFOLIO OF INVESTMENTS+++ DECEMBER 31, 2007



                                PRINCIPAL
                                   AMOUNT          VALUE
LONG-TERM BONDS (36.7%)+
ASSET-BACKED SECURITIES (1.6%)
--------------------------------------------------------

AUTOMOBILE (0.0%)++
Superior Wholesale Inventory
  Financing Trust
  Series 2007-AE1, Class A
  5.128%, due 1/15/12 (a)     $   215,000   $    211,087
                                            ------------


CONSUMER FINANCE (0.4%)
Harley-Davidson Motorcycle
  Trust
  Series 2004-1, Class A2
  2.53%, due 11/15/11             759,712        748,994
  Series 2007-1, Class A3
  5.22%, due 3/15/12              770,000        776,478
                                            ------------
                                               1,525,472
                                            ------------

CONSUMER LOANS (0.2%)
Atlantic City Electric
  Transition
  Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23             850,000        839,046
                                            ------------


CREDIT CARDS (0.4%)
Chase Issuance Trust
  Series 2006-C4, Class C4
  5.318%, due 1/15/14 (a)         780,000        733,803
Citibank Credit Card
  Issuance Trust
  Series 2006-C4, Class C4
  5.47%, due 1/9/12 (a)           855,000        825,996
                                            ------------
                                               1,559,799
                                            ------------

DIVERSIFIED FINANCIAL SERVICES (0.4%)
Bank of America Credit Card
  Trust
  Series 2006-C4, Class C4
  5.258%, due 11/15/11 (a)        445,000        435,436
Dominos Pizza Master Issuer
  LLC
  Series 2007-1, Class A2
  5.261%, due 4/25/37 (b)         575,000        567,430
Dunkin Securitization
  Series 2006-1, Class A2
  5.779%, due 6/20/31 (b)         385,000        371,061
Murcie Lago International,
  Ltd.
  Series 2006-1X, Class A
  5.049%, due 3/27/11 (a)(c)      295,000        290,652
USXL Funding LLC
  Series 2006-1A, Class A
  5.379%, due 4/15/14 (b)         244,509        246,278
                                            ------------
                                               1,910,857
                                            ------------

HOME EQUITY (0.2%)
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (d)         295,000        282,248
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (d)         450,000        442,073
                                            ------------
                                                 724,321
                                            ------------
Total Asset-Backed
  Securities
  (Cost $6,918,837)                            6,770,582
                                            ------------



CONVERTIBLE BONDS (0.1%)
--------------------------------------------------------

INSURANCE (0.0%)++
Conseco, Inc.
  3.50%, due 9/30/35
  (zero coupon), beginning
  9/30/10                          15,000         13,181
                                            ------------


OIL & GAS (0.1%)
Transocean, Inc.
  1.625%, due 12/15/37            425,000        462,719
                                            ------------
Total Convertible Bonds
  (Cost $440,150)                                475,900
                                            ------------



CORPORATE BONDS (6.5%)
--------------------------------------------------------

ADVERTISING (0.0%)++
Lamar Media Corp.
  6.625%, due 8/15/15              50,000         48,625
                                            ------------


AGRICULTURE (0.3%)
Cargill, Inc.
  4.375%, due 6/1/13 (b)          300,000        289,108
Reynolds American, Inc.
  7.625%, due 6/1/16               24,000         25,512
USG Corp.
  6.30%, due 11/15/16           1,210,000      1,093,106
                                            ------------
                                               1,407,726
                                            ------------

AIRLINES (0.0%)++
Delta Air Lines, Inc.
  2.875%, due 2/6/24 (e)           35,000          1,663
  2.875%, due 2/18/24 (b)(e)       20,000            950
  8.00%, due 6/3/23 (e)            60,000          2,850
  8.30%, due 12/15/29 (e)          15,000            713

 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.


M-322    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
AIRLINES (CONTINUED)
Northwest Airlines, Inc.
  7.625%, due 11/15/23 (e)    $    28,100   $      1,194
  8.875%, due 6/1/08 (e)           20,000            650
  10.00%, due 2/1/09 (e)           11,900            387
                                            ------------
                                                   8,407
                                            ------------

APPAREL (0.0%)++
Quiksilver, Inc.
  6.875%, due 4/15/15              50,000         42,875
                                            ------------


AUTO MANUFACTURERS (0.1%)
DaimlerChrysler N.A. Holding
  Corp.
  5.75%, due 5/18/09              475,000        477,035
                                            ------------


AUTO PARTS & EQUIPMENT (0.1%)
FleetPride Corp.
  11.50%, due 10/1/14 (b)          95,000         93,100
Goodyear Tire & Rubber Co.
  (The)
  8.625%, due 12/1/11              45,000         46,913
  11.25%, due 3/1/11               55,000         58,438
Lear Corp.
  Series B
  8.50%, due 12/1/13               45,000         41,850
  8.75%, due 12/1/16               35,000         31,850
Tenneco Automotive, Inc.
  8.625%, due 11/15/14             50,000         49,125
                                            ------------
                                                 321,276
                                            ------------

BANKS (0.4%)
Bank of America Corp.
  5.75%, due 12/1/17            1,020,000      1,022,340
HSBC Bank USA N.A.
  4.625%, due 4/1/14              685,000        656,429
USB Capital IX
  6.189%, due 10/15/49 (a)        135,000        122,177
                                            ------------
                                               1,800,946
                                            ------------

BEVERAGES (0.0%)++
Constellation Brands, Inc.
  7.25%, due 5/15/17 (b)           65,000         60,125
                                            ------------


BUILDING MATERIALS (0.1%)
Masco Corp.
  5.85%, due 3/15/17              500,000        485,097
                                            ------------


CHEMICALS (0.1%)
Equistar Chemicals, L.P.
  7.55%, due 2/15/26               55,000         44,550
MacDermid, Inc.
  9.50%, due 4/15/17 (b)           45,000         42,300
Millennium America, Inc.
  7.625%, due 11/15/26             75,000         60,750
Mosaic Global Holdings, Inc.
  7.375%, due 12/1/14 (b)          50,000         53,500
  7.875%, due 12/1/16 (b)          65,000         70,200
Phibro Animal Health Corp.
  10.00%, due 8/1/13 (b)           55,000         55,000
Tronox Worldwide LLC/Tronox
  Finance Corp.
  9.50%, due 12/1/12               65,000         62,725
                                            ------------
                                                 389,025
                                            ------------

COAL (0.0%)++
Peabody Energy Corp.
  7.375%, due 11/1/16              45,000         46,125
  7.875%, due 11/1/26              75,000         76,125
                                            ------------
                                                 122,250
                                            ------------

COMMERCIAL SERVICES (0.0%)++
Cardtronics, Inc.
  9.25%, due 8/15/13               80,000         78,000
  9.25%, due 8/15/13 (b)           35,000         34,125
Service Corp. International
  7.375%, due 10/1/14              35,000         35,394
  7.625%, due 10/1/18              35,000         35,175
                                            ------------
                                                 182,694
                                            ------------

COMPUTERS (0.2%)
International Business
  Machines Corp.
  5.70%, due 9/14/17              970,000      1,002,749
SunGard Data Systems, Inc.
  3.75%, due 1/15/09               35,000         33,950
  9.125%, due 8/15/13              25,000         25,438
                                            ------------
                                               1,062,137
                                            ------------

COSMETICS & PERSONAL CARE (0.2%)
Procter & Gamble Co. (The)
  5.55%, due 3/5/37               260,000        261,479
  5.80%, due 8/15/34              600,000        620,689
                                            ------------
                                                 882,168
                                            ------------

DISTRIBUTION & WHOLESALE (0.0%)++
Varietal Distribution Merger
  Sub, Inc.
  10.25%, due 7/15/15 (b)(f)      105,000        100,013
                                            ------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-323

                                PRINCIPAL
                                   AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (1.0%)
American General Finance
  Corp.
  6.90%, due 12/15/17         $   530,000   $    530,530
American Real Estate
  Partners, L.P./American
  Real Estate Finance Corp.
  7.125%, due 2/15/13 (b)         165,000        155,100
  8.125%, due 6/1/12              195,000        188,906
AmeriCredit Corp.
  8.50%, due 7/1/15 (b)            65,000         49,563
Bear Stearns Cos., Inc.
  (The)
  2.875%, due 7/2/08              580,000        570,617
Citigroup, Inc.
  5.00%, due 9/15/14              700,000        666,991
Ford Motor Credit Co. LLC
  7.375%, due 10/28/09             45,000         42,356
General Electric Capital
  Corp.
  5.625%, due 9/15/17 (g)         300,000        307,793
General Motors Acceptance
  Corp. LLC
  5.85%, due 1/14/09              300,000        286,901
  6.75%, due 12/1/14               60,000         48,393
  8.00%, due 11/1/31              209,000        175,325
Hawker Beechcraft
  Acquisition Co. LLC/Hawker
  Beechcraft Co.
  8.50%, due 4/1/15 (b)            45,000         45,000
  9.75%, due 4/1/17 (b)(g)         20,000         19,900
HSBC Finance Corp.
  4.75%, due 4/15/10              520,000        517,151
LaBranche & Co., Inc.
  11.00%, due 5/15/12              35,000         34,256
NSG Holdings LLC/NSG
  Holdings, Inc.
  7.75%, due 12/15/25 (b)          35,000         35,088
OMX Timber Finance
  Investments LLC
  Series 1
  5.42%, due 1/29/20 (b)          255,000        259,498
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (b)            50,000         51,438
Regency Energy
  Partners/Regency Energy
  Finance Corp.
  8.375%, due 12/15/13             55,000         56,650
Residential Capital Corp.
  6.50%, due 4/17/13              200,000        123,000
                                            ------------
                                               4,164,456
                                            ------------

ELECTRIC (0.3%)
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                77,337         83,717
Calpine Corp.
  8.50%, due 7/15/10 (b)           76,000         81,320
Consumers Energy Co.
  Series F
  4.00%, due 5/15/10              450,000        439,790
NRG Energy, Inc.
  7.25%, due 2/1/14                10,000          9,750
  7.375%, due 2/1/16               20,000         19,500
Pacific Gas & Electric Co.
  5.625%, due 11/30/17            500,000        501,514
PSE&G Energy Holdings LLC
  8.625%, due 2/15/08               3,000          3,006
Reliant Energy Mid-Atlantic
  Power Holdings LLC
  Series C
  9.681%, due 7/2/26               60,000         65,175
Reliant Energy, Inc.
  7.625%, due 6/15/14              20,000         19,800
  7.875%, due 6/15/17             135,000        133,650
                                            ------------
                                               1,357,222
                                            ------------

ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
Belden, Inc.
  7.00%, due 3/15/17               60,000         58,500
Emerson Electric Co.
  6.00%, due 8/15/32              520,000        525,990
                                            ------------
                                                 584,490
                                            ------------

ENERGY--ALTERNATE SOURCES (0.0%)++
VeraSun Energy Corp.
  9.375%, due 6/1/17 (b)           60,000         52,350
                                            ------------


ENTERTAINMENT (0.2%)
American Casino &
  Entertainment
  7.85%, due 2/1/12                55,000         56,691
Gaylord Entertainment Co.
  6.75%, due 11/15/14              60,000         56,550
  8.00%, due 11/15/13              80,000         79,600
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14               45,000         41,850
Mohegan Tribal Gaming
  Authority
  6.375%, due 7/15/09              70,000         70,000
  7.125%, due 8/15/14              25,000         24,188
  8.00%, due 4/1/12                20,000         20,300
Penn National Gaming, Inc.
  6.75%, due 3/1/15               120,000        121,650
Shingle Springs Tribal
  Gaming Authority
  9.375%, due 6/15/15 (b)          60,000         58,200
Speedway Motorsports, Inc.
  6.75%, due 6/1/13               115,000        113,275


M-324    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
ENTERTAINMENT (CONTINUED)
Vail Resorts, Inc.
  6.75%, due 2/15/14          $   115,000   $    113,275
                                            ------------
                                                 755,579
                                            ------------

ENVIRONMENTAL CONTROL (0.0%)++
Geo Sub Corp.
  11.00%, due 5/15/12              55,000         54,175
                                            ------------

FOOD (0.2%)
Corn Products International,
  Inc.
  6.00%, due 4/15/17              500,000        519,775
Pilgrims Pride Corp.
  7.625%, due 5/1/15               15,000         14,738
  8.375%, due 5/1/17 (g)           20,000         19,600
Smithfield Foods, Inc.
  7.75%, due 7/1/17                65,000         62,888
Stater Brothers Holdings
  7.75%, due 4/15/15               70,000         67,550
                                            ------------
                                                 684,551
                                            ------------

FOREST PRODUCTS & PAPER (0.1%)
Bowater, Inc.
  9.375%, due 12/15/21            165,000        125,400
Georgia-Pacific Corp.
  7.00%, due 1/15/15 (b)          100,000         97,250
  7.125%, due 1/15/17 (b)         200,000        194,500
  8.00%, due 1/15/24               15,000         13,950
  8.875%, due 5/15/31              20,000         19,300
Neenah Paper, Inc.
  7.375%, due 11/15/14             60,000         56,100
                                            ------------
                                                 506,500
                                            ------------

HAND & MACHINE TOOLS (0.0%)++
Baldor Electric Co.
  8.625%, due 2/15/17              60,000         61,800
                                            ------------

HEALTH CARE--PRODUCTS (0.1%)
Cooper Cos., Inc. (The)
  7.125%, due 2/15/15              45,000         43,763
Invacare Corp.
  9.75%, due 2/15/15               70,000         70,875
PTS Acquisition Corp.
  9.50%, due 4/15/15 (b)(f)        95,000         88,113
Universal Hospital Services,
  Inc.
  8.288%, due 6/1/15 (a)           30,000         30,000
  8.50%, due 6/1/15 (f)            30,000         30,300
                                            ------------
                                                 263,051
                                            ------------

HEALTH CARE--SERVICES (0.3%)
Alliance Imaging, Inc.
  7.25%, due 12/15/12              25,000         23,750
Community Health Systems,
  Inc.
  8.875%, due 7/15/15             145,000        147,719
HCA, Inc.
  8.75%, due 9/1/10                85,000         85,744
Highmark, Inc.
  6.80%, due 8/15/13 (b)          835,000        915,052
Psychiatric Solutions, Inc.
  7.75%, due 7/15/15               60,000         59,850
Sun Healthcare Group, Inc.
  9.125%, due 4/15/15              45,000         45,338
                                            ------------
                                               1,277,453
                                            ------------

HOLDING COMPANIES--DIVERSIFIED (0.0%)++
Susser Holdings LLC
  10.625%, due 12/15/13            40,000         41,400
                                            ------------

HOUSEHOLD PRODUCTS & WARES (0.0%)++
Jarden Corp.
  7.50%, due 5/1/17                45,000         38,700
Libbey Glass, Inc.
  11.913%, due 6/1/11 (a)          50,000         52,688
                                            ------------
                                                  91,388
                                            ------------

INSURANCE (0.2%)
Crum & Forster Holdings
  Corp.
  7.75%, due 5/1/17               140,000        137,375
Fund American Cos., Inc.
  5.875%, due 5/15/13             375,000        375,809
HUB International Holdings,
  Inc.
  9.00%, due 12/15/14 (b)         125,000        111,563
USI Holdings Corp.
  8.744%, due 11/15/14
  (a)(b)                           25,000         21,375
  9.75%, due 5/15/15 (b)           65,000         52,325
                                            ------------
                                                 698,447
                                            ------------

LODGING (0.2%)
Boyd Gaming Corp.
  7.125%, due 2/1/16               35,000         33,075
  7.75%, due 12/15/12             110,000        111,375
MGM Mirage, Inc.
  7.00%, due 11/15/36             105,000        105,263
  7.50%, due 6/1/16                30,000         29,700
  8.50%, due 9/15/10               75,000         77,813
MTR Gaming Group, Inc.
  Series B
  9.00%, due 6/1/12                20,000         18,800
  9.75%, due 4/1/10                90,000         90,000
Park Place Entertainment
  Corp.
  7.00%, due 4/15/13              110,000        125,847

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-325

                                PRINCIPAL
                                   AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
LODGING (CONTINUED)
Seminole Hard Rock
  Entertainment,
  Inc./Seminole Hard Rock
  International LLC
  7.491%, due 3/15/14 (a)(b)  $    55,000   $     52,525
Wynn Las Vegas LLC
  6.625%, due 12/1/14              45,000         44,213
                                            ------------
                                                 688,611
                                            ------------

MACHINERY--CONSTRUCTION & MINING (0.0%)++
Caterpillar, Inc.
  6.05%, due 8/15/36              200,000        205,227
                                            ------------


MEDIA (0.4%)
Houghton Mifflin Co.
  7.20%, due 3/15/11               70,000         69,125
Idearc, Inc.
  8.00%, due 11/15/16             100,000         91,750
MediaNews Group, Inc.
  6.375%, due 4/1/14               65,000         39,000
Morris Publishing Group LLC
  7.00%, due 8/1/13                50,000         36,313
News America Holdings, Inc.
  8.00%, due 10/17/16             455,000        518,993
Paxson Communications Corp.
  8.493%, due 1/15/12 (a)(b)       10,000          9,738
  11.493%, due 1/15/13
     (a)(b)                        45,000         44,269
Time Warner Entertainment
  Co., L.P.
  10.15%, due 5/1/12              620,000        728,786
Ziff Davis Media, Inc.
  10.913%, due 5/1/12 (a)          45,000         42,075
                                            ------------
                                               1,580,049
                                            ------------

METAL FABRICATE & HARDWARE (0.0%)++
Mueller Water Products, Inc.
  7.375%, due 6/1/17               60,000         53,625
Neenah Foundary Co.
  9.50%, due 1/1/17                85,000         68,425
                                            ------------
                                                 122,050
                                            ------------

MINING (0.1%)
Alcoa, Inc.
  5.90%, due 2/1/27               440,000        415,473
Freeport-McMoRan Copper &
  Gold, Inc.
  8.25%, due 4/1/15                35,000         37,100
  8.375%, due 4/1/17               75,000         80,438
                                            ------------
                                                 533,011
                                            ------------

MISCELLANEOUS--MANUFACTURING (0.0%)++
Actuant Corp.
  6.875%, due 6/15/17 (b)          55,000         54,450
RBS Global, Inc./Rexnord
  Corp.
  9.50%, due 8/1/14                75,000         74,250
                                            ------------
                                                 128,700
                                            ------------

OFFICE & BUSINESS EQUIPMENT (0.0%)++
Xerox Corp.
  7.625%, due 6/15/13             105,000        109,572
                                            ------------


OIL & GAS (0.3%)
Chaparral Energy, Inc.
  8.50%, due 12/1/15               90,000         81,000
Chesapeake Energy Corp.
  6.50%, due 8/15/17               95,000         91,675
Energy Partners, Ltd.
  10.368%, due 4/15/13 (a)         60,000         59,100
Forest Oil Corp.
  7.25%, due 6/15/19 (b)           90,000         90,450
  8.00%, due 12/15/11              55,000         57,200
Hilcorp Energy I,
  L.P./Hilcorp Finance Co.
  9.00%, due 6/1/16 (b)            35,000         36,225
Newfield Exploration Co.
  6.625%, due 4/15/16              70,000         68,600
Pemex Project Funding Master
  Trust
  5.75%, due 3/1/18 (b)           210,000        209,475
  6.625%, due 6/15/35             210,000        221,347
Pride International, Inc.
  7.375%, due 7/15/14              35,000         35,963
Stone Energy Corp.
  6.75%, due 12/15/14              50,000         46,375
Whiting Petroleum Corp.
  7.00%, due 2/1/14                85,000         84,150
                                            ------------
                                               1,081,560
                                            ------------

OIL & GAS SERVICES (0.1%)
Allis-Chalmers Energy, Inc.
  8.50%, due 3/1/17                90,000         85,950
  9.00%, due 1/15/14               30,000         29,550
Complete Production
  Services, Inc.
  8.00%, due 12/15/16             110,000        106,425
                                            ------------
                                                 221,925
                                            ------------

PACKAGING & CONTAINERS (0.0%)++
Owens-Brockway Glass
  Container, Inc.
  8.875%, due 2/15/09              15,000         15,056
                                            ------------




M-326    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
PHARMACEUTICALS (0.3%)
Eli Lilly & Co.
  5.55%, due 3/15/37          $   200,000   $    193,748
Medco Health Solutions, Inc.
  7.25%, due 8/15/13              935,000      1,024,249
NBTY, Inc.
  7.125%, due 10/1/15              45,000         43,763
                                            ------------
                                               1,261,760
                                            ------------

PIPELINES (0.2%)
ANR Pipeline Co.
  9.625%, due 11/1/21              40,000         53,334
Copano Energy LLC
  8.125%, due 3/1/16               45,000         45,338
El Paso Natural Gas Co.
  7.50%, due 11/15/26              65,000         68,283
MarkWest Energy Partners,
  L.P./MarkWest Energy
  Finance Corp.
  Series B
  6.875%, due 11/1/14              60,000         57,150
  Series B
  8.50%, due 7/15/16               15,000         15,075
Pacific Energy Partners,
  L.P./Pacific Energy
  Finance Corp.
  7.125%, due 6/15/14              45,000         46,828
Plains All American Pipeline
  LP/PAA Finance Corp.
  7.75%, due 10/15/12             480,000        523,750
                                            ------------
                                                 809,758
                                            ------------

REAL ESTATE INVESTMENT TRUSTS (0.2%)
Health Care Property
  Investors, Inc.
  6.00%, due 1/30/17              585,000        550,895
Host Marriott, L.P.
  6.375%, due 3/15/15              85,000         82,875
  Series Q
  6.75%, due 6/1/16                35,000         34,475
Omega Healthcare Investors,
  Inc.
  7.00%, due 4/1/14                70,000         69,300
                                            ------------
                                                 737,545
                                            ------------

RETAIL (0.3%)
CVS Caremark Corp.
  5.789%, due 1/10/26 (b)          67,371         65,800
Rite Aid Corp.
  7.50%, due 1/15/15              110,000         99,550
  7.50%, due 3/1/17                65,000         57,281
  8.625%, due 3/1/15              100,000         80,625
  9.375%, due 12/15/15             45,000         37,350
  9.50%, due 6/15/17               50,000         41,375
Star Gas Partners, L.P./Star
  Gas Finance Co. Series B
  10.25%, due 2/15/13              10,000         10,400
Toys "R" Us, Inc.
  7.625%, due 8/1/11               25,000         21,063
Wal-Mart Stores, Inc.
  4.50%, due 7/1/15                25,000         23,971
  6.50%, due 8/15/37              610,000        642,339
                                            ------------
                                               1,079,754
                                            ------------

SAVINGS & LOANS (0.1%)
Washington Mutual Bank
  5.95%, due 5/20/13              390,000        346,675
                                            ------------


TELECOMMUNICATIONS (0.2%)
GCI, Inc.
  7.25%, due 2/15/14               45,000         40,781
Intelsat Corp.
  9.00%, due 6/15/16               60,000         60,450
iPCS, Inc.
  7.036%, due 5/1/13 (a)           20,000         18,850
Lucent Technologies, Inc.
  6.45%, due 3/15/29              305,000        252,006
  6.50%, due 1/15/28               65,000         53,706
PAETEC Holding Corp.
  9.50%, due 7/15/15 (b)           45,000         43,875
PanAmSat Corp.
  9.00%, due 8/15/14               32,000         32,160
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11               45,000         45,000
Qwest Corp.
  7.125%, due 11/15/43             15,000         13,838
  7.25%, due 9/15/25               30,000         28,200
  7.50%, due 10/1/14               95,000         96,425
  8.875%, due 3/15/12              20,000         21,400
                                            ------------
                                                 706,691
                                            ------------

TEXTILES (0.0%)++
INVISTA
  9.25%, due 5/1/12 (b)            75,000         77,625
                                            ------------

TRANSPORTATION (0.1%)
Atlantic Express
  Transportation Corp.
  12.455%, due 4/15/12 (a)         45,000         37,463
St. Acquisition Corp.
  12.50%, due 5/15/17 (b)(g)       50,000         25,813
Union Pacific Corp.
  3.625%, due 6/1/10              440,000        427,305
                                            ------------
                                                 490,581
                                            ------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-327

                                PRINCIPAL
                                   AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
TRUCKING & LEASING (0.0%)++
Greenbrier Cos., Inc.
  8.375%, due 5/15/15         $    55,000   $     52,525
                                            ------------
Total Corporate Bonds
  (Cost $28,656,272)                          28,231,936
                                            ------------



FOREIGN BONDS (3.0%)
--------------------------------------------------------

BANKS (0.1%)
ATF Capital B.V.
  9.25%, due 2/21/14 (b)          290,000        292,900
                                            ------------


BEVERAGES (0.4%)
Coca-Cola HBC Finance B.V.
  5.125%, due 9/17/13             245,000        246,347
Companhia Brasileira de
  Bebidas
  10.50%, due 12/15/11          1,355,000      1,576,949
                                            ------------
                                               1,823,296
                                            ------------

BUILDING MATERIALS (0.1%)
Asia Aluminum Holdings, Ltd.
  8.00%, due 12/23/11 (b)         440,000        424,600
                                            ------------


COMMERCIAL SERVICES (0.0%)++
Quebecor World, Inc.
  9.75%, due 1/15/15 (b)           70,000         52,588
                                            ------------


DIVERSIFIED FINANCIAL SERVICES (0.4%)
Lukoil International Finance
  B.V.
  6.356%, due 6/7/17 (b)          805,000        762,094
Telecom Italia Capital S.A.
  4.875%, due 10/1/10             525,000        522,264
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (b)          285,000        276,094
                                            ------------
                                               1,560,452
                                            ------------

ELECTRIC (0.2%)
Intergen N.V.
  9.00%, due 6/30/17 (b)          140,000        147,350
Monterrey Power S.A. de C.V.
  9.625%, due 11/15/09 (b)        320,323        341,144
SP PowerAssets, Ltd.
  5.00%, due 10/22/13 (b)         360,000        348,551
                                            ------------
                                                 837,045
                                            ------------

ELECTRONICS (0.0%)++
NXP B.V./NXP Funding LLC
  7.875%, due 10/15/14            220,000        209,000
                                            ------------

FOREIGN SOVEREIGN (0.5%)
Republic of Argentina
  8.28%, due 12/31/33             396,116        380,271
Republic of Panama
  7.125%, due 1/29/26             645,000        709,500
United Mexican States
  5.625%, due 1/15/17             750,000        760,125
  8.125%, due 12/30/19            350,000        426,475
                                            ------------
                                               2,276,371
                                            ------------

FOREST PRODUCTS & PAPER (0.0%)++
Bowater Canada Finance
  7.95%, due 11/15/11              10,000          8,075
Catalyst Paper Corp.
  7.375%, due 3/1/14               65,000         49,075
                                            ------------
                                                  57,150
                                            ------------

HEALTH CARE--PRODUCTS (0.1%)
Covidien International
  Finance S.A.
  6.00%, due 10/15/17 (b)         375,000        388,025
FMC Finance III S.A.
  6.875%, due 7/15/17 (b)         145,000        145,000
                                            ------------
                                                 533,025
                                            ------------

HOLDING COMPANIES--DIVERSIFIED (0.1%)
Hutchison Whampoa
  International, Ltd.
  6.50%, due 2/13/13 (b)          485,000        509,852
                                            ------------


HOUSEHOLD PRODUCTS & WARES (0.1%)
Controladora Mabe S.A. de
  C.V.
  6.50%, due 12/15/15 (b)         140,000        138,425
  6.50%, due 12/15/15             190,000        187,863
                                            ------------
                                                 326,288
                                            ------------

INSURANCE (0.1%)
Nippon Life Insurance Co.
  4.875%, due 8/9/10 (b)          250,000        252,575
                                            ------------


MEDIA (0.2%)
BSKYB Finance UK PLC
  6.50%, due 10/15/35 (b)         760,000        735,094
CanWest MediaWorks, Inc.
  8.00%, due 9/15/12               25,000         23,594
CanWest MediaWorks, L.P.
  9.25%, due 8/1/15 (b)            80,000         78,300
Quebecor Media, Inc.
  7.75%, due 3/15/16               10,000          9,600
Videotron Ltee
  6.375%, due 12/15/15             50,000         46,938
                                            ------------
                                                 893,526
                                            ------------



M-328    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT          VALUE
FOREIGN BONDS (CONTINUED)
MINING (0.2%)
Corporacion Nacional del
  Cobre-Codelco, Inc.
  4.75%, due 10/15/14 (b)     $   475,000   $    457,261
Vale Overseas, Ltd.
  6.875%, due 11/21/36             50,000         50,581
  8.25%, due 1/17/34              185,000        214,200
                                            ------------
                                                 722,042
                                            ------------

OIL & GAS (0.4%)
Citic Resources Finance,
  Ltd.
  6.75%, due 5/15/14 (b)          200,000        187,500
Gazprom International S.A.
  7.201%, due 2/1/20 (b)          453,202        459,434
Ras Laffan Liquefied Natural
  Gas Co., Ltd. III
  6.332%, due 9/30/27 (b)       1,005,000        952,529
                                            ------------
                                               1,599,463
                                            ------------

PHARMACEUTICALS (0.0%)++
Angiotech Pharmaceuticals,
  Inc.
  8.874%, due 12/1/13 (a)          40,000         38,000
                                            ------------


TELECOMMUNICATIONS (0.1%)
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13              60,000         63,900
Nortel Networks, Ltd.
  10.75%, due 7/15/16 (b)          45,000         47,250
Rogers Wireless, Inc.
  9.625%, due 5/1/11              145,000        165,058
Satelites Mexicanos S.A. de
  C.V.
  13.431%, due 11/30/11 (a)        55,000         56,238
Telefonos de Mexico S.A. de
  C.V.
  5.50%, due 1/27/15              120,000        117,837
Vodafone Group PLC
  5.75%, due 3/15/16              120,000        120,892
                                            ------------
                                                 571,175
                                            ------------

TRANSPORTATION (0.0%)++
Kansas City Southern de
  Mexico
  S.A. de C.V.
  7.375%, due 6/1/14 (b)           20,000         19,450
                                            ------------
Total Foreign Bonds
  (Cost $12,978,831)                          12,998,798
                                            ------------



LOAN ASSIGNMENTS & PARTICIPATIONS (0.2%) (H)
--------------------------------------------------------

BUILDINGS & REAL ESTATE (0.1%)
LNR Property Corp.
  Initial Tranche B Term
  Loan
  7.63%, due 7/12/11              140,000        133,263
                                            ------------


DIVERSIFIED/CONGLOMERATE SERVICE (0.0%)++
Rental Services Corp.
  2nd Lien Term Loan
  8.75%, due 11/30/13              79,584         73,881
                                            ------------


HEALTHCARE, EDUCATION & CHILDCARE (0.1%)
Community Health Systems,
  Inc.
  New Term Loan B
  7.331%, due 7/25/14             127,857        122,889
HCA, Inc.
  Term Loan B
  7.08%, due 11/18/13             163,350        157,184
Talecris Biotherapeutics,
  Inc.
  2nd Lien Term Loan
  11.38%, due 12/6/14             100,000         99,313
                                            ------------
                                                 379,386
                                            ------------

LEISURE, AMUSEMENT, MOTION PICTURES, ENTERTAINMENT
  (0.0%)++
Town Sports International,
  Inc.
  Term Loan
  6.938%, due 2/27/14              99,250         91,310
                                            ------------


MACHINERY (0.0%)++
BHM Technologies LLC
  1st Lien Term Loan
  11.133%, due 7/21/13            117,957         84,929
                                            ------------


RETAIL STORE (0.0%)++
Toys "R" Us (Delaware), Inc.
  Term Loan
  10.243%, due 1/19/13            100,000         98,071
                                            ------------
Total Loan Assignments &
  Participations
  (Cost $925,080)                                860,840
                                            ------------



MORTGAGE-BACKED SECURITIES (2.4%)
--------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.4%)
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45            805,000        803,616

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-329

                                PRINCIPAL
                                   AMOUNT          VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Bayview Commercial Asset
  Trust
  Series 2006-4A, Class A1
  5.095%, due 12/25/36
  (a)(b)                      $   272,714   $    262,608
Citigroup Commercial
  Mortgage Trust
  Series 2004-C2, Class A5
  4.733%, due 10/15/41            760,000        746,182
Citigroup/Deutsche Bank
  Commercial Mortgage Trust
  Series 2005-CD1, Class A4
  5.225%, due 7/15/44 (a)         815,000        812,623
Commercial Mortgage
  Pass-Through Certificates
  Series 2006-C7, Class A4
  5.768%, due 6/10/46 (a)         425,000        440,191
Credit Suisse Mortgage
  Capital Certificates
  Series 2006-C4, Class AJ
  5.538%, due 9/15/39 (a)       2,020,000      1,910,154
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (b)        480,000        468,383
LB-UBS Commercial Mortgage
  Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29           1,050,000      1,032,618
  Series 2004-C7, Class A1
  3.625%, due 10/15/29            466,530        461,113
  Series 2005-C7, Class A4
  5.197%, due 11/15/30 (a)        640,000        632,057
  Series 2006-C4, Class A4
  5.883%, due 6/15/38 (a)         380,000        396,559
Merrill Lynch Mortgage Trust
  Series 2004-MKB1, Class A1
  3.563%, due 2/12/42             363,795        360,114
  Series 2004-BPC1, Class A5
  4.855%, due 10/12/41 (a)      1,530,000      1,514,682
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  4.51%, due 2/25/42
  (a)(b)(c)                       530,000        507,146
Timberstar Trust
  Series 2006-1, Class A
  5.668%, due 10/15/36
  (b)(c)                          160,000        157,394
Wachovia Bank Commercial
  Mortgage Trust
  Series 2004-C14, Class A1
  3.477%, due 8/15/41             145,431        143,611
                                            ------------
Total Mortgage-Backed
  Securities
  (Cost $10,850,873)                          10,649,051
                                            ------------



MUNICIPAL BONDS (0.2%)
--------------------------------------------------------

TEXAS (0.1%)
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)          395,000        402,398
                                            ------------


WEST VIRGINIA (0.1%)
Tobacco Settlement Finance
  Authority of West Virginia
  7.467%, due 6/1/47              470,000        439,638
                                            ------------
Total Municipal Bonds
  (Cost $865,000)                                842,036
                                            ------------



U.S. GOVERNMENT & FEDERAL AGENCIES (22.6%)
--------------------------------------------------------

FANNIE MAE
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
  Series 2006-B1, Class AB
  6.00%, due 6/25/16              444,371        450,786
                                            ------------

FANNIE MAE GRANTOR TRUST
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.0%)++
  Series 1998-M6, Class A2
  6.32%, due 8/15/08 (i)           80,716         80,752
                                            ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (3.1%)
  3.00%, due 8/1/10               306,034        296,641
  4.304%, due 3/1/35 (a)          923,123        913,994
  5.00%, due 8/1/33               546,743        534,273
  5.00%, due 10/1/35            1,016,427        992,371
  5.50%, due 1/1/21             1,799,565      1,821,784
  5.50%, due 2/1/33               394,639        394,952
  5.50%, due 7/1/34             2,010,386      2,009,810
  5.50%, due 11/1/35            1,085,698      1,083,877
  5.50%, due 1/1/36             2,642,178      2,637,748
  5.50%, due 9/1/36               398,131        397,359


M-330    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT          VALUE
U.S. GOVERNMENT &
FEDERAL AGENCIES (CONTINUED)
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.00%, due 3/1/36           $ 1,183,273   $  1,201,828
  6.50%, due 4/1/37               858,787        882,778
                                            ------------
                                              13,167,415
                                            ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.5%)
  4.00%, due 9/2/08             2,955,000      2,949,383
  4.625%, due 5/1/13              870,000        883,156
  5.125%, due 1/2/14              545,000        564,451
  5.25%, due 8/1/12             2,330,000      2,422,009
  6.25%, due 2/1/11               435,000        465,922
  6.50%, due 2/1/38               775,000        795,948
  6.625%, due 9/15/09           2,565,000      2,692,083
                                            ------------
                                              10,772,952
                                            ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (9.2%)
  4.50%, due 4/1/18               571,925        562,730
  4.50%, due 7/1/18             1,909,864      1,879,160
  4.50%, due 11/1/18            2,648,990      2,606,403
  4.50%, due 9/1/20               761,315        748,574
  5.00%, due 9/1/20               322,871        323,188
  5.00%, due 10/1/20              325,396        325,715
  5.00%, due 12/1/20            1,647,884      1,649,501
  5.00%, due 7/1/35               476,266        464,966
  5.00%, due 2/1/36               512,481        500,321
  5.00%, due 5/1/36             1,653,411      1,614,179
  5.00%, due 6/1/36             2,988,063      2,916,176
  5.50%, due 2/1/17             2,061,806      2,092,980
  5.50%, due 4/1/21             1,929,627      1,955,374
  5.50%, due 6/1/21             3,266,761      3,309,517
  5.50%, due 6/1/33             3,107,781      3,110,086
  5.50%, due 11/1/33            1,712,071      1,713,341
  5.50%, due 12/1/33            1,084,282      1,085,086
  5.50%, due 6/1/34             1,232,715      1,232,783
  5.50%, due 7/1/37             1,438,443      1,436,822
  6.00%, due 1/1/33               539,848        549,991
  6.00%, due 3/1/33               574,074        584,115
  6.00%, due 9/1/34               714,710        726,758
  6.00%, due 9/1/35             2,255,724      2,293,310
  6.00%, due 10/1/35            1,719,045      1,746,644
  6.00%, due 6/1/36             1,407,233      1,429,318
  6.00%, due 4/1/37             1,079,508      1,087,236
  6.50%, due 6/1/31               255,523        264,232
  6.50%, due 8/1/31               195,277        201,932
  6.50%, due 10/1/31              281,780        291,384
  6.50%, due 2/1/37               862,391        886,483
                                            ------------
                                              39,588,305
                                            ------------

FREDDIE MAC
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
  Series 2632, Class NH
  3.50%, due 6/15/13              569,797        553,030
                                            ------------

FREDDIE MAC REFERENCE REMIC
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.2%)
  Series R001, Class AE
  4.375%, due 4/15/15             920,796        916,318
                                            ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (0.6%)
  5.00%, due 3/15/36              751,891        740,549
  5.00%, due 6/15/36              496,091        488,878
  6.00%, due 4/15/29              444,552        456,756
  6.00%, due 8/15/32              916,794        940,709
                                            ------------
                                               2,626,892
                                            ------------

UNITED STATES TREASURY BONDS (1.1%)
 v  6.25%, due 5/15/30          3,695,000      4,611,246
  6.875%, due 8/15/25             220,000        282,872
                                            ------------
                                               4,894,118
                                            ------------

UNITED STATES TREASURY NOTES (5.7%)
  3.875%, due 9/15/10             270,000        275,759
 v  3.875%, due 2/15/13 (g)     5,590,000      5,701,800
 v  4.125%, due 8/31/12 (g)     4,135,000      4,257,433
  4.25%, due 11/15/14             835,000        861,420
 v  4.75%, due 5/31/12 (g)      4,485,000      4,733,429
  4.75%, due 8/15/17 (g)        3,727,000      3,936,353
  4.875%, due 7/31/11 (g)       3,690,000      3,894,101
  4.875%, due 8/15/16             860,000        915,766
                                            ------------
                                              24,576,061
                                            ------------
Total U.S. Government &
  Federal Agencies
  (Cost $95,455,626)                          97,626,629
                                            ------------



YANKEE BONDS (0.1%) (J)
--------------------------------------------------------

FOREST PRODUCTS & PAPER (0.0%)++
Smurfit Capital Funding PLC
  7.50%, due 11/20/25             120,000        113,400
                                            ------------


INSURANCE (0.0%)++
Fairfax Financial Holdings,
  Ltd.
  7.375%, due 4/15/18 (g)          15,000         14,044
  8.30%, due 4/15/26 (g)           10,000          9,563
                                            ------------
                                                  23,607
                                            ------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-331

                                PRINCIPAL
                                   AMOUNT          VALUE
YANKEE BONDS (CONTINUED)
PIPELINES (0.1%)
TransCanada Pipelines, Ltd.
  6.35%, due 5/15/67 (a)      $   200,000   $    187,456
                                            ------------
Total Yankee Bonds
  (Cost $333,455)                                324,463
                                            ------------
Total Long-Term Bonds
  (Cost $157,424,124)                        158,780,235
                                            ------------




                                   SHARES
INVESTMENT COMPANIES (0.2%)
--------------------------------------------------------

iShares MSCI Japan Index
  Fund (g)(k)                       9,500        125,685
Vanguard Europe Pacific ETF
  (k)                              11,850        567,852
                                            ------------
Total Investment Companies
  (Cost $716,618)                                693,537
                                            ------------

COMMON STOCKS (59.5%)
--------------------------------------------------------

AEROSPACE & DEFENSE (1.0%)
Cobham PLC                         14,900         61,874
L-3 Communications Holdings,
  Inc.                             10,600      1,122,964
Northrop Grumman Corp.             17,300      1,360,472
Rolls-Royce Group PLC (l)          19,300        209,376
United Technologies Corp.          22,500      1,722,150
                                            ------------
                                               4,476,836
                                            ------------

AGRICULTURE (0.0%)++
Geberit A.G                           700         96,042
                                            ------------


AIRLINES (0.0%)++
Northwest Airlines, Inc. (l)        1,674         24,290
                                            ------------


APPAREL (0.7%)
Burberry Group PLC                  2,950         33,381
Coach, Inc. (l)                    54,800      1,675,784
Polo Ralph Lauren Corp.            12,500        772,375
Puma A.G. Rudolf Dassler
  Sport                             1,099        437,859
Yue Yuen Industrial
  Holdings, Ltd.                    4,500         16,159
                                            ------------
                                               2,935,558
                                            ------------

AUTO MANUFACTURERS (0.0%)++
Bayerische Motoren Werke A.G        1,450         89,618
Toyota Motor Corp.                    500         27,080
                                            ------------
                                                 116,698
                                            ------------

BANKS (1.5%)
Banco Popolare S.p.A. (l)             800         17,700
Banco Popular Espanol S.A.
  (g)                               5,200         88,790
Bank of America Corp.              49,900      2,058,874

                                   SHARES          VALUE
Bank of Ireland                     7,900        117,137
Bank of New York Mellon
  Corp. (The)                      39,085      1,905,785
DBS Group Holdings, Ltd.            9,000        129,429
Fortis N.V.                         3,300         86,737
Lloyds TSB Group PLC               13,400        125,668
PNC Financial Services
  Group, Inc.                      23,000      1,509,950
Svenska Handelsbanken Class
  A                                 1,500         48,025
U.S. Bancorp                       18,400        584,016
                                            ------------
                                               6,672,111
                                            ------------

BEVERAGES (0.3%)
C&C Group PLC                      18,100        108,302
Diageo PLC                         23,100        495,693
Hansen Natural Corp. (g)(l)        15,000        664,350
                                            ------------
                                               1,268,345
                                            ------------

BIOTECHNOLOGY (1.0%)
Amgen, Inc. (l)                    21,000        975,240
Celgene Corp. (l)                  26,800      1,238,428
Genentech, Inc. (l)                34,100      2,287,087
                                            ------------
                                               4,500,755
                                            ------------

CHEMICALS (0.9%)
E.I. du Pont de Nemours &
  Co.                              25,000      1,102,250
Mosaic Co. (The) (l)               11,800      1,113,212
Nitto Denko Corp.                     300         15,925
Praxair, Inc.                      20,300      1,800,813
                                            ------------
                                               4,032,200
                                            ------------

COMMERCIAL SERVICES (0.2%)
Manpower, Inc.                      8,600        489,340
Michael Page International
  PLC                               7,400         42,345
Randstad Holdings N.V. (g)          4,371        172,362
                                            ------------
                                                 704,047
                                            ------------

COMPUTERS (4.7%)
 v Apple, Inc. (l)                 29,000      5,744,291
Cognizant Technology
  Solutions Corp. Class A
  (g)(l)                           51,300      1,741,122
Computer Sciences Corp. (l)        27,200      1,345,584
EMC Corp. (l)                      97,200      1,801,116
Hewlett-Packard Co.                69,800      3,523,504
Indra Sistemas S.A. (g)             1,400         37,962
International Business
  Machines Corp.                   25,600      2,767,360
Network Appliance, Inc.
  (g)(l)                           56,100      1,400,256
OBIC Co., Ltd.                      1,480        274,182
Otsuka Corp.                          900         77,394
Research In Motion, Ltd. (l)       11,400      1,292,760
TietoEnator OYJ                     6,970        156,242
                                            ------------
                                              20,161,773
                                            ------------



M-332    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES          VALUE
COMMON STOCKS (CONTINUED)
COSMETICS & PERSONAL CARE (0.2%)
Avon Products, Inc.                20,400   $    806,412
                                            ------------


DIVERSIFIED FINANCIAL SERVICES (3.1%)
Affiliated Managers Group,
  Inc. (g)(l)                       8,300        974,918
AWD Holding A.G                     6,750        289,815
Fannie Mae                         17,500        699,650
Goldman Sachs Group, Inc.
  (The)                            15,600      3,354,780
IntercontinentalExchange,
  Inc. (l)                         17,700      3,407,250
JPMorgan Chase & Co.               47,584      2,077,042
Merrill Lynch & Co., Inc.          25,400      1,363,472
MLP A.G. (g)                       11,300        177,281
Morgan Stanley (g)                 20,600      1,094,066
Provident Financial PLC             8,697        144,030
                                            ------------
                                              13,582,304
                                            ------------

ELECTRIC (1.6%)
CenterPoint Energy, Inc.          119,700      2,050,461
Enel S.p.A.                        18,400        218,449
FirstEnergy Corp.                  23,300      1,685,522
NRG Energy, Inc. (l)               69,300      3,003,462
Terna S.p.A.                       23,000         92,559
                                            ------------
                                               7,050,453
                                            ------------

ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
General Cable Corp. (l)            16,300      1,194,464
Ultra Electronics Holdings            400         10,928
                                            ------------
                                               1,205,392
                                            ------------

ELECTRONICS (1.8%)
Amphenol Corp. Class A (g)         69,300      3,213,441
Barco N.V.                          2,457        187,176
Hoya Pentax HD Corp.                2,300         73,422
Keyence Corp.                         300         74,166
Mabuchi Motor Co., Ltd. (g)           600         36,263
Thermo Fisher Scientific,
  Inc. (l)                         67,600      3,899,168
Venture Corp., Ltd.                 9,000         80,033
                                            ------------
                                               7,563,669
                                            ------------

ENTERTAINMENT (0.5%)
International Game
  Technology                       35,500      1,559,515
OPAP S.A.                          13,450        538,225
                                            ------------
                                               2,097,740
                                            ------------

ENVIRONMENTAL CONTROL (0.0%)++
Munters AB                          7,700         91,405
                                            ------------


FOOD (1.0%)
General Mills, Inc.                24,600      1,402,200
Kroger Co. (The)                   51,400      1,372,894
Nestle S.A. Registered              1,295        594,165
Tesco PLC                          79,800        756,704
                                            ------------
                                               4,125,963
                                            ------------

GAS (0.2%)
Snam Rete Gas S.p.A.               97,800        623,727
Tokyo Gas Co., Ltd.                20,300         95,202
                                            ------------
                                                 718,929
                                            ------------

HEALTH CARE--PRODUCTS (1.3%)
Alcon, Inc.                           130         18,595
Becton, Dickinson & Co.            19,400      1,621,452
Hologic, Inc. (g)(l)               37,300      2,560,272
Johnson & Johnson                  23,700      1,580,790
Synthes, Inc.                          80          9,925
                                            ------------
                                               5,791,034
                                            ------------

HEALTH CARE--SERVICES (1.6%)
Aetna, Inc.                        21,100      1,218,103
Humana, Inc. (l)                   39,100      2,944,621
UnitedHealth Group, Inc.           31,800      1,850,760
WellPoint, Inc. (l)                10,200        894,846
                                            ------------
                                               6,908,330
                                            ------------

HOUSEHOLD PRODUCTS & WARES (0.3%)
Kimberly-Clark Corp.               21,400      1,483,876
                                            ------------


INSURANCE (2.5%)
Assicurazioni Generali
  S.p.A.                            1,900         85,959
Assurant, Inc.                     41,000      2,742,900
Fondiaria-Sai S.p.A.                  900         37,040
Genworth Financial, Inc.
  Class A                          72,600      1,847,670
Hannover Rueckversicherung
  A.G                               9,470        436,037
Hartford Financial Services
  Group, Inc. (The)                21,500      1,874,585
ING Groep N.V.                      3,550        138,588
Prudential Financial, Inc.         40,100      3,730,904
                                            ------------
                                              10,893,683
                                            ------------

INTERNET (1.7%)
Akamai Technologies, Inc.
  (l)                              47,000      1,626,200
Equinix, Inc. (g)(l)               13,100      1,324,017
 v Google, Inc. Class A (l)         6,200      4,287,176
                                            ------------
                                               7,237,393
                                            ------------

IRON & STEEL (0.6%)
Allegheny Technologies, Inc.       25,200      2,177,280
Nucor Corp.                         7,500        444,150
                                            ------------
                                               2,621,430
                                            ------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-333


                                   SHARES          VALUE
COMMON STOCKS (CONTINUED)
LEISURE TIME (0.5%)
Carnival Corp.                     27,900   $  1,241,271
Harley-Davidson, Inc.              18,100        845,451
                                            ------------
                                               2,086,722
                                            ------------

MACHINERY--CONSTRUCTION & MINING (0.2%)
Terex Corp. (l)                    16,100      1,055,677
                                            ------------


MACHINERY--DIVERSIFIED (0.1%)
Rheinmetall A.G                     2,925        232,134
                                            ------------


MEDIA (0.9%)
Antena 3 de Television S.A.
  (g)                              12,100        185,240
DIRECTV Group, Inc. (The)
  (l)                              77,500      1,791,800
M6-Metropole Television             4,700        123,465
MediaSet S.p.A.                    73,860        744,299
Reed Elsevier N.V. (g)             34,867        694,579
Societe Television Francaise
  1                                13,240        353,601
Vivendi S.A.                          400         18,318
                                            ------------
                                               3,911,302
                                            ------------

METAL FABRICATE & HARDWARE (0.9%)
Assa Abloy AB Class B               4,500         90,307
MISUMI Group, Inc. (g)              7,000        122,400
Precision Castparts Corp.          27,300      3,786,510
                                            ------------
                                               3,999,217
                                            ------------

MINING (1.5%)
Alcoa, Inc.                        24,100        880,855
Freeport-McMoRan Copper &
  Gold, Inc. Class B                8,300        850,252
Southern Copper Corp. (g)          34,100      3,584,933
Teck Cominco, Ltd. Class B         34,700      1,239,137
                                            ------------
                                               6,555,177
                                            ------------

MISCELLANEOUS--MANUFACTURING (0.9%)
General Electric Co.               27,200      1,008,304
Honeywell International,
  Inc.                             16,800      1,034,376
Pentair, Inc.                      26,400        918,984
Roper Industries, Inc.             16,100      1,006,894
Siemens A.G                           440         69,903
                                            ------------
                                               4,038,461
                                            ------------

OFFICE & BUSINESS EQUIPMENT (0.2%)
Canon, Inc.                         7,000        326,399
Canon, Inc., Sponsored ADR
  (m)                                 900         41,247
Neopost S.A.                        1,290        132,706
RICOH Co., Ltd.                    16,000        296,270
                                            ------------
                                                 796,622
                                            ------------

OIL & GAS (4.8%)
BP PLC, Sponsored ADR (m)           6,200        453,654
Chevron Corp.                      27,700      2,585,241
ConocoPhillips                     27,900      2,463,570
Diamond Offshore Drilling,
  Inc. (g)                          6,700        951,400
ENI S.p.A.                          6,600        241,283
ENSCO International, Inc.          13,400        798,908
ExxonMobil Corp.                   20,100      1,883,169
Frontier Oil Corp.                 16,000        649,280
Hess Corp.                         10,300      1,038,858
Royal Dutch Shell PLC Class
  A, ADR (m)                        1,960        165,032
Suncor Energy, Inc.                22,600      2,457,298
Total S.A.                          3,300        273,694
Transocean, Inc.                   13,625      1,950,419
Valero Energy Corp.                25,100      1,757,753
XTO Energy, Inc.                   57,625      2,959,620
                                            ------------
                                              20,629,179
                                            ------------

OIL & GAS SERVICES (3.5%)
Baker Hughes, Inc.                 33,400      2,708,740
Cameron International Corp.
  (l)                              60,600      2,916,678
Halliburton Co.                    77,700      2,945,607
National Oilwell Varco, Inc.
  (l)                              52,200      3,834,612
Smith International, Inc.          39,800      2,939,230
                                            ------------
                                              15,344,867
                                            ------------

PHARMACEUTICALS (2.4%)
Actelion, Ltd. Registered
  (l)                                 620         28,474
Barr Pharmaceuticals, Inc.
  (l)                              20,500      1,088,550
Gilead Sciences, Inc. (l)          22,400      1,030,624
Medco Health Solutions, Inc.
  (l)                              12,800      1,297,920
Merck & Co., Inc.                  21,300      1,237,743
Novartis A.G. Registered            4,400        241,090
Novartis A.G., ADR (m)              2,600        141,206
Roche Holding A.G.
  Genusscheine                      3,200        552,272
Schering-Plough Corp.             111,700      2,975,688
Takeda Pharmaceutical Co.,
  Ltd.                              1,000         58,913
Teva Pharmaceutical
  Industries, Ltd.,
  Sponsored ADR (m)                34,800      1,617,504
                                            ------------
                                              10,269,984
                                            ------------

PIPELINES (0.7%)
Williams Cos., Inc.                83,600      2,991,208
                                            ------------


RETAIL (4.8%)
Abercrombie & Fitch Co.
  Class A                          28,600      2,287,142
American Eagle Outfitters,
  Inc. (g)                         19,200        398,784
AutoZone, Inc. (l)                 17,600      2,110,416
CVS Caremark Corp.                 76,200      3,028,950
FamilyMart Co., Ltd.                1,700         53,201
Home Depot, Inc. (The)             22,000        592,680
J.C. Penney Co., Inc.              34,600      1,522,054


M-334    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES          VALUE
COMMON STOCKS (CONTINUED)
RETAIL (CONTINUED)
Kohl's Corp. (l)                   45,800   $  2,097,640
Lowe's Cos., Inc.                  59,400      1,343,628
Marks & Spencer Group PLC           7,200         80,112
Nordstrom, Inc.                    11,000        404,030
Ryohin Keikaku Co., Ltd.            2,600        157,371
Target Corp.                       21,300      1,065,000
TJX Cos., Inc.                    131,700      3,783,741
Wal-Mart Stores, Inc.              34,400      1,635,032
                                            ------------
                                              20,559,781
                                            ------------

SEMICONDUCTORS (3.4%)
Applied Materials, Inc.           116,000      2,060,160
ARM Holdings PLC                    5,200         12,812
 v Intel Corp.                    150,400      4,009,664
 v MEMC Electronic
  Materials, Inc. (l)              49,100      4,344,859
NVIDIA Corp. (l)                   78,350      2,665,467
ROHM Co., Ltd.                        500         43,714
Texas Instruments, Inc.            42,000      1,402,800
                                            ------------
                                              14,539,476
                                            ------------

SOFTWARE (2.7%)
BMC Software, Inc. (l)             65,800      2,345,112
Infosys Technologies, Ltd.,
  Sponsored ADR (m)                 1,450         65,772
 v Microsoft Corp.                160,400      5,710,240
Oracle Corp. (l)                  156,100      3,524,738
Temenos Group A.G. (l)              1,889         46,585
                                            ------------
                                              11,692,447
                                            ------------

TELECOMMUNICATIONS (4.0%)
American Tower Corp. Class A
  (l)                              26,900      1,145,940
 v AT&T, Inc.                      98,400      4,089,504
Cisco Systems, Inc. (l)           102,300      2,769,261
Corning, Inc.                      44,600      1,069,954
Harris Corp.                       22,400      1,404,032
Nokia OYJ, Sponsored ADR (m)       29,000      1,113,310
NTT DoCoMo, Inc., Sponsored
  ADR (m)                          20,000        328,000
SBA Communications Corp.
  Class A (l)                      22,200        751,248
Sprint Nextel Corp.                56,200        737,906
Telecom Italia S.p.A.             111,100        263,639
Telefonaktiebolaget LM
  Ericsson Class B                130,400        306,162
Telefonaktiebolaget LM
  Ericsson, Sponsored ADR
  (m)                               2,000         46,700
Telekom Austria A.G                 1,600         44,436
Verizon Communications, Inc.       62,300      2,721,887
Vodafone Group PLC, ADR (m)         9,300        347,076
                                            ------------
                                              17,139,055
                                            ------------

TRANSPORTATION (1.0%)
FedEx Corp.                        11,300      1,007,621
Norfolk Southern Corp.             53,200      2,683,408
TNT N.V.                           15,500        639,035
                                            ------------
                                               4,330,064
                                            ------------
Total Common Stocks
  (Cost $221,825,165)                        257,338,041
                                            ------------



CONVERTIBLE PREFERRED STOCK (0.0%)++
--------------------------------------------------------

SOFTWARE (0.0%)++
QuadraMed Corp.
  5.50% (b)(n)(o)                   4,900        105,350
                                            ------------
Total Convertible Preferred
  Stock
  (Cost $122,500)                                105,350
                                            ------------



PREFERRED STOCK (0.2%)
--------------------------------------------------------

FEDERAL AGENCY (0.2%)
Fannie Mae
  8.25%                            41,400      1,066,050
                                            ------------
Total Preferred Stock
  (Cost $1,038,500)                            1,066,050
                                            ------------


                                NUMBER OF
                                 WARRANTS
WARRANTS (0.1%)
--------------------------------------------------------

AIRLINES (0.1%)
Ryanair Holdings PLC
  Strike Price E0.000001
  Expire 3/21/08 (b)(l)            56,607        390,012
                                            ------------
Total Warrants
  (Cost $405,097)                                390,012
                                            ------------



                                PRINCIPAL
                                   AMOUNT
SHORT-TERM INVESTMENTS (9.9%)
--------------------------------------------------------

COMMERCIAL PAPER (2.6%)
Abbey National North America
  LLC
  4.58%, due 1/4/08           $ 1,000,000        999,618
BNP Paribas Finance, Inc.
  4.895%, due 1/3/08            2,000,000      1,999,456
Deutsche Bank Financial LLC
  3.25%, due 1/2/08             5,250,000      5,249,526

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-335

                                PRINCIPAL
                                   AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
Toyota Motor Credit Corp.
  4.18%, due 1/9/08           $ 3,000,000   $  2,997,214
                                            ------------
Total Commercial Paper
  (Cost $11,245,814)                          11,245,814
                                            ------------



                                   SHARES
INVESTMENT COMPANY (6.9%)
State Street Navigator
  Securities Lending Prime
  Portfolio (p)                29,885,270     29,885,270
                                            ------------
Total Investment Company
  (Cost $29,885,270)                          29,885,270
                                            ------------


                                PRINCIPAL
                                   AMOUNT
U.S. GOVERNMENT (0.4%)
United States Treasury Bills
  2.32%, due 1/17/08          $   500,000        499,484
  2.50%, due 1/10/08              500,000        499,687
  2.56%, due 1/10/08              600,000        599,616
                                            ------------
Total U.S. Government
  (Cost $1,598,787)                            1,598,787
                                            ------------
Total Short-Term Investments
  (Cost $42,729,871)                          42,729,871
                                            ------------
Total Investments
  (Cost $424,261,875) (q)           106.6%   461,103,096
Liabilities in Excess of
  Cash and Other Assets              (6.6)   (28,493,179)
                              -----------   ------------
Net Assets                          100.0%  $432,609,917
                              ===========   ============





++   Less than one-tenth of a percent.
+++  All of the Portfolio's liquid assets are
     "earmarked" to cover potential senior
     securities transactions which may
     include, but are not limited to, swaps,
     forwards, TBA's, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Portfolio's potential senior
     securities holdings to ensure proper
     coverage for these transactions.
(a)  Floating rate.  Rate shown is the rate in
     effect at December 31, 2007.
(b)  May be sold to institutional investors
     only under Rule 144a or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Fair valued security. The total market
     value of these securities at December 31,
     2007 is $955,192, which represents 0.2%
     of the Portfolio's net assets.
(d)  Subprime mortgage investment. The total
     market value of these securities at
     December 31, 2007 is $724,321, which
     represents 0.2% of the Portfolio's net
     assets.
(e)  Issue in default.
(f)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.
(g)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $29,123,953; cash collateral of
     $29,885,270 (included in liabilities) was
     received with which the Portfolio
     purchased highly liquid short-term
     investments.
(h)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London Inter-Bank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at December 31,
     2007. Floating Rate Loans are generally
     considered restrictive in that the
     Portfolio is ordinarily contractually
     obligated to receive consent from the
     Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan.
(i)  ACES--Alternative Credit Enhancement
     Structure.
(j)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(k)  Exchange Traded Fund--represents a basket
     of securities that are traded on an
     exchange.
(l)  Non-income producing security.
(m)  ADR--American Depositary Receipt.
(n)  Illiquid security. The total market value
     of the security at December 31, 2007 is
     $105,350, which represents less than one-
     tenth of a percent of the Portfolio's net
     assets.
(o)  Restricted security.
(p)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(q)  At December 31, 2007, cost is
     $424,924,389 for federal income tax
     purposes and net unrealized appreciation
     is as follows:



     Gross unrealized appreciation   $ 47,231,164
     Gross unrealized depreciation    (11,052,457)
                                     ------------
     Net unrealized appreciation     $ 36,178,707
                                     ============
The following abbreviation is used in the above
  portfolio:
E--Euro






M-336    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in securities, at value
  (identified cost
  $424,261,875) including
  $29,123,953 market
  value of securities loaned         $461,103,096
Cash denominated in foreign
  currencies
  (identified cost $969,079)              961,187
Cash                                       43,536
Receivables:
  Dividends and interest                1,664,675
  Investment securities sold            1,042,307
  Fund shares sold                        127,110
Other assets                                5,130
                                     ------------
     Total assets                     464,947,041
                                     ------------

LIABILITIES:
Securities lending collateral          29,885,270
Payables:
  Investment securities purchased       1,973,185
  Fund shares redeemed                    164,697
  Adviser (See Note 3)                    118,226
  Administrator (See Note 3)               73,891
  Shareholder communication                54,406
  Professional fees                        35,140
  Custodian                                17,036
  NYLIFE Distributors (See Note 3)         12,459
  Directors                                   218
Accrued expenses                            2,596
                                     ------------
     Total liabilities                 32,337,124
                                     ------------
Net assets                           $432,609,917
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    235,190
Additional paid-in capital            342,292,428
                                     ------------
                                      342,527,618
Accumulated undistributed net
  investment income                    10,899,476
Accumulated undistributed net
  realized gain on investments,
  written option transactions and
  foreign currency transactions        42,349,907
Net unrealized appreciation on
  investments                          36,841,221
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                                (8,305)
                                     ------------
Net assets                           $432,609,917
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $373,886,246
                                     ============
Shares of capital stock outstanding    20,315,297
                                     ============
Net asset value per share
  outstanding                        $      18.40
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 58,723,671
                                     ============
Shares of capital stock outstanding     3,203,667
                                     ============
Net asset value per share
  outstanding                        $      18.33
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-337

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Interest                            $  9,308,407
  Dividends (a)                          4,103,964
  Income from securities
     loaned--net                           217,380
                                      ------------
     Total income                       13,629,751
                                      ------------
EXPENSES:
  Advisory (See Note 3)                  1,454,246
  Administration (See Note 3)              908,904
  Distribution and service--Service
     Class (See Note 3)                    144,840
  Shareholder communication                 85,605
  Professional fees                         73,258
  Custodian                                 51,675
  Directors                                 25,412
  Miscellaneous                             19,185
                                      ------------
     Total expenses                      2,763,125
                                      ------------
Net investment income                   10,866,626
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gain on:
  Security transactions                 43,825,897
  Written option transactions               69,470
  Foreign currency transactions             23,142
                                      ------------
Net realized gain on investments,
  written option transactions and
  foreign currency transactions         43,918,509
                                      ------------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions                (21,679,375)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts             (8,305)
                                      ------------
Net change in unrealized
  depreciation on investments and
  translation of other assets and
  liabilities in foreign currencies
  and forward currency forward
  contracts                            (21,687,680)
                                      ------------
Net realized and unrealized gain on
  investments, written option
  transactions and foreign currency
  transactions                          22,230,829
                                      ------------
Net increase in net assets
  resulting from operations           $ 33,097,455
                                      ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $27,383.



M-338    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006



                                                   2007             2006
DECREASE IN NET ASSETS:
Operations:
 Net investment income                     $ 10,866,626     $  9,744,113
 Net realized gain on investments,
  written option transactions and
  foreign currency transactions              43,918,509       29,793,584
 Net change in unrealized appreciation
  (depreciation) on investments, written
  option transactions and foreign
  currency transactions                     (21,687,680)       3,436,018
                                           -----------------------------
 Net increase in net assets resulting
  from operations                            33,097,455       42,973,715
                                           -----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                            (8,577,228)      (2,546,034)
    Service Class                            (1,187,850)        (240,857)
                                           -----------------------------
                                             (9,765,078)      (2,786,891)
                                           -----------------------------
 From net realized gain on investments:
    Initial Class                           (25,978,319)      (5,245,726)
    Service Class                            (3,993,425)        (720,227)
                                           -----------------------------
                                            (29,971,744)      (5,965,953)
                                           -----------------------------
 Total dividends and distributions to
  shareholders                              (39,736,822)      (8,752,844)
                                           -----------------------------

Capital share transactions:
 Net proceeds from sale of shares            20,714,544       14,416,940
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions                39,736,822        8,752,844
 Cost of shares redeemed                    (85,087,776)     (94,019,588)
                                           -----------------------------
    Decrease in net assets derived from
     capital share transactions             (24,636,410)     (70,849,804)
                                           -----------------------------
    Net decrease in net assets              (31,275,777)     (36,628,933)

NET ASSETS:
Beginning of year                           463,885,694      500,514,627
                                           -----------------------------
End of year                                $432,609,917     $463,885,694
                                           =============================
Accumulated undistributed net investment
 income at end of year                     $ 10,899,476     $  9,759,310
                                           =============================







The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-339

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                            --------------------------------------------------------



                                             YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------

                              2007        2006        2005        2004        2003

Net asset value at
  beginning of period       $  18.78    $  17.48    $  16.67    $  15.93    $  13.55
                            --------    --------    --------    --------    --------
Net investment income           0.47(b)     0.37(b)     0.33(b)     0.28(c)     0.27(b)
Net realized and
  unrealized gain on
  investments                   0.97        1.30        0.75        0.74        2.39
                            --------    --------    --------    --------    --------
Total from investment
  operations                    1.44        1.67        1.08        1.02        2.66
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.45)      (0.12)      (0.27)      (0.28)      (0.28)
  From net realized gain
     on investments            (1.37)      (0.25)         --          --          --
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (1.82)      (0.37)      (0.27)      (0.28)      (0.28)
                            --------    --------    --------    --------    --------
Net asset value at end of
  period                    $  18.40    $  18.78    $  17.48    $  16.67    $  15.93
                            ========    ========    ========    ========    ========
Total investment return         7.51%       9.50%       6.50%(d)    6.37%      19.68%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         2.42%       2.06%       1.96%       1.64%(c)    1.87%
  Net expenses                  0.58%       0.59%       0.37%       0.62%       0.61%
  Expenses (before
     reimbursement)             0.58%       0.59%       0.58%       0.62%       0.61%
Portfolio turnover rate           76%         61%(e)      76%(e)     111%         69%
Net assets at end of
  period (in 000's)         $373,886    $408,052    $451,605    $523,683    $558,181




(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.01 per share and 0.05%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid
     $3.00 per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.27% and 5.99% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  The portfolio turnover rate not including mortgage dollar rolls is 51% and 39%
     for the years ended December 31, 2006 and 2005, respectively.
(f)  Total return is not annualized.
(g)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.





M-340    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            SERVICE CLASS
      --------------------------------------------------------
                                                    JUNE 4,
                                                     2003(a)
                                                     THROUGH
               YEAR ENDED DECEMBER 31,            DECEMBER 31,
      --------------------------------------------------------

        2007       2006       2005       2004         2003

      $ 18.72    $ 17.43    $ 16.64    $ 15.92       $ 14.79
      -------    -------    -------    -------       -------
         0.42(b)    0.33(b)    0.29(b)    0.24(c)       0.14(b)
         0.97       1.29       0.73       0.73          1.26
      -------    -------    -------    -------       -------
         1.39       1.62       1.02       0.97          1.40
      -------    -------    -------    -------       -------

        (0.41)     (0.08)     (0.23)     (0.25)        (0.27)
        (1.37)     (0.25)        --         --            --
      -------    -------    -------    -------       -------
        (1.78)     (0.33)     (0.23)     (0.25)        (0.27)
      -------    -------    -------    -------       -------
      $ 18.33    $ 18.72    $ 17.43    $ 16.64       $ 15.92
      =======    =======    =======    =======       =======
         7.24%      9.23%      6.19%(d)   6.10%         9.47%(f)

         2.17%      1.81%      1.71%      1.39%(c)      1.62%+(g)
         0.83%      0.84%      0.62%      0.87%         0.86%+
         0.83%      0.84%      0.83%      0.87%         0.86%+
           76%        61%(e)     76%(e)    111%           69%
      $58,724    $55,833    $48,909    $37,849       $12,116




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-341

MAINSTAY VP VALUE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      FIVE         TEN
TOTAL RETURNS                YEAR    YEARS(1)    YEARS(1)
---------------------------------------------------------
After Portfolio operating
  expenses                   2.19%     12.84%      5.49%




                                            (After Portfolio operating expenses)

                              MAINSTAY VP      RUSSELL 1000    S&P 500
                            VALUE PORTFOLIO     VALUE INDEX     INDEX
                            ---------------    ------------    -------
12/31/97                         10000             10000        10000
                                  9586             11563        12858
                                 10430             12413        15563
                                 11775             13283        14146
                                 11822             12541        12465
                                  9333             10594         9710
                                 11888             13775        12495
                                 13229             16048        13855
                                 14054             17180        14536
                                 16707             21001        16832
12/31/07                         17073             20965        17756






SERVICE CLASS(2)                                                 AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      FIVE         TEN
TOTAL RETURNS                YEAR    YEARS(1)    YEARS(1)
---------------------------------------------------------
After Portfolio operating
  expenses                   1.94%     12.56%      5.23%




                                            (After Portfolio operating expenses)

                MAINSTAY VP      RUSSELL 1000    S&P 500
              VALUE PORTFOLIO     VALUE INDEX     INDEX
              ---------------    ------------    -------
12/31/97           10000             10000        10000
                    9562             11563        12858
                   10378             12413        15563
                   11686             13283        14146
                   11705             12541        12465
                    9218             10594         9710
                   11712             13775        12495
                   13001             16048        13855
                   13777             17180        14536
                   16336             21001        16832
12/31/07           16653             20965        17756







 BENCHMARK PERFORMANCE     ONE      FIVE     TEN
                           YEAR    YEARS    YEARS
-------------------------------------------------
Russell 1000(R) Value
  Index*                  -0.17%   14.63%    7.68%
S&P 500(R) Index*          5.49    12.83     5.91



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 12.82% and 5.49% for Initial Class shares and 12.55% and 5.23% for Service Class shares for the five-year and ten-year periods, respectively.

2. Performance for Service Class shares, first offered 6/4/03, includes the historical performance of Initial Class shares from 1/1/98 through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




M-342    MainStay VP Value Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP VALUE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)
INITIAL CLASS                  $1,000.00        $947.60         $2.95          $1,022.00         $3.06
--------------------------------------------------------------------------------------------------------

SERVICE CLASS                  $1,000.00        $946.35         $4.17          $1,020.75         $4.33
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.60% for Initial Class and 0.85% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).


                                                  www.mainstayfunds.com    M-343

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(COMPOSITION PIE CHART)

Common Stocks                                   95.0
Short-Term Investments (collateral from
  securities lending is 1.9%)**                  6.2
Investment Company                               0.7
Purchased Call Options*                          0.0
Liabilities in Excess of Cash and Other
  Assets                                        (1.9)





*  Less than one-tenth of a percent.

** Includes 1.9% of Short-Term Investment Company Securities.

See Portfolio of Investments on page M-347 for specific holdings within those categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  Intel Corp.
    2.  ExxonMobil Corp.
    3.  AT&T, Inc.
    4.  Bank of America Corp.
    5.  CVS Caremark Corp.
    6.  General Electric Co.
    7.  Chevron Corp.
    8.  Citigroup, Inc.
    9.  Suncor Energy, Inc.
   10.  PNC Financial Services Group, Inc.







M-344    MainStay VP Value Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY RICHARD A. ROSEN OF MACKAY SHIELDS LLC.

HOW DID MAINSTAY VP VALUE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007, MainStay VP Value Portfolio returned 2.19% for Initial Class shares and 1.94% for Service Class shares. Both share classes outperformed the 1.69% return of the average Lipper* Variable Products Large-Cap Value Portfolio and outperformed the -0.17% return of the Russell 1000(R) Value Index* for the 12 months ended December 31, 2007. The Russell 1000(R) Value Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO'S RELATIVE PERFORMANCE IN 2007?

Good stock selection in information technology, energy and financials more than offset weakness that resulted from the Portfolio's consumer discretionary holdings and from its underweight in the relatively strong utilities sector.

HOW DID THE PORTFOLIO'S FINANCIAL STOCKS PERFORM DURING 2007?

In 2007, financial stocks were large underperformers. We managed, however, to avoid most of the stocks that experienced major corrections because of exposure to subprime mortgages and other credit difficulties. Good stock selection and an underweight position resulted in a significant positive contribution to relative performance. Several of our holdings bucked the trend and performed well. Bank of New York, Prudential Financial and Goldman Sachs all advanced. We reduced the Portfolio's position in Goldman Sachs as the shares approached our price target. Negative performers included Genworth Financial and Freddie Mac. We reduced the Portfolio's positions in these names when we perceived a negative shift in their fundamentals. Capital One Financial and PMI Group also declined, and we sold the Portfolio's entire positions in these stocks.

HOW DID INFORMATION TECHNOLOGY STOCKS CONTRIBUTE TO THE PORTFOLIO'S PERFORMANCE IN 2007?

In information technology, Nokia rose substantially as the company exploited its large presence in emerging markets to gain market share. We trimmed our position in Nokia Oyj as the shares approached our price target. Gains in Intel, Texas Instruments and IBM also helped performance. We had added to our positions in both Intel and IBM during the year and reduced our Texas Instruments position near our price target. On the negative side, Motorola and Advanced Micro Devices were both losing market share, and we eliminated both positions after determining that they represented unattractive risk/reward propositions.

DID THE PORTFOLIO BENEFIT FROM HIGHER ENERGY PRICES DURING THE YEAR?

Higher energy prices helped several of the Portfolio's energy holdings, including GlobalSantaFe, Diamond Offshore and Transocean. These stocks posted strong gains, and Transocean's acquisition bid for GlobalSantaFe highlighted significant asset value in the industry. We reduced our positions in these stocks as they approached their respective price targets. Oil sands producer Suncor Energy was a new position in 2007, and the shares advanced from time of purchase through the end of the period. We trimmed our Suncor position as the shares approached our price target. Shares of integrated energy concern Hess more than doubled from the time of our initial purchases early in the year. We reduced the Portfolio's position in Hess as the shares approached our price target.

WHICH OTHER PORTFOLIO HOLDINGS WERE STRONG PERFORMERS DURING 2007 AND WHICH WERE PARTICULARLY WEAK?

Other stocks that helped the Portfolio's performance included Teva Pharmaceutical Industries, Honeywell and CVS Caremark.

Several of the Portfolio's consumer discretionary holdings detracted from performance. Home-improvement retailers Home Depot and Lowe's both fell as the housing slump deepened. Although we initially underestimated the impact of the macroeconomic downturn on sales in this industry, we reduced the Portfolio's exposure later in the year. During 2007, we initiated a smaller position in homebuilder Centex, which we later sold after reassessing the company's downside risk. Cable operator Comcast also declined. We sold a portion of the Portfolio's Comcast position at levels above the year-end closing price, but the remainder of the position hurt performance.


The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

                                                  www.mainstayfunds.com    M-345

The Portfolio's position in biotechnology company Amgen also detracted from performance. Safety concerns around a key drug franchise hurt the stock.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2007?

As of December 31, 2007, the Portfolio was overweight relative to the Russell 1000(R) Value Index in information technology, health care and materials. At year-end 2007, the Portfolio was underweight in utilities, financials, industrials and telecommunication services. The Portfolio's weightings in the energy and consumer sectors were roughly equal to those in the Index.



The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP VALUE PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.


M-346    MainStay VP Value Portfolio

PORTFOLIO OF INVESTMENTS+++ DECEMBER 31, 2007




                                   SHARES          VALUE
COMMON STOCKS (95.0%)+
--------------------------------------------------------

AEROSPACE & DEFENSE (2.8%)
Honeywell International,
  Inc.                            146,600   $  9,026,162
Northrop Grumman Corp.            131,100     10,309,704
                                            ------------
                                              19,335,866
                                            ------------

AIR FREIGHT & LOGISTICS (1.2%)
FedEx Corp.                        91,300      8,141,221
                                            ------------


BIOTECHNOLOGY (1.1%)
Amgen, Inc. (a)                   157,400      7,309,656
                                            ------------


CAPITAL MARKETS (5.1%)
Bank of New York Mellon
  Corp. (The)                     280,755     13,689,614
Goldman Sachs Group, Inc.
  (The)                            49,920     10,735,296
Merrill Lynch & Co., Inc.          80,400      4,315,872
Morgan Stanley                    119,100      6,325,401
                                            ------------
                                              35,066,183
                                            ------------

CHEMICALS (1.6%)
E.I. du Pont de Nemours &
  Co.                             245,500     10,824,095
                                            ------------


COMMERCIAL BANKS (3.8%)
 v PNC Financial Services
  Group, Inc.                     222,500     14,607,125
U.S. Bancorp                      107,900      3,424,746
Wells Fargo & Co.                 258,600      7,807,134
                                            ------------
                                              25,839,005
                                            ------------

COMMERCIAL SERVICES & SUPPLIES (1.0%)
Avery Dennison Corp.              123,200      6,546,848
                                            ------------


COMMUNICATIONS EQUIPMENT (1.4%)
Nokia OYJ, Sponsored ADR (b)      252,900      9,708,831
                                            ------------


COMPUTERS & PERIPHERALS (1.9%)
International Business
  Machines Corp.                  119,700     12,939,570
                                            ------------


DIVERSIFIED FINANCIAL SERVICES (7.0%)
 v Bank of America Corp.          450,692     18,595,552
 v Citigroup, Inc.                562,297     16,554,024
JPMorgan Chase & Co.              282,740     12,341,601
                                            ------------
                                              47,491,177
                                            ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (4.7%)
 v AT&T, Inc.                     452,400     18,801,744
Verizon Communications, Inc.      309,100     13,504,579
                                            ------------
                                              32,306,323
                                            ------------

ELECTRIC UTILITIES (2.5%)
Duke Energy Corp.                 428,700      8,646,879
FirstEnergy Corp.                 117,200      8,478,248
                                            ------------
                                              17,125,127
                                            ------------

ENERGY EQUIPMENT & SERVICES (2.4%)
Diamond Offshore Drilling,
  Inc. (c)                         58,200      8,264,400
Transocean, Inc.                   57,654      8,253,170
                                            ------------
                                              16,517,570
                                            ------------

FOOD & STAPLES RETAILING (5.9%)
 v CVS Caremark Corp.             466,800     18,555,300
Kroger Co. (The)                  325,000      8,680,750
Wal-Mart Stores, Inc.             272,800     12,966,184
                                            ------------
                                              40,202,234
                                            ------------

FOOD PRODUCTS (1.3%)
General Mills, Inc.               157,300      8,966,100
                                            ------------


HEALTH CARE PROVIDERS & SERVICES (2.9%)
Quest Diagnostics, Inc.           104,700      5,538,630
UnitedHealth Group, Inc.          249,300     14,509,260
                                            ------------
                                              20,047,890
                                            ------------

HOTELS, RESTAURANTS & LEISURE (1.2%)
Carnival Corp.                    176,400      7,848,036
                                            ------------


HOUSEHOLD PRODUCTS (1.3%)
Kimberly-Clark Corp.              123,900      8,591,226
                                            ------------


INDUSTRIAL CONGLOMERATES (2.7%)
 v General Electric Co.           493,000     18,275,510
                                            ------------


INSURANCE (4.8%)
Genworth Financial, Inc.
  Class A                         486,100     12,371,245
Hartford Financial Services
  Group, Inc. (The)               115,000     10,026,850
Prudential Financial, Inc.        109,600     10,197,184
                                            ------------
                                              32,595,279
                                            ------------

IT SERVICES (2.0%)
Affiliated Computer
  Services, Inc. Class A (a)      166,000      7,486,600
Computer Sciences Corp. (a)       121,000      5,985,870
                                            ------------
                                              13,472,470
                                            ------------

MACHINERY (0.8%)
Pentair, Inc.                     156,700      5,454,727
                                            ------------



 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-347


                                   SHARES          VALUE
COMMON STOCKS (CONTINUED)
METALS & MINING (3.7%)
Alcoa, Inc.                       143,228   $  5,234,983
Freeport-McMoRan Copper &
  Gold, Inc. Class B               71,900      7,365,436
Nucor Corp.                        89,000      5,270,580
Teck Cominco, Ltd. Class B        202,700      7,238,417
                                            ------------
                                              25,109,416
                                            ------------


MULTILINE RETAIL (2.2%)
Kohl's Corp. (a)                   59,900      2,743,420
Nordstrom, Inc.                    96,200      3,533,426
Target Corp.                      177,100      8,855,000
                                            ------------
                                              15,131,846
                                            ------------

OIL, GAS & CONSUMABLE FUELS (13.2%)
 v Chevron Corp.                  180,286     16,826,092
ConocoPhillips                    161,500     14,260,450
 v ExxonMobil Corp.               215,800     20,218,302
Frontier Oil Corp.                139,800      5,673,084
Hess Corp.                         89,200      8,996,712
 v Suncor Energy, Inc.            139,400     15,156,962
Valero Energy Corp.               130,700      9,152,921
                                            ------------
                                              90,284,523
                                            ------------

PHARMACEUTICALS (7.2%)
Barr Pharmaceuticals, Inc.
  (a)                             153,300      8,140,230
Johnson & Johnson                 211,100     14,080,370
Pfizer, Inc.                      325,400      7,396,342
Teva Pharmaceutical
  Industries, Ltd.,
  Sponsored ADR (b)               286,500     13,316,520
Wyeth                             138,200      6,107,058
                                            ------------
                                              49,040,520
                                            ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.4%)
 v Intel Corp.                    804,500     21,447,970
Texas Instruments, Inc.           249,400      8,329,960
                                            ------------
                                              29,777,930
                                            ------------

SPECIALTY RETAIL (3.3%)
Home Depot, Inc. (The)            190,900      5,142,846
Lowe's Cos., Inc.                 328,800      7,437,456
TJX Cos., Inc.                    338,100      9,713,613
                                            ------------
                                              22,293,915
                                            ------------

THRIFTS & MORTGAGE FINANCE (0.8%)
Fannie Mae                        141,700      5,665,166
                                            ------------


WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Sprint Nextel Corp.               432,700      5,681,351
                                            ------------
Total Common Stocks
  (Cost $565,498,252)                        647,589,611
                                            ------------



INVESTMENT COMPANY (0.7%)
--------------------------------------------------------

iShares Russell 1000 Value
  Index Fund (c)(d)                60,000      4,821,000
                                            ------------
Total Investment Company
  (Cost $5,207,317)                            4,821,000
                                            ------------

                                NUMBER OF
                                CONTRACTS

PURCHASED CALL OPTIONS (0.0%)++
--------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.0%)++
Coventry Health Care, Inc.
  Strike Price $65.00
  Expire 1/19/08                    1,000          5,000
  Strike Price $70.00
  Expire 1/19/08                    1,000         10,000
                                            ------------
Total Purchased Call Options
  (Premium $293,460)                              15,000
                                            ------------



                                PRINCIPAL
                                   AMOUNT
SHORT-TERM INVESTMENTS (6.2%)
--------------------------------------------------------

COMMERCIAL PAPER (3.1%)
Abbey National North America
  LLC
  4.58%, due 1/4/08           $ 7,000,000      6,997,328
BNP Paribas Finance, Inc.
  4.895%, due 1/3/08            7,000,000      6,998,096
Toyota Motor Credit Corp.
  4.18%, due 1/9/08             7,000,000      6,993,498
                                            ------------
Total Commercial Paper
  (Cost $20,988,922)                          20,988,922
                                            ------------

FEDERAL AGENCY (1.2%)
Federal Home Loan Bank
  (Discount Note)
  3.10%, due 1/2/08             7,995,000      7,994,312
                                            ------------
Total Federal Agency
  (Cost $7,994,312)                            7,994,312
                                            ------------



M-348    MainStay VP Value Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
INVESTMENT COMPANY (1.9%)
State Street Navigator
  Securities Lending
  Prime Portfolio (e)          13,309,228   $ 13,309,228
                                            ------------
Total Investment Company
  (Cost $13,309,228)                          13,309,228
                                            ------------
Total Short-Term Investments
  (Cost $42,292,462)                          42,292,462
                                            ------------
Total Investments
  (Cost $613,291,491) (f)           101.9%   694,718,073
Liabilities in Excess of
  Cash and Other Assets              (1.9)   (12,752,557)
                              -----------   ------------
Net Assets                          100.0%  $681,965,516
                              ===========   ============





++   Less than one-tenth of a percent.
+++  All of the Portfolio's liquid assets are
     "earmarked" to cover potential senior
     securities transactions which may
     include, but are not limited to, swaps,
     forwards, TBA's, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Portfolio's potential senior
     securities holdings to ensure proper
     coverage for these transactions.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $13,015,327; cash collateral of
     $13,309,228 (included in liabilities) was
     received with which the Portfolio
     purchased highly liquid short-term
     investments.
(d)  Exchange Traded Fund--represents a basket
     of securities that are traded on an
     exchange.
(e)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(f)  At December 31, 2007, cost is
     $614,539,540 for federal income tax
     purposes and net unrealized appreciation
     is as follows:



     Gross unrealized appreciation   $111,561,707
     Gross unrealized depreciation    (31,383,174)
                                     ------------
     Net unrealized appreciation     $ 80,178,533
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-349

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in securities, at value
  (identified cost
  $613,291,491) including
  $13,015,327 market
  value of securities loaned         $694,718,073
Cash                                        7,389
Receivables:
  Investment securities sold            1,720,219
  Dividends and interest                  594,254
  Fund shares sold                        131,339
Other assets                                1,313
                                     ------------
     Total assets                     697,172,587
                                     ------------

LIABILITIES:
Securities lending collateral          13,309,228
Payables:
  Investment securities purchased       1,233,636
  Adviser (See Note 3)                    210,603
  Fund shares redeemed                    173,969
  Administrator (See Note 3)              117,002
  Shareholder communication                88,417
  Professional fees                        34,948
  NYLIFE Distributors (See Note 3)         28,837
  Custodian                                 7,633
  Directors                                   356
Accrued expenses                            2,442
                                     ------------
     Total liabilities                 15,207,071
                                     ------------
Net assets                           $681,965,516
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    366,669
Additional paid-in capital            550,257,711
                                     ------------
                                      550,624,380
Accumulated undistributed net
  investment income                    12,126,153
Accumulated undistributed net
  realized gain on investments,
  written option transactions and
  foreign currency transactions        37,788,401
Net unrealized appreciation on
  investments                          81,426,582
                                     ------------
Net assets                           $681,965,516
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $547,045,063
                                     ============
Shares of capital stock outstanding    29,382,978
                                     ============
Net asset value per share
  outstanding                        $      18.62
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $134,920,453
                                     ============
Shares of capital stock outstanding     7,283,943
                                     ============
Net asset value per share
  outstanding                        $      18.52
                                     ============







M-350    MainStay VP Value Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Dividends (a)                       $ 14,860,954
  Interest                               1,900,680
  Income from securities
     loaned--net                            91,286
                                      ------------
     Total income                       16,852,920
                                      ------------
EXPENSES:
  Advisory (See Note 3)                  2,615,848
  Administration (See Note 3)            1,453,249
  Distribution and service--Service
     Class (See Note 3)                    339,062
  Shareholder communication                138,841
  Professional fees                         88,163
  Directors                                 39,879
  Custodian                                 23,188
  Miscellaneous                             26,562
                                      ------------
     Total expenses                      4,724,792
                                      ------------
Net investment income                   12,128,128
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gain on:
  Security transactions                 40,115,176
  Written option transactions              268,189
  Foreign currency transactions                723
                                      ------------
Net realized gain on investments,
  written option transactions and
  foreign currency transactions         40,384,088
                                      ------------
Net change in unrealized
  appreciation on investments          (35,977,347)
                                      ------------
Net realized and unrealized gain on
  investments, written option
  transactions and foreign currency
  transactions                           4,406,741
                                      ------------
Net increase in net assets
  resulting from operations           $ 16,534,869
                                      ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $108,537.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-351

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006



                                                   2007             2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                     $ 12,128,128     $ 11,183,439
 Net realized gain on investments,
  written option transactions and
  foreign currency transactions              40,384,088       58,065,398
 Net change in unrealized appreciation
  on investments                            (35,977,347)      46,235,925
                                           -----------------------------
 Net increase in net assets resulting
  from operations                            16,534,869      115,484,762
                                           -----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                            (9,183,557)      (2,148,630)
    Service Class                            (1,999,808)        (271,532)
                                           -----------------------------
                                            (11,183,365)      (2,420,162)
                                           -----------------------------
 From net realized gain on investments:
    Initial Class                           (47,530,640)      (8,716,798)
    Service Class                           (11,615,894)      (1,782,820)
                                           -----------------------------
                                            (59,146,534)     (10,499,618)
                                           -----------------------------
 Total dividends and distributions to
  shareholders                              (70,329,899)     (12,919,780)
                                           -----------------------------

Capital share transactions:
 Net proceeds from sale of shares            39,815,897       60,433,199
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions                70,329,899       12,919,780
 Cost of shares redeemed                    (94,094,197)     (84,657,739)
                                           -----------------------------
    Increase (decrease) in net assets
     derived from capital share
     transactions                            16,051,599      (11,304,760)
                                           -----------------------------
    Net increase (decrease) in net
          assets                            (37,743,431)      91,260,222

NET ASSETS:
Beginning of year                           719,708,947      628,448,725
                                           -----------------------------
End of year                                $681,965,516     $719,708,947
                                           =============================
Accumulated undistributed net investment
 income at end of year                     $ 12,126,153     $ 11,181,828
                                           =============================








M-352    MainStay VP Value Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-353

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                            --------------------------------------------------------



                                             YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------

                              2007        2006        2005        2004        2003

Net asset value at
  beginning of period       $  20.18    $  17.29    $  16.47    $  14.96    $  11.91
                            --------    --------    --------    --------    --------
Net investment income           0.36(b)     0.32(b)     0.27(b)     0.18        0.21(b)
Net realized and
  unrealized gain on
  investments                   0.18        2.94        0.76        1.51        3.04
                            --------    --------    --------    --------    --------
Total from investment
  operations                    0.54        3.26        1.03        1.69        3.25
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.34)      (0.07)      (0.21)      (0.18)      (0.20)
  From net realized gain
     on investments            (1.76)      (0.30)         --          --          --
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (2.10)      (0.37)      (0.21)      (0.18)      (0.20)
                            --------    --------    --------    --------    --------
Net asset value at end of
  period                    $  18.62    $  20.18    $  17.29    $  16.47    $  14.96
                            ========    ========    ========    ========    ========
Total investment return         2.19%      18.87%       6.24%(d)   11.28%      27.37%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         1.72%       1.72%       1.58%       1.34%       1.60%
  Net expenses                  0.60%       0.62%       0.50%       0.65%       0.66%
  Expenses (before
     reimbursement)             0.60%       0.62%       0.61%       0.65%       0.66%
Portfolio turnover rate           52%         46%         40%         81%         62%
Net assets at end of
  period (in 000's)         $547,045    $597,831    $548,065    $567,182    $418,992




(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.13% and 5.87% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.





M-354    MainStay VP Value Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                             SERVICE CLASS
      ----------------------------------------------------------
                                                       JUNE 4,
                                                       2003(a)
                                                       THROUGH
                YEAR ENDED DECEMBER 31,             DECEMBER 31,
      ----------------------------------------------------------

        2007        2006        2005       2004         2003

      $  20.10    $  17.24    $ 16.44    $ 14.95       $ 12.81
      --------    --------    -------    -------       -------
          0.30(b)     0.27(b)    0.22(b)    0.15          0.10(b)
          0.18        2.94       0.76       1.49          2.23
      --------    --------    -------    -------       -------
          0.48        3.21       0.98       1.64          2.33
      --------    --------    -------    -------       -------

         (0.30)      (0.05)     (0.18)     (0.15)        (0.19)
         (1.76)      (0.30)        --         --            --
      --------    --------    -------    -------       -------
         (2.06)      (0.35)     (0.18)     (0.15)        (0.19)
      --------    --------    -------    -------       -------
      $  18.52    $  20.10    $ 17.24    $ 16.44       $ 14.95
      ========    ========    =======    =======       =======
          1.94%      18.58%      5.96%(d)  11.01%        18.14%(c)

          1.46%       1.46%      1.33%      1.09%         1.35%+(e)
          0.85%       0.87%      0.75%      0.90%         0.91%+
          0.85%       0.87%      0.86%      0.90%         0.91%+
            52%         46%        40%        81%           62%
      $134,920    $121,878    $80,384    $56,367       $15,024




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                           M-355

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company.

The Portfolios commenced operations on the dates indicated below:

 COMMENCEMENT
 OF OPERATIONS       PORTFOLIOS
January 23, 1984     Bond and Common Stock
                     Portfolios
----------------------------------------------------
January 29, 1993     Capital Appreciation, Cash
                     Management, Government, S&P 500
                     Index and Total Return
                     Portfolios
----------------------------------------------------
May 1, 1995          High Yield Corporate Bond,
                     International Equity and Value
                     Portfolios
----------------------------------------------------
October 1, 1996      Convertible Portfolio
----------------------------------------------------
May 1, 1998          Developing Growth, ICAP Select
                     Equity and Large Cap Growth
                     Portfolios
----------------------------------------------------
July 2, 2001         Mid Cap Core, Mid Cap Growth,
                     Mid Cap Value and Small Cap
                     Growth Portfolios
----------------------------------------------------
May 2, 2005          Balanced and Floating Rate
                     Portfolios
----------------------------------------------------
February 13, 2006    Conservative Allocation, Growth
                     Allocation, Moderate Allocation
                     and Moderate Growth Allocation
                     Portfolios
----------------------------------------------------



The Portfolios (each separately a "Portfolio") are separate Portfolios of the Fund. Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II and III, VUL Separate Account-I and CSVUL Separate Account-I (collectively "Separate Accounts"). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolios are also offered to the Asset Allocation Portfolios, which may invest in and own shares in any of the Portfolios.

On May 13, 2003, the Fund's Board of Directors adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor of its shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares.

The Service Class of each Portfolio commenced operations on the dates indicated below:

 COMMENCEMENT
 OF OPERATIONS       PORTFOLIOS
June 4, 2003         Bond, Government, High Yield
                     Corporate Bond, Total Return
                     and Value Portfolios
----------------------------------------------------
June 5, 2003         Capital Appreciation, Common
                     Stock, Convertible, Developing
                     Growth, ICAP Select Equity,
                     International Equity, Mid Cap
                     Core, Mid Cap Growth, Mid Cap
                     Value, S&P 500 Index and Small
                     Cap Growth Portfolios
----------------------------------------------------
June 6, 2003         Large Cap Growth Portfolio
----------------------------------------------------
May 2, 2005          Balanced and Floating Rate
                     Portfolios
----------------------------------------------------
February 13, 2006    Conservative Allocation, Growth
                     Allocation, Moderate Allocation
                     and Moderate Growth Allocation
                     Portfolios
----------------------------------------------------



The investment objectives for each of the Portfolios of the Fund are as follows:

BALANCED: to seek high total return.

BOND: to seek the highest income over the long term consistent with preservation of principal.

CAPITAL APPRECIATION: to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

CASH MANAGEMENT: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

COMMON STOCK: to seek long-term growth of capital, with income as a secondary consideration.

CONSERVATIVE ALLOCATION: to seek current income and, secondarily, long-term growth of capital.

CONVERTIBLE: to seek capital appreciation together with current income.

DEVELOPING GROWTH: to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

FLOATING RATE: to seek to provide high current income.

GOVERNMENT: to seek a high level of current income, consistent with safety of principal.

GROWTH ALLOCATION: to seek long-term growth of capital.

HIGH YIELD CORPORATE BOND: to seek maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. Capital appreciation is a secondary objective.

ICAP SELECT EQUITY: to seek a superior total return.



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

INTERNATIONAL EQUITY: to seek long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

LARGE CAP GROWTH: to seek long-term growth of capital.

MID CAP CORE: to seek long-term growth of capital.

MID CAP GROWTH: to seek long-term growth of capital.

MID CAP VALUE: to realize maximum long-term total return from a combination of capital appreciation and income.

MODERATE ALLOCATION: to seek long-term growth of capital and, secondarily, current income.

MODERATE GROWTH ALLOCATION: to seek long-term growth of capital and, secondarily, current income.

S&P 500 INDEX: to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

SMALL CAP GROWTH: to seek long-term capital appreciation by investing in securities of small-cap companies.

TOTAL RETURN: to realize current income consistent with reasonable opportunity for future growth of capital and income.

VALUE: to realize maximum long-term total return from a combination of capital growth and income.

The Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios (collectively the "Asset Allocation Portfolios") operate as "fund-of-funds." The Asset Allocation Portfolios may invest in other Portfolios of the Fund as well as funds of the Eclipse and The MainStay Funds, each a Massachusetts business trust, and ICAP Funds, Inc. and Eclipse Funds Inc., each a Maryland Corporation, for which New York Life Investment Management LLC also serves as manager ("underlying funds").

The High Yield Corporate Bond Portfolio invests primarily in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a higher interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.


There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

Each Portfolio prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Portfolio's Manager (as defined in Note 3), in consultation with a Portfolio's subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Portfolio's Manager, in consultation with a portfolio's subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange. Investments in underlying funds are valued at their net asset value at the close of business each day. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Loans are valued at the average of bid quotations obtained from a pricing service. The Fund has engaged an independent pricing service to provide market value quotations from dealers in loans. As of December 31, 2007, 100% of total investments in loans were valued based on prices from such services. Options and futures contracts are valued at the last posted settlement price on the market where such options or futures contracts are principally traded. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount

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

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


due at maturity and cost. Investments in money market funds are valued daily at their NAV. Portfolio securities of the Cash Management Portfolio are valued at their amortized cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security, the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Portfolio's Manager or Subadvisor (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At December 31, 2007, the Convertible, Government, High Yield Corporate Bond and Total Return Portfolios held securities with values of $210,421, $1,748,129, $5,855,326, and $955,192, respectively, that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the International Equity Portfolio principally trade, and the time at which the Portfolio's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Administrator or Manager/Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Administrator or Manager/Subadvisor may, pursuant to procedures adopted by the Fund's Board of Directors, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Portfolio's policies and procedures.

(B) FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required other than disclosed.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Portfolios' 2007 fiscal year, and was applied to all open tax years as of the date of effectiveness. Based on the Manager's analysis, the determination was made that the adoption of the Interpretation did not have an impact to the Portfolios' financial statements upon adoption. The Manager continually reviews the Portfolios' tax positions and such conclusions under the Interpretation based on factors including, but not limited to, on going analyses of tax laws, regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Cash Management and Floating Rate Portfolios, dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay dividends of net investment income and distributions of net realized gain and currency gains, if any, at least once a year. All dividends and distributions are reinvested in shares of the Portfolio, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Asset Allocation Portfolios from the underlying portfolios are recorded on the ex-dividend date. Discounts and premiums on securities purchased, other than short-term securities, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security,


M-358    MainStay VP Series Fund, Inc.

over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except where direct allocations of expense can be made. Expenses (other than expenses incurred under the Distribution and Service Plan further discussed in Note 3(C) on page M-363, which are charged directly to the Service Class) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are accrued. The expenses borne by each Portfolio, including those of related parties to the Portfolios, are shown on each Portfolio's Statement of Operations.

In addition, each Asset Allocation Portfolio bears a pro rata share of the fees and expenses of the underlying portfolios in which they invest. Because the underlying portfolios have varied expense and fee levels and the Asset Allocation Portfolios may own different proportions of the underlying portfolios at different times, the amount of fees and expenses incurred indirectly by each Asset Allocation Portfolio may vary.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. Certain Portfolios may write covered call and put options on their portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted, and unrealized appreciation and depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, a Portfolio foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, a Portfolio, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

Certain Portfolios may purchase call and put options on their portfolio securities or foreign currencies. A Portfolio may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Portfolio may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. A Portfolio may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Portfolio and the prices of options relating to the securities or foreign currencies purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 6 on page M-370.)

(H) REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board of Directors. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Portfolio to the seller secured by the securities transferred to the Portfolio. When a Portfolio invests in repurchase agreements, the Portfolio's custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to evaluate whether the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.


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

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(I) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Floating Rate, High Yield Corporate Bond and Total Return Portfolios invest in loan assignments and loan participations. Loan assignments and loan participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate ("LIBOR").

The loans in which the Portfolios invest are generally readily marketable, but may be subject to some restrictions on resale. For example, a Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Portfolio assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Portfolio and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants becomes insolvent or enters into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. The unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. (See Note 5 on page M-370.)

(J) FUTURES CONTRACTS. The Portfolios may enter into futures contracts for hedging purposes or to enhance income. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Balanced Portfolio and S&P 500 Index Portfolio invest in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objectives.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contacts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Portfolio's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(K) FOREIGN CURRENCY FORWARD CONTRACTS. Certain Portfolios may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The High Yield Corporate Bond, International Equity and Total Return Portfolios enter into foreign currency forward contracts primarily to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance their returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of a Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio's assets. Moreover, there may be an imperfect correlation between a Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects the Portfolio's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 6 on page M-370.)



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

(L) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Portfolios are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date; and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Portfolios that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized and unrealized gains (losses) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses. (See Note 6 on page M-370.)

(M) MORTGAGE DOLLAR ROLLS. Certain Portfolios may enter into mortgage dollar roll ("MDR") transactions in which they sell mortgage-backed securities ("MBS") from their portfolio to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from their respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N) SECURITIES LENDING. In order to realize additional income a Portfolio other than Cash Management, Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

(O) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The High Yield Corporate Bond Portfolio may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price.

(P) OFFERING COSTS. Costs incurred by certain Portfolios in connection with the commencement of their operations are being amortized on a straight line basis over twelve months.

(Q) INDEMNIFICATIONS. In the normal course of business, the Portfolios enter into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Portfolios.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) INVESTMENT ADVISORY, SUBADVISORY AND ADMINISTRATION FEES. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)


investment adviser and an indirect wholly owned subsidiary of New York Life, serves as investment adviser to the Portfolios of the Fund under a Master Management Agreement ("Management Agreement") and a Master Administration Agreement ("Administration Agreement"). Balanced, Bond, Common Stock, Conservative Allocation, Floating Rate, Growth Allocation, Mid Cap Core, Moderate Allocation, Moderate Growth Allocation and S&P 500 Index Portfolios are managed by NYLIM. MacKay Shields, a registered investment advisor and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Total Return and Value Portfolios, under a Subadvisory Agreement with NYLIM. Institutional Capital LLC ("ICAP"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the ICAP Select Equity Portfolio. Pursuant to a Subadvisory Agreement with NYLIM, Lord Abbett & Co., a registered investment advisor, serves as subadvisor to the Developing Growth Portfolio, and Winslow Capital Management, Inc. serves as the subadvisor to the Large Cap Growth Portfolio. Pursuant to the terms of Subadvisory Agreements between NYLIM and the Subadvisors, NYLIM pays for the services of the Subadvisor.

NYLIM also serves as administrator for the Fund. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Portfolios. These administrative services are provided to the Balanced, Conservative Allocation, Floating Rate, Growth Allocation, Mid Cap Core, Mid Cap Growth, Mid Cap Value, Moderate Allocation, Moderate Growth Allocation and Small Cap Growth Portfolios pursuant to the Management Agreements referenced above. These services are provided to the other 14 Portfolios pursuant to separate Administration Agreements. Each of the 14 Portfolios pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM, at an annual rate of 0.20% of the average daily net assets of each Portfolio.

State Street Bank & Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111 provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with NYLIM. These services include calculating daily net asset values of each Portfolio, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolio's respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolios, SSBT is compensated by NYLIM.

The Fund, on behalf of each Portfolio, pays NYLIM in its capacity as the Portfolios' investment Manager and administrator, a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                              ADVISER   ADMINISTRATOR
Balanced Portfolio              0.75%(a)        0.00%
-----------------------------------------------------
Bond Portfolio                  0.25%           0.20%
-----------------------------------------------------
Capital Appreciation            0.36%           0.20%
  Portfolio
-----------------------------------------------------
Cash Management Portfolio       0.25%(b)        0.20%
-----------------------------------------------------
Common Stock Portfolio          0.25%           0.20%
-----------------------------------------------------
Conservative Allocation         0.00%           0.00%
  Portfolio
-----------------------------------------------------
Convertible Portfolio           0.36%           0.20%
-----------------------------------------------------
Developing Growth Portfolio     0.60%(c)        0.20%
-----------------------------------------------------
Floating Rate Portfolio         0.60%(a)        0.00%
-----------------------------------------------------
Government Portfolio            0.30%           0.20%
-----------------------------------------------------
Growth Allocation Portfolio     0.00%           0.00%
-----------------------------------------------------
High Yield Corporate Bond       0.30%           0.20%
  Portfolio
-----------------------------------------------------
ICAP Select Equity Portfolio    0.60%(d)        0.20%
-----------------------------------------------------
International Equity            0.60%           0.20%
  Portfolio
-----------------------------------------------------
Large Cap Growth Portfolio      0.50%(e)        0.20%
-----------------------------------------------------
Mid Cap Core Portfolio          0.85%(a)(f)     0.00%
-----------------------------------------------------
Mid Cap Growth Portfolio        0.75%(a)        0.00%
-----------------------------------------------------
Mid Cap Value Portfolio         0.70%(a)        0.00%
-----------------------------------------------------
Moderate Allocation             0.00%           0.00%
  Portfolio
-----------------------------------------------------
Moderate Growth Allocation      0.00%           0.00%
  Portfolio
-----------------------------------------------------
S&P 500 Index Portfolio         0.10%(g)        0.20%
-----------------------------------------------------
Small Cap Growth Portfolio      0.90%(a)        0.00%
-----------------------------------------------------
Total Return Portfolio          0.32%           0.20%
-----------------------------------------------------
Value Portfolio                 0.36%           0.20%
-----------------------------------------------------



(a) This fee reflects the Management Fee, which includes both Advisory and Administrative fees.
(b) On assets up to $500 million and 0.20% on assets in excess of $500 million.
(c) On assets up to $200 million, 0.55% from $200 million to $500 million, 0.525% from $500 million to $1 billion and 0.50% on assets in excess of $1 billion.
(d) Effective January 1, 2007, NYLIM contractually agreed to waive a portion of its advisory fee to 0.55% on assets up to $250 million and 0.50% in excess of $250 million. Without this contractual waiver, the actual advisory fee would be 0.60% on assets up to $250 million and 0.55% on assets in excess of $250 million. For the year ended December 31, 2007, NYLIM waived its fees in the amount of $147,738, which is not recoupable. This contractual waiver will terminate on May 1, 2009.
(e) On assets up to $200 million and 0.40% on assets in excess of $200 million. The Subadvisory Agreement between NYLIM and the subadviser includes breakpoints based on the aggregate of assets of all NYLIM-managed mutual funds subadvised by Winslow. As a result of the potential benefits


M-362    MainStay VP Series Fund, Inc.

    received from this arrangement, NYLIM may provide a management fee waiver as breakpoints in the subadvisory agreement are reached. For the year ended December 31, 2007, NYLIM waived $62,177, which is not recoupable.
(f) Effective January 1, 2007, NYLIM contractually agreed to waive a portion of its management fee to 0.80% for assets over $500 million. For the year ended December 31, 2007, it was not necessary for NYLIM to waive any fees.
(g) Effective January 1, 2007, NYLIM contractually agreed to waive a portion of its advisory fee to 0.05% on assets up to $1 billion and 0.025% on assets in excess of $1 billion. Without this waiver, the actual advisory fee would be 0.10% on assets up to $1 billion and 0.075% on assets in excess of $1 billion. For the year ended December 31, 2007, NYLIM waived its fees in the amount of $762,245, which is not recoupable.

NYLIM has contractually agreed to waive other fees and/or reimburse the Asset Allocation Portfolios for certain expenses so that total annual operating expenses for the Initial Class shares, (excluding Underlying Portfolio expenses) do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

The Manager of the Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios reimbursed $33,114, $22,372 and $53,382, respectively for Excise tax incurred for the fiscal year ended December 31, 2007.

The Manager of the Conservative Allocation Portfolio recouped $8,917, which represents the total amount eligible for recoupment at December 31, 2007.

At December 31, 2007, the Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolio's had no amounts available for recoupment.

At a meeting held on December 6-7, 2007, the Board of Directors of the Company approved revisions to the subadvisory fees paid by NYLIM to each Subadvisor on behalf of the following Portfolios:

---------------------------------------------------------------------
MainStay VP Value Portfolio          MainStay VP High Yield Corporate
                                     Bond Portfolio
---------------------------------------------------------------------
MainStay VP Capital Appreciation     MainStay VP Government
Portfolio                            Portfolio
---------------------------------------------------------------------
MainStay VP Convertible              MainStay VP Cash Management
Portfolio                            Portfolio
---------------------------------------------------------------------
MainStay VP Total Return             MainStay VP ICAP Select Equity
Portfolio                            Portfolio
---------------------------------------------------------------------
MainStay VP International Equity     MainStay VP Small Cap Growth
Portfolio                            Portfolio
---------------------------------------------------------------------



Under the new subadvisory fee arrangements, the subadvisory fees will be equal to 50% of the net management fees paid to NYLIM in its capacity as the Portfolios' manager. NYLIM believes that the new subadvisory fee arrangements reflect more accurately how the services and responsibilities for the Portfolios are apportioned. The new subadvisory fee arrangements do not impact the fees paid by the Portfolios.

(B) DISTRIBUTOR. NYLIFE Distributors LLC ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, serves as distributor (the "Distributor") to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement.

(C) DISTRIBUTION AND SERVICE FEES. With respect to the Service Class shares of all Portfolios, except the Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class of each Portfolio.


                                                  www.mainstayfunds.com    M-363

(D) CAPITAL. At December 31, 2007, the Asset Allocation Portfolios held the following percentages of outstanding share class of affiliated investment companies:

 CONSERVATIVE ALLOCATION
MainStay 130/30 International Fund
  Class I                                2.52%
----------------------------------------------
MainStay Growth Equity Fund Class I      4.71
----------------------------------------------
MainStay ICAP Equity Fund Class I        1.22
----------------------------------------------
MainStay ICAP International Fund Class
  I                                      0.68
----------------------------------------------
MainStay VP Bond Portfolio Initial
  Class                                 16.21
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                          1.42
----------------------------------------------
MainStay VP Floating Rate Portfolio
  Initial Class                         24.99
----------------------------------------------
MainStay VP High Yield Corporate Bond
  Portfolio Initial Class                1.58
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                5.08
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                0.90
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                          6.18
----------------------------------------------


 GROWTH ALLOCATION
MainStay 130/30 Growth Fund Class I      7.83%
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                9.96
----------------------------------------------
MainStay Growth Equity Fund Class I     12.04
----------------------------------------------
MainStay ICAP Equity Fund Class I        2.54
----------------------------------------------
MainStay ICAP International Fund Class
  I                                      2.71
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                          3.62
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class               10.54
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                3.64
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                         14.09
----------------------------------------------


 MODERATE ALLOCATION
MainStay 130/30 International Fund
  Class I                                7.90%
----------------------------------------------
MainStay Growth Equity Fund Class I     11.88
----------------------------------------------
MainStay ICAP Equity Fund Class I        2.59
----------------------------------------------
MainStay ICAP International Fund Class
  I                                      2.15
----------------------------------------------
MainStay VP Bond Portfolio Initial
  Class                                 17.39
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                          3.39
----------------------------------------------
MainStay VP Floating Rate Portfolio
  Initial Class                         26.63
----------------------------------------------
MainStay VP High Yield Corporate Bond
  Portfolio Initial Class                1.69
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class               10.74
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                2.88
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                         14.44
----------------------------------------------

 MODERATE GROWTH ALLOCATION
MainStay 130/30 Growth Fund Class I     34.85%
----------------------------------------------
MainStay 130/30 International Fund
  Class I                               14.88
----------------------------------------------
MainStay Growth Equity Fund Class I     19.21
----------------------------------------------
MainStay ICAP Equity Fund Class I        3.72
----------------------------------------------
MainStay ICAP International Fund Class
  I                                      4.02
----------------------------------------------
MainStay VP Bond Portfolio Initial
  Class                                  7.27
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                          5.71
----------------------------------------------
MainStay VP Floating Rate Portfolio
  Initial Class                         33.33
----------------------------------------------
MainStay VP High Yield Corporate Bond
  Portfolio Initial Class                2.11
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class               16.22
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                5.40
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                         22.99
----------------------------------------------






M-364    MainStay VP Series Fund, Inc.

(E) OTHER. Fees for the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are charged to the Portfolios in proportion to the net assets of the respective Portfolio. For the year ended December 31, 2007 these fees, which are included in Professional fees shown on the Statement of Operations, are as follows:

Balanced Portfolio                     $ 6,777
----------------------------------------------
Bond Portfolio                          19,218
----------------------------------------------
Capital Appreciation Portfolio          26,926
----------------------------------------------
Cash Management Portfolio               15,951
----------------------------------------------
Common Stock Portfolio                  35,352
----------------------------------------------
Conservative Allocation Portfolio        4,082
----------------------------------------------
Convertible Portfolio                   12,864
----------------------------------------------
Developing Growth Portfolio              2,548
----------------------------------------------
Floating Rate Portfolio                 10,866
----------------------------------------------
Government Portfolio                     8,480
----------------------------------------------
Growth Allocation Portfolio              4,671
----------------------------------------------
High Yield Corporate Bond Portfolio     50,934
----------------------------------------------
ICAP Select Equity Portfolio            10,089
----------------------------------------------
Income & Growth Portfolio                2,623
----------------------------------------------
International Equity Portfolio          21,969
----------------------------------------------
Large Cap Growth Portfolio               9,560
----------------------------------------------
Mid Cap Core Portfolio                  12,596
----------------------------------------------
Mid Cap Growth Portfolio                12,776
----------------------------------------------
Mid Cap Value Portfolio                 16,945
----------------------------------------------
Moderate Allocation Portfolio            7,320
----------------------------------------------
Moderate Growth Allocation Portfolio     9,480
----------------------------------------------
S&P 500 Index Portfolio                 51,819
----------------------------------------------
Small Cap Growth Portfolio               5,993
----------------------------------------------
Total Return Portfolio                  15,307
----------------------------------------------
Value Portfolio                         24,690
----------------------------------------------





                                                  www.mainstayfunds.com    M-365

NOTE 4--FEDERAL INCOME TAX:

As of December 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

                                                 ACCUMULATED          OTHER       UNREALIZED          TOTAL
                                    ORDINARY    CAPITAL GAIN      TEMPORARY     APPRECIATION    ACCUMULATED
                                      INCOME          (LOSS)    DIFFERENCES   (DEPRECIATION)    GAIN (LOSS)
Balanced Portfolio              $         --   $     497,216   $     25,373     $  4,565,369   $  5,087,958
-----------------------------------------------------------------------------------------------------------
Bond Portfolio                    27,885,922              --             --        3,249,893     31,135,815
-----------------------------------------------------------------------------------------------------------
Capital Appreciation
  Portfolio                        2,987,623     (39,018,159)    (6,873,671)     146,543,585    103,639,378
-----------------------------------------------------------------------------------------------------------
Cash Management Portfolio             67,374          (2,923)       (67,169)              --         (2,718)
-----------------------------------------------------------------------------------------------------------
Common Stock Portfolio            39,287,049      91,153,762             --       46,655,094    177,095,905
-----------------------------------------------------------------------------------------------------------
Conservative Allocation
  Portfolio                           15,340       1,597,663             --        1,098,291      2,711,294
-----------------------------------------------------------------------------------------------------------
Convertible Portfolio             17,798,670      33,895,291       (467,605)      31,264,941     82,491,297
-----------------------------------------------------------------------------------------------------------
Developing Growth Portfolio       14,527,486       2,673,462             --       10,973,048     28,173,996
-----------------------------------------------------------------------------------------------------------
Floating Rate Portfolio                  455      (1,035,215)      (149,761)     (13,608,186)   (14,792,707)
-----------------------------------------------------------------------------------------------------------
Government Portfolio              11,632,068      (6,572,643)       (72,975)       3,018,012      8,004,462
-----------------------------------------------------------------------------------------------------------
Growth Allocation Portfolio        1,026,179       3,959,023             --        2,628,876      7,614,078
-----------------------------------------------------------------------------------------------------------
High Yield Corporate Bond
  Portfolio                      109,408,677     (75,447,724)      (459,713)     (43,745,694)   (10,244,454)
-----------------------------------------------------------------------------------------------------------
ICAP Select Equity Portfolio      24,956,030      10,261,161              1       (1,083,599)    34,133,593
-----------------------------------------------------------------------------------------------------------
International Equity
  Portfolio                       23,340,895      52,502,264             --       63,938,686    139,781,845
-----------------------------------------------------------------------------------------------------------
Large Cap Growth Portfolio           175,170     (95,200,202)            --       58,968,764    (36,056,268)
-----------------------------------------------------------------------------------------------------------
Mid Cap Core Portfolio            17,520,597      18,603,112             --       18,367,096     54,490,805
-----------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                  --      27,988,211             --      102,429,586    130,417,797
-----------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio            5,684,614      50,438,199             --        1,463,849     57,586,662
-----------------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio        820,555       3,687,728             --        5,874,264     10,382,547
-----------------------------------------------------------------------------------------------------------
Moderate Growth Allocation
  Portfolio                        1,714,821       5,867,242             --        6,165,044     13,747,107
-----------------------------------------------------------------------------------------------------------
S&P 500 Index Portfolio           25,172,278    (114,338,664)        46,694      519,282,430    430,162,738
-----------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio           329,908      24,651,722    (15,670,242)      16,658,202     25,969,590
-----------------------------------------------------------------------------------------------------------
Total Return Portfolio            17,428,791      36,807,681       (324,575)      36,170,402     90,082,299
-----------------------------------------------------------------------------------------------------------
Value Portfolio                   18,764,184      40,205,535     (7,807,116)      80,178,533    131,341,136
-----------------------------------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale loss deferrals, adjustments on real estate investment trusts, straddle loss deferrals, return of capital on investments, contingent payment debt instrument adjustments marked to market on foreign currency forward contracts and futures contracts and amortization/accretions on premiums/discount.

The other temporary differences are primarily due to distribution payables, post-October loss deferrals and interest income written-off on defaulted securities.



M-366    MainStay VP Series Fund, Inc.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss), on investments and additional paid-in-capital, arising from permanent differences; net assets at December 31, 2007 are not affected.

                                                      ACCUMULATED             ACCUMULATED    ADDITIONAL
                                                UNDISTRIBUTED NET       UNDISTRIBUTED NET       PAID-IN
                                         INVESTMENT INCOME (LOSS)    REALIZED GAIN (LOSS)       CAPITAL
Balanced Portfolio                                    $   (16,543)            $    16,543      $     --
-------------------------------------------------------------------------------------------------------
Bond Portfolio                                            333,237                (333,237)           --
-------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio                                 --                      --            --
-------------------------------------------------------------------------------------------------------
Cash Management Portfolio                                      --                      --            --
-------------------------------------------------------------------------------------------------------
Common Stock Portfolio                                   (103,555)                103,555            --
-------------------------------------------------------------------------------------------------------
Conservative Allocation Portfolio                         373,899                (902,985)      529,086
-------------------------------------------------------------------------------------------------------
Convertible Portfolio                                   1,118,301              (1,118,301)           --
-------------------------------------------------------------------------------------------------------
Developing Growth Portfolio                               283,134                (283,134)           --
-------------------------------------------------------------------------------------------------------
Floating Rate Portfolio                                        --                      --            --
-------------------------------------------------------------------------------------------------------
Government Portfolio                                      150,984                (150,984)           --
-------------------------------------------------------------------------------------------------------
Growth Allocation Portfolio                             2,008,777              (2,590,462)      581,685
-------------------------------------------------------------------------------------------------------
High Yield Corporate Bond Portfolio                    (1,302,347)              1,275,806        26,541
-------------------------------------------------------------------------------------------------------
ICAP Select Equity Portfolio                                   --                      --            --
-------------------------------------------------------------------------------------------------------
International Equity Portfolio                         (3,200,844)              3,200,844            --
-------------------------------------------------------------------------------------------------------
Large Cap Growth Portfolio                                    (12)                     12            --
-------------------------------------------------------------------------------------------------------
Mid Cap Core Portfolio                                     22,700                 (22,700)           --
-------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                                   (1,481)                 31,684       (30,203)
-------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                                        60                     (60)           --
-------------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio                           1,693,224              (2,294,585)      601,361
-------------------------------------------------------------------------------------------------------
Moderate Growth Allocation Portfolio                    3,234,435              (3,908,681)      674,246
-------------------------------------------------------------------------------------------------------
S&P 500 Index Portfolio                                  (362,066)                362,066            --
-------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                              1,128,215              (1,128,215)           --
-------------------------------------------------------------------------------------------------------
Total Return Portfolio                                     38,618                 (38,618)           --
-------------------------------------------------------------------------------------------------------
Value Portfolio                                              (438)                    438            --
-------------------------------------------------------------------------------------------------------



The reclassifications for the Portfolios are primarily due to reclassifications of contingent payment debt instruments, consent payments, distributions/dividends, distributions of income and gain/(loss) from real estate investment trusts, foreign currency gain/(loss), income from underlying investments, mortgage dollar roll income, net operating losses, non-deductible offering costs, passive foreign investment companies, paydowns, redemptions used as distributions and straddles.


                                                  www.mainstayfunds.com    M-367

At December 31, 2007, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio through the years indicated. Accordingly no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by regulations, to treat certain qualifying capital and currency losses that arose after October 31, 2007 as if they arose on January 1, 2008.

                                                      CAPITAL/
                       CAPITAL LOSS                   CURRENCY
                          AVAILABLE    AMOUNTS   LOSS DEFERRED
                            THROUGH    (000'S)         (000'S)
Capital Appreciation
  Portfolio                    2011   $  1,045
                               2012     37,973
--------------------------------------------------------------
                                      $ 39,018         $ 6,874
--------------------------------------------------------------
Cash Management
  Portfolio                    2014   $      3
--------------------------------------------------------------
                                      $      3         $    --
--------------------------------------------------------------
Convertible Portfolio                                  $   421
--------------------------------------------------------------
Floating Rate
  Portfolio                    2013   $    283
                               2014        223
                               2015        529
--------------------------------------------------------------
                                      $  1,035         $   150
--------------------------------------------------------------
Government Portfolio           2008   $  1,695
                               2012      2,240
                               2014      2,284
                               2015        354
--------------------------------------------------------------
                                      $  6,573         $    73
--------------------------------------------------------------
High Yield Corporate
  Bond Portfolio               2010   $ 13,469
                               2011     61,979
--------------------------------------------------------------
                                      $ 75,448         $    --
--------------------------------------------------------------
Large Cap Growth
  Portfolio                    2009   $ 56,879
                               2010     37,086
                               2012        294
                               2014        941
--------------------------------------------------------------
                                      $ 95,200         $    --
--------------------------------------------------------------
S&P 500 Index
  Portfolio                    2010   $ 50,761
                               2011     14,323
                               2012      1,932
                               2013     17,352
                               2014     29,971
--------------------------------------------------------------
                                      $114,339         $    --
--------------------------------------------------------------
Small Cap Growth
  Portfolio                           $     --         $15,670
--------------------------------------------------------------
Total Return
  Portfolio                           $     --         $   325
--------------------------------------------------------------
Value Portfolio                       $     --         $ 7,807
--------------------------------------------------------------



The Bond, Capital Appreciation, Cash Management, High Yield Corporate Bond, Large Cap Growth and S&P 500 Index Portfolios, utilized $4,576,359, $162,271,791, $1,986, $15,986,100, $17,537,514 and $16,145,084, respectively, of capital loss carryforwards during the year ended December 31, 2007.



M-368    MainStay VP Series Fund, Inc.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the years ended December 31, 2007 and December 31, 2006 represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Portfolios for where they differ for which the tax components of the distributions are shown below.


                                              2007                                        2006
                            ----------------------------------------    ----------------------------------------
                                     TAX-BASED             TAX-BASED             TAX-BASED             TAX-BASED
                            DISTRIBUTIONS FROM    DISTRIBUTIONS FROM    DISTRIBUTIONS FROM    DISTRIBUTIONS FROM
                               ORDINARY INCOME       LONG-TERM GAINS       ORDINARY INCOME       LONG-TERM GAINS
Balanced Portfolio                 $ 5,703,520           $ 5,927,185           $ 4,415,502           $   658,086
----------------------------------------------------------------------------------------------------------------
Cash Management
  Portfolio                         21,339,548*                   --            15,352,470                 4,916
----------------------------------------------------------------------------------------------------------------
Common Stock Portfolio              32,400,996            56,012,350             5,438,030**          21,885,508**
----------------------------------------------------------------------------------------------------------------
Conservative Allocation
  Portfolio                          4,621,670             2,537,526               800,840                    --
----------------------------------------------------------------------------------------------------------------
Growth Allocation
  Portfolio                          2,243,659             6,062,287               979,311                    --
----------------------------------------------------------------------------------------------------------------
ICAP Select Equity
  Portfolio                          4,232,786             9,192,786               576,562               661,254
----------------------------------------------------------------------------------------------------------------
International Equity
  Portfolio                         14,819,233            30,656,294             6,373,561               163,610
----------------------------------------------------------------------------------------------------------------
Mid Cap Core Portfolio               8,432,100            28,864,139                    --             2,008,253**
----------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio             17,230,067            27,528,121               270,708**           6,026,150**
----------------------------------------------------------------------------------------------------------------
Moderate Allocation
  Portfolio                          6,213,330             5,443,582             1,567,892                    --
----------------------------------------------------------------------------------------------------------------
Moderate Growth
  Allocation Portfolio               6,707,710             9,934,098             2,212,773                    --
----------------------------------------------------------------------------------------------------------------
Total Return Portfolio              11,999,880            27,736,942             3,864,548             4,888,296
----------------------------------------------------------------------------------------------------------------
Value Portfolio                     28,528,272            41,801,627             2,420,162**          10,499,618**
----------------------------------------------------------------------------------------------------------------



* The tax-based distributions from ordinary income and long-term gains are not different between book and tax for 2007.

** The tax-based distributions from ordinary income and long-term gains are not different between book and tax for 2006.


                                                  www.mainstayfunds.com    M-369

NOTE 5--COMMITMENTS AND CONTINGENCIES:

As of December 31, 2007, the following Portfolios held unfunded loan commitments pursuant to the following loan agreements:

FLOATING RATE PORTFOLIO

                              UNFUNDED    UNREALIZED
 BORROWER                   COMMITMENT  DEPRECIATION
Bausch and Lomb, Inc.
  Delayed Draw Term Loan
  due 4/24/15                 $200,000     $   (512)
Community Health Systems,
  Inc.
  Delayed Draw Term Loan
  due 7/25/14                  139,211       (5,575)
Pantry, Inc.
  Delayed Draw Term Loan
  due 5/15/14                  222,222      (15,556)
Telesat, U.S.
  Delayed Draw Term Loan
  due 10/31/14                  73,491         (455)
Univision Communications,
  Inc.,
  Delayed Draw Term Loan
  due 9/29/14                  117,450       (7,766)
Venetian Casino Resort,
  LLC/Las Vegas Sands,
  Inc., Delayed Draw Term
  Loan
  due 5/23/14                  400,000      (25,636)
----------------------------------------------------
                                           $(55,500)
----------------------------------------------------



HIGH YIELD CORPORATE BOND PORTFOLIO

                              UNFUNDED    UNREALIZED
 BORROWER                   COMMITMENT  DEPRECIATION
Community Health Systems,
  Inc.
  Delayed Draw Term Loan
  due 7/25/14               $  675,000    $ (19,459)
Fontainebleau Las Vegas
  Resorts LLC
  Delayed Draw Term Loan
  due 6/6/14                 1,161,667      (75,739)
LNR Property Corp.
  Tranche A-2 Term Loan
  due 6/25/11                  915,000      (45,750)
----------------------------------------------------
                                          $(140,948)
----------------------------------------------------



The commitments are available until the maturity date of the respective security.


NOTE 6--FOREIGN CURRENCY, FOREIGN CURRENCY FORWARD CONTRACTS, WRITTEN OPTIONS AND RESTRICTED SECURITIES:

As of December 31, 2007, the following Portfolios had foreign currency:

INTERNATIONAL EQUITY PORTFOLIO

                           CURRENCY           COST          VALUE
Australian Dollar   A$    2,449,536    $ 2,010,344    $ 2,145,549
Canadian Dollar     C$    3,214,200      3,257,539      3,234,903
Danish Krone        DK    5,606,653      1,100,048      1,097,977
Euro                E     4,508,797      6,454,329      6,580,138
Hong Kong Dollar    HK$  28,747,432      3,699,450      3,686,655
Japanese Yen        Y   219,178,633      1,939,650      1,965,375
Norwegian Krone     NK    1,520,932        264,853        279,869
Pound Sterling      L     2,966,420      6,090,428      5,893,995
Singapore Dollar    S$      855,368        566,047        594,252
Swiss Franc         CF    1,229,459      1,077,141      1,084,797
Swedish Krona       KR   20,251,373      3,082,827      3,132,245
-----------------------------------------------------------------
                                       $29,542,656    $29,695,755
-----------------------------------------------------------------



TOTAL RETURN PORTFOLIO

                          CURRENCY        COST       VALUE
Danish Krone        DK     125,667    $ 24,656    $ 24,610
Euro                E       55,002      79,550      80,270
Hong Kong Dollar    HK$    425,592      54,641      54,579
Japanese Yen        Y   85,683,557     776,728     768,325
Pound Sterling      L       16,811      33,504      33,403
----------------------------------------------------------
                                      $969,079    $961,187
----------------------------------------------------------






M-370    MainStay VP Series Fund, Inc.

INTERNATIONAL EQUITY PORTFOLIO

Foreign currency forward contracts held at December 31, 2007:

                                                        CONTRACT       CONTRACT        UNREALIZED
                                                          AMOUNT         AMOUNT     APPRECIATION/
                                                       PURCHASED           SOLD    (DEPRECIATION)
Foreign Currency Buy Contracts:
-------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  4/28/08                                           A$ 9,275,563    $ 8,028,000         $  52,105
-------------------------------------------------------------------------------------------------
Euro Dollar vs. U.S. Dollar, expiring 1/2/08        E  1,099,186      1,618,002           (13,849)
-------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 2/15/08    L  5,002,686     10,150,000          (203,416)
-------------------------------------------------------------------------------------------------





                                                        CONTRACT            CONTRACT
                                                          AMOUNT              AMOUNT
                                                            SOLD           PURCHASED
Foreign Currency Sale Contracts:
---------------------------------------------------------------------------------------------------
Australian Dollar vs. Canadian Dollar,
  expiring 1/18/08                                A$   1,889,742    C$     1,620,000        (19,728)
---------------------------------------------------------------------------------------------------
Canadian Dollar vs. Australian Dollar,
  expiring 1/18/08                                C$   6,050,000    A$     7,136,538        143,045
---------------------------------------------------------------------------------------------------
Euro Dollar vs. Japanese Yen, expiring 3/25/08    E   18,554,000    Y  2,964,372,580       (386,485)
---------------------------------------------------------------------------------------------------
Euro Dollar vs. Japanese Yen, expiring 4/14/08    E   15,300,000    Y  2,452,697,100       (198,990)
---------------------------------------------------------------------------------------------------
Pound Sterling vs. Euro Dollar, expiring
  1/3/08                                          L       29,005    E         39,489              1
---------------------------------------------------------------------------------------------------
Swedish Krona vs. Japanese Yen, expiring
  3/10/08                                         SK 111,250,000    Y  1,848,118,375       (564,014)
---------------------------------------------------------------------------------------------------
Swiss Franc vs. Japanese Yen, expiring 4/11/08    CF  34,720,000    Y  3,399,435,200        (92,535)
---------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency
  forward contracts                                                                     $(1,283,866)
---------------------------------------------------------------------------------------------------



During the year ended December 31, 2007, the following Portfolios had transactions in written options:

INTERNATIONAL EQUITY PORTFOLIO

                              NUMBER OF      PREMIUMS
                              CONTRACTS      RECEIVED
Options outstanding at
  December 31, 2006                  --   $        --
-----------------------------------------------------
Options--written                265,847     1,871,147
-----------------------------------------------------
Options--Canceled in Closing
  Transactions                 (255,071)   (1,090,287)
-----------------------------------------------------
Options outstanding at
  December 31, 2007              10,776   $   780,860
-----------------------------------------------------



MID CAP VALUE PORTFOLIO

                               NUMBER OF    PREMIUMS
                               CONTRACTS    RECEIVED
Options outstanding at
  December 31, 2006                   --   $      --
----------------------------------------------------
Options--written                  93,600     418,704
----------------------------------------------------
Options--Canceled in Closing
  Transactions                   (93,000)   (285,506)
----------------------------------------------------
Options outstanding at
  December 31, 2007                  600   $ 133,198
----------------------------------------------------



TOTAL RETURN PORTFOLIO

                               NUMBER OF   PREMIUMS
                               CONTRACTS   RECEIVED
Options outstanding at
  December 31, 2006                   --   $     --
---------------------------------------------------
Options--written                  11,270     69,470
---------------------------------------------------
Options--Canceled in Closing
  Transactions                   (11,270)   (69,470)
---------------------------------------------------
Options outstanding at
  December 31, 2007                   --   $     --
---------------------------------------------------



VALUE PORTFOLIO

                               NUMBER OF    PREMIUMS
                               CONTRACTS    RECEIVED
Options outstanding at
  December 31, 2006                   --   $      --
----------------------------------------------------
Options--written                  48,370     268,189
----------------------------------------------------
Options--Canceled in Closing
  Transactions                   (48,370)   (268,189)
----------------------------------------------------
Options outstanding at
  December 31, 2007                   --   $      --
----------------------------------------------------





                                                  www.mainstayfunds.com    M-371

Restricted securities held at December 31, 2007:

HIGH YIELD CORPORATE BOND PORTFOLIO

                                                        NUMBER OF
                                                        WARRANTS/
                                                        PRINCIPAL
                                          DATE(S) OF      AMOUNT/                  12/31/07   PERCENT OF
 SECURITY                                ACQUISITION       SHARES         COST        VALUE   NET ASSETS
At Home Corp.
  Convertible Bond 0.525% due
  12/28/18                                 8/31/2001   $1,869,975   $       --   $   91,255          0.0%(a)
  Convertible Bond 4.75% due
     12/19/08                              8/27/2001    9,032,054       58,488      813,788          0.1
--------------------------------------------------------------------------------------------------------
Haights Cross Communications,
  Inc.
  Strike Price $0.001
  Expire 7/31/08
  Warrants                                 8/31/2007        3,304          979       31,851          0.0(a)
--------------------------------------------------------------------------------------------------------
North Atlantic Trading Co., Inc.
  Common Stock                             4/21/2004        2,418           24           24          0.0(a)
--------------------------------------------------------------------------------------------------------
QuadraMed Corp.
  Convertible Preferred Stock
  5.50%                           6/16/2004-2/1/2006      278,000    6,646,200    5,977,000          0.4
--------------------------------------------------------------------------------------------------------
                                                                    $6,705,691   $6,913,918          0.5%
--------------------------------------------------------------------------------------------------------



(a) Less than one-tenth of a percent.

CONVERTIBLE PORTFOLIO

                                             DATE(S) OF    PRINCIPAL          12/31/07   PERCENT OF
 SECURITY                                   ACQUISITION       AMOUNT   COST      VALUE   NET ASSETS
At Home Corp.
  Convertible Bond 4.75%, due 12/19/08         5/4/2001   $2,335,418    $--   $210,421          0.1%
---------------------------------------------------------------------------------------------------



TOTAL RETURN PORTFOLIO

                                           DATE(S) OF                       12/31/07   PERCENT OF
 SECURITY                                 ACQUISITION   SHARES       COST      VALUE   NET ASSETS
QuadraMed Corp.
  Convertible Preferred Stock 5.50%         6/16/2004    4,900   $122,500   $105,350          0.0%(a)
-------------------------------------------------------------------------------------------------



(a) Less than one-tenth of a percent.

NOTE 7--LINE OF CREDIT:

The Portfolios, except for the Cash Management Portfolio, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These Portfolios paid a commitment fee, at an annual rate of 0.060% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on this line of credit during the year ended December 31, 2007.





M-372    MainStay VP Series Fund, Inc.

                        This page intentionally left blank


                                                  www.mainstayfunds.com    M-373

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2007, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:


                                      BALANCED                               BOND
                                     PORTFOLIO                            PORTFOLIO
                            ---------------------------          ---------------------------
                             PURCHASES          SALES             PURCHASES          SALES
U.S. Government Securities   $     --         $     --           $1,180,477       $1,094,648
--------------------------------------------------------------------------------------------
All Others                    184,548          164,122              394,324          348,892
--------------------------------------------------------------------------------------------
Total                        $184,548         $164,122           $1,574,801       $1,443,540
--------------------------------------------------------------------------------------------





                              CONSERVATIVE ALLOCATION                    CONVERTIBLE
                                     PORTFOLIO                            PORTFOLIO
                            ---------------------------          ---------------------------
                             PURCHASES          SALES             PURCHASES          SALES
U.S. Government Securities   $     --          $    --            $     --         $     --
--------------------------------------------------------------------------------------------
All Others                    130,418           13,503             437,999          445,882
--------------------------------------------------------------------------------------------
Total                        $130,418          $13,503            $437,999         $445,882
--------------------------------------------------------------------------------------------





                                     GOVERNMENT                       GROWTH ALLOCATION
                                     PORTFOLIO                            PORTFOLIO
                            ---------------------------          ---------------------------
                             PURCHASES          SALES             PURCHASES          SALES
U.S. Government Securities    $33,768          $38,710            $     --          $    --
--------------------------------------------------------------------------------------------
All Others                      2,797            6,091             123,861           21,966
--------------------------------------------------------------------------------------------
Total                         $36,565          $44,801            $123,861          $21,966
--------------------------------------------------------------------------------------------





                                INTERNATIONAL EQUITY                   LARGE CAP GROWTH
                                     PORTFOLIO                            PORTFOLIO
                            ---------------------------          ---------------------------
                             PURCHASES          SALES             PURCHASES          SALES
U.S. Government Securities   $     --         $     --            $     --         $     --
--------------------------------------------------------------------------------------------
All Others                    391,563          327,840             288,966          225,185
--------------------------------------------------------------------------------------------
Total                        $391,563         $327,840            $288,966         $225,185
--------------------------------------------------------------------------------------------





                                   MID CAP VALUE                     MODERATE ALLOCATION
                                     PORTFOLIO                            PORTFOLIO
                            ---------------------------          ---------------------------
                             PURCHASES          SALES             PURCHASES          SALES
U.S. Government Securities   $     --         $     --            $     --          $    --
--------------------------------------------------------------------------------------------
All Others                    227,652          251,617             173,926           21,851
--------------------------------------------------------------------------------------------
Total                        $227,652         $251,617            $173,926          $21,851
--------------------------------------------------------------------------------------------





                                  SMALL CAP GROWTH                       TOTAL RETURN
                                     PORTFOLIO                            PORTFOLIO
                            ---------------------------          ---------------------------
                             PURCHASES          SALES             PURCHASES          SALES
U.S. Government Securities   $     --         $     --            $ 59,213         $ 54,913
--------------------------------------------------------------------------------------------
All Others                    138,677          162,535             276,399          335,939
--------------------------------------------------------------------------------------------
Total                        $138,677         $162,535            $335,612         $390,852
--------------------------------------------------------------------------------------------






M-374    MainStay VP Series Fund, Inc.

             CAPITAL APPRECIATION                                  COMMON STOCK
                   PORTFOLIO                                         PORTFOLIO
        ------------------------------                    ------------------------------
         PURCHASES             SALES                       PURCHASES             SALES
         $     --            $     --                     $       --          $       --
----------------------------------------------------------------------------------------
          661,240             801,393                      1,086,180           1,124,861
----------------------------------------------------------------------------------------
         $661,240            $801,393                     $1,086,180          $1,124,861
----------------------------------------------------------------------------------------





               DEVELOPING GROWTH                                   FLOATING RATE
                   PORTFOLIO                                         PORTFOLIO
        ------------------------------                    ------------------------------
         PURCHASES             SALES                       PURCHASES             SALES
         $     --            $     --                      $     --             $    --
----------------------------------------------------------------------------------------
          141,386             128,976                       181,729              24,740
----------------------------------------------------------------------------------------
         $141,386            $128,976                      $181,729             $24,740
----------------------------------------------------------------------------------------





             HIGH YIELD CORPORATE                               ICAP SELECT EQUITY
                BOND PORTFOLIO                                       PORTFOLIO
        ------------------------------                    ------------------------------
         PURCHASES             SALES                       PURCHASES             SALES
         $     --            $     --                      $     --            $     --
----------------------------------------------------------------------------------------
          691,733             596,984                       433,465             329,706
----------------------------------------------------------------------------------------
         $691,733            $596,984                      $433,465            $329,706
----------------------------------------------------------------------------------------





                 MID CAP CORE                                     MID CAP GROWTH
                   PORTFOLIO                                         PORTFOLIO
        ------------------------------                    ------------------------------
         PURCHASES             SALES                       PURCHASES             SALES
         $     --            $     --                      $     --            $     --
----------------------------------------------------------------------------------------
          628,131             608,255                       162,420             168,078
----------------------------------------------------------------------------------------
         $628,131            $608,255                      $162,420            $168,078
----------------------------------------------------------------------------------------





          MODERATE GROWTH ALLOCATION                               S&P 500 INDEX
                   PORTFOLIO                                         PORTFOLIO
        ------------------------------                    ------------------------------
         PURCHASES             SALES                       PURCHASES             SALES
         $     --             $    --                       $    --            $     --
----------------------------------------------------------------------------------------
          228,090              40,125                        64,513             181,184
----------------------------------------------------------------------------------------
         $228,090             $40,125                       $64,513            $181,184
----------------------------------------------------------------------------------------





                     VALUE
                   PORTFOLIO
        ------------------------------
         PURCHASES             SALES
         $     --            $     --
--------------------------------------
          358,167             406,854
--------------------------------------
         $358,167            $406,854
--------------------------------------





                                                  www.mainstayfunds.com    M-375

NOTE 9--CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for the year ended December 31, 2007 and the year ended December 31, 2006 were as follows:

BALANCED PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                    236,644     $ 2,723,669
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 52,621         574,491
Shares redeemed               (584,249)     (6,710,047)
                            ---------------------------
Net decrease                  (294,984)    $(3,411,887)
                            ===========================
Year ended December 31,
  2006

Shares sold                    340,244     $ 3,681,557
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 34,535         389,727
Shares redeemed                (95,675)     (1,046,908)
                            ---------------------------
Net increase                   279,104     $ 3,024,376
                            ===========================






SERVICE CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   3,934,030    $ 45,292,888
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions               1,015,008      11,056,214
Shares redeemed              (2,492,699)    (28,536,382)
                            ---------------------------
Net increase                  2,456,339    $ 27,812,720
                            ===========================
Year ended December 31,
  2006

Shares sold                   6,618,788    $ 71,559,836
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 415,940       4,683,861
Shares redeemed              (1,485,914)    (16,127,238)
                            ---------------------------
Net increase                  5,548,814    $ 60,116,459
                            ===========================



BOND PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   9,255,648    $128,087,502
Shares issued to
  shareholders in
  reinvestment of
  dividends                   1,293,334      17,763,775
Shares redeemed              (4,252,406)    (58,790,440)
                            ---------------------------
Net increase                  6,296,576    $ 87,060,837
                            ===========================
Year ended December 31,
  2006

Shares sold                   7,705,291    $102,429,445
Shares issued to
  shareholders in
  reinvestment of
  dividends                     352,815       4,799,733
Shares redeemed              (6,593,791)    (87,345,751)
                            ---------------------------
Net increase                  1,464,315    $ 19,883,427
                            ===========================






SERVICE CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   2,989,053    $ 41,242,325
Shares issued to
  shareholders in
  reinvestment of
  dividends                     337,789       4,621,525
Shares redeemed                (910,039)    (12,538,549)
                            ---------------------------
Net increase                  2,416,803    $ 33,325,301
                            ===========================
Year ended December 31,
  2006

Shares sold                   1,440,620    $ 19,049,448
Shares issued to
  shareholders in
  reinvestment of
  dividends                      75,516       1,023,785
Shares redeemed                (778,162)    (10,282,879)
                            ---------------------------
Net increase                    737,974    $  9,790,354
                            ===========================



CAPITAL APPRECIATION PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   1,033,551   $  27,215,543
Shares issued to
  shareholders in
  reinvestment of
  dividends                      33,353         950,025
Shares redeemed              (6,472,824)   (171,272,401)
                            ---------------------------
Net decrease                 (5,405,920)  $(143,106,833)
                            ===========================
Year ended December 31,
  2006

Shares sold                   1,625,211   $  38,080,728
Shares issued to
  shareholders in
  reinvestment of
  dividends                     114,049       2,776,284
Shares redeemed              (7,161,445)   (168,842,878)
                            ---------------------------
Net decrease                 (5,422,185)  $(127,985,866)
                            ===========================






SERVICE CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                    334,194     $  8,903,442
Shares redeemed               (455,513)     (12,047,975)
                            ---------------------------
Net decrease                  (121,319)    $ (3,144,533)
                            ===========================
Year ended December 31,
  2006

Shares sold                    367,302     $  8,577,662
Shares issued to
  shareholders in
  reinvestment of
  dividends                      4,149          100,520
Shares redeemed               (375,525)      (8,859,427)
                            ---------------------------
Net decrease                    (4,074)    $   (181,245)
                            ===========================






M-376    MainStay VP Series Fund, Inc.

CASH MANAGEMENT PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                  746,037,149  $ 746,017,935
Shares issued to
  shareholders in
  reinvestment of
  dividends                   21,340,095     21,339,548
Shares redeemed              (513,903,7-
                                      76)  (513,890,573)
                            ---------------------------
Net increase                 253,473,468  $ 253,466,910
                            ===========================
Year ended December 31,
  2006

Shares sold                  438,357,751  $ 438,354,578
Shares issued to
  shareholders in
  reinvestment of
  dividends                   15,357,570     15,357,386
Shares redeemed              (408,853,4-
                                      42)  (408,850,006)
                            ---------------------------
Net increase                  44,861,879  $  44,861,958
                            ===========================



COMMON STOCK PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   2,929,233   $  73,406,847
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions               3,332,994      81,462,067
Shares redeemed              (5,521,932)   (140,715,938)
                            ---------------------------
Net increase                    740,295   $  14,152,976
                            ===========================
Year ended December 31,
  2006

Shares sold                   4,682,314   $ 107,290,786
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions               1,042,079      25,657,171
Shares redeemed              (6,847,172)   (157,581,986)
                            ---------------------------
Net decrease                 (1,122,779)  $ (24,634,029)
                            ===========================






SERVICE CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                    859,810     $21,727,561
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                285,745       6,951,279
Shares redeemed               (266,770)     (6,667,573)
                            ---------------------------
Net increase                   878,785     $22,011,267
                            ===========================
Year ended December 31,
  2006

Shares sold                    614,785     $14,134,600
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 67,941       1,666,367
Shares redeemed               (208,446)     (4,744,323)
                            ---------------------------
Net increase                   474,280     $11,056,644
                            ===========================



CONSERVATIVE ALLOCATION PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                    165,070      $1,838,171
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                  9,643         106,057
Shares redeemed                (73,247)       (815,213)
                            ---------------------------
Net increase                   101,466      $1,129,015
                            ===========================
Period ended December 31,
  2006*

Shares sold                    144,921      $1,488,907
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                  1,827          19,505
Shares redeemed                 (8,139)        (85,240)
                            ---------------------------
Net increase                   138,609      $1,423,172
                            ===========================






SERVICE CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                  10,982,673    $122,301,722
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 642,510       7,053,139
Shares redeemed              (1,248,541)    (13,959,940)
                            ---------------------------
Net increase                 10,376,642    $115,394,921
                            ===========================
Period ended December 31,
  2006*

Shares sold                   6,492,587    $ 66,540,677
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                  73,256         781,335
Shares redeemed                (505,616)     (5,171,904)
                            ---------------------------
Net increase                  6,060,227    $ 62,150,108
                            ===========================



* The Portfolio commenced operations on February 13, 2006.

CONVERTIBLE PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                     638,510    $  8,850,174
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 805,617      11,423,909
Shares redeemed              (3,368,441)    (46,028,303)
                            ---------------------------
Net decrease                 (1,924,314)   $(25,754,220)
                            ===========================
Year ended December 31,
  2006

Shares sold                     516,582    $  6,406,438
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 454,017       5,809,661
Shares redeemed              (3,853,029)    (47,816,580)
                            ---------------------------
Net decrease                 (2,882,430)   $(35,600,481)
                            ===========================





                                                  www.mainstayfunds.com    M-377

SERVICE CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   2,090,407    $28,806,076
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 475,402      6,716,539
Shares redeemed                (727,327)    (9,833,725)
                            ---------------------------
Net increase                  1,838,482    $25,688,890
                            ===========================
Year ended December 31,
  2006

Shares sold                   1,746,325    $21,488,472
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 207,157      2,642,254
Shares redeemed                (762,254)    (9,451,538)
                            ---------------------------
Net increase                  1,191,228    $14,679,188
                            ===========================



DEVELOPING GROWTH PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                     563,606    $  7,814,978
Shares issued to
  shareholders in
  reinvestment of
  distributions                  94,560       1,444,335
Shares redeemed                (671,571)     (9,141,080)
                            ---------------------------
Net increase (decrease)         (13,405)   $    118,233
                            ===========================
Year ended December 31,
  2006

Shares sold                     857,046    $  9,585,472
Shares redeemed              (1,147,933)    (12,294,514)
                            ---------------------------
Net decrease                   (290,887)   $ (2,709,042)
                            ===========================






SERVICE CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   1,710,290    $23,872,920
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 149,748      2,260,581
Shares redeemed                (440,997)    (5,791,888)
                            ---------------------------
Net increase                  1,419,041    $20,341,613
                            ===========================
Year ended December 31,
  2006

Shares sold                   1,097,254    $12,114,019
Shares redeemed                (571,107)    (6,152,803)
                            ---------------------------
Net increase                    526,147    $ 5,961,216
                            ===========================



FLOATING RATE PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   3,232,412    $ 31,451,890
Shares issued to
  shareholders in
  reinvestment of
  dividends                     311,519       3,019,947
Shares redeemed              (2,952,308)    (29,099,790)
                            ---------------------------
Net increase                    591,623    $  5,372,047
                            ===========================
Year ended December 31,
  2006

Shares sold                   2,947,443    $ 29,098,552
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 238,365       2,352,315
Shares redeemed                (485,245)     (4,783,055)
                            ---------------------------
Net increase                  2,700,563    $ 26,667,812
                            ===========================






SERVICE CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   14,720,404  $ 144,133,764
Shares issued to
  shareholders in
  reinvestment of
  dividends                    1,768,989     17,143,136
Shares redeemed              (10,496,811)  (101,749,842)
                            ---------------------------
Net increase                   5,992,582  $  59,527,058
                            ===========================
Year ended December 31,
  2006

Shares sold                   16,609,706  $ 164,048,774
Shares issued to
  shareholders in
  reinvestment of
  dividends                    1,039,300     10,254,828
Shares redeemed               (3,372,397)   (33,276,965)
                            ---------------------------
Net increase                  14,276,609  $ 141,026,637
                            ===========================



GOVERNMENT PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   1,043,155    $ 11,487,895
Shares issued to
  shareholders in
  reinvestment of
  dividends                     758,435       8,209,965
Shares redeemed              (3,803,529)    (41,812,813)
                            ---------------------------
Net decrease                 (2,001,939)   $(22,114,953)
                            ===========================
Year ended December 31,
  2006

Shares sold                     723,260    $  7,676,692
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 180,254       1,954,291
Shares redeemed              (5,436,883)    (57,832,391)
                            ---------------------------
Net decrease                 (4,533,369)   $(48,201,408)
                            ===========================






M-378    MainStay VP Series Fund, Inc.

SERVICE CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   2,233,107    $24,462,296
Shares issued to
  shareholders in
  reinvestment of
  dividends                     364,787      3,933,719
Shares redeemed                (828,242)    (9,070,213)
                            ---------------------------
Net increase                  1,769,652    $19,325,802
                            ===========================
Year ended December 31,
  2006

Shares sold                   1,558,003    $16,484,058
Shares issued to
  shareholders in
  reinvestment of
  dividends                      54,762        591,701
Shares redeemed                (767,681)    (8,129,342)
                            ---------------------------
Net increase                    845,084    $ 8,946,417
                            ===========================



GROWTH ALLOCATION PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                    894,797     $10,637,387
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 69,406         814,727
Shares redeemed               (155,266)     (1,826,232)
                            ---------------------------
Net increase                   808,937     $ 9,625,882
                            ===========================
Period ended December 31,
  2006*

Shares sold                    666,172     $ 6,898,131
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                  8,552          94,893
Shares redeemed                (15,733)       (168,260)
                            ---------------------------
Net increase                   658,991     $ 6,824,764
                            ===========================






SERVICE CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   7,976,110    $ 94,370,171
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 639,305       7,491,219
Shares redeemed                (892,574)    (10,649,912)
                            ---------------------------
Net increase                  7,722,841    $ 91,211,478
                            ===========================
Period ended December 31,
  2006*

Shares sold                   6,882,439    $ 71,531,868
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                  79,797         884,418
Shares redeemed                (231,906)     (2,463,311)
                            ---------------------------
Net increase                  6,730,330    $ 69,952,975
                            ===========================



* The Portfolio commenced operations on February 13, 2006.

HIGH YIELD CORPORATE BOND PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                    6,938,050  $  74,142,553
Shares issued to
  shareholders in
  reinvestment of
  dividends                    5,822,276     59,471,886
Shares redeemed              (18,702,594)  (198,834,394)
                            ---------------------------
Net decrease                  (5,942,268) $ (65,219,955)
                            ===========================
Year ended December 31,
  2006

Shares sold                    5,546,129  $  55,692,632
Shares issued to
  shareholders in
  reinvestment of
  dividends                    1,714,820     18,078,649
Shares redeemed              (21,957,190)  (218,528,042)
                            ---------------------------
Net decrease                 (14,696,241) $(144,756,761)
                            ===========================






SERVICE CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                  11,353,220    $120,993,588
Shares issued to
  shareholders in
  reinvestment of
  dividends                   3,845,184      39,108,471
Shares redeemed              (3,569,630)    (37,568,867)
                            ---------------------------
Net increase                 11,628,774    $122,533,192
                            ===========================
Year ended December 31,
  2006

Shares sold                   9,083,381    $ 91,111,967
Shares issued to
  shareholders in
  reinvestment of
  dividends                     825,205       8,667,497
Shares redeemed              (3,218,467)    (31,669,989)
                            ---------------------------
Net increase                  6,690,119    $ 68,109,475
                            ===========================



ICAP SELECT EQUITY PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   4,187,748    $ 60,472,089
Shares issued in
  connection with
  acquisition of VP Income
  & Growth Portfolio          4,331,909      62,729,172
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 567,753       8,510,583
Shares redeemed              (1,459,022)    (21,535,457)
                            ---------------------------
Net increase                  7,628,388    $110,176,387
                            ===========================
Year ended December 31,
  2006

Shares sold                   5,302,844    $ 67,392,133
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                  70,280         972,324
Shares redeemed              (1,140,230)    (14,129,398)
                            ---------------------------
Net increase                  4,232,894    $ 54,235,059
                            ===========================





                                                  www.mainstayfunds.com    M-379

SERVICE CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   4,799,306    $ 70,114,555
Shares issued in
  connection with
  acquisition of VP Income
  & Growth Portfolio          3,268,514      47,107,023
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 329,472       4,914,989
Shares redeemed                (546,033)     (8,056,374)
                            ---------------------------
Net increase                  7,851,259    $114,080,193
                            ===========================
Year ended December 31,
  2006

Shares sold                   1,191,827    $ 15,323,000
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                  19,251         265,492
Shares redeemed                (301,624)     (3,712,585)
                            ---------------------------
Net increase                    909,454    $ 11,875,907
                            ===========================



INTERNATIONAL EQUITY PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   3,825,366    $ 74,405,355
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions               1,329,799      25,244,155
Shares redeemed              (4,589,425)    (89,749,408)
                            ---------------------------
Net increase                    565,740    $  9,900,102
                            ===========================
Year ended December 31,
  2006

Shares sold                   6,600,347    $108,551,689
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 222,807       4,167,501
Shares redeemed              (3,073,231)    (50,390,538)
                            ---------------------------
Net increase                  3,749,923    $ 62,328,652
                            ===========================






SERVICE CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   4,996,795    $ 96,697,283
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions               1,072,137      20,231,372
Shares redeemed              (1,059,050)    (20,370,058)
                            ---------------------------
Net increase                  5,009,882    $ 96,558,597
                            ===========================
Year ended December 31,
  2006

Shares sold                   4,580,537    $ 75,776,425
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 127,290       2,369,670
Shares redeemed                (332,652)     (5,383,962)
                            ---------------------------
Net increase                  4,375,175    $ 72,762,133
                            ===========================



LARGE CAP GROWTH PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   5,401,865    $ 72,946,968
Shares issued to
  shareholders in
  reinvestment of
  dividends                       3,094          47,191
Shares redeemed              (2,340,802)    (32,209,190)
                            ---------------------------
Net increase                  3,064,157    $ 40,784,969
                            ===========================
Year ended December 31,
  2006

Shares sold                   8,862,517    $105,027,870
Shares issued to
  shareholders in
  reinvestment of
  dividends                      20,037         249,423
Shares redeemed              (3,611,921)    (42,000,295)
                            ---------------------------
Net increase                  5,270,633    $ 63,276,998
                            ===========================






SERVICE CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   2,310,224    $32,212,229
Shares redeemed                (469,235)    (6,355,993)
                            ---------------------------
Net increase                  1,840,989    $25,856,236
                            ===========================
Year ended December 31,
  2006

Shares sold                   1,497,585    $17,758,996
Shares issued to
  shareholders in
  reinvestment of
  dividends                         542          6,707
Shares redeemed                (281,656)    (3,296,586)
                            ---------------------------
Net increase                  1,216,471    $14,469,117
                            ===========================






M-380    MainStay VP Series Fund, Inc.

MID CAP CORE PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   1,604,437    $ 26,718,444
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions               1,346,783      20,792,558
Shares redeemed              (2,006,070)    (32,953,552)
                            ---------------------------
Net increase                    945,150    $ 14,557,450
                            ===========================
Year ended December 31,
  2006

Shares sold                   3,718,248    $ 53,836,182
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                  76,572       1,206,053
Shares redeemed              (2,722,483)    (39,671,998)
                            ---------------------------
Net increase                  1,072,337    $ 15,370,237
                            ===========================






SERVICE CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   2,740,670    $ 45,229,908
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions               1,076,226      16,503,681
Shares redeemed                (972,832)    (15,674,747)
                            ---------------------------
Net increase                  2,844,064    $ 46,058,842
                            ===========================
Year ended December 31,
  2006

Shares sold                   2,489,145    $ 36,328,517
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                  51,219         802,200
Shares redeemed                (636,803)     (9,315,501)
                            ---------------------------
Net increase                  1,903,561    $ 27,815,216
                            ===========================



MID CAP GROWTH PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   1,181,419    $ 19,286,151
Shares issued to
  shareholders in
  reinvestment of
  distributions                 743,362      12,122,863
Shares redeemed              (2,532,325)    (40,492,659)
                            ---------------------------
Net decrease                   (607,544)   $ (9,083,645)
                            ===========================
Year ended December 31,
  2006

Shares sold                   2,583,865    $ 37,168,119
Shares issued to
  shareholders in
  reinvestment of
  distributions                 207,669       3,048,439
Shares redeemed              (2,955,479)    (41,948,408)
                            ---------------------------
Net decrease                   (163,945)   $ (1,731,850)
                            ===========================






SERVICE CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   2,114,927    $ 34,199,879
Shares issued to
  shareholders in
  reinvestment of
  distributions                 865,068      13,940,414
Shares redeemed              (1,142,325)    (18,056,226)
                            ---------------------------
Net increase                  1,837,670    $ 30,084,067
                            ===========================
Year ended December 31,
  2006

Shares sold                   2,902,011    $ 41,380,409
Shares issued to
  shareholders in
  reinvestment of
  distributions                 202,642       2,947,839
Shares redeemed              (1,460,552)    (20,577,115)
                            ---------------------------
Net increase                  1,644,101    $ 23,751,133
                            ===========================



MID CAP VALUE PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                     759,713    $ 10,997,876
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions               1,934,381      25,299,500
Shares redeemed              (3,027,873)    (43,361,352)
                            ---------------------------
Net decrease                   (333,779)   $ (7,063,976)
                            ===========================
Year ended December 31,
  2006

Shares sold                     823,433    $ 10,748,891
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 277,538       3,877,437
Shares redeemed              (3,146,857)    (41,214,605)
                            ---------------------------
Net decrease                 (2,045,886)   $(26,588,277)
                            ===========================






SERVICE CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   2,295,708    $ 33,118,936
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions               1,495,121      19,458,688
Shares redeemed              (1,353,660)    (19,228,313)
                            ---------------------------
Net increase                  2,437,169    $ 33,349,311
                            ===========================
Year ended December 31,
  2006

Shares sold                   2,419,648    $ 31,544,124
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 173,936       2,419,421
Shares redeemed                (976,264)    (12,748,686)
                            ---------------------------
Net increase                  1,617,320    $ 21,214,859
                            ===========================





                                                  www.mainstayfunds.com    M-381

MODERATE ALLOCATION PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                    630,197     $ 7,210,130
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 43,097         488,106
Shares redeemed               (130,042)     (1,471,161)
                            ---------------------------
Net increase                   543,252     $ 6,227,075
                            ===========================
Period ended December 31,
  2006*

Shares sold                    506,635     $ 5,219,233
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                  6,145          66,710
Shares redeemed                (18,163)       (189,136)
                            ---------------------------
Net increase                   494,617     $ 5,096,807
                            ===========================






SERVICE CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                  13,224,374    $150,954,259
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 987,828      11,168,806
Shares redeemed              (1,505,347)    (17,143,880)
                            ---------------------------
Net increase                 12,706,855    $144,979,185
                            ===========================
Period ended December 31,
  2006*

Shares sold                  15,042,201    $154,255,193
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 138,427       1,501,182
Shares redeemed              (2,920,307)    (29,134,288)
                            ---------------------------
Net increase                 12,260,321    $126,622,087
                            ===========================



* The Portfolio commenced operations on February 13, 2006.

MODERATE GROWTH ALLOCATION PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                    976,528     $11,403,811
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 88,373       1,020,061
Shares redeemed               (122,108)     (1,425,779)
                            ---------------------------
Net increase                   942,793     $10,998,093
                            ===========================
Period ended December 31,
  2006*

Shares sold                    948,612     $ 9,883,272
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 13,017         143,690
Shares redeemed                (13,289)       (139,291)
                            ---------------------------
Net increase                   948,340     $ 9,887,671
                            ===========================






SERVICE CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                  14,991,315    $174,830,397
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions               1,355,707      15,621,747
Shares redeemed              (1,291,963)    (15,149,902)
                            ---------------------------
Net increase                 15,055,059    $175,302,242
                            ===========================
Period ended December 31,
  2006*

Shares sold                  15,296,711    $159,330,449
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 187,647       2,069,083
Shares redeemed                (633,517)     (6,538,012)
                            ---------------------------
Net increase                 14,850,841    $154,861,520
                            ===========================



* The Portfolio commenced operations on February 13, 2006.

S&P 500 INDEX PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   1,903,267   $  58,214,923
Shares issued to
  shareholders in
  reinvestment of
  dividends                     603,085      18,818,225
Shares redeemed              (7,550,238)   (230,277,545)
                            ---------------------------
Net decrease                 (5,043,886)  $(153,244,397)
                            ===========================
Year ended December 31,
  2006

Shares sold                   2,204,568   $  58,779,419
Shares issued to
  shareholders in
  reinvestment of
  dividends                     214,958       6,263,748
Shares redeemed              (8,221,183)   (217,783,767)
                            ---------------------------
Net decrease                 (5,801,657)  $(152,740,600)
                            ===========================






SERVICE CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   1,296,627    $ 39,107,467
Shares issued to
  shareholders in
  reinvestment of
  dividends                     138,073       4,290,898
Shares redeemed                (867,929)    (26,309,915)
                            ---------------------------
Net increase                    566,771    $ 17,088,450
                            ===========================
Year ended December 31,
  2006

Shares sold                   1,574,011    $ 41,809,550
Shares issued to
  shareholders in
  reinvestment of
  dividends                      32,530         944,308
Shares redeemed                (612,070)    (16,120,316)
                            ---------------------------
Net increase                    994,471    $ 26,633,542
                            ===========================






M-382    MainStay VP Series Fund, Inc.

SMALL CAP GROWTH PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                     480,146    $  5,688,346
Shares issued to
  shareholders in
  reinvestment of
  distributions                 513,589       5,829,966
Shares redeemed              (1,861,908)    (22,158,943)
                            ---------------------------
Net decrease                   (868,173)   $(10,640,631)
                            ===========================
Year ended December 31,
  2006

Shares sold                   1,421,833    $ 16,608,438
Shares issued to
  shareholders in
  reinvestment of
  distributions                      66             784
Shares redeemed              (2,099,708)    (24,327,018)
                            ---------------------------
Net decrease                   (677,809)   $ (7,717,796)
                            ===========================






SERVICE CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                     864,800    $ 10,146,760
Shares issued to
  shareholders in
  reinvestment of
  distributions                 581,591       6,524,494
Shares redeemed                (968,830)    (11,432,970)
                            ---------------------------
Net increase                    477,561    $  5,238,284
                            ===========================
Year ended December 31,
  2006

Shares sold                   1,329,439    $ 15,430,530
Shares issued to
  shareholders in
  reinvestment of
  distributions                      64             760
Shares redeemed                (965,440)    (11,216,069)
                            ---------------------------
Net increase                    364,063    $  4,215,221
                            ===========================



TOTAL RETURN PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                     699,671    $ 13,832,982
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions               1,841,161      34,555,547
Shares redeemed              (3,952,918)    (77,067,838)
                            ---------------------------
Net decrease                 (1,412,086)   $(28,679,309)
                            ===========================
Year ended December 31,
  2006

Shares sold                     337,759    $  6,071,980
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 413,529       7,791,760
Shares redeemed              (4,854,335)    (87,961,766)
                            ---------------------------
Net decrease                 (4,103,047)   $(74,098,026)
                            ===========================






SERVICE CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                    355,240     $ 6,881,562
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                277,060       5,181,275
Shares redeemed               (411,672)     (8,019,938)
                            ---------------------------
Net increase                   220,628     $ 4,042,899
                            ===========================
Year ended December 31,
  2006

Shares sold                    463,291     $ 8,344,960
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 51,179         961,084
Shares redeemed               (336,731)     (6,057,822)
                            ---------------------------
Net increase                   177,739     $ 3,248,222
                            ===========================



VALUE PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                     721,902    $ 14,969,978
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions               2,902,167      56,714,197
Shares redeemed              (3,866,764)    (80,182,064)
                            ---------------------------
Net decrease                   (242,695)   $ (8,497,889)
                            ===========================
Year ended December 31,
  2006

Shares sold                   1,504,165    $ 28,182,232
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 535,325      10,865,428
Shares redeemed              (4,116,667)    (76,963,364)
                            ---------------------------
Net decrease                 (2,077,177)   $(37,915,704)
                            ===========================






SERVICE CLASS                     SHARES         AMOUNT
Year ended December 31,
  2007

Shares sold                   1,199,410    $ 24,845,919
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 700,003      13,615,702
Shares redeemed                (678,646)    (13,912,133)
                            ---------------------------
Net increase                  1,220,767    $ 24,549,488
                            ===========================
Year ended December 31,
  2006

Shares sold                   1,707,015    $ 32,250,967
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 101,606       2,054,352
Shares redeemed                (407,718)     (7,694,375)
                            ---------------------------
Net increase                  1,400,903    $ 26,610,944
                            ===========================





                                                  www.mainstayfunds.com    M-383

NOTE 10--NEW ACCOUNTING PRONOUNCEMENT:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Portfolios do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

NOTE 11--FUND ACQUISITION:

On August 17, 2007, ICAP Select Equity acquired the assets, including portfolio investments, and assumed the identified liabilities of VP Income & Growth Portfolio, a series of the Fund.

This reorganization was completed after shareholders approved the plan on July 11, 2007. The aggregate net assets of ICAP Select Equity immediately before the acquisition were $268,174,879 and the combined net assets after the acquisition were $378,011,074.

The acquisition was accomplished by a tax-free exchange of the following:



                               SHARES      VALUE
VP Income & Growth
  Portfolio
  Initial Class              5,715,695  $62,729,172
  Service Class              4,310,339   47,107,023
---------------------------------------------------



In exchange for the VP Income & Growth Portfolio shares and net assets, ICAP Select Equity issued 4,331,909 Initial Class shares and 3,268,514 Service Class shares.

VP Income & Growth Portfolio's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation and accumulated net realized loss:


                                                            ACCUMULATED
                   TOTAL NET      CAPITAL     UNREALIZED   NET REALIZED
                    ASSETS         STOCK     APPRECIATION      LOSS
VP Income &
  Growth
  Portfolio      $109,836,195  $109,128,085    $752,294      $(44,184)
-----------------------------------------------------------------------




NOTE 12--FUND REORGANIZATION:

On December 6, 2007, the Board of Directors of the Company approved the reorganization of the Value Portfolio with and into the ICAP Select Equity Portfolio for submission to shareholders. If the shareholders approved the reorganization, the transaction is expected to close on or about May 16, 2008.

NOTE 13--SUBSEQUENT EVENT:

At a meeting held on December 6-7, 2007, the Board of Directors of the Company approved a Revised and Restated Management Agreement between NYLIM and the Company. For the Portfolios identified below, the Revised and Restated Management Agreement consolidates the existing investment advisory agreement and administrative services agreement into one single agreement:


MainStay VP Bond           MainStay VP High Yield Corporate
Portfolio                  Bond Portfolio
-------------------------------------------------------------
MainStay VP Capital        MainStay VP ICAP Select Equity
Appreciation Portfolio     Portfolio
-------------------------------------------------------------
MainStay VP Cash           MainStay VP International Equity
Management Portfolio       Portfolio
-------------------------------------------------------------
MainStay VP Common         MainStay VP Large Cap Growth
Stock Portfolio            Portfolio
-------------------------------------------------------------
MainStay VP Convertible    MainStay VP S&P 500 Index
Portfolio                  Portfolio
-------------------------------------------------------------
MainStay VP Developing     MainStay VP Total Return Portfolio
Growth Portfolio
-------------------------------------------------------------
MainStay VP Government
Portfolio
-------------------------------------------------------------



The Revised and Restated Management Agreement for these Portfolios is subject to approval by contract owners at a meeting scheduled on or about March 17, 2008. If the proposal is approved by contract owners, it is proposed that the Revised and Restated Management Agreement for these Portfolios will become effective on or about May 1, 2008.



M-384    MainStay VP Series Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Portfolio, Bond Portfolio, Capital Appreciation Portfolio, Cash Management Portfolio, Common Stock Portfolio, Conservative Allocation Portfolio, Convertible Portfolio, Developing Growth Portfolio, Floating Rate Portfolio, Government Portfolio, Growth Allocation Portfolio, High Yield Corporate Bond Portfolio, ICAP Select Equity Portfolio, International Equity Portfolio, Large Cap Growth Portfolio, Mid Cap Core Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Moderate Allocation Portfolio, Moderate Growth Allocation Portfolio, S&P 500 Index Portfolio, Small Cap Growth Portfolio, Total Return Portfolio and Value Portfolio (constituting MainStay VP Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended (for Conservative Allocation Portfolio, Growth Allocation Portfolio, Moderate Allocation Portfolio and Moderate Growth Allocation Portfolio, from February 13, 2006, commencement of operations, to December 31, 2006 and the year ended December 31, 2007) and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 15, 2008



                                                  www.mainstayfunds.com    M-385

BOARD CONSIDERATION AND APPROVAL OF REVISED AND RESTATED MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS

Section 15(c) of the 1940 Act requires that each mutual fund's board of directors, including a majority of its Independent Directors, review and approve the fund's investment advisory and sub-advisory agreements. The Board and its Contracts Committee conducted an extensive review process that took place at various meetings between September 2007 and December 2007. Following this review, the Board, including a majority of the Independent Directors, unanimously approved the revised and restated management agreement (the "New Management Agreement") and existing investment advisory, administration and sub-advisory agreements for the Portfolios of MainStay VP Series Fund, Inc. (collectively, the "Agreements").

In reaching its decision to approve the Agreements, the Board considered information customarily furnished to the Board at its regular and special Board meetings, as well as information requested by the Board and prepared by NYLIM specifically in connection with the annual contract review process. Information customarily provided to and reviewed by the Board at its regular and special meetings throughout the year includes, among other things, detailed investment performance reports on each Portfolio prepared by the Investment Consulting Group at NYLIM. The Board also receives and reviews at its regular and special meetings, among other things, periodic reports on legal and compliance matters, brokerage activity, and sales and redemption activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, reports on the Portfolios prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an outside third-party service provider engaged by the Board to report objectively on each Portfolio's investment performance, management or investment advisory and administration fees, as applicable, and ordinary operating expenses. The Board also requested and received information on the profitability of the Portfolios to NYLIM and its affiliates and the Portfolios' sub-advisers, discussed in greater detail below, and responses to a comprehensive list of questions prepared on behalf of the Board by independent legal counsel encompassing a variety of topics. The Board particularly considered information provided by NYLIM concerning its rationale for recommending increases to the overall management fees paid by certain Portfolios under the New Management Agreement, and requested and received additional supporting information from NYLIM about the proposed fee increases. The Board also considered NYLIM's rationale for proposing adjustments to the sub-advisory fees paid by NYLIM to MacKay Shields LLC ("MacKay Shields") and Institutional Capital LLC ("Institutional Capital"), affiliates of NYLIM that serve as sub-advisers to certain Portfolios, which resulted in no net increase in the fees and expenses paid by the Portfolios.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the above-described information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Portfolios by NYLIM as manager of the Portfolios and MacKay Shields, ICAP, Winslow Capital Management, Inc. ("Winslow") and Lord, Abbett & Co. LLC ("Lord Abbett") (collectively, the "Subadvisors") as subadvisors to certain Portfolios (the "Sub-Advised Portfolios"); (ii) the investment performance of each Portfolio; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates and each Subadvisor from their relationship with the Portfolios; (iv) the extent to which economies of scale may be realized as the Portfolios grow, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of each Portfolio's management and sub-advisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds.

The Board's decision to approve the Agreements was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its regular and special meetings throughout the year and specifically in connection with the contract review process. Individual members of the Board may have weighed certain factors differently. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolios, and that these policyholders and contract owners, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Portfolios. The Board also considered that, for certain of the Portfolios, the variable life insurance policyholders and variable annuity contract owners that invest in the Portfolios will have an opportunity to review and consider the approval of the New Management Agreement in a separate proxy statement. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND THE SUBADVISORS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM and each Subadvisor provides to the Portfolios. The Board evaluated NYLIM's experience in serving as manager of the Portfolios, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience in overseeing the fund subadvisors. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Portfolios, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Portfolios' legal and compliance environment, and for implementing Board directives as they relate to the Portfolios. In addition,


M-386    MainStay VP Series Fund, Inc.

the Board noted that NYLIM also is responsible for paying substantially all of the salaries and expenses for the Fund's officers.

The Board also took note of NYLIM's willingness to invest in personnel and resources designed to benefit the Portfolios by enhancing portfolio management operations. In connection with NYLIM's proposal to increase overall management fees paid by certain Portfolios under the New Management Agreement, the Board particularly considered NYLIM's overall investment in maintaining and improving Portfolio investment performance in recent years, and NYLIM's ability to continue to invest in these areas going forward. The Board requested and received specific assurances from NYLIM about additional personnel and resources that NYLIM or its affiliates intend to commit to enhance investment management capabilities provided to the Portfolios.

With respect to the Sub-Advised Portfolios, the Board examined the nature, extent and quality of the services that each Subadvisor provides to the Sub-Advised Portfolios. The Board evaluated each Subadvisor's experience as serving as subadvisor to the Sub-Advised Portfolios, noting that each Subadvisor advises other mutual funds and services a variety of other investment advisory clients, including other pooled investment vehicles. It examined each Subadvisor's track record and experience in providing investment advisory services to the Sub-Advised Portfolios, the experience of senior management and administrative personnel at each Sub-Adviser, and each Subadvisor's overall legal and compliance environment. With respect to those Portfolios sub-advised by MacKay Shields, the Board took note of NYLIM's and MacKay Shields' willingness to invest in personnel and resources designed to benefit the Portfolios, including new senior executive leadership at MacKay Shields.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolios are likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's and each Subadvisor's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE PORTFOLIOS

In evaluating each Portfolio's investment performance, the Board considered investment performance results in light of the Portfolio's investment objective, strategies and risks, as disclosed in the Portfolio's prospectus. The Board particularly considered the detailed investment analytics reports provided to the Board, including the Board's Investment Committee, at its regular and special meetings throughout the year by NYLIM's Investment Consulting Group. These reports include, among other things, information on each Portfolio's gross and net returns, the Portfolio's investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio's risk-adjusted investment performance, and the Portfolio's investment performance as compared to similar competitor funds. The Board also considered information provided by Strategic Insight, in connection with the Board's annual contract review, showing the investment performance of each Portfolio as compared to similar mutual funds managed by other investment advisers. With respect to index funds, the Board primarily considered a Portfolio's investment performance against the relevant benchmark index it is designed to track.

In considering each Portfolio's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Portfolio investment performance, as well as discussions between the Portfolios' portfolio managers and the Board that occur at meetings from time to time. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to devote additional resources to maintaining and, in some cases, intending to enhance Portfolio investment performance. In evaluating the investment performance for a Portfolio, the Board also took into consideration whether the Portfolio had been in operation for a sufficient period of time to establish a meaningful investment performance track record. It should be noted that, when considering a Portfolio's investment performance, the Board focuses principally on the Portfolio's long-term performance track record, as opposed to the Portfolio's short-term investment performance.

With respect to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (the "Asset Allocation Portfolios"), which invest substantially all of their assets in other portfolios advised by NYLIM (including the Portfolios), the Board considered the rationale for selecting the underlying funds in which the Asset Allocation Portfolios invest, including the investment performance of those funds.

As part of its evaluation of Portfolio investment performance, the Board gave particular attention to any information indicating underperformance of certain Portfolios for specific time periods relative to a peer group or benchmark, and NYLIM's or a Subadvisor's explanation for such underperformance. With respect to the MainStay VP International Equity Portfolio, the Board noted that although the Portfolio has favorable long-term investment performance relative to peer funds, its investment performance over the past several years has been volatile, and generally has underperformed peer funds. In response to discussions with the Board, NYLIM has presented to the Board a plan pursuant to which NYLIM has committed to add additional resources dedicated to the portfolio management of this Portfolio.

Regarding the MainStay VP Mid Cap Value Portfolio and MainStay VP Small Cap Growth Portfolio, the Board took note of each Portfolio's comparably unfavorable investment performance when compared to its respective Lipper performance universe over various time periods. The Board discussed with NYLIM various proposals for improving the Portfolio's investment performance, and accepted NYLIM's commitment to propose actions designed to improve each Portfolio's investment performance in the coming year.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the

                                                  www.mainstayfunds.com    M-387

Agreements, that each Portfolio's investment performance over time has been satisfactory or, in the case of those Portfolios specifically mentioned above, that NYLIM is taking appropriate and reasonable actions to address the Board's concerns about investment performance. The Portfolios disclose more information about their investment performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Portfolios' prospectuses.

COSTS OF THE SERVICES PROVIDED, AND PROFITS REALIZED, BY NYLIM AND EACH
SUBADVISOR

The Board considered the costs and estimated costs of the services provided by NYLIM and the Subadvisors under the current investment advisory, sub-advisory, administration and management agreements, as applicable, and under the New Management Agreement, and the profitability of NYLIM and its affiliates and the Subadvisors due to their relationship with the Portfolios over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates and the Subadvisors arising from their relationship with the Portfolios, the Board considered, among other things, NYLIM's and the Subadvisors' investments in personnel, systems, equipment and other resources necessary to manage the Portfolios, and the fact that NYLIM is responsible for paying the sub-advisory fee for the Sub-Advised Portfolios. Particularly with respect to NYLIM's proposal to increase overall management fees paid by certain Portfolios under the New Management Agreement, the Board considered that NYLIM must be in a position to pay and retain experienced professional personnel (including investment personnel) to provide services to the Portfolios, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Portfolios. The Board noted, for example, representations from NYLIM about the high demand and competition for qualified investment personnel and the increased costs associated with compensating them. In accepting NYLIM's proposal to increase overall management fees paid by certain Portfolios under the New Management Agreement, the Board accepted NYLIM's commitment to continue to invest NYLIM's resources in attracting and retaining qualified investment personnel to serve the Portfolios. The Board also took note of the continued increased costs borne by NYLIM and its affiliates due to new regulatory and compliance requirements.

The Board also reviewed information from NYLIM and its affiliates (including MacKay Shields and Institutional Capital) and Lord Abbett regarding the profitability realized by them due to their overall relationship with the Portfolios. For NYLIM and these Subadvisors, the Board considered information illustrating the revenues and expenses allocated to the Portfolios. With respect to Winslow, the Board considered representations from Winslow and NYLIM that the sub-advisory fee paid by NYLIM to Winslow was the result of arm's-length negotiations. For both Lord Abbett and Winslow, which are Subadvisors not affiliated with NYLIM, the Board focused primarily on the profitability of the relationship among NYLIM, its affiliates and the Portfolios. In this regard, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. The Board also considered the consistency of NYLIM's methodology for allocating revenues and expenses to the Portfolios as part of the Board's review of profitability information form year-to-year. In connection with NYLIM's proposal to increase overall management fees paid by certain Portfolios under the New Management Agreement, the Board acknowledged that any impact on NYLIM's profitability due to the increased management fees is not expected to be material. While recognizing the difficulty in evaluating NYLIM's profitability with respect to the Portfolios, and noting that other profitability methodologies also may be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Portfolios was reasonable in all material respects.

In considering the costs and profitability of the Portfolios, the Board also recognized certain fall-out benefits that may be realized by NYLIM, its affiliates and the Subadvisors due to their relationship with the Portfolios. The Board recognized, for example, the benefits to NYLIM and the Subadvisors from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and the Subadvisors in exchange for commissions paid by the Portfolios with respect to trades on a Portfolio's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Portfolios, NYLIM affiliates also earn revenues from serving the Portfolios in various other capacities, including as the Portfolios' distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from such other arrangements was not excessive.

The Board noted that, although it assessed the overall profitability of the Portfolios to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the New Management Agreement, the Board considered the profitability of NYLIM's relationship with the Portfolios on a pre-tax basis, and without regard to distribution expenses. After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits realized by NYLIM and its affiliates (including MacKay Shields and Institutional Capital) and Lord Abbett due to their relationships with the Portfolios are fair and reasonable. With respect to Winslow, the Board concluded that any profits realized by Winslow due to its relationship with the MainStay VP Large Cap Growth Portfolio are the result of arm's-length negotiations between NYLIM and Winslow, and are based on sub-advisory fees paid to Winslow by NYLIM, not the Portfolio.



M-388    MainStay VP Series Fund, Inc.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE PORTFOLIOS GROW

The Board also considered whether each Portfolio's expense structure permitted economies of scale to be shared with Fund investors. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as a Portfolio's assets grow over time. The Board reviewed information from NYLIM and Strategic Insight showing how each Portfolio's management fee compared with fees charged for similar services by peer funds if assets increase over time. The Board noted the extent to which each Portfolio may benefit from economies of scale through contractual breakpoints and fee waivers, and gave particular consideration to new breakpoints and fee waivers that the Board negotiated with NYLIM as part of the most recent annual contract review process. The Board took particular note of new contractual breakpoints placed on the fees of Portfolios subject to overall management fee increases under the New Management Agreement, and the impact of these breakpoints on each Portfolio's effective management fee at current and increased asset levels. The Board also considered NYLIM's commitment to work with the Board to regularly evaluate the need for additional breakpoints or fee waivers as Portfolio assets hypothetically grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Portfolio's expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of each Portfolio's expense structure as the Portfolio grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and each Portfolio's expected total ordinary operating expenses.

The Board considered information provided by NYLIM and the Subadvisors on the fees that NYLIM and each Subadvisor charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolios. In this regard, the Board took into account the relative scope of services provided to the Portfolios as compared with NYLIM's and each Subadvisor's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of a Portfolio's management fees under the Agreements when compared to similar fees charged by NYLIM and each Subadvisors to other investment advisory clients, and fees charged by other investment advisers to mutual funds in a Portfolio's peer group.

In assessing the reasonableness of a Portfolio's management fees under the New Management Agreement--in particular with respect to those Portfolios that would pay overall higher management fees under the New Management Agreement--the Board specifically considered NYLIM's overall investment in maintaining and improving Portfolio investment performance in recent years, and NYLIM's ability and commitment to continue to invest in these areas going forward, as discussed above. With respect to each Portfolio's total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with NYLIM as part of the most recent annual contract review process, and observed that the net management fees paid by many Portfolios impacted by proposed management fee increases had been lower than comparable fees paid by peer funds. The Board observed that, even with the higher management fees to be paid by certain Portfolios under the New Management Agreement, the management fee to be paid by each Portfolio is expected to be in proximity to the median comparable fee paid by peer funds.

Based on these considerations, the Board concluded that each Portfolio's management and sub-advisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including a majority of the Independent Directors, unanimously approved the Agreements.


                                                  www.mainstayfunds.com    M-389

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Portfolios' securities is available without charge, upon request, (i) by calling 1-800-598-2019 and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-598-2019 or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio's Forms N-Q will be available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-598-2019. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.



M-390    MainStay VP Series Fund, Inc.

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of the MainStay VP Income & Growth Portfolio (the "Portfolio") was held on Wednesday, July 11, 2007 at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to present the following proposal for shareholder consideration:

     To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Income & Growth Portfolio by the MainStay VP ICAP Select Equity Portfolio (the "ICAP Select Equity Portfolio") (formerly, the MainStay VP Basic Value Portfolio), in exchange for shares of the ICAP Select Equity Portfolio to be distributed to the shareholders of the Income & Growth Portfolio by the ICAP Select Equity Portfolio; and (ii) the subsequent termination of the Income & Growth Portfolio

The proposal was discussed in detail in the proxy statement. No other business came before the special meeting. The proposal was passed by the shareholders of the Portfolio as shown below:

 VOTES FOR       VOTES AGAINST    ABSTENTIONS      TOTAL VOTED
7,514,655.105      233,693.193    454,556.369    8,202,904.667
--------------------------------------------------------------------





                                                  www.mainstayfunds.com    M-391

DIRECTORS AND OFFICERS

The Directors oversee the Fund, the Manager and the Subadvisors.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall render his or her resignation upon reaching age 72. A Director who has reached age 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and Officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statements of Additional Information applicable to the Fund include additional information about the Directors and are available without charge upon request by calling toll-free 1-800-598-2019.


           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                             NUMBER OF
           WITH THE                                         PORTFOLIOS IN   OTHER
NAME AND   FUND AND                                         FUND COMPLEX    DIRECTORSHIPS
DATE OF    LENGTH OF      PRINCIPAL OCCUPATION(S)           OVERSEEN        HELD BY
BIRTH      SERVICE        DURING PAST FIVE YEARS            BY DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

BRIAN A.   Indefinite;    Member of the Board of                  74        Trustee,
MURDOCK    Director and   Managers and President (since                     Eclipse Funds
3/14/56    Chief          2004) and Chief Executive                         since June 2007
           Executive      Officer (since 2006), New York                    (3 funds);
           Officer        Life Investment Management LLC                    Director,
           since 2006     and New York Life Investment                      Eclipse Funds
                          Management Holdings LLC;                          Inc. since June
                          Senior Vice President, New                        2007 (23
                          York Life Insurance Company                       funds);
                          (since 2004); Chairman of the                     Trustee, The
                          Board and President, NYLIFE                       MainStay Funds
                          Distributors LLC (since 2004);                    since 2006 (21
                          Member of the Board of                            funds); and
                          Managers, Madison Capital                         Director, ICAP
                          Funding LLC and NYLCAP Manager                    Funds, Inc.,
                          LLC (since 2004), MacKay                          since 2006 (3
                          Shields LLC and Institutional                     funds)
                          Capital LLC (since 2006) and
                          McMorgan & Company LLC (since
                          2007); Chief Executive
                          Officer, Eclipse Funds,
                          Eclipse Funds Inc., The
                          MainStay Funds and ICAP Funds,
                          Inc. (since 2006); Chairman
                          (2006 to 2007), The MainStay
                          Funds; Chief Investment
                          Officer, MLIM Europe and Asia
                          (2001 to 2003); and President
                          of Merrill Japan and Chairman
                          of MLIM's Pacific Region (1999
                          to 2001)
-------------------------------------------------------------------------------------------




    * This Director is considered to be an "interested person" of the Fund within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Directors not considered "interested persons" may be referred to as "Independent Directors."



M-392    MainStay VP Series Fund, Inc.

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     PORTFOLIOS IN
NAME AND   FUND AND                                     FUND COMPLEX    OTHER
DATE OF    LENGTH OF      PRINCIPAL OCCUPATION(S)       OVERSEEN        DIRECTORSHIPS
BIRTH      SERVICE        DURING PAST FIVE YEARS        BY DIRECTOR     HELD BY DIRECTOR
-----------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

SUSAN B.   Indefinite;    Partner, Strategic                  74        Chairman since
KERLEY     Chairman and   Management Advisors LLC                       2005 and Trustee
8/12/51    Director       (since 1990)                                  since 2000,
           since June                                                   Eclipse Funds (3
           2007                                                         funds); Chairman
                                                                        since 2005 and
                                                                        Director since
                                                                        1990, Eclipse
                                                                        Funds Inc. (23
                                                                        funds); Chairman
                                                                        and Director,
                                                                        ICAP Funds, Inc.,
                                                                        since 2006 (3
                                                                        funds); Chairman
                                                                        and Trustee, The
                                                                        MainStay Funds
                                                                        since June 2007
                                                                        (21 funds);
                                                                        Trustee, Legg
                                                                        Mason Partners
                                                                        Funds since 1991
                                                                        (68 portfolios)
-----------------------------------------------------------------------------------------
ALAN R.    Indefinite;    Retired; Partner, Ernst &           74        Trustee, Eclipse
LATSHAW    Director and   Young LLP (2002 to 2003);                     Funds since June
3/27/51    Audit          Partner, Arthur Andersen LLP                  2007 (3 funds);
           Committee      (1989 to 2002); Consultant                    Director, Eclipse
           Financial      to the Audit and Compliance                   Funds Inc. since
           Expert since   Committee of The MainStay                     June 2007 (23
           June 2007      Funds (2004 to 2006)                          funds); Director,
                                                                        ICAP Funds, Inc.,
                                                                        since June 2007
                                                                        (3 funds);
                                                                        Trustee, The
                                                                        MainStay Funds
                                                                        since 2006 (21
                                                                        funds); Trustee,
                                                                        State Farm
                                                                        Associates Funds
                                                                        Trusts since 2005
                                                                        (3 portfolios);
                                                                        Trustee, State
                                                                        Farm Mutual Fund
                                                                        Trust since 2005
                                                                        (15 portfolios);
                                                                        Trustee, State
                                                                        Farm Variable
                                                                        Product Trust
                                                                        since 2005 (9
                                                                        portfolios)
-----------------------------------------------------------------------------------------
PETER      Indefinite;    Independent Consultant;             74        Trustee, Eclipse
MEENAN     Director       President and Chief                           Funds since 2002
12/5/41    since June     Executive Officer, Babson-                    (3 funds);
           2007           United, Inc. (financial                       Director, Eclipse
                          services firm) (2000 to                       Funds Inc. since
                          2004); Independent                            2002 (23 funds);
                          Consultant (1999 to 2000);                    Director, ICAP
                          Head of Global Funds,                         Funds, Inc.,
                          Citicorp (1995 to 1999)                       since 2006 (3
                                                                        funds); Trustee,
                                                                        The MainStay
                                                                        Funds since 2006
                                                                        (21 funds)
-----------------------------------------------------------------------------------------
RICHARD    Indefinite;    Managing Director, ICC              74        Trustee, Eclipse
H. NOLAN,  Director       Capital Management;                           Funds since June
JR.        since 2006     President--Shields/                           2007 (3 funds);
11/16/46                  Alliance, Alliance Capital                    Director, Eclipse
                          Management (1994 to 2004)                     Funds Inc. since
                                                                        June 2007 (23
                                                                        funds); Director,
                                                                        ICAP Funds, Inc.,
                                                                        since June 2007
                                                                        (3 funds);
                                                                        Trustee, The
                                                                        MainStay Funds
                                                                        since June 2007
                                                                        (21 funds)
-----------------------------------------------------------------------------------------
RICHARD    Indefinite;    Chairman (1990 to present)          74        Trustee, Eclipse
S.         Director       and Chief Executive Officer                   Funds since June
TRUTANIC   since June     (1990 to 1999), Somerset                      2007 (3 funds);
2/13/52    2007           Group (financial advisory                     Director, Eclipse
                          firm); Managing Director and                  Funds Inc. since
                          Advisor, The Carlyle Group                    June 2007 (23
                          (private investment firm)                     funds); Director,
                          (2002 to 2004); Senior                        ICAP Funds, Inc.,
                          Managing Director and                         since June 2007
                          Partner, Groupe Arnault S.A.                  (3 funds);
                          (private investment firm)                     Trustee, The
                          (1999 to 2002)                                MainStay Funds
                                                                        since 1994 (21
                                                                        funds)
-----------------------------------------------------------------------------------------
ROMAN L.   Indefinite;    V. Duane Rath Professor of          74        Trustee, Eclipse
WEIL       Director       Accounting, Graduate School                   Funds since June
5/22/40    since 1994     of Business, University of                    2007 (3 funds);
           and Audit      Chicago; President, Roman L.                  Director, Eclipse
           Committee      Weil Associates, Inc.                         Funds Inc. since
           Financial      (consulting firm)                             June 2007 (23
           Expert since                                                 funds); Director,
           2003                                                         ICAP Funds, Inc.,
                                                                        since June 2007
                                                                        (3 funds);
                                                                        Trustee, The
                                                                        MainStay Funds
                                                                        since June 2007
                                                                        (21 funds)
-----------------------------------------------------------------------------------------







                                                  www.mainstayfunds.com    M-393

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     PORTFOLIOS IN
NAME AND   FUND AND                                     FUND COMPLEX    OTHER
DATE OF    LENGTH OF      PRINCIPAL OCCUPATION(S)       OVERSEEN        DIRECTORSHIPS
BIRTH      SERVICE        DURING PAST FIVE YEARS        BY DIRECTOR     HELD BY DIRECTOR
-----------------------------------------------------------------------------------------
NON-INTERESTED DIRECTOR

JOHN A.    Indefinite;    Retired. Managing Director          74        Trustee, Eclipse
WEISSER    Director       of Salomon Brothers, Inc.                     Funds since June
10/22/41   since 1997     (1971 to 1995)                                2007 (3 funds);
                                                                        Director, Eclipse
                                                                        Funds Inc. since
                                                                        June 2007 (23
                                                                        funds); Director,
                                                                        ICAP Funds, Inc.,
                                                                        since June 2007
                                                                        (3 funds);
                                                                        Trustee, The
                                                                        MainStay Funds
                                                                        since June 2007
                                                                        (21 funds);
                                                                        Trustee, Direxion
                                                                        Funds (71
                                                                        portfolios) and
                                                                        Direxion
                                                                        Insurance Trust
                                                                        (45 portfolios)
                                                                        since March 2007
-----------------------------------------------------------------------------------------




           POSITION(S)
           HELD
           WITH THE
NAME AND   FUND AND
DATE OF    LENGTH OF
BIRTH      SERVICE        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------
OFFICERS

ROBERT A.  Chief Legal    Senior Managing Director, General Counsel and Secretary, New
ANSELMI    Officer        York Life Investment Management LLC (including predecessor
10/19/46   since 2004     advisory organizations) (since 2000); Secretary (since 2001)
                          and General Counsel (since 2004), New York Life Investment
                          Management Holdings LLC; Senior Vice President, New York life
                          Insurance Company (since 2000); Vice President and Secretary,
                          McMorgan & Company LLC (since 2001); Secretary, NYLIM Service
                          Company LLC (since 2005), NYLCAP Manager LLC (since 2004),
                          Madison Capital Funding LLC (since 2002) and Institutional
                          Capital LLC (since 2006); Chief Legal Officer, Eclipse Funds,
                          Eclipse Funds Inc. and The MainStay Funds (since 2004),
                          McMorgan Funds (since 2005) and ICAP Funds, Inc. (since 2006);
                          Managing Director and Senior Counsel, Lehman Brothers Inc.
                          (1998 to 1999); General Counsel and Managing Director, JP
                          Morgan Investment Management Inc. (1986 to 1998)
-----------------------------------------------------------------------------------------
JACK R.    Treasurer      Managing Director, New York Life Investment Management LLC
BENIN-     and            (since June 2007); Treasurer and Principal Financial and
TENDE      Principal      Accounting Officer, Eclipse Funds, Eclipse Funds Inc., The
5/12/64    Financial      MainStay Funds and ICAP Funds, Inc. (since June 2007); Vice
           and            President, Prudential Investments (2000 to 2007); Assistant
           Accounting     Treasurer, JennisonDryden Family of Funds, Target Portfolio
           Officer        Trust, The Prudential Series Fund and American Skandia Trust
           since June     (2006 to 2007); Treasurer and Principal Financial Officer, The
           2007           Greater China Fund (2007)
-----------------------------------------------------------------------------------------
STEPHEN    President      Senior Managing Director and Chief Marketing Officer, New York
P. FISHER  since          Life Investment Management LLC (since 2005); Managing
2/22/59    March 2007     Director--Retail Marketing, New York Life Investment Management
                          LLC (2003 to 2005); President, Eclipse Funds, Eclipse Funds
                          Inc., The MainStay Funds and ICAP Funds, Inc. (since March
                          2007); Managing Director, UBS Global Asset Management (1999 to
                          2003)
-----------------------------------------------------------------------------------------
SCOTT T.   Vice           Director, New York Life Investment Management LLC (including
HAR-       President--    predecessor advisory organizations) (since 2000); Executive
RINGTON    Administra-    Vice President, New York Life Trust Company and New York Life
2/8/59     tion since     Trust Company, FSB (since 2006); Vice
           2005           President--Administration, Eclipse Funds, Eclipse Funds Inc.
                          and The MainStay Funds (since 2005) and ICAP Funds, Inc. (since
                          2006)
-----------------------------------------------------------------------------------------
ALISON H.  Senior Vice    Senior Managing Director and Chief Compliance Officer (since
MICUCCI    President      2006) and Managing Director and Chief Compliance Officer (2003
12/16/65   and Chief      to 2006), New York Life Investment Management LLC and New York
           Compliance     Life Investment Management Holdings LLC; Senior Managing
           Officer        Director, Compliance (since 2006) and Managing Director,
           since 2006     Compliance (2003 to 2006), NYLIFE Distributors LLC; Chief
                          Compliance Officer, NYLCAP Manager LLC; Senior Vice President
                          and Chief Compliance Officer, Eclipse Funds, Eclipse Funds
                          Inc., The MainStay Funds and ICAP Funds, Inc. (since 2006);
                          Vice President--Compliance, Eclipse Funds, Eclipse Funds Inc.
                          and The MainStay Funds (2004 to 2006); Deputy Chief Compliance
                          Officer, New York Life Investment Management LLC (2002 to
                          2003); Vice President and Compliance Officer, Goldman Sachs
                          Asset Management (1999 to 2002)
-----------------------------------------------------------------------------------------
MARGUER-   Secretary      Managing Director and Associate General Counsel, New York Life
ITE E. H.  since 2004     Investment Management LLC (since 2004); Managing Director and
MORRISON*                 Secretary, NYLIFE Distributors LLC; Secretary, Eclipse Funds,
3/26/56                   Eclipse Funds Inc. and The MainStay Funds (since 2004) and ICAP
                          Funds, Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                          Vice President and Corporate Counsel, The Prudential Insurance
                          Company of America (2000 to 2004)
-----------------------------------------------------------------------------------------




   * In addition to serving as Secretary of the Fund, effective January 1, 2008, Marguerite E. H. Morrison assumed the role of Chief Legal Officer to the Fund.



M-394    MainStay VP Series Fund, Inc.

DIRECTORS AND OFFICERS*

SUSAN B. KERLEY
Chairman and Director

BRIAN A. MURDOCK
Chief Executive Officer and Director

STEPHEN P. FISHER
President

ALAN R. LATSHAW
Director

PETER MEENAN
Director

RICHARD H. NOLAN, JR.
Director

RICHARD S. TRUTANIC
Director

ROMAN L. WEIL
Director

JOHN A. WEISSER, JR.
Director

ROBERT A. ANSELMI
Chief Legal Officer

JACK BENINTENDE
Treasurer and Principal Financial and Accounting Officer

SCOTT T. HARRINGTON
Vice President--Administration

ALISON H. MICUCCI
Senior Vice President and Chief Compliance Officer

MARGUERITE E. H. MORRISON
Secretary


INVESTMENT ADVISER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC


SUBADVISORS

MACKAY SHIELDS LLC**

INSTITUTIONAL CAPITAL LLC**

LORD, ABBETT & CO., LLC

WINSLOW CAPITAL MANAGEMENT, INC.


ADMINISTRATOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC


DISTRIBUTOR

NYLIFE DISTRIBUTORS LLC


CUSTODIAN

STATE STREET BANK AND TRUST COMPANY


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP


LEGAL COUNSEL

DECHERT LLP


Some Portfolios may not be available in all products.
 * As of December 31, 2007.
** An affiliate of New York Life Investment Management LLC.


                                                  www.mainstayfunds.com    M-395

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)


 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

New York Life Investment Management LLC is the investment advisor to The MainStay VP Series Fund, Inc.

www.mainstayfunds.com

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectuses and the Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not a part of the Semiannual Report




         (RECYCLE LOGO)                                            MSVP11-02/08

ITEM 2. CODE OF ETHICS.

     As of the end of the period covered by this report, Registrant had adopted a code of ethics (the "Code") that applies to Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO of PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Directors has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are "independent" within the meaning of that term under the Investment Company Act of 1940.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP ("PwC") for the audit of the MainStay VP Series Fund, Inc. ("Fund") annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years were $885,825 for 2006 and $812,875 for 2007.

     (b) AUDIT-RELATED FEES. The aggregate fees billed in each of the last two fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item are $0 for 2006 and $14,500 for 2007.

     (c) TAX FEES. The aggregate fees billed in each of the last two fiscal years for professional services rendered by PWC for tax compliance, tax advice, and tax planning are $117,500 for 2006 and $123,400 for 2007.

     (d) ALL OTHER FEES. The aggregate fees billed in each of the last two fiscal years for products and services provided by PWC, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $ 0 for 2007.

     (e) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

          (1) Audit Committee Policies Regarding Pre-Approval of Services:

          The Fund's Audit Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Fund's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the

          Fund (collectively, the "Service Affiliates") if the services directly relate to the Fund's operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Fund's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Fund and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Fund or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

          (2) With respect to the services described in paragraphs (b) through
     (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Less than fifty percent of PwC's engagement to audit the Fund's financial statements for the fiscal year ended December 31, 2007 was attributable to work performed by persons other than PwC's full-time, permanent employees.

     (g) All non-audit fees billed by PwC for the fiscal years ended December 31, 2006 and December 31, 2007 are disclosed in paragraph (b) through (d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Fund's investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund for each of the last two fiscal years of the Fund were approximately $189,776 for 2006 and $ 0 for 2007.

     (h) The Fund's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Fund's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

          The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Since the Fund's last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

a) Based on an evaluation of the Fund's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Fund's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Fund in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Fund's management, including the Fund's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Fund's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) The Code of Ethics referenced in Item 2 of this report is furnished as an exhibit to this filing.

(a)(2) Certifications of the principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of the principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP SERIES FUND, INC.


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President

Date: March 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President

Date: March 5, 2008


By: /s/ Jack R. Benintende
    ---------------------------------
    Jack R. Benintende
    Treasurer and Principal Financial
    and Accounting Officer

Date: March 5, 2008

                                  EXHIBIT INDEX

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.